File No. 333-41180
Filed on: April 30, 202	File No. 811-10011

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☐
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	29	☒
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☐
Amendment No.	71	☒

(Check appropriate box or boxes)

SBL VARIABLE ANNUITY ACCOUNT XIV
(Exact Name of Registrant)

Security Benefit Life Insurance Company
(Name of Depositor)

One Security Benefit Place, Topeka, Kansas 66636-0001
(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number, Including Area Code:
(785) 438-3000

Name of Agent for Service for Process:
Chris Swickard, Associate General Counsel
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, KS 66636-0001

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective:
☐ immediately upon filing pursuant to paragraph (b) of Rule 485
☒ on May 1, 2020, pursuant to paragraph (b) of Rule 485
☐ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐ on May 1, 2020, pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
   ☐ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of securities being registered: Interests in a separate account under individual flexible premium deferred variable annuity contracts.

Prospectus
SECUREDESIGNS® VARIABLE ANNUITY

May 1, 2020

Important Privacy Notice Included
See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, LLC.

V6917	32-69179-00 2020/05/01

SECUREDESIGNS® VARIABLE ANNUITY
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the SecureDesigns Variable Annuity—a flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals as a non‑tax qualified contract. The Contract is also available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current Contract owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company, called the SBL Variable Annuity Account XIV (the “Separate Account”), or to the Fixed Account (if it is available under your Contract). Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are:1
•	AB VPS Dynamic Asset Allocation
•	AB VPS Small/Mid Cap Value
•	American Century VP Ultra®
•	American Century VP Value
•	American Funds IS® Asset Allocation
•	American Funds IS ® Capital World Bond Fund (formerly American Funds IS® Global Bond)
•	American Funds IS® Global Growth
•	American Funds IS® Growth-Income
•	American Funds IS® International
•	American Funds IS® New World
•	BlackRock Equity Dividend V.I.
•	BlackRock Global Allocation V.I.
•	BlackRock High Yield V.I.
•	BNY Mellon IP MidCap Stock (formerly Dreyfus IP MidCap Stock)
•	BNY Mellon IP Small Cap Stock Index (formerly Dreyfus IP Small Cap Stock Index)
•	BNY Mellon IP Technology Growth (formerly Dreyfus IP Technology Growth)
•	BNY Mellon VIF Appreciation (formerly Dreyfus VIF Appreciation)
•	ClearBridge Variable Aggressive Growth
•	ClearBridge Variable Small Cap Growth
•	Fidelity® VIP Equity-Income
•	Fidelity® VIP Growth & Income
•	Fidelity® VIP Growth Opportunities
•	Fidelity® VIP High Income
•	Fidelity® VIP Overseas
•	Franklin Allocation VIP Fund
•	Franklin Income VIP Fund
•	Franklin Mutual Global Discovery VIP Fund
•	Franklin Small Cap Value VIP Fund

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
An Underlying Fund prospectus will be provided upon receipt of your first Purchase Payment allocated to the Subaccount investing in the Underlying Fund. Prospectuses and summary prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain additional prospectuses and summary prospectuses for the Underlying Funds by contacting the Company at 1‑800‑888‑2461.
Expenses for this Contract, if purchased with the Extra Credit Rider, may be higher than expenses for a contract without the Extra Credit Rider. The amount of Credit Enhancement may be more than offset by any additional fees and charges.
The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.
Date:  May 1, 2020

V6917	Protected by U.S. Patent No. 7,251,623 B1.	32-69179-00 2020/05/01

•	Franklin Strategic Income VIP Fund
•	Guggenheim VIF All Cap Value
•	Guggenheim VIF Alpha Opportunity
•	Guggenheim VIF Floating Rate Strategies
•	Guggenheim VIF Global Managed Futures Strategy
•	Guggenheim VIF High Yield
•	Guggenheim VIF Large Cap Value
•	Guggenheim VIF Long Short Equity
•	Guggenheim VIF Managed Asset Allocation
•	Guggenheim VIF Multi‑Hedge Strategies
•	Guggenheim VIF Small Cap Value
•	Guggenheim VIF SMid Cap Value (formerly Guggenheim VIF Mid Cap Value)
•	Guggenheim VIF StylePlus Large Core
•	Guggenheim VIF StylePlus Large Growth
•	Guggenheim VIF StylePlus Mid Growth
•	Guggenheim VIF StylePlus Small Growth
•	Guggenheim VIF Total Return Bond
•	Guggenheim VIF World Equity Income
•	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund
•	Invesco Oppenheimer V.I. Global fund (formerly Oppenheimer Global Fund/VA)
•	Invesco Oppenheimer V.I. Main Street Small Cap Fund (formerly Oppenheimer Main Street Small Cap Fund ® /VA)
•	Invesco Oppenheimer V.I. Total Return Bond Fund (formerly Oppenheimer Total Return Bond Fund/VA)
•	Invesco V.I. Comstock
•	Invesco V.I. Equity and Income
•	Invesco V.I. Global Real Estate
•	Invesco V.I. Government Money Market
•	Invesco V.I. Government Securities
•	Invesco V.I. Health Care
•	Invesco V.I. International Growth
•	Invesco V.I. Mid Cap Core Equity
•	Invesco V.I. Value Opportunities
•	Ivy VIP Asset Strategy
•	Janus Henderson VIT Enterprise
•	Janus Henderson VIT Research
•	JPMorgan Insurance Trust Core Bond Portfolio
•	Lord Abbett Series Bond-Debenture VC
•	Lord Abbett Series Developing Growth VC
•	MFS® VIT II Research International
•	MFS® VIT Total Return
•	MFS® VIT Utilities
•	Morgan Stanley VIF Emerging Markets Equity
•	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
•	Morningstar Balanced ETF Asset Allocation Portfolio
•	Morningstar Conservative ETF Asset Allocation Portfolio
•	Morningstar Growth ETF Asset Allocation Portfolio
•	Morningstar Income and Growth ETF Asset Allocation Portfolio
•	Neuberger Berman AMT Sustainable Equity
•	PIMCO VIT All Asset
•	PIMCO VIT CommodityRealReturn Strategy
•	PIMCO VIT Emerging Markets Bond
•	PIMCO VIT International Bond Portfolio (U.S. Dollar‑Hedged)
•	PIMCO VIT Low Duration
•	PIMCO VIT Real Return
•	PIMCO VIT Total Return
•	Putnam VT Small Cap Value
•	Royce Micro-Cap
•	T. Rowe Price Health Sciences
•	Templeton Developing Markets VIP Fund
•	Templeton Global Bond VIP Fund
•	Western Asset Variable Global High Yield Bond

1
Subaccounts other than those listed above may still be operational, but not currently offered as investment options under the Contract. See the discussion of “Closed Subaccounts under Allocation of Purchase Payments.”

Amounts that you allocate to the Subaccounts under the Contract will vary based on investment performance of the Subaccounts you select for investment. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.
Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in “The Fixed Account.” Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability. The Fixed Account is not available in all states.
When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The “Statement of Additional Information,” dated May 1, 2020, which has been filed with the SEC contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge, by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1‑800‑888‑2461. The table of contents of the Statement of Additional Information is set forth on page 62 of this Prospectus.
2

The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.
3

4

Page
More About the Contract	46
Ownership	46
Designation and Change of Beneficiary	46
Dividends	46
Payments from the Separate Account	46
Proof of Age and Survival	47
Misstatements	47
Cyber Security and Certain Business Continuity Risks	47
Loans	47
Restrictions on Withdrawals from Qualified Plans	49
Restrictions Under the Texas Optional Retirement Program	50

Federal Tax Matters	50
Introduction	50
Tax Status of the Company and the Separate Account	50
Income Taxation of Annuities in General—Non‑Qualified Contracts	51
Additional Considerations	52
Qualified Plans	53
Other Tax Considerations	57

Other Information	58
Voting of Underlying Fund Shares	58
Changes to Investments	58
Changes to Comply with Law and Amendments	59
Reports to Owners	59
Electronic Privileges	59
State Variations	60
Legal Proceedings	60
Legal Matters	60
Sale of the Contract	60

Performance Information	62

Additional Information	62
Registration Statement	62
Financial Statements	62

Table of Contents for Statement of Additional Information	63

Share Classes, Objectives, and Advisers for Underlying Funds	63

Appendix A – Condensed Financial Information

Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Appendix C – Automatic Bonus Credit Rider

5

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Bonus Credit — An amount added to Contract Value under the Automatic Bonus Credit Rider.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible premium deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Annual Contract Anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider, or the Guaranteed Lifetime Withdrawal Benefit Rider. See the “Fixed Account.”
General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
6

Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The SBL Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Summary

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under “The Fixed Account” and in the Contract.
Purpose of the Contract — The flexible purchase payment deferred variable annuity contract (the “Contract”) described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.
You may purchase the Contract as a non‑tax qualified Contract for an individual (“Non‑Qualified contract”). You may also purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Please see the discussion under “The Contract” for more detailed information.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

7

The Separate Account and the Underlying Funds — The Separate Account is divided into accounts, each referred to as a Subaccount. See “Separate Account.” Each Subaccount invests exclusively in shares of an Underlying Fund, each of which has its own investment objective and policies.
You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.
Fixed Account — If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability. The Fixed Account is not available in all states and is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5% or the 0‑Year or 4‑Year Alternate Withdrawal Charge Rider, or the Guaranteed Lifetime Withdrawal Benefit Rider. See “The Fixed Account.”
Purchase Payments — Your initial Purchase Payment must be at least $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500 ($50 under an Automatic Investment Program). See “Purchase Payments.”
Contract Benefits — You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in “The Contract” and “The Fixed Account.”
At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and also may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in “The Fixed Account.” See “Full and Partial Withdrawals” and “Federal Tax Matters” for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59½.
The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See “Death Benefit” for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See “Annuity Period.”
Optional Riders — Upon your application for the Contract, you may select one or more of the following riders:
•	Annual Stepped Up Death Benefit;
•	Extra Credit at 4%;[1]
•	Waiver of Withdrawal Charge; or
•	0-Year or 4-Year Alternate Withdrawal Charge.[1]
1	The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4‑Year Alternate Withdrawal Charge Rider.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit Rider, Extra Credit at 4% Rider, and the Alternate Withdrawal Charge Rider are available in every state. The Waiver of Withdrawal Charge Rider is not available in every state. See the detailed description of each rider under “Optional Riders.”
Please note that any amount that we may pay or make available under any optional rider that is in excess of the Contract Value is subject to our financial strength and claims-paying ability.
 For information on riders that are no longer available for purchase, please see Appendix B – Riders No Long Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Automatic Bonus Credit Rider. Prior to February 1, 2010, you were not permitted to select a combination of riders with total rider charges in excess of 2.00%
8

Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.
Charges and Deductions — The Company does not deduct a sales load from Purchase Payments before crediting them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.
Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on the withdrawal of Purchase Payments. Purchase Payments include any Bonus Credits for purposes of assessing the withdrawal charge. Purchase Payments do not include Credit Enhancements for the purpose of assessing the withdrawal charge. The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount defined as follows.
The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments and/or Bonus Credits that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Purchase Payments include Bonus Credits paid under the Automatic Bonus Credit Rider for purposes of assessing the withdrawal charge. As such, Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment or Bonus Credit is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
Purchase Payment or Bonus Credit Age (in years)	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

9

The amount of the total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) Annuity Options that provide for payments for life, or a period of at least seven years. See “Contingent Deferred Sales Charge.”
Mortality and Expense Risk Charge. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, from each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.85%
At least $25,000 but less than $100,000	0.70%
$100,000 or more	0.60%

During the Annuity Period, under Annuity Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, the mortality and expense risk charge is 1.25%, on an annual basis, of each Subaccount’s average daily net assets, and the charge is deducted daily. See “Mortality and Expense Risk Charge.”
Administration Charge. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The Company may charge a higher administration charge for certain Subaccounts that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company to meet its revenue targets. See “Administration Charge.”
Optional Rider Charges. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.
The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Prior to February 1, 2010, you were not permitted to select a combination of riders with total rider charges in excess of 2.00%.
For information on rider charges, please see “Optional Rider Expenses” under “Expense Tables” below.
Account Administration Charge. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See “Account Administration Charge.”
Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal (including a systematic withdrawal) if a premium tax was incurred by the Company and is not refundable. Currently, in Maine, South Dakota, and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non‑Qualified Contract. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See “Premium Tax Charge.”
Loan Interest Charge. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.16% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Expenses. Investment advisory fees and other operating expenses of each Underlying Fund are paid by the Underlying Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectuses for the Underlying Funds for more information about Underlying Fund expenses.
10

The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Federal Tax Considerations — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. See “Federal Tax Matters.”
Tax-Free Exchanges — You can generally exchange one contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this Prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, there will be a new withdrawal charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
The IRS has ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within 180 days of the exchange. Please see your tax adviser for further information.
Contacting the Company — You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675‑0497 or by phone by calling 1‑800‑888‑2461.
Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
Contract Owner Transaction Expenses — Contract owner transaction expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state and/or local premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or the Examples. See “Mortality and Expense Risk Charge.”
Charge
Sales Load on Purchase Payments	None
Maximum Contingent Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1   The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments or Bonus Credits have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

11

Periodic Expenses — Periodic expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Charge
Account Administration Charge	$30[1]
Net Loan Interest Charge (as an annual percentage of Contract Value allocated to the Loan Account)[2]	2.16%
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	0.85%[3]
Annual Administration Charge	0.15%
Maximum Annual Charge for Optional Riders	2.00%[4]
Total Separate Account Annual Expenses	3.00%
1   An account administration charge of $30 is deducted at each Contract Anniversary, and a pro rata account administration charge is deducted: (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.
2   The net loan cost equals the difference between the amount of interest the Company charges you for a loan (which will be no greater than 5.16% plus the total charges for riders you have selected) and the amount of interest the Company credits to the Loan Account, which is 3.0%.
3   The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 – 0.85%; At least $25,000 but less than $100,000 – 0.70%; $100,000 or more – 0.60%. Any mortality and expense risk charge above the minimum charge of 0.60% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Annuity Option 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% for Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under “Mortality and Expense Risk Charge.”
4   If you purchase any optional riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) Total rider charges cannot exceed 2.00% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).

Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
Annual Stepped Up Death Benefit	0.20%
4% Extra Credit[1]	0.55%
Waiver of Withdrawal Charge	0.05%
Alternate Withdrawal Charge (0-Year)	0.70%
Alternate Withdrawal Charge (4-Year)[2]	0.60%[3]
Riders No Longer Available – Available For Purchase ONLY Prior To February 1, 2010:
Guaranteed Lifetime Withdrawal Benefit (One Covered Person)	0.85%[4]
Guaranteed Lifetime Withdrawal Benefit (Two Covered Persons)	1.25%[4]
3% Guaranteed Minimum Income Benefit	0.15%
5% Guaranteed Minimum Income Benefit	0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.60%
3% Guaranteed Growth Death Benefit	0.10%
5% Guaranteed Growth Death Benefit	0.20%

12

Annual Rider Charge
6% Guaranteed Growth Death Benefit[5]	0.25%
7% Guaranteed Growth Death Benefit[5]	0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	0.25%
Enhanced Death Benefit	0.25%
Combined Enhanced and Annual Stepped Up Death Benefit	0.35%
Combined Enhanced and Guaranteed Growth Death Benefit	0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	0.40%
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit	0.85%
Guaranteed Minimum Withdrawal Benefit	0.45%[6]
Total Protection	0.85%[7]
3% Extra Credit[1]	0.40%
5% Extra Credit	0.70%
1   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2   If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
3   The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your rider on or after January 1, 2005. However, if the Company issued your rider prior to that date, the charge is 0.55%.
4   The Company will deduct the charge for this rider until the earlier of termination of the rider or the date your Contract Value is reduced to zero.
5   Not available to Texas residents.
6   The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).
7   The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).

Underlying Fund Operating Expenses — The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in its prospectus.
	Minimum	Maximum
Gross Annual Underlying Fund Operating Expenses[1]	0.61%	3.52%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements)[2]	0.60%	2.00%
1   Expenses deducted from Underlying Fund assets include management fees, distribution (12b‑1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the one-year period ended December 31, 2019, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the one-year period ended December 31, 2019. Gross Annual Underlying Fund Operating Expenses do not take into account any voluntary or contractual expense waivers or reimbursements
Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.
2   Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2021.

13

Examples — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the account administration charge, Separate Account annual expenses (including, maximum optional rider charges in the aggregate of 2.00%) and Underlying Fund fees and expenses but do not include state and/or local premium taxes, which may be applicable to your Contract.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and the maximum and minimum gross annual operating expenses of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Based on Maximum Underlying Fund Operating Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$1,131	$2,185	$3,262	$5,916
If you do not surrender or you annuitize your Contract	$ 501	$1,650	$2,916	$5,916

Based on Minimum Underlying Fund Operating Expenses	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$ 999	$1,668	$2,257	$3,881
If you do not surrender or you annuitize your Contract	$ 365	$1,109	$1,874	$3,881

Condensed Financial Information

Condensed financial information appears in Appendix A of this Prospectus.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2019, the Company had total assets under management of approximately $36.451 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principal Underwriter for the Contracts is Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).
NEA Retirement Program — The NEA Retirement Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members (“NEA Retirement products”). The Contract is made available under the NEA Retirement Program pursuant to an agreement (the “Agreement”) between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”). Certain local school districts do not allow NEA Retirement products to be made available in their district; as a result, the NEA Retirement Program may not be available in all districts.
Under the Agreement:
•
The Company and its affiliates have the exclusive right to offer NEA Retirement products, including the Contract, under the NEA Retirement Program. However, employers of NEA members are not required to make available NEA Retirement products, and NEA members are not required to select products from any particular provider.

14

•
During the term of the Agreement, MBC may not enter into arrangements with other providers of similar investment programs or otherwise promote to employers of NEA members or to NEA members any investment products that compete with NEA Retirement products offered by the Company and its affiliates, except for products MBC may, subject to limitations of the Agreement, make available in the future through the members-only section of NEA’s website.

•
MBC promotes the NEA Retirement Program to employers of NEA members and to NEA members and provides certain services in connection with the NEA Retirement Program (e.g., monitoring the satisfaction of NEA members with the NEA Retirement Program, mailing welcome letters to members who purchase the Contract, listing NEA Retirement products in their membership accounts and directing participant phone calls to the Company.)

•	MBC provides direct marketing assistance and cooperation to the Company in connection with the NEA Retirement Program.
Pursuant to the Agreement, which was entered into in July 2014 to replace a prior agreement, the Company pays MBC an annual fee for services provided. The annual base fee for the period beginning September 1, 2019 is $3,577,544 with quarterly payments of $894,386. You may wish to take into account the Agreement and the fee paid to MBC when considering and evaluating any communications relating to the Contract.
Neither the NEA nor MBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the NEA or MBC.
MBC, an investment adviser registered with the SEC, monitors performance of investment options made available under the NEA Retirement Program, including the Subaccounts. MBC evaluates and tracks such performance monthly, using independent, publicly available ranking services. MBC makes its monthly reports available to NEA members. Upon your request, MBC will deliver a copy of Part II of its Form ADV, which contains more information about how MBC evaluates and tracks performance and how the fees it receives from the Company are calculated. You may request a copy of such form by calling MBC at 1‑800‑637‑4636.
Other Information. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements. Under these arrangements, such entities may provide services, such as advertising and promotion, and/or may facilitate their members’ access to the Contract and to other products issued by the Company and its affiliates. There also may be an understanding that these entities may make endorsements. The Company and/or certain of its affiliates may pay fees to these entities under such arrangements. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract. For more information concerning these arrangements, please see the Statement of Additional Information.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings, which are subject to change, are opinions as to an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a

15

Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent, the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Fund. Each Underlying Fund has its own investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing certain guaranteed rider benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed rider benefits. During rising markets, the hedging strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these hedging strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of the Underlying Funds currently are not publicly traded. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
A list of each Underlying Fund, its share class, if applicable, a summary of its investment objective, and its investment adviser is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. For a complete description of the Underlying Funds’ investment objectives, strategies and risks, please refer to the Underlying Funds’ prospectuses.
An Underlying Fund prospectus will be provided upon receipt of your first Purchase Payment allocated to the Subaccount investing in the Underlying Fund. Prospectuses and summary prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may

16

obtain additional prospectuses and summary prospectuses for the Underlying Funds by contacting the Company.
Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary for the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b‑1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0% to 0.35% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.10% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.
Other Payments.  In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or     provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distribution the Contract and to cooperate with their promotional efforts for the Underlying Funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.

17

Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC. (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual as a non‑tax qualified contract (“Non‑Qualified Contract”). The Contract is also eligible for purchase in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408, or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as (1) annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b), or (2) traditional and Roth individual retirement accounts or annuities, including traditional IRAs established by an employer under a simplified employee pension plan or a SIMPLE IRA plan, under Section 408. Joint Owners are permitted only on a Contract issued pursuant to a Non‑Qualified Contract. If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408, or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.

18

Assets in the General Account. Your Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims–paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Financial Statements. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1‑800‑888‑2461. You also may obtain our most recent annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1‑800‑888‑2461. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.
Optional Riders — Upon your application for the Contract, you may select one or more of the following riders at an additional charge. (Contract owners who purchased their Contracts prior to February 1, 2010 were not permitted to select riders with total rider charges in excess of 2.00%):
•	Annual Stepped Up Death Benefit;
•	Extra Credit at 4%;[1]
•	Waiver of Withdrawal Charge; or
•	0-Year or 4-Year Alternate Withdrawal Charge.[1]
1	The Fixed Account is not available under your Contract if you select the Extra Credit Rider at 4% or the 0-Year or 4‑Year Alternate Withdrawal Charge Rider.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit Rider, Extra Credit at 4% Rider, and the Alternate Withdrawal Charge Rider are available in every state. The Waiver of Withdrawal Charge rider is not available in every state. See the detailed description of each rider below.
 For information on riders that are no longer available for purchase, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Automatic Bonus Credit Rider.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Annual Stepped Up Death Benefit — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit

19

reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit (except the death benefit calculated under number 1 below) also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Stepped Up Death Benefit.
The Stepped Up Death Benefit is the largest result determined for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•	The Contract Value on each Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus
•	Any Purchase Payments received by the Company since the applicable Contract Anniversary; less
•
An adjustment for any withdrawals (including systematic withdrawals) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, by Contract Value immediately prior to the withdrawal.

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger. See the discussion under “Death Benefit.”
Extra Credit — This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment. You may have in effect on your Contract both an Extra Credit Rider and an Automatic Bonus Credit Rider; however, each rider calculates the Credit Enhancement amount and Bonus Credit amount, respectively, on the basis of Purchase Payments, which do not include any Credit Enhancement or Bonus Credit. See “Appendix C – Automatic Bonus Credit Rider.”
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger at issue. If you elect this rider, you may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.	The amount of the withdrawal, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, less the free withdrawal amount, by
2.	Contract Value immediately prior to the withdrawal.

20

The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The Free Withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See “Free-Look Right.” In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders.
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will increase in correlation to Purchase Payments and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
*Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.

The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010, on a non-discriminatory basis the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Waiver of Withdrawal Charge — This rider makes available a waiver of withdrawal charge in the event of (1) total and permanent disability prior to age 65, (2) your confinement to a nursing home, or (3) terminal illness.
21

The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.
The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
The Company reserves the rights to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The confinement to a nursing home provision of the Waiver of Withdrawal Charge is not available in California and Massachusetts. The terminal illness provision of the Waiver of Withdrawal Charge is not available in California and New Jersey.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.
Alternate Withdrawal Charge — This rider makes available an alternative withdrawal charge schedule. If you elect this rider, the Fixed Account is not available as an investment option under the Contract. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7‑year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. You should consider whether purchasing an Extra Credit Rider (which recaptures all or a portion of the related Credit Enhancements upon any withdrawal within seven years) with an Alternate Withdrawal Charge Rider (which provides a 0 or 4 year withdrawal charge schedule) is appropriate based on your circumstances. If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the Contract Date, this rider is may not be appropriate for you. See “Extra Credit.”
Riders Previously Available for Purchase — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix B – Riders No Longer Available – Available For

22

Purchase Only Prior To February 1, 2010 and Appendix C – Automatic Bonus Credit Rider for descriptions of these riders.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $10,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $500. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $50. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company, in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you in writing of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company; however, subsequent Purchase Payments received at or after close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
 If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, we reserve the right to refuse to accept subsequent Purchase Payments, and/or limit the amount of any subsequent Purchase Payments that we do accept, following the Rider Start Date. If we exercise our right to refuse to accept subsequent Purchase Payments, your Benefit Step-up Base and Benefit Roll-up Base may not be increased by making additional Purchase Payments. In turn, you will be unable to increase your Annual Amount through subsequent Purchase Payments.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar amount or a whole percentage. Available

23

allocation alternatives include the Subaccounts and the Fixed Account; provided that the Fixed Account is available under your Contract.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is properly completed, signed, and received by the Company. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to a fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts as of the date of this Prospectus, and the effective date on which the Subaccounts were closed.
Closed Subaccounts	Effective Date
American Century VP Mid Cap Value	May 1, 2015

In the event that we receive a request to allocate Purchase Payments or Contract Value to a Closed Subaccount, we will handle that transaction as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as provided below, if we receive a Purchase Payment for an existing Contract with an allocation a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount (including cases in which an Extra Credit Rider is in effect). If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Notwithstanding the foregoing, if you had Contract Value allocated to the American Century VP Mid Cap Value Subaccount on May 1, 2015, your Contract Value will remain invested in that Subaccount and you may continue to allocate Purchase Payments or transfer Contract Value to or from that Subaccount, subject to transfer restrictions. Automatic allocation instructions involving the American Century VP Mid Cap Value Subaccount pursuant to an Automatic Allocation Program will remain in effect.
24

Dollar Cost Averaging Option — Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly, semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received by the Company. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month if transfers were made on a monthly basis, a quarter if transfers were made on a quarterly basis, six months if transfers were made on a semiannual basis, or one year if transfers were made on an annual basis, before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you may also elect the Asset Reallocation Option.
If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Asset Reallocation Option — Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
25

To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer or, in the case of a new Contract, will allocate the initial Purchase Payment among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you may also elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $500, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of Valuation Date (normally 3:00 p.m. Central Time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.” The Company reserves the right to limit transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring the Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large

26

transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and consider, among other things, the following factors:
•	the total dollar amount being transferred;
•	the number of transfers you made within a period of calendar days;
•	transfers to and from (or from and to) the same Subaccount;
•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
If the Company determines that your transfer patterns among the Subaccounts are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period beginning on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transfer money out of the Guggenheim VIF SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ends on May 16, which means you could transfer back into the Guggenheim VIF SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
AB VPS Dynamic Asset Allocation, AB VPS Small/Mid Cap Value	30 days
American Century VP Ultra®, American Century VP Value	30 days
American Funds IS® Asset Allocation, American Funds IS® Capital World Bond Fund
, American Funds IS® Global Growth, American Funds IS® Growth-Income, American Funds IS® International, American Funds IS® New World
30 days
BlackRock Equity Dividend V.I., BlackRock Global Allocation V.I. BlackRock High Yield V.I.	30 days
BNY Mellon IP MidCap Stock, BNY Mellon IP Small Cap Stock Index, BNY Mellon IP Technology Growth, BNY Mellon VIF Appreciation	60 days

27

Subaccount	Transfer Block Restriction (# of Calendar Days)
ClearBridge Variable Aggressive Growth, ClearBridge Variable Small Cap Growth	30 days
Fidelity® VIP Equity-Income, Fidelity® VIP Growth & Income, Fidelity® VIP Growth Opportunities, Fidelity® VIP High Income, Fidelity® VIP Overseas	60 days
Franklin Allocation VIP Fund, Franklin Income VIP Fund, Franklin Mutual Global Discovery VIP Fund, Franklin Small Cap Value VIP Fund, Franklin Strategic Income VIP Fund	30 days
Guggenheim VIF All Cap Value, Guggenheim VIF Alpha Opportunity, Guggenheim VIF Floating Rate Strategies, Guggenheim VIF Global Managed Futures Strategy, Guggenheim VIF High Yield, Guggenheim VIF Large Cap Value, Guggenheim VIF Long Short Equity, Guggenheim VIF Managed Asset Allocation, Guggenheim VIF SMid Cap Value, Guggenheim VIF Multi-Hedge Strategies, Guggenheim VIF Small Cap, Guggenheim VIF SMid Cap Value Value, Guggenheim VIF StylePlus Large Core, Guggenheim VIF StylePlus Large Growth, Guggenheim VIF StylePlus Mid Growth, Guggenheim VIF StylePlus Small Growth, Guggenheim VIF Total Return Bond, Guggenheim VIF World Equity Income
30 days
Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Invesco Oppenheimer V.I. Global Fund, Invesco Oppenheimer V.I. Main Street Small Cap Fund, Invesco Oppenheimer V.I. Total Return Bond Fund, Invesco V.I. Comstock, Invesco V.I. Equity and Income, Invesco V.I. Global Real Estate, Invesco V.I. Government Securities; Invesco V.I. Health Care, Invesco V.I. International Growth, Invesco V.I. Mid Cap Core Equity, Invesco V.I. Value Opportunities
30 days
Invesco V.I. Government Money Market	Unlimited
Ivy VIP Asset Strategy	60 days
Janus Henderson VIT Enterprise, Janus Henderson VIT Research	30 days
JPMorgan Insurance Trust Core Bond Portfolio	30 days
Lord Abbett Series Bond-Debenture VC, Lord Abbett Series Developing Growth VC	30 days
MFS® VIT II Research International, MFS® VIT Total Return, MFS® VIT Utilities	30 days
Morgan Stanley VIF Emerging Markets Equity	30 days
Morningstar Aggressive Growth ETF Asset Allocation Portfolio, Morningstar Balanced ETF Asset Allocation Portfolio, Morningstar Conservative ETF Asset Allocation Portfolio, Morningstar Growth ETF Asset Allocation Portfolio, Morningstar Income and Growth ETF Asset Allocation Portfolio
30 days
Neuberger Berman AMT Sustainable Equity	30 days
PIMCO VIT All Asset, PIMCO VIT CommodityRealReturn Strategy, PIMCO VIT Emerging Markets Bond, PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged), PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Total Return
30 days
Putnam VT Small Cap Value	30 days
Royce Micro-Cap	30 days
T. Rowe Price Health Sciences	30 days
Templeton Developing Markets VIP Fund, Templeton Global Bond VIP Fund	30 days
Western Asset Variable Global High Yield Bond	30 days

28

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
 You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
29

The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,
•	Interest credited to the Fixed Account,
•	Payment of Purchase Payments,
•	The amount of any outstanding Contract Debt,
•	Full and partial withdrawals (including systematic withdrawals), and
•	Charges assessed in connection with the Contract, including charges for any optional Riders selected.
The amounts allocated to a Subaccount will be invested in shares of the corresponding Underlying Fund. The investment performance of each Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements and Bonus Credits, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction (subject to any applicable requirements that the transaction be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the NYSE is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

30

The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.60%, and (5) the administration charge under the Contract of 0.15%.
The minimum mortality and expense risk charge of 0.60% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of regular trading on the NYSE (the “cut-off time”) to be processed on the current Valuation Date. The NYSE normally closes at 3:00 p.m. Central time so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that it is received by the Company at its Administrative Office; however, if a Withdrawal Request form is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of all Owners on any request for withdrawal. The Company also requires a guarantee of all such signatures to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor,

31

such as a bank, broker, credit union, and national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charge on partial withdrawals (including systematic withdrawals) from Purchase Payments and/or Bonus Credits that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, and/or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
32

If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal zero.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.” If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, we will not automatically cancel any existing systematic withdrawals that you have established. Since “Excess Withdrawals” may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted. See “Guaranteed Lifetime Withdrawal Benefit Rider” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you, as of the Valuation Date on which the Company receives your Contract, Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we received your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If an Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior

33

to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.
The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).

If any Owner (or Annuitant, if the Owner is not a natural person) was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of Annual Stepped Up Death Benefit Rider above, as well as the discussion of Guaranteed Growth Death Benefit Rider, Combined Annual Stepped Up and Guaranteed Growth Death Benefit Rider, Enhanced Death Benefit Rider, Combined Enhanced and Annual Stepped Up Death Benefit Rider, Combined Enhanced and Guaranteed Growth Death Benefit Rider, Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit Rider, 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and Total Protection Rider in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Participant has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.
Distribution Requirements — For Contracts issued in connection with a Non‑Qualified Contract, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earliest of the spouse’s death or the Annuity Start Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Contract Value will

34

not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
For any Designated Beneficiary of a Non-Qualified Contract other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner’s interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner’s death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.
For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Charges and Deductions

Contingent Deferred Sales Charge — The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments include any Bonus Credits for purposes of assessing the withdrawal charge. As such, any Bonus Credits are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Credits. Purchase Payments do not include Credit Enhancements for the purpose of assessing the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements and/or Bonus Credits, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments and/or Bonus Credits that exceeds the free withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments, then Bonus Credits in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments or Bonus Credits for the purpose of determining future withdrawal charges. Also, under the Guaranteed Lifetime Withdrawal Benefit, Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
35

The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment and Bonus Credit is considered to have a certain “age,” depending on the length of time since the Purchase Payment or Bonus Credit was effective. A Purchase Payment or Bonus Credit is “age one” in the year beginning on the date the Purchase Payment or Bonus Credit is applied by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
Purchase Payment or Bonus Credit Age (in years)	Withdrawal Charge
1	7%
2	7%
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments and Bonus Credits paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.60%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.85%
At least $25,000 but less than $100,000	0.70%
$100,000 or more	0.60%

During the Annuity Period, under Annuity Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, the mortality and expense risk charge is 1.25% of each Subaccount’s average daily net assets, on an annual basis, and the charge is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In

36

this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contracts and operation of the Subaccounts.
The Company assesses the administration charge in order to facilitate making certain Underlying Funds available as investment options under the Contract. The Company applies the fee on all Subaccounts, but may impose a higher fee on Subaccounts that we add in the future that invest in Underlying Funds that do not provide the Company or its affiliates with the amount of revenue it requires in order for it to meet its revenue targets. See "Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds" for more information on payments the Company and its affiliates may receive from the Underlying Funds and their affiliates. These payments can be used for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in the Company’s role as intermediary, the Underlying Funds. The Company may profit from the administration charge, and may use any profit derived from this fee for any lawful purpose, including distribution expenses.
Account Administration Charge — The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a Non‑Qualified Contract. Those amounts are currently 2.00%, 1.25% and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal 5.16% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition

37

costs under the Contract. No such charge is currently assessed. See “Tax Status of Security Benefit and the Separate Account” and “Charge for Security Benefit Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges —In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.
The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date, and the charge for the Guaranteed Lifetime Withdrawal Benefit Rider is deducted until the earlier of termination of the rider or the date the Contract Value is reduced to zero. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. (You may not select riders with total charges in excess of 2.00% of Contract Value, for riders elected prior to February 1, 2010.)
As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Automatic Bonus Credit Rider.
Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
Annual Stepped Up Death Benefit	0.20%
4% Extra Credit[1]	0.55%
Waiver of Withdrawal Charge	0.05%
Alternate Withdrawal Charge (0-Year)	0.70%
Alternate Withdrawal Charge (4-Year)[2]	0.60%[3]
Riders No Longer Available – Available For Purchase ONLY Prior To February 1, 2010:
Guaranteed Lifetime Withdrawal Benefit (One Covered Person)	0.85%[4]
Guaranteed Lifetime Withdrawal Benefit (Two Covered Person)	1.25%[4]
3% Guaranteed Minimum Income Benefit	0.15%
5% Guaranteed Minimum Income Benefit	0.30%
6% Dollar for Dollar Guaranteed Minimum Income Benefit	0.60%
3% Guaranteed Growth Death Benefit	0.10%
5% Guaranteed Growth Death Benefit	0.20%
6% Guaranteed Growth Death Benefit[5]	0.25%
7% Guaranteed Growth Death Benefit[5]	0.30%
Combined Annual Stepped Up and Guaranteed Growth Death Benefit	0.25%
Enhanced Death Benefit	0.25%

38

Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Combined Enhanced and Annual Stepped Up Death Benefit	0.35%
Combined Enhanced and Guaranteed Growth Death Benefit	0.35%
Combined Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit	0.40%
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit	0.85%
Guaranteed Minimum Withdrawal Benefit	0.45%[6]
Total Protection	0.85%[6]
3% Extra Credit[1]	0.40%
5% Extra Credit[1]	0.70%
1   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
2   If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
3   The charge for the 4-year Alternate Withdrawal Charge Rider is 0.60% if the Company issues your rider on or after January 1, 2005. However, if the Company issued your rider prior to that date, the charge is 0.55%.
4   The Company will deduct the charge for this rider until the earlier of termination of the rider or the date your Contract Value is reduced to zero.
5   Not available to Texas residents.
6   The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).
7   The Company may increase the rider charge for the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.45% on an annual basis. Please see the discussion under “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for the rider is used in calculating the maximum rider charge of 2.00% of Contract Value for riders elected prior to February 1, 2010 (1.00% for Contracts issued prior to June 19, 2006 with a 0‑Year Alternate Withdrawal Charge Rider).

Guarantee of Certain Charges — The Company guarantees that: (1) the charge for mortality and expense risks will not exceed an annual rate of 0.85% (1.25% during the Annuity Period) of each Subaccount’s average daily net assets; (2) the administration charge will not exceed an annual rate of 0.15% of each Subaccount’s average daily net assets; and (3) the account administration charge will not exceed $30 per year.
Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third annual Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth annual Contract anniversary. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. For Contracts issued in Arizona on or after September 20, 2007, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday.

39

Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by:
•	any applicable premium taxes;
•	any outstanding Contract Debt;
•	for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable; and
•	a withdrawal charge for any option with a non-life payment period of less than 7 years.
The Contract currently provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually, for the variable annuity. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax.

40

However, the Owner cannot take systematic withdrawals. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, if variable annuity payments have been selected.
The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
If you have purchased the Guaranteed Lifetime Withdrawal Benefit Rider and your Contract Value is greater than zero on the annuity Start Date, then instead of receiving the annuity payments described above, you may elect to receive annual annuity payments equal to the Annual Amount under the Rider as of the Annuity Start Date. If you choose to do so, then we will make annuity payments until the later of: (i) the death of the Covered Person (or until the later of the death of the Covered Person or Joint Covered Person, if applicable), or (ii) a fixed period equal to the Contract Value on the Annuity Start Date divided by the Annual Amount on the Annuity Start Date. If the Covered Person (or both the Covered Person and the Joint Covered Person, if applicable) dies before receiving the fixed number of annuity payments, then we will make any remaining annuity payments to the Designated Beneficiary. See “Guaranteed Lifetime Withdrawal Benefit Rider” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Annuity Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%,

41

66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, or the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% (2% for the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Riders) in lieu of the rate described above.
Option 5 — Payments for Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3.5%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
42

The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under Qualified Plans, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax adviser before electing an Annuity Option The Company does not allow the Annuity Start Date to be deferred beyond the Annuitant’s 95th birthday.
The Fixed Account

The Fixed Account is not available in all states. Even if it is available in your state, the Fixed Account is not available if you select the Extra Credit Rider at 4% or the 0-Year or 4-Year Alternate Withdrawal Charge Rider. If the Fixed Account and Loan Account are important to you, you should not select the foregoing optional riders. (The Fixed Account also is not available if you purchased the Extra Credit Rider at 3% or 5% or the Guaranteed Lifetime Withdrawal Benefit Rider. See Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.)
If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of

43

statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
DCA Plus Account — The DCA Plus Account is not available in all states. If it is available in your state, you may allocate all or part of your initial Purchase Payment to the DCA Plus Account, which is part of the Company’s Fixed Account. The rate of Current Interest declared by the Company for the DCA Plus Account will be fixed for the applicable DCA Plus Period, which is a six-month or 12-month period that begins as of the Valuation Date your Purchase Payment is applied to the DCA Plus Account. If you would like to allocate your initial Purchase Payment

44

to the DCA Plus Account, you must complete a DCA Plus form, which is available upon request. Upon the form, you must select the applicable DCA Plus Period, the Subaccounts to which monthly transfers from the DCA Plus Account will be made, and the percentage to be allocated to each such Subaccount. Transfers from the DCA Plus Account to the Fixed Account are not permitted.
The Company will transfer your Contract Value allocated to the DCA Plus Account to the Subaccounts that you select on a monthly basis over the DCA Plus Period. The Company will effect each transfer on the monthly anniversary of the date that your Purchase Payment is allocated to the DCA Plus Account, and the first such transfer will be made on the first monthly anniversary of that date. The amount of each monthly transfer is found by dividing Contract Value allocated to the DCA Plus Account by the number of months remaining in the DCA Plus Period. The Company may declare a rate of Current Interest for the DCA Plus Account that differs from the rate declared for the Fixed Account.
You may allocate only Purchase Payments to the DCA Plus Account, and transfers of Contract Value to this account are not permitted under the Contract. Any Purchase Payments allocated to the DCA Plus Account must be made during the DCA Plus Period and will be transferred to the Subaccounts over the months remaining in the DCA Plus Period. The DCA Plus Account is not available if you have purchased the Extra Credit Rider at 3%, 4% or 5%, the 0-Year or 4-Year Alternate Withdrawal Charge Rider or the Guaranteed Lifetime Withdrawal Benefit Rider, or if the DCA Plus Period has expired. You may terminate your allocation to the DCA Plus Account by sending a written request to transfer all Contract Value allocated to the DCA Plus Account to one or more of the Subaccounts.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes and the account administration, optional rider and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from Current Interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account, and you will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $500 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such

45

Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non‑natural Persons.” See “Federal Tax Matters.”
Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public.   Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts within seven days after a proper request is received at the Company’s Administrative Office. However, the Company

46

can postpone   such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the NYSE is closed other than customary weekend and holiday closings,
•	During which trading on the NYSE is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to  suspend payments of redemption proceeds by imposing a temporary “redemption gate,” we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks  — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Cyber-attacks and other disruptive events including, but not limited to, natural disasters and public health crises (like COVID‑19) that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners.
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan; provided, however, that loans are not available in certain states. Whether you can borrow

47

money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12-month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of your Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value, and the Company reserves the right to limit to one the number of loans outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer’s Plan or program for any additional loan restrictions.
When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn 3.0% on an annual basis. The Owner’s Contract must provide a Fixed Account option for the Owner to be eligible to take a loan. See “The Fixed Account” to determine its availability.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to 5.16% plus the total charges for riders you have selected. For example, if you selected the Annual Stepped Up Death Benefit Rider with an annual charge of 0.20%, the loan interest rate is guaranteed not to exceed 5.36% (5.16% + 0.20%). The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. You must label each loan payment as such. If not labeled as a loan payment, amounts received by the Company will be treated as Purchase Payments. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099‑R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax adviser before requesting a loan.
48

While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Internal Revenue Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.
You should consult with your tax adviser on the effect of a loan.
If you purchased the Guaranteed Lifetime Withdrawal Benefit Rider, you were required to repay any outstanding loan before we issued the Rider, and you may not take a new loan while the Rider is in effect.
Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.
Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances

49

may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract.
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
50

Diversification Standards. Each Underlying Fund will be required to adhere to regulations adopted by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of an Underlying Fund may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Underlying Fund, intends to comply with the diversification requirements of Section 817(h).
Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable currently in the variable contractowner’s gross income. The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Purchase Payments and Contract Values. While the Company does not think that such will be the case, these differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. The Company nonetheless reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Underlying Funds will be able to operate as currently described in the Prospectus, or that the Underlying Funds will not have to change their investment objectives or investment policies.
Income Taxation of Annuities in General—Non‑Qualified Contracts — Section 72 of the Code governs the taxation of annuities. In general, a contract owner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See “Contracts Owned by Non‑Natural Persons,” “Diversification Standards,” and “Owner Control.” Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.
Withdrawals Prior to the Annuity Start Date. Code Section 72 provides generally that amounts received upon a partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Start Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any withdrawal charge in the case of a partial withdrawal) exceeds the “investment in the contract.” The “investment in the contract” is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient’s gross income. The taxable portion is taxed as ordinary income tax rates. For purposes of this rule, a pledge or assignment of a contract is treated as a payment received on account of a partial withdrawal of a Contract.
Surrenders. Upon a complete surrender, the receipt is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed as ordinary income tax rates.
Annuity Payments. For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the “exclusion ratio,” which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non‑taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the “excludable amount,” which establishes the non‑taxable portion of each payment. The non‑taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.
Penalty Tax on Certain Surrenders and Withdrawals. With respect to amounts withdrawn or distributed before the taxpayer reaches age 59½, a penalty tax is imposed equal to 10% of the portion of such amount which is

51

includable in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the “primary annuitant,” who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer’s becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.
If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59½, or (b) before the taxpayer reaches age 59½.
Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Additional Considerations —
Distribution-at-Death Rules. In order to be treated as an annuity contract, a contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Start Date, and before the entire interest in the Contract has been distributed, the remainder of the owner’s interest will be distributed at least as quickly as the method in effect on the owner’s death; and (b) if any owner dies before the Annuity Start Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner’s spouse.
Gift of Annuity Contracts. Generally, gifts of non‑tax qualified Contracts prior to the Annuity Start Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor’s income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.
Contracts Owned by Non‑Natural Persons. If the Contract is held by a non‑natural person (for example, a corporation) the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includable in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a

52

qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.
Multiple Contract Rule. For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includable in gross income, all Non‑Qualified deferred annuity contracts issued by the same insurer to the same contract owner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract’s Annuity Start Date, such as a partial surrender, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.
In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Start Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the “exclusion ratio” under the contract.
Transfers, Assignments or Exchanges of a Contract. A transfer of ownership of a Contract, the designation of an Annuitant, Payee or other Beneficiary who is not also the Owner, the selection of certain Annuity Start Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contract to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Owners, Annuitants, and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. For example, the Company may accept beneficiary designations and payment instructions under the terms of the Contract without regard to any spousal consents that may be required under the plan or the Employee Retirement Income Security Act of 1974 (ERISA). Consequently, an Owner’s Beneficiary designation or elected payment option may not be enforceable.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability

53

of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72  (70½ for employees reaching that age before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee reached that age before January 1, 2020).  Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority.  Not all Annuity Options will satisfy minimum distributions rules for every designated beneficiary. Employees and Beneficiaries should consult a tax adviser if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½, (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
54

Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre‑tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as an IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2020).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($104,000 to $124,000 for a married couple filing a joint return and $65,000 to $75,000 for a single taxpayer in 2020). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $196,000 and $206,000 (for 2020). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the April 1 following the calendar year that the contract owner reaches age 72 (70½ for contract owners who reached that age before January 1, 2020) —the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code

55

Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of nondeductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification as an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $124,000 to $139,000 in adjusted gross income for 2020 ($196,000 to $206,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the contract owner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the contract owner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death, or if the beneficiary elects to delay distributions
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an “eligible retirement plan,” then the amount so transferred is not includable in income. Also, pre‑tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover. For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is

56

received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.”
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
57

The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered "investment income" for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for

58

investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive an annual and semiannual report containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit

59

these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract. Certain non-material provisions of your Contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders may not be available, because of legal restrictions in your state. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your Contract and its endorsements and riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2019, 2018 and 2017, the amounts paid to SDL in connection with all Contracts sold through the Separate Account were $2,274,574, $2,435,279, and $3,183,727, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions   it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
60

Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account  The Company uses  its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6.5% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and/ or 1.0% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5) sponsorship of or  reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers’; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2019 in connection with the sale of its variable annuity contracts: OFG Financial Services, Inc., GWN Securities, Inc., Lincoln Investment PLNG, LLC., Cetera Advisor Networks, LLC., LPL Financial Corporation, PlanMember Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial, Inc., Advance Advisor Group, LLC and Securities America Inc.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways by different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.

61

Performance Information

Performance information for the Subaccounts, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.
Current yield for the Invesco V.I. Government Money Market Subaccount will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then “annualized” (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). “Effective yield” for the Invesco V.I. Government Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Invesco V.I. Government Money Market Subaccount yields may also become extremely low and possibly negative.
For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.
Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.
Although the Contract was not available for purchase until December 4, 2000, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield of the Invesco V.I. Government Money Market Subaccount and total returns of the Subaccounts, see the Statement of Additional Information.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees, and may also be obtained for free from the SEC’s web site (http://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636‑0001 or by calling 1‑800‑888‑2461.
Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2019 and 2018, and for the periods February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2019, and for each of the specified periods ended December 31, 2019 and 2018, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.
62

Table of Contents for Statement of Additional Information

The Statement of Additional Information for the SecureDesigns Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company, its subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company’s toll-free telephone number at 1‑800‑888‑2461 or by detaching this page from the prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675‑0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:
GENERAL INFORMATION AND HISTORY
Safekeeping of Assets
ARRAINGEMENTS WITH ENTITIES ASSOCIATED WITH THE NEA
METHOD OF DEDUCTING THE EXCESS CHARGE
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX‑QUALIFIED RETIREMENT PLANS
Section 403(b)
Roth 403(b)
Sections 408 and 408A
PERFORMANCE INFORMATION
MIXED AND SHARED FUNDING CONFLICTS
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS
Share Classes, Objectives, and Advisers for Underlying Funds

There is no guarantee that any Underlying Fund will meet its investment objective.

More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund prospectuses and summary prospectuses. Prospectuses and summary prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus.
NOTE: If you received a summary prospectus for an Underlying Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Underlying Fund prospectus.
Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
AB VPS Dynamic Asset Allocation	B	Maximize total return consistent with the Adviser’s determination of reasonable risk.	AllianceBernstein L.P.
AB VPS Small/Mid Cap Value	B	Seeks long-term growth of capital.	AllianceBernstein L.P.
American Century VP Ultra®	II	Seeks long-term capital growth.	American Century Investment Mgmt., Inc
American Century VP Value	II	Seeks long-term capital growth. Income is a secondary objective.	American Century Investment Mgmt., Inc

63

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
American Funds IS® Asset Allocation	4	Provide high total return (including income and capital gains) consistent with preservation of capital over the long term.	Capital Research and Mgmt. Co.
American Funds IS® Capital World Bond Fund	4	Provide, over the long term, a high level of total return consistent with prudent investment management.	Capital Research and Mgmt. Co.
American Funds IS® Global Growth	4	Provide long-term growth of capital.	Capital Research and Mgmt. Co.
American Funds IS® Growth-Income	4	Achieve long-term growth of capital and income.	Capital Research and Mgmt. Co.
American Funds IS® International	4	Provide long-term growth of capital.	Capital Research and Mgmt. Co.
American Funds IS® New World	4	Long-term capital appreciation.	Capital Research and Mgmt. Co.
BlackRock Equity Dividend V.I.	3	Seeks long-term total return and current income.	BlackRock Advisors LLC
BlackRock Global Allocation V.I.	3	Seeks high total investment return.	BlackRock Advisors LLC
BlackRock High Yield V.I.	3	Maximize total return, consistent with income generation and prudent investment management.	BlackRock Advisors LLC
ClearBridge Variable Aggressive Growth	II	Seeks capital appreciation.	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	I	Seeks long-term growth of capital.	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
BNY Mellon IP MidCap Stock	Service
Seeks investment results that are greater than the total return performance of publicly traded common stocks of medium-size domestic companies in the aggregate, as represented by the Standard & Poor's MidCap 400® Index (S&P 400 Index), and if such fees and/or charges were included, the fees and expenses would be higher.
			Dreyfus Corp.
BNY Mellon IP Small Cap Stock Index	Service	Seeks to match the performance of the Standard & Poor's® SmallCap 600 Index (S&P SmallCap 600 Index).	Dreyfus Corp.
BNY Mellon IP Technology Growth	Service	Seeks capital appreciation.	Dreyfus Corp.
Dreyfus VIF Appreciation	Service	Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	Dreyfus Corp.	Fayez Sarofim & Co.
Fidelity® VIP Equity‑Income	Service Class 2
Seeks reasonable income. The fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index.
			Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.

64

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Fidelity® VIP Growth & Income	Service Class 2	Seeks high total return through a combination of current income and capital appreciation.	Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.
Fidelity® VIP Growth Opportunities	Service Class 2	Provide capital growth.	Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.
Fidelity® VIP High Income	Service Class 2	Seeks a high level of current income, while also considering growth of capital.	Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.
Fidelity® VIP Overseas	Service Class 2	Seeks long-term growth of capital.	Fidelity Mgmt. & Research Co.
FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; FIL Investments (Japan) Ltd.; Fil Investment Advisors; FIL Investment Advisors (UK) Ltd; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.

Franklin Allocation VIP Fund	4
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests equal portions in Class 1 shares of Franklin Income VIP Fund, Franklin Mutual Shares VIP Fund, and Templeton Growth VIP Fund.
			Franklin Templeton Services LLC
Franklin Income VIP Fund	2	Maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in both equity and debt securities.	Franklin Advisers, Inc.
Franklin Mutual Global Discovery VIP Fund	2	Seeks capital appreciation. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Advisers, LLC
Franklin Small Cap Value VIP Fund	2	Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small-capitalization companies.	Franklin Advisory Services, LLC
Franklin Strategic Income VIP Fund	2
Seeks a high level of current income, with capital appreciation over the long term as a secondary goal. Under normal market conditions, the fund invests primarily to predominantly in U.S. and foreign debt securities, including those in emerging markets.
			Franklin Advisers, Inc.
Guggenheim VIF All Cap Value		Seeks long-term growth of capital.	Security Investors, LLC

65

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Guggenheim VIF Alpha Opportunity		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF Floating Rate Strategies		Provide a high level of current income while maximizing total return.	Guggenheim Partners Investment Mgmt. LLC
Guggenheim VIF Global Managed Futures Strategy		Generate positive total returns over time.	Security Investors, LLC
Guggenheim VIF High Yield		Seeks high current income; capital appreciation is secondary objective.	Security Investors, LLC
Guggenheim VIF Large Cap Value		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF Long Short Equity		Seeks long term capital appreciation.	Security Investors, LLC
Guggenheim VIF Managed Asset Allocation		Provide growth of capital and, secondarily, preservation of capital.	Security Investors, LLC
Guggenheim VIF Mid Cap Value		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF Multi‑Hedge Strategies		Seeks long-term capital appreciation with less risk than traditional equity funds.	Security Investors, LLC
Guggenheim VIF Small Cap Value		Seeks long term capital appreciation.	Security Investors, LLC
Guggenheim VIF StylePlus Large Core		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF StylePlus Large Growth		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF StylePlus Mid Growth		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF StylePlus Small Growth		Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim VIF Total Return Bond		Provide total return, comprised of current income and capital appreciation.	Security Investors, LLC
Guggenheim VIF World Equity Income		Provide total return, comprised of capital appreciation and income.	Security Investors, LLC
Invesco V.I. Comstock	Series II	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks.	Invesco Advisers, Inc.
Invesco V.I. Equity and Income	Series II	Seeks capital appreciation and current income.	Invesco Advisers, Inc.
Invesco V.I. Global Real Estate	Series I	Seeks total return through growth of capital and current income.	Invesco Advisers, Inc.	Invesco Asset Mgmt. Ltd
Invesco V.I. Government Money Market	Series II	Provide current income consistent with preservation of capital and liquidity.	Invesco Advisers, Inc.
Invesco V.I. Government Securities	Series II	Seeks total return, comprised of current income and capital appreciation.	Invesco Advisers, Inc.

66

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Invesco V.I. Health Care	Series I	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. International Growth	Series II	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Core Equity	Series II	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth	Series II	Seeks capital growth.	Invesco Advisers, Inc.
Invesco V.I. Value Opportunities	Series II	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Ivy VIP Asset Strategy		Provide total return.	Ivy Investment Mgmt. Co.
Janus Henderson VIT Enterprise	Service	Seeks long-term growth of capital.	Janus Capital Mgmt. LLC
Janus Henderson VIT Research	Service	Seeks long-term growth of capital.	Janus Capital Mgmt. LLC
JPMorgan Insurance Trust Core Bond Portfolio	2	Maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.	J.P. Morgan Investment Mgmt., Inc.
Lord Abbett Series Bond‑Debenture VC	VC	Seeks high current income and the opportunity for capital appreciation to produce a high total return.	Lord, Abbett & Co. LLC
Lord Abbett Series Developing Growth VC	VC	Seeks long-term growth of capital.	Lord, Abbett & Co. LLC
MFS® VIT II Research International	Service	Seeks capital appreciation.	Massachusetts Financial Services Co.
MFS® VIT Total Return	Service	Seeks total return.	Massachusetts Financial Services Co.
MFS® VIT Utilities	Service	Seeks total return.	Massachusetts Financial Services Co.
Morgan Stanley VIF Emerging Markets Equity	II	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.	Morgan Stanley Investment Mgmt., Inc.	Morgan Stanley Investment Mgmt. Co
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	II	Seeks capital appreciation.	ALPS Advisors Inc	Morningstar Investment Mgmt. LLC
Morningstar Balanced ETF Asset Allocation Portfolio	II	Seeks capital appreciation and some current income.	ALPS Advisors Inc	Morningstar Investment Mgmt. LLC
Morningstar Conservative ETF Asset Allocation Portfolio	II	Seeks current income and capital appreciation.	ALPS Advisors Inc	Morningstar Investment Mgmt. LLC
Morningstar Growth ETF Asset Allocation Portfolio	II	Seeks capital appreciation.	ALPS Advisors Inc	Morningstar Investment Mgmt. LLC

67

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Morningstar Income and Growth ETF Asset Allocation Portfolio	II	Seeks current income and capital appreciation.	ALPS Advisors Inc	Morningstar Investment Mgmt. LLC
Neuberger Berman AMT Sustainable Equity	S	Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC
Oppenheimer Global Fund/VA	Service	Seeks capital appreciation.	OFI Global Asset Mgmt., Inc.	OppenheimerFunds Inc
Invesco Oppenheimer V.I. Main Street Small Cap Fund	Service	Seeks capital appreciation.	OFI Global Asset Mgmt., Inc.	OppenheimerFunds Inc
Invesco Oppenehimer V.I. Total Return Bond Fund	Service	Seeks total return.	OFI Global Asset Mgmt., Inc.	OppenheimerFunds Inc
PIMCO VIT All Asset	Administrative	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC	Research Affiliates LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Seeks maximum real return, consistent with prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO VIT Emerging Markets Bond	Advisor	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO VIT International Bond Portfolio (U.S. Dollar‑Hedged)	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO VIT Low Duration	Administrative	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO VIT Real Return	Administrative	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO VIT Total Return	Advisor	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co.
Putnam VT Small Cap Value	IB	Seeks capital appreciation.	Putnam Investment Mgmt., LLC	Putnam Investments Ltd.
Royce Micro-Cap	Investment	Seeks long-term growth of capital.	Royce & Associates, LP
T. Rowe Price Health Sciences	II	Seeks long-term capital appreciation.	T. Rowe Price Associates, Inc.
Templeton Developing Markets VIP Fund	2	Seeks long-term capital appreciation. Under normal market conditions, the fund invests at least 80% of its net assets in emerging markets investments.	Templeton Asset Mgmt. Ltd.

68

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Templeton Global Bond VIP Fund	2
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in bonds, which include debt securities of any maturity, such as bonds, notes, bills and debentures.
			Franklin Advisers, Inc.
Western Asset Variable Global High Yield Bond	II	Maximize total return.	Legg Mason Partners Fund Advisor, LLC	Western Asset Mgmt. Co. Pte Ltd; Western Asset Mgmt. Co.; Western Asset Mgmt. Co. Ltd.

69

APPENDIX A

Condensed Financial Information

The following condensed financial information presents Accumulation Unit values and ending Accumulation Units outstanding for each Subaccount for each of the following periods ended December 31. The following information does not include Subaccounts that were not available as of December 31, 2019.
		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
AB VPS Dynamic Asset Allocation	2019	9.31	10.33	66,874
	2018	10.43	9.31	69,128
	2017	9.47	10.43	59,656
	2016	9.51	9.47	69,756
	2015	10.01	9.51	66,439
	2014[2]	10.00	10.01	36,565
AB VPS Small/Mid Cap Value	2019	10.09	11.65	140,886
	2018	12.36	10.09	114,598
	2017	11.38	12.36	97,165
	2016	9.46	11.38	122,514
	2015	10.42	9.46	41,709
	2014	10.00	10.42	14,295
American Century VP Mid Cap Value	2019	13.79	17.13	339,456
	2018	16.45	13.79	380,182
	2017	15.32	16.45	444,193
	2016	12.96	15.32	886,562
	2015	13.67	12.96	1,055,255
	2014	12.21	13.67	1,323,146
	2013	9.76	12.21	1,473,070
	2012	8.72	9.76	501,833
	2011	9.13	8.72	446,600
	2010	7.97	9.13	431,222
American Century VP Ultra®	2019	20.01	25.92	585,043
	2018	20.65	20.01	678,846
	2017	16.25	20.65	732,208
	2016	16.16	16.25	772,426
	2015	15.82	16.16	839,524
	2014	14.96	15.82	651,919
	2013	11.34	14.96	838,660
	2012	10.35	11.34	1,238,000
	2011	10.65	10.35	936,725
	2010	9.55	10.65	969,263
American Century VP Value	2019	18.15	25.92	585,043
	2018	20.77	18.15	1,837,862
	2017	19.86	20.77	2,009,968
	2016	17.14	19.86	2,127,144
	2015	18.55	17.14	1,765,893
	2014	17.05	18.55	1,843,306
	2013	13.47	17.05	1,617,355
	2012	12.20	13.47	1,528,642
	2011	12.56	12.20	1,747,439
	2010	11.54	12.56	1,708,664

A-1

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
American Funds IS® Asset Allocation	2019	10.65	12.40	793,616
	2018	11.62	10.65	658,159
	2017	10.41	11.62	539,232
	2016	9.90	10.41	466,537
	2015	10.16	9.90	262,748
	2014[2]	10.00	10.16	177,801
American Funds IS® Global Bond	2019	8.39	8.69	877,012
	2018	8.85	8.39	771,853
	2017	8.62	8.85	535,206
	2016	8.74	8.62	519,924
	2015	9.47	8.74	455,123
	2014[2]	10.00	9.47	366,179
American Funds IS ® Capital World Bond Fund (formerly American Funds IS® Global Growth)	2019	11.11	14.44	791,364
	2018	12.71	11.11	624,571
	2017	10.07	12.71	647,433
	2016	10.41	10.07	270,333
	2015	10.13	10.41	367,157
	2014[2]	10.00	10.13	37,195
American Funds IS® Growth-Income	2019	12.27	14.87	1,275,926
	2018	13.01	12.27	1,114,078
	2017	11.06	13.01	1,107,320
	2016	10.32	11.06	804,822
	2015	10.59	10.32	590,806
	2014[2]	10.00	10.59	483,718
American Funds IS® International	2019	9.09	10.74	623,841
	2018	10.90	9.09	580,793
	2017	8.58	10.90	544,183
	2016	8.63	8.58	183,750
	2015	9.41	8.63	115,549
	2014[2]	10.00	9.41	55,300
American Funds IS® New World	2019	8.72	10.82	162,166
	2018	10.56	8.72	120,767
	2017	8.50	10.56	92,577
	2016	8.40	8.50	50,548
	2015	9.02	8.40	38,189
	2014[2]	10.00	9.02	15,127
BlackRock Equity Dividend V.I.	2019	11.16	13.70	440,003
	2018	12.52	11.16	353,676
	2017	11.16	12.52	167,989
	2016	9.98	11.16	224,051
	2015	10.45	9.98	85,029
	2014[2]	10.00	10.45	52,334
BlackRock Global Allocation V.I.	2019	9.14	10.37	198,703
	2018	10.27	9.14	189,358
	2017	9.38	10.27	150,900
	2016	9.38	9.38	158,251
	2015	9.84	9.38	244,016
	2014[2]	10.00	9.84	177,892

A-2

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
BlackRock High Yield V.I.	2019	9.39	10.39	778,149
	2018	10.04	9.39	326,298
	2017	9.74	10.04	421,448
	2016	8.96	9.74	317,013
	2015	9.68	8.96	155,705
	2014[2]	10.00	9.68	170,614
BNY Mellon IP MIdCap Stock (formerly Dreyfus IP MidCap Stock)	2019	10.04	11.59	322,409
	2018	12.37	10.04	456,747
	2017	11.16	12.37	486,166
	2016	10.06	11.16	460,543
	2015	10.71	10.06	136,809
	2014 [2]	10.00	10.71	35,559
BNY Mellon IP Small Cap Stock Index (formerly Dreyfus IP Small Cap Stock Index)	2019	11.32	13.33	488,479
	2018	12.91	11.32	413,215
	2017	11.93	12.91	371,114
	2016	9.85	11.93	317,707
	2015	10.47	9.85	75,496
	2014 [2]	10.00	10.47	167,610
BNY Mellon IP Technology Growth (formerly Dreyfus IP Technology Growth)	2019	20.61	24.91	451,633
	2018	21.67	20.61	454,432
	2017	15.81	21.67	494,752
	2016	15.72	15.81	454,833
	2015	15.41	15.72	532,430
	2014	15.01	15.41	506,733
	2013	11.76	15.01	559,971
	2012	10.59	11.76	704,085
	2011	11.95	10.59	765,394
	2010	9.57	11.95	1,221,964
BNY Mellon VIF Appreciation (formerly Dreyfus VIF Appreciation)	2019	10.92	14.28	72,058
	2018	12.20	10.92	36,028
	2017	9.97	12.20	27,996
	2016	9.62	9.97	42,571
	2015	10.27	9.62	60,053
	2014 [2]	10.00	10.27	16,190
ClearBridge Variable Aggressive Growth	2019	14.85	17.85	755,871
	2018	16.87	14.85	807,652
	2017	15.10	16.87	917,199
	2016	15.53	15.10	1,342,874
	2015	16.44	15.53	1,751,174
	2014	14.22	16.44	1,757,002
	2013	10.02	14.22	1,564,516
	2012	8.78	10.02	1,471,901
	2011	8.92	8.78	1,564,947
	2010	7.43	8.92	2,625,368

A-3

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
ClearBridge Variable Small Cap Growth	2019	17.82	21.78	260,307
	2018	17.89	17.82	272,592
	2017	14.95	17.89	288,943
	2016	14.67	14.95	312,440
	2015	15.93	14.67	353,813
	2014	15.89	15.93	493,262
	2013	11.22	15.89	785,656
	2012	9.75	11.22	473,089
	2011	9.98	9.75	505,646
	2010	8.28	9.98	436,301
Fidelity® VIP Equity-Income	2019	10.23	12.52	234,467
	2018	11.61	1023	277,146
	2017	10.70	11.61	322,501
	2016	9.44	10.70	342,589
	2015	10.23	9.44	98,026
	2014[2]	10.00	10.23	35,798
Fidelity® VIP Growth & Income	2019	10.87	13.58	300,881
	2018	12.43	10.87	290,111
	2017	11.07	12.43	293,578
	2016	9.92	11.07	349,793
	2015	10.57	9.92	243,899
	2014[2]	10.00	10.57	66,118
Fidelity® VIP Growth Opportunities	2019	15.15	20.50	589,082
	2018	14.02	15.15	436,199
	2017	10.85	14.02	363,757
	2016	11.25	10.85	137,576
	2015	11.09	11.25	127,813
	2014[2]	10.00	11.09	14,812
Fidelity® VIP High Income	2019	9.30	10.28	76,946
	2018	10.02	9.30	72,639
	2017	9.73	10.02	87,103
	2016	8.84	9.73	102,775
	2015	9.55	8.84	41,417
	2014[2]	10.00	9.55	8,371
Fidelity® VIP Overseas	2019	8.59	10.55	178,504
	2018	10.50	8.59	266,014
	2017	8.39	10.50	279,372
	2016	9.20	8.39	158,235
	2015	9.24	9.20	161,191
	2014[2]	10.00	9.24	21,352

A-4

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Franklin Allocation VIP Fund	2019	9.86	11.36	280,125
	2018	11.33	9.86	274,014
	2017	10.52	11.33	364,951
	2016	9.67	10.52	423,730
	2015	10.71	9.67	495,065
	2014	10.82	10.71	597,949
	2013	9.09	10.82	599,506
	2012	8.19	9.09	510,993
	2011	8.65	8.19	574,741
	2010	8.14	8.65	309,795
Franklin Income VIP Fund	2019	10.38	11.61,	1,108,993
	2018	11.26	10.38	1,367,261
	2017	10.66	11.26	1,338,818
	2016	9.71	10.66	1,626,463
	2015	10.85	9.71	1,698,553
	2014	10.76	10.85	2,282,242
	2013	9.81	10.76	2,591,418
	2012	9.04	9.81	2,531,823
	2011	9.17	9.04	2,422,900
	2010	8.45	9.17	2,159,783
Franklin Mutual Global Discovery VIP Fund	2019	10.10	12.11	965,777
	2018	11.82	10.10	1,142,329
	2017	11.30	11.82	1,329,109
	2016	10.46	11.30	1,496,907
	2015	11.27	10.46	1,719,839
	2014	11.07	11.27	2,114,653
	2013	9.00	11.07	2,625,195
	2012	8.25	9.00	2,706,525
	2011	8.82	8.25	2,524,853
	2010	8.18	8.82	2,764,205
Franklin Small Cap Value VIP Fund	2019	11.71	14.26	171,294
	2018	12.96	11.71	192,820
	2017	13.10	13.96	225,560
	2016	10.45	13.10	309,411
	2015	11.71	10.45	502,308
	2014	12.09	11.71	579,528
	2013	9.21	12.09	451,006
	2012	8.08	9.21	471,090
	2011	8.72	8.08	468,050
	2010	7.06	8.72	483,850
Franklin Strategic Income VIP Fund	2019	8.85	9.21	977,742
	2018	9.39	8.85	858,697
	2017	9.33	9.39	833,601
	2016	8.97	9.33	680,853
	2015	9.69	8.97	632,282
	2014[2]	10.00	9.69	345,934

A-5

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Guggenheim VIF All Cap Value	2019	16.39	19.54	1,030,178
	2018	19.04	16.39	1,181,960
	2017	17.23	19.04	1,396,816
	2016	14.57	17.23	1,451,228
	2015	15.88	14.57	1,592,230
	2014	15.32	15.88	1,854,018
	2013	11.94	15.32	2,395,479
	2012	10.73	11.94	2,697,652
	2011	11.65	10.73	3,123,655
	2010	10.37	11.65	3,957,924
Guggenheim VIF Alpha Opportunity	2019	17.88	16.80	163,758
	2018	21.00	17.88	197,319
	2017	20.33	21.00	226,150
	2016	18.72	20.33	251,349
	2015	20.39	18.72	253,532
	2014	19.36	20.39	303,943
	2013	15.72	19.36	370,920
	2012	14.40	15.72	438,906
	2011	14.68	14.40	517,550
	2010	12.63	14.68	641,976
Guggenheim VIF Floating Rate Strategies	2019	9.51	9.86	412,127
	2018	9.96	9.51	515,669
	2017	9.99	9.96	329,116
	2016	9.56	9.99	288,770
	2015	9.85	9.56	286,810
	2014[2]	10.00	9.85	108,992
Guggenheim VIF Global Managed Futures Strategy	2019	4.71	4.91	174,037
	2018	5.38	4.71	176,040
	2017	5.14	5.38	257,919
	2016	6.26	5.14	285,759
	2015	6.60	6.26	273,790
	2014	6.11	6.60	295,517
	2013	6.19	6.11	389,036
	2012	7.23	6.19	419,809
	2011	8.22	7.23	408,310
	2010	8.85	8.22	391,075
Guggenheim VIF High Yield	2019	31.71	34.11	623,482
	2018	34.34	31.71	637,595
	2017	33.56	34.34	838,015
	2016	29.65	33.56	990,093
	2015	32.05	29.65	1,171,350
	2014	32.46	32.05	1,287,869
	2013	31.38	32.46	1,970,391
	2012	28.37	31.38	2,241,368
	2011	29.46	28.37	2,435,875
	2010	26.50	29.46	2,550,527

A-6

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Guggenheim VIF Large Cap Value	2019	13.14	15.42	1,527,694
	2018	15.08	13.14	1,420,275
	2017	13.52	15.08	1,553,393
	2016	11.56	13.52	1,707,395
	2015	12.65	11.56	1,623,648
	2014	12.00	12.65	1,921,641
	2013	9.44	12.00	2,326,214
	2012	8.48	9.44	2,309,480
	2011	9.16	8.48	3,053,940
	2010	8.18	9.16	3,216,653
Guggenheim VIF Long Short Equity	2019	12.09	12.29	299,746
	2018	14.42	12.09	337,298
	2017	13.03	14.42	379,166
	2016	13.45	13.03	414,337
	2015	13.79	13.45	479,766
	2014	13.92	13.79	515,008
	2013	12.31	13.92	580,965
	2012	12.24	12.31	668,247
	2011	13.60	12.24	806,512
	2010	12.69	13.60	938,404
Guggenheim VIF Managed Asset Allocation	2019	11.64	13.47	822,145
	2018	12.82	11.64	893,758
	2017	11.64	12.82	982,609
	2016	11.19	11.64	1,218,696
	2015	11.60	11.19	1,404,270
	2014	11.29	11.60	1,456,472
	2013	10.25	11.29	1,964,464
	2012	9.40	10.25	1,947,871
	2011	9.69	9.40	2,171,145
	2010	9.10	9.69	2,901,175
Guggenheim VIF SMid Cap Value (formerly Guggenheim VIF Mid Cap Value)	2019	30.34	37.03	949,533
	2018	36.20	30.34	1,087,175
	2017	33.05	36.20	1,276,454
	2016	27.07	33.05	1,503,278
	2015	30.16	27.07	1,655,474
	2014	31.02	30.16	2,029,670
	2013	24.16	31.02	2,421,252
	2012	21.42	24.16	2,684,074
	2011	24.04	21.42	3,051,782
	2010	21.18	24.04	3,562,670
Guggenheim VIF Multi-Hedge Strategies	2019	6.03	6.10	229,596
	2018	6.60	6.03	273,539
	2017	6.61	6.60	360,313
	2016	6.90	6.61	425,959
	2015	7.03	6.90	482,281
	2014	6.97	7.03	494,329
	2013	7.12	6.97	514,070
	2012	7.23	7.12	549,166
	2011	7.27	7.23	501,230
	2010	7.10	7.27	561,991

A-7

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Guggenheim VIF Small Cap Value	2019	30.25	35.71	621,963
	2018	35.96	30.25	642,326
	2017	36.00	35.96	764,736
	2016	29.52	36.00	797,122
	2015	32.83	29.52	815,095
	2014	34.56	32.83	978,672
	2013	26.23	34.56	1,211,119
	2012	22.79	26.23	1,268,273
	2011	24.80	22.79	1,468,656
	2010	21.12	24.80	1,664,029
Guggenheim VIF StylePlus Large Core	2019	8.70	10.90	1,391,234
	2018	9.67	8.70	1,586,557
	2017	8.22	9.67	1,935,268
	2016	7.53	8.22	1,954,321
	2015	7.70	7.53	1,906,481
	2014	6.92	7.70	2,170,166
	2013	5.58	6.92	2,579,317
	2012	5.12	5.58	2,727,880
	2011	5.54	5.12	3,174,369
	2010	4.94	5.54	3,407,604
Guggenheim VIF StylePlus Large Growth	2019	9.45	12.20	796,725
	2018	10.19	9.45	845,758
	2017	8.13	10.19	951,815
	2016	7.76	8.13	953,160
	2015	7.64	7.76	1,188,379
	2014	6.88	7.64	954,125
	2013	5.57	6.88	1,041,669
	2012	5.22	5.57	1,145,617
	2011	5.67	5.22	1,736,038
	2010	5.05	5.67	1,805,926
Guggenheim VIF StylePlus Mid Growth	2019	11.96	15.29	656,940
	2018	13.37	11.96	730,485
	2017	11.14	13.37	800,671
	2016	10.64	11.14	919,063
	2015	11.06	10.64	1,047,798
	2014	10.15	11.06	1,329,425
	2013	8.08	10.15	1,439,255
	2012	7.24	8.08	1,736,776
	2011	7.86	7.24	2,038,248
	2010	6.57	7.86	2,380,063
Guggenheim VIF StylePlus Small Growth	2019	8.80	10.65	396,069
	2018	10.19	8.80	428,392
	2017	8.64	10.19	579,578
	2016	7.91	8.64	544,570
	2015	8.32	7.91	674,359
	2014	7.94	8.32	740,123
	2013	5.83	7.94	892,611
	2012	5.43	5.83	1,081,774
	2011	5.75	5.43	1,364,838
	2010	4.59	5.75	1,606,407

A-8

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Guggenheim VIF Total Return Bond	2019	10.99	11.06	2,528,383
	2018	11.28	10.99	2,738,944
	2017	10.97	11.28	3,096,567
	2016	10.67	10.97	2,806,290
	2015	10.95	10.67	2,833,207
	2014	10.52	10.95	3,463,206
	2013	10.73	10.52	3,341,675
	2012	10.53	10.73	3,742,549
	2011	10.39	10.53	4,063,052
	2010	10.17	10.39	3,891,629
Guggenheim VIF World Equity Income	2019	9.63	11.26	1,129,572
	2018	10.88	9.63	1,265,307
	2017	9.82	10.88	1,422,941
	2016	9.24	9.82	1,698,346
	2015	9.66	9.24	1,832,184
	2014	9.55	9.66	2,183,707
	2013	8.31	9.55	2,634,815
	2012	7.40	8.31	3,022,175
	2011	9.13	7.40	3,552,125
	2010	8.19	9.13	4,560,282
Invesco Oppenheimer V.I Global Fund (formerly Oppenheimer Global Fund/VA)	2019	10.42	13.20	312,124
	2018	12.50	10.42	284,477
	2017	9.52	12.50	302,203
	2016	9.90	9.52	105,333
	2015	9.91	9.90	189,248
	2014 [2]	10.00	9.91	17,676
Invesco Oppenheimer V.I. Main Street Small Cap Fund (formerly Oppenheimer Main Street Small Cap Fund ® /VA)	2019	24.27	29.49	324,237
	2018	28.17	24.27	306,067
	2017	25.67	28.17	344,734
	2016	22.65	25.67	282,275
	2015	25.04	22.65	310,080
	2014	23.29	25.04	346,376
	2013	17.19	23.29	467,148
	2012	15.17	17.19	559,548
	2011	16.13	15.17	449,076
	2010	13.61	16.13	538,752
Invesco Oppenheimer V.I. Total Return Bond Fund (formerly Oppenheimer Total Return Bond Fund/VA)	2019	6.61	6.95	2,810,882
	2018	6.95	6.61	3,310,996
	2017	6.92	6.95	3,134,892
	2016	6.97	6.92	3,523,578
	2015	7.18	6.97	2,081,833
	2014	6.98	7.18	1,888,444
	2013	7.27	6.98	1,904,487
	2012	6.85	7.27	2,339,500
	2011	6.59	6.85	2,122,464
	2010	6.15	6.59	1,665,254

A-9

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Invesco V.I. Comstock	2019	12.65	15.23	1,511,919
	2018	14.99	12.65	1,327,256
	2017	13.24	14.99	1,873,407
	2016	11.75	13.24	1,949,289
	2015	13.00	11.75	1,745,248
	2014	12.37	13.00	1,965,402
	2013	9.47	12.37	1,897,650
	2012	8.27	9.47	1,624,380
	2011	8.77	8.27	1,299,362
	2010	7.87	8.77	1,107,128
Invesco V.I. Equity and Income	2019	12.64	14.61	592,720
	2018	14.54	12.64	644,070
	2017	13.62	14.54	907,209
	2016	12.32	13.62	867,223
	2015	13.13	12.32	971,072
	2014	12.53	13.13	1,170,660
	2013	10.42	12.53	1,493,883
	2012	9.62	10.42	1,228,747
	2011	10.12	9.62	1,209,176
	2010	9.38	10.12	1,336,065
Invesco V.I. Global Real Estate	2019	19.74	23.38	453,092
	2018	21.84	19.74	509,335
	2017	20.05	21.84	565,463
	2016	20.40	20.05	639,471
	2015	21.51	20.40	685,582
	2014	19.48	21.51	796,236
	2013	19.69	19.48	871,735
	2012	15.96	19.69	943,483
	2011	17.72	15.96	999,208
	2010	15.65	17.72	1,119,216
Invesco V.I Government Money Market	2019	9.20	9.00	2,519,062
	2018	9.43	9.20	4,294,583
	2017	9.76	9.43	3,011,640
	2016[4]	10.00	9.76	2,857,339
Invesco V.I. Government Securities	2019	8.43	8.59	1,231,713
	2018	8.73	8.43	1,384,479
	2017	8.91	8.73	1,952,556
	2016	9.16	8.91	2,407,523
	2015	9.50	9.16	3,238,404
	2014	9.50	9.50	3,520,635
	2013	10.15	9.50	4,258,312
	2012	10.31	10.15	5,227,041
	2011[3]	9.94	10.31	5,260,253
Invesco V.I. Health Care	2019	19.66	25.09	300,769
	2018	20.23	19.66	338,575
	2017	18.13	20.23	386,700
	2016	21.26	18.13	446,317
	2015	21.40	21.26	628,039
	2014	18.56	21.40	770,243
	2013	13.71	18.56	886,568
	2012	11.78	13.71	726,301
	2011	11.76	11.78	581,792
	2010	11.60	11.76	538,863

A-10

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Invesco V.I. International Growth	2019	13.39	16.91	1,338,177
	2018	16.77	13.69	1,564,725
	2017	14.19	16.77	1,911,601
	2016	14.83	14.19	2,076,663
	2015	15.81	14.83	1,930,044
	2014	16.40	15.81	1,887,499
	2013	14.34	16.40	1,787,066
	2012	12.92	14.34	1,953,672
	2011	14.42	12.92	2,273,454
	2010	13.30	14.42	2,337,564
Invesco V.I. Mid Cap Core Equity	2019	16.52	19.90	338,891
	2018	19.41	16.52	180,816
	2017	17.58	19.41	213,173
	2016	16.12	17.58	231,671
	2015	17.49	16.12	279,040
	2014	17.43	17.49	481,825
	2013	14.09	17.43	711,682
	2012	13.22	14.09	817,306
	2011	14.68	13.22	712,699
	2010	13.40	14.68	759,375
Invesco V.I. Mid Cap Growth[1]	2019	11.78	15.20	276,224
	2018	12.99	11.78	248,920
	2017	11.04	12.99	242,431
	2016	11.40	11.04	239,656
	2015	11.71	11.40	303,054
	2014	11.29	11.71	321,577
	2013	8.58	11.29	445,191
	2012	7.96	8.58	325,875
	2011	8.93	7.96	416,853
	2010	7.82	8.93	544,426
Invesco V.I. Value Opportunities	2019	11.88	14.89	173,766
	2018	15.29	11.88	186,624
	2017	13.54	15.29	213,245
	2016	11.92	13.54	211,392
	2015	13.85	11.92	226,864
	2014	13.52	13.85	276,064
	2013	10.53	13.52	284,550
	2012	9.30	10.53	310,066
	2011	9.99	9.30	359,326
	2010	9.70	9.99	534,553
Ivy VIP Asset Strategy	2019	8.21	9.63	51,790
	2018	9.01	8.21	37,295
	2017	7.91	9.01	22,120
	2016	8.43	7.91	27,566
	2015	9.55	8.43	28,701
	2014[2]	10.00	9.55	19,566

A-11

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Janus Henderson VIT Enterprise	2019	18.06	23.52	1,183,670
	2018	18.88	18.06	1,303,054
	2017	15.43	18.88	1,554,335
	2016	14.29	15.43	1,693,890
	2015	14.29	14.29	1,710,240
	2014	13.22	14.29	1,762,699
	2013	10.40	13.22	1,919,928
	2012	9.23	10.40	1,979,110
	2011	9.74	9.23	2,074,971
	2010	8.06	9.74	2,435,869
Janus Henderson VIT Research	2019	13.60	17.71	759,956
	2018	14.53	13.60	849,699
	2017	11.83	14.53	1,068,352
	2016	12.25	11.83	1,170,593
	2015	12.10	12.25	960,923
	2014	11.14	12.10	822,124
	2013	8.90	11.14	1,005,362
	2012	7.81	8.90	1,114,828
	2011	8.59	7.81	1,573,680
	2010	7.80	8.59	1,791,454
JPMorgan Insurance Trust Core Bond Portfolio	2019	9.10	9.45	476,368
	2018	9.47	9.10	404,057
	2017	9.51	9.47	449,515
	2016	9.70	9.51	864,576
	2015	9.99	9.70	675,096
	2014[2]	10.00	9.99	459,177
Lord Abbett Series Bond-Debenture VC	2019	9.82	10.73	331,853
	2018	10.63	9.82	292,064
	2017	10.10	10.63	253,502
	2016	9.35	10.10	296,249
	2015	9.86	9.35	82,376
	2014[2]	10.00	9.86	16,578
Lord Abbett Series Developing Growth VC	2019	11.13	14.13	128,261
	2018	11.02	11.13	120,388
	2017	8.80	11.02	35,473
	2016	9.39	8.80	29,786
	2015	10.62	9.39	44,779
	2014[2]	10.00	10.62	4,588
MFS® VIT II Research International	2019	8.17	10.05	345,136
	2018	9.90	8.17	322,847
	2017	8.04	9.90	368,974
	2016	8.42	8.04	365,621
	2015	8.94	8.42	390,892
	2014	9.99	8.94	375,935
	2013	8.74	9.99	715,653
	2012	7.80	8.74	720,197
	2011	9.10	7.80	477,862
	2010	8.55	9.10	967,717

A-12

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
MFS® VIT Total Return	2019	11.67	13.51	1,785,793
	2018	12.88	11.67	1,607,309
	2017	11.93	12.88	1,782,624
	2016	11.39	11.93	2,027,371
	2015	11.89	11.39	2,363,111
	2014	11.41	11.89	2,889,897
	2013	9.97	11.41	3,638,022
	2012	9.34	9.97	3,312,812
	2011	9.54	9.34	3,743,677
	2010	9.04	9.54	4,317,116
MFS® VIT Utilities	2019	16.78	20.17	742,142
	2018	17.28	16.78	721,021
	2017	15.67	17.28	846,081
	2016	14.63	15.67	1,021,791
	2015	17.82	14.63	1,131,074
	2014	16.45	17.82	1,562,618
	2013	14.21	16.45	1,740,243
	2012	13.03	14.21	1,851,547
	2011	12.70	13.03	2,056,867
	2010	11.61	12.70	2,031,308
Morgan Stanley VIF Emerging Markets Equity	2019	7.21	8.30	1,044,895
	2018	9.07	7.21	1,382,971
	2017	6.98	9.07	1,207,459
	2016	6.79	6.98	968,146
	2015	7.90	6.79	972,861
	2014	8.59	7.90	1,037,358
	2013	9.02	8.59	1,208,965
	2012	7.81	9.02	1,117,731
	2011	9.92	7.81	1,182,260
	2010	8.66	9.92	1,647,665
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	2019	10.05	11.83	93,049
	2018	11.51	10.05	84,086
	2017	9.98	11.51	60,158
	2016	9.31	9.98	7,070
	2015	9.95	9.31	8,278
	2014[2]	10.00	9.95	517
Morningstar Balanced ETF Asset Allocation Portfolio	2019	9.66	10.82	447,792
	2018	10.70	9.66	376,073
	2017	9.80	10.70	341,285
	2016	9.38	9.80	271,120
	2015	9.96	9.38	313,114
	2014[2]	10.00	9.96	19,727
Morningstar Conservative ETF Asset Allocation Portfolio	2019	9.06	9.56	208,750
	2018	9.64	9.06	166,435
	2017	9.42	9.64	131,362
	2016	9.35	9.42	114,643
	2015	9.83	9.35	103,457
	2014[2]	10.00	9.83	2,616

A-13

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Morningstar Growth ETF Asset Allocation Portfolio	2019	9.91	11.43	604,903
	2018	11.19	9.91	613,065
	2017	9.91	11.19	386,028
	2016	9.38	9.91	162,835
	2015	9.99	9.38	59,191
	2014[2]	10.00	9.99	10,483
Morningstar Income and Growth ETF Asset Allocation Portfolio	2019	9.35	10.17	101,269
	2018	10.14	9.35	111,328
	2017	9.58	10.14	39,603
	2016	9.35	9.58	63,418
	2015	9.87	9.35	28,945
	2014[2]	10.00	9.87	5,667
Neuberger Berman AMT Sustainable Equity	2019	21.37	25.85	247,304
	2018	23.59	21.37	268,815
	2017	20.74	23.59	437,891
	2016	19.64	20.74	480,719
	2015	20.51	19.64	387,301
	2014	19.34	20.51	393,093
	2013	14.61	19.34	481,277
	2012	13.70	14.61	866,146
	2011	14.69	13.70	752,026
	2010	12.42	14.69	656,048
PIMCO VIT All Asset	2019	12.46	13.43	432,647
	2018	13.68	12.46	518,355
	2017	12.51	13.68	588,274
	2016	11.50	12.51	685,694
	2015	13.12	11.50	796,512
	2014	13.56	13.12	1,213,014
	2013	14.04	13.56	1,547,511
	2012	12.68	14.04	2,018,143
	2011	12.91	12.68	1,955,231
	2010	11.85	12.91	2,151,576
PIMCO VIT CommodityRealReturn Strategy	2019	4.03	4.33	609,691
	2018	4.87	4.03	711,690
	2017	4.95	4.87	810,742
	2016	4.47	4.95	950,905
	2015	6.24	4.47	875,193
	2014	7.95	6.24	958,458
	2013	9.67	7.95	1,030,486
	2012	9.53	9.67	893,537
	2011	10.70	9.53	1,041,016
	2010	8.92	10.70	1,395,327
PIMCO VIT Emerging Markets Bond	2019	11.22	12.39	207,001
	2018	12.24	11.22	233,806
	2017	11.58	12.24	382,406
	2016	10.62	11.58	365,738
	2015	11.29	10.62	269,638
	2014	11.56	11.29	427,100
	2013	12.91	11.56	536,330
	2012	11.39	12.91	705,472
	2011	11.13	11.39	640,117
	2010	10.32	11.13	664,046

A-14

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
PIMCO VIT International Bond Portfolio (U.S. Dollar‑Hedged)	2019	11.93	12.30	613,924
	2018	12.13	11.93	765,569
	2017	12.26	12.13	785,958
	2016	11.95	12.26	878,802
	2015	12.37	11.95	1,073,326
	2014	11.56	12.37	1,519,196
	2013	11.94	11.56	1,489,685
	2012	11.18	11.94	1,798,771
	2011	10.88	11.18	1,879,414
	2010	10.41	10.88	2,089,534
PIMCO VIT Low Duration	2019	8.52	8.53	1,697,931
	2018	8.81	8.52	1,907,143
	2017	9.03	8.81	2,083,628
	2016	9.24	9.03	2,265,134
	2015	9.57	9.24	2,434,964
	2014	9.85	9.57	2,855,381
	2013	10.24	9.85	3,656,292
	2012	10.04	10.24	3,689,440
	2011	10.31	10.04	4,012,485
	2010	10.17	10.31	4,306,160
PIMCO VIT Real Return	2019	10.29	10.75	1,567,297
	2018	10.92	10.29	1,843,354
	2017	10.94	10.92	1,999,384
	2016	10.80	10.94	2,389,235
	2015	11.52	10.80	2,835,146
	2014	11.61	11.52	3,603,683
	2013	13.28	11.61	4,250,496
	2012	12.67	13.28	5,957,877
	2011	11.78	12.67	6,343,822
	2010	11.32	11.78	5,856,757
PIMCO VIT Total Return	2019	9.20	9.59	687,408
	2018	9.61	9.20	709,810
	2017	9.52	9.61	729,798
	2016	9.64	9.52	434,408
	2015	9.97	9.64	636,750
	2014[2]	10.00	9.97	29,917
Putnam VT Small Cap Value	2019	9.20	11.01	14,106
	2018	11.93	9.20	37,155
	2017	11.48	11.93	23,614
	2016	9.35	11.48	17,262
	2015	10.14	9.35	22,876
	2014[2]	10.00	10.14	258
Royce– Micro-Cap	2019	9.18	10.57	383,579
	2018	10.48	9.18	442,338
	2017	10.34	10.48	519,906
	2016	8.97	10.34	591,460
	2015	10.64	8.97	704,328
	2014	11.45	10.64	867,692
	2013	9.83	11.45	1,047,779
	2012	9.48	9.83	1,282,071
	2011	11.20	9.48	1,571,860
	2010	8.95	11.20	1,974,799

A-15

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
T. Rowe Price Health Sciences	2019	13.73	17.02	465,439
	2018	14.14	13.73	454,569
	2017	11.53	14.14	522,865
	2016	13.41	11.53	570,757
	2015	12.38	13.41	774,314
	2014[2]	10.00	12.38	227,123
Templeton Developing Markets VIP Fund	2019	8.82	10.77	81,605
	2018	10.88	8.82	94,915
	2017	8.05	10.88	139,194
	2016	7.11	8.05	48,355
	2015	9.19	7.11	27,073
	2014[2]	10.00	9.19	4,093
Templeton Global Bond VIP Fund	2019	8.66	8.51	91,084
	2018	8.82	8.66	90,033
	2017	8.99	8.82	83,936
	2016	9.07	8.99	117,365
	2015	9.84	9.07	82,501
	2014[2]	10.00	9.84	39,797
Western Asset Variable Global High Yield Bond	2019	10.71	11.76	149,310
	2018	11.6	10.71	176,480
	2017	11.11	11.60	232,050
	2016	10.00	11.11	273,511
	2015	11.05	10.00	330,351
	2014	11.65	11.05	536,070
	2013	11.41	11.65	568,481
	2012	10.03	11.41	618,863
	2011	10.29	10.03	699,249
	2010	9.31	10.29	576,178
	2009	6.24	9.31	386,962
1   Effective April 27, 2012, Invesco V.I. Capital Development merged into Invesco Van Kampen V.I. Mid Cap Growth (now known as Invesco V.I. Mid Cap Growth). The values in the table for the period prior to the merger reflect investment in Invesco V.I. Capital Development.
2   For the period May 1, 2014 (the date first publicly offered) through December 31, 2014.
3   Effective April 29, 2011, Invesco Van Kampen V.I. Government merged into Invesco Van Kampen V.I. Government Securities (now known as Invesco V.I. Mid Cap Growth). The values in the table for the period prior to the merger reflect investment in Invesco Van Kampen V.I. Government.
4   For the period April 29, 2016 (the date first publicly offered) through December 31, 2016.

A-16

APPENDIX B
Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Guaranteed Lifetime Withdrawal Benefit Rider (This rider was available for purchase ONLY prior to February 1, 2010) — The Guaranteed Lifetime Withdrawal Benefit Rider (the “GLWB Rider”) is designed for Owners who are concerned that poor investment performance or market volatility in the Subaccounts may adversely impact the amount of money they can withdraw under the Contract for retirement income or other long-term purposes. Subject to certain conditions and restrictions, the GLWB Rider guarantees that you will be able to withdraw a specified amount each Contract Year during your lifetime (and your spouse’s lifetime, if you so designate)—even if your Contract Value is reduced to zero.
The GLWB Rider does not guarantee Contract Value or the performance of any investment option or asset allocation model.
GLWB Rider Definitions.
Annual Amount: the maximum amount that you may withdraw each Contract Year without reducing or eliminating your ability to make lifetime withdrawals under the GLWB Rider.
Benefit Base: an amount we refer to when determining your Annual Amount. Your Benefit Base is equal to the greater of the Benefit Step-up Base or the Benefit Roll-up Base.
Benefit Step-up Base: under this calculation of the Benefit Base, we will “lock in” to the Benefit Base your highest Contract Value on each Contract Anniversary following the Rider Start Date. We also will adjust this amount by any Purchase Payments and Excess Withdrawals.
Benefit Roll-up Base: under this calculation of the Benefit Base, we will increase your Benefit Base by the Growth Factor on the first 12 Rider anniversaries, so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance). We also will adjust this amount by any Purchase Payments and Excess Withdrawals.
Benefit Percentage: a percentage we multiply by your current Benefit Base to determine your Annual Amount.
Excess Withdrawals: cumulative withdrawals you make in any Contract Year that exceed your Annual Amount.
GLWB Rider Charge: an amount we deduct monthly from your Contract Value if you elected the GLWB Rider.
Growth Factor: an amount by which we will increase your Benefit Roll-up Base on the first 12 Rider anniversaries, so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance).
Non-Excess Withdrawals: cumulative withdrawals you make in any Contract Year that do not exceed your Annual Amount.
RIA Annual Withdrawal Allowance: subject to certain conditions, withdrawals made to pay fees to a registered investment adviser that we do not consider as withdrawals when determining whether to apply the 2% Inflation Adjustment or whether to set the Growth Factor to zero when calculating the Benefit Roll-up Base.
Rider Start Date: the date the GLWB Rider was added to your Contract.
2% Inflation Adjustment: an amount by which we will increase the Benefit Percentage on each Contract Anniversary following the date you make a withdrawal under the GLWB Rider (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), so long as your entire Contract Value has been invested in accordance with a specified asset allocation model.
Important Considerations if You Purchased the GLWB Rider.
•
The Fixed Account is not available if you purchased the GLWB Rider. In addition, we reserve the right to restrict subsequent Purchase Payments. See “Investment Option Restrictions” and “Restrictions on Purchase Payments” below.

•	Any withdrawals you make that exceed the Annual Amount) may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider.
•
We will deduct a monthly GLWB Rider charge from your Contract Value if you elected the GLWB Rider. We will assess this charge even if your only withdrawals are Non-Excess Withdrawals and even if you never make a withdrawal. We will not refund the GLWB Rider Charges you have paid if the GLWB Rider terminates for any reason.

•
Adding the GLWB Rider will not automatically cancel any existing systematic withdrawals that you have established. Since Excess Withdrawals may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted. See “Purchasing the GLWB Rider” below.

•
If you add, remove, or change an Owner under your Contract (including total or partial change incident to a divorce), then the GLWB Rider will terminate. See “Covered Persons, Owners, and Spouses” below.

•	You must have repaid any outstanding Contract loan before we issued the GLWB Rider, and you may not take a new Contract loan while the Rider is in effect. See “Contract Loans” below.
•	You cannot cancel the GLWB Rider once it is issued.
•	Any amount that we may pay under the GLWB Rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
•
If you elected the GLWB Rider, you were not permitted to elect the Guaranteed Minimum Withdrawal Benefit Rider, the Guaranteed Minimum Income Benefit Rider at 3% or 5%, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit Rider, the 6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit Rider, and/or the Total Protection Rider.

•	Certain Qualified Contracts may have withdrawal or other restrictions which may limit the benefit of the GLWB Rider.
You should not have purchased the GLWB Rider if:
•	You expected to take Excess Withdrawals because such withdrawals may significantly reduce or eliminate the value of the GLWB Rider; or
•	You were primarily interested in maximizing the Contract’s potential for long-term accumulation rather than ensuring a stream of income for life; or
•
You did not consult a tax adviser before purchasing the GLWB Rider with any Qualified Contract, as certain Qualified Contracts may have withdrawal or other restrictions which may limit the benefit of the GLWB Rider; or

•
If you intended to take Excess Withdrawals, as any withdrawals you make that exceed the Annual Amount may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider (see “Non-Excess and Excess Withdrawals” below); or

•	You did not consult your registered representative to discuss whether the GLWB Rider suits your needs; or
•	You did not expect to take Non-Excess Withdrawals ever or for a significant period of time.
Purchasing the GLWB Rider. You could only purchase the GLWB Rider if the attained age of the Covered Person (and the Joint Covered Person, if the Rider is issued on a joint life basis) was at least 55 but no older than 80. Except under the circumstances set forth below, an Owner must be a natural person. See “Covered Persons, Owners, and Spouses.”
Electing the GLWB Rider after the Contract Date did not automatically cancel any existing systematic withdrawals that you have established. Since Excess Withdrawals may significantly reduce or even eliminate your ability to make lifetime withdrawals under the Rider, you should consider whether any existing systematic withdrawals should be adjusted.
Important Consideration. When you purchased the GLWB Rider may have a significant impact on the value of your Benefit Base. For example, there were certain advantages to purchasing the GLWB Rider early. We begin “locking in” your highest Contract Value when calculating the Benefit Step-up Base on every Contract Anniversary following the Rider Start Date. Thus, the earlier you purchased the GLWB Rider, the longer the period of time during which your Benefit Base may increase due to favorable Subaccount performance. You also have an opportunity for your Benefit Base to increase by the Growth Factor utilized in our calculation of the Benefit Roll-up Base. Contract values occurring prior to the Rider Start Date do not affect the Benefit Base.
On the other hand, if you purchased the GLWB Rider too early and do not begin taking Non-Excess Withdrawals for a period of time, you may pay the GLWB Rider Charge for a longer period than is necessary. You also must comply with other Rider restrictions, such as prohibitions on changing Owners, taking Contract loans, and allocating Purchase Payments and Contract Value to the Fixed Account.
Covered Persons, Owners, and Spouses.
Covered Person. The Covered Person is the person during whose life we will make available the Annual Amount. If the Contract is owned by a single natural person, then the Covered Person must be the Owner. If the Contract is owned by a non-natural person, then the Covered Person must be the Annuitant.
•
Under the GLWB Rider, the Owner must be a natural person unless: (1) the Contract is owned by a trust (or other entity as agent for a natural person), (2) the Rider is issued with only one Covered Person, (3) only one Annuitant is named in the Contract; and (4) the Annuitant is the Covered Person.

The Covered Person cannot be changed after we issue the Rider.
Joint Covered Person. The Joint Covered Person is the person during whose life, in conjunction with the life of the Covered Person, we will make available the Annual Amount. If there are Joint Owners under the Contract, then the Joint Covered Person must be the Joint Owner.
Note:
Please remember that we impose a higher GLWB Rider Charge if there is a Joint Covered Person under the GLWB Rider. We do so because we are obligated to make the Annual Amount available for withdrawals over the lives of two individuals (so long as all of the Rider’s conditions are met).

The Joint Covered Person must be the spouse of the Covered Person on the Rider Start Date. If there is one Owner under the Contract, the Joint Covered Person also must be the sole Designated Beneficiary under the Contract prior to annuitization. If there are Joint Owners under the Contract, the Covered Person and Joint Covered Person must be the only Designated Beneficiaries under the Contract prior to annuitization.
We will make the Annual Amount available until the later of the death of the Covered Person or the death of the Joint Covered Person, provided that (a) there is no change in the status of the Joint Covered Person as the spouse of the Covered Person, and (b) there is no change in the status of the Joint Covered Person as the sole Designated Beneficiary prior to annuitization (if there is one Contract Owner) or of the Covered Person and Joint Covered Person as the only Designated Beneficiaries prior to annuitization (if there are two Contract Owners).
Note:
If the status of either (or both) of these designations changes due to death or divorce (where the Contract is not split or otherwise divided), then we will base the benefits under the Rider solely on the life of the Covered Person. This means that we will not make the Annual Amount available after the death of the Covered Person, even if the Joint Covered Person is still alive. However, we will continue to assess the GLWB Rider Charge based on two Covered Persons for as long as the Covered Person is alive.

After the Rider Start Date, the Joint Covered Person cannot be changed, even if the Covered Person has a new spouse, nor can a Joint Covered Person be added.
Joint Owners. If the GLWB Rider is elected, the Contract must be owned individually (i.e., there must be only one Owner), unless:
1.	there is only one Joint Owner,
2.	the Joint Owner is the spouse of the Owner, and
3.	prior to annuitization, the only Designated Beneficiaries under the Contract are the Owner and Joint Owner.
Note:
If the Owner and Joint Owner cease to be the spouse of each other due to death or divorce (where the Contract is not split or otherwise divided), then we will base the benefits under the Rider solely on the life of the Covered Person (i.e., the Owner). This means that we will not make the Annual Amount available after the death of the Covered Person, even if the Joint Covered Person (i.e., the

Joint Owner) is still alive. However, we will continue to assess the GLWB Rider Charge based on two Covered Persons for as long as the Covered Person is alive.
In the event that the Contract is ordered to be split or otherwise divided between the Owner and Joint Owner pursuant to the terms of a divorce settlement or a divorce decree from a court of law or pursuant to any other court order incident to a divorce, we will terminate the GLWB Rider.
Change in Owner. If you add, remove, or change an Owner under your Contract (including total or partial changes incident to a divorce) after the GLWB Rider is issued, then we will terminate the Rider.
Termination of the GLWB Rider if Surviving Spouse Continues Contract. If there is only one Covered Person and he or she dies while the GLWB Rider is in effect, and if the surviving spouse of the deceased Covered Person elects to continue the Contract, then we will terminate the Rider.
The surviving spouse can elect to add a new Guaranteed Lifetime Withdrawal Benefit Rider on any Contract Anniversary prior to the Annuity Start Date (if the Rider is still available for sale) by completing a form and submitting it to our Administrative Office at least one day prior to the Contract Anniversary. If we do not receive the completed form at our Administrative Office at least one day prior to the Contract Anniversary, the Rider will not be added to your Contract. The surviving spouse must satisfy our issue age requirements in effect at the time the Rider is purchased. We will issue a new GLWB Rider based on new variables (i.e., the Benefit Base, the Annual Amount, the Benefit Percentage, etc.). The terms of any such new GLWB Rider, including the charge for the Rider, may differ from the terms of the existing Rider.
Spouse. Under the GLWB Rider, the term ‘spouse’ has the meaning given to it under federal law for purposes of the Internal Revenue Code.
Proof of Survival. We may require proof of survival of any person upon whose life continuation of benefits depends (including, but not limited to, the Covered Person and any Joint Covered Person).
Non-Excess and Excess Withdrawals. You may make withdrawals under your Contract while the GLWB Rider is in effect. However, the amount and timing of your withdrawals may significantly reduce (or even eliminate) your ability to make lifetime withdrawals under the Rider.
•	Non-Excess Withdrawals are cumulative withdrawals made during the Contract Year that are less than or equal to the Annual Amount (see “Determining Your Annual Amount” below).
•	Excess Withdrawals are cumulative withdrawals made during the Contract Year that exceed the Annual Amount.
Note:
We have designed the GLWB Rider for you to take total Non-Excess Withdrawals up to the Annual Amount during each Contract Year. To obtain the maximum potential benefit under the GLWB Rider, your total withdrawals each Contract Year should not exceed the Annual Amount.

Excess Withdrawals reduce your Benefit Base and your Annual Amount, which may significantly reduce or even eliminate your ability to make lifetime withdrawals under the GLWB Rider. If your Contract Value is reduced to zero due to an Excess Withdrawal, your Contract and the GLWB Rider will terminate.
A “withdrawal” includes any applicable withdrawal charges, any forfeited Credit Enhancements, any withdrawals made to pay fees to a registered investment adviser, and charges for premium taxes and/or other taxes, if applicable, and any other charges deducted upon a withdrawal or surrender. We will reduce your Contract Value by the amount of any withdrawal you make. Withdrawals made while the GLWB Rider is in effect will be subject to the same conditions, limitations, restrictions, and all other fees, charges and deductions, if applicable, as withdrawals otherwise made under the terms of your Contract, unless we specify otherwise.
Before you make a withdrawal, please note:
•
We will not assess a withdrawal charge or recapture any Credit Enhancements if you make a Non-Excess Withdrawal. However, such withdrawals will reduce your Free Withdrawal amount. For the purpose of calculating the withdrawal charge on Excess Withdrawals, Non-Excess Withdrawals do not reduce Purchase Payments.

•
If you make an Excess Withdrawal, we will assess a withdrawal charge (if otherwise applicable), reduce your Free Withdrawal amount, and recapture any Credit Enhancements, as appropriate, in the same manner in which we would do so if you had not elected the GLWB Rider and you made a withdrawal under the Contract. See “Charges and Deductions – Contingent Deferred Sales Charge” and “Optional Riders – Extra Credit”.

•
All withdrawals, including Non-Excess Withdrawals and Excess Withdrawals, reduce your Contract Value and death benefit and may reduce other rider benefits. Withdrawals may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters”.

Determining Your Annual Amount. Your Annual Amount is the maximum amount that you can withdraw each Contract Year without reducing or eliminating your ability to make lifetime withdrawals under the GLWB Rider.
•	Your Annual Amount is equal to the current Benefit Percentage multiplied by the current Benefit Base.
We initially calculate your Annual Amount on the Rider Start Date and recalculate it on each Contract Anniversary, when you make any additional Purchase Payments, and when you make any Excess Withdrawals.
So long as your Contract Value has not reduced to zero, you may withdraw the Annual Amount in a lump sum, in multiple withdrawals, or in a series of pre‑authorized withdrawals during the Contract Year. You can continue to take up to the Annual Amount each Contract Year until it is depleted for that year. The Annual Amount is not cumulative, which means that if you choose to withdraw only part of, or none of, your Annual Amount in any given Contract year, any portion not withdrawn will not be carried over to the next or any subsequent Contract Year.
Benefit Percentage. The initial Benefit Percentage depends on the age of the Covered Person (or for the joint life version, the age of the younger of the Covered Person and the Joint Covered Person) on the Rider Start Date, as follows:
Age	Initial Benefit Percentage
Less than 65	4.0%
At least 65 but less than 76	5.0%
Equal to or greater than 76	6.0%

We may increase the Benefit Percentage by a 2% Inflation Adjustment if certain conditions are met (see “2% Inflation Adjustment,” below).
Qualified Contracts. If you own a Qualified Contract that is in the “Required Minimum Distribution” or “RMD” phase under the Internal Revenue Code, and you are required to withdraw more than the Annual Amount we have calculated, then we will increase your Annual Amount to equal the amount required to be withdrawn under the Internal Revenue Code.
•
We determine this amount as of the beginning of the calendar year based solely on the values under your Contract. We do not include RMDs of any other assets of any Owner or Designated Beneficiary. This amount is equal to the Internal Revenue Code required minimum distribution amount calculated by us using only (1) the IRS Uniform Lifetime table or, if applicable, the Joint Life and Survivor Expectancy table, (2) your Contract Value (including the present value of any additional benefits provided under your Contract to the extent required to be taken into account under IRS Guidance), and (3) amounts from the current calendar year (no carry-over from past years).

Determining Your Benefit Base. Your Benefit Base is used to calculate your Annual Amount.
Note:
Your Benefit Base is only used to calculate the Annual Amount. It is not a cash value, surrender value, or death benefit, it is not available to you, it is not a minimum return for any Subaccount, and it is not a guarantee of any Contract Value.

We initially calculate your Benefit Base on the Rider Start Date and recalculate it on each Contract Anniversary, when you make any additional Purchase Payments, and when you make any Excess Withdrawals.

•
Your initial Benefit Base is equal to (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).

Your Benefit Base after the Rider Start Date is equal to the greater of the Benefit Step-up Base or the Benefit Roll-up Base.
1.	The Benefit Step-up Base:
On the Rider Start Date, the Benefit Step-up Base is equal to: (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).
We recalculate the Benefit Step-up Base as follows:
a.	On each Contract Anniversary, the new Benefit Step-up Base is equal to the greater of your Contract Value on that anniversary, or (B) the then current Benefit Step-up Base.
b.
If you make an additional Purchase Payment, we will increase the then current Benefit Step-up Base by the amount of the Purchase Payment (and any Credit Enhancement and/or Bonus Credit, if applicable).

c.
If you make an Excess Withdrawal, the new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)).

Note:
Excess Withdrawals will reduce your Benefit Step-up Base, which, in turn, may significantly reduce or eliminate your ability to make lifetime withdrawals under the GLWB Rider. Excess Withdrawals could reduce your Benefit Step-up Base by substantially more than the actual amount of the Excess Withdrawal. Excess Withdrawals will also reduce your Annual Amount.

Examples of Excess Withdrawals on the Benefit Step-up Base. Example 1, assume:
(i)	At the beginning of the Contract Year, the Annual Amount is $5,000.
(ii)	During the Contract Year the Owner makes a $6,000 withdrawal, which means the Owner has made a Non-Excess Withdrawal of $5,000 and an Excess Withdrawal of $1,000.
(iii)
On the day that the Owner takes the $6,000 withdrawal, but prior to the withdrawal being processed, the then current Benefit Step-up Base is $100,000. The Contract Value is $120,000 prior to any part of the withdrawal being processed and, after the Non-Excess Withdrawal is effected but immediately before the Excess Withdrawal is effected, the Contract Value is $115,000.

When an Excess Withdrawal is made, the new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by the Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Step-up Base is equal to: $100,000 x (1 – ($1,000 ÷ $115,000)) = $99,130.
Example 2, assume:
(i)	The Owner has already taken withdrawals equal to the Annual Amount for the Contract Year.
(ii)	The Owner takes another withdrawal of $3,000 in the same Contract Year, all of which is considered an Excess Withdrawal.
(iii)	Immediately prior to the withdrawal of $3,000, the current Benefit Step-up Base is $100,000. The Contract Value is $50,000.

The new Benefit Step-up Base is equal to the then current Benefit Step-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by the Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Step-up Base is equal to: $100,000 x (1 – ($3,000 ÷ $50,000)) = $94,000.
•	Note that in this case, the Excess Withdrawal is $3,000, while the reduction in Benefit Step-up Base is $6,000 (twice the amount of the Excess Withdrawal).
2.	The Benefit Roll-up Base:
On the Rider Start Date, the Benefit Roll-up Base is equal to: (a) your initial Purchase Payment including Credit Enhancements and/or Bonus Credits, if any (if we issued your Rider on the Contract Date); or (b) your Contract Value on the Rider Start Date (if we issued your Rider on a Contract Anniversary).
We recalculate the Benefit Roll-up Base as follows:
(a)	On each Contract Anniversary, the new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 plus the Growth Factor).
We determine the Growth Factor as follows:
(i)	If you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), then the Growth Factor is:
•	5.0% on Rider anniversaries 1 through 4;
•	6.0% on Rider anniversaries 5 through 8;
•	7.0% on Rider anniversaries 9 through 12; and
•	0.0% on Rider anniversaries 13 and greater.
(ii)
If you have made one or more withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance), then the Growth Factor is zero on every Contract Anniversary following the first withdrawal.

Note:
The value of the GLWB Rider may be affected if you delay taking withdrawals. For example, once you take a withdrawal, we will apply the 2% Inflation Adjustment (if elected) to your Benefit Percentage on each Contract Anniversary (subject to certain conditions). (See “When to Take Withdrawals” below.)

(b)
If you make an additional Purchase Payment, we will increase the then current Benefit Roll-up Base by the amount of the Purchase Payment (and any Credit Enhancement and/or Bonus Credit, if applicable).

(c)
If you make an Excess Withdrawal, the new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)).

Note:
Excess Withdrawals will reduce your Benefit Roll-up Base, which, in turn, may significantly reduce or eliminate your ability to make lifetime withdrawals under the GLWB Rider. Excess Withdrawals could reduce your Benefit Roll-up Base by substantially more than the actual amount of the Excess Withdrawal. Excess Withdrawals will also reduce your Annual Amount.

Example of Excess Withdrawals on the Benefit Roll-up Base. Assume:
(i)	The Owner has already taken withdrawals equal to the Annual Amount for the Contract Year.
(ii)	The Owner takes another withdrawal of $3,000 in the same Contract Year, all of which is considered an Excess Withdrawal.

(iii)	Immediately prior to the withdrawal of $3,000, the current Benefit Roll-up Base is $100,000. The Contract Value is $50,000.
The new Benefit Roll-up Base is equal to the then current Benefit Roll-up Base multiplied by (1 minus (the amount of the Excess Withdrawal divided by your Contract Value immediately before the Excess Withdrawal)). Thus, the new Benefit Roll-up Base is equal to: $100,000 x (1 – ($3,000 ÷ $50,000)) = $94,000.
•	Note that the Excess Withdrawal is $3,000, while the reduction in Benefit Roll-up Base is $6,000 (twice the amount of the Excess Withdrawal).
2% Inflation Adjustment. We are currently not requiring that customers follow the asset allocation models described below, but reserve the right to do so in the future consistent with the terms of the GLWB Rider. Accordingly, the discussion below has no current application, but rather describes the conditions and restrictions applicable to the 2% Inflation Adjustment should we require that the asset allocation models be followed in the future. Because investing in accordance with the asset allocation models is not currently required, you may wish to speak to your registered representative or other advisor about how to allocate your Contract Value among the various Subaccounts.
If your entire Contract Value has been invested in accordance with one of the asset allocation models described below since the Rider Start Date, we will increase the Benefit Percentage by an amount equal to the current Benefit Percentage multiplied by 2.0% (the “2% Inflation Adjustment”). However, no increases will be made until you make a withdrawal following the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance). After you make such a withdrawal, we will begin applying the 2% Inflation Adjustment to your Benefit Percentage on each Contract Anniversary.
Note:
The value of the GLWB Rider may be affected if you begin taking withdrawals too soon. For example, once you take a withdrawal, we will no longer increase your Benefit Roll-up Base by the Growth Factor. (See “When to Take Withdrawals” below.)

To be eligible for the 2% Inflation Adjustment, at all times since the Rider Start Date your entire Contract Value must be invested in one of several specified asset allocation models. This means:
•	You must allocate all Purchase Payments and Contract Value in accordance with one of the asset allocation models;
•
You must elect and maintain the Asset Reallocation Option, thereby authorizing us to automatically transfer your Contract Value on a quarterly basis to restore your asset allocation model’s allocations to the original percentages in effect at the time you elected the model;

•	You may change from the current asset allocation model to another asset allocation model approved by us for use in connection with the 2% Inflation Adjustment feature;
•	You may not make other transfers among the Subaccounts; and
•	We will deduct any withdrawals you make (including withdrawals pursuant to the RIA Annual Withdrawal Allowance) from the Subaccounts in the asset allocation model on a pro rata basis.
Note:	You should consult with your registered representative to assist you in determining whether these investment restrictions are suited for your financial needs.
If at any time following the Rider Start Date all or a portion of your Contract Value is not invested in accordance with the above restrictions, then your Benefit Percentage will not be increased by the 2% Inflation Adjustment for that Contract Year or any subsequent Contract Year.
Each asset allocation model invests different percentages of Contract Value in certain of the Subaccounts. In general, the investment strategies employed by the asset allocation models include allocations that focus on (1) combining bond funds and stock funds; or (2) emphasizing stock funds while including a weighting to bond funds. Each of these asset allocation models seek to provide income and/or capital appreciation while avoiding excessive risk. There can be no assurance, however, that any of the asset allocation models will achieve their investment objective. If you are seeking a more aggressive investment strategy, the asset allocation models required in connection with the 2% Inflation Adjustment may not be appropriate for you.
The asset allocation models approved for use with the 2% Inflation Adjustment and the composition of the specific asset allocation model you select may change from time to time. However, we will not change your existing Contract Value or Purchase Payment allocation or percentages in response to these changes. If you desire to change your Contract Value or Purchase Payment allocation or percentages to reflect a revised or different model that is permitted with the 2% Inflation Adjustment, you must submit new allocation instructions to us in writing. There is no charge for allocating your Contract Value in accordance with an asset allocation model.
The specific asset allocation models available to you are fully described in a separate brochure. Your sales representative can provide additional information about the asset allocation models available to you. Please talk to him or her if you have additional questions about the asset allocation models.
Example of the 2% Inflation Adjustment. Assume:
a.	the Owner added the Rider (issued with one Covered Person) at age 70,
b.	the 2% Inflation Adjustment has not been forfeited because Contract Value has at all times since the Rider Start Date been invested in accordance with the investment restrictions set forth above, and
c.	the first withdrawal (other than one within the RIA Annual Withdrawal Allowance) is in Contract Year 3.
The Benefit Percentage is equal to:
•	5.00% for Contract Years 1 and 2 (because the Owner was between ages 65 and 75 on the Rider Start Date and did not take any withdrawals),
•	5.00% for Contract Year 3 (because the withdrawal will trigger the 2% Inflation Adjustment beginning on the next Contract Anniversary),
•	5.10% for Contract Year 4 (5.00% * (1.02)),
•	5.20% for Contract Year 5 (5.00% * (1.02)2),
•	5.31% for Contract Year 6 (5.00% * (1.02)3)
•
and so forth for subsequent Contract Years (so long as the Owner continues to comply at all times with the investment restrictions set forth above). If, in Contract Year 6, the Owner fails to comply with the investment restrictions, then in all future Contract Years the Benefit Percentage will be equal to 5.31%.

RIA Annual Withdrawal Allowance. If withdrawals are made under your Contract to pay fees to a registered investment adviser, then we will not consider that withdrawal when determining whether to apply the 2% Inflation Adjustment or whether to set the Growth Factor to zero when calculating the Benefit Roll-up Base, if:
•	the withdrawals are the only amount withdrawn in that Contract Year;
•	the withdrawals are for the purpose of paying fees to a registered investment adviser for services rendered to the Owner in connection with the Contract;
•	we are making payment(s) to the registered investment adviser from such withdrawals on behalf of the Owner; and
•
the withdrawals do not exceed: (1) in the first Contract Year, 2.0% of Purchase Payments (including any Credit Enhancement and/or Bonus Credit), and (2) for all other Contract Years, 2.0% of your Contract Value as of the beginning of the Contract Year.

When to Take Withdrawals. You should carefully consider when to begin taking withdrawals under the GLWB Rider.
Advantages to taking withdrawals:

•	You may maximize the time during which you may take lifetime withdrawals due to longer life expectancy, and you will be paying for a benefit you are using.
•
If you have selected the 2% Inflation Adjustment feature of the Rider and have complied with the investment restrictions noted above under “2% Inflation Adjustment,” once you make a withdrawal (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance) we will apply the 2% Inflation Adjustment to your Benefit Percentage on each Contract Anniversary (see “2% Inflation Adjustment”).

Advantages to delaying withdrawals:
•
On the first 12 Rider anniversaries, we will increase your Benefit Roll-up Base by the Growth Factor so long as you have made no withdrawals since the Rider Start Date (other than withdrawals made pursuant to the RIA Annual Withdrawal Allowance) (see “Benefit Roll-up Base”).

•
Withdrawals reduce your Free Withdrawal Amount, death benefit, and Contract Value, may result in receipt of taxable income (and a 10% penalty tax if made prior to age 59½), and may limit the potential for increasing your Benefit Base through higher Contract Values on Contract Anniversaries.

You should discuss with your registered representative when it may be appropriate for you to begin taking withdrawals under the GLWB Rider.
Annuitization. If you have not selected an Annuity Start Date, then while the GLWB Rider is in effect the Annuity Start Date is the day before the older Annuitant’s 95th birthday.
If the Contract Value is greater than zero on the Annuity Start Date, then you may elect to receive annual Annuity Payments equal to:
a.	the Annual Amount as of the Annuity Start Date; or
b.
the amount determined by applying the Contract Value less premium taxes and any pro rata account administration charge as of the Annuity Start Date to any of the Annuity Options available under your Contract.

If you choose option (a), then we will make Annuity Payments until the later of: (i) the death of the Covered Person (or until the later of the death of the Covered Person or Joint Covered Person, if applicable), or (ii) a fixed period equal to the Contract Value on the Annuity Start Date divided by the Annual Amount on the Annuity Start Date. If the Covered Person (or both the Covered Person and the Joint Covered Person, if applicable) dies before receiving the fixed number of Annuity Payments, then we will make any remaining Annuity Payments to the Designated Beneficiary.
If you choose option (b), then we will make Annuity Payments pursuant to the terms of your Contract.
Note:
The payments you would receive under option (a) are different from the payments you would receive under option (b). You should consult with your registered representative to determine which option is more appropriate for you.

Reduction of Contract Value To Zero. If your Contract Value reduces to zero, one of the following will occur:
1.
If your Contract Value reduced to zero due to an Excess Withdrawal, then we will terminate your Contract and the GLWB Rider (which means your Annual Amount will no longer be available) even if your Benefit Base is greater than zero. You will not be entitled to receive any further benefits under your Contract or the Rider.

2.	If your Contract Value reduced to zero for any reason other than due to an Excess Withdrawal, then:
a.	We will make payments to you each Contract Year in an amount equal to the Annual Amount in effect as of the Valuation Date the Contract Value reduced to zero;
b.	We will make these as a series of payments pursuant to a frequency selected by you from those made available by us at that time;

c.
We will make these payments until the death of the Covered Person (or the later of the death of the Covered Person and any Joint Covered Person, if applicable, subject to the restrictions on changing Owners);

d.	You may not make any additional Purchase Payments under your Contract;
e.	You will no longer be eligible to receive a death benefit under your Contract; and
f.	We will terminate all other optional riders under your Contract.
Investment Option Restrictions. If you elected the GLWB Rider, you cannot allocate your Purchase Payments or transfer your Contract Value to the Fixed Account. If you wish to add the GLWB Rider on a Contract Anniversary, you will need to transfer any Contract Value in the Fixed Account to one or more of the Subaccounts.
Restrictions on Purchase Payments. If you elected the GLWB Rider, (either on the Contract Date or on any Contract Anniversary prior to the Annuity Start Date), we reserve the right to refuse to accept subsequent Purchase Payments, and/or limit the amount of any subsequent Purchase Payments that we do accept, following the Rider Start Date.
When discussing the GLWB Rider, all references to Purchase Payments mean the amount actually applied to Contract Value (i.e., net of any applicable premium tax or other applicable charges).
If in the future the Fixed Account becomes an available investment option under the Rider, then we may deduct a portion of the GLWB Rider Charge from Contract Value allocated to the Fixed Account.
We will not refund the GLWB Rider Charges you have paid if the GLWB Rider terminates, regardless of the reason for termination.
Contract Loans. You must repay any outstanding Contract loan before we will issue the GLWB Rider, and you may not take a new Contract loan while the Rider is in effect.
Termination. We will terminate the GLWB Rider on the earliest of:
1.	The Valuation Date you surrender your Contract;
2.	The Annuity Start Date (subject to any obligations we may have to make payments of the Annual Amount, as set forth in the Annuitization provision above);
3.	For a GLWB Rider issued with one Covered Person, the date of the Covered Person’s death (regardless of whether the surviving spouse Beneficiary continues the Contract);
4.
For a GLWB Rider issued with a Covered Person and a Joint Covered Person, the later of the date of death of the Covered Person or the Joint Covered Person (subject to our rules relating to the designation of a Joint Covered Person—see “Covered Persons, Owners, and Spouses” above);

5.	The date of change of ownership under the Contract (including total or partial change incident to a divorce—see “Covered Persons, Owners, and Spouses” above); or
6.	The Valuation Date your Contract Value is reduced to zero due to an Excess Withdrawal.
Tax Consequences. As with any distribution from the Contract, tax consequences may apply to GLWB Rider distributions. The application of certain tax rules to the Rider, particularly those rules relating to distributions from your Contract, is not entirely clear. While there is some uncertainty, we intend to treat any amounts received by you under the GLWB Rider after your Contract Value reduces to zero as annuity payments for tax purposes. We also intend to treat the payments made to you under the Rider prior to the date your Contract Value reduces to zero or selection of an Annuity Option as withdrawals for tax purposes.
For Qualified Contracts, distributions attributable to the GLWB Rider will be taxed in accordance with the rules applicable to the type of Qualified Plan. We intend to treat distributions from Contracts issued as Section 403(b) annuities or traditional or Roth individual retirement annuities in the manner described above for annuities generally. (Please see “Federal Tax Matters”.) Your required minimum distribution amount may have to include the value of optional Contract provisions such as the GLWB rider. Consult a tax advisor.

Limited Exchange Opportunity. Beginning on May 1, 2008 and extending through April 30, 2009, if you currently owned the Guaranteed Minimum Withdrawal Benefit Rider, you could have exchanged that Rider for the Guaranteed Lifetime Withdrawal Benefit Rider if you were otherwise eligible to purchase the Rider. We only permitted such an exchange on a Contract Anniversary. All terms and conditions of the Guaranteed Lifetime Withdrawal Benefit Rider that were in effect on that Contract Anniversary applied. We used your Contract Value on that Contract Anniversary to calculate the Benefit Base under the Guaranteed Lifetime Withdrawal Benefit rider. If you made this exchange, you would not be permitted to later repurchase the Guaranteed Minimum Withdrawal Benefit Rider.
There are differences in the terms of the Guaranteed Minimum Withdrawal Benefit Rider and the Guaranteed Lifetime Withdrawal Benefit Rider, including the rider charge, the availability of the Fixed Account, and whether withdrawals under the rider may be available for a specified period or for your lifetime. You should have reviewed the discussion on each rider carefully to determine whether exchanging your existing Guaranteed Minimum Withdrawal Benefit Rider was appropriate for you.
Guaranteed Minimum Income Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements and Bonus Credits, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market, the Fixed Account and the Loan Account; however you will still pay the Rider charge applicable to the 5% rate.)
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger.
6% Dollar for Dollar Guaranteed Minimum Income Benefit (formerly Dollar for Dollar Living Benefit) (This rider was available for purchase ONLY prior to February 1, 2010) — This rider, like the Guaranteed Minimum Income Benefit Rider, makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”); provided, however, that there are differences in the terms of the riders, including the annual effective rate of interest and the manner in which withdrawals affect the Minimum Income Benefit under each rider. You may never need to rely upon the Minimum Income Benefit, which should be viewed as a payment “floor.”
The Minimum Income Benefit under this rider is equal to Purchase Payments received during the three-year period that starts on the Contract Date, plus any Credit Enhancements and/or Bonus Credits applied in connection with those Purchase Payments, less any premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Income Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Income Benefit. Any such Subaccounts will be disclosed in this Prospectus.
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Minimum Income Benefit. If you purchased this rider when you purchased the Contract, the Annual Limit initially was equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or any Bonus Credits. If you purchased this rider on a Contract Anniversary, the Annual Limit initially was equal to 6% of Contract Value. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the purchase date of the rider or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added subsequent to the purchase date of the rider. The Company reduces the Annual Limit if you make a withdrawal in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
In crediting interest to determine the Minimum Income Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday.
In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Income Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal, which for purposes of the rider includes any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges. In the event of a withdrawal that exceeds the Annual Limit, the Minimum Income Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
Beginning on the tenth anniversary of the purchase date of the rider, you may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity under: (1) Annuity Option 2, (2) Annuity Option 4B, or (3) the Alternate Benefit, as discussed below. You may purchase a fixed Annuity under Option 2 or Option 4B within the 30-day period following any Contract Anniversary that occurs on or after the 10th anniversary of the purchase date of the rider. A fixed Annuity under Option 2 provides annuity payments that will be made during the lifetime of the Annuitant with a 10-year period certain, and under Option 4B provides annuity payments that will be made as long as either Annuitant is living with a 10-year period certain. See the discussion of Option 2 and Option 4B under “Annuity Options.” The Annuity rates under the rider for those Options are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2%.
The Owner may elect an Alternate Benefit, which provides for fixed Annuity payments on a monthly, quarterly, semiannual or annual basis for a period of 15 years. The Alternate Benefit is available only on the tenth anniversary of the rider purchase date and shall not be available thereafter. Any election of the Alternate Benefit is made by providing written notice of such election to the Company within the 30-day period following the tenth anniversary of the purchase date of the rider. Annuity payments under the Alternate Benefit are equal to the amount determined by dividing the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, by the total number of payments, as set forth in the table below (the total number of payments is based upon whether the Owner elects monthly, quarterly, semiannual or annual payments):
Payment Frequency	Total Number of Payments
Monthly	180
Quarterly	60
Semiannual	30
Annual	15

The Company guarantees that the Alternate Benefit shall be at least equal to an amount determined by applying the Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, to Annuity Option 7 with a 15‑year period certain, calculated without reference to the terms of the rider (see the discussion of Option 7 under “Annuity Options”).
The Alternate Benefit is calculated without reference to Annuity rates and represents the return of your Minimum Income Benefit on the Annuity Start Date, less any applicable premium tax and any pro rata account administration charge, over a period of 15 years without crediting interest on that amount.
If the Owner annuitizes the Contract before the tenth anniversary of the purchase date of the rider or at any time thereafter other than within the 30-day period following a Contract Anniversary, the Minimum Income Benefit is not available. The Owner is not required to use this Rider to receive Annuity Payments. However, the Company will not refund charges paid for this rider if the Owner annuitizes outside of its terms and conditions.
This rider was available only if the age of the Annuitant at the time the rider was issued was 79 or younger.
Please note that this rider may not be appropriate for you if you plan on taking withdrawals in excess of the Annual Limit because such excess withdrawals may significantly reduce or eliminate the value of the Guaranteed Minimum Income Benefit. If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Limit, you will have to withdraw more than the Annual Limit to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Guaranteed Minimum Income Benefit.
Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Guaranteed Growth Death Benefit.
The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements and/or Bonus Credits, net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and Loan Account; however, you will still pay the Rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.

This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Combined Annual Stepped Up and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.	The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Enhanced Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges; or
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.
•	“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.
•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Combined Enhanced and Annual Stepped Up Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Combined Enhanced and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above in the Prospectus under “Optional Riders”), plus the Enhanced Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
6% Dollar for Dollar Guaranteed Minimum Income Benefit and Guaranteed Minimum Death Benefit (formerly the Dollar for Dollar Combination Benefit) (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”) as described under “6% Dollar for Dollar Guaranteed Minimum Income Benefit.” For a discussion of the Minimum Income Benefit, see “6% Dollar for Dollar Guaranteed Minimum Income Benefit.”
In addition to the Minimum Income Benefit, this rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Minimum Death Benefit, as described below.
The Company will not pay the Minimum Death Benefit if either 1 or 2 above is higher than the Minimum Death Benefit as of the Valuation Date that the Company receives due proof of death and instructions regarding payment. The Company will not, however, refund charges paid for the rider if the Minimum Death Benefit is not paid. Because you may never need to rely upon the Minimum Death Benefit, it should be viewed as a death benefit “floor.”
The Minimum Income Benefit and Minimum Death Benefit are calculated separately and there are differences in the methods of their calculation. As a result, the Minimum Income Benefit and Minimum Death Benefit amounts will differ.
The Minimum Death Benefit is an amount equal to Purchase Payments, plus any Credit Enhancements and/or Bonus Credits, less any Premium tax, and less an adjustment for withdrawals, increased at an annual effective rate of interest of 6%. Please note that the Company will credit a maximum rate of 3% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account and

the Loan Account; however, you will still pay the full rider charge. To the extent that you allocate Purchase Payments or transfer Contract Value to the Invesco V.I. Government Money Market Subaccount, the PIMCO Low Duration Subaccount, the Fixed Account or the Loan Account, you will not receive the benefit of an annual effective interest rate of 6% in determining the Minimum Death Benefit. The Company may add new Subaccounts in the future that will earn only the 3% rate in calculating the Minimum Death Benefit. Any such Subaccounts will be disclosed in this Prospectus.
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Limit”), without a proportional reduction in the Minimum Death Benefit. The Annual Limit initially is equal to 6% of the initial Purchase Payment, not including any Credit Enhancement and/or Bonus Credit. The Annual Limit will remain the same each Contract Year, unless you make additional Purchase Payments after the Contract Date or make a withdrawal that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit immediately prior to the withdrawal.
The Company increases the Annual Limit in an amount equal to 6% of any Purchase Payment that is added to Contract Value subsequent to the Contract Date. The Company reduces the Annual Limit if you make a withdrawal of Contract Value in a Contract Year that, on its own or together with other withdrawals in that Contract Year, exceeds the Annual Limit. In that event, the Company will reduce the Annual Limit by a percentage that is found by dividing (a) over (b) where (a) is the amount of the withdrawal that exceeds the Annual Limit, and (b) is the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the withdrawal, if any, that was not in excess of the Annual Limit. The Annual Limit as last adjusted in a Contract Year is the new Annual Limit for subsequent Contract Years, subject to adjustment for Purchase Payments made subsequent to adjusting the Annual Limit or aggregate withdrawals in a Contract Year that exceed the new Annual Limit. Any portion of the Annual Limit that is not withdrawn during a Contract Year may not be carried over for withdrawal in a subsequent Contract Year.
In crediting interest to determine the Minimum Death Benefit, the Company takes into account the timing of when each Purchase Payment and withdrawal occurs and accrues the applicable annual effective rate of interest until the earlier of: (1) the Annuity Start Date, (2) the Contract Anniversary following the oldest Owner’s 80th birthday, or (3) the first Valuation Date as of which the Minimum Death Benefit exceeds the Minimum Death Benefit Cap. The Minimum Death Benefit Cap is an amount equal to 200% of (a) minus (b) where (a) is the sum of all Purchase Payments (not including any Credit Enhancements and/or Bonus Credits), less any premium tax, and (b) is the sum of all withdrawals from Contract Value, including any applicable withdrawal charges, any forfeited Credit Enhancements, and any charges for premium taxes.
In the event of a withdrawal that does not exceed the Annual Limit, the Minimum Death Benefit is reduced as of the date of the withdrawal by the exact dollar amount of the withdrawal. (Withdrawals, for purposes of the rider, include any applicable withdrawal charges, any Credit Enhancement forfeitures and any premium tax charges.) In the event of a withdrawal that exceeds the Annual Limit, the Minimum Death Benefit is first reduced by any portion of the withdrawal that does not exceed the Annual Limit and is then further reduced by a percentage found by dividing the amount of the withdrawal that exceeds the Annual Limit, by the amount of Contract Value immediately prior to the withdrawal, reduced by that portion of the Withdrawal, if any, that was not in excess of the Annual Limit.
The amount of the Minimum Death Benefit shall in no event exceed an amount equal to the Minimum Death Benefit Cap. Also, if due proof of death and instructions regarding payment of the death benefit are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit under the rider will be Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company.
This rider was available only if the age of each Owner on the Contract Date was 79 or younger and the age of each Annuitant on the Contract Date was 79 or younger. See the discussion under “Death Benefit.”
Guaranteed Minimum Withdrawal Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”

Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:
Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*A percentage of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the Free Withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements and/or Bonus Credits, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount. The percentage is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.
If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.
Total Protection (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Minimum Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Credits or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement and/or Bonus Credits (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).
The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement and/or Bonus Credit (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements and/or Bonus Credits) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.

After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.
Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.

APPENDIX C
Automatic Bonus Credit Rider

During the period of May 1, 2005 through December 31, 2007, the Company automatically issued a rider, which made available a Bonus Credit; provided, however, that the rider was available only if (1) the Company issued the Contract during the period of May 1, 2005 through December 31, 2007; (2) the Contract was issued without a 0‑Year Alternate Withdrawal Charge Rider; and (3) the age of any Owner on the Contract Date was 80 or younger.
The Bonus Credit, which was added to Contract Value, generally was equal to 2% of each Purchase Payment made in the first Contract Year. If the Contract was issued with a 4-Year Alternate Withdrawal Charge Rider, the Bonus Credit was equal to 1% of each Purchase Payment made in the first Contract Year, and if the Contract was issued with a 0-Year Alternate Withdrawal Charge Rider, the Bonus Credit was not available. The Company applied the Bonus Credit to Contract Value at the time the Purchase Payment was effective, and any Bonus Credit was allocated among the Subaccounts in the same proportion as the applicable Purchase Payment. This rider is no longer available, but if your Contract was issued with this rider, you received the applicable Bonus Credit amount with respect to all Purchase Payments made during the first Contract Year. If you purchased the Contract in connection with the transfer or exchange of a variable annuity contract issued by another insurance company, the Company made the automatic Bonus Credit available only if your application was submitted during the period of May 1, 2005 through December 31, 2007 and your initial Purchase Payment was received by the Company no later than February 28, 2008.
The Bonus Credit is subject to any applicable withdrawal charge. There was no charge for this rider.
C-1

Prospectus
NEA VALUEBUILDER VARIABLE ANNUITY

May 1, 2020

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, LLC

NEA 191	28-01917-00 2020/05/01

NEA VALUEBUILDER VARIABLE ANNUITY
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-NEA-VALU	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes a flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are:1
•	American Century Equity Income
•	American Century Heritage
•	American Century International Growth
•	American Century Select
•	American Century Strategic Allocation: Aggressive
•	American Century Strategic Allocation: Conservative
•	American Century Strategic Allocation: Moderate
•	AMG Managers Fairpointe Mid Cap
•	Ariel®
•	BNY Mellon Appreciation (formerly Dreyfus Appreciation)
•	BNY Mellon Dynamic Value (formerly Dreyfus Strategic Value)
•	BNY Mellon Opportunistic Midcap Value (formerly Dreyfus Opportunistic Midcap Value)
•	Calamos® Growth
•	Calamos® Growth and Income
•	Calamos® High Income Opportunities
•	Federated Bond
•	Fidelity® Advisor Dividend Growth
•	Fidelity® Advisor Real Estate
•	Fidelity® Advisor Stock Selector Mid Cap[3]
•	Fidelity® Advisor Value Strategies
•	Goldman Sachs Emerging Markets Equity[2]
•	Goldman Sachs Government Income
•	Guggenheim Alpha Opportunity
•	Guggenheim High Yield
•	Guggenheim Large Cap Value
•	Guggenheim SMid Cap Value (formerly Guggenheim Mid Cap Value)
•	Guggenheim StylePlus Large Core
•	Guggenheim StylePlus Mid Growth
•	Guggenheim U.S. Investment Grade Bond
•	Guggenheim World Equity Income
•	Invesco American Franchise
•	Invesco Comstock
•	Invesco Equity and Income
•	Invesco Mid Cap Core Equity
•	Invesco Mid Cap Growth
•	Invesco Oppenheimer Discovery Mid Cap Growth

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
An Underlying Fund prospectus will be provided upon receipt of the first Purchase Payment allocated to the Subaccount investing in the Underlying Fund. Summary prospectuses and prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain additional summary prospectuses and prospectuses for the Underlying Funds by contacting the Company at 1‑800‑888‑2461.
Expenses for this Contract, if purchased with an Extra Credit Rider, may be higher than expenses for a contract without an Extra Credit Rider. The amount of Credit Enhancement may be more than offset by any additional fees and charges.
The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.
Date:  May 1, 2020

NEA 191	Protected by U.S. Patent No. 7,251,623 B1.	28-01917-00 2020/05/01

•	Invesco Oppenheimer Main Street Mid Cap
•	Invesco Technology
•	Invesco Value Opportunities
•	Invesco V.I. Government Money Market
•	Janus Henderson Overseas
•	Janus Henderson U.S. Managed Volatility
•	Neuberger Berman Core Bond
•	Neuberger Berman Large Cap Value
•	Neuberger Berman Sustainable Equity
•	PGIM Jennison 20/20 Focus
•	PGIM Jennison Small Company[4]
•	PIMCO High Yield
•	PIMCO International Bond (U.S. Dollar-Hedged)
•	Royce Opportunity
•	Royce Small-Cap Value
•	T. Rowe Price Capital Appreciation
•	T. Rowe Price Growth Stock
•	Victory RS Science and Technology
•	Victory RS Value
•	Wells Fargo Growth
•	Wells Fargo Large Cap Core
•	Wells Fargo Opportunity
•	Wells Fargo Small Company Value (formerly Wells Fargo Small Cap Value)

1
Subaccounts other than those listed above may still be operational, but no longer available for new Purchase Payments or Contract Value transfers. See the discussion of “Closed Subaccounts under Allocation of Purchase Payments.”

2
This Subaccount is not available to members of the Teacher Retirement System of Texas who are employees of school districts or open-enrollment charter schools purchasing a tax-sheltered annuity through a salary reduction arrangement.

3
The Fidelity® Advisor Stock Selector Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount. If you purchased your Contract on or after July 30, 2004, you may not allocate Purchase Payments or transfer your Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount.

4
The PGIM Jennison Small Company Subaccount is available only if you purchased your Contract prior to November 23, 2007. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the PGIM Jennison Small Company Subaccount. If you purchased your Contract on or after November 23, 2007, you may not allocate Purchase Payments or transfer your Contract Value to the PGIM Jennison Small Company Subaccount.

Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts you select for investment. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.
Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in “The Fixed Account.” Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.
When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The “Statement of Additional Information,” dated May 1, 2020, which has been filed with the SEC, contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain the Statement of Additional Information, a summary prospectus or a prospectus for an Underlying Fund by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1‑800‑NEA‑VALU. The table of contents of the Statement of Additional Information is set forth on page 59 of this Prospectus.
The Contract is made available under the NEA Retirement Program pursuant to an agreement between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”). Pursuant to this agreement, the Company has the exclusive right to offer products, including the Contract, under the NEA Retirement Program (subject to limited exceptions), and MBC provides certain services in connection with the NEA Retirement Program. The Company pays a fee to MBC under the agreement. Neither the NEA nor MBC is registered as a broker-dealer and they do not distribute the Contract or provide securities brokerage services. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. See “Information About the Company, the Separate Account, and the Funds” for more information.
The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

2

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-888-2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.

You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

3

4

5

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Designated Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Company — Security Benefit Life Insurance Company. The Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See “The Fixed Account.”
6

General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner or Contractowner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central Time).  The New York Stock Exchange is scheduled to be closed on weekends and on observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Summary

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under “The Fixed Account” and in the Contract.
Purpose of the Contract — The flexible purchase payment deferred variable annuity contract (the “Contract”) described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

7

You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 403(b), 408 or 408A of the Internal Revenue Code (“Qualified Plan”). Please see the discussion under “The Contract” for more detailed information.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
The Separate Account and the Underlying Funds — The Separate Account is divided into accounts, each referred to as a Subaccount. See “Separate Account.”
You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has its own investment objective and policies. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.
Fixed Account — If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims paying ability. See “The Fixed Account.”
Purchase Payments — Your initial Purchase Payment must be at least $1,000 or a combination of a smaller initial Purchase Payment that, together with payments under an Automatic Investment Program, results in total Purchase Payments by the end of the Contract Year of at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. See “Purchase Payments.”
Contract Benefits — You may transfer Contract Value among the Subaccounts and to and from the Fixed Account (if it is available under your Contract), subject to certain restrictions as described in “The Contract” and “The Fixed Account.”
At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in “The Fixed Account.” See “Full and Partial Withdrawals” and “Federal Tax Matters” for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59½.
The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See “Death Benefit” for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See “Annuity Period.”
Optional Riders — Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may not select riders with total charges in excess of 1.55% of Contract Value (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider):
•	Annual Stepped Up Death Benefit;
•	Extra Credit at 4%;
•	Waiver of Withdrawal Charge;
•	Alternate Withdrawal Charge (0-Year or 4-Year); or
•	Waiver of Withdrawal Charge – 15 Years or Disability;
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit Rider is available in every state; the Extra Credit at 4% Rider is available in every state; the Waiver of Withdrawal Charge Rider is not available in every state; the Alternate Withdrawal Charge Rider is available in every state; and the Waiver of Withdrawal Charge – 15 Years or Disability

8

Rider is available in every state except Massachusetts. See the detailed description of each rider under “Optional Riders.”
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
For information on riders that are no longer available for purchase, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.
Charges and Deductions — The Company does not deduct a sales load from Purchase Payments before crediting them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.
Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on the withdrawal of Purchase Payments. Purchase Payments include any Bonus Credits for purposes of assessing the withdrawal charge. The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount defined as follows.
The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The amount of the charge will depend on how long your Purchase Payments and/or Bonus Credits have been held under the Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

9

Purchase Payment Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

The amount of total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) Annuity Options that provide for payments for life, or a period of at least seven years. See “Contingent Deferred Sales Charge.”
Mortality and Expense Risk Charge. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.90%
$25,000 or more	0.75%

During the Annuity Period, under Annuity Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, under Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, the mortality and expense risk charge is 1.25%, on an annual basis, of each Subaccount’s average daily net assets, and the charge is deducted daily. See “Mortality and Expense Risk Charge.”
Administration Charge. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. See “Administration Charge.”
Optional Rider Charges. The Company deducts a monthly charge from Contract Value for certain riders that may be elected by the Owner. The amount of the charge is equal to a percentage, on an annual basis, of your Contract Value. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.
For information on rider charges, please see “Optional Rider Expenses” in the Expense Table.
Teacher Retirement System of Texas – Limits on Optional Riders. If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, only the following riders are available for purchase:
•	Annual Stepped Up Death Benefit
•	Waiver of Withdrawal Charge
Account Administration Charge. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See “Account Administration Charge.”

10

Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal (including a systematic withdrawal) if a premium tax was incurred by the Company and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a non‑qualified contract. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See “Premium Tax Charge.”
Loan Interest Charge. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Expenses. Investment advisory fees and other operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the summary prospectuses or prospectuses for the Underlying Funds for more information about Underlying Fund expenses.
The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Federal Tax Considerations — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner’s reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “Federal Tax Matters.”)
Tax-Free Exchanges — You can generally exchange one contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, there will be a new withdrawal charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
The IRS has also ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within 180 days of the exchange. Please see your tax adviser for further information.
Contacting the Company — You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675‑0497 or by phone by calling (785) 438‑3112 or 1‑800‑NEA‑VALU.
Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
Contract Owner Transaction Expenses — Contract owner transaction expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state and/or local premium taxes (which currently range from 0% to 3.5%), which may be applicable to

11

your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or the Example. See “Mortality and Expense Risk Charge.”
Charge
Sales Load on Purchase Payments	None
Maximum Contingent Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1   The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. Free withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

Periodic Expenses — Periodic expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Charge
Account Administration Charge	$30[1]
Net Loan Interest Charge (as an annual percentage of Contract Value allocated to the Loan Account)[2]	2.75%
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	0.90%[3]
Annual Administration Charge	0.15%
Maximum Annual Charge for Optional Riders	1.55%[4]
Total Separate Account Annual Expenses	2.60%
1   A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.
2   The net loan cost equals the difference between the amount of interest the Company charges you for a loan (which will be no greater than 5.75% plus the total charges for riders you have selected) and the amount of interest the Company credits to the Loan Account, which is 3.0%.
3   The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 – 0.90%; $25,000 or more – 0.75%. Any mortality and expense risk charge above the minimum charge of 0.75% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Annuity Options 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under “Mortality and Expense Risk Charge.”
4   If you purchase any optional riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) Total rider charges cannot exceed 1.55% of Contract Value for riders elected prior to February 1, 2010 (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).

12

Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
4% Extra Credit Rider[4]	0.55%
Annual Stepped Up Death Benefit	0.20%
Waiver of Withdrawal Charge	0.05%
Waiver of Withdrawal Charge—15 Years or Disability	0.05%
Alternate Withdrawal Charge Rider (0-Year)	0.70%
Alternate Withdrawal Charge Rider (4-Year)[2]	0.55%
Riders Available For Purchase ONLY Prior To February 1, 2010:
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider[3]	0.25%
7% Guaranteed Growth Death Benefit Rider[3]	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
Guaranteed Minimum Withdrawal Benefit Rider	0.45%[1]
Total Protection Rider	0.85%[1]
3% Extra Credit Rider[4]	0.40%
5% Extra Credit Rider[4]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability	0.10%
Waiver of Withdrawal Charge Rider—Hardship	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½	0.20%
1   The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” and “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
2   If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
3   Not available to Texas residents.
4   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

13

Underlying Fund Operating Expenses — The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in its prospectus.
	Minimum	Maximum
Gross Annual Underlying Fund Operating Expenses[1]	0.61%	1.73%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements)[2]	0.61%	1.70%
1   Expenses deducted from Underlying Fund assets include management fees, distribution (12b-1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the one-year period ended December 31, 2019, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the one-year period ended December 31, 2019. The Gross Annual Underlying Fund Operating Expenses do not take into account any voluntary or contractual expense waivers or reimbursements.
Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.
2   Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2020.

Example — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, the account administration charge, separate account annual expenses (including maximum optional rider charges in the aggregate of 1.55%) and Underlying Fund fees and expenses but do not include state and/or local premium taxes, which may be applicable to your Contract.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Contract and the maximum gross annual operating expense of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$1,071	$1,874	$2,594	$4,517
If you do not surrender or you annuitize your Contract at the end of the applicable time period.	$439	$1,326	$2,223	$4,517

Condensed Financial Information

Condensed financial information appears in Appendix A of this Prospectus.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC, owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled by Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2019, the Company had total assets under management of approximately $36.451 billion. The Company’s address is One Security Benefit Place, Topeka, Kansas 66636-0001.
The Principle Underwriter for the Contracts in Security Distributors, LLC. (“SDL”), One Security Benefit Place, Topeka, Kansas 66636-0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).

14

NEA Retirement Program — The NEA Retirement Program provides investment products, including the Contract, in connection with retirement plans sponsored by school districts and other employers of NEA members and individual retirement accounts established by NEA members (“NEA Retirement products”). The Contract is made available under the NEA Retirement Program pursuant to an agreement (the “Agreement”) between the Company and NEA’s Member Benefits Corporation (“MBC”), a wholly-owned subsidiary of The National Education Association of the United States (the “NEA”). Certain local school districts do not allow NEA Retirement products to be made available in their district; as a result, the NEA Retirement Program may not be available in all districts.
Under the Agreement:
•
The Company and its affiliates have the exclusive right to offer NEA Retirement products, including the Contract, under the NEA Retirement Program. However, employers of NEA members are not required to make available NEA Retirement products, and NEA members are not required to select products from any particular provider.

•
During the term of the Agreement, MBC may not enter into arrangements with other providers of similar investment programs or otherwise promote to employers of NEA members or to NEA members any investment products that compete with NEA Retirement products offered by the Company and its affiliates, except for products MBC may, subject to limitations of the Agreement, make available in the future through the members-only section of NEA’s website.

•
MBC promotes the NEA Retirement Program to employers of NEA members and to NEA members and provides certain services in connection with the NEA Retirement Program (e.g., monitoring the satisfaction of NEA members with the NEA Retirement Program, mailing welcome letters to members who purchase the Contract, listing NEA Retirement products in their membership accounts and directing participant phone calls to the Company.

•	MBC provides direct marketing assistance and cooperation to the Company in connection with the NEA Retirement Program.
Pursuant to the Agreement, which was entered into in July 2014 to replace a prior agreement, the Company pays MBC an annual fee for services provided. The annual base fee for the period beginning September 1, 2019 is $3,827,256 with quarterly payments of $956,814. You may wish to take into account the Agreement and the fee paid to MBC when considering and evaluating any communications relating to the Contract.
Neither the NEA nor MBC is registered as a broker-dealer or has a role in distributing the Contract or in providing any securities brokerage services. The Company and its affiliates are not affiliated with the NEA or MBC.
MBC, an investment adviser registered with the SEC, monitors performance of investment options made available under the NEA Retirement Program, including the Subaccounts. MBC evaluates and tracks such performance monthly, using independent, publicly available ranking services. MBC makes its monthly reports available to NEA members. Upon your request, MBC will deliver a copy of Part II of its Form ADV, which contains more information about how MBC evaluates and tracks performance and how the fees it receives from the Company are calculated. You may request a copy of such form by calling MBC at 1‑800‑637‑4636.
Other Information. The Contract also may be offered in certain school districts pursuant to other arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements. Under these arrangements, such entities may provide services, such as advertising and promotion, and/or may facilitate their members’ access to the Contract and to other products issued by the Company and its affiliates. There also may be an understanding that these entities may make endorsements. The Company and/or certain of its affiliates may pay fees to these entities under such arrangements. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract. For more information concerning these arrangements, please see the Statement of Additional Information.
Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or

15

claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing guaranteed benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed rider benefits. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.
Certain Underlying Funds (sometimes called “alternative funds”) invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments involve a mix of strategies that offer potential diversification or market exposure benefits, but such alternative investment strategies may be

16

riskier than traditional investment strategies. The strategies often involve speculative investment techniques, such as leverage and complex derivative instruments.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of each Underlying Fund are available to the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Underlying Funds available through us, rather than to information that may be available through alternate sources.
Additionally, certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
A list of each Underlying Fund, its share class, if applicable, a summary of its investment objective, and its investment adviser is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. For a complete description of the Underlying Funds’ investment objectives, strategies and risks, please refer to the Underlying Funds’ prospectuses.
An Underlying Fund prospectus will be provided upon receipt of the first Purchase Payment allocated to the Subaccount investing in the Underlying Fund. Summary prospectuses or prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain additional summary prospectuses or prospectuses for the Underlying Funds by contacting the Company.
Certain Payments the Company and its Affiliates Receive With Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receives can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and in the Company’s role as an intermediary of, the Underlying Funds. The Company and its affiliates may profit from these payments.
12b-1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b-1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). 12b‑1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Fund’s investment returns. Currently, the Company and SDL receive 12b-1 fees ranging from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.15% to 0.60% of the average net assets of the

17

Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in an Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is based on a pre-determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in an Underlying Fund.
Other Payments.  In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, may pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with the sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distributing the Contract and to cooperate with their promotional efforts for their Underlying Funds.
The Company receives a $15.00 annual fee payment per participant who has Contract Value allocated to the Subaccount invested in the BNY Mellon Appreciation fund.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b‑1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.65% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Funds. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub‑adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2, may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of interest credited on Contract Value that you have allocated to the Fixed Account.

18

The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 403(b), 408 or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a section 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts-approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. The Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Financial Statements. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1‑800‑888‑2461. You also may obtain our most recent annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1‑800‑888‑2461. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.
The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.

19

Optional Riders — Upon your application for the Contract, you may select one or more of the following riders; provided, however, that you may not select riders with total rider charges in excess of 1.00% if you select a 0-Year Alternate Withdrawal Charge Rider:
•	Annual Stepped Up Death Benefit;
•	Extra Credit at 4%;
•	Waiver of Withdrawal Charge;
•	0-Year or 4-Year Alternate Withdrawal Charge; or
•	Waiver of Withdrawal Charge – 15 Years or Disability.
The Company makes each rider available only at issue. You cannot change or cancel the rider(s) that you select after they are issued. The Annual Stepped Up Death Benefit Rider is available in every state; the Extra Credit at 4% Rider is available in every state; the Waiver of Withdrawal Charge rider is not available in every state; the Alternate Withdrawal Charge Rider is available in every state; and the Waiver of Withdrawal Charge – 15 Years or Disability Rider is available in every state except Massachusetts. See the detailed description of each rider below.
For information on riders that are no longer available for purchase, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Annual Stepped Up Death Benefit — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit (except the death benefit calculated under number 1 below) also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Stepped Up Death Benefit.
The Stepped Up Death Benefit is calculated as of each of the following Valuation Dates: (a) each Contract Anniversary; and (b) the date of any Purchase Payment or withdrawal. The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•	The Contract Value on each Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus
•	Any Purchase Payments received by the Company since the applicable Contract Anniversary; less
•
An adjustment for any withdrawals (including systematic withdrawals) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, by Contract Value immediately prior to the withdrawal.

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in number 2 above.
This rider is available only if the age of the Owner at the time the Contract is issued is age 79 or younger at issue. See the discussion under “Death Benefit.”

20

Extra Credit — This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment.
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
In the event of a full and certain partial withdrawals, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.	The amount of the withdrawal, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, less the free withdrawal amount, by
2.	Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on partial withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on partial withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as described above. In addition, the Company will recapture the Credit Enhancement, if you exercise your right to return the Contract during the Free-Look period, in which case your Contract Value will be reduced by the value of any Credit Enhancements applied. See “Free-Look Right.” In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge.” Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders in Appendix B.
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no off-setting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.
If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.

21

Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
*Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.

The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010 on a non-discriminatory basis, the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of certain broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Waiver of Withdrawal Charge — This rider makes available a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.
The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.
The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver. The confinement to a nursing home provision of the Waiver of Withdrawal Charge rider is not available in California and Massachusetts. The terminal illness provision of the Waiver of Withdrawal Charge rider is not available in California and New Jersey.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchase the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.
Alternate Withdrawal Charge — This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which is available only at issue.

22

0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

If you purchase this rider, the withdrawal charge schedule above will apply in lieu of the 7‑year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider has not yet been approved in your state, you may purchase a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. If you do not plan to take withdrawals in excess of the free withdrawal amount within seven years of the Contract Date, this rider may not be appropriate for you.  See “Extra Credit.
Waiver of Withdrawal Charge—15 Years or Disability — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Contract has been in force for 15 or more Contract Years; or
•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Riders Available for Purchase Only Prior to February 1, 2010 — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix B – Riders No Longer Available – Available For Purchase Only Prior To February 1, 2010 for descriptions of these riders.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $1,000, or a combination of a smaller initial Purchase Payment that, together with payments under an Automatic Investment Program, results in total Purchase Payments by the end of the Contract Year of at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to complete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you in writing of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.

23

The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account, provided that the Fixed Account is available under your Contract.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is completed, signed and received at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts as of the date of this Prospectus, and the effective date on which the Subaccounts were closed.

24

Closed Subaccounts	Effective Date
Fidelity® Advisor Stock Selector Mid Cap[1]	July 31, 2004
Fidelity® Advisor International Capital Appreciation	December 31, 2004
PGIM Jennison Small Company[1]	November 23, 2007
Invesco Small Cap Growth	July 8, 2011
PGIM QMA Small-Cap Value	April 29, 2016
1 Available only to Contracts purchased prior to Effective Date

In the event that we receive a request on or after the effective date to allocate to any of the Closed Subaccounts, we will handle those transactions as follows:
New Applications. If we receive an application for a Contract with an allocation to any of the Closed Subaccounts, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within the five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as otherwise provided, if we receive a Purchase Payment for an existing Contract with an allocation to a Closed Subaccount, we will allocate the applicable portion of the payment to the  Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Dollar Cost Averaging Option — Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly or quarterly basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received an Asset Reallocation/Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly or quarterly anniversary, whichever

25

corresponds to the period selected, of the date of receipt at the Administrative Office of an Asset Reallocation/Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Asset Reallocation/Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.
If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “The Fixed Account.”
Asset Reallocation Option — Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation/Dollar Cost Averaging request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation/Dollar Cost Averaging form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation/Dollar Cost Averaging form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation/ Dollar Cost Averaging request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation/ Dollar Cost Averaging form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers

26

(other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from the Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account, provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below.  The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s) and we believe that suspension of your electronic transfer privileges, as described below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring an Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:
•	the total dollar amount being transferred;
•	the number of transfers you made within a period of time;
•	transfers to and from (or from and to) the same Subaccount;
•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers

27

and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000 with the exception of the T. Rowe Price Subaccounts, which have no dollar threshold. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transferred money out of the Guggenheim SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17 and ended on May 16, which means you could transfer back into the Guggenheim SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century Equity Income, American Century Heritage, American Century International Growth, American Century Select, American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative, American Century Strategic Allocation: Moderate
30 days
AMG Managers Fairpointe Mid Cap	30 days
Ariel®	60 days
BNY Mellon Appreciation, BNY Mellon Opportunistic Midcap Value, BNY Mellon Dynamic Value	60 days
Calamos® Growth, Calamos® Growth and Income, Calamos® High Income Opportunities	30 days
Federated Bond	30 days
Fidelity® Advisor Dividend Growth, Fidelity® Advisor Real Estate, Fidelity® Advisor Stock Selector Mid Cap[1], Fidelity® Advisor Value Strategies	60 days
Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income	30 days
Guggenheim Alpha Opportunity, Guggenheim High Yield, Guggenheim Large Cap Value, Guggenheim SMid Cap Value, Guggenheim StylePlus Large Core, Guggenheim StylePlus Mid Growth, Guggenheim U.S. Investment Grade Bond, Guggenheim World Equity Income
30 days
Invesco American Franchise, Invesco Comstock, Invesco Equity and Income, Invesco Mid Cap Core Equity, Invesco Mid Cap Growth, Invesco Oppenheimer Discovery Mid Cap Growth, Invesco Oppenheimer Main Street Mid Cap, Invesco Technology, Invesco Value Opportunities
30 days
Invesco V.I. Government Money Market	Unlimited
Janus Henderson Overseas	30 days
Janus Henderson U.S. Managed Volatility	90 days
Neuberger Berman Core Bond, Neuberger Berman Large Cap Value, Neuberger Berman Sustainable Equity	30 days
PGIM Jennison 20/20 Focus, PGIM Small Company[2]	30 days
PIMCO International Bond (U.S. Dollar-Hedged), PIMCO High Yield	30 days

28

Subaccount	Transfer Block Restriction (# of Calendar Days)
Royce Opportunity, Royce Small-Cap Value	30 days
T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock	30 days
Victory RS Science and Technology, Victory RS Value	30 days
Wells Fargo Growth, Wells Fargo Large Cap Core, Wells Fargo Opportunity, Wells Fargo Small Company Value	30 days
1   You may transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.
2   You may transfer Contract Value to the PGIM Jennison Small Company Subaccount only if you purchased your Contract prior to November 23, 2007.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
 You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and, the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

29

The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.
The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,
•	Interest credited to the Fixed Account,
•	Payment of Purchase Payments,
•	The amount of any outstanding Contract Debt,
•	Full and partial withdrawals (including systematic withdrawals), and
•	Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount,

30

your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction (subject to any applicable requirements that the transactions be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.
The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and (5) the administration charge under the Contract of 0.15%.
The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of regular trading on the New York Stock Exchange (the “cut-off time”) to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions normally must be received prior to that time. Financial transactions received at or after the cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that it is received by the Company; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal

31

will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
The Company requires the signature of the Owner on any request for withdrawal. The Company also requires a guarantee of such signature to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements, be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”

32

Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.
Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will payment of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal $0.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements. Because the Company will deduct the current value of any Credit Enhancements from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancement or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

33

If any Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements if the Extra Credit Rider was in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or
2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).

If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Annual Stepped Up Death Benefit above, as well as the discussion of the Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection riders in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax, and if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death.  No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing or other approved means at our Administrative Office.

34

Distribution Requirements — For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Charges and Deductions

Contingent Deferred Sales Charge — The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. Purchase Payments do not include Credit Enhancements for the purpose of calculating the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, that exceeds the free withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. Each Purchase Payment you make is considered to have a certain “age,” depending on the length of time since the Purchase Payment was effective. A Purchase Payment is “age one” in the year beginning on the date the Purchase Payment is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

35

Purchase Payment Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.90%
$25,000 or more	0.75%

During the Annuity Period, under Annuity Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, the mortality and expense risk charge is 1.25%, on an annual basis, of each Subaccount’s average daily net assets, and the charge is deducted daily. The mortality and expense risk charge is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).

36

The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.
Account Administration Charge — The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full withdrawal if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a non‑qualified contract . Those amounts are currently 2.00%, 1.25%, and 1.00%, respectively. Partial withdrawals, including systematic withdrawals, may be subject to a premium tax charge if a premium tax is incurred on the withdrawal by the Company and is not refundable. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.
Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. The Company makes each rider available only at issue.
The Company deducts a monthly charge from Contract Value for any riders elected by the Owner. The Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for

37

the life of the Contract if you elect Annuity Option 5 or 6. Thus the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. Total rider charges cannot exceed 1.55% of Contract Value for riders elected prior to February 1, 2010 (1.00% of Contract Value if you select a 0‑Year Alternate Withdrawal Charge Rider).
As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010.
Teacher Retirement System of Texas – Limits on Optional Riders — If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, only the following riders are available for purchase:
•	Annual Stepped Up Death Benefit
•	Waiver of Withdrawal Charge.
Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
4% Extra Credit Rider[4]	0.55%
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider	0.05%
Waiver of Withdrawal Charge – 15 Years or Disability Rider	0.05%
Alternate Withdrawal Charge Rider (0-Year)	0.70%
Alternate Withdrawal Charge Rider (4-Year)[2]	0.55%
Riders Available For Purchase ONLY Prior To February 1, 2010:
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider[3]	0.25%
7% Guaranteed Growth Death Benefit Rider[3]	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
Guaranteed Minimum Withdrawal Benefit Rider	0.45%[1]
Total Protection Rider	0.85%[1]
3% Extra Credit Rider[4]	0.40%

38

Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
5% Extra Credit Rider[4]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability	0.10%
Waiver of Withdrawal Charge Rider—Hardship	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½	0.20%
1   The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” and “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
2   If the 4-Year Alternate Withdrawal Charge Rider has not been approved in a state, a 3-Year Alternate Withdrawal Charge Rider is available for a charge of 0.40%. See “Alternate Withdrawal Charge.”
3   Not available to Texas residents.
4   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable premium taxes, any outstanding Contract Debt and, for Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.
The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected.

39

In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually for the variable annuity. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, if variable annuity payments have been selected.
The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.
Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred

40

prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the both Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 5 — Payments For a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge and pro rata account administration charge from Contract Value if you elect this option.
Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant

41

during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amounts determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before electing an Annuity Option.

42

The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts we guarantee in connection with the Fixed Account are subject to our financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value, which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the

43

Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes and the account administration, optional Rider, and withdrawal charges will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, any optional rider charges are deducted from current interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its

44

Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows.
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some qualified plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts, within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the New York Stock Exchange is closed other than customary weekend and holiday closings,
•	During which trading on the New York Stock Exchange is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.
The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market Fund chooses to suspend payment of redemption proceeds by imposing a temporary “redemption gate”, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund redemption gate has been lifted.

45

Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks   — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Cyber-attacks and other disruptive events, including, but not limited to, natural disasters and public health crises (like COVID-19), that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value. For instance, such disruptions may interfere with our processing of Contract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners.
Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (ERISA). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer’s Plan or program for any additional loan restrictions.

46

When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn an annual effective rate of interest equal to 3.0%.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to 5.75% plus the total charges for riders you have selected. For example, if you select the Extra Credit at 4% Rider with an annual charge of 0.55%, the loan interest rate is guaranteed not to exceed 6.55% (5.75% + 0.55%). The net cost of a loan is the interest rate charged by the Company less the interest rate credited. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA-covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099‑R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.
You should consult with your tax adviser on the effect of a loan.
Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.
Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus,

47

unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your Contract. In addition, we may assess a different withdrawal charge on Contracts issued to Participants in the Texas Optional Retirement Program. See “Contingent Deferred Sales Charge.”
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is

48

not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contract comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.

49

Section 403(b) annuities must generally be provided under a plan that meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ if the employee reached age 70½ before January 1, 2020) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary). Not all Annuity Options will satisfy minimum distribution rules for every designated beneficiary.
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee reached age 70½ before January 1, 2020). Please note that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, the Beneficiaries will have to take their post death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are note more than ten years younger than the deceased individual, and children who have not reached the age of majority. Employees and Beneficiaries should consult a tax advisor if they may be affected by these changes. If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to other qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to this Contract in most states.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre-tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions
50

will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits as apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contract, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. See “Section 403(b).”
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2020).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($104,000 to $124,000 for a married couple filing a joint return and $65,000 to $75,000 for a single taxpayer in 2020). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $196,000 and $206,000 (for 2020). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.
Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 72 (70½ for contract owners who reached age 70½ before January 1, 2020)—the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”

51

The IRS has not reviewed the Contract for qualification of an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $124,000 to $139,000 in adjusted gross income for 2020 ($196,000 to $206,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Contract Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse), and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.
For an employee (or employee’s spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be another Section 403(b) plan, a qualified retirement plan, or a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover.
For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)) or to a Roth IRA. Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable

52

to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.”
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Other Tax Considerations —
Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

53

Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnership, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non‑qualified annuity contracts are considered “investment income” for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. The Company will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

54

Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request

55

transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By authorizing telephone transfers, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract. Certain non-material provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders may not be available, because of legal restrictions in your state. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers on behalf of SDL. During fiscal years 2019, 2018, and 2017, the commission amounts paid in connection with all Contracts sold through the Separate Account were $2,274,574, $2,435,279, and $3,183,727, respectively. The Company on behalf of SDL pays commissions to Selling Broker-Dealers for their sales, and SDL does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other

56

expenses, including the following sales expenses: compensation and bonuses for SDL’s management team compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts (including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5)  sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers’; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2019 in connection with the sale of its variable annuity contracts: OFG Financial Services, Inc., GWN Securities, Inc., Lincoln Investment PLNG, LLC, LPL Financial Corporation, Cetera Advisor Networks, LLC, PlanMember Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial Inc., Securities America Inc., and Advanced Advisor Group, LLC.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask

57

your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Performance Information

Performance information for the Subaccounts, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.
Current yield for the Invesco V.I. Government Money Market Subaccount will be based on income received by a hypothetical investment over a given 7‑day period (less expenses accrued during the period), and then “annualized” (i.e., assuming that the 7‑day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). “Effective yield” for the Invesco V.I. Government Money Market Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the Invesco V.I. Government Money Market Subaccount yields may also become extremely low and possibly negative.
For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30‑day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.
Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.
Although the Contract was not available for purchase until July 2001, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contracts that incorporate the performance of the Underlying Funds.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all of the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees and may also be obtained for free from the SEC’s web site (http://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461.

58

Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries for the years ended December 31, 2019 and 2018 and for the periods February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017, and the financial statements of Variable Annuity Account XIV at December 31, 2019, and for each of the specified periods ended December 31, 2019 and 2018, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.
Table of Contents for Statement of Additional Information

The Statement of Additional Information for the NEA Valuebuilder Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company its subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company’s toll-free telephone number at 1‑800‑888‑2461 or by detaching this page from this Prospectus and mailing it to the Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:
GENERAL INFORMATION AND HISTORY
Safekeeping of Assets
ARRANGEMENTS WITH ENTITIES ASSOCIATED WITH THE NEA
METHOD OF DEDUCTING THE EXCESS CHARGE
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX‑QUALIFIED RETIREMENT PLANS
Section 403(b)
Roth 403(b)
Sections 408 and 408A
PERFORMANCE INFORMATION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS
Share Classes, Objectives, and Advisers for Underlying Funds

There is no guarantee that the investment objectives of any Underlying Fund will be met.

More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund prospectuses. Prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus. A prospectus may be obtained by calling 1‑800‑NEA‑VALU.
Note:  If you received a summary prospectus for an Underlying Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Underlying Fund prospectus.
Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
American Century Equity Income	A	Seeks current income; capital appreciation is a secondary objective.	American Century Investment Mgmt., Inc
American Century Heritage	A	Seeks long-term capital growth.	American Century Investment Mgmt., Inc

59

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
American Century International Growth	A	Seeks capital growth.	American Century Investment Mgmt., Inc
American Century Select	A	Seeks long-term capital growth.	American Century Investment Mgmt., Inc
American Century Strategic Allocation: Aggressive	A	Seeks the highest level of total return consistent with its asset mix.	American Century Investment Mgmt., Inc
American Century Strategic Allocation: Conservative	A	Seeks the highest level of total return consistent with its asset mix.	American Century Investment Mgmt., Inc
American Century Strategic Allocation: Moderate	A	Seeks the highest level of total return consistent with its asset mix.	American Century Investment Mgmt., Inc
AMG Managers Fairpointe Mid Cap	N	Seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.	AMG Funds LLC	Fairpointe Capital LLC
Ariel®		Seeks long-term capital appreciation.	Ariel Investments, LLC
BNY Mellon Appreciation		Seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Investment Adviser, Inc.	Fayez Sarofim & Co.
BNY Mellon Opportunistic Midcap Value	A	Surpass the performance of the Russell Midcap ® Value Index.	BNY Mellon Investment Adviser, Inc.
BNY Mellon Dynamic Value	A	Seeks capital appreciation.	BNY Mellon Investment Adviser, Inc.
Calamos® Growth	A	Seeks long-term capital growth.	Calamos Advisors LLC
Calamos® Growth and Income	A	Seeks high long-term total return through growth and current income.	Calamos Advisors LLC
Calamos® High Income Opportunities	A	Seeks the highest level of current income obtainable with reasonable risk; capital gain is a secondary objective.	Calamos Advisors LLC
Federated Bond	A	Provide as high a level of current income as is consistent with the preservation of capital.	Federated Investment Mgmt. Co.
Fidelity® Advisor Dividend Growth	M	Seeks capital appreciation.	Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.
Fidelity® Advisor Real Estate	M	Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Fidelity SelectCo, LLC	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.
Fidelity® Advisor Stock Selector Mid Cap	M	Seeks long-term growth of capital.	Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.

60

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Fidelity® Advisor Value Strategies	M	Seeks capital appreciation.	Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.
Goldman Sachs Emerging Markets Equity	Service	Seeks long-term capital appreciation.	Goldman Sachs Asset Mgmt., LP
Goldman Sachs Government Income	Service	Seeks a high level of current income, consistent with safety of principal.	Goldman Sachs Asset Mgmt., LP
Guggenheim Alpha Opportunity	A	Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim High Yield	A	Seeks high current income; capital appreciation is a secondary objective.	Security Investors, LLC
Guggenheim Large Cap Value	A	Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim SMid Cap Value	A	Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim StylePlus Large Core	A	Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim StylePlus Mid Growth	A	Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim U.S. Investment Grade Bond	A	Provide current income.	Security Investors, LLC
Guggenheim World Equity Income	A	Provide total return, comprised of capital appreciation and income.	Security Investors, LLC
Invesco American Franchise	A	Seeks long-term capital appreciation.	Invesco Advisers, Inc.
Invesco Comstock	A	Seeks total return through growth of capital and current income.	Invesco Advisers, Inc.
Invesco Equity and Income	A	Seeks current income and, secondarily, capital appreciation.	Invesco Advisers, Inc.
Invesco Mid Cap Core Equity	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Mid Cap Growth	A	Seeks capital growth.	Invesco Advisers, Inc.
Invesco Oppenheimer Discovery Mid Cap Growth	A	Seeks capital appreciation.	Invesco Advisers, Inc
Invesco Oppenheimer Main Street Mid Cap	A	Seeks capital appreciation.	Invesco Advisers, Inc
Invesco Technology	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Government Money Market	Series II	Provide current income consistent with preservation of capital and liquidity.	Invesco Advisers, Inc.
Invesco Value Opportunities	A	Seeks total return through growth of capital and current income.	Invesco Advisers, Inc.
Janus Henderson Overseas	S	Seeks long-term growth of capital.	Janus Capital Mgmt. LLC

61

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Janus Henderson U.S. Managed Volatility	S	Seeks long-term growth of capital.	Janus Capital Mgmt. LLC	INTECH Investment Mgmt. LLC
Neuberger Berman Core Bond	A	Seeks to maximize total return consistent with capital preservation.	Neuberger Berman Investment Advisers LLC
Neuberger Berman Large Cap Value	Advisor	Seeks long-term growth of capital.	Neuberger Berman Investment Advisers LLC
Neuberger Berman Sustainable Equity	Trust	Seeks long-term growth of capital by investing primarily in securities of companies that meet the fund’s financial criteria and social policy.	Neuberger Berman Investment Advisers LLC
PGIM Jennison 20/20 Focus	A	Seeks long-term growth of capital.	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Small Company	A	Seeks capital growth.	PGIM Investments LLC	Jennison Associates LLC
PIMCO International Bond (U.S. Dollar-Hedged)	R	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO High Yield	A	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
Royce Opportunity	Service	Seeks long-term growth of capital.	Royce & Associates, LP
Royce Small-Cap Value	Service	Seeks long-term growth of capital.	Royce & Associates, LP
T. Rowe Price Capital Appreciation	Advisor	Seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed income and other securities to help preserve principal value.	T. Rowe Price Associates, Inc.
T. Rowe Price Growth Stock	R	Seeks long-term capital growth through investments in stocks.	T. Rowe Price Associates, Inc.
Victory RS Science and Technology	A	Provide long-term capital growth.	Victory Capital Mgmt. Inc.
Victory RS Value	A	Provide long-term capital growth.	Victory Capital Mgmt. Inc.
Wells Fargo Growth	A	Seeks long-term capital appreciation.	Wells Fargo Funds Mgmt. LLC	Wells Capital Mgmt. Inc.
Wells Fargo Large Cap Core	A	Seeks long-term capital appreciation.	Wells Fargo Funds Mgmt. LLC	Wells Capital Mgmt. Inc.
Wells Fargo Opportunity	A	Seeks long-term capital appreciation.	Wells Fargo Funds Mgmt. LLC	Wells Capital Mgmt. Inc.
Wells Fargo Small Company Value	A	Seeks long-term capital appreciation.	Wells Fargo Funds Mgmt. LLC	Wells Capital Mgmt. Inc.

62

APPENDIX A

Condensed Financial Information

The following condensed financial information presents Accumulation Unit values and ending Accumulation Units outstanding for each Subaccount for each of the following periods ending December 31. The following information does not include Subaccounts that were not available as of December 31, 2019.
Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
American Century Equity Income	2019	17.47	20.80	342,807
	2018	19.05	17.47	363,316
	2017	17.52	19.05	415,635
	2016	15.28	17.52	406,561
	2015	15.83	15.28	399,675
	2014	14.69	15.83	387,031
	2013	12.81	14.69	422,050
	2012	11.97	12.81	491,963
	2011	12.05	11.97	486,176
	2010	11.09	12.05	497,170
American Century Heritage	2019	17.11	22.24	89,290
	2018	18.82	17.11	93,306
	2017	16.10	18.82	107,147
	2016	16.26	16.10	104,182
	2015	16.63	16.26	96,223
	2014	16.03	16.63	95,844
	2013	12.76	16.03	78,367
	2012	11.46	12.76	94,551
	2011	12.77	11.46	353,535
	2010	10.14	12.77	126,867
American Century International Growth	2019	8.52	10.49	413,017
	2018	10.52	8.52	441,539
	2017	8.37	10.52	456,362
	2016	9.26	8.37	602,210
	2015	9.59	9.26	595,054
	2014	10.56	9.59	591,072
	2013	8.96	10.56	541,704
	2012	7.66	8.96	713,994
	2011	9.06	7.66	304,218
	2010	8.30	9.06	390,483
American Century Select	2019	11.66	15.24	137,129
	2018	12.61	11.66	150,583
	2017	10.20	12.61	161,223
	2016	10.07	10.20	158,778
	2015	9.75	10.07	163,366
	2014	9.20	9.75	173,206
	2013	7.36	9.20	189,587
	2012	6.69	7.36	444,410
	2011	6.87	6.69	221,461
	2010	6.25	6.87	233,416

A-1

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
American Century Strategic Allocation: Aggressive	2019	11.33	13.51	33,347
	2018	12.83	11.33	33,705
	2017	11.22	12.83	36,498
	2016	10.96	11.22	39,073
	2015	11.60	10.96	39,072
	2014	11.30	11.60	38,601
	2013	9.83	11.30	34,833
	2012	8.91	9.83	33,970
	2011	9.46	8.91	39,769
	2010	8.55	9.46	39,891
American Century Strategic Allocation: Conservative	2019	10.03	11.16	60,056
	2018	10.96	10.03	40,508
	2017	10.32	10.96	36,716
	2016	10.22	10.32	29,552
	2015	10.82	10.22	26,742
	2014	10.62	10.82	25,160
	2013	10.07	10.62	29,361
	2012	9.58	10.07	23,706
	2011	9.66	9.58	17,821
	2010	9.18	9.66	16,520
American Century Strategic Allocation: Moderate	2019	10.82	12.54	57,086
	2018	12.05	10.82	86,902
	2017	10.91	12.05	73,397
	2016	10.69	10.91	80,313
	2015	11.36	10.69	66,784
	2014	11.10	11.36	86,505
	2013	10.02	11.10	84,212
	2012	9.25	10.02	36,735
	2011	9.58	9.25	31,610
	2010	8.86	9.58	27,609
AMG Managers Fairpointe Mid Cap	2019	14.69	16.31	80,347
	2018	18.76	14.69	95,975
	2017	17.49	18.76	114,938
	2016	14.66	17.49	108,810
	2015	17.01	14.66	116,840
	2014	16.11	17.01	144,055
	2013	11.60	16.11	125,618
	2012	10.35	11.60	108,842
	2011	11.52	10.35	525,243
	2010	9.74	11.52	94,553
Ariel®	2019	15.51	18.60	178,023
	2018	18.68	15.51	281,385
	2017	16.76	18.68	315,814
	2016	15.08	16.76	248,380
	2015	16.35	15.08	233,120
	2014	15.32	16.35	235,894
	2013	11.01	15.32	258,534
	2012	9.52	11.01	248,205
	2011	11.16	9.52	347,313
	2010	9.21	11.16	286,827

A-2

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
BNY Mellon Appreciation (formerly Dreyfus Appreciation)	2019	11.54	15.00	328,533
	2018	12.82	11.54	302,298
	2017	10.53	12.82	377,336
	2016	10.21	10.53	389,198
	2015	10.89	10.21	381,887
	2014	10.46	10.89	388,973
	2013	8.95	10.46	311,907
	2012	8.45	8.95	477,072
	2011	8.15	8.45	541,321
	2010	7.35	8.15	534,948
BNY Mellon Opportunistic Midcap Value (formerly Dreyfus Opportunistic Midcap Value)	2019	15.72	19.28	95,079
	2018	19.95	15.72	107,376
	2017	17.94	19.95	122,520
	2016	15.88	17.94	131,184
	2015	18.44	15.88	154,764
	2014	17.56	18.44	208,864
	2013	13.07	17.56	228,676
	2012	11.38	13.07	173,516
	2011	12.56	11.38	162,457
	2010	10.45	12.56	161,052
BNY Mellon Dynamic Value (formerly Dreyfus Strategic Value)	2019	15.70	19.13	132,600
	2018	18.27	15.70	155,978
	2017	16.54	18.27	163,761
	2016	14.54	16.54	189,423
	2015	15.48	14.54	192,118
	2014	14.57	15.48	231,637
	2013	11.01	14.57	298,844
	2012	9.70	11.01	291,133
	2011	10.76	9.70	471,540
	2010	9.73	10.76	758,732
Calamos® Growth	2019	14.23	17.94	497,231
	2018	15.72	14.23	548,182
	2017	12.91	15.72	597,702
	2016	13.72	12.91	668,562
	2015	13.85	13.72	722,207
	2014	13.27	13.85	809,321
	2013	10.37	13.27	920,310
	2012	9.86	10.37	1,294,454
	2011	11.27	9.86	1,208,270
	2010	9.76	11.27	1,420,006
Calamos® Growth and Income	2019	15.22	18.43	380,275
	2018	16.46	15.22	412,762
	2017	14.71	16.46	447,670
	2016	14.26	14.71	490,154
	2015	14.59	14.26	549,005
	2014	14.14	14.59	632,162
	2013	12.59	14.14	739,720
	2012	12.08	12.59	843,435
	2011	12.66	12.08	954,144
	2010	11.74	12.66	1,080,647

A-3

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Calamos® High Income Opportunities	2019	10.33	11.35	18,843
	2018	11.22	10.33	19,878
	2017	11.01	11.22	19,830
	2016	10.22	11.01	19,507
	2015	11.15	10.22	22,258
	2014	11.50	11.15	100,873
	2013	11.26	11.50	24,703
	2012	10.53	11.26	250,740
	2011	10.52	10.53	112,438
	2010	9.88	10.52	43,357
Federated Bond	2019	11.23	12.29	316,224
	2018	12.03	11.23	376,346
	2017	11.73	12.03	324,529
	2016	11.27	11.73	361,657
	2015	11.95	11.27	366,059
	2014	11.74	11.95	284,139
	2013	12.11	11.74	252,869
	2012	11.42	12.11	479,378
	2011	11.21	11.42	762,750
	2010	10.50	11.21	479,272
Fidelity® Advisor Dividend Growth	2019	11.02	13.56	145,689
	2018	12.37	11.02	146,949
	2017	10.78	12.37	177,794
	2016	10.44	10.78	175,221
	2015	10.99	10.44	187,340
	2014	10.27	10.99	207,598
	2013	8.16	10.27	210,304
	2012	7.18	8.16	200,056
	2011	8.21	7.18	203,895
	2010	7.05	8.21	213,797
Fidelity® Advisor International Capital Appreciation	2019	11.79	14.98	20,593
	2018	14.14	11.79	26,671
	2017	10.88	14.14	28,227
	2016	11.75	10.88	29,735
	2015	11.93	11.75	32,496
	2014	12.12	11.93	33,970
	2013	10.41	12.12	36,968
	2012	8.63	10.41	46,988
	2011	10.36	8.63	51,150
	2010	9.33	10.36	55,754
Fidelity® Advisor Real Estate	2019	9.01	10.61	83,750
	2018	10.06	9.01	94,459
	2017	10.12	10.06	104,042
	2016	10.02	10.12	168,217
	2015	10.12	10.02	208,747
	2014	8.14	10.12	227,550
	2013	8.36	8.14	180,416
	2012	7.38	8.36	114,863
	2011	7.16	7.38	100,131
	2010	5.79	7.16	149,468

A-4

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Fidelity® Advisor Stock Selector Mid Cap	2019	13.73	17.03	145,635
	2018	15.68	13.73	36,385
	2017	13.63	15.68	34,996
	2016	12.87	13.63	33,740
	2015	13.90	12.87	35,639
	2014	13.18	13.90	41,916
	2013	10.49	13.18	38,195
	2012	9.17	10.49	34,329
	2011	10.06	9.17	38,255
	2010	8.45	10.06	44,544
Fidelity® Advisor Value Strategies	2019	13.44	17.31	71,071
	2018	17.01	13.44	73,744
	2017	14.92	17.01	80,801
	2016	14.01	14.92	92,447
	2015	15.03	14.01	96,349
	2014	14.75	15.03	103,121
	2013	11.82	14.75	103,125
	2012	9.72	11.82	116,468
	2011	11.20	9.72	110,129
	2010	9.25	11.20	119,479
Goldman Sachs Emerging Markets Equity	2019	8.09	9.77	290,306
	2018	10.65	8.09	282,650
	2017	7.51	10.65	333,383
	2016	7.45	7.51	242,863
	2015	8.25	7.45	203,141
	2014	8.51	8.25	184,095
	2013	9.18	8.51	234,931
	2012	8.15	9.18	220,823
	2011	10.66	8.15	192,308
	2010	9.55	10.66	172,968
Goldman Sachs Government Income	2019	8.58	8.71	167,499
	2018	8.91	8.58	160,763
	2017	9.12	8.91	215,659
	2016	9.40	9.12	315,642
	2015	9.76	9.40	241,716
	2014	9.77	9.76	213,390
	2013	10.44	9.77	234,455
	2012	10.61	10.44	619,763
	2011	10.37	10.61	262,805
	2010	10.30	10.37	267,506
Guggenheim Alpha Opportunity	2019	12.88	12.11	2,330
	2018	15.10	12.88	2,607
	2017	14.60	15.10	2,543
	2016	13.46	14.60	3,907
	2015	14.67	13.46	2,576
	2014	13.91	14.67	2,225
	2013	10.97	13.91	2,455
	2012	10.00	10.97	4,861
	2011	10.01	10.00	12,412
	2010	8.43	10.01	30,660

A-5

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Guggenheim High Yield	2019	13.33	14.33	193,448
	2018	14.33	13.33	182,716
	2017	13.94	14.33	218,476
	2016	12.44	13.94	197,914
	2015	13.25	12.44	193,577
	2014	13.60	13.25	229,874
	2013	12.73	13.60	234,838
	2012	11.33	12.73	213,644
	2011	12.20	11.33	295,995
	2010	11.04	12.20	292,371
Guggenheim Large Cap Value	2019	11.93	13.93	272,058
	2018	13.77	11.93	293,618
	2017	12.42	13.77	286,884
	2016	10.67	12.42	319,545
	2015	11.71	10.67	296,242
	2014	11.19	11.71	271,175
	2013	8.88	11.19	100,673
	2012	8.00	8.88	93,752
	2011	8.68	8.00	124,687
	2010	7.90	8.68	147,718
Guggenheim SMid Cap Value (formerly Guggenheim Mid Cap Value)	2019	22.28	27.18	415,549
	2018	26.66	22.28	469,466
	2017	24.46	26.66	510,325
	2016	20.05	24.46	566,854
	2015	22.55	20.05	616,512
	2014	23.32	22.55	694,462
	2013	18.25	23.32	779,728
	2012	16.27	18.25	857,201
	2011	18.23	16.27	997,681
	2010	16.25	18.23	1,154,889
Guggenheim StylePlus Large Core	2019	9.70	12.09	108,261
	2018	10.83	9.70	93,796
	2017	9.23	10.83	96,170
	2016	8.50	9.23	113,672
	2015	8.75	8.50	93,466
	2014	7.92	8.75	80,363
	2013	6.41	7.92	64,725
	2012	5.93	6.41	39,164
	2011	6.45	5.93	41,804
	2010	5.80	6.45	48,622
Guggenheim StylePlus Mid Growth	2019	11.92	15.18	90,057
	2018	13.37	11.92	100,790
	2017	11.10	13.37	92,945
	2016	10.76	11.10	123,348
	2015	11.28	10.76	100,498
	2014	10.44	11.28	105,125
	2013	8.36	10.44	114,192
	2012	7.57	8.36	119,124
	2011	8.26	7.57	126,689
	2010	6.99	8.26	149,147

A-6

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Guggenheim U.S. Investment Grade Bond	2019	9.81	9.84	527,202
	2018	10.12	9.81	507,320
	2017	9.90	10.12	515,735
	2016	9.80	9.90	541,782
	2015	10.09	9.80	537,909
	2014	9.75	10.09	473,137
	2013	9.82	9.75	511,095
	2012	9.60	9.82	571,389
	2011	9.33	9.60	590,195
	2010	9.15	9.33	632,747
Guggenheim World Equity Income	2019	10.11	11.77	318,917
	2018	11.51	10.11	331,707
	2017	10.44	11.51	388,201
	2016	9.89	10.44	482,271
	2015	10.38	9.89	432,427
	2014	10.32	10.38	422,424
	2013	8.99	10.32	446,797
	2012	8.07	8.99	465,130
	2011	9.99	8.07	477,421
	2010	9.04	9.99	511,916
Invesco American Franchise[2]	2019	10.04	13.18	63,693
	2018	10.85	10.04	67,395
	2017	8.88	10.85	69,659
	2016	9.05	8.88	74,006
	2015	8.97	9.05	75,615
	2014	8.61	8.97	80,714
	2013	6.40	8.61	89,252
	2012	5.88	6.40	141,201
	2011	6.57	5.88	94,439
	2010	5.83	6.57	116,563
Invesco Comstock	2019	12.84	15.47	411,814
	2018	15.21	12.84	468,149
	2017	13.43	15.21	492,066
	2016	11.85	13.43	624,482
	2015	13.10	11.85	779,996
	2014	12.48	13.10	922,694
	2013	9.60	12.48	1,070,155
	2012	8.39	9.60	1,352,617
	2011	8.90	8.39	744,764
	2010	8.01	8.90	791,106
Invesco Equity and Income	2019	13.87	16.01	272,277
	2018	15.96	13.87	285,959
	2017	14.97	15.96	305,249
	2016	13.55	14.97	301,250
	2015	14.43	13.55	389,287
	2014	13.76	14.43	442,980
	2013	11.45	13.76	575,219
	2012	10.54	11.45	423,079
	2011	11.10	10.54	474,647
	2010	10.27	11.10	503,137

A-7

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Invesco Mid Cap Core Equity[9]	2019	13.21	15.99	49,266
	2018	15.51	13.21	50,525
	2017	14.11	15.61	72,645
	2016	13.10	14.11	52,886
	2015	14.24	13.10	64,465
	2014	14.16	14.24	151,071
	2013	11.40	14.16	66,439
	2012	10.74	11.40	76,760
	2011	11.91	10.74	87,755
	2010	11.01	11.91	103,043
Invesco Mid Cap Growth [4],8	2019	10.70	13.81	33,802
	2018	11.82	10.70	40,897
	2017	10.05	11.82	38,949
	2016	10.41	10.05	52,900
	2015	10.69	10.41	72,931
	2014	10.30	10.69	35,983
	2013	7.81	10.30	37,292
	2012	7.27	7.81	30,372
	2011	8.32	7.27	94,410
	2010	6.79	8.32	35,221
Invesco Small Cap Growth	2019	15.95	19.07	106,143
	2018	18.23	15.95	115,068
	2017	15.18	18.23	123,116
	2016	14.18	15.18	131,271
	2015	15.02	14.18	144,534
	2014	14.50	15.02	156,330
	2013	10.78	14.50	175,422
	2012	9.47	10.78	201,957
	2011	9.97	9.47	218,662
	2010	8.21	9.97	301,086
Invesco Technology	2019	7.42	9.67	80,312
	2018	7.78	7.42	81,156
	2017	6.01	7.78	73,282
	2016	6.32	6.01	83,761
	2015	6.16	6.32	83,077
	2014	5.79	6.16	83,176
	2013	4.83	5.79	44,619
	2012	4.54	4.83	49,579
	2011	4.88	4.54	59,065
	2010	4.20	4.88	53,667
Invesco Value Opportunities[3]	2019	8.20	10.24	184,989
	2018	10.62	8.20	195,802
	2017	9.43	10.62	204,572
	2016	8.31	9.43	212,504
	2015	9.64	8.31	232,552
	2014	9.40	9.64	250,912
	2013	7.38	9.40	265,272
	2012	6.52	7.38	275,879
	2011	7.02	6.52	291,426
	2010	6.83	7.02	327,564
A-8

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Invesco V.I. Government Money Market	2019	9.25	9.04	217,807
	2018	9.50	9.25	255,826
	2017	9.85	9.50	265,171
	2016[5]	10.00	9.85	262,202
Janus Henderson Overseas	2019	5.66	6.89	189,291
	2018	6.97	5.66	217,619
	2017	5.54	6.97	208,002
	2016	6.20	5.54	266,830
	2015	7.07	6.20	319,190
	2014	8.54	7.07	386,328
	2013	7.94	8.54	387,033
	2012	7.37	7.94	360,456
	2011	11.42	7.37	457,981
	2010	9.98	11.42	685,600
Janus Henderson U.S. Managed Volatility	2019	9.93	11.76	48,836
	2018	10.75	9.93	54,065
	2017[6]	10.00	10.75	62,037
Neuberger Berman Core Bond	2019	9.83	10.31	255,476
	2018	10.38	9.83	356,569
	2017	10.44	10.38	420,343
	2016	10.59	10.44	597,797
	2015	11.03	10.59	788,919
	2014	10.89	11.03	986,937
	2013	11.66	10.89	1,072,291
	2012	11.45	11.66	414,998
	2011	11.20	11.45	407,351
	2010	10.71	11.20	390,224
Neuberger Berman Large Cap Value	2019	10.94	13.00	12,614
	2018	11.53	10.94	11,239
	2017	10.61	11.53	15,521
	2016	8.63	10.61	15,439
	2015	10.26	8.63	19,371
	2014	9.65	10.26	16,555
	2013	7.66	9.65	15,827
	2012	6.83	7.66	13,648
	2011	8.03	6.83	17,381
	2010	7.26	8.03	28,148
Neuberger Berman Sustainable Equity	2019	13.69	16.55	39,360
	2018	15.14	13.69	43,352
	2017	13.30	15.14	48,628
	2016	12.59	13.30	50,859
	2015	13.16	12.59	61,041
	2014	12.41	13.16	33,803
	2013	9.35	12.41	68,009
	2012	8.78	9.35	26,948
	2011	9.41	8.78	29,336
	2010	7.99	9.41	32,309

A-9

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
PGIM Jennison 20/20 Focus	2019	13.52	16.72	96,383
	2018	14.82	13.52	104,134
	2017	12.17	14.82	110,784
	2016	12.27	12.17	109,599
	2015	12.21	12.27	127,270
	2014	11.94	12.21	146,289
	2013	9.64	11.94	195,194
	2012	8.87	9.64	222,818
	2011	9.60	8.87	269,936
	2010	9.30	9.60	240,131
PGIM Jennison Small Company	2019	13.05	16.11	26,543
	2018	15.68	13.05	28,738
	2017	13.65	15.68	31,131
	2016	12.54	13.65	35,696
	2015	13.55	12.54	54,818
	2014	13.07	13.55	39,603
	2013	10.12	13.07	55,531
	2012	9.30	10.12	27,307
	2011	9.86	9.30	27,736
	2010	8.16	9.86	40,714
PGIM QMA Small-Cap Value[1]	2019	10.06	11.47	12,980
	2018	12.94	10.06	13,141
	2017	12.69	12.94	17,901
	2016	9.88	12.69	22,150
	2015	11.21	9.88	138,054
	2014	10.71	11.21	151,706
	2013	8.27	10.71	203,036
	2012	7.65	8.27	47,841
	2011	7.82	7.65	5,932
	2010	6.51	7.82	7,261
PIMCO International Bond (U.S. Dollar-Hedged)	2019	11.45	11.75	274,368
	2018	11.68	11.45	267,944
	2017	11.81	11.68	222,576
	2016	11.55	11.81	135,813
	2015	12.04	11.55	142,495
	2014	11.34	12.04	185,630
	2013	11.76	11.34	114,435
	2012	11.07	11.76	163,768
	2011	10.85	11.07	147,078
	2010	10.41	10.85	202,351
PIMCO High Yield	2019	14.60	16.08	94,047
	2018	15.63	14.60	118,919
	2017	15.24	15.63	125,404
	2016	14.11	15.24	145,514
	2015	15.00	14.11	231,444
	2014	15.15	15.00	170,966
	2013	14.95	15.15	188,022
	2012	13.62	14.95	281,310
	2011	13.66	13.62	227,952
	2010	12.48	13.66	255,341

A-10

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Royce Opportunity	2019	11.76	14.45	134,342
	2018	15.31	11.76	104,240
	2017	13.11	15.31	112,866
	2016	10.52	13.11	126,376
	2015	12.71	10.52	94,308
	2014	13.31	12.71	74,785
	2013	9.67	13.31	46,551
	2012	8.24	9.67	61,401
	2011	9.86	8.24	30,405
	2010	7.69	9.86	33,105
Royce Small-Cap Value	2019	10.38	11.80	61,565
	2018	11.63	10.38	85,719
	2017	11.49	11.63	94,739
	2016	9.87	11.49	88,838
	2015	11.59	9.87	99,144
	2014	12.06	11.59	110,670
	2013	9.81	12.06	129,686
	2012	9.31	9.81	157,098
	2011	10.46	9.31	203,699
	2010	8.70	10.46	259,496
T. Rowe Price Capital Appreciation	2019	15.18	18.13	294,717
	2018	15.73	15.18	305,387
	2017	14.22	15.73	329,672
	2016	13.71	14.22	328,253
	2015	13.56	13.71	359,053
	2014	12.60	13.56	314,927
	2013	10.73	12.60	258,804
	2012	9.76	10.73	176,949
	2011	9.86	9.76	139,591
	2010	9.01	9.86	151,591
T. Rowe Price Growth Stock	2019	16.90	21.15	212,257
	2018	17.85	16.90	231,472
	2017	13.96	17.85	231,614
	2016	14.38	13.96	236,328
	2015	13.56	14.38	243,685
	2014	13.02	13.56	237,026
	2013	9.77	13.02	231,284
	2012	8.59	9.77	343,545
	2011	9.06	8.59	591,394
	2010	8.10	9.06	434,622
Victory RS Science and Technology	2019	22.65	30.35	30,418
	2018	23.73	22.65	28,859
	2017	17.04	23.73	16,172
	2016	15.57	17.04	6,712
	2015	15.29	15.57	7,705
	2014	15.10	15.29	7,282
	2013	10.79	15.10	15,182
	2012	10.36	10.79	6,042
	2011	12.22	10.36	17,429
	2010	9.34	12.22	45,919

A-11

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Victory RS Value	2019	11.26	14.22	56,352
	2018	13.11	11.26	48,697
	2017	11.61	13.11	80,602
	2016	10.89	11.61	49,238
	2015	12.07	10.89	188,587
	2014	11.24	12.07	51,875
	2013	8.49	11.24	53,034
	2012	7.76	8.49	54,221
	2011	9.07	7.76	142,219
	2010	7.51	9.07	47,777
Wells Fargo Growth	2019	15.65	20.63	26,221
	2018	16.25	15.65	31,183
	2017	12.55	16.25	36,113
	2016	13.17	12.55	37,303
	2015	13.36	13.17	41,632
	2014	13.40	13.36	52,548
	2013	10.47	13.40	54,862
	2012	9.33	10.47	70,712
	2011	8.99	9.33	186,040
	2010	7.40	8.99	165,272
Wells Fargo Large Cap Core	2019	11.07	13.59	44,590
	2018	12.62	11.07	70,226
	2017	10.65	12.62	61,402
	2016	10.22	10.65	60,651
	2015	10.61	10.22	66,847
	2014	9.64	10.61	89,919
	2013	7.22	9.64	105,407
	2012	6.43	7.22	20,733
	2011	6.69	6.43	29,230
	2010	6.60	6.69	20,286
Wells Fargo Opportunity	2019	13.46	17.00	17,613
	2018	15.11	13.46	20,066
	2017	13.09	15.11	25,762
	2016	12.17	13.09	40,746
	2015	13.08	12.17	22,667
	2014	12.36	13.08	39,570
	2013	9.89	12.36	28,088
	2012	9.00	9.89	166,409
	2011	10.05	9.00	28,720
	2010	8.61	10.05	39,708

A-12

		Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
Subaccount	Year	Beginning of Period	End of Period
Wells Fargo Small Company Value	2019 [7]	10.00	10.79	419,515
1   Effective April 15, 2011, the Prudential Small-Cap Core Equity Fund merged into the Prudential Small-Cap Value Fund (now known as PGIM QMA Small-Cap Value Fund). The values in the table for periods prior to the merger reflect investment in the Prudential Small-Cap Core Equity Fund.
2   Effective May 23, 2011, the Invesco Large Cap Growth Fund merged into the Invesco American Franchise Fund. The values in the table for periods prior to the merger reflect investment in the Invesco Large Cap Growth Fund.
3   Effective May 23, 2011, the Invesco Basic Value Fund merged into the Invesco Value Opportunities Fund. The values in the table for periods prior to the merger reflect investment in the Invesco Basic Value Fund.
4   Effective July 12, 2013, the Invesco Dynamics Fund merged into the Invesco Mid Cap Growth Fund.
5   For the period August 19, 2016 (date of inception) through December 31, 2016.
6   For the period June 23, 2017 (date of inception) through December 31, 2017. Effective June 23, 2017, the INTECH U.S. Core Fund merged into the Janus Henderson U.S. Managed Volatility Fund. The INTECH U.S. Core Subaccount was no longer an investment option under the Contract as of June 23, 2017
7    For the period September 20 2019 (date of inception) through December 31, 2019.
8    Effective April 17, 2020 the Invesco Mid Cap Growth Fund merged into the Invesco Oppenheimer Discovery Mid Cap Growth Fund. The Invesco Mid Cap Growth Subaccount was no longer an investment option under the Contract as of April 17, 2020.
9    Effective May 15, 2020 the Invesco Mid Cap Core Equity Fund merged into the Invesco Oppenheimer Main Street Mid Cap Fund. The Invesco Mid Cap Core Subaccount was no longer an investment option under the Contract as of May 15, 2020.

A-13

APPENDIX B

Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Guaranteed Minimum Income Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and the Loan Account; however, you will still pay the rider charge applicable to the 5% rate.)
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger.
Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Guaranteed Growth Death Benefit.
The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements), net of any Premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount or the Fixed Account; however, you will still pay the rider charge applicable to the rate you have selected.) Any amounts allocated to the Loan Account, however, will only earn the Guaranteed Rate. In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

B-1

The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Combined Annual Stepped Up and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.	The Annual Stepped Up Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Enhanced Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges; or
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.

B-2

•	“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.
•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Combined Enhanced and Annual Stepped Up Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Combined Enhanced and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).

B-3

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Guaranteed Minimum Withdrawal Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”  If you purchased the Contract and did not elect this rider at issue, it is no longer available for you to add to your Contract.
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:

B-4

Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*A percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary)

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the free withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.
If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to

B-5

withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.
Total Protection (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Growth Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Invesco V.I. Government Money Market Account Subaccount. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).
The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that

B-6

resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 79 or younger.
Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.
Waiver of Withdrawal Charge—10 Years or Disability (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or
•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Waiver of Withdrawal Charge—Hardship (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Waiver of Withdrawal Charge—5 Years and Age 59½ (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Owner is age 59½ or older; and
•	The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.
Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
B-7

Prospectus
SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

May 1, 2020

Important Privacy Notice Included

See Back Cover

Variable annuity contracts issued by Security Benefit Life Insurance Company and offered by Security Distributors, LLC.

6919	32-69190-00 2020/05/01

SECURITY BENEFIT ADVISOR VARIABLE ANNUITY
Individual Flexible Purchase Payment
Deferred Variable Annuity Contract
Issued By: Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001 1-800-888-2461	Mailing Address: Security Benefit Life Insurance Company P.O. Box 750497 Topeka, Kansas 66675-0497

This Prospectus describes the Security Benefit Advisor Variable Annuity—a flexible purchase payment deferred variable annuity contract (the “Contract”) offered by Security Benefit Life Insurance Company (the “Company”). The Contract is available for individuals in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals. This Prospectus is used with both prospective purchasers and current contract owners.
You may allocate your Purchase Payments and Contract Value to one or more of the Subaccounts that comprise a separate account of the Company called the Variable Annuity Account XIV, or to the Fixed Account. Each Subaccount invests in a corresponding mutual fund (each, an “Underlying Fund”). The Underlying Funds currently available under the Contract are:1
•	American Century Diversified Bond
•	American Century Equity Income
•	American Century Heritage
•	American Century International Bond
•	American Century International Growth
•	American Century Select
•	American Century Strategic Allocation: Aggressive
•	American Century Strategic Allocation: Conservative
•	American Century Strategic Allocation: Moderate
•	American Century Ultra®
•	AMG Managers Fairpointe Mid Cap
•	Baron Asset
•	BlackRock® Advantage Small Cap Growth
•	BlackRock® Equity Dividend
•	BlackRock® Global Allocation
•	BlackRock® International Dividend
•	BNY Mellon Appreciation (formerly Dreyfus Appreciation)
•	BNY Mellon Dynamic Value (formerly Dreyfus Strategic Value)
•	BNY Mellon Opportunistic Midcap Value (formerly Dreyfus Opportunistic Midcap Value)
•	Calamos® Growth and Income
•	Calamos® High Income Opportunities
•	Federated Bond
•	Fidelity® Advisor Dividend Growth
•	Fidelity® Advisor Leveraged Company Stock
•	Fidelity® Advisor New Insights
•	Fidelity® Advisor Real Estate
•	Fidelity® Advisor Stock Selector Mid Cap[2]
•	Fidelity® Advisor Value Strategies
•	Goldman Sachs Emerging Markets Equity
•	Goldman Sachs Government Income

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or deter-mined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
An Underlying Fund prospectus will be provided upon receipt of the first Purchase Payment allocated to the Subaccount investing in the Underlying Fund. Summary prospectuses and prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain additional summary prospectuses and prospectuses for the Underlying Funds by contacting the Company at 1‑800‑888‑2461.
Expenses for this Contract, if purchased with an Extra Credit Rider or Bonus Match Rider, may be higher than expenses for a contract without an Extra Credit Rider or Bonus Match Rider. The amount of Credit Enhancement, or Bonus Amount and applicable Additional Amounts, may be more than offset by any additional fees and charges.
The Contract is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your Contract can go up and down and you could lose money.

Date:  May 1, 2020

6919	Protected by U.S. Patent No. 7,251,623 B1.	32-69190-00 2020/05/01

•	Guggenheim Alpha Opportunity
•	Guggenheim Floating Rate Strategies
•	Guggenheim High Yield
•	Guggenheim Large Cap Value
•	Guggenheim Long Short Equity
•	Guggenheim Macro Opportunities
•	Guggenheim Managed Futures Strategy
•	Guggenheim Multi-Hedge Strategies
•	Guggenheim Small Cap Value
•	Guggenheim SMid Cap Value (formerly Guggenheim Mid Cap Value)
•	Guggenheim StylePlus Large Core
•	Guggenheim StylePlus Mid Growth
•	Guggenheim Total Return Bond
•	Guggenheim U.S. Investment Grade Bond
•	Guggenheim World Equity Income
•	Invesco American Franchise
•	Invesco Comstock
•	Invesco Energy
•	Invesco Equity and Income
•	Invesco Gold & Precious Metals
•	Invesco Mid Cap Core Equity
•	Invesco Mid Cap Growth
•	Invesco Oppenheimer Developing Markets (formerly Oppenheimer Developing Markets)
•	Invesco Oppenheimer Discovery (formerly Oppenheimer Discovery)
•	Invesco Oppenheimer Discovery Mid Cap Growth
•	Invesco Oppenheimer Global (formerly Oppenheimer Global)
•	Invesco Oppenheimer Gold & Special Minerals
•	Invesco Oppenheimer Main Street Mid Cap
•	Invesco Technology
•	Invesco Value Opportunities
•	Invesco V.I. Government Money Market
•	Ivy Asset Strategy
•	Janus Henderson Mid Cap Value
•	Janus Henderson Overseas
•	Janus Henderson U.S. Managed Volatility
•	Neuberger Berman Large Cap Value
•	Neuberger Berman Sustainable Equity
•	Northern Global Tactical Asset Allocation
•	Northern Large Cap Value
•	PGIM Jennison 20/20 Focus
•	PGIM Jennison Mid-Cap Growth
•	PGIM Jennison Natural Resources
•	PGIM Jennison Small Company[3]
•	PIMCO All Asset
•	PIMCO CommodityRealReturn Strategy
•	PIMCO Emerging Markets Bond
•	PIMCO International Bond (U.S. Dollar Hedged)
•	PIMCO Low Duration
•	PIMCO Real Return
•	PIMCO StocksPLUS® Small Fund
•	PIMCO Total Return
•	Pioneer Strategic Income
•	Royce Opportunity
•	Royce Small-Cap Value
•	T. Rowe Price Capital Appreciation
•	T. Rowe Price Growth Stock
•	T. Rowe Price Retirement 2010
•	T. Rowe Price Retirement 2015
•	T. Rowe Price Retirement 2020
•	T. Rowe Price Retirement 2025
•	T. Rowe Price Retirement 2030
•	T. Rowe Price Retirement 2035
•	T. Rowe Price Retirement 2040
•	T. Rowe Price Retirement 2045
•	T. Rowe Price Retirement 2050
•	T. Rowe Price Retirement 2055
•	T. Rowe Price Retirement Balanced
•	Victory RS Science and Technology
•	Victory RS Value
•	Virtus Ceredex Mid Cap Value Equity
•	Wells Fargo Growth
•	Wells Fargo Large Cap Core
•	Wells Fargo Opportunity
•	Wells Fargo Small Company Value (formerly Wells Fargo Small Cap Value)

1
Subaccounts other than those listed above may still be operational, but no longer available for new Purchase Payments or Contract Value transfers. See the discussion of-“Closed Subaccounts under Allocation of Purchase Payments.”

2
The Fidelity® Advisor Stock Selector Mid Cap Subaccount is available only if you purchased your Contract prior to July 31, 2004. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount. If you purchased your Contract on or after July 30, 2004, you may not allocate Purchase Payments or transfer your Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount.

3
The PGIM Jennison Small Company Subaccount is available only if you purchased your Contract prior to November 23, 2007. Contractowners who purchased prior to that date may continue to allocate Purchase Payments and transfer Contract Value to the PGIM Jennison Small Company Subaccount. If you purchased your Contract on or after November 23, 2007, you may not allocate Purchase Payments or transfer your Contract Value to the PGIM Jennison Small Company Subaccount.

2

Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts you select for investment. To the extent that you allocate Contract Value to the Subaccounts, the Company does not guarantee any amount of Contract Value.
Amounts that you allocate to the Fixed Account earn interest at rates that are paid by the Company as described in “The Fixed Account.” Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability.
When you are ready to receive annuity payments, the Contract provides several options for annuity payments. See “Annuity Options.”
This Prospectus sets forth information about the Contract and the Separate Account that you should know before purchasing the Contract. This Prospectus should be kept for future reference. The “Statement of Additional Information,” dated May 1, 2020, which has been filed with the SEC, contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain the Statement of Additional Information or a prospectus for any of the Underlying Funds by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1‑800‑888‑2461. The table of contents of the Statement of Additional Information is set forth on page 57 of this Prospectus.
The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the shareholder reports for Underlying Funds available under your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by calling 1‑800‑888‑2461. Your election to receive reports in paper will apply to all Underlying Funds available under your Contract.

You may not be able to purchase the Contract in your state. You should not consider this Prospectus to be an offering if the Contract may not be lawfully offered in your state. You should only rely upon information contained in this Prospectus or that we have referred you to. We have not authorized anyone to provide you with information that is different.

3

Table of Contents

4

Page
Misstatements	44
Cyber Security and Certain Business Continuity Risks	44
Loans	44
Restrictions on Withdrawals from Qualified Plans	46
Restrictions under the Texas Optional Retirement Program	46

Federal Tax Matters	47
Introduction	47
Tax Status of the Company and the Separate Account	47
Qualified Plans	47
Other Tax Considerations	52

Other Information	52
Voting of Underlying Fund Shares	52
Changes to Investments	53
Changes to Comply with Law and Amendments	53
Reports to Owners	54
Electronic Privileges	54
State Variations	54
Legal Proceedings	54
Sale of the Contract	55
Legal Matters	56

Performance Information	56

Additional Information	57
Registration Statement	57
Financial Statements	57

Table of Contents for Statement of Additional Information	57

Share Classes, Objectives, and Advisers for Underlying Funds	58

Appendix A – Condensed Financial Information

Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Appendix C – Riders Available for Purchase Only Prior to July 1, 2012

5

Definitions

Various terms commonly used in this Prospectus are defined as follows:
Accumulation Unit — A unit of measure used to calculate Contract Value.
Additional Amount — An amount the Company may add to Contract Value under the Bonus Match Rider.
Administrative Office — Security Benefit Life Insurance Company, P.O. Box 750497, Topeka, Kansas 66675‑0497.
Annuitant — The person that you designate on whose life annuity payments may be determined. If you designate Joint Annuitants, “Annuitant” means both Annuitants unless otherwise stated.
Annuity (“annuity”) — A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.
Annuity Options — Options under the Contract that prescribe the provisions under which a series of annuity payments are made.
Annuity Period — The period beginning on the Annuity Start Date during which annuity payments are made.
Annuity Start Date — The date when annuity payments begin as elected by the Owner.
Annuity Unit — A unit of measure used to calculate variable annuity payments under Annuity Options 1 through 4, 7 and 8.
Automatic Investment Program — A program pursuant to which Purchase Payments are automatically paid from your bank account on a specified day of each month or a salary reduction agreement.
Bonus Amount — An amount added to Contract Value during the Bonus Amount Period under the Bonus Match Rider. The Company applies the Bonus Amount to the first $10,000 in Purchase Payments in any Contract Year that are made under a salary reduction agreement in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code.
Company – Security Benefit Life Insurance Company, the Company is also identified herein as “we,” “our,” or “us.”
Contract — The flexible purchase payment deferred variable annuity contract described in this Prospectus.
Contract Date — The date the Contract begins as shown in your Contract. Contract anniversaries are measured from the Contract Date. The Contract Date is usually the date that your initial Purchase Payment is credited to the Contract.
Contract Debt — The unpaid loan balance including accrued loan interest.
Contract Value — The total value of your Contract which includes amounts allocated to the Subaccounts and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
Contract Year — Each twelve-month period measured from the Contract Date.
Credit Enhancement — An amount added to Contract Value under the Extra Credit Rider.
Designated Beneficiary — The person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date.
Fixed Account — An account that is part of the Company’s General Account to which you may allocate all or a portion of your Contract Value to be held for accumulation at fixed rates of interest (which may not be less than the Guaranteed Rate) declared periodically by the Company. See “The Fixed Account.”

6

General Account — All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.
Guaranteed Rate — The minimum interest rate earned on Contract Value allocated to the Fixed Account, which accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state.
Internal Revenue Code or the Code — The Internal Revenue Code of 1986, as amended.
Owner or Contractowner — The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.
Participant — A Participant under a Qualified Plan.
Purchase Payment — An amount initially paid to the Company as consideration for the Contract and any subsequent amounts paid to the Company under the Contract.
Separate Account — The Variable Annuity Account XIV, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Underlying Fund.
Subaccount — A division of the Separate Account which invests in a corresponding Underlying Fund.
Underlying Fund — A mutual fund or series thereof that serves as an investment vehicle for its corresponding Subaccount.
Valuation Date — Each date on which the Separate Account is valued, which currently includes each day that the New York Stock Exchange is open for trading. Each Valuation Date closes at the end of regular trading on the New York Stock Exchange (normally, 3:00 p.m. Central Time). The New York Stock Exchange is scheduled to be closed on weekends and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
Valuation Period — A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next Valuation Date.
Withdrawal Value — The amount you will receive upon full withdrawal of the Contract. It is equal to Contract Value less any Contract Debt, any applicable withdrawal charges, any pro rata account administration charge and any uncollected premium taxes. If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. The Withdrawal Value during the Annuity Period under Annuity Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.
Summary

This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Account is briefly described under “The Fixed Account” and in the Contract.
Purpose of the Contract — The flexible purchase payment deferred variable annuity contract (the “Contract”) described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.
You may purchase the Contract, on an individual basis, in connection with a retirement plan qualified under Section 402A, 403(b), 408 or 408A of the Internal Revenue Code (“Qualified Plan”). Please see the discussion under “The Contract” for more detailed information.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”

7

The Separate Account and the Underlying Funds — The Separate Account is divided into accounts referred to as Subaccounts. See “Separate Account.” Each Subaccount invests exclusively in shares of a corresponding Underlying Fund, each of which has its own investment objective and policies.
You may allocate all or part of your Purchase Payments and Contract Value to the Subaccounts. Amounts that you allocate to a Subaccount will increase or decrease in dollar value depending in part on the investment performance of the Underlying Fund in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.
Fixed Account — If the Fixed Account is available under your Contract, you may allocate all or part of your Purchase Payments to the Fixed Account, which is part of the Company’s General Account. Amounts that you allocate to the Fixed Account earn interest at rates determined at the discretion of the Company and are guaranteed to be at least the Guaranteed Rate. Contract Value allocated to the Fixed Account is guaranteed by the Company, subject to its financial strength and claims-paying ability. See “The Fixed Account.”
Purchase Payments — Your initial Purchase Payment must be at least $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. See “Purchase Payments.”
Contract Benefits — You may transfer Contract Value among the Subaccounts and to and from the Fixed Account, if it is available under your Contract, subject to certain restrictions as described in “The Contract” and “The Fixed Account.”
At any time before the Annuity Start Date, you may surrender a Contract for its Withdrawal Value, and also may make partial withdrawals, including systematic withdrawals, from Contract Value, subject to certain restrictions described in “The Fixed Account.” See “Full and Partial Withdrawals” and “Federal Tax Matters” for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59½.
The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Start Date. See “Death Benefit” for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees annuity payments under the fixed Annuity Options. See “Annuity Period.”
Optional Riders — Upon your application for the Contract, you may select the Extra Credit at 4% Rider. The Company makes this rider available only at issue. You may not terminate the rider after issue. The Extra Credit at 4% Rider is available in every state. See the detailed description of the Extra Credit at 4% Rider under “Optional Riders.”
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
For information on riders that are no longer available for purchase, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
Free-Look Right — You may return the Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements and/or Bonus Credits if the Extra Credit Rider and/or Automatic Bonus Credit Rider was in effect). The Company will also refund as of the Valuation Date on which we receive your Contract any Contract Value allocated to the Subaccounts, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancement and/or Bonus Credits. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Credits from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Credits during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancements or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.

8

Charges and Deductions — The Company does not deduct a sales load from Purchase Payments before crediting them to your Contract Value. Certain charges will be deducted in connection with the Contract as described below.
Contingent Deferred Sales Charge. If you withdraw Contract Value, the Company may deduct a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on the withdrawal of Purchase Payments. Purchase Payments include any Bonus Credits for purposes of assessing the withdrawal charge. The withdrawal charge will be waived on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount defined as follows.
The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, Bonus Amounts, and Additional Amounts, made during the year and, in any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. The withdrawal charge applies to the portion of any withdrawal consisting of Purchase Payments, Bonus Amounts, and Additional Amounts that exceeds the free withdrawal amount. The withdrawal charge does not apply to withdrawals of earnings. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The Company will also waive the withdrawal charge for Contracts issued on or after July 1, 2012 if, at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65. Effective as of the date of the first withdrawal under the terms of this waiver, no additional Purchase Payments may be made to the Contract. The Company assesses a monthly charge in connection with this waiver feature. This waiver is not optional and the Company will assess the monthly charge for this waiver on all Contracts issued on or after July 1, 2012 whether or not the Owner exercises the waiver or complies with its terms. This waiver is not available for Contracts issued prior to July 1, 2012. See “Charge for Certain Waivers of the Withdrawal Charge.”
The amount of the charge will depend on how long your Purchase Payments have been held under the Contract. If the Bonus Match Rider is in effect, Purchase Payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts.
Each Purchase Payment, Bonus Amount, or Additional Amount is considered to have a certain “age,” depending on the length of time since the Purchase Payment, Bonus Amount, or Additional Amount was effective. A Purchase Payment, Bonus Amount, or Additional Amount is “age one” in the year beginning on the date the Purchase Payment, Bonus Amount, or Additional Amount is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:
Purchase Payment, Bonus Amount, or Additional Amount Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

The amount of total withdrawal charges assessed against your Contract will never exceed 7% of Purchase Payments, Bonus Amounts, and Additional Amounts paid under the Contract. In addition, no withdrawal charge will be assessed upon: (1) payment of death benefit proceeds, or (2) Annuity Options that provide for payments for life, or a period of at least seven years. See “Contingent Deferred Sales Charge.”

9

Charge for Certain Waivers of the Withdrawal Charge. For all Contracts issued on or after July 1, 2012, the Company deducts a monthly charge from Contract Value for providing a waiver of the withdrawal charge under certain circumstances. The amount of the charge is equal to 0.25%, on an annual basis, of your Contract Value. See “Charge for Certain Waivers of the Withdrawal Charge.”
Mortality and Expense Risk Charge. The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to a mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.90%
$25,000 or more	0.75%

During the Annuity Period, under Annuity Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, the mortality and expense risk charge is 1.25%, on an annual basis, of each Subaccount’s average daily net assets and the charge deducted daily. See “Mortality and Expense Risk Charge.”
Administration Charge. The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. See “Administration Charge.”
Optional Rider Charges. The Company deducts a monthly charge from Contract Value for certain riders elected by the Owner, except the Bonus Match Rider which has an annual charge of $25. For the other riders, the Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date.
The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value.
For information on rider charges, please see “Optional Rider Expenses” in the Expense Table.
Teacher Retirement System of Texas – Limits on Optional Riders. If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select the Extra Credit at 4% Rider.
Account Administration Charge. The Company deducts an account administration charge of $30.00 at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. See “Account Administration Charge.”
Premium Tax Charge. The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Start Date or upon a full or partial withdrawal (including a systematic withdrawal) if a premium tax was incurred by the Company and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a non‑qualified contract. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See “Premium Tax Charge.”
Loan Interest Charge. The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the charge for Certain Waivers of the Withdrawal Charge (if applicable) and the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%. The net cost of a loan is the interest rate charged by the Company less the interest rate credited.
Other Expenses. Investment advisory fees and other operating expenses of each Underlying Fund are paid by the Fund and are reflected in the net asset value of its shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the summary prospectuses or prospectuses for the Underlying Funds for more information about Underlying Fund expenses.

10

The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Federal Tax Considerations — All or part of any distribution, including an actual distribution of funds such as a surrender or annuity payment and a pledge or assignment of a contract, is generally taxable as ordinary income, and, in addition, a penalty tax may apply to certain distributions made prior to the Owner's reaching age 59½. Special tax rules apply to Qualified Contracts, and distributions from certain Qualified Contracts may be subject to restrictions. Governing federal tax statutes may be amended, revoked, or replaced by new legislation. Changes in interpretation of these statutes may also occur. We encourage you to consult your own tax adviser before making a purchase of the Contract. (See “Federal Tax Matters.”)
Tax-Free Exchanges — You can generally exchange one contract for another in a “tax-free exchange” under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a withdrawal charge and tax, including a possible penalty tax, on your old contract, there will be a new withdrawal charge period for this Contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person trying to sell you this Contract (that person will generally earn a commission if you buy this Contract through an exchange or otherwise). If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.
The IRS has also ruled that a partial exchange may also be effected on a tax free basis. However, under certain circumstances, recognition of the gain may be triggered by a distribution from the Contract within 180 days of the exchange. Please see your tax adviser for further information.
Contacting the Company — You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the Company, P.O. Box 750497, Topeka, Kansas 66675‑0497 or by phone by calling (785) 438‑3000 or 1‑800‑888‑2461.
Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.
Contract Owner Transaction Expenses — Contract owner transaction expenses are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract. The information below does not reflect state and/or local premium taxes (which currently range from 0% to 3.5%), which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or the Example. See “Mortality and Expense Risk Charge.”
Charge
Sales Load on Purchase Payments	None
Maximum Contingent Deferred Sales Charge (as a percentage of amount withdrawn attributable to Purchase Payments)	7%[1]
Transfer Fee (per transfer)	None
1   The amount of the contingent deferred sales charge is determined by reference to how long your Purchase Payments have been held under the Contract. Free Withdrawals are available equal to (1) 10% of Purchase Payments, excluding any Credit Enhancements, in the first Contract Year, and (2) 10% of Contract Value as of the first Valuation Date of the Contract Year in each subsequent Contract Year. See “Full and Partial Withdrawals” and “Contingent Deferred Sales Charge” for more information.

11

Periodic Expenses — Periodic expenses are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Underlying Funds.
Charge
Account Administration Charge	$30[1]
Net Loan Interest Charge (as an annual percentage of Contract Value allocated to the Loan Account)[2]	2.75%
Charge for Certain Waivers of the Withdrawal Charge (as a percentage of Contract Value)	0.25%[3]
Separate Account Annual Expenses (as a percentage of average Subaccount daily net assets)
Annual Mortality and Expense Risk Charge	0.90%[4]
Annual Administration Charge	0.15%
Maximum Annual Charge for Optional Riders	1.55%[5]
Total Separate Account Annual Expenses	2.60%
1   A pro rata account administration charge is deducted (1) upon full withdrawal of Contract Value; (2) upon the Annuity Start Date if one of Annuity Options 1 through 4, 7 or 8 is elected; and (3) upon payment of a death benefit. The account administration charge will be waived if your Contract Value is $50,000 or more upon the date it is to be deducted.
2   The net loan cost equals the difference between the amount of interest the Company charges you for a loan (which will be no greater than 5.75% plus the charge for Certain Waivers of the Withdrawal Charge and the total charges for riders you have selected) and the amount of interest the Company credits to the Loan Account, which is 3.0%. The highest net cost of a loan is therefore 2.75%, plus the charge for Certain Waivers of the Withdrawal Charge and the amount of any applicable rider charges.
3   For all Contracts issued on or after July 1, 2012, the Company deducts a monthly charge from Contract Value for providing a waiver of the withdrawal charge if, at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65. During the Annuity Period, we will continue to deduct the monthly charge if Annuity Option 5 or 6 is selected. This waiver is not available for Contracts issued prior to July 1, 2012. See “Charge for Certain Waivers of the Withdrawal Charge.”
4   The mortality and expense risk charge is reduced for larger Contract Values as follows: Less than $25,000 – 0.90%; $25,000 or more – 0.75%. Any mortality and expense risk charge above the minimum charge of 0.75% is deducted from your Contract Value on a monthly basis. During the Annuity Period, the mortality and expense risk charge under Annuity Options 5 and 6 is calculated and deducted in the same manner. However, the annual mortality and expense risk charge is 1.25% under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts described above, and is deducted daily. See the discussion under “Mortality and Expense Risk Charge.”
5   If you purchase any optional riders, the charge will be deducted from your Contract Value. (See the applicable rider charges in the table below.) Total rider charges cannot exceed 1.55% of Contract Value for riders elected prior to February 1, 2010 (1.00% of Contract Value if you select a 0-Year Alternate Withdrawal Charge Rider).

Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
4% Extra Credit Rider[3]	0.55%
Riders Available For Purchase ONLY Prior To July 1, 2012:
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider	0.05%
Alternate Withdrawal Charge Rider (0-Year)	0.70%
Alternate Withdrawal Charge Rider (4-Year)[4]	0.55%
Waiver of Withdrawal Charge Rider—15 Years or Disability	0.05%

12

Annual Rider Charge
Riders Available For Purchase ONLY Prior To February 1, 2010:
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider[1]	0.25%
7% Guaranteed Growth Death Benefit Rider[1]	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
Guaranteed Minimum Withdrawal Benefit Rider	0.45%[2]
Total Protection Rider	0.85%[2]
3% Extra Credit Rider[3]	0.40%
5% Extra Credit Rider[3]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability	0.10%
Waiver of Withdrawal Charge Rider—Hardship	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½	0.20%
Bonus Match Rider	$25[5]
1   Not available to Texas residents.
2   The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” and “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
3   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
4   If the 4-Year Alternate Withdrawal Charge Rider was not approved in a state, a 3-Year Alternate Withdrawal Charge Rider was available for a charge of 0.40%. See “Alternate Withdrawal Charge” in Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
5   The Company will deduct a charge of $25 on each anniversary of the rider’s date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

13

Underlying Fund Operating Expenses — The table below shows the minimum and maximum total operating expenses charged by the Underlying Funds. You will pay the expenses of the Underlying Funds corresponding to the Subaccounts in which you invest during the time that you own the Contract. More detail concerning each Underlying Fund’s fees and expenses is contained in its prospectus.
	Minimum	Maximum
Gross Annual Underlying Fund Operating Expenses[1]	0.57%	2.28%
Net Annual Underlying Fund Operating Expenses (after contractual waivers/reimbursements)[2]	0.46%	1.31%
1   Expenses deducted from Underlying Fund assets include management fees, distribution (12b‑1) fees, service fees and other expenses. The maximum expenses above represent the total annual operating expenses of that Underlying Fund with the highest total operating expenses for the one-year period ended December 31, 2019, and the minimum expenses represent the total annual operating expenses of that Underlying Fund with the lowest total operating expenses for the one-year period ended December 31, 2019. The Gross Annual Underlying Fund Operating Expenses do not take into account any voluntary or contractual expense waivers or reimbursements.
Current and future total operating expenses of the Underlying Funds could be higher or lower than those shown in the table.
2   Certain of the Underlying Funds have entered into contractual expense waiver or reimbursement arrangements that reduce fund expenses during the period of the arrangement. These arrangements vary in length, and are in place at least through April 30, 2020.

Example — This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Owner transaction expenses, the account administration charge, the charge for Certain Waivers of the Withdrawal Charge, Separate Account annual expenses (including maximum optional rider charges in the aggregate of 1.55%) and Underlying Fund fees and expenses but do not include state and/or local premium taxes, which may be applicable to your Contract.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expense of the Contract and the maximum gross annual operating expense of the Underlying Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	1 Year	3 Years	5 Years	10 Years
If you surrender your Contract at the end of the applicable time period	$1,034	$1,947	$2,768	$4,913
If you do not surrender or you annuitize your Contract at the end of the applicable time period.	$ 400	$1,401	$2,403	$4,913

Condensed Financial Information

Condensed Financial Information appears in Appendix A of this Prospectus.
Information About the Company, the Separate Account, and the Underlying Funds

Security Benefit Life Insurance Company — The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950, and converted to a stock life insurance company on July 31, 1998. The Company’s indirect parent, Eldridge Industries, LLC. Owns, operates and invests in businesses across a wide range of sectors and is ultimately controlled Todd L. Boehly.
The Company offers life insurance policies and annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2019, the Company had total assets under management of approximately $36.451 billion.
The Principle Underwriter for the Contracts in Security Distributors, LLC (“SDL”), One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC and is a member of the Financial Industry Regulatory Authority (“FINRA”).

14

Published Ratings — The Company may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor’s. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best’s Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor’s Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company’s financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.
Separate Account — The Company established the Separate Account under Kansas law on June 26, 2000. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in the Separate Account attributable to the reserves and other liabilities under a Contract may not be charged with liabilities arising from any other business that the Company conducts if, and to the extent the Contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company’s creditors.
The Separate Account consists of accounts referred to as Subaccounts. The Contract provides that the income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Underlying Fund. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Underlying Funds or in other securities or investment vehicles. See “Changes to Investments.”
The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.
Underlying Funds — Each Underlying Fund is an open-end management investment company or a series thereof and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Underlying Funds. Each Underlying Fund pursues different investment objectives and policies.
As described in more detail in the Underlying Fund prospectuses, certain Underlying Funds employ managed volatility strategies that are intended to reduce the Underlying Fund’s overall volatility and downside risk, and those Underlying Funds may help us manage the risks associated with providing guaranteed benefits under the Contract. Investing in Underlying Funds with managed volatility strategies may impact the value of certain guaranteed rider benefits. During rising markets, the strategies employed to manage volatility could result in your Contract Value rising less than would have been the case if you had been invested in an Underlying Fund without a managed volatility strategy. In addition, the cost of these strategies may negatively impact performance. On the other hand, investing in an Underlying Fund with a managed volatility strategy may be helpful in a declining market with higher market volatility because the strategy will often reduce your equity exposure in such circumstances. In such cases, your Contract Value may decline less than would have been the case if you had not invested in an Underlying Fund with a managed volatility strategy.
Certain Underlying Funds invest substantially all of their assets in other funds (“funds of funds”). If you allocate Contract Value to a Subaccount that invests in a fund of funds, you will indirectly bear the fees and expenses of both the top-tier and bottom-tier funds, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities or other assets.

15

Certain Underlying Funds (sometimes called “alternative funds”) invest in positions that emphasize alternative investment strategies and/or nontraditional asset classes. These alternative investments involve a mix of strategies that offer potential diversification or market exposure benefits, but such alternative investment strategies may be riskier than traditional investment strategies. The strategies often involve speculative investment techniques, such as leverage and complex derivative instruments.
One of the Underlying Funds is a money market fund. There is no assurance that this Underlying Fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on the corresponding Subaccount may become low and possibly negative.
Shares of each Underlying Fund are available to the general public outside of an annuity or life insurance contract. If you purchase shares of these Funds directly from a broker-dealer or mutual fund company, you will not pay Contract fees or charges, but you also will not have Annuity Options available. Because of the additional Contract fees and charges, which affect Contract Value and Subaccount returns, you should refer only to performance information regarding the Underlying Funds available through us, rather than to information that may be available through alternate sources.
Additionally, certain Underlying Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Underlying Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Underlying Funds will be comparable to the investment results of any other fund, even if both the Underlying Fund and the other fund are managed by the same adviser.
A list of each Underlying Fund, its share class, if applicable, a summary of its investment objective, and its investment adviser is set forth at the end of this Prospectus. We cannot assure that any Underlying Fund will achieve its objective. For a complete description of the Underlying Funds’ investment objectives, strategies and risks, please refer to the Underlying Funds’ prospectuses.
An Underlying Fund prospectus will be provided upon receipt of the first Purchase Payment allocated to the Subaccount investing in the Underlying Fund. Summary prospectuses and prospectuses for the Underlying Funds should be carefully read in conjunction with this Prospectus before investing. You may obtain additional summary prospectuses and prospectuses for the Underlying Funds by contacting the Company.
Certain Payments the Company and its Affiliates Receive with Regard to the Underlying Funds. The Company (and its affiliates) receives payments from some of the Underlying Funds, their advisers, sub‑advisers, and distributors, or affiliates thereof. The Company negotiates these payments and thus they differ by Underlying Fund (sometimes substantially), and the amounts the Company (or its affiliates) receive can be significant. Where these payments are made, the advisers, sub-advisers, or distributors (or affiliate thereof) of those Underlying Funds have increased access to the Company and its affiliates involved in the distribution of the Contract. Proceeds from these payments can be used by the Company for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract, and in the Company’s role as an intermediary of, the Underlying Funds. The Company and its affiliates may profit from these payments.
12b‑1 Fees. The Company and/or its subsidiary, SDL, the principal underwriter for the Contract, receive 12b‑1 fees from certain of the Underlying Funds that are based on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and certain other variable insurance contracts issued or administered by the Company (or its affiliates). Rule 12b‑1 fees are paid out of Underlying Fund assets as part of the Underlying Fund’s total annual operating expenses. Payments made out of Underlying Fund assets will reduce the amount of assets that would otherwise be available for investment, and will reduce the Underlying Funds’ investment returns. Currently, the Company and SDL receive 12b‑1 fees ranging from 0% to 0.50% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in Underlying Funds that pay 12b-1 fees.
Payments from Underlying Fund Service Providers. The Company (or its affiliates) also receives payments from the investment advisers, sub‑advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from Underlying Fund assets. Owners, through their indirect investment in the Underlying Funds, bear the costs of these investment advisory fees (see the Underlying Funds’ prospectuses for more information). These payments usually are based

16

on a percentage of the average daily net assets of the particular Underlying Fund attributable to the Contract and to certain other variable insurance contracts issued or administered by the Company (or its affiliates). Currently, the Company and its affiliates receive payments that range from 0.05% to 0.60% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. The Company may also receive payments from certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds that is a pre‑determined fee and not based on the average net assets of the Contract (or other variable insurance contracts issued or administered by the Company or its affiliates) invested in the Underlying Fund.
Other Payments.   In the case of certain of the Underlying Funds, the Underlying Fund’s adviser, sub‑adviser, distributor, or affiliates provide the Company (or its affiliates) and/or broker-dealers that sell the Contract (“selling firms”) with wholesaling services to assist the Company in the distribution of the Contract, pay the Company (or its affiliates) and/or selling firms amounts to participate in their national and regional sales conferences and meetings with their sales desks, and/or provide the Company (or its affiliates) and/or selling firms with occasional gifts, meals, tickets, or other compensation as an incentive for them to market the Underlying Funds when offering or distributing the Contract and to cooperate with their promotional efforts for their Underlying Funds.
The Company receives a $15.00 annual fee payment per Participant invested in the BNY Mellon Appreciation fund. The Company also receives a $12.00 annual fee payment per Participant invested in the Invesco funds.
For details about the compensation payments the Company makes in connection with the sale of the Contract, see “Sale of the Contract.”
Total Payments. Currently, the Company and its affiliates, including SDL, receive payments from the Underlying Funds, their advisers, sub-advisers, and distributors, or affiliates thereof in the form of 12b-1 fees and/or other payments described above that range in total from a minimum of 0.25% to a maximum of 0.65% of the average net assets of the Contract (and certain other variable insurance contracts issued or administered by the Company (or its affiliates)) invested in the Underlying Fund. This does not include the arrangements with certain of the investment advisers, sub-advisers, or distributors (or affiliates thereof) of certain of the Underlying Funds in which the payment is not based on the average net assets of the Contract invested in an Underlying Fund.
Selection of Underlying Funds. The Company selects the Underlying Funds offered through the Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor the Company considers during the selection process is whether the Underlying Fund, its adviser, its sub-adviser, or an affiliate will make payments to the Company or its affiliates, as described above. These payment arrangements may create an incentive for us to select funds that pay us higher amounts. The Company also considers whether the Underlying Fund’s adviser is one of its affiliates, and whether the Underlying Fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contract. The Company reviews each Underlying Fund periodically after it is selected. Upon review, the Company may remove an Underlying Fund or restrict allocation of additional Purchase Payments and/or transfers of Contract Value to an Underlying Fund if it determines the Underlying Fund no longer meets one or more of the criteria and/or if the Underlying Fund has not attracted significant contract owner assets. The Company does not recommend or endorse any particular Underlying Fund, and does not provide investment advice.
Services and Administration — The Company has primary responsibility for all administration of the Contracts and the Separate Account. The Company has entered into an administrative services agreement with SE2, LLC (“SE2”), 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby SE2 provides certain business process outsourcing services with respect to the Contracts. SE2 may engage other service providers to provide certain administrative functions. SE2 is an affiliate of the Company.
The Contract

General — The Company issues the Contract offered by this Prospectus. It is a flexible purchase payment deferred variable annuity. To the extent that you allocate all or a portion of your Purchase Payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving annuity payments, the Contract provides several Annuity Options under which the Company will pay periodic annuity payments on a

17

variable basis, a fixed basis or both, beginning on the Annuity Start Date. The amount that will be available for annuity payments will depend on the investment performance of the Subaccounts to which you have allocated Purchase Payments and the amount of Contract Value that you have allocated to the Fixed Account.
The Contract is available for purchase by an individual in connection with certain tax qualified retirement plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Internal Revenue Code (“Qualified Plan”). Certain federal tax advantages are currently available to retirement plans that qualify as annuity purchase plans of public school systems and certain tax-exempt organizations under Section 403(b). If you are purchasing the Contract as an investment vehicle for a Section 402A, 403(b), 408 or 408A Qualified Plan, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
Note that for Contracts issued to Massachusetts residents on or after January 1, 2009, a unisex Massachusetts approved Contract will be issued without regard to where the application was signed.
Important Information About Your Benefits Under the Contract — The benefits under the Contract are paid by us from our General Account assets and/or your Contract Value held in the Separate Account. It is important that you understand that payment of benefits from the Separate Account is not guaranteed and depends upon certain factors discussed below.
Assets in the Separate Account. Your Contract permits you to allocate Purchase Payments and Contract Value to various Subaccounts. You bear all of the investment risk for allocations to the Subaccounts. Your Contract Value in the Subaccounts is part of the assets of the Separate Account. These assets are segregated and cannot be charged with liabilities arising from any other business that we may conduct.
Assets in the General Account. The Contract may permit you to allocate Purchase Payments and Contract Value to the Fixed Account. Amounts allocated to the Fixed Account, plus any guarantees under the Contract that exceed your Contract Value (such as those associated with the guaranteed death benefit and any enhanced death benefits provided by rider, a guaranteed minimum withdrawal benefit rider, or a guaranteed minimum income benefit rider), are paid from our General Account. We issue other types of insurance policies and financial products as well, and we pay our obligations under these products from our assets in the General Account.
Any amounts that we are obligated to pay under the Contract from the General Account are subject to our financial strength and claims-paying ability. An insurance company’s financial strength and claims-paying ability may be affected by, among other factors, adverse market developments. Adverse market developments may result in, among other things, realized losses on General Account investments, unrealized losses on such investments (which may or may not result in accounting impairments), increased reserve requirements, and a reduction of capital both absolutely and relative to minimum, regulatory required capital (some of which are cash items and some of which are non-cash items). Adverse market developments are an inherent risk to our, and any insurer’s, General Account.
Financial Statements. We encourage both existing and prospective Owners to read and understand our financial statements. We prepare our financial statements on both a statutory basis, as required by our state regulators who oversee our financial strength and/or claims paying ability, and according to Generally Accepted Accounting Principles (GAAP). Our most recently available audited GAAP financial statements are included in the Statement of Additional Information, which is available at no charge by writing us at One Security Benefit Place, Topeka, Kansas 66636, or by calling us at 1‑800‑888‑2461. You also may obtain our most recent annual unaudited statutory financial statements, as well as our most recently available annual audited statutory financial statements, by calling us at 1‑800‑888‑2461. Please note that accounting principles and rules used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from the principles and rules used to prepare GAAP financial statements, and the resulting differences may be material.
Application for a Contract — If you wish to purchase a Contract, you may submit an application and an initial Purchase Payment to the Company, as well as any other form or information that the Company may require. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company’s underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

18

The maximum age of an Owner or Annuitant for which a Contract will be issued is age 90. If there are Joint Annuitants, the maximum issue age will be determined by reference to the older Annuitant.
Optional Riders — Upon your application for the Contract, you may select the Extra Credit at 4% Rider. The Company makes this rider available only at issue. You cannot change or cancel the rider after it is issued. The Extra Credit at 4% rider is available in every state.
For information on riders that are no longer available for purchase, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
Please note that any amount that we may pay or make available under any optional rider that is in excess of Contract Value is subject to our financial strength and claims-paying ability.
Extra Credit — This rider makes available a Credit Enhancement, which is an amount added to your Contract Value by the Company. You may purchase this rider only at issue. A Credit Enhancement of 4% of Purchase Payments, as elected in the application, will be added to Contract Value for each Purchase Payment made in the first Contract Year. Prior to February 1, 2010, a Credit Enhancement of 3% or 5% was also available for election. Any Credit Enhancement will be allocated among the Subaccounts in the same proportion as your Purchase Payment.
This rider is available only if the age of the Owner on the Contract Date is age 80 or younger at issue. You may not select an Annuity Start Date that is prior to seven years from the effective date of the rider.
In the event of a full or partial withdrawal, the Company will recapture all or part of any Credit Enhancement that has not yet vested. An amount equal to 1/7 of the Credit Enhancement will vest as of each Contract Date anniversary and the Credit Enhancement will be fully vested at the end of seven years from that date. The amount to be forfeited in the event of a withdrawal is equal to a percentage of the Credit Enhancement that has not yet vested. The percentage is determined for each withdrawal as of the date of the withdrawal by dividing:
1.	The amount of the withdrawal, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, less the free withdrawal amount, by
2.	Contract Value immediately prior to the withdrawal.
The Company will recapture Credit Enhancements on withdrawals only to the extent that total withdrawals in a Contract Year, including systematic withdrawals, exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and, for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year. In addition, the Company does not recapture Credit Enhancements on withdrawals made to pay the fees of your registered investment adviser, provided that your adviser has entered into a variable annuity adviser agreement with the Company.
The Company may recapture Credit Enhancements in the event of a full or partial withdrawal as discussed above. If you exercise your right to return the Contract during the Free-Look period, your Contract Value will be reduced by the value of any Credit Enhancements applied. See “Free-Look Right.” In the event of a withdrawal under the terms of the Waiver of Withdrawal Charge Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding such a withdrawal. See “Waiver of Withdrawal Charge” in Appendix C – Riders Available for Purchase Only Prior to July 1, 2012. Death benefit proceeds may exclude all or part of any Credit Enhancements. See “Death Benefit” and the discussions of the death benefit riders in Appendix B and C.
The Company expects to make a profit from the charge for this rider and funds payment of the Credit Enhancements through the rider charge and the vesting schedule. The Extra Credit Rider may make sense for you only if you expect your average annual return (net of expenses of the Contract and the Underlying Funds) to exceed the applicable amount set forth in the table below, and you do not expect to make Purchase Payments to the Contract after the first Contract Year. The returns below represent the amount that must be earned each year during the seven-year period beginning on the Contract Date to break even on the rider. The rate of return assumes that all Purchase Payments are made during the first Contract Year when the Credit Enhancement is applied to Purchase Payments. If Purchase Payments are made in subsequent Contract Years, the applicable rider charge will be higher and no offsetting Credit Enhancement will be available. As a result, the rate of return required to break even would be higher.

19

If your actual returns are greater than the amounts set forth below and you make no Purchase Payments after the first Contract Year, you will profit from the purchase of the rider. If your actual returns are less, for example, in a down market, or if you make additional Purchase Payments that are not eligible for the Credit Enhancement, you will be worse off than if you had not purchased the rider. Please note that the returns below are net of Contract and Underlying Fund expenses so that you would need to earn the amount in the table plus the amount of applicable expenses to break even on the rider.
Interest Rate	Rate of Return (net of expenses)
3%*	-5.00%
4%	-1.50%
5%*	0.80%
*Effective February 1, 2010, the 3% and 5% Credit Enhancements are no longer available for election with the Extra Credit rider.

The Internal Revenue Code generally requires that interests in a Qualified Contract be nonforfeitable, and it is unclear whether the Credit Enhancement feature is consistent with those requirements. Consult a tax advisor before purchasing this rider as part of a Qualified Contract.
Prior to May 1, 2010, on a non-discriminatory basis, the Company paid the additional Credit Enhancement in connection with a Contract purchased by customers of such broker-dealers who exchanged their current contract for this Contract and paid a withdrawal charge on the exchange. When such a customer purchased a Credit Enhancement of 5%, the Company added an additional Credit Enhancement to the customer’s initial Purchase Payment. The Company determined the amount of any additional Credit Enhancement by subtracting the 5% Credit Enhancement from the withdrawal charge amount assessed on the customer’s exchanged annuity contract. The Company required that it be notified when a purchase was made that qualified under this provision. There was no charge for this additional Credit Enhancement above the charge for the Extra Credit Rider at 5%. Any additional Credit Enhancement amount was subject to recapture in the event that the Owner exercised his or her right to return the Contract during the Free-Look period and was subject to a withdrawal charge.
Riders Available for Purchase Only Prior to February 1, 2010 or July 1, 2012 — A number of other riders previously offered with the Contract are no longer available for purchase. Please refer to Appendix B – Riders No Longer Available – Available For Purchase Only Prior To February 1, 2010 and Appendix C – Riders Available For Purchase Only Prior To July 1, 2012 for descriptions of these riders.
Purchase Payments — The minimum initial Purchase Payment for the purchase of a Contract is $1,000. Thereafter, you may choose the amount and frequency of Purchase Payments, except that the minimum subsequent Purchase Payment is $25. The minimum subsequent Purchase Payment if you elect an Automatic Investment Program is $25. The Company may reduce the minimum Purchase Payment requirement under certain circumstances. The Company will not accept without prior Company approval aggregate Purchase Payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. The Company has the right to refuse any Purchase Payment.
The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its Administrative Office in good order. In this regard “good order” means that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. The application form will be provided by the Company. If you submit your application and/or initial Purchase Payment to your registered representative, the Company will not begin processing the application and the initial Purchase Payment until the Company receives them from your representative’s broker-dealer.
Sometimes the Purchase Payment is not preceded by or accompanied by a complete application. The application includes your affirmative consent permitting the Company to hold your initial Purchase Payment beyond five Valuation Dates in its effort to compete your application. If your application is incomplete, and the Company is unable to resolve the problem within five Valuation Dates, the Company will notify you in writing of the reasons for the delay. If you affirmatively revoke the consent given with your application to hold your initial Purchase Payment pending resolution

20

of the problem, we will return your Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
The Company will credit subsequent Purchase Payments as of the end of the Valuation Period in which they are received by the Company at its Administrative Office; however, subsequent Purchase Payments received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, any such Purchase Payment will not be processed until it is in good order. In this regard, “good order” means that the Purchase Payment is preceded or accompanied by sufficient information to properly credit such Purchase Payment. Purchase Payments after the initial Purchase Payment may be made at any time prior to the Annuity Start Date, so long as the Owner is living. Subsequent Purchase Payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent Purchase Payments may be paid under an Automatic Investment Program. The initial Purchase Payment required must be paid before the Company will accept the Automatic Investment Program. If you submit a subsequent Purchase Payment to your registered representative, the Company will not begin processing the Purchase Payment until the Company receives it from your representative’s broker-dealer.
If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner’s account to government regulators. In addition, the Company may be required to block an Owner’s account and thereby refuse to pay any request for transfers, full or partial withdrawals (including systematic withdrawals), or death benefits until instructions are received from the appropriate regulator.
Allocation of Purchase Payments — In an application for a Contract, you select the Subaccounts or the Fixed Account to which Purchase Payments will be allocated. Purchase Payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no Purchase Payment allocation is permitted that would result in less than $25.00 per payment being allocated to any one Subaccount or the Fixed Account. The allocations must be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Account, provided that the Fixed Account is available under your Contract.
You may change the Purchase Payment allocation instructions by submitting a proper written request to the Company’s Administrative Office. A proper change in allocation instructions will be effective upon receipt by the Company at its Administrative Office and will continue in effect until you submit a change in instructions to the Company. You may make changes in your Purchase Payment allocation and changes to an existing Dollar Cost Averaging or Asset Reallocation Option (each, an “Automatic Allocation Program”) by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. Changes in the allocation of future Purchase Payments have no effect on existing Contract Value. You may, however, transfer Contract Value among the Subaccounts and the Fixed Account in the manner described in “Transfers of Contract Value.”
Fund Liquidations. If your allocation instructions include a Subaccount that has become no longer available due to a fund liquidation, upon advance notice to you and unless you otherwise instruct us, we will allocate the applicable portion of any subsequent Purchase Payments to the Invesco V.I. Government Money Market Subaccount, and any automatic allocation instructions for scheduled transfers that include a Subaccount that is no longer available due to a fund liquidation will be terminated. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Subaccount that is no longer available due to fund liquidation), you will need to submit a new form to us. If you request a transfer of Contract Value to a Subaccount that is no longer available due to a fund liquidation, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Closed Subaccounts. We reserve the right to close Subaccounts. If we close a Subaccount (a “Closed Subaccount”), you may be prevented from allocating Purchase Payments or Contract Value to that Subaccount. The table below lists the Closed Subaccounts as of the date of this Prospectus, and the effective date on which the Subaccounts were closed.

21

Closed Subaccounts	Effective Date
Clearbridge Small Cap Growth	June 30, 2014
Fidelity® Advisor International Capital Appreciation	December 31, 2004
Fidelity® Advisor Stock Selector Mid Cap[1]	July 31, 2004
Invesco Small Cap Growth	July 8, 2011
Northern Large Cap Core	January 9, 2015
North Square Oak Ridge Small Cap Growth	April 8,2020
PGIM Jennison Small Company[1]	November 23, 2007
PGIM QMA Small Cap Value	April 29, 2016
Victory RS Partners	March 25, 2011
1 Available only to Contracts purchased prior to Effective Date

In the event that we receive a request on or after the effective date to allocate to any of the Closed Subaccounts, we will handle those transactions as follows:
New Applications. If we receive an application for a Contract with an allocation to a Closed Subaccount, we will consider the application to be incomplete and we will attempt to contact the applicant to get revised instructions. The Company will hold the Purchase Payment in its General Account and may take up to five Valuation Dates to resolve the problem. If the Company is unable to resolve the problem within the five Valuation Dates, the Company will notify the applicant of the reasons for the delay. If the applicant affirmatively revokes the consent given with their application to hold the initial Purchase Payment pending resolution of the problem, we will return the applicant’s Purchase Payment. Otherwise, the Purchase Payment will be applied not later than the second Valuation Date after the Valuation Date the problem is resolved.
Existing Contracts. Except as otherwise provided, if we receive a Purchase Payment for an existing Contract with an allocation to a Closed Subaccount, we will allocate the applicable portion of the payment to the Invesco V.I. Government Money Market Subaccount. If you have automatic allocation instructions designating allocation to a Closed Subaccount pursuant to an Automatic Allocation Program as of the date that a Subaccount is closed, your automatic allocation instructions will be terminated as of the close of business on that date. If you wish to set up a new Dollar Cost Averaging Option or Asset Reallocation Option (without the Closed Subaccount), you will need to submit a new form to our Administrative Office. If you request a transfer of Contract Value to a Closed Subaccount, we will consider your request to not be in good order, and we will not process it. In such cases, we will contact you for further instructions.
Dollar Cost Averaging Option — Prior to the Annuity Start Date, you may dollar cost average your Contract Value by authorizing the Company to make periodic transfers of Contract Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the transfer of Contract Value from one Subaccount to one or more of the other Subaccounts. Amounts transferred under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the transfers are effected. Since the price of a Subaccount’s Accumulation Units will vary, the amounts transferred to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts transferred from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.
A Dollar Cost Averaging form is available upon request. On the form, you must designate whether Contract Value is to be transferred on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the transfers will be made, the desired frequency of the transfers, which may be on a monthly, quarterly semiannual or annual basis, and the length of time during which the transfers shall continue or the total amount to be transferred over time. The minimum amount that may be transferred to any one Subaccount

22

is $25.00. The Company does not require that transfers be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.
After the Company has received a Dollar Cost Averaging request in proper form at its Administrative Office, the Company will transfer Contract Value in the amounts you designate from the Subaccount from which transfers are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each transfer on the date you specify or if no date is specified, on the monthly, quarterly, semiannual or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the Administrative Office of a Dollar Cost Averaging request in proper form. Transfers will be made until the total amount elected has been transferred, or until Contract Value in the Subaccount from which transfers are made has been depleted. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that generally are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate the option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccount from which transfers were being made that has not been transferred will remain in that Subaccount unless you instruct us otherwise. If you wish to continue transferring on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been transferred, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, a new Dollar Cost Averaging form must be completed and sent to the Administrative Office. The Company requires that you wait at least a month (or a quarter if transfers were made on a quarterly basis) before reinstating Dollar Cost Averaging after it has been terminated for any reason. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time. The Company does not currently charge a fee for this option. If you elect the Dollar Cost Averaging Option, you also may elect the Asset Reallocation Option.
If the Fixed Account is available under your Contract, you may also dollar cost average Contract Value to or from the Fixed Account, subject to certain restrictions described under “Transfers and Withdrawals from the Fixed Account.”
Asset Reallocation Option — Prior to the Annuity Start Date, you may authorize the Company to automatically transfer Contract Value on a monthly, quarterly, semiannual or annual basis to maintain a particular percentage allocation among the Subaccounts. The Contract Value allocated to each Subaccount will grow or decline in value at different rates during the selected period, and Asset Reallocation automatically reallocates the Contract Value in the Subaccounts to the allocation you selected on a monthly, quarterly, semiannual or annual basis, as you select. Asset Reallocation is intended to transfer Contract Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you buy low and sell high. This investment method does not guarantee profits, nor does it assure that you will not have losses.
To elect this option an Asset Reallocation request in proper form must be received by the Company at its Administrative Office. An Asset Reallocation form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Contract Value to be allocated to each Subaccount.
Upon receipt of the Asset Reallocation form, the Company will effect a transfer among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will transfer Contract Value to maintain that allocation on each monthly, quarterly, semiannual or annual anniversary, as applicable, of the date of the Company’s receipt of the Asset Reallocation request in proper form. The amounts transferred will be credited at the price of the Subaccount as of the end of the Valuation Date on which the transfer is effected. Amounts periodically transferred under this option are not included in the 14 transfers per Contract Year that are allowed as discussed under “Transfers of Contract Value.”
You may make changes to the option by writing to the Company’s Administrative Office or by telephone provided the proper form is completed, signed, and received at the Company’s Administrative Office. You may instruct the Company at any time to terminate this option by written request to the Company’s Administrative Office. In that event, the Contract Value in the Subaccounts that has not been transferred will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Reallocation after it has been canceled, a new Asset Reallocation form must be completed and sent to the Company’s Administrative Office. The Company may discontinue, modify, or suspend, and reserves the right to charge a fee for the Asset Reallocation

23

Option at any time. The Company does not currently charge a fee for this option. If you elect the Asset Reallocation Option, you also may elect the Dollar Cost Averaging Option.
Contract Value allocated to the Fixed Account may be included in the Asset Reallocation Option, subject to certain restrictions described in “Transfers and Withdrawals from the Fixed Account.”
Transfers of Contract Value — You may transfer Contract Value among the Subaccounts upon proper written request to the Company’s Administrative Office both before and after the Annuity Start Date. You may make transfers (other than transfers pursuant to the Dollar Cost Averaging and Asset Reallocation Options) by telephone if the Electronic Transfer Privilege section of the application or the proper form has been completed, signed and received at the Company’s Administrative Office. The minimum transfer amount is $25, or the amount remaining in a given Subaccount. The minimum transfer amount does not apply to transfers under the Dollar Cost Averaging or Asset Reallocation Options.
The Company generally effects transfers between or from Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the transfer request is received; however, transfer requests received at or after the close of a Valuation Date (normally 3:00 p.m. Central time) will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a transfer request will not be processed until it is in good order. In this regard, “good order” means that the transfer request is preceded or accompanied by sufficient information to properly execute the transfer.
You may also transfer Contract Value to the Fixed Account provided that the Fixed Account is available under your Contract. Transfers from the Fixed Account to the Subaccounts are restricted as described in “The Fixed Account.”
The Company reserves the right to limit the number of transfers to 14 in a Contract Year, although the Company does not limit the frequency of transfers with regard to the Invesco V.I. Government Money Market Subaccount. In addition, transfers are subject to the frequent trading restrictions described below. The Company will limit your transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount(s), and we believe that suspension of your electronic transfer privileges, as discussed below, does not adequately address your transfer activity. The Company does not assess a transfer fee on transfers.
Frequent Transfer Restrictions. The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of an Underlying Fund. These kinds of strategies and transfer activities may disrupt portfolio management of the Underlying Funds in which the Subaccounts invest (such as requiring an Underlying Fund to maintain a high level of cash or causing an Underlying Fund to liquidate investments prematurely to pay withdrawals), hurt Underlying Fund performance, and drive Underlying Fund expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Underlying Funds, the risk exists that the Underlying Funds may suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of an affected Underlying Fund, Owners and Participants with Contract Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.
The Company has in place policies and procedures designed to restrict transfers if we determine that you are engaging in a pattern of transfers that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants with Contract Value allocated to the applicable Subaccount (regardless of the number of previous transfers the Owner or Participant has made during the Contract Year). In making this determination, we monitor transfers among the Subaccounts and the Fixed Account and consider, among other things, the following factors:
•	the total dollar amount being transferred;
•	the number of transfers you made within a period of time;
•	transfers to and from (or from and to) the same Subaccount;

24

•	whether your transfers appear to follow a pattern designed to take advantage of short-term market fluctuations; and
•	whether your transfers appear to be part of a group of transfers made by a third party on behalf of the individual Owners in the group.
If the Company determines that your transfer patterns among the Subaccounts and the Fixed Account are disruptive to the Underlying Funds or potentially disadvantageous to Owners and Participants, the Company may send you a letter notifying you that it is prohibiting you from making telephone transfers or other electronic transfers and instead requiring that you submit transfer requests in writing via regular U.S. mail for a disclosed period that begins on the date of the letter. However, because the Company does not apply this restriction uniformly, there is a risk that some Owners may engage in transfer activity in a manner that is disruptive to the Underlying Funds or potentially disadvantageous to other Owners and Participants, which may have a negative impact on such other Owners and Participants.
In addition, if you make a transfer from any of the Subaccounts listed below, then you may not make a transfer to that same Subaccount for a period of calendar days equal to the amount listed in the table below in the column titled “Transfer Block Restriction.” The Transfer Block Restriction applies only on Subaccount transfer amounts greater than $5,000 with the exception of the T. Rowe Price Subaccounts, which have no dollar threshold. The calendar day after the date of the transfer out of the particular Subaccount is considered day 1 for the purpose of computing the period before a transfer to the same Subaccount may be made. For example, if you transferred money out of the Guggenheim SMid Cap Value Subaccount on April 16, the 30 day restriction begins on April 17, and ended on May 16, which means you could transfer back into the Guggenheim SMid Cap Value Subaccount on May 17. This restriction does not apply to transfers made pursuant to the Dollar Cost Averaging and Asset Reallocation Options.
Subaccount	Transfer Block Restriction (# of Calendar Days)
American Century Diversified Bond, American Century Equity Income, American Century Heritage, American Century International Bond, American Century International Growth, American Century Select, American Century Strategic Allocation: Aggressive, American Century Strategic Allocation: Conservative, American Century Strategic Allocation: Moderate, American Century Ultra®
30 days
AMG Managers Fairpointe Mid Cap	30 days
Baron Asset	90 days
BlackRock® Advantage Small Cap Growth, BlackRock® Equity Dividend, BlackRock® Global Allocation, BlackRock® International Dividend	30 days
BNY Mellon Appreciation, BNY Mellon Opportunistic Midcap Value, BNY Mellon Strategic Value	60 days
Calamos® Growth and Income, Calamos® High Income Opportunities	30 days
Federated Bond	30 days
Fidelity® Advisor Dividend Growth, Fidelity® Advisor Leveraged Company Stock, Fidelity® Advisor New Insights, Fidelity® Advisor Real Estate, Fidelity® Advisor Stock Selector Mid Cap[1], Fidelity® Advisor Value Strategies
60 days

25

Subaccount	Transfer Block Restriction (# of Calendar Days)
Goldman Sachs Emerging Markets Equity, Goldman Sachs Government Income	30 days
Guggenheim Alpha Opportunity, Guggenheim Floating Rate Strategies, Guggenheim High Yield, Guggenheim Large Cap Value, Guggenheim Long Short Equity, Guggenheim Macro Opportunities, Guggenheim Managed Futures Strategy, Guggenheim Multi‑Hedge Strategies, Guggenheim Small Cap Value, Guggenheim SMid Cap Value Guggenheim StylePlus Large Core, Guggenheim StylePlus Mid Growth, Guggenheim Total Return Bond, Guggenheim U.S. Investment Grade Bond, Guggenheim World Equity Income
30 days
Invesco American Franchise, Invesco Comstock, Invesco Energy, Invesco Equity and Income, Invesco Gold & Precious Metals, Invesco Mid Cap Core Equity, Invesco Mid Cap Growth, Invesco Oppenheimer Developing Markets, Invesco Oppenheimer Discovery, Invesco Oppenheimer Discovery, Mid Cap Growth, Invesco Oppenheimer Global, Invesco Oppenheimer Gold & Special Minerals, Invesco Oppenheimer Main Street Mid Cap Invesco Technology, Invesco Value Opportunities
30 days
Invesco V.I. Government Money Market	Unlimited
Ivy Asset Strategy	60 days
Janus Henderson Mid Cap Value, Janus Henderson Overseas	30 days
Janus Henderson U.S. Managed Volatility	90 days
Neuberger Berman Large Cap Value, Neuberger Berman Sustainable Equity	30 days
Northern Global Tactical Asset Allocation, Northern Large Cap Value	60 days
PGIM Jennison 20/20 Focus, PGIM Jennison Mid-Cap Growth, PGIM Jennison Natural Resources, PGIM Jennison Small Company[2]	30 days
PIMCO All Asset, PIMCO CommodityRealReturn Strategy, PIMCO Emerging Markets Bond, PIMCO International Bond (U.S. Dollar-Hedged), PIMCO Low Duration, PIMCO Real Return, PIMCO StocksPLUS® Small Fund, PIMCO Total Return
30 days
Pioneer Strategic Income	30 days
Royce Opportunity, Royce Small-Cap Value	30 days
T. Rowe Price Capital Appreciation, T. Rowe Price Growth Stock, T. Rowe Price Retirement 2010, T. Rowe Price Retirement 2015, T. Rowe Price Retirement 2020, T. Rowe Price Retirement 2025, T. Rowe Price Retirement 2030, T. Rowe Price Retirement 2035, T. Rowe Price Retirement 2040, T. Rowe Price Retirement 2045, T. Rowe Price Retirement 2050, T. Rowe Price Retirement 2055, T. Rowe Price Retirement Balanced
30 days
Victory RS Science and Technology, Victory RS Value	30 days
Virtus Ceredex Mid Cap Value Equity	30 days
Wells Fargo Growth, Wells Fargo Large Cap Core, Wells Fargo Opportunity, Wells Fargo Small Company Value	30 days
1   You may transfer Contract Value to the Fidelity® Advisor Stock Selector Mid Cap Subaccount only if you purchased your Contract prior to July 31, 2004.
2   You may transfer Contract Value to the PGIM Jennison Small Company Subaccount only if you purchased your Contract prior to November 23, 2007.

In addition to the Company’s own frequent transfer procedures, the Underlying Funds may have adopted their own policies and procedures with respect to frequent transfer of their respective shares, and the Company reserves

26

the right to enforce these policies and procedures. The prospectuses for the Underlying Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures the Company has adopted. In particular, some of the Underlying Funds have reserved the right to temporarily or permanently refuse payments or transfer requests from the Company if, in the judgment of the Underlying Fund’s manager, the Underlying Fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected.
 You should be aware that the Company currently may not have the contractual obligation or the operational capacity to apply the Underlying Funds’ frequent transfer policies and procedures. However, under SEC rules, the Company is required to: (1) enter into a written agreement with each Underlying Fund or its principal underwriter that obligates the Company to provide to the Underlying Fund promptly upon request certain information about the trading activity of individual Owners, and (2) execute instructions from the Underlying Fund to restrict or prohibit further purchases or transfers by specific Owners who violate the frequent transfer policies established by the Underlying Fund.
Managers of the Underlying Funds may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful transfer. If the Company reverses a potentially harmful transfer, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original transfer was effected, and the Company will inform the Owner in writing at his or her address of record.
To the extent permitted by applicable law, the Company also reserves the right to reject a transfer request at any time that the Company is unable to purchase or redeem shares of any of the Underlying Funds because of any refusal or restriction on purchases or redemptions of their shares as a result of the Underlying Fund’s policies and procedures on market timing activities or other potentially abusive transfers. The Company also reserves the right to implement, administer, and collect redemption fees imposed by one or more of the Underlying Funds in the future. You should read the prospectuses of the Underlying Funds for more details on their ability to refuse or restrict purchases or redemptions of their shares.
In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large transfers that may adversely affect other Owners, Participants, or Underlying Fund shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). The Company may change its parameters to monitor for factors other than transfer block restrictions. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate transfers made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).
The Company does not include transfers made pursuant to Dollar Cost Averaging and Asset Reallocation Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Underlying Funds that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent transfers.
Contract owners seeking to engage in programmed, frequent, or large transfer activity may deploy a variety of strategies to avoid detection. The Company’s ability to detect and deter such transfer activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company’s ability to restrict or deter harmful transfers. Furthermore, the identification of Owners determined to be engaged in transfer activity that may adversely affect other Owners, Participants, or Underlying Fund shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception, aside from allocations to the Invesco V.I. Government Money Market Subaccount, which does not limit or restrict transfers. Because other insurance companies and/or retirement plans may invest in the Underlying Funds, the Company cannot guarantee that the Underlying Funds will not suffer harm from programmed, frequent, or large transfers among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

27

The Company does not limit or restrict transfers to or from the Invesco V.I. Government Money Market Subaccount. As stated above, market timing and frequent transfer activities may disrupt portfolio management of the Underlying Funds, hurt Underlying Fund performance, and drive Underlying Fund expenses higher.
Because the Company cannot guarantee that it can restrict or deter all harmful transfer activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Underlying Funds and potentially lower Underlying Fund performance and higher Underlying Fund expenses. In addition, there is a risk that the Company will not detect harmful transfer activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful transfer activity. Moreover, due to the Company’s operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Underlying Funds, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.
Contract Value — The Contract Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Account as well as any amount set aside in the Loan Account to secure loans as of any Valuation Date.
On each Valuation Date, the amount of Contract Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See “Determination of Contract Value.” Contract Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Contract Value allocated to the Subaccounts.
Determination of Contract Value — Your Contract Value will vary depending upon several factors, including
•	Investment performance of the Subaccounts to which you have allocated Contract Value,
•	Interest credited to the Fixed Account,
•	Payment of Purchase Payments,
•	The amount of any outstanding Contract Debt,
•	Full and partial withdrawals (including systematic withdrawals), and
•	Charges assessed in connection with the Contract, including charges for any optional riders selected.
The amounts allocated to the Subaccounts will be invested in shares of the corresponding Underlying Funds. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Underlying Fund and any dividends or distributions declared by the Underlying Fund. Any dividends or distributions from any Underlying Fund will be automatically reinvested in shares of the same Underlying Fund, unless the Company, on behalf of the Separate Account, elects otherwise.
Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of an Owner’s interest in a Subaccount. When you allocate Purchase Payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount, including any Credit Enhancements, Bonus Amounts, and Additional Amounts allocated to the particular Subaccount by the price for the Subaccount’s Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.
In addition, other transactions such as loans, full or partial withdrawals (including systematic withdrawals), transfers, and assessment of certain charges against the Contract affect the number of Accumulation Units attributable to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction (subject to any applicable requirements that the transactions be in good order, as described herein). The price of each Subaccount is determined on each Valuation Date as of the close of regular trading on the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.
The number of Accumulation Units credited to a Contract shall not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

28

The price of each Subaccount’s units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Underlying Fund, (2) any dividends or distributions paid by the corresponding Underlying Fund, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, (4) the minimum mortality and expense risk charge under the Contract of 0.75%, and (5) the administration charge under the Contract of 0.15%.
The minimum mortality and expense risk charge of 0.75% and the administration charge of 0.15% are factored into the Accumulation Unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and the charge for any optional riders (other than the Bonus Match Rider) (the “Excess Charge”) on a monthly basis. Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company deducts the Excess Charge only upon reinvestment of the monthly subaccount adjustment and does not assess an Excess Charge upon a full or partial withdrawal from the Contract. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date. See the Statement of Additional Information for a more detailed discussion of how the Excess Charge is deducted.
Cut-Off Times — Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of regular trading on the New York Stock Exchange (the “cut-off time”) to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time, so financial transactions normally must be received prior to that time. Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include loans, transfers, full and partial withdrawals (including systematic withdrawals), death benefit payments, and Purchase Payments.
Full and Partial Withdrawals — An Owner may make a partial withdrawal of Contract Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Contract Value at any time while the Owner is living and before the Annuity Start Date, subject to limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals (other than systematic withdrawals) after the Annuity Start Date are permitted only under Annuity Options 5, 6 and 7 (unless the Owner has elected fixed annuity payments under Option 7). See “Annuity Period” for a discussion of withdrawals after the Annuity Start Date. A full or partial withdrawal request generally will be effective as of the end of the Valuation Period that it is received by the Company at the Administrative Office; however, if the request is received on a Valuation Date at or after the cut-off time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See “Cut-Off Times.” In addition, a withdrawal will not be processed until it is in good order. In this regard, “good order” means that the withdrawal request is accompanied by a properly completed Withdrawal Request form (including the Owner’s signature and the written consent of any effective assignee or irrevocable beneficiary, if applicable).
The proceeds received upon a full withdrawal will be the Contract’s Withdrawal Value. The Withdrawal Value is equal to the Contract Value as of the end of the Valuation Period during which the withdrawal is processed, less any outstanding Contract Debt, any applicable withdrawal charges (if the withdrawal is made from Purchase Payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years), any pro rata account administration charge and any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See “Contingent Deferred Sales Charge,” “Account Administration Charge,” and “Premium Tax Charge.” If the Extra Credit Rider is in effect, Contract Value will also be reduced by any Credit Enhancements that have not yet vested. See the discussion of vesting of Credit Enhancements under “Extra Credit.” The Withdrawal Value during the Annuity Period under Option 7 is the present value of future annuity payments commuted at the assumed interest rate, less any applicable withdrawal charges and any uncollected premium taxes.

29

The Company requires the signature of the Owner on any request for withdrawal. The Company also requires a guarantee of such signature to effect the transfer or exchange of all of the Contract, or any part of the Contract in excess of $25,000, for another investment. The signature guarantee must be provided by an eligible guarantor, such as a bank, broker, credit union, national securities exchange or savings association. Notarization is not an acceptable form of signature guarantee. The Company further requires that any request to transfer or exchange all or part of the Contract for another investment be made upon a transfer form provided by the Company which is available upon request.
A partial withdrawal may be requested for a specified percentage or dollar amount of Contract Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal (including systematic withdrawals) will result in a payment by the Company of the amount specified in the partial withdrawal request, less any applicable withdrawal charge, any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Any withdrawal charges on partial withdrawals (including systematic withdrawals) from Purchase Payments, Bonus Amounts, and/or Additional Amounts that have been held in the Contract for less than seven years will be deducted from the requested payment amount as will any premium tax charge and a percentage of any Credit Enhancements that have not yet vested. Alternatively, you may request that any withdrawal charge, any premium tax charge and a percentage of any unvested Credit Enhancements be deducted from your remaining Contract Value, provided there is sufficient Contract Value available. Upon payment, your Contract Value will be reduced by an amount equal to the payment, or if you requested that any withdrawal charges be deducted from your remaining Contract Value, your Contract Value also will be reduced by the amount of any such withdrawal charge, or premium tax charge and a percentage of any Credit Enhancements that have not yet vested. See “Premium Tax Charge” and “Extra Credit.” No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
If a partial withdrawal (other than a systematic withdrawal) is requested after the first Contract Year that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to terminate the Contract and pay the Contract Value in one sum to the Owner. However, the Company will first notify the Owner that the Contract is subject to termination, and will only terminate the Contract if, after 90 days following the date of the notice, the Owner has not made any Purchase Payments to increase the Withdrawal Value to $2,000. No partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account.
The Company will deduct the amount of a partial withdrawal from the Contract Value in the Subaccounts and the Fixed Account, according to the Owner’s instructions to the Company. If you do not specify the allocation, the Company will deduct the withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 403(b) of the Internal Revenue Code, reference should be made to the terms of the particular Qualified Plan for any limitations or restrictions on withdrawals. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. For more information, see “Restrictions on Withdrawals from Qualified Plans” and “Restrictions under the Texas Optional Retirement Program.” The tax consequences of a withdrawal under the Contract should be carefully considered. See “Federal Tax Matters.”
Systematic Withdrawals — The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Start Date by sending a properly completed Scheduled Systematic Withdrawal form to the Company at its Administrative Office. This option may be elected at any time. An Owner may designate the systematic withdrawal amount as a percentage of Contract Value allocated to the Subaccounts and/or Fixed Account, as a fixed period, as level payments, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a Beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual or annual. The Owner may stop or modify systematic withdrawals upon proper written request received by the Company at its Administrative Office at least 30 days in advance of the requested date of termination or modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

30

Each systematic withdrawal must be at least $100. Upon payment, your Contract Value will be reduced by an amount equal to the payment proceeds plus any applicable withdrawal charge and premium tax. Contract Value will also be reduced by a percentage of any Credit Enhancements that have not yet vested. See “Extra Credit.”
If an Owner is enrolled in the Dollar Cost Averaging or Asset Reallocation Options, the Owner may not elect to receive systematic withdrawals from any Subaccount that is part of the Dollar Cost Averaging or Asset Reallocation Options.
In no event will the amount of a systematic withdrawal exceed the Contract Value less any applicable withdrawal charges, any uncollected premium taxes, any pro rata account administration charge, and any reduction for Credit Enhancements that have not yet vested (the “Withdrawal Value”). The Contract will automatically terminate if a systematic withdrawal causes the Contract’s Withdrawal Value to equal $0.
The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal, including any applicable withdrawal charge, will be allocated to your Contract Value in the Subaccounts and the Fixed Account, as you have directed. If you do not specify the allocation, the Company will deduct the systematic withdrawal in the same proportion that Contract Value is allocated among the Subaccounts and the Fixed Account.
The Company may, at any time, discontinue, modify, suspend or charge a fee for systematic withdrawals. You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59½. See “Restrictions on Withdrawals from Qualified Plans,” “Restrictions under the Texas Optional Retirement Program,” and “Federal Tax Matters.”
Free-Look Right — You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase Payments received during the Free-Look period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you as of the Valuation Date on which the Company receives your Contract Purchase Payments allocated to the Fixed Account (not including any Credit Enhancements if the Extra Credit Rider was in effect). The Company will also refund any Contract Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract, plus any charges deducted from such Contract Value, less any such Contract Value attributable to Credit Enhancements and/or Bonus Amounts. Because the Company will deduct the current value of any Credit Enhancements and/or Bonus Amounts from the amount of Contract Value refunded to you, the Company will bear the investment risk associated with Credit Enhancements and Bonus Amounts during the Free-Look Period.
Some states’ laws require us to refund your Purchase Payments. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund the greater of: (1) Purchase Payments (not including any Credit Enhancement or Bonus Credits); or (2) Contract Value, plus any charges deducted from such Contract Value, less the Contract Value attributable to any Credit Enhancements and/or Bonus Credits.
Death Benefit — You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, and any Joint Annuitant, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.
If any Owner dies prior to the Annuity Start Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner’s death and instructions regarding payment to the Designated Beneficiary.
If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See “Distribution Requirements.” If any Owner is not a natural person, the death benefit proceeds will be calculated upon receipt of due proof of death of the Annuitant prior to the Annuity Start Date and instructions regarding payment. If the death of any Owner occurs on or after the Annuity Start Date, any death benefit will be determined according to the terms of the Annuity Option. See “Annuity Options.”
The death benefit proceeds will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge and any uncollected premium tax. If the age of each Owner was 80 or younger on the Contract Date and an Owner dies prior to the Annuity Start Date while this Contract is in force, the amount of the death benefit will be the greater of:

31

1.
The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts and/or Additional Amounts if the Extra Credit Rider and/or Bonus Match Rider were in effect), less any reductions caused by previous withdrawals, including withdrawal charges, or

2.
The Contract Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company (less any Credit Enhancements applied during the 12 months prior to the date of the Owner’s death).

If any Owner was age 81 or older on the Contract Date, the death benefit will be as set forth in item 2 above.
If you purchased one of the optional riders that provide an enhanced death benefit, your death benefit will be determined in accordance with the terms of the rider. See the discussion of the Guaranteed Growth Death Benefit; Combined Annual Stepped Up and Guaranteed Growth Death Benefit; Enhanced Death Benefit; Combined Enhanced Death Benefit and Annual Stepped Up Death Benefit; Combined Enhanced Death Benefit and Guaranteed Growth Death Benefit; Combined Enhanced Death Benefit, Annual Stepped Up Death Benefit, and Guaranteed Growth Death Benefit; and Total Protection riders in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010, as well as the discussion of the Annual Stepped Up Death Benefit in Appendix C – Riders Available for Purchase Only Prior to July 1, 2012. Your death benefit proceeds under the rider will be the death benefit reduced by any outstanding Contract Debt, any pro rata account administration charge, any uncollected premium tax, and, if the proceeds are based upon Contract Value, any Credit Enhancements applied during the 12 months preceding the Owner’s date of death. No Credit Enhancements will be recaptured from the Death Benefit that are attributable to amounts allocated to the Fixed Account.
The death benefit proceeds will be paid to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Company does not receive at its Administrative Office within six months of the date of the Owner’s death instructions regarding the death benefit payment, the death benefit will be as set forth in item 2 above. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the Beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See “Federal Tax Matters” and “Distribution Requirements” for a discussion of the tax consequences in the event of death.
Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of 3 to 5 years from the Contract’s Annuity Start Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, the Designated Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Designated Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit (without interest) if your Designated Beneficiary steps forward to claim the death benefit with the proper documentation. To prevent such escheatment, it is important that you update your Designated Beneficiary designations, including addresses, if and as they change. Such updates should be communicated in writing, or other approved means at our Administrative Office.
Distribution Requirements — For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.
The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit and any joint-life coverage under an optional living benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of "spouse" under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a tax adviser for more information on this subject.
Please note that any death benefit we may pay that is in excess of Contract Value is subject to our financial strength and claims-paying ability.

32

Death of the Annuitant — If the Annuitant dies prior to the Annuity Start Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant’s death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant after the Annuity Start Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death.
Charges and Deductions

Contingent Deferred Sales Charge — The Company does not deduct sales charges from Purchase Payments before crediting them to your Contract Value. However, except as set forth below, the Company may assess a contingent deferred sales charge (which may also be referred to as a “withdrawal charge”) on a full or partial withdrawal, including systematic withdrawals, depending on how long your Purchase Payments have been held under the Contract. If the Bonus Match Rider is in effect, Purchase Payments include Bonus Amounts and Additional Amounts paid under the rider for purposes of assessing the withdrawal charge. As such, Bonus Amounts and Additional Amounts are subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amounts or Additional Amounts. Purchase Payments do not include Credit Enhancements for the purpose of calculating the withdrawal charge.
The Company will waive the withdrawal charge on withdrawals to the extent that total withdrawals in a Contract Year, including systematic withdrawals, do not exceed the free withdrawal amount. The free withdrawal amount is equal in the first Contract Year, to 10% of Purchase Payments, excluding any Credit Enhancements, made during the year and for any subsequent Contract Year, to 10% of Contract Value as of the first Valuation Date of that Contract Year.
The withdrawal charge applies to the portion of any withdrawal, consisting of Purchase Payments, Bonus Amounts, and/or Additional Amounts that exceeds the free withdrawal amount. For purposes of determining the withdrawal charge, withdrawals are considered to come first from Purchase Payments, then Bonus Amounts, then Additional Amounts in the order they were received and then from earnings. The withdrawal charge does not apply to withdrawals of earnings. Free withdrawal amounts do not reduce Purchase Payments, Bonus Amounts, and Additional Amounts for the purpose of determining future withdrawal charges. Also, under the Guaranteed Minimum Withdrawal Benefit and Total Protection Riders, withdrawals of up to the Annual Withdrawal Amount are not subject to a withdrawal charge but reduce the free withdrawal amount otherwise available in that Contract Year.
The Company will also waive the withdrawal charge for Contracts issued on or after July 1, 2012 if, at the time of withdrawal: (1) the Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65. Effective as of the date of the first withdrawal under the terms of this waiver, no additional Purchase Payments may be made to the Contract. The Company assesses a monthly charge in connection with this waiver feature. This waiver is not optional, and the Company will assess the monthly charge for this waiver on all Contracts issued on or after July 1, 2012 whether or not the Owner exercises the waiver or complies with its terms. This waiver is not available for Contracts issued prior to July 1, 2012. See “Charge for Certain Waivers of the Withdrawal Charge.”
The amount of the charge will depend on how long your Purchase Payments, Bonus Amounts, and/or Additional Amounts have been held under the Contract. Each Purchase Payment, Bonus Amount, or Additional Amount is considered to have a certain “age,” depending on the length of time since the Purchase Payment, Bonus Amount, or Additional Amount was effective. A Purchase Payment, Bonus Amount, or Additional Amount is “age one” in the year beginning on the date the Purchase Payment, Bonus Amount, or Additional Amount is received by the Company and increases in age each year thereafter. The withdrawal charge is calculated according to the following schedule:

33

Purchase Payment, Bonus Amount, or Additional Amount Age (in years)	Withdrawal Charge
1	7%
2	7%*
3	6%
4	5%
5	4%
6	3%
7	2%
8 and over	0%
*If you are a Participant in the Texas Optional Retirement Program, we will instead assess a withdrawal charge of 6.75% in year 2.

The Company will deduct the withdrawal charge from your withdrawal payment, unless you request that the charge be deducted from remaining Contract Value and provided there is sufficient Contract Value available. In no event will the amount of any withdrawal charge, when added to such charge previously assessed against any amount withdrawn from the Contract, exceed 7% of Purchase Payments, Bonus Amounts, and Additional Amounts paid under the Contract. In addition, no withdrawal charge will be imposed upon: (1) payment of death benefit proceeds; or (2) Annuity Options that provide for payments for life, or a period of at least seven years. The Company will assess the withdrawal charge against the Subaccounts and the Fixed Account in the same proportion as the withdrawal proceeds are allocated.
The withdrawal charge is designed to reimburse the Company for costs and other expenses associated with the promotion and sales of the Contract, such as paying sales commissions to broker-dealers. It is expected that actual expenses will be greater than the amount of the withdrawal charge. To the extent that all sales expenses are not recovered from the charge, such expenses may be recovered from other charges, including amounts derived indirectly from the charge for mortality and expense risk.
Charge for Certain Waivers of the Withdrawal Charge — For all Contracts issued on or after July 1, 2012, the Company deducts a monthly charge from Contract Value for providing a waiver of the withdrawal charge in the event: (1) the Contract has been in force for 10 or more Contract Years at the time of withdrawal and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or (2) the Owner has become totally and permanently disabled after the Contract Date and prior to age 65. The amount of the charge is equal to 0.25%, on an annual basis, of your Contract Value. The Company will deduct the monthly charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly charge for the life of the Contract if you elect Annuity Option 5 or 6. The Company will deduct the monthly charge even if the waiver is not being provided.
Mortality and Expense Risk Charge — The Company deducts a charge for mortality and expense risks assumed by the Company under the Contract. The Company deducts a daily minimum charge equal to 0.75%, on an annual basis, of each Subaccount’s average daily net assets. If you are subject to mortality and expense risk charge above the minimum charge, the Company deducts the excess amount from your Contract Value on a monthly basis. The mortality and expense risk charge amount is determined each month by reference to the amount of your Contract Value at the time the charge is deducted, as set forth in the table below.
Contract Value	Annual Mortality and Expense Risk Charge
Less than $25,000	0.90%
$25,000 or more	0.75%

During the Annuity Period, under Annuity Options 5 and 6, the mortality and expense risk charge is calculated and deducted as described above. However, under Annuity Options 1 through 4, 7 and 8, in lieu of the amounts set forth above, the mortality and expense risk charge is 1.25%, on an annual basis, of each Subaccount’s average daily net assets and the charge is deducted daily. The mortality and expense risk charge is intended to compensate the

34

Company for certain mortality and expense risks the Company assumes in offering and administering the Contracts and operating the Subaccounts.
The expense risk is the risk that the Company’s actual expenses in issuing and administering the Contracts and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company’s actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract (i.e., for deaths occurring sooner than the Company’s actuarial tables predict).
The Company may ultimately realize a profit from this charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including distribution expenses. See “Determination of Contract Value” for more information about how the Company deducts the mortality and expense risk charge.
Administration Charge — The Company deducts a daily administration charge equal to an annual rate of 0.15% of each Subaccount’s average daily net assets. The purpose of this charge is to compensate the Company for the expenses associated with administration of the Contract and operation of the Subaccounts.
Account Administration Charge — The Company deducts an account administration charge of $30.00 from Contract Value at each Contract Anniversary. The Company will waive the charge if your Contract Value is $50,000 or more on the date the charge is to be deducted. The Company will deduct a pro rata account administration charge (1) upon a full withdrawal; (2) upon the Annuity Start Date if one of the Annuity Options 1 through 4, 7 or 8 is chosen; and (3) upon payment of a death benefit. This charge is not deducted during the Annuity Period if one of the Annuity Options 1 through 4, 7 or 8 is chosen. The purpose of the charge is to compensate the Company for the expenses associated with administration of the Contract.
Premium Tax Charge — Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner’s state of residence, the Annuitant’s state of residence, and the insurance tax laws and the Company’s status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Start Date or payment of a Purchase Payment. The Company may deduct premium tax upon a full or partial withdrawal (including a systematic withdrawal) if a premium tax has been incurred and is not refundable. Currently, in Maine, South Dakota and Wyoming the Company deducts the premium tax from Purchase Payments applied to a non‑qualified contract. Those amounts are currently 2.00%, 1.25%, and 1.00%, respectively. The Company reserves the right to deduct premium taxes when due or any time thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.
Loan Interest Charge — The Company charges an effective annual interest rate on a loan that will never be greater than an amount equal to 5.75% plus the charge for Certain Waivers of the Withdrawal Charge (if applicable) and the total charges for riders you have selected. The Company also will credit the amount in the Loan Account with an effective annual interest rate equal to 3.0%.
Other Charges — The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See “Tax Status of the Company and the Separate Account” and “Charge for the Company’s Taxes.”
Variations in Charges — The Company may reduce or waive the amount of the contingent deferred sales charge and certain other charges for a Contract where the expenses associated with the sale of the Contract or the administrative and maintenance costs associated with the Contract are reduced for reasons such as the amount of the initial Purchase Payment or projected Purchase Payments or the Contract is sold in connection with a group or sponsored arrangement.

35

Optional Rider Charges — In addition to the charges and deductions discussed above, you may purchase certain optional riders under the Contract. Currently, only the Extra Credit at 4% rider is available for purchase. The Company makes this rider available only at issue.
The Company deducts a monthly charge from Contract Value for any riders elected by the Owner, except the Bonus Match Rider which has an annual charge of $25. For the other riders, the Company generally will deduct the monthly rider charge from Contract Value beginning on the Contract Date and ending on the Annuity Start Date if you elect one of Annuity Options 1 through 4, 7 or 8 and will deduct the monthly rider charge for the life of the Contract if you elect Annuity Option 5 or 6. Thus, the Company may deduct certain rider charges during periods where no benefits are provided or payable. The charge for the Extra Credit Rider, however, is deducted only during the seven-year period beginning on the Contract Date. The amount of each rider charge is equal to a percentage, on an annual basis, of your Contract Value. Each rider and its charge are listed below. Total rider charges cannot exceed 1.55% of Contract Value for riders elected prior to February 1, 2010 (1.00% if you select a 0‑Year Alternate Withdrawal Charge Rider).
As noted in the table, certain riders are no longer available for purchase. For more information on these riders, please see Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010 and Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
Teacher Retirement System of Texas – Limits on Optional Riders — If you are: (1) purchasing the Contract as a tax-sheltered annuity through a salary reduction arrangement; (2) an employee of a school district or an open-enrollment charter school; and (3) a member of the Teacher Retirement System of Texas, you may not select the Extra Credit at 4% rider.
Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
Riders Available For Purchase With The Contract:
4% Extra Credit Rider[3]	0.55%
Riders Available For Purchase ONLY Prior To July 1, 2012:
Annual Stepped Up Death Benefit Rider	0.20%
Waiver of Withdrawal Charge Rider	0.05%
Alternate Withdrawal Charge Rider (0-Year)	0.70%
Alternate Withdrawal Charge Rider (4-Year)[4]	0.55%
Waiver of Withdrawal Charge Rider—15 Years or Disability	0.05%
Riders Available For Purchase ONLY Prior To February 1, 2010:
3% Guaranteed Minimum Income Benefit Rider	0.15%
5% Guaranteed Minimum Income Benefit Rider	0.30%
3% Guaranteed Growth Death Benefit Rider	0.10%
5% Guaranteed Growth Death Benefit Rider	0.20%
6% Guaranteed Growth Death Benefit Rider[1]	0.25%
7% Guaranteed Growth Death Benefit Rider[1]	0.30%
Combined Annual Stepped Up Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.25%
Enhanced Death Benefit Rider	0.25%
Combined Enhanced Death Benefit Rider and Annual Stepped Up Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider and Guaranteed Growth Death Benefit Rider	0.35%
Combined Enhanced Death Benefit Rider, Annual Stepped Up Death Benefit Rider, and Guaranteed Growth Death Benefit Rider	0.40%
Guaranteed Minimum Withdrawal Benefit Rider	0.45%[2]
Total Protection Rider	0.85%[2]

36

Optional Rider Expenses (as a percentage of Contract Value)
Annual Rider Charge
3% Extra Credit Rider[3]	0.40%
5% Extra Credit Rider[3]	0.70%
Waiver of Withdrawal Charge Rider—10 Years or Disability	0.10%
Waiver of Withdrawal Charge Rider—Hardship	0.15%
Waiver of Withdrawal Charge Rider—5 Years and Age 59½	0.20%
Bonus Match Rider	$25[5]
1   Not available to Texas residents.
2   The Company may increase the rider charge for the Guaranteed Minimum Withdrawal Benefit Rider or the Total Protection Rider only if you elect a reset; the Company guarantees the rider charge upon reset will not exceed 1.10% for the Guaranteed Minimum Withdrawal Benefit Rider or 1.45% for the Total Protection Rider on an annual basis. Please see the discussion under “Guaranteed Minimum Withdrawal Benefit” and “Total Protection” in Appendix B – Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010. The current charge for each such rider is used in calculating the maximum rider charge of 1.55% (1.00% if you select a 0-Year Alternate Withdrawal Charge Rider).
3   The Company will deduct the charge for this rider during the seven-year period beginning on the Contract Date.
4   If the 4-Year Alternate Withdrawal Charge Rider was not approved in a state, a 3-Year Alternate Withdrawal Charge Rider was available for a charge of 0.40%. See “Alternate Withdrawal Charge” in Appendix C – Riders Available for Purchase Only Prior to July 1, 2012.
5   The Company will deduct a charge of $25 on each anniversary of the rider’s date of issue; provided that the rider is in effect on that date and your Contract Value is less than $10,000. If you surrender your Contract prior to the Contract Anniversary in any Contract Year, the Company will not deduct any applicable rider charge for that Contract Year. The Company waives the rider charge if Contract Value is $10,000 or more on the date the charge is to be deducted.

Underlying Fund Expenses — Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Underlying Fund. Each Underlying Fund’s net asset value reflects the investment advisory fee and other expenses that are deducted from the assets of the Underlying Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Underlying Fund. As a result, the Owner indirectly bears a pro rata portion of such fees and expenses. The advisory fees and other expenses, if any, which are more fully described in each Underlying Fund’s summary prospectus or prospectus, are not specified or fixed under the terms of the Contract, and may vary from year to year.
Annuity Period

General — You select the Annuity Start Date at the time of application. The Annuity Start Date may not be prior to the third Contract anniversary and may not be deferred beyond the Annuitant’s 95th birthday, although the terms of a Qualified Plan and the laws of certain states may require that you start annuity payments at an earlier age. If you do not select an Annuity Start Date, the Annuity Start Date will be the later of the Annuitant’s 70th birthday or the tenth Contract anniversary. For Contracts issued in Arizona, if no Annuity Start Date is selected, the Annuity Start Date will be the Annuitant’s 95th birthday. If you do not select an Annuity Option, annuity payments will not begin until you make a selection, which may be after the Annuity Start Date. Any applicable death benefit will terminate at the Annuity Start Date without value. See “Selection of an Option.” If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Start Date.
On the Annuity Start Date, the proceeds under the Contract will be applied to provide an annuity under one of the options described below. Each option is available in two forms—either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Account. A combination variable and fixed annuity is also available. Variable annuity payments will fluctuate with the investment performance of the applicable Subaccounts while fixed annuity payments will not. Unless you direct otherwise, proceeds derived from Contract Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Contract Value allocated to the Fixed Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Contract Value in the Subaccounts and the Fixed Account as of the Annuity Start Date, reduced by any applicable

37

premium taxes, any outstanding Contract Debt and, for Annuity Options 1 through 4, 7 and 8, a pro rata account administration charge, if applicable.
The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request. The Company may discontinue the availability of one or more of these options at any time. Annuity payments under Annuity Options 1 through 4, 7 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Annuity Options 1 through 4 and 8, the annuity rates will vary based on the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant’s life expectancy based upon the Annuitant’s age as of the Annuity Start Date and the Annuitant’s gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually for the variable annuity. In the case of Annuity Options 5 and 6 as described below, annuity payments are based upon Contract Value without regard to annuity rates.
Annuity Options 1 through 4 and 8 provide for payments to be made during the lifetime of the Annuitant. Annuity payments under such options cease in the event of the Annuitant’s death, unless the option provides for a guaranteed minimum number of payments, for example a life income with guaranteed payments of 5, 10, 15 or 20 years. The level of annuity payments will be greater for shorter guaranteed periods and less for longer guaranteed periods. Similarly, payments will be greater for life annuities than for joint and survivor annuities, because payments for life annuities are expected to be made for a shorter period.
You may elect to receive annuity payments on a monthly, quarterly, semiannual, or annual basis, although no payments will be made for less than $100. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).
You may designate or change an Annuity Start Date, Annuity Option, or Annuitant, provided proper written notice is received by the Company at its Administrative Office at least 30 days prior to the Annuity Start Date set forth in the Contract. The date selected as the new Annuity Start Date must be at least 30 days after the date written notice requesting a change of Annuity Start Date is received at the Company’s Administrative Office.
Once annuity payments have commenced under Annuity Options 1 through 4 and 8, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Annuity Option 7. Under Annuity Options 5 and 6, an Owner may make full or partial withdrawals of Contract Value (other than systematic withdrawals), subject to any applicable withdrawal charge, premium tax charge, and pro rata account administration charge.
If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Annuity Option 7, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any applicable withdrawal charge and any uncollected premium tax. If the Owner elects a partial withdrawal under Annuity Option 7, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any applicable withdrawal charge and any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units in calculating future variable annuity payments is reduced by the applicable percentage. The tax treatment of partial withdrawals taken after the Annuity Start Date is uncertain. Consult a tax advisor before requesting a withdrawal after the Annuity Start Date. The Owner may not make systematic withdrawals under Annuity Option 7. See “Value of Variable Annuity Payments: Assumed Interest Rate” for more information with regard to how the Company calculates variable annuity payments.
An Owner or Annuitant may transfer Contract Value among the Subaccounts during the Annuity Period, if variable annuity payments have been selected. The Contract specifies annuity tables for Annuity Options 1 through 4, 7 and 8, described below. The tables contain the guaranteed minimum dollar amount (per $1,000 applied) of the first annuity payment for a variable annuity and each annuity payment for a fixed annuity.

38

Annuity Options —
Option 1 — Life Income. Periodic annuity payments will be made during the lifetime of the Annuitant. It is possible under this Option for any Annuitant to receive only one annuity payment if the Annuitant’s death occurred prior to the due date of the second annuity payment, two if death occurred prior to the due date of the third annuity payment, etc. There is no minimum number of payments guaranteed under this option. Payments will cease upon the death of the Annuitant regardless of the number of payments received.
Option 2 — Life Income with Guaranteed Payments of 5, 10, 15 or 20 Years. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant’s death after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider you may apply the Minimum Income Benefit to purchase a (fixed) Life Income Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 3 — Life with Installment or Unit Refund Option. Periodic annuity payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, annuity payments will be continued to the Designated Beneficiary until that number of payments has been made.
Option 4 —
A. Joint and Last Survivor. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of annuity payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed annuity payments, the amount of the annuity payment, and with respect to variable annuity payments, the number of Annuity Units used to determine the annuity payment, is reduced as of the first annuity payment following the Annuitant’s death. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Option 1, there is no minimum number of payments guaranteed under this Option 4A. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
B. Joint and Last Survivor with Guaranteed Payments of 5, 10, 15 or 20 Years. You may also select Option 4 with guaranteed payments. Annuity payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, annuity payments continue to the surviving Annuitant at the same level with the promise that if, at the death of the Annuitants, payments have been made for less than a stated period, which may be five, ten, fifteen or twenty years, as elected by the Owner, annuity payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the last death of the Annuitants after the period certain, no further annuity payments will be made. If you have elected the Guaranteed Minimum Income Benefit Rider, you may apply the Minimum Income Benefit to purchase a fixed Joint and Last Survivor Annuity with a 10-year period certain. The annuity rates under the rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½% in lieu of the rate described above.
Option 5 — Payments For a Specified Period. Periodic annuity payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each annuity payment is determined by dividing Contract Value by the number of annuity payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and pro rata account administration charge from Contract Value if you elect this option.
Option 6 — Payments of a Specified Amount. Periodic annuity payments of the amount elected by the Owner will be made until Contract Value is exhausted, with the guarantee that, if, at the death of all Annuitants, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. The Company will continue to deduct any applicable monthly rider charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and pro rata account administration charge from Contract Value if you elect this option.

39

Option 7 — Period Certain. Periodic annuity payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that annuity payments are calculated on the basis of Annuity Units rather than as a percentage of Contract Value. If the Annuitant dies prior to the end of the period, the remaining payments will be made to the Designated Beneficiary.
Option 8 — Joint and Contingent Survivor Option. Periodic annuity payments will be made during the life of the primary Annuitant. Upon the death of the primary Annuitant, payments will be made to the contingent Annuitant during his or her life. If the contingent Annuitant is not living upon the death of the primary Annuitant, no payments will be made to the contingent Annuitant. It is possible under this Option for only one annuity payment to be made if both Annuitants died prior to the second annuity payment due date, two if both died prior to the third annuity payment due date, etc. As in the case of Options 1 and 4A, there is no minimum number of payments guaranteed under this Option. Payments cease upon the death of the last surviving Annuitant, regardless of the number of payments received.
Value of Variable Annuity Payments: Assumed Interest Rate. The annuity tables in the Contract which are used to calculate variable annuity payments for Annuity Options 1 through 4, 7 and 8 are based on an “assumed interest rate” of 3½%, compounded annually. Variable annuity payments generally increase or decrease from one annuity payment date to the next based upon the performance of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the performance of the Subaccount selected is equal to the assumed interest rate, the annuity payments will remain constant. If the performance of the Subaccounts is greater than the assumed interest rate, the annuity payments will increase and if it is less than the assumed interest rate, the annuity payments will decline. A higher assumed interest rate would mean a higher initial annuity payment but the amount of the annuity payment would increase more slowly in a rising market (or the amount of the annuity payment would decline more rapidly in a declining market). A lower assumption would have the opposite effect.
The Company calculates variable annuity payments under Options 1 through 4, 7 and 8 using Annuity Units. The value of an Annuity Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Annuity Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Annuity Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Underlying Fund; (2) any dividends or distributions paid by the corresponding Underlying Fund; (3) the mortality and expense risk and administration charges; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.
The Company determines the number of Annuity Units used to calculate each variable annuity payment as of the Annuity Start Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 7 and 8 for each $1,000 applied to an Annuity Option. The proceeds under the Contract as of the Annuity Start Date, are divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial annuity payment for a variable annuity and the guaranteed monthly annuity payment for a fixed annuity.
On the Annuity Start Date, the Company divides the initial variable annuity payment by the value as of that date of the Annuity Unit for the applicable Subaccount to determine the number of Annuity Units to be used in calculating subsequent annuity payments. If variable annuity payments are allocated to more than one Subaccount, the number of Annuity Units will be determined by dividing the portion of the initial variable annuity payment allocated to a Subaccount by the value of that Subaccount’s Annuity Unit as of the Annuity Start Date. The initial variable annuity payment is allocated to the Subaccounts in the same proportion as the Contract Value is allocated as of the Annuity Start Date. The number of Annuity Units will remain constant for subsequent annuity payments, unless the Owner transfers Annuity Units among Subaccounts or makes a withdrawal under Option 7.
Subsequent variable annuity payments are calculated by multiplying the number of Annuity Units allocated to a Subaccount by the value of the Annuity Unit as of the date of the annuity payment. If the annuity payment is allocated to more than one Subaccount, the annuity payment is equal to the sum of the payment amount determined for each Subaccount.
Selection of an Option — You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting annuity payments and other matters. For instance, Qualified Plans generally require that annuity payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 72. In addition, under a Qualified Plan, not all Annuity Options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary

40

after your death. Beginning with Owner deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Owner’s death in order to satisfy required minimum distribution rules. Consult a tax advisor before electing an Annuity Option.
The Fixed Account

The Fixed Account is not available in all states. If the Fixed Account is available under your Contract, you may allocate all or a portion of your Purchase Payments and transfer Contract Value to the Fixed Account. Amounts allocated to the Fixed Account become part of the Company’s General Account, which supports the Company’s insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Insurance Department and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Account have not been registered as securities under the Securities Act of 1933 (the “1933 Act”) and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (the “1940 Act”). Accordingly, neither the Fixed Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. This disclosure, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Account. For more information regarding the Fixed Account, see “The Contract.”
Amounts allocated to the Fixed Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over investment of the assets of its General Account. Please note that any amounts the Company guarantees in connection with the Fixed Account are subject to its financial strength and claims-paying ability.
Interest — Contract Value allocated to the Fixed Account earns interest at a fixed rate or rates that are paid by the Company. The Contract Value in the Fixed Account earns interest at an interest rate that is guaranteed to be at least a specified minimum rate (“Guaranteed Rate”). The Guaranteed Rate accrues daily and ranges from an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Fixed Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate (“Current Rate”) that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Contract Value in the Fixed Account may not exceed the Guaranteed Rate.
Contract Value allocated or transferred to the Fixed Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Contract Value is allocated or transferred to the Fixed Account). The Current Rate paid on any such portion of Contract Value allocated or transferred to the Fixed Account will be guaranteed for rolling periods of one or more years (each a “Guarantee Period”). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Contract Value which will earn interest at the Current Rate, if any, declared on the first day of the new Guarantee Period.
Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Contract Value allocated or transferred to the Fixed Account at one point in time may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account at another point in time. For example, amounts allocated to the Fixed Account in June may be credited with a different current rate than amounts allocated to the Fixed Account in July. In addition, if Guarantee Periods of different durations are offered, Contract Value allocated or transferred to the Fixed Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or transferred to the Fixed Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Contract Value in the Fixed Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or transferred to the Fixed Account and the duration of the Guarantee Period. The Company bears the investment risk for the Contract Value

41

allocated to the Fixed Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Account.
For purposes of determining the interest rates to be credited on Contract Value in the Fixed Account, transfers from the Fixed Account pursuant to the Dollar Cost Averaging or Asset Reallocation Options will be deemed to be taken in the following order: (1) from any portion of Contract Value allocated to the Fixed Account for which the Guarantee Period expires during the calendar month in which the withdrawal, loan, or transfer is effected; (2) then in the order beginning with that portion of such Contract Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about transfers and withdrawals from the Fixed Account, see “Transfers and Withdrawals From the Fixed Account.”
If permitted by your Contract, the Company may discontinue accepting Purchase Payments or transfers into the Fixed Account at any time.
Death Benefit — The death benefit under the Contract will be determined in the same fashion for a Contract that has Contract Value allocated to the Fixed Account as for a Contract that has Contract Value allocated to the Subaccounts. See “Death Benefit.”
Contract Charges — Premium taxes and the account administration, optional Rider and withdrawal charges, as well as the charge for Certain Waivers of the Withdrawal Charge, will be the same for Owners who allocate Purchase Payments or transfer Contract Value to the Fixed Account as for those who allocate Purchase Payments or transfer Contract Value to the Subaccounts. For Contract Value that is allocated to the Fixed Account, the charge for Certain Waivers of the Withdrawal Charge and any optional rider charges are deducted from current interest. The charges for mortality and expense risks and the administration charge will not be assessed against the Fixed Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Account. In addition, you will not pay directly or indirectly the investment advisory fees and other operating expenses of the Underlying Funds to the extent Contract Value is allocated to the Fixed Account; however, you also will not participate in the investment experience of the Subaccounts.
Transfers and Withdrawals from the Fixed Account — You may transfer amounts from the Subaccounts to the Fixed Account and from the Fixed Account to the Subaccounts, subject to the following limitations. Transfers from the Fixed Account are allowed only (1) during the calendar month in which the applicable Guarantee Period expires, (2) pursuant to the Dollar Cost Averaging Option, provided that such transfers are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Reallocation Option, provided that, upon receipt of the Asset Reallocation request, Contract Value is allocated among the Fixed Account and the Subaccounts in the percentages selected by the Owner without violating the restrictions on transfers from the Fixed Account set forth in (1) above. Accordingly, if you desire to implement the Asset Reallocation Option, you should do so at a time when Contract Value may be transferred from the Fixed Account to the Subaccounts without violating the restrictions on transfers from the Fixed Account. Once you implement an Asset Reallocation Option, the restrictions on transfers will not apply to transfers made pursuant to the Option.
The minimum amount that you may transfer from the Fixed Account to the Subaccounts is the lesser of (i) $25 or (ii) the amount of Contract Value for which the Guarantee Period expires in the calendar month that the transfer is effected. Transfers of Contract Value pursuant to the Dollar Cost Averaging and Asset Reallocation Options are not currently subject to any minimums. The Company reserves the right to limit the number of transfers permitted each Contract Year to 14 transfers, to suspend transfers and to limit the amount that may be subject to transfers. See “Transfers of Contract Value.”
If Purchase Payments are allocated (except Purchase Payments made pursuant to an Automatic Investment Program), or Contract Value is transferred, to the Fixed Account, any transfers from the Fixed Account in connection with the Dollar Cost Averaging or Asset Reallocation Options will automatically terminate as of the date of such Purchase Payment or transfer. You may reestablish Dollar Cost Averaging or Asset Reallocation by submitting a written request to the Company. However, if for any reason a Dollar Cost Averaging Option is canceled, you may only reestablish the option after the expiration of the next monthly or quarterly anniversary that corresponds to the period selected in establishing the option.
You may also make full or partial withdrawals to the same extent as if you had allocated Contract Value to the Subaccounts. However, no partial withdrawal request will be processed which would result in the withdrawal of

42

Contract Value from the Loan Account. See “Full and Partial Withdrawals” and “Systematic Withdrawals.” In addition, to the same extent as Owners with Contract Value in the Subaccounts, the Owner of a Contract used in connection with a Qualified Plan may obtain a loan if so permitted under the terms of the Qualified Plan. See “Loans.”
Payments from the Fixed Account — Full and partial withdrawals, loans, and transfers from the Fixed Account may be delayed for up to six months after a request in good order is received by the Company at its Administrative Office. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Account.
More About the Contract

Ownership — The Owner is the person named as such in the application or in any later change shown in the Company’s records. While living, the Owner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person such as a trust or corporation referred to herein as “Non‑natural Persons.” See “Federal Tax Matters.”
Designation and Change of Beneficiary — The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner prior to the Annuity Start Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner: the Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner’s estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company’s records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of the Owner prior to the Annuity Start Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of the Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Owner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at its Administrative Office. The change will not be binding on the Company until it is received and recorded at its Administrative Office. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without his or her consent.
Reference should be made to the terms of a particular Qualified Plan and any applicable law for any restrictions or limitations on the designation of a Beneficiary. Some Qualified Plans do not allow the designation of any primary beneficiary other than a spouse unless the spouse consents to such a designation and the consent is witnessed by a plan representative or a notary public. Not all Annuity Options will satisfy required minimum distribution rules for every Beneficiary.
Dividends — The Contract does not share in the surplus earnings of the Company, and no dividends will be paid.
Payments from the Separate Account — The Company generally will pay any full or partial withdrawal (including a systematic withdrawal) or death benefit proceeds from Contract Value allocated to the Subaccounts, within seven days after a proper request is received at the Company’s Administrative Office. However, the Company can postpone such a payment from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:
•	During which the New York Stock Exchange is closed other than customary weekend and holiday closings,
•	During which trading on the New York Stock Exchange is restricted as determined by the SEC,
•
During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

•	For such other periods as the SEC may by order permit for the protection of investors.

43

The Company reserves the right to delay payments of any full or partial withdrawal until all of your Purchase Payment checks have been honored by your bank.
If, pursuant to SEC rules, the Invesco V.I. Government Money Market suspends payment of redemption proceeds, we will delay payment of any transfer, full or partial withdrawal, or death benefit from the Invesco V.I. Government Money Market Subaccount until the Fund is liquidated.
Proof of Age and Survival — The Company may require proof of age or survival of any person on whose life annuity payments depend.
Misstatements — If you misstate the age or sex of an Annuitant or age of the Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Contract Value would have provided for the correct age or sex (unless unisex rates apply).
Cyber Security and Certain Business Continuity Risks  — Our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, so that our business is potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service attacks on websites and other operational disruption and unauthorized release of confidential customer information. Cyber security risks may also impact the issuers of securities in which the Underlying Funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the Underlying Funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.
Cyber-attacks and other disruptive events, including, but not limited to, natural disasters and public health crises (like COVID-19), that affect us, the Underlying Funds, intermediaries and other affiliated or third-party service providers may adversely impact our ability to conduct business, including if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event, and these disruptions may also impact your Contract Value . For instance, such disruptions may interfere with our processing of C ontract transactions, including the processing of orders from our website or with the Underlying Funds, impact our ability to calculate Accumulation Unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  In the event of such a disruption, although our employees and the employees of our third-party service providers are able to work remotely, those remote work arrangements may result in our business operations being less efficient than under normal circumstances and could lead to delays in processing Contract transactions, including the processing of orders from Owners.

Loans — If you own a Contract issued in connection with a retirement plan that is qualified under Section 403(b) of the Internal Revenue Code, you may be able to borrow money under your Contract using the Contract Value as the only security for the loan. You may obtain a loan by submitting a proper written request to the Company. A loan must be taken and repaid prior to the Annuity Start Date. Whether you can borrow money will depend on the terms of your Employer’s 403(b) plan or program. If you are permitted, you may obtain a loan by submitting a proper written request to the Company. The minimum loan that may be taken is $1,000. The maximum amount of all loans on all contracts combined is generally equal to the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Values or $10,000, whichever is greater (the $10,000 limit is not available for Contracts issued under a 403(b) Plan subject to the Employee Retirement Income Security Act of 1974 (“ERISA”)). For loans issued under plans that are subject to ERISA, the maximum amount of all loans is the lesser of: (1) $50,000 reduced by the excess of: (a) the highest outstanding loan balance within the preceding 12‑month period ending on the day before the date the loan is made; over (b) the outstanding loan balance on the date the loan is made; or (2) 50% of the Contract Value. In any case, the maximum loan balance outstanding at any time may not exceed 80% of Contract Value. Two new loans are permitted each Contract Year but only one loan can be outstanding at any time. The Internal Revenue Code requires aggregation of all loans made to an individual employee under a single employer plan. However, since the Company

44

may have no information concerning outstanding loans with other providers, we may only be able to use information available under annuity contracts issued by us, and you will be responsible for determining your loan limits considering loans from other providers. If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that loans you request comply with applicable tax requirements and to decline requests that are not in compliance. Reference should be made to the terms of your particular Employer’s Plan or program for any additional loan restrictions.
When an eligible Owner takes a loan, Contract Value in an amount equal to the loan amount is transferred from the Subaccounts and/or the Fixed Account into an account called the “Loan Account,” which is an account within the Fixed Account. Amounts allocated to the Loan Account earn an annual effective rate of interest equal to 3.0%.
Interest will be charged for the loan and will accrue on the loan balance from the effective date of any loan. The loan interest rate will be as declared from time to time by the Company but will never be greater than an amount equal to 5.75% plus the 0.25% charge for Certain Waivers of the Withdrawal Charge (if applicable) and the total charges for riders you have selected. For example, if you select the Extra Credit at 4% Rider with an annual charge of 0.55%, the loan interest rate is guaranteed not to exceed 6.55% (5.75% + 0.25% + 0.55%). Because the Contract Value maintained in the Loan Account (which will earn 3.0% on an annual basis) will always be equal in amount to the outstanding loan balance, the net cost of a loan is the interest rate charged by the Company less the interest rate credited. Thus, the highest net cost of a loan you may be charged is 2.75%, plus the 0.25% charge for Certain Waivers of the Withdrawal Charge (if applicable) and the amount of any applicable rider charges. We are not responsible for determining whether this interest rate is “reasonable” as required by ERISA for loans under ERISA-covered 403(b) plans.
Loans must be repaid within five years, unless the loan is used to acquire your principal residence, in which case the loan must be repaid within 30 years. In either event, your loan must be repaid prior to the Annuity Start Date. You must make loan repayments on at least a quarterly basis, and you may prepay your loan at any time. All loan payments must be repaid through automatic bank draft. Upon receipt of a loan payment, the Company will transfer Contract Value from the Loan Account to the Fixed Account and/or the Subaccounts according to your current instructions with respect to Purchase Payments in an amount equal to the amount by which the payment reduces the amount of the loan outstanding.
If you do not make any required loan payment by the end of the calendar quarter following the calendar quarter in which the missed payment was due, the TOTAL OUTSTANDING LOAN BALANCE will be deemed to be in default for tax reporting purposes. The total outstanding loan balance, which includes accrued interest, will be reported as income to the Internal Revenue Service (“IRS”) on form 1099‑R for the year in which the default occurred. The Company may agree to extend these deadlines for late payments within any limits imposed by IRS regulations. This deemed distribution may be subject to a 10% penalty tax, which is imposed upon distributions prior to the Owner attaining age 59½. Once a loan has defaulted, regularly scheduled loan payments will not be accepted by the Company. No new loans will be allowed while a loan is in default. Interest will continue to accrue on a loan in default. Contract Value equal to the amount of the accrued interest may be transferred to the Loan Account. If a loan continues to be in default, the total outstanding balance may be deducted from Contract Value on or after the Contractowner attains age 59½. The Contract will terminate automatically if the outstanding loan balance of a loan in default equals or exceeds the Withdrawal Value. Contract Value will be used to repay the loan and any applicable withdrawal charges. Because of the adverse tax consequences associated with defaulting on a loan, you should carefully consider your ability to repay the loan and should consult with a tax advisor before requesting a loan.
While the amount to secure the loan is held in the Loan Account, you forego the investment experience of the Subaccounts and the Current Rate of interest on the Fixed Account. Outstanding Contract Debt will reduce the amount of proceeds paid upon full withdrawal, upon payment of the death benefit, and upon annuitization. In addition, no partial withdrawal will be processed which would result in the withdrawal of Contract Value from the Loan Account. If a Guaranteed Growth Death Benefit Rider or Guaranteed Minimum Income Benefit Rider is in effect, amounts allocated to the Loan Account will earn the minimum rate of interest guaranteed under the Fixed Account for the purpose of calculating the benefit under any such Rider. Until the loan is repaid, the Company reserves the right to restrict any transfer of the Contract which would otherwise qualify as a transfer permitted in the Code.
In the event that you elect to exchange your Contract for a contract of another company, you will need to either pay off your loan prior to the exchange or incur tax consequences in that you will be deemed to have received a taxable distribution in the amount of the outstanding loan balance.
You should consult with your tax adviser on the effect of a loan.

45

Loans are not available in certain states pending department of insurance approval. If loans are later approved by the insurance department of a state, the Company intends to make loans available to all Owners of 403(b) contracts in that state at that time, but there can be no assurance that loans will be approved. Prospective Owners should contact their agent concerning availability of loans in their state.
Restrictions on Withdrawals from Qualified Plans — Generally, a Qualified Plan may not provide for the distribution or withdrawal of amounts accumulated under the Plan until after a fixed number of years, the attainment of a stated age or upon the occurrence of a specific event such as hardship, disability, retirement, death or termination of employment. Therefore, if you own a Contract purchased in connection with a Qualified Plan, you may not be entitled to make a full or partial withdrawal (including systematic withdrawals), as described in this Prospectus, unless one of the above-described conditions has been satisfied. For this reason, you should refer to the terms of your particular Qualified Plan, the Internal Revenue Code and other applicable law for any limitation or restriction on distributions and withdrawals, including the 10% penalty tax that may be imposed in the event of a distribution from a Qualified Plan before the participant reaches age 59½. See the discussion under “Tax Penalties.”
Section 403(b) imposes restrictions on certain distributions from tax-sheltered annuity contracts meeting the requirements of Section 403(b). Section 403(b) requires that distributions from Section 403(b) tax-sheltered annuities that are attributable to employee contributions made after December 31, 1988 under a salary reduction agreement begin only after the employee (i) reaches age 59½, (ii) has a severance from employment, (iii) dies, (iv) becomes disabled, or (v) incurs a hardship. Furthermore, distributions of gains attributable to such contributions accrued after December 31, 1988 may not be made on account of hardship. Hardship, for this purpose, is generally defined as an immediate and heavy financial need, such as paying for medical expenses, the purchase of a residence, paying certain tuition expenses, paying for funeral expenses, paying for casualty losses on your principal residence, or paying amounts needed to avoid eviction or foreclosure that may only be met by the distribution. You should also be aware that Internal Revenue Service regulations do not allow you to make any contributions to your 403(b) annuity contract for a period of six months after a hardship withdrawal.
If you own a Contract purchased as a tax-sheltered Section 403(b) annuity contract, you will not, therefore, be entitled to make a full or partial withdrawal, as described in this Prospectus, in order to receive proceeds from the Contract attributable to contributions under a salary reduction agreement or any gains credited to such Contract after December 31, 1988 unless one of the above-described conditions has been satisfied. In the case of transfers of amounts accumulated in a different Section 403(b) contract to this Contract under a Section 403(b) program, the withdrawal constraints described above would not apply to the amount transferred to the Contract designated as attributable to the Owner’s December 31, 1988 account balance under the old contract, provided the amounts transferred between contracts qualified as a tax-free exchange under the Internal Revenue Code. An Owner of a Contract may be able to transfer the Contract’s Withdrawal Value to certain other investment alternatives meeting the requirements of Section 403(b) that are available under an employer’s Section 403(b) arrangement.
Your particular Qualified Plan or 403(b) plan or program may have additional restrictions on distributions that may also be followed for your Contract. The distribution or withdrawal of amounts under a Contract purchased in connection with a Qualified Plan may result in the receipt of taxable income to the Owner or Annuitant and in some instances may also result in a penalty tax. Therefore, you should carefully consider the tax consequences of a distribution or withdrawal under a Contract and you should consult a competent tax adviser. See “Federal Tax Matters.”
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer such payments you request until all information required under the tax law has been received. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Restrictions under the Texas Optional Retirement Program — If you are a Participant in the Texas Optional Retirement Program, your Contract is subject to restrictions required under the Texas Government Code. In accordance with those restrictions, you will not be permitted to make withdrawals prior to your retirement, death or termination of employment in a Texas public institution of higher education and may not receive a loan from your

46

Contract. In addition, we may assess a different withdrawal charge on Contracts issued to Participants in the Texas Optional Retirement Program. See “Contingent Deferred Sales Charge.”
Federal Tax Matters

Introduction — The Contract described in this Prospectus is designed for use by individuals in retirement plans which are Qualified Plans under the provisions of the Internal Revenue Code (“Code”). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company’s understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”) as of the date of this prospectus, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of annuity payments under a Contract or any other transaction involving a Contract. The Company does not make any guarantee regarding the tax status of, or tax consequences arising from, any Contract or any transaction involving the Contract.
Tax Status of the Company and the Separate Account —
General. The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.
Charge for the Company’s Taxes. A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company’s federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company’s tax status.
Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.
Optional Benefit Riders. It is possible that the Internal Revenue Service may take the position that fees deducted for certain optional benefit riders are deemed to be taxable distributions to you. In particular, the Internal Revenue Service may treat fees deducted for the optional benefits as taxable withdrawals, which might also be subject to a tax penalty if withdrawn prior to age 59½. Although we do not believe that the fees associated or any optional benefit provided under the Contract should be treated as taxable withdrawals, you should consult your tax advisor prior to selecting any optional benefit under the Contract.
Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.
Qualified Plans — The Contract may be used with Qualified Plans that meet the requirements of Section 402A, 403(b), 408 or 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity

47

options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.
The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or, for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules subject the Owner or Annuitant   to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their Beneficiaries. These requirements may not be incorporated into the Company’s Contract administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law.
The following are brief descriptions of the various types of Qualified Plans and the use of the Contract therewith:
Section 403(b). Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts, and, subject to certain limitations, to exclude the amount of Purchase Payments from gross income for tax purposes. The Contract may be purchased in connection with a Section 403(b) annuity plan.
Section 403(b) annuities must generally be provided under a plan which meets certain minimum participation, coverage, and nondiscrimination requirements. Each employee’s interest in a retirement plan qualified under Code Section 403(b) must generally be distributed or begin to be distributed not later than April 1 of the calendar year following the later of the calendar year in which the employee reaches age 72 (70½ if the employee reached age 70½ before January 1, 2020 ) or retires (“required beginning date”). Periodic distributions must not extend beyond the life of the employee or the lives of the employee and a designated beneficiary (or over a period extending beyond the life expectancy of the employee or the joint life expectancy of the employee and a designated beneficiary).
If an employee dies before reaching his or her required beginning date, the employee’s entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the employee’s death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the employee’s surviving spouse, distributions may be delayed until the employee would have reached age 72 (70½ if the employee reached age 70½ before January 1, 2020) . Please not that for employees who die on or after January 1, 2020, most non-spouse Beneficiaries will no longer be able to satisfy these rules by “stretching” payouts over their lifetimes. Instead, those Beneficiaries will have to take their post-death distributions within ten years. Certain exceptions apply to “eligible designated beneficiaries,” which include disabled and chronically ill individuals, individuals who are not more than ten years younger than the deceased individual, and children who have not reached the age of majority. Not all Annuity Options will satisfy minimum distributions rules for every designated beneficiary. Employees and Beneficiaries should consult a tax advisor if they may be affected by these changes.
If an employee dies after reaching his or her required beginning date, the employee’s interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the employee’s death.
A Section 403(b) annuity contract may be purchased with employer contributions, employee contributions or a combination of both. An employee’s rights under a Section 403(b) contract attributable to employee contributions must be nonforfeitable. The contribution limit is similar to the limits on contributions to qualified retirement plans and depends upon, among other things, whether the annuity contract is purchased with employer or employee contributions.
Amounts used to purchase Section 403(b) annuities generally are excludable from the taxable income of the employee. As a result, all distributions from such annuities are normally taxable in full as ordinary income to the employee. However, employee salary reduction contributions can be made to certain 403(b) annuities on an after-tax basis. See Roth 403(b) below.
A Section 403(b) annuity contract must prohibit the distribution of employee contributions (including earnings thereon) until the employee: (i) attains age 59½; (ii) has a severance from employment; (iii) dies; (iv) becomes disabled; or (v) incurs a financial hardship (earnings may not be distributed in the event of hardship). Additional restrictions may be imposed by a particular 403(b) Plan or program.
Distributions from a Section 403(b) annuity contract may be eligible for a tax-free rollover to another eligible retirement plan, including an individual retirement account or annuity (IRA). See “Rollovers.”

48

If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. By requesting a surrender or transfer, you consent to the sharing of confidential information about you, the Contract, and transactions under the Contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.
Roth 403(b). Employees eligible to make elective salary reduction contributions to a 403(b) annuity contract may designate their elective contributions as “Roth contributions” under Code Section 402A, if the employer agrees to treat the contributions as Roth contributions under the employer’s 403(b) plan. Roth contributions may be made to the Contract.
Unlike regular or “traditional” 403(b) contributions, which are made on a pre‑tax basis, Roth contributions are made after-tax and must be reported by the employer as currently taxable income of the employee. The employee must specifically designate the contributions as Roth contributions at the time they are made. Roth contributions are always full vested.
Although Roth contributions are made on an after-tax basis, if they are held in the Contract until certain conditions are met, a contract distribution may be a “qualifying distribution” and the income that is earned on the contributions will never be subject to federal income taxes. If a distribution is not qualifying, the income earned on the Roth contributions is subject to federal income taxes when distributed.
Roth contributions may be made up to the same elective contribution limits that apply to a traditional 403(b) contract. If the employee makes elective contribution to both types of contracts, the one contribution limit will apply to the total of all contributions, both Roth and traditional. Other types of employer contributions, such as matching contributions or non-elective contributions, cannot be made to a Roth contract or account, although they may be made to other accounts in the plan or program.
Roth contributions are held in a separate Roth account in the Contract and separate records are kept for earnings in the Roth account. Although amounts in a Roth account are subject to the same distribution restrictions, loan limits, and required minimum distribution rules as traditional 403(b) contributions (including lifetime required minimum distributions), the Company may impose special rules on distributions from Roth accounts and may restrict or forbid loans from Roth accounts.
If your Contract was issued pursuant to a 403(b) plan, we generally are required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. See “Section 403(b).”
Distributions from a Roth 403(b) qualified account may be eligible for a tax-free rollover to another eligible retirement plan, including a Roth IRA. See “Rollovers.”
Section 408. Traditional Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities (“traditional IRAs”). The Contract may be purchased as a traditional IRA. The IRAs described in this section are called “traditional IRAs” to distinguish them from “Roth IRAs,” which are described below.
IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non‑deductible basis. IRAs may not be transferred, sold, assigned, discounted or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2020).
Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $1,000 for each tax year. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual’s adjusted gross income for the year ($104,000 to $124,000 for a married couple filing a joint return and $65,000 to $75,000 for a single tax-payer in 2020). If the individual’s spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $196,000 and $206,000 (for 2020). Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

49

Sale of the Contract for use with traditional IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement that accompanies this Prospectus.
In general, traditional IRAs are subject to minimum distribution requirements similar to those applicable to retirement plans qualified under Section 403(b) of the Code; however, the required beginning date for traditional IRAs is generally the date that the contract owner reaches age 72   (70½ for contract owners who reached age 70½ before January 1, 2020) —the contract owner’s retirement date, if any, will not affect his or her required beginning date. See “Section 403(b).” Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual’s income is the amount of the distribution that bears the same ratio as the individual’s nondeductible contributions bears to the expected return under the IRA.
Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to any kind of eligible retirement plan, including another traditional IRA. A distribution of non‑deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA. See “Rollovers.”
The IRS has not reviewed the Contract for qualification of an IRA, and has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.
Section 408A. Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $124,000 to $139,000 in adjusted gross income for 2020 ($196,000 to $206,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA. Distributions from Roth 403(b) plans can be rolled over to a Roth IRA regardless of income.
Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from other retirement plans are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. However, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before 59½ (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made. Rollovers of Roth contributions were already taxed when made and are not generally subject to tax when rolled over to a Roth IRA. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner’s lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner’s death must begin to be distributed by the end of the first calendar year after death, and made in amounts that satisfy IRS required minimum distribution regulations. Beginning with deaths occurring on or after January 1, 2020, subject to certain exceptions, most non-spouse beneficiaries must complete distributions within ten years of the Contract Owner’s death.
Rollovers. A “rollover” is the tax-free transfer of a distribution from one “eligible retirement plan” to another. Distributions which are rolled over are not included in the employee’s gross income until some future time.
If any portion of the balance to the credit of an employee in a Section 403(b) or other eligible retirement plan (other than Roth sources) is paid to the employee in an “eligible rollover distribution” and the payee transfers any portion of the amount received to an eligible retirement plan, then the amount so transferred is not includable in income. Also, pre-tax distributions from an IRA may be rolled over to another kind of eligible retirement plan. An “eligible rollover distribution” generally means any distribution that is not one of a series of periodic payments made for the life of the distributee or for a specified period of at least ten years. In addition, a required minimum distribution, death distributions (except to a surviving spouse) and certain corrective distributions, will not qualify as an eligible rollover distribution. A rollover must be made directly between plans or indirectly within 60 days after receipt of the distribution.

50

For an employee (or employee's spouse or former spouse as beneficiary or alternate payee), an “eligible retirement plan” will be a Section 403(b) plan, a qualified retirement plan, a traditional individual retirement account or annuity described in Code Section 408. For a non-spouse beneficiary, an “eligible retirement plan” is an IRA established by the direct rollover.
For a Roth 403(b) account, a rollover, including a direct rollover, can only be made to a Roth IRA or to the same kind of account in another plan (such as a Roth 403(b) to a Roth 403(b), but not a Roth 403(b) to a Roth 401(k)). Anyone attempting to rollover Roth 403(b) contributions should seek competent tax advice. Additionally, a rollover for a Roth IRA can only be made to another Roth IRA.
A Section 403(b) plan must provide a participant receiving an eligible rollover distribution, the option to have the distribution transferred directly to another eligible retirement plan.
Only one indirect rollover may be made from an IRA, including traditional IRAs, Roth IRAs, SIMPLE-IRAs and SEP-IRAs, to another IRA in a 12 month period. The 12 month period begins on the date the IRA distribution is received. If a second indirect rollover is made during the 12 month period, the transaction may have adverse tax consequences. This rollover limitation does not apply to direct rollovers or a rollover between a retirement plan and an IRA.
Tax Penalties. Premature Distribution Tax. Distributions from a 403(b) plan or IRA before the participant reaches age 59½ are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the employee; (ii) attributable to the employee’s disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary and (except for IRAs) which begin after the employee terminates employment; (iv) made to an employee after termination of employment after reaching age 55; (v) made to pay for certain medical expenses; (vi) that are exempt withdrawals of an excess contribution; (vii) that are rolled over or transferred in accordance with Code requirements; (viii) made as a qualified reservist distribution; or (ix) that are transferred pursuant to a decree of divorce or separate maintenance or written instrument incident to such a decree; or (x) made in connection with the birth or adoption of a child, in limited circumstances.
The exception to the 10% penalty tax described in item (iv) above is not applicable to IRAs. However, distributions from an IRA to unemployed individuals can be made without application of the 10% penalty tax to pay health insurance premiums in certain cases. There are two additional exceptions to the 10% penalty tax on withdrawals from IRAs before age 59½: withdrawals made to pay “qualified” higher education expenses and withdrawals made to pay certain “eligible first-time home buyer expenses.”
Minimum Distribution Tax. If the amount distributed from a Qualified Contract is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed. The value of any enhanced death benefits or other optional contract provisions such as the Guaranteed Minimum Income Benefit may need to be taken into account when calculating the minimum required distribution. Consult a tax advisor.
Withholding. Periodic distributions (e.g., annuities and installment payments) from a Qualified Contract that will last for a period of ten or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.
Eligible rollover distributions (e.g., lump sums and annuities or installment payments of less than ten years) from a Qualified Plan (other than IRAs) are generally subject to mandatory 20% income tax withholding. However, no withholding is imposed if the distribution is transferred directly to another eligible retirement plan. Nonperiodic distributions from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.
The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.
Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those

51

payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment and, if you apply only part of the value of the Contract to a payment option, we will treat those payments as withdrawals for tax purposes.
Other Tax Considerations —
Federal Estate, Gift, and Generation-Skipping Transfer Tax. While no attempt is being made to discuss in detail the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.
Under certain circumstances, the Code may impose a “generation skipping transfer tax” (“GST”) when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require the Company to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.
The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.
Annuity Purchases by Nonresident Aliens and Foreign Corporations. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional withholding may occur with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.
Foreign Tax Credits. We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.
Medicare Tax. Distributions from non-qualified annuity contracts are considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.
Annuity Purchases by Residents of Puerto Rico. The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.
Possible Tax Law Changes. From time to time, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change). Consult a tax adviser with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion to be tax advice.
Other Information

Voting of Underlying Fund Shares — The Company is the legal owner of the shares of the Underlying Funds held by the Subaccounts. The Company will exercise voting rights attributable to the shares of each Underlying Fund held in the Subaccounts at any regular and special meetings of the shareholders of the Underlying Funds on matters requiring shareholder voting. In accordance with its view of presently applicable law, the Company will exercise its voting rights based on instructions received from persons having beneficial interest in corresponding

52

Subaccounts. However, if the 1940 Act or any regulations thereunder should be amended, or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote the shares of the Underlying Funds in its own right, it may elect to do so.
The person having the voting interest under a Contract is the Owner. Unless otherwise required by applicable law, the number of shares of a particular Underlying Fund as to which voting instructions may be given to the Company is determined by dividing your Contract Value in the corresponding Subaccount on a particular date by the net asset value per share of the Underlying Fund as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Underlying Fund for determining shareholders eligible to vote at the meeting of the Underlying Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Underlying Funds. Voting instructions may be cast in person or by proxy.
It is important that each Owner provide voting instructions to the Company because we vote all Underlying Fund shares proportionately in accordance with instructions received from Owners. This means that the Company will vote shares for which no timely voting instructions are received in the same proportion as those shares for which we do receive voting instructions. As a result, a small number of Owners may control the outcome of a vote. We will also exercise the voting rights from assets in each Subaccount that are not otherwise attributable to Owners, if any, in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.
Changes to Investments — The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. In addition, the Company reserves the right to substitute shares of any or all of the Underlying Funds in accordance with applicable law. For instance, the Company may seek to substitute shares of Underlying Funds should they no longer be available for investment, or if the Company’s management believes further investment in shares of any Underlying Fund should become inappropriate in view of the purposes of the Contract. The Company may substitute shares of an Underlying Fund with the shares of another Underlying Fund or the shares of a fund not currently offered under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners. The Company further reserves the right to close any Subaccount to future allocations.
The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Underlying Fund or in shares of another investment company, a series thereof, or other suitable investment vehicle. The Company may establish new Subaccounts in its sole discretion, and will determine whether to make any new Subaccount available to existing Owners. The Company may also eliminate or combine one or more Subaccounts to all or only certain classes of Owners if, in its sole discretion, marketing, tax, or investment conditions so warrant.
Subject to compliance with applicable law, the Company may transfer assets to the General Account. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount.
In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contracts, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under the 1940 Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.
Changes to Comply with Law and Amendments — The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contracts to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including

53

but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.
Reports to Owners — The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Contract Value as of the end of each year. In addition, the statement will indicate the allocation of Contract Value among the Fixed Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon Purchase Payments, transfers, loans, loan repayments, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis rather than at the time they occur. These transactions include purchases under an Automatic Investment Program, transfers under the Dollar Cost Averaging and Asset Reallocation Options, systematic withdrawals and annuity payments.
You will also receive annual and semiannual reports containing financial statements for those Underlying Funds corresponding to the Subaccounts to which you have allocated your Contract Value. Such reports will include a list of the portfolio securities of the Underlying Fund, as required by the 1940 Act, and/or such other reports as may be required by federal securities laws.
Electronic Privileges — If the Electronic Privileges section of the application or the proper form has been completed, signed, and received at the Company’s Administrative Office, you may (1) request a transfer of Contract Value and make changes in your Purchase Payment allocation and to an existing Dollar Cost Averaging or Asset Reallocation Option by telephone; (2) request a transfer of Contract Value electronically via facsimile; and (3) request transfer of Contract Value through the Company’s Internet web site. If you elect Electronic Privileges, you automatically authorize your financial representative to make transfers of Contract Value and changes in your Purchase Payment allocation or Dollar Cost Averaging or Asset Reallocation Option, on your behalf.
Any telephone or electronic device, whether it is the Company’s, yours, your service provider’s, or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company’s processing of your transfer request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Administrative Office.
The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions provided it complies with its procedures. The Company’s procedures require that any person requesting a transfer by telephone provide the account number and the Owner’s tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone transfer request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request transfers by telephone and would have to submit written requests.
By signing the application, you authorize the Company to accept and act upon telephonic instructions for transfers involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, any of its affiliates, nor any Underlying Fund, will be liable for any loss, damages, cost, or expense (including attorneys’ fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone transfer privilege. The Company may discontinue, modify, or suspend the telephone transfer privilege at any time.
State Variations — This Prospectus and the Statement of Additional Information describe all material terms and features of the Contract. Certain non-material provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders may not be available, because of legal restrictions in your state. Your registered representative can provide specific information that may be applicable to your state. If you would like to review a copy of your contract and its riders, if any, contact the Company’s Administrative Office.
Legal Proceedings — The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any

54

litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or SDL is a party that are reasonably likely to materially affect the Separate Account or the Company’s ability to meet its obligations under the Contract, or SDL’s ability to perform its contract with the Separate Account.
Sale of the Contract — The Company currently offers the Contract on a continuous basis. The Company anticipates continuing to offer the Contract but reserves the right to discontinue the offering.
Principal Underwriter. The Company has entered into a principal underwriting agreement with its subsidiary, SDL, for the distribution and sale of the Contract. SDL’s home office is located at One Security Benefit Place, Topeka, Kansas 66636‑0001. SDL, a wholly-owned subsidiary of the Company, is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA.
SDL does not sell the Contract directly to purchasers. The Contract is offered to the public through registered representatives of broker-dealers that have entered into selling agreements with the Company and SDL for the sale of the Contract (collectively, “Selling Broker-Dealers”). Registered representatives must be licensed as insurance agents by applicable state insurance authorities and appointed as agents of the Company in order to sell the Contract. The Company pays commissions to Selling Broker-Dealers through SDL. During fiscal years 2019, 2018 and, 2017, the amounts paid to SDL in connection with all contracts sold through the Separate Account were $2,274,574, $2,435,279, and $3,183,727,, respectively. SDL passes through commissions it receives to Selling Broker-Dealers for their sales and does not retain any portion of commissions it receives as principal underwriter for the Contract. However, the Company (or an affiliate) pays some or all of SDL’s operating and other expenses, including the following sales expenses: compensation and bonuses for SDL’s management team, compensation and benefits for SDL’s registered representatives, advertising expenses, and other expenses of distributing the Contract.
Selling Broker-Dealers. The Company pays commissions to all Selling Broker-Dealers in connection with the promotion and sale of the Contract according to one or more schedules. A portion of any payments made to Selling Broker-Dealers may be passed on to their registered representatives in accordance with their internal compensation programs. The Company uses its corporate assets to pay commissions and other costs of distributing the Contract. Commissions and other incentives or payments described below are not charged directly to Owners or the Separate Account. The Company intends to recoup commissions and other sales expenses through fees and charges deducted under the Contract (including any profit from the mortality and expense risk charge or other fees and charges imposed under the Contract) or from its General Account.
Compensation Paid to All Selling Broker-Dealers. The Company pays commissions as a percentage of initial and subsequent Purchase Payments at the time it receives them, as a percentage of Contract Value on an ongoing basis, or a combination of both. While the amount and timing of commissions may vary depending on the selling agreement, the Company does not expect commissions to exceed 6% of aggregate Purchase Payments (if compensation is paid as a percentage of Purchase Payments) and 0.25% annually of average Contract Value (if compensation is paid as a percentage of Contract Value). The Company also pays non-cash compensation in connection with the sale of the Contract, including conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items.
The registered representative who sells you the Contract typically receives a portion of the compensation the Company pays to his or her Selling Broker-Dealer, depending on the agreement between the Selling Broker-Dealer and your registered representative and the Selling Broker-Dealer’s internal compensation program. These programs may include other types of cash and non-cash compensation and other benefits. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Additional Compensation Paid to Selected Selling Broker-Dealers. In addition to the commissions and non-cash compensation described above, the Company pays additional compensation to selected Selling Broker-Dealers. These payments include: (1) trail commissions or persistency payments, which are periodic payments based on contract values of the Company’s variable insurance contracts (including Contract Values of the Contract) or other persistency standards; (2) preferred status fees (which may be in the form of a higher percentage of ordinary commission) paid to obtain preferred treatment of the Contract in Selling Broker-Dealers’ marketing programs, including enhanced marketing services and increased access to their registered representatives; (3) one-time bonus payments for their participation in sales promotions with regard to the Contract; (4) periodic bonus payments calculated as a percentage of the average contract value of the Company’s variable insurance contracts

55

(including the Contract) sold by the Selling Broker-Dealer during the calendar year of payment; (5)  sponsorship of or reimbursement of industry conference fees paid to help defray the costs of sales conferences and educational seminars put on by the Selling Broker-Dealers; and (6) reimbursement of Selling Broker-Dealers for expenses incurred by the Selling Broker-Dealer or its registered representatives in connection with client seminars or similar prospecting activities conducted to promote sales of the Contract.
The following list sets forth the names of the top ten Selling Broker-Dealers that received additional compensation from the Company in 2019 in connection with the sale of its variable annuity contracts: OFG Financial Services, Inc., GWN Securities, Inc., Lincoln Investment PLNG, LLC, LPL Financial Corporation, Cetera Advisor Networks, LLC, PlanMember Securities Corporation, Royal Alliance Associates, Inc., Sagepoint Financial Inc., Securities America Inc., and Advanced Advisor Group, LLC,.
These additional compensation arrangements are not offered to all Selling Broker-Dealers and the terms of such arrangements and the payments made thereunder can differ substantially among Selling Broker-Dealers. The payments may be significant and may be calculated in different ways for different Selling Broker-Dealers. These arrangements are designed to specially encourage the sale of the Company’s products (and/or its affiliates’ products) by such Selling Broker-Dealers. The prospect of receiving, or the receipt of, additional compensation may provide Selling Broker-Dealers and/or their registered representatives with an incentive to favor sales of the Contract over other variable annuity contracts (or other investments) with respect to which a Selling Broker-Dealer does not receive additional compensation, or receives lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the Contract. Ask your registered representative for further information about what he or she and the Selling Broker-Dealer for whom he or she works may receive in connection with your purchase of a Contract.
Legal Matters — Chris Swickard, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company’s authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.
Performance Information

Performance information for the Subaccounts, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, the yield of the remaining Subaccounts, and the total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.
Current yield for the Invesco V.I. Government Money Market Subaccount will be based on income received by a hypothetical investment over a given 7‑day period (less expenses accrued during the period), and then “annualized” (i.e., assuming that the 7‑day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). “Effective yield” for the Invesco V.I. Government Money Market is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yields of the Invesco V.I. Government Money Market Subaccount may also be extremely low and possibly negative.
For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30‑day period, less expenses accrued during the period (“net investment income”), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the account administration charge, administration charge, mortality and expense risk charge, the charge for Certain Waivers of the Withdrawal Charge, rider charges, and contingent deferred sales charge and may simultaneously be shown for other periods.
Quotations of yield and effective yield do not reflect deduction of the contingent deferred sales charge, and total return figures may be quoted that do not reflect deduction of the charge. If reflected, the performance figures quoted would be lower. Such performance information will be accompanied by total return figures that reflect deduction of the contingent deferred sales charge that would be imposed if Contract Value were withdrawn at the end of the period for which total return is quoted.

56

Although the Contract was not available for purchase until September 2002, certain of the Underlying Funds were in existence prior to that date. Performance information for the Subaccounts may also include quotations of total return for periods beginning prior to the availability of the Contract that incorporate the performance of the Underlying Funds.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.
Additional Information

Registration Statement — A Registration Statement of which this Prospectus is a part has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC’s principal office in Washington, DC, upon payment of any of the SEC’s prescribed fees and may also be obtained for free from the SEC’s web site (http://www.sec.gov). You may also obtain the Statement of Additional Information by writing the Company at One Security Benefit Place, Topeka, Kansas 66636 or by calling 1-800-888-2461.
Financial Statements — The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries for the years ended December 31, 2019 and 2018 and for the periods February 1, 2017 through December 31, 2017 and January 1, 2017 through January 31, 2017, and the financial statements of Variable Annuity Account XIV at December 31, 2019 , and for each of the specified periods ended December 31, 2019 and 2018, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.
Table of Contents for Statement of Additional Information

The Statement of Additional Information for the Security Benefit Advisor Variable Annuity contains more specific information and financial statements relating to Security Benefit Life Insurance Company, its subsidiaries and the Separate Account. The Statement of Additional Information is available without charge by calling the Company’s toll-free telephone number at 1‑800‑888‑2461 or by detaching this page from this Prospectus and mailing it to Company at P.O. Box 750497, Topeka, Kansas 66675-0497. Be sure to include your name and address when requesting the Statement of Additional Information. The table of contents of the Statement of Additional Information is set forth below:
GENERAL INFORMATION AND HISTORY
Safekeeping of Assets
METHOD OF DEDUCTING THE EXCESS CHARGE
LIMITS ON PURCHASE PAYMENTS PAID UNDER TAX‑QUALIFIED RETIREMENT PLANS
Section 403(b)
Roth 403(b)
Sections 408 and 408A
PERFORMANCE INFORMATION
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FINANCIAL STATEMENTS

57

Share Classes, Objectives, and Advisers for Underlying Funds

There is no guarantee that the investment objective(s) of any Underlying Fund will be met.

More detailed information regarding the investment objectives, strategies, restrictions and risks, expenses paid by the Underlying Funds, and other relevant information may be found in the respective Underlying Fund summary prospectuses and prospectuses. Prospectuses for the Underlying Funds should be read carefully in conjunction with this Prospectus and may be obtained by calling 1‑800‑888‑2461.
NOTE:  If you received a summary prospectus for an Underlying Fund listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full Underlying Fund prospectus.
Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
American Century Diversified Bond	A	Seeks a high level of income by investing in non-money market debt securities.	American Century Investment Mgmt., Inc
American Century Equity Income	A	Seeks current income; capital appreciation is a secondary objective.	American Century Investment Mgmt., Inc
American Century Heritage	A	Seeks long-term capital growth.	American Century Investment Mgmt., Inc
American Century International Bond	A	Seeks total return.	American Century Investment Mgmt., Inc
American Century International Growth	A	Seeks capital growth.	American Century Investment Mgmt., Inc
American Century Select	A	Seeks long-term capital growth.	American Century Investment Mgmt., Inc
American Century Strategic Allocation: Aggressive	A	Seeks the highest level of total return consistent with its asset mix.	American Century Investment Mgmt., Inc
American Century Strategic Allocation: Conservative	A	Seeks the highest level of total return consistent with its asset mix.	American Century Investment Mgmt., Inc
American Century Strategic Allocation: Moderate	A	Seeks the highest level of total return consistent with its asset mix.	American Century Investment Mgmt., Inc
American Century Ultra®	A	Seeks long-term capital growth.	American Century Investment Mgmt., Inc
AMG Managers Fairpointe Mid Cap	N	Seeks long-term total return through capital appreciation by investing primarily in common and preferred stocks and convertible securities.	AMG Funds LLC	Fairpointe Capital LLC
Baron Asset	Retail	Provide capital appreciation through long-term investments primarily in securities of mid-sized companies with undervalued assets or favorable growth prospects.	BAMCO Inc
BlackRock® Advantage Small Cap Growth	A	Seeks long-term capital growth.	BlackRock Advisors LLC
BlackRock® Equity Dividend	A	Seeks long-term total return and current income.	BlackRock Advisors LLC

58

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
BlackRock® Global Allocation	A
Provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.
BlackRock Advisors LLC
BlackRock® International Dividend	A	Seeks long-term capital appreciation.	BlackRock Advisors LLC	BlackRock International Ltd.
BNY Mellon Appreciation		Seeks long-term capital appreciation consistent with the preservation of capital. Its secondary goal is current income.	BNY Mellon Investment Adviser, Inc.	Fayez Sarofim & Co.
BNY Mellon Opportunistic Midcap Value	A	Surpass the performance of the Russell Midcap ® Value Index.	BNY Mellon Investment Adviser, Inc.
BNY Mellon Dynamic Value	A	Seeks capital appreciation.	BNY Mellon Investment Adviser, Inc.
Calamos® Growth and Income	A	Seeks high long-term total return through growth and current income.	Calamos Advisors LLC
Calamos® High Income Opportunities	A	Seeks the highest level of current income obtainable with reasonable risk; capital gain is a secondary objective.	Calamos Advisors LLC
Federated Bond	A	Provide as high a level of current income as is consistent with the preservation of capital.	Federated Investment Mgmt. Co.
Fidelity® Advisor Dividend Growth	M	Seeks capital appreciation.	Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.
Fidelity ® Advisor International Capital Appreciation	M	Seeks capital appreciation.	Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.
Fidelity® Advisor Leveraged Company Stock	M	Seeks capital appreciation.	Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.
Fidelity® Advisor New Insights	M	Seeks capital appreciation.	Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.
Fidelity® Advisor Real Estate	M	Seeks above-average income and long-term capital growth, consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500® Index.	Fidelity SelectCo, LLC	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.

59

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Fidelity® Advisor Stock Selector Mid Cap	M	Seeks long-term growth of capital.	Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.
Fidelity® Advisor Value Strategies	M	Seeks capital appreciation.	Fidelity Mgmt. & Research Co.	FMR Investment Mgmt. (U.K.) Ltd.; Fidelity Mgmt. & Research (Japan) Ltd.; Fidelity Mgmt. & Research (HK) Ltd; FMR Co., Inc.
Goldman Sachs Emerging Markets Equity	Service	Seeks long-term capital appreciation.	Goldman Sachs Asset Mgmt., LP
Goldman Sachs Government Income	Service	Seeks a high level of current income, consistent with safety of principal.	Goldman Sachs Asset Mgmt., LP
Guggenheim Alpha Opportunity	A	Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim Floating Rate Strategies	A	Provide a high level of current income while maximizing total return.	Guggenheim Partners Investment Mgmt. LLC
Guggenheim High Yield	A	Seeks high current income; capital appreciation is a secondary objective.	Security Investors, LLC
Guggenheim Large Cap Value	A	Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim Long Short Equity	P	Seeks long-term capital appreciation.	Security Investors, LLC
Guggenheim Macro Opportunities	A	Provide total return, comprised of current income and capital appreciation.	Guggenheim Partners Investment Mgmt. LLC
Guggenheim Managed Futures Strategy	P	Achieve absolute returns.	Security Investors, LLC
Guggenheim Multi‑Hedge Strategies	P	Seeks long-term capital appreciation with less risk than traditional equity funds.	Security Investors, LLC
Guggenheim Small Cap Value	A	Seeks long-term capital appreciation.	Security Investors, LLC
Guggenheim SMid Cap Value	A	Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim StylePlus Large Core	A	Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim StylePlus Mid Growth	A	Seeks long-term growth of capital.	Security Investors, LLC
Guggenheim Total Return Bond	A	Provide total return, comprised of current income and capital appreciation.	Guggenheim Partners Investment Mgmt. LLC
Guggenheim U.S. Investment Grade Bond	A	Provide current income.	Security Investors, LLC
Guggenheim World Equity Income	A	Provide total return, comprised of capital appreciation and income.	Security Investors, LLC
Invesco American Franchise	A	Seeks long-term capital appreciation.	Invesco Advisers, Inc.
Invesco Comstock	A	Seeks total return through growth of capital and current income.	Invesco Advisers, Inc.
Invesco Energy	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.	Invesco Canada Ltd.

60

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
Invesco Equity and Income	A	Seeks current income and, secondarily, capital appreciation.	Invesco Advisers, Inc.
Invesco Gold & Precious Metals	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.	Invesco Canada Ltd.
Invesco Mid Cap Core Equity	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco Mid Cap Growth	A	Seeks capital growth.	Invesco Advisers, Inc.
Invesco Oppenheimer Developing Markets	A	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Oppenheimer Discovery	A	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Oppenheimer Discovery Mid Cap Growth	A	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Oppenheimer Global	A	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Oppenheimer Gold & Special Minerals	A	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Oppenheimer Main Street Mid Cap	A	Seeks capital appreciation.	Invesco Advisers, Inc.
Invesco Technology	A	Seeks long-term growth of capital.	Invesco Advisers, Inc.
Invesco V.I. Government Money Market	Series II	Provide current income consistent with preservation of capital and liquidity.	Invesco Advisers, Inc.
Invesco Value Opportunities	A	Seeks total return through growth of capital and current income.	Invesco Advisers, Inc.
Ivy Asset Strategy	A	Provide total return.	Ivy Investment Mgmt. Co.
Janus Henderson Mid Cap Value	S	Seeks capital appreciation.	Janus Capital Mgmt. LLC	Perkins Investment Mgmt. LLC
Janus Henderson Overseas	S	Seeks long-term growth of capital.	Janus Capital Mgmt. LLC
Janus Henderson U.S. Managed Volatility	S	Seeks long-term growth of capital.	Janus Capital Mgmt. LLC	INTECH Investment Mgmt. LLC
Neuberger Berman Large Cap Value	Advisor	Seeks long-term growth of capital.	Neuberger Berman Investment Advisers LLC
Neuberger Berman Sustainable Equity	Trust	Seeks long-term growth of capital by investing primarily in securities of companies that meet the fund's financial criteria and social policy.	Neuberger Berman Investment Advisers LLC
Northern Global Tactical Asset Allocation	A	Provide long-term capital appreciation and current income.	Northern Trust Investments Inc
Northern Large Cap Value		Seeks long-term capital appreciation.	Northern Trust Investments Inc
PGIM Jennison 20/20 Focus	A	Seeks long-term growth of capital.	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Mid‑Cap Growth	A	Seeks long-term capital appreciation.	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Natural Resources	A	Seeks long-term growth of capital.	PGIM Investments LLC	Jennison Associates LLC

61

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
PGIM Jennison Small Company	A	Seeks capital growth.	PGIM Investments LLC	Jennison Associates LLC
PIMCO All Asset	R	Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC	Research Affiliates LLC
PIMCO CommodityRealReturn Strategy	A	Seeks maximum real return, consistent with prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO Emerging Markets Bond	A	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO International Bond (U.S. Dollar‑Hedged)	R	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO Low Duration	R	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO Real Return	R	Seeks maximum real return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
PIMCO StocksPLUS® Small Fund	A	Seeks total return which exceeds that of the Russell 2000® Index.	Pacific Investment Mgmt. Co. LLC
PIMCO Total Return	R	Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Pacific Investment Mgmt. Co. LLC
Pioneer Strategic Income	A	Seeks a high level of current income.	Amundi Pioneer Asset Mgmt., Inc.
Royce Opportunity	Service	Seeks long-term growth of capital.	Royce & Associates, LP
Royce Small-Cap Value	Service	Seeks long-term growth of capital.	Royce & Associates, LP
T. Rowe Price Capital Appreciation	Advisor	Seeks long-term capital appreciation by investing primarily in common stocks. It may also hold fixed income and other securities to help preserve principal value.	T. Rowe Price Associates, Inc.
T. Rowe Price Growth Stock	R	Seeks long-term capital growth through investments in stocks.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2010	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2015	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2020	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2025	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2030	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.

62

Underlying Funds	Share Class	Investment Objective	Investment Adviser	Sub-Adviser
T. Rowe Price Retirement 2035	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2040	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2045	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2050	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement 2055	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
T. Rowe Price Retirement Balanced	R	Seeks the highest total return over time consistent with an emphasis on both capital growth and income.	T. Rowe Price Associates, Inc.
Victory RS Science and Technology	A	Provide long-term capital growth.	Victory Capital Mgmt. Inc.
Victory RS Value	A	Provide long-term capital growth.	Victory Capital Mgmt. Inc.
Virtus Ceredex Mid Cap Value Equity	A	Provide capital appreciation. As a secondary goal, the fund also seeks to provide current income.	Virtus Fund Advisers, LLC	Ceredex Value Advisors LLC
Wells Fargo Growth	A	Seeks long-term capital appreciation.	Wells Fargo Funds Mgmt. LLC	Wells Capital Mgmt. Inc.
Wells Fargo Large Cap Core	A	Seeks long-term capital appreciation.	Wells Fargo Funds Mgmt. LLC	Wells Capital Mgmt. Inc.
Wells Fargo Opportunity	A	Seeks long-term capital appreciation.	Wells Fargo Funds Mgmt. LLC	Wells Capital Mgmt. Inc.
Wells Fargo Small Company Value	A	Seeks long-term capital appreciation.	Wells Fargo Funds Mgmt. LLC	Wells Capital Mgmt. Inc.

63

APPENDIX A

Condensed Financial Information

The following condensed financial information presents Accumulation Unit values and ending Accumulation Units outstanding for each Subaccount for each of the following periods ending December 31. The following information does not include Subaccounts that were not available as of December 31, 2019.
Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
American Century Diversified Bond	2019	8.45	8.79	32,166
	2018	8.94	8.45	43,022
	2017	9.02	8.94	47,403
	2016	9.17	9.02	50,674
	2015	9.54	9.17	55,755
	2014	9.39	9.54	44,526
	2013	10.02	9.39	44,022
	2012[9]	10.00	10.02	219
American Century Equity Income	2019	17.47	20.80	120,594
	2018	19.05	17.47	126,084
	2017	17.52	19.05	139,773
	2016	15.28	17.52	127,505
	2015	15.83	15.28	133,209
	2014	14.69	15.83	128,023
	2013	12.81	14.69	132,712
	2012	11.97	12.81	131,216
	2011	12.05	11.97	157,484
	2010	11.09	12.05	148,971
American Century Heritage	2019	17.11	22.24	27,732
	2018	18.82	17.11	25,355
	2017	16.10	18.82	28,187
	2016	16.26	16.10	35,872
	2015	16.63	16.26	49,465
	2014	16.03	16.63	49,243
	2013	12.76	16.03	52,558
	2012	11.46	12.76	61,613
	2011	12.77	11.46	101,137
	2010	10.14	12.77	67,228
American Century International Bond	2019	7.02	7.09	578
	2018	7.63	7.02	543
	2017	7.20	7.63	567
	2016	7.49	7.20	549
	2015	8.39	7.49	885
	2014	9.01	8.39	285
	2013	9.90	9.01	0
	2012[9]	10.00	9.90	0
American Century International Growth	2019	8.52	10.49	83,948
	2018	10.52	8.52	91,024
	2017	8.37	10.52	98,638
	2016	9.26	8.37	106,348
	2015	9.59	9.26	130,161
	2014	10.56	9.59	122,243
	2013	8.96	10.56	88,309
	2012	7.66	8.96	153,469
	2011	9.06	7.66	168,755
	2010	8.30	9.06	103,890

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
American Century Select	2019	11.66	15.24	42,639
	2018	12.61	11.66	44,520
	2017	10.20	12.61	50,209
	2016	10.07	10.20	49,053
	2015	9.75	10.07	45,743
	2014	9.20	9.75	41,612
	2013	7.36	9.20	38,314
	2012	6.69	7.36	39,017
	2011	6.87	6.69	75,621
	2010	6.25	6.87	73,928
American Century Strategic Allocation: Aggressive	2019	11.33	13.51	58,488
	2018	12.83	11.33	60,640
	2017	11.22	12.83	56,868
	2016	10.96	11.22	53,322
	2015	11.60	10.96	55,551
	2014	11.30	11.60	57,436
	2013	9.83	11.30	51,915
	2012	8.91	9.83	54,291
	2011	9.46	8.91	64,439
	2010	8.55	9.46	61,803
American Century Strategic Allocation: Conservative	2019	10.03	11.16	33,498
	2018	10.96	10.03	40,837
	2017	10.32	10.96	33,495
	2016	10.22	10.32	38,413
	2015	10.82	10.22	38,129
	2014	10.62	10.82	72,534
	2013	10.07	10.62	76,386
	2012	9.58	10.07	71,727
	2011	9.66	9.58	70,743
	2010	9.18	9.66	49,086
American Century Strategic Allocation: Moderate	2019	10.82	12.54	348,037
	2018	12.05	10.82	347,379
	2017	10.91	12.05	381,806
	2016	10.69	10.91	396,018
	2015	11.36	10.69	388,592
	2014	11.10	11.36	382,622
	2013	10.02	11.10	355,847
	2012	9.25	10.02	315,569
	2011	9.58	9.25	264,613
	2010	8.86	9.58	198,166
American Century Ultra®	2019	18.48	23.87	22,011
	2018	19.15	18.48	28,037
	2017	15.13	19.15	22,717
	2016	15.11	15.13	22,394
	2015	14.84	15.11	24,878
	2014	14.07	14.84	27,228
	2013	10.71	14.07	27,882
	2012	9.78	10.71	23,009
	2011	10.07	9.78	34,957
	2010	9.01	10.07	24,537

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
AMG Managers Fairpointe Mid Cap	2019	14.69	16.31	43,654
	2018	18.76	14.69	45,547
	2017	17.49	18.76	49,289
	2016	14.66	17.49	46,772
	2015	17.01	14.66	44,668
	2014	16.11	17.01	49,215
	2013	11.60	16.11	38,577
	2012	10.35	11.60	39,979
	2011	11.52	10.35	107,974
	2010	9.74	11.52	85,902
Baron Asset	2019	14.90	19.72	37,749
	2018	15.52	14.90	41,580
	2017	12.79	15.52	48,000
	2016	12.52	12.79	33,714
	2015	13.03	12.52	39,708
	2014	12.37	13.03	39,234
	2013	9.26	12.37	35,832
	2012	8.35	9.26	35,773
	2011	8.95	8.35	44,511
	2010	7.67	8.95	70,000
BlackRock® Advantage Small Cap Growth	2019	13.53	17.36	9,331
	2018	14.85	13.53	6,213
	2017	13.47	14.85	6,928
	2016	12.39	13.47	4,949
	2015	13.41	12.39	2,098
	2014	13.69	13.41	1,776
	2013	9.82	13.69	1,653
	2012[9]	10.00	9.82	546
BlackRock® Equity Dividend	2019	13.35	16.34	38,722
	2018	15.00	13.35	41,934
	2017	13.40	15.00	43,789
	2016	12.01	13.40	75,585
	2015	12.54	12.01	72,138
	2014	11.95	12.54	68,842
	2013	9.99	11.95	63,455
	2012[9]	10.00	9.99	57,545
BlackRock® Global Allocation	2019	9.93	11.20	29,617
	2018	11.18	9.93	31,701
	2017	10.26	11.18	34,046
	2016	10.28	10.26	22,550
	2015	10.81	10.28	20,142
	2014	11.03	10.81	7,964
	2013	10.02	11.03	7,012
	2012[9]	10.00	10.02	242
BlackRock® International Dividend	2019	9.03	10.72	34,823
	2018	10.83	9.03	21,424
	2017	9.68	10.83	29,795
	2016	10.01	9.68	33,927
	2015	10.51	10.01	34,746
	2014	12.34	10.51	26,074
	2013	10.51	12.34	13,820
	2012[9]	10.00	10.51	16,702

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
BNY Mellon Appreciation (formerly Dreyfus Appreciation)	2019	11.54	15.00	47,834
	2018	12.82	11.54	44,545
	2017	10.52	12.82	50,987
	2016	10.21	10.52	57,728
	2015	10.89	10.21	73,537
	2014	10.45	10.89	80,807
	2013	8.95	10.45	81,497
	2012	8.45	8.95	121,024
	2011	8.15	8.45	231,081
	2010	7.35	8.15	251,474
BNY Mellon Opportunistic Midcap Value (formerly Dreyfus Opportunistic Midcap Value)	2019	15.72	19.28	35,993
	2018	19.85	15.72	37,151
	2017	17.94	19.85	40,904
	2016	15.88	17.94	40,055
	2015	18.44	15.88	54,582
	2014	17.56	18.44	56,748
	2013	13.07	17.56	60,781
	2012	11.38	13.07	43,975
	2011	12.56	11.38	51,488
	2010	10.45	12.56	48,100
BNY Mellon Dynamic Value (formerly Dreyfus Strategic Value)	2019	15.70	19.13	47,641
	2018	18.27	15.70	54,846
	2017	16.54	18.27	65,291
	2016	14.54	16.54	66,657
	2015	15.48	14.54	71,945
	2014	14.57	15.48	81,136
	2013	11.01	14.57	83,975
	2012	9.70	11.01	139,611
	2011	10.76	9.70	200,374
	2010	9.73	10.76	176,946
Calamos® Growth and Income	2019	11.96	14.49	44,681
	2018	12.93	11.96	43,627
	2017	11.56	12.93	44,913
	2016	11.21	11.56	42,279
	2015	11.46	11.21	44,081
	2014	11.11	11.46	46,161
	2013	9.89	11.11	44,208
	2012	9.49	9.89	45,931
	2011	9.95	9.49	42,175
	2010	9.22	9.95	40,898
Calamos® High Income Opportunities	2019	10.33	11.35	19,248
	2018	11.22	10.33	18,666
	2017	11.01	11.22	19,929
	2016	10.22	11.01	15,690
	2015	11.15	10.22	20,930
	2014	11.50	11.15	23,279
	2013	11.26	11.50	27,937
	2012	10.53	11.26	16,214
	2011	10.52	10.53	13,261
	2010	9.88	10.52	15,104

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
ClearBridge Small Cap Growth	2019	15.23	18.35	931
	2018	15.21	15.23	904
	2017	12.66	15.21	1,185
	2016	12.44	12.66	1,467
	2015	13.60	12.44	2,220
	2014	13.69	13.60	2,352
	2013	9.81	13.69	14,923
	2012[9]	10.00	9.81	13,718
Federated Bond	2019	11.23	12.29	211,389
	2018	12.03	11.23	288,829
	2017	11.73	12.03	225,880
	2016	11.27	11.73	236,936
	2015	11.95	11.27	225,651
	2014	11.74	11.95	157,987
	2013	12.11	11.74	126,464
	2012	11.42	12.11	105,036
	2011	11.21	11.42	96,029
	2010	10.50	11.21	64,403
Fidelity® Advisor Dividend Growth	2019	11.02	13.56	37,062
	2018	12.37	11.02	38,723
	2017	10.78	12.37	43,383
	2016	10.44	10.78	46,002
	2015	10.99	10.44	58,811
	2014	10.27	10.99	55,532
	2013	8.16	10.27	57,779
	2012	7.18	8.16	56,555
	2011	8.21	7.18	64,794
	2010	7.05	8.21	56,980
Fidelity® Advisor International Capital Appreciation	2019	11.79	14.98	4,061
	2018	14.14	11.79	3,819
	2017	10.88	14.14	3,802
	2016	11.75	10.88	3,966
	2015	11.93	11.75	8,237
	2014	12.12	11.93	8,956
	2013	10.41	12.12	8,750
	2012	8.63	10.41	9,093
	2011	10.36	8.63	19,585
	2010	9.33	10.36	23,490
Fidelity® Advisor Leveraged Company Stock	2019	12.21	15.16	3,676
	2018	15.16	12.21	2,134
	2017	13.47	15.16	3,448
	2016	12.87	13.47	3,706
	2015	14.24	12.87	9,156
	2014	14.09	14.24	9,343
	2013	10.76	14.09	4,709
	2012[7]	10.00	10.76	100
Fidelity® Advisor New Insights	2019	14.71	18.23	117,915
	2018	16.05	14.71	153,937
	2017	13.07	16.05	136,867
	2016	12.82	13.07	138,149
	2015	13.05	12.82	125,319
	2014	12.45	13.05	145,432
	2013	9.80	12.45	81,097
	2012[7]	10.00	9.80	1,078

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Fidelity® Advisor Real Estate	2019	20.30	23.91	37,020
	2018	22.66	20.30	36,783
	2017	22.80	22.66	38,452
	2016	22.58	22.80	45,926
	2015	22.78	22.58	49,691
	2014	18.34	22.78	52,083
	2013	18.83	18.34	49,021
	2012	16.62	18.83	48,937
	2011	16.13	16.62	38,437
	2010	13.03	16.13	46,638
Fidelity® Advisor Stock Selector Mid Cap	2019	13.73	17.03	13,079
	2018	15.68	13.73	12,955
	2017	13.63	15.68	11,273
	2016	12.87	13.63	11,181
	2015	13.90	12.87	12,611
	2014	13.18	13.90	14,717
	2013	10.49	13.18	15,289
	2012	9.17	10.49	15,342
	2011	10.06	9.17	18,651
	2010	8.45	10.06	23,323
Fidelity® Advisor Value Strategies	2019	13.44	17.31	38,519
	2018	17.01	13.44	36,533
	2017	14.92	17.01	41,621
	2016	14.01	14.92	46,564
	2015	15.03	14.01	55,892
	2014	14.75	15.03	58,941
	2013	11.82	14.75	58,689
	2012	9.72	11.82	60,298
	2011	11.20	9.72	62,092
	2010	9.25	11.20	63,011
Goldman Sachs Emerging Markets Equity	2019	8.09	9.77	77,061
	2018	10.65	8.09	78,597
	2017	7.51	10.65	89,562
	2016	7.45	7.51	74,036
	2015	8.25	7.45	72,193
	2014	8.51	8.25	53,400
	2013	9.18	8.51	67,686
	2012	8.15	9.18	96,156
	2011	10.66	8.15	74,430
	2010	9.55	10.66	77,264
Goldman Sachs Government Income	2019	8.58	8.71	134,280
	2018	8.91	8.58	141,515
	2017	9.12	8.91	166,826
	2016	9.40	9.12	197,933
	2015	9.76	9.40	216,714
	2014	9.77	9.76	219,393
	2013	10.44	9.77	224,338
	2012	10.61	10.44	229,254
	2011	10.37	10.61	199,078
	2010	10.30	10.37	182,127

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim Alpha Opportunity	2019	18.08	17.00	4,389
	2018	21.19	18.08	4,723
	2017	20.50	21.19	4,866
	2016	18.89	20.50	6,594
	2015	20.59	18.89	6,850
	2014	19.52	20.59	7,883
	2013	15.40	19.52	9,727
	2012	14.04	15.40	10,666
	2011	14.06	14.04	15,226
	2010	11.83	14.06	19,563
Guggenheim Floating Rate Strategies	2019	9.98	10.26	212,802
	2018	10.41	9.98	175,871
	2017	10.47	10.41	203,580
	2016	10.14	10.47	144,161
	2015	10.43	10.14	150,462
	2014	10.58	10.43	134,967
	2013	10.31	10.58	114,342
	2012[7]	10.00	10.31	71
Guggenheim High Yield	2019	15.11	16.25	86,099
	2018	16.24	15.11	85,988
	2017	15.80	16.24	92,242
	2016	14.11	15.80	87,046
	2015	15.02	14.11	100,261
	2014	15.42	15.02	99,294
	2013	14.43	15.42	104,706
	2012	12.84	14.43	146,430
	2011	13.83	12.84	138,833
	2010	12.52	13.83	114,388
Guggenheim Large Cap Value	2019	11.93	13.93	20,684
	2018	13.77	11.93	30,508
	2017	12.42	13.77	36,584
	2016	10.67	12.42	51,962
	2015	11.71	10.67	42,355
	2014	11.19	11.71	55,294
	2013	8.88	11.19	39,306
	2012	8.00	8.88	31,769
	2011	8.68	8.00	32,368
	2010	7.90	8.68	31,544
Guggenheim Long Short Equity	2019	10.97	11.15	29,987
	2018	13.10	10.97	31,704
	2017	11.86	13.10	33,421
	2016	12.29	11.86	35,094
	2015	12.63	12.29	38,843
	2014	12.78	12.63	38,899
	2013	11.24	12.78	48,813
	2012	11.24	11.24	60,305
	2011	12.55	11.24	68,533
	2010	11.78	12.55	57,586
Guggenheim Macro Opportunities	2019	10.39	10.17	1,159
	2018	10.78	10.39	1,132
	2017	10.68	10.78	1,103
	2016	10.08	10.68	712
	2015	10.64	10.08	695
	2014	10.52	10.64	0
	2013	10.54	10.52	0
	2012[7]	10.00	10.54	0

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim Managed Futures Strategy	2019	6.94	7.15	0
	2018	7.83	6.94	0
	2017	7.56	7.83	107
	2016	9.27	7.56	95
	2015	9.74	9.27	70
	2014	9.20	9.74	71
	2013	9.17	9.20	411
	2012[7]	10.00	9.17	0
Guggenheim Multi-Hedge Strategies	2019	8.28	8.35	157
	2018	9.02	8.28	97
	2017	9.06	9.02	589
	2016	9.47	9.06	472
	2015	9.73	9.47	397
	2014	9.65	9.73	391
	2013	9.89	9.65	345
	2012[7]	10.00	9.89	0
Guggenheim Small Cap Value	2019	11.46	13.49	11,002
	2018	13.68	11.46	9,848
	2017	13.75	13.68	15,287
	2016	11.32	13.75	14,853
	2015	12.72	11.32	15,225
	2014	13.45	12.72	17,634
	2013	10.29	13.45	24,136
	2012[7]	10.00	10.29	0
Guggenheim SMid Cap Value (formerly Guggenheim Mid Cap Value)	2019	22.28	27.18	74,847
	2018	26.66	22.28	82,500
	2017	24.46	26.66	83,579
	2016	20.05	24.46	92,418
	2015	22.55	20.05	97,684
	2014	23.32	22.55	107,278
	2013	18.25	23.32	105,188
	2012	16.27	18.25	97,235
	2011	18.23	16.27	166,020
	2010	16.25	18.23	174,108
Guggenheim StylePlus Large Core	2019	9.70	12.09	15,059
	2018	10.83	9.70	19,878
	2017	9.23	10.83	26,110
	2016	8.50	9.23	34,813
	2015	8.75	8.50	19,290
	2014	7.92	8.75	19,457
	2013	6.41	7.92	22,249
	2012	5.93	6.41	18,910
	2011	6.45	5.93	16,807
	2010	5.80	6.45	13,591
Guggenheim StylePlus Mid Growth	2019	11.92	15.18	42,490
	2018	13.37	11.92	42,272
	2017	11.19	13.37	48,687
	2016	10.76	11.19	52,730
	2015	11.28	10.76	51,189
	2014	10.44	11.28	62,485
	2013	8.36	10.44	61,848
	2012	7.57	8.36	58,787
	2011	8.26	7.57	69,208
	2010	6.99	8.26	80,024

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Guggenheim Total Return Bond	2019	10.44	10.48	74,785
	2018	10.79	10.44	62,849
	2017	10.56	10.79	44,681
	2016	10.38	10.56	37,037
	2015	10.70	10.38	22,985
	2014	10.32	10.70	5,613
	2013	10.53	10.32	2,656
	2012[7]	10.00	10.53	0
Guggenheim U.S. Investment Grade Bond	2019	9.81	9.84	97,315
	2018	10.12	9.81	104,074
	2017	9.90	10.12	96,081
	2016	9.80	9.90	122,409
	2015	10.09	9.80	113,086
	2014	9.75	10.09	106,720
	2013	9.82	9.75	77,347
	2012	9.60	9.82	69,439
	2011	9.33	9.60	95,494
	2010	9.15	9.33	112,594
Guggenheim World Equity Income	2019	10.11	11.77	155,677
	2018	11.51	10.11	164,073
	2017	10.44	11.51	182,189
	2016	9.89	10.44	193,782
	2015	10.38	9.89	182,621
	2014	10.32	10.38	186,620
	2013	8.99	10.32	185,461
	2012	8.07	8.99	118,524
	2011	9.99	8.07	226,593
	2010	9.04	9.99	217,103
Invesco American Franchise[4]	2019	10.04	13.18	46,178
	2018	10.85	10.04	47,023
	2017	8.88	10.85	55,924
	2016	9.05	8.88	53,410
	2015	8.97	9.05	59,413
	2014	8.61	8.97	60,994
	2013	6.40	8.61	61,247
	2012	5.88	6.40	61,087
	2011	6.57	5.88	67,250
	2010	5.83	6.57	66,560
Invesco Comstock	2019	12.84	15.47	252,522
	2018	15.21	12.84	208,419
	2017	13.43	15.21	270,120
	2016	11.85	13.43	256,312
	2015	13.10	11.85	288,883
	2014	12.48	13.10	296,286
	2013	9.60	12.48	344,725
	2012	8.39	9.60	193,885
	2011	8.90	8.39	280,999
	2010	8.01	8.90	232,910
Invesco Energy	2019	4.37	4.40	8,603
	2018	6.20	4.37	13,056
	2017	7.03	6.20	15,200
	2016	5.87	7.03	14,065
	2015	8.64	5.87	9,157
	2014	10.86	8.64	10,076
	2013	9.23	10.86	2,140
	2012[7]	10.00	9.23	27,314

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Invesco Equity and Income	2019	13.87	16.01	247,263
	2018	15.96	13.87	246,030
	2017	14.97	15.96	258,969
	2016	13.55	14.97	255,838
	2015	14.43	13.55	281,675
	2014	13.76	14.43	285,785
	2013	11.45	13.76	285,682
	2012	10.54	11.45	270,751
	2011	11.10	10.54	262,087
	2010	10.27	11.10	242,739
Invesco Gold & Precious Metals[13]	2019	3.70	4.81	28,490
	2018	4.85	3.70	28,621
	2017	4.81	4.85	15,911
	2016	3.23	4.81	13,804
	2015	4.46	3.23	12,415
	2014	5.07	4.46	11,223
	2013	9.61	5.07	16,194
	2012[7]	10.00	9.61	13,241
Invesco Mid Cap Core Equity[12]	2019	13.21	15.99	32,148
	2018	15.61	13.21	34,007
	2017	14.11	15.61	43,419
	2016	13.10	14.11	41,533
	2015	14.24	13.10	44,817
	2014	14.16	14.24	58,208
	2013	11.40	14.16	62,389
	2012	10.74	11.40	52,555
	2011	11.91	10.74	84,355
	2010	11.01	11.91	85,401
Invesco Oppenheimer Developing Markets (formerly Oppenheimer Developing Markets)	2019	9.15	10.91	28,583
	2018	10.83	9.15	25,780
	2017	8.35	10.83	27,671
	2016	8.13	8.35	28,032
	2015	9.83	8.13	22,930
	2014	10.74	9.83	29,555
	2013	10.31	10.74	22,625
	2012[7]	10.00	10.31	1,333
Invesco Oppenheimer Discovery (formerly Oppenheimer Discovery)	2019	14.52	19.10	7,591
	2018	15.67	14.52	13,419
	2017	12.62	15.67	9,878
	2016	12.59	12.62	4,761
	2015	12.83	12.59	3,171
	2014	13.64	12.83	1,762
	2013	9.71	13.64	1,884
	2012[7]	10.00	9.71	590
Invesco Oppenheimer Global (formerly Oppenheimer Global)	2019	13.34	16.88	29,149
	2018	16.05	13.34	32,306
	2017	12.25	16.05	30,970
	2016	12.71	12.25	20,977
	2015	12.73	12.71	29,265
	2014	12.96	12.73	16,604
	2013	10.63	12.96	35,324
	2012[7]	10.00	10.63	1,622

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Invesco Mid Cap Growth[5],11	2019	10.70	13.81	20,126
	2018	11.82	10.70	21,482
	2017	10.05	11.82	21,347
	2016	10.41	10.05	22,212
	2015	10.69	10.41	21,562
	2014	10.30	10.69	21,606
	2013	7.81	10.30	24,075
	2012	7.27	7.81	15,934
	2011	8.32	7.27	14,928
	2010	6.79	8.32	14,228
Invesco Small Cap Growth	2019	15.95	19.07	20,439
	2018	18.23	15.95	21,015
	2017	15.18	18.23	27,308
	2016	14.18	15.18	29,009
	2015	15.02	14.18	34,904
	2014	14.50	15.02	40,711
	2013	10.78	14.50	44,227
	2012	9.47	10.78	48,474
	2011	9.97	9.47	54,811
	2010	8.21	9.97	65,603
Invesco Technology	2019	7.42	9.67	40,003
	2018	7.78	7.42	38,481
	2017	6.01	7.78	43,005
	2016	6.32	6.01	47,432
	2015	6.16	6.32	48,781
	2014	5.79	6.16	50,928
	2013	4.83	5.79	52,778
	2012	4.54	4.83	52,866
	2011	4.88	4.54	50,606
	2010	4.20	4.88	55,599
Invesco Value Opportunities[3]	2019	8.20	10.24	26,171
	2018	10.62	8.20	28,331
	2017	9.43	10.62	28,949
	2016	8.31	9.43	24,639
	2015	9.64	8.31	25,810
	2014	9.40	9.64	26,336
	2013	7.38	9.40	26,177
	2012	6.52	7.38	25,536
	2011	7.02	6.52	35,302
	2010	6.83	7.02	37,141
Invesco V.I. Government Money Market	2019	9.25	9.04	139,890
	2018	9.50	9.25	146,602
	2017	9.85	9.50	130,958
	2016[8]	10.00	9.85	164,485
Ivy Asset Strategy	2019	9.11	10.66	24,462
	2018	10.03	9.11	23,957
	2017	8.81	10.03	26,743
	2016	9.68	8.81	27,273
	2015	10.99	9.68	30,321
	2014	12.04	10.99	28,704
	2013	10.07	12.04	20,319
	2012[7]	10.00	10.07	3,130

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Janus Henderson Mid Cap Value	2019	11.87	14.83	9,401
	2018	14.29	11.87	10,543
	2017	13.07	14.29	16,733
	2016	11.48	13.07	26,026
	2015	12.44	11.48	13,753
	2014	11.90	12.44	4,126
	2013	9.85	11.90	97
	2012[7]	10.00	9.85	25,218
Janus Henderson Overseas	2019	5.66	6.89	175,501
	2018	6.97	5.66	188,689
	2017	5.54	6.97	179,796
	2016	6.20	5.54	150,919
	2015	7.07	6.20	155,466
	2014	8.54	7.07	192,587
	2013	7.94	8.54	192,055
	2012	7.37	7.94	160,278
	2011	11.42	7.37	277,410
	2010	9.98	11.42	279,369
Janus Henderson U.S. Managed Volatility	2019	9.93	11.76	17,477
	2018	10.75	9.93.	15,791
	2017[9]	10.00	10.75	16,322
Neuberger Berman Large Cap Value	2019	10.94	13.00	58,269
	2018	11.53	10.94	59,479
	2017	10.61	11.53	59,436
	2016	8.63	10.61	60,167
	2015	10.26	8.63	64,814
	2014	9.65	10.26	67,649
	2013	7.66	9.65	65,064
	2012	6.83	7.66	56,726
	2011	8.03	6.83	47,947
	2010	7.26	8.03	39,738
Neuberger Berman Sustainable Equity	2019	13.69	16.55	22,017
	2018	15.14	13.69	18,704
	2017	13.30	15.14	12,251
	2016	12.59	13.30	18,172
	2015	13.16	12.59	21,122
	2014	12.41	13.16	16,093
	2013	9.35	12.41	22,415
	2012	8.78	9.35	21,525
	2011	9.41	8.78	31,063
	2010	7.99	9.41	18,940
Northern Global Tactical Asset Allocation	2019	11.31	12.79	8,720
	2018	12.77	11.31	10,363
	2017	11.63	12.77	11,147
	2016	11.08	11.63	12,078
	2015	11.79	11.08	17,902
	2014	12.00	11.79	20,869
	2013	11.18	12.00	20,209
	2012	10.20	11.18	21,330
	2011	10.60	10.20	19,872
	2010	9.95	10.60	16,872

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Northern Large Cap Core[6]	2019	15.16	18.32	8,644
	2018	16.75	15.16	9,091
	2017	14.48	16.75	5,682
	2016	13.53	14.48	7,230
	2015	14.2[9]	13.53	8,278
	2014	13.61	14.29	11,772
	2013	10.74	13.61	12,462
	2012	9.71	10.74	12,889
	2011	10.15	9.71	23,623
	2010	9.16	10.15	10,883
Northern Large Cap Value	2019	14.13	17.11	25,085
	2018	16.06	14.13	10,435
	2017	14.83	16.06	9,915
	2016	13.19	14.83	10,321
	2015	14.59	13.19	13,030
	2014	13.71	14.59	12,793
	2013	10.52	13.71	11,432
	2012	9.60	10.52	12.712
	2011	10.96	9.60	12,799
	2010	10.05	10.96	13,363
North Square Oak Ridge Small Cap Growth	2019	12.46	14.67	5,734
	2018	13.87	12.46	5,201
	2017	12.13	13.87	4,643
	2016	12.34	12.13	2,947
	2015	13.46	12.34	6,196
	2014	13.47	13.46	5,566
	2013	10.08	13.47	129
	2012[7]	10.00	10.08	0
PGIM Jennison 20/20 Focus	2019	13.52	16.72	122,559
	2018	14.82	13.52	130,397
	2017	12.17	14.82	131,309
	2016	12.27	12.17	130,739
	2015	12.21	12.27	137,662
	2014	11.94	12.21	143,453
	2013	9.64	11.94	136,109
	2012	8.87	9.64	190,285
	2011	9.60	8.87	176,664
	2010	9.30	9.60	151,432
PGIM Jennison Mid-Cap Growth	2019	12.22	16.12	7,536
	2018	13.88	12.22	7,486
	2017	11.81	13.88	8,101
	2016	11.82	11.81	7,230
	2015	12.64	11.82	11,101
	2014	12.04	12.64	5,446
	2013	9.80	12.04	6,686
	2012[9]	10.00	9.80	25,472
PGIM Jennison Natural Resources	2019	4.52	5.07	2,452
	2018	6.52	4.52	2,778
	2017	6.45	6.52	2,905
	2016	5.00	6.45	1,863
	2015	7.37	5.00	803
	2014	9.57	7.37	684
	2013	9.06	9.57	344
	2012[9]	10.00	9.06	113

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
PGIM Jennison Small Company	2019	13.05	16.11	10,863
	2018	15.68	13.05	11,611
	2017	13.65	15.68	11,747
	2016	12.54	13.65	12,233
	2015	13.55	12.54	12,859
	2014	13.07	13.55	13,548
	2013	10.12	13.07	21,179
	2012	9.30	10.12	11,750
	2011	9.86	9.30	15,969
	2010	8.16	9.86	11,777
PGIM QMA Small-Cap Value[2]	2019	10.06	11.47	12,140
	2018	12.94	10.06	11,686
	2017	12.69	12.94	15,901
	2016	9.88	12.69	20,189
	2015	11.21	9.88	95,996
	2014	10.71	11.21	67,929
	2013	8.27	10.71	33,709
	2012	7.65	8.27	5,476
	2011	7.82	7.65	20,738
	2010	6.51	7.82	6,934
PIMCO All Asset	2019	9.66	10.36	34,297
	2018	10.65	9.66	37,156
	2017	9.79	10.65	35,661
	2016	9.04	9.79	55,087
	2015	10.38	9.04	63,447
	2014	10.79	10.38	76,562
	2013	11.22	10.79	90,564
	2012	10.18	11.22	80,651
	2011	10.42	10.18	66,644
	2010	9.61	10.42	81,500
PIMCO CommodityRealReturn Strategy	2019	3.98	4.28	19,370
	2018	4.83	3.98	16,977
	2017	4.91	4.83	17,863
	2016	4.47	4.91	22,454
	2015	6.29	4.47	29,041
	2014	8.03	6.29	18,164
	2013	9.82	8.03	18,464
	2012[7]	10.00	9.82	3,226
PIMCO Emerging Markets Bond	2019	9.23	10.16	1,490
	2018	10.05	9.23	867
	2017	9.49	10.05	1,513
	2016	8.62	9.49	886
	2015	9.25	8.62	890
	2014	9.56	9.25	779
	2013	10.69	9.56	3,515
	2012[9]	10.00	10.69	144
PIMCO International Bond	2019	11.45	11.75	159,285
	2018	11.68	11.45	162,197
	2017	11.81	11.68	121,257
	2016	11.55	11.81	111,782
	2015	12.04	11.55	120,321
	2014	11.34	12.04	153,397
	2013	11.76	11.34	110,635
	2012	11.07	11.76	89,560
	2011	10.85	11.07	62,479
	2010	10.41	10.85	45,729

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
PIMCO Low Duration	2019	8.12	8.11	4,061
	2018	8.45	8.12	5,223
	2017	8.67	8.45	4,991
	2016	8.90	8.67	11,973
	2015	9.25	8.90	8,392
	2014	9.60	9.25	4,199
	2013	10.03	9.60	19,350
	2012[7]	10.00	10.03	4,912
PIMCO Real Return	2019	8.92	9.25	100,796
	2018	9.52	8.92	105,292
	2017	9.59	9.52	114,967
	2016	9.55	9.59	129,977
	2015	10.28	9.55	144,662
	2014	10.40	10.28	182,029
	2013	11.97	10.40	194,049
	2012	11.47	11.97	348,395
	2011	10.76	11.47	284,963
	2010	10.45	10.76	206,303
PIMCO StocksPLUS® Small Fund	2019	14.74	17.89	88,649
	2018	17.53	14.74	75,008
	2017	15.55	17.53	86,425
	2016	12.98	15.55	89,485
	2015	14.53	12.98	36,887
	2014	14.26	14.53	29,448
	2013	10.84	14.26	50,004
	2012[7]	10.00	10.84	1,219
PIMCO Total Return	2019	10.01	10.36	226,602
	2018	10.50	10.01	251,176
	2017	10.45	10.50	230,874
	2016	10.66	10.45	228,036
	2015	11.08	10.66	217,244
	2014	11.07	11.08	259,989
	2013	11.82	11.07	294,420
	2012	11.21	11.82	402,013
	2011	11.26	11.21	388,210
	2010	10.83	11.26	374,465
Pioneer Strategic Income	2019	9.52	10.09	7,490
	2018	10.09	9.52	8,144
	2017	9.97	10.09	9,826
	2016	9.64	9.97	10,229
	2015	10.17	9.64	8,975
	2014	10.11	10.17	8,903
	2013	10.36	10.11	2,805
	2012[7]	10.00	10.36	1,484
Royce Opportunity	2019	11.76	14.45	33,615
	2018	15.31	11.76	34,730
	2017	13.11	15.31	35,448
	2016	10.52	13.11	39,495
	2015	12.71	10.52	38,678
	2014	13.31	12.71	41,431
	2013	9.67	13.31	34,117
	2012	8.24	9.67	37,847
	2011	9.86	8.24	30,589
	2010	7.69	9.86	10,990

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Royce Small-Cap Value	2019	10.38	11.80	45,062
	2018	11.63	10.38	46,422
	2017	11.49	11.63	46,528
	2016	11.59	11.49	46,659
	2015	11.59	9.87	47,321
	2014	12.06	11.59	54,855
	2013	9.81	12.06	63,088
	2012	9.31	9.81	85,101
	2011	10.46	9.31	82,988
	2010	8.70	10.46	72,618
T. Rowe Price Capital Appreciation	2019	15.18	18.13	105,937
	2018	15.73	15.18	112,829
	2017	14.22	15.73	119,789
	2016	13.71	14.22	133,315
	2015	13.56	13.71	147,401
	2014	12.60	13.56	133,155
	2013	10.73	12.60	132,676
	2012	9.76	10.73	94,804
	2011	9.86	9.76	92,426
	2010	9.01	9.86	81,420
T. Rowe Price Growth Stock	2019	16.90	21.15	107,872
	2018	17.85	16.90	104,356
	2017	13.96	17.85	118,374
	2016	14.38	13.96	111,082
	2015	13.56	14.38	111,963
	2014	13.02	13.56	113,787
	2013	9.77	13.02	99,683
	2012	8.59	9.77	176,382
	2011	9.06	8.59	127,459
	2010	8.10	9.06	213,636
T. Rowe Price Retirement 2010	2019	10.42	11.58	132
	2018	11.29	10.42	128
	2017	10.57	11.29	125
	2016	10.32	10.57	304
	2015	10.86	10.32	925
	2014	10.81	10.86	1,476
	2013	10.09	10.81	1,838
	2012[7]	10.00	10.09	1,784
T. Rowe Price Retirement 2015	2019	10.91	12.26	10,635
	2018	11.90	10.91	1,965
	2017	10.97	11.90	1,872
	2016	10.68	10.97	2,271
	2015	11.23	10.68	3,980
	2014	11.13	11.23	5,223
	2013	10.11	11.13	4,374
	2012[7]	10.00	10.11	4,166
T. Rowe Price Retirement 2020	2019	11.41	13.02	8,155
	2018	12.54	11.41	6,988
	2017	11.32	12.54	12,607
	2016	11.01	11.32	11,419
	2015	11.55	11.01	4,243
	2014	11.43	11.55	3,226
	2013	10.11	11.43	1,089
	2012[7]	10.00	10.11	132

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
T. Rowe Price Retirement 2025	2019	11.83	13.71	5,394
	2018	13.12	11.83	5,905
	2017	11.65	13.12	8,385
	2016	11.32	11.65	4,661
	2015	11.84	11.32	7,034
	2014	11.69	11.84	5,994
	2013	10.12	11.69	3,966
	2012[7]	10.00	10.12	0
T. Rowe Price Retirement 2030	2019	12.22	14.33	12,370
	2018	13.63	12.22	8,524
	2017	11.92	13.63	2,826
	2016	11.57	11.92	1,873
	2015	12.10	11.57	1,827
	2014	11.92	12.10	371
	2013	10.12	11.92	135
	2012[7]	10.00	10.12	0
T. Rowe Price Retirement 2035	2019	12.48	14.78	4,224
	2018	14.02	12.48	2,109
	2017	12.12	14.02	1,694
	2016	11.76	12.12	1,350
	2015	12.27	11.76	1,626
	2014	12.09	12.27	3,101
	2013	10.12	12.09	1,072
	2012[7]	10.00	10.12	0
T. Rowe Price Retirement 2040	2019	12.66	15.11	3,207
	2018	14.27	12.66	8,532
	2017	12.23	14.27	8,239
	2016	11.87	12.23	2,741
	2015	12.39	11.87	1,026
	2014	12.19	12.39	0
	2013	10.12	12.19	0
	2012[7]	10.00	10.12	0
T. Rowe Price Retirement 2045	2019	12.68	15.21	63
	2018	14.34	12.68	0
	2017	12.24	14.34	0
	2016	11.88	12.24	0
	2015	12.39	11.88	0
	2014	12.20	12.39	0
	2013	10.12	12.20	0
	2012[7]	10.00	10.12	0
T. Rowe Price Retirement 2050	2019	12.68	15.20	204
	2018	14.33	12.68	126
	2017	12.24	14.33	10
	2016	11.87	12.24	0
	2015	12.38	11.87	0
	2014	12.18	12.38	0
	2013	10.12	12.18	0
	2012[7]	10.00	10.12	0
T. Rowe Price Retirement 2055	2019	12.67	15.19	2,602
	2018	14.33	12.67	2,450
	2017	12.24	14.33	2,384
	2016	11.87	12.24	2,319
	2015	12.38	11.87	2,257
	2014	12.19	12.38	0
	2013	10.12	12.19	0
	2012[7]	10.00	10.12	0

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
T. Rowe Price Retirement Balanced	2019	9.86	10.88	16,127
	2018	10.66	9.86	14,319
	2017	10.09	10.66	25,526
	2016	9.90	10.09	17,031
	2015	10.43	9.90	6,570
	2014	10.49	10.43	3,270
	2013	10.03	10.49	0
	2012[7]	10.00	10.03	0
Victory RS Partners	2019	21.20	26.65	20,357
	2018	25.07	21.20	22,021
	2017	22.82	25.07	24,094
	2016	19.13	22.82	27,855
	2015	22.28	19.13	39,711
	2014	24.10	22.28	46,001
	2013	17.63	24.10	52,057
	2012	15.35	17.63	54,595
	2011	17.27	15.35	70,186
	2010	14.04	17.27	85,538
Victory RS Science and Technology	2019	22.65	30.35	10,368
	2018	23.73	22.65	12,451
	2017	17.04	23.73	11,108
	2016	15.57	17.04	7,792
	2015	15.29	15.57	9,189
	2014	15.10	15.29	9,559
	2013	10.79	15.10	9,953
	2012	10.36	10.79	10,838
	2011	12.22	10.36	8,008
	2010	9.34	12.22	13,111
Victory RS Value	2019	11.26	14.22	100,003
	2018	13.11	11.26	100,990
	2017	11.61	13.11	102,072
	2016	10.89	11.61	98,753
	2015	12.07	10.89	113,258
	2014	11.24	12.07	104,967
	2013	8.49	11.24	103,735
	2012	7.76	8.49	97,184
	2011	9.07	7.76	92,698
	2010	7.51	9.07	79,539
Virtus Ceredex Mid Cap Value Equity	2019	13.79	17.60	25,192
	2018	15.60	13.79	18,509
	2017	14.59	15.60	20,243
	2016	12.66	14.59	10,832
	2015	14.04	12.66	8,758
	2014	13.19	14.04	3,069
	2013	10.48	13.19	1,592
	2012[7]	10.00	10.48	0
Wells Fargo Growth	2019	15.65	20.63	15,528
	2018	16.25	15.65	17,324
	2017	12.55	16.25	20,397
	2016	13.17	12.55	22,421
	2015	13.36	13.17	27,693
	2014	13.40	13.36	29,503
	2013	10.47	13.40	39,772
	2012	9.33	10.47	48,621
	2011	8.99	9.33	111,053
	2010	7.40	8.99	52,065

Subaccount	Year	Accumulation Unit Value ($)		Accumulation Units Outstanding at End of Period
		Beginning of Period	End of Period
Wells Fargo Large Cap Core[1]	2019	11.07	13.59	34,236
	2018	12.62	11.07	37,904
	2017	10.65	12.62	48,088
	2016	10.22	10.65	27,624
	2015	10.61	10.22	30,380
	2014	9.64	10.61	40,758
	2013	7.22	9.64	56,515
	2012	6.43	7.22	11,086
	2011	6.69	6.43	31,729
	2010	6.60	6.69	21,847
Wells Fargo Opportunity	2019	13.46	17.00	30,735
	2018	15.11	13.46	30,814
	2017	13.09	15.11	33,048
	2016	12.17	13.09	28,172
	2015	13.08	12.17	26,082
	2014	12.36	13.08	26,086
	2013	9.89	12.36	33,451
	2012	9.00	9.89	33,853
	2011	10.05	9.00	70,287
	2010	8.61	10.05	26,101
Wells Fargo Small Company Value	2019 [10]	10.00	10.79	70,774
1   Effective July 16, 2010, the Wells Fargo Advantage Large Company Core Fund merged into the Wells Fargo Large Cap Core Fund. The values in the table for periods prior to the merger reflect investment in the Wells Fargo Advantage Large Company Core Fund.
2   Effective April 15, 2011, the Prudential Small-Cap Core Equity Fund merged into the Prudential Small-Cap Value Fund (now known as PGIM QMA Small-Cap Value Fund). The values in the table for periods prior to the merger reflect investment in the Prudential Small-Cap Core Equity Fund.
3   Effective May 23, 2011, the Invesco Basic Value Fund merged into the Invesco Value Opportunities Fund. The values in the table for periods prior to the merger reflect investment in the Invesco Basic Value Fund.
4   Effective May 23, 2011, the Invesco Large Cap Growth Fund merged into the Invesco American Franchise Fund. The values in the table for periods prior to the merger reflect investment in the Invesco Large Cap Growth Fund.
5   Effective July 12, 2013, the Invesco Dynamics Fund merged into the Invesco Mid Cap Growth Fund.
6   Effective December 5, 2014, the Northern Large Cap Growth Fund merged into the Northern Large Cap Core Fund. The values in the table for periods prior to merger reflect investment in the Northern Large Cap Growth Fund.
7   For the period May 1, 2012 (date of inception) through December 31, 2012.
8   For the period August 19, 2016 (date of inception) through December 31, 2016.
9   For the period June 23, 2017 (date of inception) through December 31, 2017. Effective June 23, 2017 the INTECH U.S. Core Fund merged into the Janus Henderson U.S. Managed Volatility Fund. The INTECH U.S. Core Subaccount was no longer an investment option under the Contract as of June 23, 2017.
10   For the period September 20 2019 (date of inception) through December 31, 2019.
11. Effective April 17, 2020 the Invesco Mid Cap Growth Fund merged into the Invesco Oppenheimer Discovery Mid Cap Growth Fund. The Invesco Mid Cap Growth Subaccount was no longer an investment option under the Contract as of April 17, 2020.
12. Effective May 15, 2020 the Invesco Mid Cap Core Equity Fund merged into the Invesco Oppenheimer Main Street Mid Cap Fund. The Invesco Mid Cap Core Subaccount was no longer an investment option under the Contract as of May 15, 2020.
13. Effective May 15, 2020 the Invesco Gold & Precious Metals Fund merged into the Invesco Oppenheimer Gold & Special Minerals Fund. The Invesco Gold & Precious Metals Subaccount was no longer an investment option under the Contract as of May 15, 2020.

APPENDIX B

Riders No Longer Available – Available for Purchase Only Prior to February 1, 2010

Guaranteed Minimum Income Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a minimum amount for the purchase of a fixed Annuity (“Minimum Income Benefit”). The Minimum Income Benefit is equal to Purchase Payments (which do not include any Bonus Amounts and/or Additional Amounts paid under the Bonus Match Rider) and any Credit Enhancements, net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3% or 5%, as elected in the application. (If you elected the Guaranteed Minimum Income Benefit at 5%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and the Loan Account; however, you will still pay the rider charge applicable to the 5% rate.)
In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred and accrues such interest until the earlier of: (1) the Annuity Start Date, or (2) the Contract Anniversary following the oldest Annuitant’s 80th birthday. In the event of a withdrawal, the Minimum Income Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.
You may apply the Minimum Income Benefit, less any applicable premium tax and pro rata account administration charge, to purchase a fixed Annuity within 30 days of any Contract Anniversary following the 10th Contract Anniversary. You may apply the Minimum Income Benefit to purchase only a fixed Annuity under Option 2, life income with a 10-year period certain, or Option 4B, joint and last survivor with a 10-year period certain. See the discussion of Options 2 and 4 under “Annuity Options.” The Annuity rates for this rider are based upon the 1983(a) mortality table with mortality improvement under Projection Scale G and an interest rate of 2½%. This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger.
Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Guaranteed Growth Death Benefit.
The Guaranteed Growth Death Benefit is an amount equal to Purchase Payments and any Credit Enhancements (but not including any Bonus Amounts or Additional Amounts), net of any premium tax, less an adjustment for withdrawals, increased at an annual effective rate of interest of 3%, 5%, 6% or 7% (6% and 7% are not available to Texas residents), as elected in the application. (If you elected the Guaranteed Growth Death Benefit at 5%, 6% or 7%, please note that the Company will credit a maximum rate of 4% for amounts allocated to the Invesco V.I. Government Money Market Subaccount, the Fixed Account and Loan Account; however, you will still pay the rider charge applicable to the rate you have selected.) In crediting interest, the Company takes into account the timing of when each Purchase Payment and withdrawal occurred. The Company accrues such interest until the earliest of: (1) the Annuity Start Date; (2) the Contract Anniversary following the oldest Owner’s 80th birthday; (3) the date due proof of the Owner’s death and instructions regarding payment are received; or (4) the six-month anniversary of the Owner’s date of death. In the event of a withdrawal, the Guaranteed Growth Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

B-1

The amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), net of premium tax and any withdrawals, including withdrawal charges.
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be Contract Value, as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Combined Annual Stepped Up and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company;
3.	The Annual Stepped Up Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above).
If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Enhanced Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greater of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges; or
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit.
The Enhanced Death Benefit for a Contract issued prior to the Owner attaining age 70 is the lesser of: (1) 50% of Contract gain; or (2) 50% of adjusted Purchase Payments. For a Contract issued after the Owner has attained age 70 or older, the Enhanced Death Benefit is the lesser of: (1) 25% of Contract gain; or (2) 25% of adjusted Purchase Payments.
•	“Contract gain” is equal to Contract Value as of the date due proof of death and instructions with regard to payment are received less adjusted Purchase Payments.

B-2

•
“Adjusted Purchase Payments” are equal to all Purchase Payments made to the Contract adjusted for withdrawals and any applicable premium tax. In the event of a withdrawal, Purchase Payments are reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any withdrawal charges, by Contract Value immediately prior to the withdrawal.

If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the Contract was issued was age 79 or younger. See the discussion under “Death Benefit.”
Combined Enhanced and Annual Stepped Up Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described in Appendix C), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Combined Enhanced and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death

B-3

benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Combined Enhanced, Annual Stepped Up, and Guaranteed Growth Death Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company, plus the Enhanced Death Benefit (as described above); or
3.	The Annual Stepped Up Death Benefit (as described above), plus the Enhanced Death Benefit (as described above); or
4.	The Guaranteed Growth Death Benefit at 5% (as described above), plus the Enhanced Death Benefit (as described above).
If the Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be the Contract Value on the Valuation Date due proof of the Owner’s death and instructions regarding payment are received by the Company.
This rider was available only if the age of the Owner at the time the rider was issued was age 79 or younger. See the discussion under “Death Benefit.”
Guaranteed Minimum Withdrawal Benefit (This rider was available for purchase ONLY prior to February 1, 2010) — If you elected this rider when you purchased the Contract, your “Benefit Amount” was equal to a percentage of the initial Purchase Payment including any Credit Enhancement. If you purchased the rider on a Contract Anniversary, your Benefit Amount was equal to a percentage of your Contract Value on the Valuation Date we added this rider to your Contract. The Benefit Amount, which is the amount available for withdrawal under this rider, is reduced as you take Annual Withdrawal Amounts, and the Benefit Amount as so reduced is referred to as the “Remaining Benefit Amount.”
Under this rider, you may withdraw up to a specified amount each Contract Year (the “Annual Withdrawal Amount”), regardless of the performance of your Contract Value, until the Remaining Benefit Amount is reduced to $0. The Annual Withdrawal Amount initially is a percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary). You may select one of the following combinations of Annual Withdrawal Amount and Benefit Amount:
Annual Withdrawal Amount*	Benefit Amount*
5%	130%
6%	110%
7%	100%
*A percentage of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of the rider if the rider was purchased on a Contract Anniversary)

B-4

If you do not take the Annual Withdrawal Amount during a Contract Year, you may not take more than the Annual Withdrawal Amount in the next Contract Year, without triggering a proportional reduction in the Annual Withdrawal Amount and Remaining Benefit Amount. The Annual Withdrawal Amount can be taken in one withdrawal or multiple withdrawals during the Contract Year. You can continue to take up to the Annual Withdrawal Amount each Contract Year until the Remaining Benefit Amount is depleted.
If you take more than the Annual Withdrawal Amount in a Contract Year, we will recalculate the Remaining Benefit Amount, and your Annual Withdrawal Amount may be lower in the future. Withdrawals under this rider reduce Contract Value by the amount of the withdrawal, including any applicable withdrawal charges or premium taxes and any forfeited Credit Enhancements; provided, however, that a withdrawal of the Annual Withdrawal Amount is not subject to a withdrawal charge. Any withdrawal up to the Annual Withdrawal Amount in a Contract Year reduces the free withdrawal amount otherwise available in that Contract Year, and withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in forfeiture of Credit Enhancements if you have the Extra Credit Rider in effect. Please see the discussion under “Contingent Deferred Sales Charge,” and “Extra Credit.” Withdrawals, including withdrawals of the Annual Withdrawal Amount, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59½, may be subject to a 10% penalty tax. Please see “Federal Tax Matters.”
The Annual Withdrawal Amount will remain the same each Contract Year unless you make additional Purchase Payments after the purchase date of the rider, withdraw more than the Annual Withdrawal Amount in a Contract Year, or elect to reset the Remaining Benefit Amount as discussed below. If additional Purchase Payments are made, the Annual Withdrawal Amount will increase by an amount equal to 5%, 6% or 7% of the Purchase Payment including any Credit Enhancements, and the Remaining Benefit Amount will increase by an amount equal to 130%, 110% or 100% of the Purchase Payment including any Credit Enhancements, depending on which combination of Annual Withdrawal Amount and Benefit Amount you have selected.
The Annual Withdrawal Amount and Remaining Benefit Amount are recalculated in the event of a withdrawal in a Contract Year that exceeds the Annual Withdrawal Amount as follows. The Annual Withdrawal Amount and Remaining Benefit Amount respectively are reduced by an amount equal to a percentage of the Annual Withdrawal Amount and Remaining Benefit Amount determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount to an amount equal to Contract Value on the reset date and the Annual Withdrawal Amount to 5%, 6% or 7%, as applicable, of Contract Value on that date; provided, however, that the Annual Withdrawal Amount will remain the same if the current Annual Withdrawal Amount is greater than the reset amount. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.10%.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person. This rider may not be reinstated by Purchase Payments or reset after such termination. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was age 85 or younger.
If you have a qualified contract, you may be required to take minimum distributions from the Contract during your lifetime. If your required minimum distribution amount exceeds your Annual Withdrawal Amount, you will have to withdraw more than the Annual Withdrawal Amount to avoid the imposition of a 50% excise tax, causing a proportional reduction in the Remaining Benefit Amount.
Total Protection (This rider was available for purchase ONLY prior to February 1, 2010) — This rider makes available a (1) Guaranteed Growth Death Benefit at 5%; (2) Guaranteed Minimum Withdrawal Benefit with an Annual Withdrawal Amount of 5% and a Benefit Amount of 100%; and (3) Guaranteed Minimum Accumulation Benefit as described below.
Upon the death of the Owner or any Joint Owner prior to the Annuity Start Date, a Guaranteed Growth Death Benefit at 5% will be available as described under “Guaranteed Growth Death Benefit,” with the following differences. Under this rider, the Guaranteed Growth Death Benefit will be reduced by any Annual Withdrawal Amount taken under

B-5

the Guaranteed Minimum Withdrawal Benefit and will be reduced proportionately by any withdrawal that exceeds in whole or in part the Annual Withdrawal Amount for the Contract Year. The Guaranteed Growth Death Benefit is reduced as of the date of any such withdrawal by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal. Also, under this rider, the amount of the Guaranteed Growth Death Benefit shall not exceed an amount equal to 200% of Purchase Payments (not including any Credit Enhancements or Purchase Payments made during the 12 months preceding the Owner’s date of death), net of premium tax and any withdrawals, including withdrawal charges. Finally, under this rider, the annual effective rate of interest used in calculating the benefit will be 5% for Contract Value allocated to any of the Subaccounts, including the Invesco V.I. Government Money Market Subaccount. If the Guaranteed Growth Death Benefit on any Valuation Date is equal to $0, the benefit will terminate and may not be reinstated or reset (as described below) after such termination.
This rider also makes available a Guaranteed Minimum Withdrawal Benefit (as described under “Guaranteed Minimum Withdrawal Benefit” above); provided, however, that the Annual Withdrawal Amount is equal to 5%, and the Remaining Benefit Amount is equal to 100%, of the initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary).
The Guaranteed Minimum Accumulation Benefit provides that at the end of the “Term,” which is the ten-year period beginning on the date of your purchase of the rider, the Company will apply an additional amount to your Contract if the Contract Value on that date is less than the Guaranteed Minimum Accumulation Benefit amount. The additional amount will be equal to the difference between the Contract Value on that date and the Guaranteed Minimum Accumulation Benefit amount on that date. Any additional amount added to your Contract will be allocated among the Subaccounts in the same proportion as Contract Value is allocated on that date. No additional amount will be applied if the Contract Value is greater than the Guaranteed Minimum Accumulation Benefit amount on the last day of the Term.
The Guaranteed Minimum Accumulation Benefit amount is equal to 105% of your initial Purchase Payment including any Credit Enhancement (or Contract Value on the purchase date of this rider if the rider was purchased on a Contract Anniversary); plus 105% of any Purchase Payments (including any Credit Enhancements) made during the first three years of the Term; less any withdrawals of the Annual Withdrawal Amount under the Guaranteed Minimum Withdrawal Benefit; and less an adjustment for any withdrawals that exceed in whole or in part the Annual Withdrawal Amount for the Contract Year. The adjustment reduces the Guaranteed Minimum Accumulation Benefit amount by a percentage that is determined by dividing the excess withdrawal amount by Contract Value after deduction of any Annual Withdrawal Amount included in the withdrawal.
The Guaranteed Minimum Accumulation Benefit will terminate upon payment of any additional amount as described above or upon expiration of the Term without payment of an additional amount. This benefit may not be reinstated by Purchase Payments or reset after such termination.
After the fifth anniversary of the purchase of this rider, you may elect to reset the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit to an amount equal to Contract Value on the reset date; provided that Contract Value on that date is greater than the Remaining Benefit Amount. The Annual Withdrawal Amount will reset to 5% of Contract Value on the reset date, unless the current Annual Withdrawal Amount is greater, in which case the Annual Withdrawal Amount will remain the same. The reset election must be made as to all or none of the Remaining Benefit Amount, the Guaranteed Growth Death Benefit and the Guaranteed Minimum Accumulation Benefit. If you elect a reset, a new Term will begin for the Guaranteed Minimum Accumulation Benefit effective on the reset date. Once a reset election has been made, you may not elect another reset until after the fifth anniversary of the prior reset date. The Company reserves the right to require that resets be effected on a Contract Anniversary and the rider charge may be increased in the event that you elect a reset; provided, however, that such charge will not exceed 1.45%.
This rider will terminate upon the earliest of: (1) termination of the Contract, (2) the Annuity Start Date, (3) any Valuation Date on which Contract Value and the Remaining Benefit Amount are equal to $0, (4) a full withdrawal of Contract Value pursuant to a withdrawal that exceeds the Annual Withdrawal Amount for that Contract Year, or (5) upon the first death of any Owner, or if the Owner is a non-natural person, the death of an Annuitant or a Joint Owner that is a natural person.
While this rider is in effect, we reserve the right to restrict subsequent Purchase Payments. This rider was available only if the age of each Owner and Annuitant at the time the rider was purchased was 79 or younger.

B-6

Because of the ten-year Term, if you are within ten years of your required beginning date for taking required minimum distributions under a Qualified Contract, you may not be able to receive the full value of the Guaranteed Minimum Accumulation Benefit. You should consult a tax adviser before resetting the Guaranteed Minimum Accumulation Benefit with a Qualified Contract.
Waiver of Withdrawal Charge—10 Years or Disability (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Contract has been in force for 10 or more Contract Years and the Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least five full Contract Years; or
•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Waiver of Withdrawal Charge—Hardship (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge in the event the Owner experiences a hardship, as defined for purposes of Section 401(k) of the Internal Revenue Code of 1986, as amended. The Company may require the Owner to provide satisfactory proof of hardship. Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Waiver of Withdrawal Charge—5 Years and Age 59½ (This rider was available for purchase ONLY prior to February 1, 2010) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Owner is age 59½ or older; and
•	The Owner has made Purchase Payments on a quarterly (or more frequent) basis for at least 5 full Contract Years.
Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
Bonus Match (This rider was available for purchase ONLY prior to February 1, 2010) — This rider was not available in all states and was available only in connection with a retirement plan qualified under Section 403(b) of the Internal Revenue Code. You could elect this rider at Contract issue or any time thereafter. Upon the Company’s acceptance of your election of the rider, the rider would be in effect as of the Valuation Date the Company received your rider election form or written request electing the rider. You may cancel this rider at any time.
The rider provided for the Company to add a Bonus Amount to your Contract Value during the “Bonus Match Period,” which was the period that began on the date the rider was first in effect and ended on the earlier of: (1) the fifth anniversary of the rider’s date of issue, or (2) termination of the rider. The Company would apply the Bonus Amount only to the first $10,000 in salary reduction Purchase Payments in any Contract Year. You could have in effect on your Contract both a Bonus Match Rider and an Extra Credit Rider; provided, however, that each rider calculated the Bonus Amount and Credit Enhancement amount, respectively, on the basis of Purchase Payments, which did not include any Bonus Amount or Credit Enhancement. See “Extra Credit.”
The Bonus Amount was an amount equal to the applicable percentage of Purchase Payments applied to your Contract under a salary reduction arrangement while the rider was in effect. The Company would apply Bonus Amounts to your Contract Value on the Valuation Date next following the Valuation Date on which such salary reduction Purchase Payment was applied. As set forth in the applicable table below, the Bonus Amount percentage was based on the amount of Contract Value as of the date that the Bonus Amount was applied. Bonus Amounts would be allocated among the Subaccounts in the same proportion as the applicable salary reduction Purchase Payment.

B-7

The Company applied the Bonus Amount percentage under Table 1 or 2 below based upon whether you had in effect an active affinity credit card. Table 1 applies to salary reduction Purchase Payments received if you did not have an active affinity credit card as of the date of receipt of such Purchase Payment:
Table 1
Contract Value as of Date Bonus Amount is Applied	Bonus Amount (As a % of Salary Reduction Purchase Payments)
Less than $50,000	1%
$50,000 up to $100,000	2%
$100,000 up to $250,000	3%
$250,000 or more	4%

Table 2 applied if you had: (1) completed the affinity credit card application provided by the Company; (2) received approval from the affinity credit card issuer selected by the Company; (3) made first use of the affinity credit card; and (4) your affinity credit card was active upon the date of receipt of the salary reduction Purchase Payment. The Company required that you keep the affinity credit card active and enter into a new affinity credit card arrangement if any current card arrangement was terminated to keep the Bonus Amount in Table 2 in effect.
Table 2
Contract Value as of Date Bonus Amount is Applied	Bonus Amount (As a % of Salary Reduction Purchase Payments)
Less than $50,000	4%
$50,000 up to $100,000	6%
$100,000 up to $250,000	8%
$250,000 or more	10%

During the Bonus Match Period, if the Owner did not maintain an active affinity credit card, the Bonus Amount in Table 2 would terminate automatically, and the Bonus Amount percentage under Table 1 would apply to salary reduction Purchase Payments received while the affinity credit card was not active. If the Owner later reactivated the credit card, the Bonus Amount percentage under Table 2 would apply to salary reduction Purchase Payments received after the Company received notice from the affinity credit card issuer that you had reactivated the card and first use had occurred for so long as the credit card was active. The Owner may have elected not to apply for the affinity credit card and receive Bonus Amounts only under Table 1 above.
The Company guaranteed that it would pay the applicable Bonus Amounts during the Bonus Match Period. In its sole discretion, the Company could add Bonus Amounts to your Contract Value after the fifth anniversary of the rider’s date of issue, but any such additional Bonus Amounts were not guaranteed and would be paid only while the rider is in effect.
At the end of each calendar year while this rider is in effect, the Company in its sole discretion could elect to add to Contract Value an “Additional Amount” equal to: (a) amounts the Company earned during the calendar year in connection with credit card purchases by all owners of the rider under the credit card arrangement (currently 1.10% of credit card purchases), net of any amounts deducted by the Company to administer the credit card arrangement; less (b) Bonus Amounts added to Contract Value of owners of the rider during the calendar year; plus (c) a portion of sponsorship dollars, if any, solicited or contributed by the Company and accrued during the calendar year. The Additional Amount would be determined by the Company and allocated to the Owner on the basis of the amount of salary reduction Purchase Payments applied to the Contract during the calendar year relative to salary reduction Purchase Payments made by other owners of the rider. The Company would add any such Additional Amounts to Contract Value on a Valuation Date not later than the last Valuation Date of January in the following calendar year; provided that the rider was in effect on that date and the Additional Amount is greater than $0.
At any time after the fifth anniversary of the rider’s date of issue, the Company reserved the right to terminate the rider and make no further payments of Bonus Amounts or Additional Amounts. Effective upon the date of any rider termination, the Company would stop deducting the rider charge.

B-8

The Bonus Amounts and any Additional Amounts vested immediately but were subject to withdrawal charges on the same basis as Purchase Payments in the event of a full or partial withdrawal of any such Bonus Amount or Additional Amount. In the event that you exercised your right to cancel during the free look period, the Company would reduce your Contract Value by the current value of any Bonus Amount or Additional Amount that had been applied to your Contract Value.
In the event that the death benefit under your Contract was based upon the sum of all Purchase Payments made by the Owner, Purchase Payments would not include any Bonus Amounts or Additional Amounts paid under this rider. In the event that the death benefit under your Contract was based upon Purchase Payments increased at an annual rate of interest (“Guaranteed Growth Death Benefit”), Purchase Payments would not include any Bonus Amounts or Additional Amounts paid under this rider. The Company would not recapture any Bonus Amounts or Additional Amounts from the death benefit under the Contract.
If you elected the Guaranteed Minimum Income Benefit Rider, neither Bonus Amounts nor Additional Amounts were included in Purchase Payments for the purpose of calculating benefits under the Guaranteed Minimum Income Benefit Rider.
The Company expected to make a profit from the charge for this rider and funded payment of the Bonus Amounts through the rider charge and amounts earned under the credit card arrangement.

B-9

APPENDIX C

Riders Available for Purchase Only Prior to July 1, 2012

Annual Stepped Up Death Benefit (This rider was available for purchase ONLY prior to July 1, 2012) — This rider makes available an enhanced death benefit upon the death of the Owner or any Joint Owner prior to the Annuity Start Date. The death benefit proceeds will be the death benefit reduced by any pro rata account administration charge and any uncollected premium tax. If the Extra Credit Rider was in effect, the death benefit also will be reduced by any Credit Enhancements applied during the 12 months preceding the Owner’s date of death; provided that the death benefit defined in 1 below will not be so reduced. If an Owner dies prior to the Annuity Start Date, the amount of the death benefit under this rider will be the greatest of:
1.	The sum of all Purchase Payments (not including any Credit Enhancements, Bonus Amounts, or Additional Amounts), less any withdrawals (including systematic withdrawals) and withdrawal charges;
2.	The Contract Value on the Valuation Date due proof of death and instructions regarding payment for each Designated Beneficiary are received by the Company; or
3.	The Stepped Up Death Benefit.
The Stepped Up Death Benefit is calculated as of each of the following Valuation Dates: (a) each Contract Anniversary; and (b) the date of any Purchase Payment or withdrawal. The Stepped Up Death Benefit is the largest result for the following calculation as of the date of receipt of instructions regarding payment of the death benefit:
•	The Contract Value on each Contract Anniversary that occurs prior to the oldest Owner attaining age 81; plus
•	Any Purchase Payments received by the Company since the applicable Contract Anniversary; less
•
An adjustment for any withdrawals (including systematic withdrawals) and withdrawal charges made since the applicable anniversary. In the event of a withdrawal (including a systematic withdrawal), the Stepped Up Death Benefit is reduced as of the date of the withdrawal by a percentage found by dividing the withdrawal amount, including any applicable withdrawal charges, or premium taxes and any forfeited Credit Enhancements, by Contract Value immediately prior to the withdrawal.

If an Owner dies prior to the Annuity Start Date, but due proof of death and instructions regarding payment are not received by the Company at its Administrative Office within six months of the date of the Owner’s death, the death benefit will be as set forth in item 2 above.
This rider was available only if the age of the Owner at the time the Contract is issued is age 79 or younger.
Waiver of Withdrawal Charge (This rider was available for purchase ONLY prior to July 1, 2012) — This rider makes available a waiver of withdrawal charge in the event of your (1) total and permanent disability prior to age 65, (2) confinement to a nursing home, or (3) terminal illness.
The rider defines confinement to a hospital or nursing facility, as follows: (1) you have been confined to a “hospital” or “qualified skilled nursing facility” for at least 90 consecutive days prior to the date of the withdrawal; and (2) you are so confined when the Company receives the waiver request and first became so confined after the Contract Date.
The Company defines terminal illness as follows: (1) the Owner has been diagnosed by a licensed physician with a “terminal illness”; and (2) such illness was first diagnosed after the Contract was issued.
The Company defines disability as follows: (1) the Owner is unable, because of physical or mental impairment, to perform the material and substantial duties of any occupation for which the Owner is suited by means of education, training or experience; (2) the impairment has been in existence for more than 180 days and began before the Owner attained age 65 and after the Contract Date; and (3) the impairment is expected to result in death or be long-standing and indefinite.
Prior to making a withdrawal pursuant to this rider, you must submit to the Company a properly completed claim form and a written physician’s statement acceptable to the Company. The Company will also accept as proof of disability a certified Social Security finding of disability.
C-1

The Company reserves the right to have a physician of its choice examine the Owner to determine if the Owner is eligible for a waiver.
If you have also purchased the Extra Credit Rider, you will forfeit all or part of any Credit Enhancements applied during the 12 months preceding any withdrawal pursuant to this rider. The amount of Credit Enhancements to be forfeited is a percentage determined by dividing the amount of the withdrawal by the total Purchase Payments made in the 12 months preceding the withdrawal. The maximum percentage that may be forfeited is 100% of Credit Enhancements earned during the 12 months preceding the withdrawal. Note that if you purchased the Contract with this rider after age 65, you will receive no benefit from the disability portion of this rider and the annual rider charge will remain the same.
Alternate Withdrawal Charge (This rider was available for purchase ONLY prior to July 1, 2012) — This rider makes available an alternative withdrawal charge schedule. You may select one of the following schedules at the time of purchase of the rider, which was available only at issue.
0-Year Schedule		4-Year Schedule
Purchase Payment Age (in years)	Withdrawal Charge	Purchase Payment Age (in years)	Withdrawal Charge
0 and over	0%	1	7%
		2	7%
		3	6%
		4	5%
		5 and over	0%

If you purchased this rider, the withdrawal charge schedule above will apply in lieu of the 7‑year withdrawal charge schedule described under “Contingent Deferred Sales Charge.” If the 4-Year Alternate Withdrawal Charge Rider had not been approved in your state, you may have purchased a 3-Year Alternate Withdrawal Charge Rider, which provides a withdrawal charge of 7%, 6%, 5% and 0%, respectively, based upon Purchase Payment age (in years) of 1, 2, 3 and over. If you have also purchased the Extra Credit Rider, you may forfeit all or part of any Credit Enhancement in the event of a full or partial withdrawal. See “Extra Credit.”
Waiver of Withdrawal Charge—15 Years or Disability (This rider was available for purchase ONLY prior to July 1, 2012) — This Rider makes available a waiver of any withdrawal charge if at the time of withdrawal:
•	The Contract has been in force for 15 or more Contract Years; or
•	The Owner has become totally and permanently disabled after the Contract Date and prior to age 65.
Effective as of the date of the first withdrawal under the terms of this Rider, no additional Purchase Payments may be made to the Contract.
C-2

SECUREDESIGNS® VARIABLE ANNUITY

SBL Variable Annuity Account XIV

STATEMENT OF ADDITIONAL INFORMATION

Date:  May 1, 2020

Individual Flexible Purchase Payment Deferred
Variable Annuity Contract

Issued by
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, Kansas 66636-0001
1-800-888-2461

Mailing Address:
Security Benefit Life Insurance Company
P.O. Box 750497
Topeka, Kansas 66675-0497
1-800-888-2461

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the SecureDesigns Variable Annuity dated May 1, 2020, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from the Company by calling 1‑800‑888‑2461 or by writing P.O. Box 750497, Topeka, Kansas 66675‑0497.

V6917A	32-69179-01 2020/05/01

2

General Information and History

For a description of the Flexible Purchase Payment Deferred Variable Annuity Contract (the “Contract”), Security Benefit Life Insurance Company (the “Company”), and the SBL Variable Annuity Account XIV (the “Separate Account”), see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Arrangements with Entities Associated with the NEA

The Contract may be offered in certain school districts pursuant to arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements.
The Company and its affiliates also made contributions to foundations related to NEA or its affiliates, including the NEA Foundation and the Education Minnesota Foundation, in connection with charitable golf tournaments and other charitable events in 2018 in excess of $11,000. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.60%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a monthly subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the monthly subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net dividend equal to:
1.	the amount of subaccount adjustment per Accumulation Unit; times
2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net monthly subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.

3

An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim VIF StylePlus Large Core Subaccount and no Riders, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.70%
Plus: Optional Rider Charge	+	N/A
Less: Minimum Charge	-	0.60%
Excess Charge on an Annual Basis		0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Subaccount Adjustment Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Subaccount Adjustment Per Unit		$ 0.02415
Times: Number of Accumulation Units	x	5,000
Net Dividend Amount		$ 120.75

The net monthly subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim VIF StylePlus Large Core Subaccount, as follows: $0.02415 (net monthly subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the monthly subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the monthly subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct an annual mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.
Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g) and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $19,500 for tax year 2020. The $19,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2020 tax year. The $6,500 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.

4

Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally the Section 415(c) limit for 2020 is the lesser of (i)  $57,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions-- $19,500 in 2020 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $19,500 elective contribution limit makes $9,000 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $5,500.
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2020) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 for 2020) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $56,000. Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all monthly subaccount adjustments received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base

5

period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] - 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the following charges: (1) maximum mortality and expense risk and optional Rider charges of 2.85%; (2) the administration charge of 0.15%; (3) the account administration charge of $30; and (4) the contingent deferred sales charge.
Other total return figures (referred to as “Non‑Standardized Total Return”) may be quoted that do not assume a surrender and that do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non‑Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
Mixed and Shared Funding Conflicts

Because the Underlying Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts (“mixed funding”) and shares of the Underlying Funds also may be sold to separate accounts of other insurance companies (“shared funding”), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of Owners of various contracts for which the Underlying Funds serve as investment media might at some time be in conflict. However, the Company, each Underlying Fund’s Board of Directors, and any other insurance companies that participate in the Underlying Funds

6

are required to monitor events in order to identify any material conflicts that arise from mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Underlying Fund(s) involved in the conflict. This might force the Underlying Fund to sell securities at disadvantageous prices.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2019 and 2018 and for the years ended December 31, 2019 and 2018, and for the periods February 1, 2017 through December 31, 2017 and January 1, 2017 through January 31, 2017, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2019, and for each of the specified periods ended December 31, 2019 and 2018, or for portions of such periods as disclosed in the financial statements appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2019 and 2018 and for the years ended December 31, 2019 and 2018, and for the periods February 1, 2017 through December 31, 2017 and January 1, 2017 through January 31, 2017 and the financial statements of SBL Variable Annuity Account XIV at December 31, 2019, and for each of the specified periods ended December 31, 2019 and 2018, or for such portions of   periods as disclosed in the financial statements, are set forth herein, following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

7

NEA VALUEBUILDER VARIABLE ANNUITY

SBL Variable Annuity Account XIV

STATEMENT OF ADDITIONAL INFORMATION

Date:  May 1, 2020

Individual Flexible Purchase Payment Deferred
Variable Annuity Contract

Issued by
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, Kansas 66636-0001

Mailing Address:
Security Benefit Life Insurance Company
P.O. Box 750497
Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the NEA Valuebuilder Variable Annuity dated May 1, 2020, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from the Company by calling 1‑800‑NEA‑VALU or by writing P.O. Box 750497, Topeka, Kansas 66675‑0497.

NEA 191A	28-01910-01 2020/05/01

Table of Contents

2

General Information and History

For a description of the Contract, the Company, and the Separate Account, see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Arrangements with Entities Associated with the NEA

The Contract may be offered in certain school districts pursuant to arrangements between the Company (and certain of its affiliates) and entities associated with the NEA. Neither the NEA nor MBC is a party to these arrangements.
The Company and its affiliates also made contributions to foundations related to NEA or its affiliates, including the NEA Foundation and the Education Minnesota Foundation, in connection with charitable golf tournaments and other charitable events in 2019 in excess of $11,500. You may wish to take into account these arrangements, including any fees paid, when considering and evaluating any communications relating to the Contract.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge, and the charge for any optional riders (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.	the amount of subaccount adjustment per Accumulation Unit; times
2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim StylePlus Large Core Subaccount and one rider with a charge of 0.10%, the Excess Charge would be computed as follows:

3

Mortality and Expense Risk Charge		0.75%
Plus: Optional Rider Charge	+	0.10%
Less: Minimum Charge	-	0.75%
Excess Charge on an Annual Basis		0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Subaccount adjustment Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Subaccount adjustment Per Unit		$ 0.02415
Times: Number of Accumulation Units	X	5,000
Net Subaccount adjustment Amount		$ 120.75

The net subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim StylePlus Large Core Subaccount, as follows: $0.02415 (net subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.
Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $19,000 for the 2020 tax year. The $19,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2020 tax year. The $6,500 limit may also be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000 (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designed Roth contributions made in prior years because of this rule: or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year.

4

Generally the Section 415(c) limit for 2020 is the lesser of (i)  $57,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions— $19,500 in 2020 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $19,500 elective contribution limit makes $9,000 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2020).
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2020) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2020) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $56,000 (for 2020). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] – 1

5

Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the maximum mortality and expense risk and optional rider charges of 2.45%, the administration charge of 0.15%, the account administration charge of $30, and the contingent deferred sales charge.
Other total return figures (referred to as “Non‑Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non-Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider and, as such, will reflect any applicable Credit Enhancements; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2019 and 2018 and for the years ended December 31, 2019 and 2018, and for the periods February 1, 2017 through December 31, 2017 and January 1, 2017 through January 31, 2017, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2019, and for each of the specified periods ended December 31, 2019 and 2018, or for portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

6

Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2019 and 2018 and for the years ended December 31, 2019 and 2018, and for the periods February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2019, and for each of the specified periods ended December 31, 2019 and 2018, or for portions of such periods as disclosed in the financial statements, are set forth herein following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

7

SECURITY BENEFIT ADVISOR VARIABLE ANNUITY

SBL Variable Annuity Account XIV

STATEMENT OF ADDITIONAL INFORMATION

Date:  May 1, 2020

Individual Flexible Purchase Payment Deferred
Variable Annuity Contract

Issued by
Security Benefit Life Insurance Company
One Security Benefit Place
Topeka, Kansas 66636-0001

Mailing Address:
Security Benefit Life Insurance Company
P.O. Box 750497
Topeka, Kansas 66675-0497

This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the Security Benefit Advisor Variable Annuity dated May 1, 2020, as it may be supplemented from time to time. A copy of the Prospectus may be obtained from the Company by calling 1‑800‑888-2461 or by writing P.O. Box 750497, Topeka, Kansas 66675‑0497.

6919A	32-69197-01 2020/05/01

General Information and History

For a description of the Contract, the Company, and the Separate Account, see the Prospectus. This Statement of Additional Information contains information that supplements the information in the Prospectus. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled “Definitions” in the Prospectus.
Safekeeping of Assets — The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Underlying Funds in non‑certificated form, are held separate and apart from the assets of the Company’s General Account and its other separate accounts.
Method of Deducting the Excess Charge

The minimum mortality and expense risk charge of 0.75%, and the administration charge of 0.15%, on an annual basis, of each Subaccount’s average daily net assets, are factored into the accumulation unit value or “price” of each Subaccount on each Valuation Date. The Company deducts any mortality and expense risk charge above the minimum charge, the charge for Certain Waivers of the Withdrawal Charge (if applicable), and the charge for any optional riders, other than the Bonus Match Rider, (the “Excess Charge”) on a monthly basis.
Each Subaccount declares a monthly subaccount adjustment and the Company deducts the Excess Charge from this monthly subaccount adjustment upon its reinvestment in the Subaccount. The Excess Charge is a percentage of your Contract Value allocated to the Subaccount as of the reinvestment date. The monthly subaccount adjustment is paid only for the purpose of collecting the Excess Charge. Assuming that you owe a charge above the minimum mortality and expense risk charge and the administration charge, your Contract Value will be reduced in the amount of your Excess Charge upon reinvestment of the Subaccount’s monthly subaccount adjustment. The Company reserves the right to compute and deduct the Excess Charge from each Subaccount on each Valuation Date.
The Company will declare a subaccount adjustment for each Subaccount on one Valuation Date of each calendar month (“Record Date”). The Company will pay the subaccount adjustment on a subsequent Valuation Date (“Reinvestment Date”) within five Valuation Dates of the Record Date. Such subaccount adjustment will be declared as a dollar amount per Accumulation Unit.
For each Subaccount, any Owner as of the Record Date will receive on the Reinvestment Date a net subaccount adjustment equal to:
1.	the amount of subaccount adjustment per Accumulation Unit; times
2.	the number of Accumulation Units allocated to the Subaccount as of the Record Date; less
3.	the amount of the Excess Charge for that Subaccount; provided that the Company will not deduct any Excess Charge from the first subaccount adjustment following the Contract Date.
The net subaccount adjustment will be reinvested on the Reinvestment Date at the Accumulation Unit Value determined as of the close of that date in Accumulation Units of the Subaccount.
An example of this process is as follows. Assuming Contract Value of $50,000 allocated to the Guggenheim StylePlus Large Core Subaccount and one rider with a charge of 0.10%, the Excess Charge would be computed as follows:
Mortality and Expense Risk Charge		0.75%
Plus: Optional Rider Charge	+	0.10%
Less: Minimum Charge	-	0.75%
Excess Charge on an Annual Basis		0.10%

Further assuming 5,000 Accumulation Units with an Accumulation Unit Value of $10 per unit on December 30 and a gross subaccount adjustment of $0.025 per unit declared on December 31 (Record Date), the net subaccount adjustment amount would be as follows:
3

Accumulation Unit Value as of Valuation Date before Record Date		$10.00
Accumulation Unit Value as of Reinvestment Date		$ 9.975
Gross Subaccount adjustment Per Unit		$ 0.025
Less: Excess Charge Per Unit	-	$ 0.00085
Net Subaccount adjustment Per Unit		$ 0.02415
Times: Number of Accumulation Units	x	5,000
Net Subaccount adjustment Amount		$ 120.75

The net subaccount adjustment amount would be reinvested on the Reinvestment Date in Accumulation Units of the Guggenheim StylePlus Large Core Subaccount, as follows: $0.02415 (net subaccount adjustment per unit) divided by $9.975 (Accumulation Unit value as of the Reinvestment Date) times 5,000 Units equals 12.105 Accumulation Units. On the Reinvestment Date, 12.105 Accumulation Units are added to Contract Value for a total of 5,012.105 Accumulation Units after the subaccount adjustment reinvestment. Contract Value on the Reinvestment Date is equal to 5,012.105 Accumulation Units times $9.975 (Accumulation Unit Value as of the Reinvestment Date) for a Contract Value of $49,995.75 after the subaccount adjustment reinvestment.
After the Annuity Start Date, the Company will deduct a mortality and expense risk charge of 1.25% under Annuity Options 1 through 4, 7 and 8. This charge is factored into the annuity unit values on each Valuation Date. Monthly subaccount adjustments are payable after the Annuity Start Date only with respect to Annuity Options 5 and 6.
Limits on Purchase Payments Paid Under Tax‑Qualified Retirement Plans

Section 403(b) — Contributions to 403(b) annuities are excludable from an employee’s gross income if they do not exceed the limits under Sections 402(g), and 415 of the Code. The applicable limit will depend upon whether the annuities are purchased with employer or employee contributions. Rollover contributions are not subject to these annual limits.
Section 402(g) generally limits an employee’s annual elective salary reduction contributions to a 403(b) annuity and any 401(k) arrangement to $19,500 for the 2020 tax year. The $19,500 limit may be adjusted for inflation in $500 increments for future tax years. If an individual is age 50 or over, catch up contributions equal to $6,500 can be made to a 403(b) annuity during the 2020 tax year. The $6,500 limit may be adjusted for inflation in $500 increments for future tax years.
The contribution limits will be reduced by salary reduction contributions to other 403(b) or 401(k) arrangements. An employee under a 403(b) annuity with at least 15 years of service for a “qualified employer” (i.e., an educational organization, hospital, home health service agency, health and welfare service agency, church or convention or association of churches) generally may exceed the annual limit by the lesser of (a) $3,000 ; (b) the excess of $15,000 reduced by the sum of the additional pre-tax elective contributions and designated Roth contributions made in prior years because of this rule; or (c) $5,000 times the number of years of service for the organization, minus the total elective deferrals made for earlier years.
Section 415(c) also provides an overall limit on the amount of employer and employee elective salary reduction contributions to a Section 403(b) annuity that will be excludable from an employee’s gross income in a given year. Generally the Section 415(c) limit for 2020 is the lesser of (i)  $57,000, or (ii) 100% of the employee’s annual compensation.
Roth 403(b) — Elective contributions to a Roth 403(b) arrangement are not excludible from the taxable income of the employee. However, income earned on these contributions is free from federal income tax if distributed in a “qualifying distribution.” Roth 403(b) contributions are subject to the same contribution limits that apply to traditional 403(b) elective contributions-- $19,500 in 2020 with a $6,500 limit on catch up contributions on or after age 50, and a special additional limit of up to $3,000 (limits will be updated) for employees who have at least 15 years of service with a “qualified employer.” Furthermore, contributions made to a Roth 403(b) and a traditional 403(b) are aggregated for the purpose of these limits. For example, if an individual who is only eligible for the $19,500 elective contribution
4

limit makes $9,000 in contributions to a Roth annuity contract, the individual can only make $10,000 in contributions to a traditional 403(b) contract in the same year.
Sections 408 and 408A — Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual’s taxable compensation or $6,000 (for 2020).
If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional or Roth IRA of $1,000 for each tax year.
Spousal IRAs allow an Owner and his or her spouse to each contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of (i) $6,000 (for 2020) or (ii) 100% of that spouse’s compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) $6,000 (for 2020) or (ii) 100% of that spouse’s compensation plus the amount by which the higher compensated spouse’s compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an “active participant” in an employer-sponsored retirement plan.
Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code. Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $56,000 (for 2020). Salary reduction contributions, if any, are subject to additional annual limits.
Performance Information

Performance information for the Subaccounts of the Separate Account, including the yield and effective yield of the Invesco V.I. Government Money Market Subaccount, and the average annual total return and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.
Quotations of yield for the Invesco V.I. Government Money Market Subaccount will be based on the change in the value, exclusive of capital changes and income other than investment income, of a hypothetical investment in a Contract over a particular seven day period, less a hypothetical charge reflecting deductions from the Contract during the period (the “base period”) and stated as a percentage of the investment at the start of the base period (the “base period return”). The base period return is then annualized based on the formula provided below, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Invesco V.I. Government Money Market Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of “effective yield” begins with the same “base period return” used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:
Effective Yield = [(Base Period Return + 1)365/7] – 1
Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of one, five and ten years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period).
Average annual total return figures (referred to as “Standardized Total Return”) are calculated from the inception date of the Subaccounts under the Contract, and reflect the deduction of the maximum mortality and expense risk and optional rider charges of 2.45%, the administration charge of 0.15%, the account administration charge of $30, the charge for Certain Waivers of the Withdrawal Charge of 0.25%, and the contingent deferred sales charge.
5

Other total return figures (referred to as “Non‑Standardized Total Return”) may be quoted that do not assume a surrender and do not reflect deduction of the contingent deferred sales charge and account administration charge of $30; provided that such figures do not reflect the addition of any Credit Enhancement. The contingent deferred sales charge and account administration charge if reflected would lower the Non‑Standardized Total Return. Total return figures that do not reflect deduction of all charges will be accompanied by Standardized Total Return figures that reflect such charges and which date from the Separate Account inception date.
Total return figures may also be shown for periods beginning prior to the availability of the Contract. Such total return figures are based upon the performance of the Underlying Funds, adjusted to reflect the maximum charges imposed under the Contract. Any quotation of performance that pre-dates the date of inception of the Separate Account (or a Subaccount thereof as applicable) will be accompanied by Standardized Total Return figures that reflect the deduction of the applicable contingent deferred sales charge and other fees and charges since the date of inception of the Separate Account or Subaccount.
Total return figures also may be quoted that assume the Owner has purchased an Extra Credit Rider or a Bonus Match Rider and, as such, will reflect any applicable Credit Enhancements or Bonus Amounts, respectively; however, such total return figures will also reflect the deduction of all applicable charges, including any contingent deferred sales charge and any account administration charge.
Quotations of total return for any Subaccount will be based on a hypothetical investment in a Subaccount over a certain period and will be computed by subtracting the initial value of the investment from the ending value and dividing the remainder by the initial value of the investment. Such quotations of total return will reflect the deduction of all applicable charges to the Contract and the Separate Account (on an annual basis) except the applicable contingent deferred sales charge.
Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Contract Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Underlying Fund in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.
Independent Registered Public Accounting Firm

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2019 and 2018 and for the years ended December 31, 2019 and 2018, and for the periods February 1, 2017 through December 31, 2017 and January 1, 2017 through January 31, 2017, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2019 and for each of the specified periods ended December 31, 2019 and 2018, or for portions of such periods as disclosed in the financial statements, appearing in this Statement of Additional Information have been audited by Ernst & Young LLP, 1200 Main Street, Suite 2500, Kansas City, Missouri, 64105, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.
Financial Statements

The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2019 and 2018 and for the years ended December 31, 2019 and 2018, and for the periods February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017, and the financial statements of SBL Variable Annuity Account XIV at December 31, 2019, and for each of the specified periods ended December 31, 2019 and 2018, or for portions of such periods as disclosed in the financial statements, are set forth herein following this section.
The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of the Company to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

6

C O N S O L I D A T E D  F I N A N C I A L  S T A T E M E N T S

Security Benefit Life Insurance Company and Subsidiaries
Years Ended December 31, 2019 and 2018, and Periods
From February 1, 2017 Through December 31, 2017 and
January 1, 2017 Through January 31, 2017
With Report of Independent Auditors

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Financial Statements
Years Ended December 31, 2019 and 2018, and Periods From February 1, 2017 Through December 31, 2017, and January 1, 2017 Through January 31, 2017

Report of Independent Auditors
The Board of Directors
Security Benefit Life Insurance Company
We have audited the accompanying consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company), which comprise the consolidated balance sheets as of December 31, 2019 and 2018, and the related consolidated statements of operations, comprehensive income, changes in stockholder’s equity and cash flows for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017 and January 1, 2017 through January 31, 2017, and the related notes to the consolidated financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and subsidiaries at December 31, 2019 and 2018, and the consolidated results of its operations and its cash flows for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017 and January 1, 2017 through January 31, 2017, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP
April 14, 2020

A member firm of Ernst & Young Global Limited

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets

	December 31
	2019	2018
	Successor	Successor
	(In Thousands, except as noted)
Assets
Investments:
Fixed maturities, available for sale ($24,890.6 million and $21,524.8 million in amortized cost for 2019 and 2018, respectively; includes
$1,142.9 million and $2,420.1 million related to consolidated
variable interest entities for 2019 and 2018, respectively)	$24,921,061	$21,070,877
Trading fixed maturities at fair value	95,664	97,826
Equity securities at fair value	28,815	3,897
Notes receivable from related parties	940,177	3,155,718
Mortgage loans (includes $528.8 million and $634.5 million related to
consolidated variable interest entities for 2019 and 2018, respectively)	1,551,541	1,661,152
Policy loans	75,984	81,030
Cash and cash equivalents (includes $27.0 million and $67.9 million related to consolidated variable interest entities for 2019 and
2018, respectively)	1,914,385	871,317
Short-term investments	2,400	335,924
Call options	580,618	340,472
Other invested assets	862,052	634,222
Total investments	30,972,697	28,252,435

Accrued investment income (includes $10.1 million and $42.9
million related to consolidated variable interest entities for 2019
and 2018, respectively)	310,184	358,134
Accounts receivable (includes $2.9 million and $2.8 million
related to consolidated variable interest entities for 2019
and 2018, respectively)	139,876	99,603
Reinsurance recoverable	1,852,607	1,972,742
Deferred income tax asset	8,438	1,783
Property and equipment, net	52,055	54,284
Deferred policy acquisition costs	555,029	421,027
Deferred sales inducement costs	207,887	150,323
Value of business acquired	1,306,341	1,572,143
Goodwill	96,941	96,941
Other assets	181,745	174,296
Separate account assets	5,418,208	4,905,380

Total assets	$41,102,008	$38,059,091

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Balance Sheets (continued)

	December 31
	2019	2018
	Successor	Successor
	(In Thousands, except as noted)
Liabilities and stockholder’s equity
Liabilities:
Policy reserves and annuity account values	$30,306,240	$28,325,293
Funds withheld liability	119,537	129,107
Accounts payable and accrued expenses (includes $21.7 million and $24.4 million related to consolidated variable interest
entities for 2019 and 2018, respectively)	141,485	180,330
Surplus notes	118,244	119,103
Notes payable related to commission assignments	8,197	25,268
Mortgage debt	9,838	13,381
Debt from consolidated variable interest entities	345,681	364,510
Other liabilities	567,081	362,950
Repurchase agreements	—	302,898
Separate account liabilities	5,418,208	4,905,380
Total liabilities	37,034,511	34,728,220

Stockholder’s equity:
Common stock, $10 par value, 1,000,000 shares
authorized, 700,000 issued and outstanding	7,000	7,000
Additional paid-in capital	2,878,715	2,793,715
Accumulated other comprehensive income	38,259	(161,215)
Retained earnings	1,143,523	691,371
Total stockholder’s equity	4,067,497	3,330,871

Total liabilities and stockholder’s equity	$41,102,008	$38,059,091

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Operations

			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)
Revenues:
Net investment income	$1,677,813	$1,607,102	$1,201,721	$97,037
Asset-based fees	64,681	71,802	65,679	7,147
Other product charges	216,746	215,919	178,877	15,465
Change in fair value of derivatives	337,013	(218,442)	508,806	4,570
Net realized/unrealized gains (losses), excluding
impairment losses on available for sale securities	66,830	(71,319)	60,178	11,463
Total other-than-temporary impairment losses on
available for sale securities and other invested assets	—	(6,812)	(1,369)	—
Other revenues	68,418	75,933	57,942	5,997
Total revenues	2,431,501	1,674,183	2,071,834	141,679

Benefits and expenses:
Index credits and interest credited to account balances	639,454	731,025	445,522	30,376
Change in fixed index annuity embedded derivative
and related benefits	103,926	(425,255)	255,455	22,210
Other benefits	343,313	346,599	282,320	22,424
Total benefits	1,086,693	652,369	983,297	75,010

Commissions and other operating expenses	305,626	290,638	256,856	20,316
Amortization of deferred policy acquisition
costs, deferred sales inducement costs, and
value of business acquired, net of imputed interest	332,826	198,281	258,146	15,202
Interest expense	74,222	98,673	70,225	7,427
Total benefits and expenses	1,799,367	1,239,961	1,568,524	117,955

Income before income tax expense	632,134	434,222	503,310	23,724
Income tax expense	129,982	63,808	114,785	7,341
Net income	$502,152	$370,414	$388,525	$16,383

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Comprehensive Income

			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)

Net income	$502,152	$370,414	$388,525	$16,383
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on
available for sale securities	384,265	(519,535)	152,027	45,830
Net effect of unrealized gains and losses on:
Deferred policy acquisition costs, value of business
acquired and deferred sales inducement costs	(83,573)	120,060	(24,684)	(10,378)
Policy reserves and annuity account values	(101,218)	112,991	(19,642)	(13,144)
Total other comprehensive income (loss), net of tax	199,474	(286,484)	107,701	22,308
Comprehensive income (loss)	$701,626	$83,930	$496,226	$38,691

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Changes in Stockholder’s Equity

			Accumulated
		Additional	Other
	Common	Paid-In	Comprehensive	Retained
	Stock	Capital	Income (Loss)	Earnings	Total
	(In Thousands)
Predecessor
Balance at January 1, 2017	$7,000	$1,248,492	$61,997	$511,918	$1,829,407
Net income	—	—	—	16,383	16,383
Other comprehensive income (loss), net	—	—	22,308	—	22,308
Balance at January 31, 2017	7,000	1,248,492	84,305	528,301	1,868,098

Successor
Adjustments related to change in
control	—	590,620	(84,305)	(528,301)	(21,986)
Balance at February 1, 2017	7,000	1,839,112	—	—	1,846,112
Net income	—	—	—	388,525	388,525
Other comprehensive income (loss), net	—	—	107,701	—	107,701
Contribution from parent	—	650,000	—	—	650,000
Dividends paid	—	—	—	(20,000)	(20,000)
Change in accounting principle (see Note 1)	—	—	16,702	(16,702)	—
Balance at December 31, 2017	7,000	2,489,112	124,403	351,823	2,972,338
Net income	—	—	—	370,414	370,414
Other comprehensive income (loss), net	—	—	(286,484)	—	(286,484)
Contribution from parent	—	300,000	—	—	300,000
Dividends paid	—	—	—	(30,000)	(30,000)
Purchase price allocation adjustment	—	4,603	—	—	4,603
Change in accounting principle (see Note 1)	—	—	866	(866)	—
Balance at December 31, 2018	7,000	2,793,715	(161,215)	691,371	3,330,871
Net income	—	—	—	502,152	502,152
Other comprehensive income (loss), net	—	—	199,474	—	199,474
Contribution from parent	—	85,000	—	—	85,000
Dividends paid	—	—	—	(50,000)	(50,000)
Balance at December 31, 2019	$7,000	$2,878,715	$38,259	$1,143,523	$4,067,497

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows

			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)
Operating activities
Net income	$502,152	$370,414	$388,525	$16,383
Adjustments to reconcile net income to net cash and
cash equivalents provided by operating activities:
Index credits and interest credited to account balances	639,454	731,025	445,522	30,376
Policy acquisition costs deferred	(285,188)	(258,194)	(279,800)	(25,881)
Amortization of deferred policy acquisition costs,
deferred sales inducement costs, and value of business
acquired, net of imputed interest	332,826	198,281	258,146	15,202
Net realized/unrealized losses (gains) of investments	(66,830)	78,131	(64,549)	(12,721)
Change in fair value of derivatives	(337,013)	218,442	(506,806)	(4,570)
Change in fixed index annuity embedded derivative
and related benefits	103,926	(425,255)	255,455	22,210
Amortization of investment premiums and discounts	(8,104)	(56,126)	(5,318)	(4,251)
Depreciation and amortization	7,461	9,352	5,777	1,438
Net sales (purchases) of trading fixed maturities at fair value	9,025	16,098	31,734	(251)
Net sales (purchases) of equity securities at fair value	(14,452)	49,790	(86)	9
Change in funds withheld liability	(9,571)	(6,390)	(32,850)	(743)
Deferred income taxes	(59,679)	(3,576)	(78,169)	(1,919)
Change in annuity guarantees	350,610	337,479	303,027	17,609
Change in reinsurance recoverable	120,135	198,855	287,027	–
Change in accounts receivable	50,014	88,360	(86,199)	113,627
Change in accounts payable	(41,838)	(333,351)	380,748	(62,038)
Change in other liabilities	(16,234)	(222,626)	293,911	(32,672)
Other changes in operating assets and liabilities	(271,405)	(249,394)	(388,572)	15,785
Net cash and cash equivalents provided by (used in) operating activities	1,005,289	741,315	1,207,523	87,593

Investing activities
Sales, maturities, or repayments of investments:
Fixed maturities available for sale	6,917,980	10,597,930	5,172,166	576,743
Mortgage loans	649,244	811,391	259,879	24,572
Call options	347,510	546,234	261,330	16,152
Notes receivable from related parties	5,548,872	7,473,695	8,363,741	831,738
Other invested assets	258,940	159,718	194,399	4,369
	13,722,546	19,588,968	14,251,515	1,453,574
Acquisitions of investments:
Fixed maturities available for sale	(10,140,875)	(11,663,457)	(8,962,008)	(775,437)
Mortgage loans	(484,164)	(532,940)	(7,499,097)	(1,221,289)
Call options	(59,328)	(329,323)	(497,362)	(20,034)
Notes receivable from related parties	(3,323,394)	(6,715,429)	(166,141)	(12,997)
Other invested assets	(445,067)	(306,604)	(187,285)	(885)
	(14,452,828)	(19,547,753)	(17,311,893)	(2,030,642)

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Consolidated Statements of Cash Flows (continued)

			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)
Net sales (purchases) of property and equipment	$(50)	$(3,422)	$1,057	$177
Net sales (purchases) of short-term investments	332,733	(307,400)	10,847	30,830
Net decrease (increase) in policy loans	5,046	(20,697)	(21,143)	415
Net cash and cash equivalents provided by (used in) investing activities	(392,553)	(290,304)	(3,069,617)	(545,646)

Financing activities
Payments on surplus notes, notes payable related to commission
assignments, mortgage debt, and debt from consolidated VIEs	(39,223)	(425,145)	(147,784)	(16,572)
Issuance of notes payable related to commission assignments
and debt from consolidated VIEs	—	44,800	62,566	13,000
Capital contribution from parent	85,000	300,000	650,000	—
Dividends paid to parent	(50,000)	(30,000)	(20,000)	—
Net change in repurchase agreements	(302,898)	302,898	—	—
Deposits to annuity account balances	2,678,444	2,312,662	4,355,248	243,907
Withdrawals from annuity account balances	(1,940,991)	(2,915,786)	(2,893,569)	(90,092)
Net cash and cash equivalents provided by (used in) financing activities	430,332	(410,571)	2,006,461	150,243

Increase (decrease) in cash and cash equivalents	1,043,068	40,440	144,367	(307,810)
Cash and cash equivalents at beginning of period	871,317	830,877	686,510	994,320
Cash and cash equivalents at end of period	$1,914,385	$871,317	$830,877	$686,510

Supplemental disclosures of cash flow information
Cash paid during the period for:
Interest	$48,159	$83,000	$66,553	$5,042

Income taxes	$193,478	$124,719	$156,328	$—

Supplemental disclosure of non-cash information
Cash received in the prior year for policies issued in the current year	$21,435	$17,901	$18,496	$17,848
Securities purchased not yet settled in cash	$33,013	$30,019	$388,316	$36,914
Securities sold not yet settled in cash	$110,014	$19,727	$79,050	$10,899

In 2018, the policy loans related to the separate account funding agreements were refinanced with a related party. This resulted in a non-cash transfer from policy loans of $405.4 million and accrued investment income of $16.0 million to notes receivable from related parties.

See accompanying notes.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements

Years Ended December 31, 2019 and 2018, and Periods From February 1, 2017 Through December 31, 2017, and January 1, 2017 Through January 31, 2017

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies
Nature of Operations
The operations of Security Benefit Life Insurance Company (SBLIC), together with its subsidiaries and consolidated variable interest entities (VIEs) (see Note 3) (referred to herein, collectively, as the Company), consist primarily of marketing and distributing annuities, retirement plans, and other related products throughout the United States. Security Distributors, LLC (SD), a subsidiary of SBLIC, is a registered broker/dealer with the Securities and Exchange Commission (SEC) and is a member of the Financial Industry Regulatory Authority. The Company has entered into an agreement with Security Benefit Business Services, LLC (SBBS), an affiliate, to handle most corporate functions and processes. All employees and the majority of the Company’s expenses are paid by SBBS, and an allocable portion of these costs are then billed to the Company.
SBLIC is a subsidiary of SBL Holdings, LLC (SBLH). Security Benefit Corporation (SBC), SBLH’s parent, and its subsidiaries, were acquired by Eldridge Industries, LLC in a transaction which closed on January 31, 2017 (the Transaction). As a result of the change in control, the Company elected push down accounting to record its assets and liabilities at fair value as of the acquisition date (see Note 13).
The Company offers a diversified portfolio of products comprised primarily of individual and group annuities, including fixed, fixed index, and variable annuities, and retirement plan products through multiple distribution channels.
Basis of Presentation
The consolidated financial statements prior to the closing of the Transaction reflect the historical accounting basis in the Company’s assets and liabilities and are labeled “Predecessor.” The statements subsequent to the Transaction are labeled “Successor” and reflect adjusting the Company’s historical accounting basis to reflect the change in control at the Transaction date in the consolidated financial statements.
The consolidated financial statements include the operations and accounts of SBLIC and its subsidiaries, SD; Gennessee Insurance Agency, LLC (Gennessee); Dunbarre Insurance Agency, LLC (Dunbarre); SAILES 2, LLC (SAILES); Sixth Avenue Reinsurance Company (SARC); and the consolidated VIEs (see Note 3).
All intercompany accounts and transactions have been eliminated in the consolidation.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Use of Estimates
The preparation of the consolidated financial statements and accompanying notes in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect amounts reported and disclosed. Significant estimates and assumptions include the valuation of investments; valuation of derivative financial instruments; determination of other-than-temporary impairments of investments; amortization of deferred policy acquisition costs (DAC), deferred sales inducement costs (DSI), and value of business acquired (VOBA); establishing VOBA in connection with the Transaction; calculation of liabilities for future policy benefits; calculation of income taxes and the recognition of deferred income tax assets and liabilities; and estimating future cash flows on certain structured securities. Management believes that the estimates used in preparing its consolidated financial statements are reasonable.
Investments
Fixed maturity investments include bonds, asset-backed securities, and redeemable preferred stocks. Fixed maturity investments are classified as available for sale and carried at fair value, with related unrealized gains and losses reflected as a component of other comprehensive income or loss (OCI) in the consolidated statements of comprehensive income, net of adjustments related to DAC, DSI, VOBA, and policy reserves and annuity account values and applicable income taxes. The adjustment related to DAC, DSI, VOBA, and policy reserves and annuity account values represents the impact from treating the unrealized gains or losses as if they were realized.
Equity securities include mutual funds, common stocks, and non-redeemable preferred stocks. Before 2018, equity securities are classified as available for sale and are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income (AOCI), net of applicable income taxes. Effective January 1, 2018, equity investments not accounted for under the equity method or the measurement alternative are carried at fair value, with related unrealized gains and losses recognized as a component of the net realized/unrealized gains/(losses) in the consolidated statements of operations.
The Company has elected the measurement alternative for certain equity investments that do not have readily determinable fair value and do not qualify for the practical expedient under ASC 820 to estimate fair value using the net asset value (NAV) per share. Under the alternative, the investments are measured at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. These financial instruments are included in other invested assets on the consolidated balance sheets.

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
The Company has a variable interest in various types of securitization entities, which are deemed VIEs. An entity is a VIE if the equity at risk is not sufficient to support its activities, if the equity holders lack a controlling financial interest or if the entity is structured with non-substantive voting rights. When the Company is determined to be the primary beneficiary of a VIE, the Company consolidates the entity into the financial statements. The primary beneficiary of a VIE is defined as the enterprise with (1) the power to direct the activities of a VIE that most significantly impact the entity’s economic performance and (2) the obligation to absorb losses of the VIE or the right to receive benefits from the VIE that could potentially be significant to the VIE. Accordingly, the Company would not consolidate a VIE when it is not the primary beneficiary. On an ongoing basis, the Company assesses whether it is the primary beneficiary of VIEs in which it has a relationship.
Investments in joint ventures and partnerships are reported in other invested assets and are generally accounted for using the equity method. In applying the equity method, the Company records its share of income or loss reported by equity investees. Prior to January 1, 2018, for some of these investments, where the Company’s partnership interest is so minor that it exercises virtually no influence over operating and financial policies, the Company carried the investment at the estimated fair value, with any adjustments recorded through other comprehensive income (OCI).
The Company classified as trading or elected the fair value option for certain fixed maturity securities that are segregated to support the funds withheld reinsurance liability (see Note 11). The change in fair value of these financial instruments is recognized as a component of net realized/unrealized gains (losses) in the consolidated statements of operations.
Realized capital gains and losses on sales of investments are determined using the average cost method for periods ended and prior to January 31, 2017. For periods subsequent to January 31, 2017, realized capital gains and losses on sales of investments are determined using the specific identification method. Unrealized capital gains and losses related to trading securities are reported as a component of net realized/unrealized gains (losses) in the consolidated statements of operations. Other-than-temporary impairments (OTTIs) are reported separately in the consolidated statements of operations.
To the extent the Company determines that an equity security accounted for under the measurement alternative or equity method is deemed other-than-temporarily impaired, the difference between carrying value and fair value is charged to earnings. For debt securities, if the Company intends to sell the security or it is more likely than not the Company will be required to sell the security before the recovery of the amortized cost basis, the Company recognizes an OTTI equal to the difference between the amortized cost and fair value in net income. For debt securities where the Company

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
does not expect to recover the amortized cost basis, and the Company does not plan to sell nor is it more likely than not that the Company would be required to sell before recovery of the amortized cost basis, the Company bifurcates the OTTI and reports the credit portion of the loss recognized in net income, and the noncredit portion is recognized in OCI.
The credit loss component of a debt security impairment is estimated as the difference between amortized cost and the present value of the expected cash flows of the security. The methodology and assumptions for establishing the best estimate cash flows vary depending on the type of security. For fixed rate securities, the present value is determined using the best estimate cash flows discounted at the effective interest rate implicit to the security just prior to impairment. For variable rate securities, the present value is determined using the best estimate cash flows discounted at the variable rate that exists as of the date the cash flow estimate is made. The asset-backed securities cash flow estimates are based on bond-specific facts and circumstances that may include collateral characteristics such as: expectations of delinquency and default rates, loss severity, asset spreads, and prepayment speeds, as well as structural support, including subordination and guarantees.
Commercial and residential mortgage loans are generally reported at cost, adjusted for amortization of premiums or accrual of discounts, computed using the interest method, net of valuation allowances. Interest income is accrued on the principal amount of the loan based on the loan’s contractual interest rate. Interest income, as well as prepayment of fees and the amortization of the related premium or discount, is reported in net investment income in the consolidated statements of operations. The Company reviews the mortgage loan portfolio using a collectively evaluated impairment methodology to determine the need for a general allowance, which is based upon the Company’s evaluation of the probability of collection, historical loss experience, delinquencies, and other factors. If the Company determines through management’s evaluation of the mortgage loan portfolio that an individual loan has an elevated specific risk profile, the Company will then individually assess the loan for impairment and may assign a specific loan loss allowance.
Policy loans are reported at unpaid principal.
Cash and cash equivalents includes operating cash, other investments with original maturities of 90 days or less, and money market funds principally supported with cash and cash equivalent funds. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

13

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
The Company has agreed to provide a short-term loan facility through bridge or revolver loans to borrowers until permanent financing can be secured or an existing obligation or project is completed. The Company generally receives a commitment fee on unfunded amounts and interest on the amounts funded. Open commitments on bridge loans and revolvers are disclosed in Note 16.
Asset and Liability Derivatives
The Company hedges certain exposures to interest rate risk, foreign exchange risk, and equity market risk by entering into derivative financial instruments. All of the derivative financial instruments are recognized as an asset or liability on the consolidated balance sheets at estimated fair value. For derivative instruments not receiving hedge accounting treatment but that are economic hedges, the gain or loss is recognized in net income during the period of change.
The Company issues certain products that contain a derivative that is embedded in the product, and must be accounted for under Accounting Standards Codification (ASC) 815, Derivatives and Hedging (ASC 815). Under ASC 815, the Company assesses whether the embedded derivative is clearly and closely related to the host contract. The Company bifurcates embedded derivatives from the host instrument for measurement purposes when the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and a separate instrument with the same terms would qualify as a derivative instrument. Embedded derivatives, which are reported with the host instrument on the consolidated balance sheets in policy reserves and annuity account values, are reported at fair value with changes in fair value recognized in the consolidated statements of operations.
The Company formerly entered into agreements with insurance companies to identify and recommend producers for annuity contracts, deliver annuity contracts, collect the first premium, and service the business on the insurance companies’ behalf. The Company paid heaped commissions to field producers and recorded commission receivable for the subsequent receipt of monthly level commissions from the insurance companies for annuity contracts that continue to be in-force policies over a period of time. The commission receivable is comprised of the base level commission payments (the Host Contract) and a commission assignment embedded derivative (the Lapse Risk). In accordance with ASC 815, the Lapse Risk is separated from the Host Contract and accounted for as a derivative instrument. The Lapse Risk is recorded at fair value with the change in unrealized gain (loss) related to lapse-risk recognized in the consolidated statements of operations.

14

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
The Company is party to both bilateral and tri-party agreements with certain derivative instrument counterparties which require the posting of collateral when the market value of the derivative instrument exceeds the cost of the instrument, subject to certain thresholds agreed upon with the counterparties. Collateral posted by counterparties under bilateral agreements is reported on the consolidated balance sheets in cash and cash equivalents with a corresponding liability reported in other liabilities. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. Collateral posted under the tri-party arrangement is not reflected on the consolidated balance sheets.
Deferred Policy Acquisition Costs, Deferred Sales Inducement Costs and Value of Business Acquired
To the extent recoverable from future policy revenues and gross profits, incremental direct costs of contract acquisition (commissions) as well as certain costs directly related to acquisition activities (underwriting, other policy issuance and processing, and selling costs) for the successful acquisition or renewal of deferred annuity business have been deferred. DAC is amortized in proportion to the present value, discounted at the crediting rate, of actual and expected gross profits from investments, withdrawal, mortality, and expense margins. Amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.
DAC is adjusted for the impact on estimated gross profits of net unrealized gains and losses on assets, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.
For insurance and annuity contracts, policyholders can elect to modify product benefits, features, rights, or coverages by exchanging a contract for a new contract or by an amendment, an endorsement, or a rider to a contract or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. The Company accounts for internal replacements as a termination of the original contract and an issuance of a new contract. Any DAC or DSI associated with the original contract is written off. Consistent with this, the Company anticipates these transactions in establishing amortization periods and other valuation assumptions.
DSI consists of bonus interest credits and premium credits added to certain annuity contract values. It is subject to vesting requirements and is capitalized to the extent it is incremental to amounts that would be credited on similar contracts without the applicable feature. DSI is amortized using the same methodology and assumptions used to amortize DAC.

15

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
VOBA is an asset that reflects the present value of estimated net cash flows embedded in the insurance contracts that existed in a life insurance company acquisition. VOBA is amortized using the same methodology and assumptions used to amortize DAC.
Goodwill
Goodwill is recognized for the excess of the purchase price over the fair value of identifiable net assets acquired. Goodwill is not amortized, but is reviewed annually for indications of impairment. If the fair value of the reported goodwill is lower than its carrying amount, goodwill is written down to its fair value; and a charge is reported in the consolidated statements of operations.
Property and Equipment
Property and equipment, including home office real estate, furniture and fixtures, and data processing equipment and certain related systems, are recorded at cost less accumulated depreciation. Computer software includes internally developed software costs that are capitalized when they reach technological feasibility. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets, which generally range from 3 to 39 years.
The Company leased a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that was terminated during 2018. Under this lease, certain operating expenses of the premises were the responsibility of the FHLB, while others were reimbursed to the Company.
In February 2013, SAILES acquired an airplane for other investment purposes. SAILES leases the airplane under an operating lease that expires on February 28, 2025. The asset is depreciated on a straight-line method over 25 years which approximates its estimated productive life and is included in other invested assets on the consolidated balance sheets.
Separate Accounts
The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets are carried at fair value, and separate account liabilities are carried at an equivalent value. Revenues and expenses related to separate account contract holders of the Company are excluded from the amounts reported in the consolidated statements of operations. Investment income and gains or losses arising from separate accounts

16

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues from charges on separate account products consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.
The Company has variable annuity contracts through separate accounts that include various types of guaranteed minimum death benefit (GMDB), guaranteed minimum accumulation benefit (GMAB), guaranteed minimum withdrawal benefit (GMWB), and guaranteed minimum income benefit (GMIB) features. As discussed in Note 4, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative and the benefit reserve based on the specific characteristics of each guaranteed benefit feature.
The Company issued funding agreements to certain related parties through separate accounts whereby the contract holders elect to invest in various investment options offered under the policy. Contract holders have the ability to take policy loans, which are secured by the policy, up to an amount specified in the policy. As of December 31, 2019 and 2018, separate account investments funded through these agreements were $2,059.6 million and $1,861.8 million, respectively, and are reported in separate account assets and liabilities on the consolidated balance sheets. There were no policy loans related to these separate accounts as of December 31, 2019 and 2018. Investment income and gains or losses arising from the investments in the separate account funding agreements accrue directly to the contract holders and, therefore, are not included in investment income in the accompanying consolidated statements of operations. Revenues to the Company from the separate account funding agreements consist primarily of administrative fees assessed at the time the funding agreement was issued and interest on the policy loans issued to the contract holders, if any.
Policy Reserves and Annuity Account Values
Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.
Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated with interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 1.0% to 4.5% during each of the years 2019, 2018, and 2017. Policy reserves are

17

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in stockholder’s equity as a component of AOCI, net of applicable income taxes.
Policy reserves and annuity account values also include general account funding agreements, with certain related parties (the related parties ceased to be considered related as of January 1, 2019), of $495.8 million and $481.0 million at December 31, 2019 and 2018, respectively, which are classified as investment-type contracts. These liabilities consist of floating interest rate and fixed interest rate contracts. These agreements have call provisions that give the holder of the funding agreements the right to require the funding agreement be redeemed by the Company if certain adverse conditions occur.
The Company offers fixed index annuity products with returns linked to the performance of certain indices. The fixed index annuity products also offer a guaranteed lifetime withdrawal benefit (GLWB) and a GMDB. The GLWB and GMDB guarantees are accounted for as benefit reserves. Policy reserves for index annuities are equal to the sum of the fair value of the embedded index options, the host (or guaranteed) components of the index account, and the fixed account accumulated with interest and without reduction for potential surrender charges, plus the benefit reserves for the GLWB and GMDB benefits. The host value is established at inception of the contract and is accreted over the policy’s life at a constant rate of interest. Fair value of the embedded index options is calculated using discounted cash flow valuation techniques based on current interest rates adjusted to reflect the Company’s credit risk and an additional provision for adverse deviation.
Reinsurance Agreements
The Company utilizes reinsurance agreements to manage certain risks associated with its annuity operations and to reduce exposure to large losses. In the accompanying consolidated financial statements, premiums, benefits, and settlement expenses are reported net of reinsurance ceded, whereas policy liabilities and accruals are reported gross of reinsurance ceded. Reinsurance premiums and benefits are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurer insolvencies, the Company evaluates the financial condition of its reinsurers, monitors concentrations of credit risk arising from similar activities or economic characteristics of reinsurers, and requires collateralization of liabilities ceded where allowable by contract.

18

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Deferred Income Taxes
Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company’s consolidated statements of operations as a component of income tax expense or benefit, is based on the changes in deferred income tax assets or liabilities from period to period (excluding unrealized capital gains and losses on securities available for sale). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. The Company records a valuation allowance to reduce its deferred income tax assets to an amount that represents management’s best estimate of the amount of such deferred income tax assets that will more likely than not be realized using the enacted tax rates and laws.
Recognition of Revenues
Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in fixed maturity securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant yield. For structured securities, included in the fixed maturity available for sale securities portfolios, the amortization/accretion of premiums and discounts incorporate prepayment assumptions to produce a constant yield over the expected life of the security. When actual prepayments differ significantly from originally anticipated prepayments, the accretable yield is recalculated to reflect actual payments to date plus anticipated future payments. For securities, purchased or retained, that represent beneficial interests in structured securities other than high credit quality securities, the accretable yield is adjusted using the prospective method when there is a change in estimated future cash flows. For high credit quality securities, the accretable yield is adjusted using the retrospective method. Any adjustments resulting from changes in effective yield are reflected in net investment income.
Revenues from Contracts with Customers
Prior to the adoption of ASC 606 and for the year ended 2018 presented in these financial statements, the Company accounted for its revenues in accordance with ASC 605, Revenue Recognition (ASC 605). For the year beginning January 1, 2019, the Company accounts for its revenue in accordance with ASC 606, Revenue from

19

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Contracts with Customers (ASC 606).The Company has two revenue streams that are recognized in accordance with ASC 606, Revenue from Contracts with Customers (ASC 606): Distribution Revenue and Shareholder Administrative Service Revenue.
Distribution Revenue
SD enters into distribution and underwriting agreements with affiliated and unaffiliated investment vehicles. The Company primarily receives distribution fees paid by the fund or its affiliates over time. The performance obligation is the sale of securities to investors, which is fulfilled on the trade date. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time, as well as the length of time the investor remains in the fund, both of which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund and investor activity is known, which are usually monthly or quarterly. Distribution Revenue for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017 amounted to $20.4 million, $21.1 million, $18.8 million and $1.6 million, respectively, and is included in the consolidated statements of operations in asset-based fees.
Shareholder Administrative Service Revenue
SBLIC enters into agreements with affiliated and unaffiliated investment vehicles for the provision of services such as sub-transfer agency, record keeping and various shareholder administrative services. Management considers these as a series of distinct services, but as a single performance obligation because they are not separable and not distinct within the context of the contract and are highly interrelated. They have the same pattern of transfer (i.e., transfer to customers over time) and use the same method to measure progress (i.e., time based measure of progress). The Company primarily receives fees paid by the fund or its affiliates over time. The performance obligation is the completion of those services. Amounts owed to the Company under the arrangements are primarily variable, as the uncertainty is dependent on the value of the shares at future points in time which are highly susceptible to factors outside of the Company’s influence. These fee payments cannot be finalized until the market value of the fund is known, which are usually monthly or quarterly.  Service fee revenue for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017 amounted to $9.1 million, $9.4 million, $9.0 million and $0.8 million, respectively, and is included in the consolidated statements of operations in asset-based fees.
The Company evaluates the need for an allowance for accounts receivable that it believes will not be collected in full. There was no allowance for doubtful accounts at December 31, 2019 or 2018.

20

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
Recently Issued Accounting Pronouncements
In February 2016, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2016-02, Leases. The guidance in ASU 2016-02 supersedes the lease recognition requirements in ASC Topic 840, Leases. ASU 2016-02 sets out the principles for the recognition, measurement, presentation and disclosure of leases for both parties to a contract (i.e. lessees and lessors). This update requires lessees to apply a dual approach, classifying leases as either finance or operating leases based on the principle of whether or not the lease is effectively a financed purchase by the lessee. This classification will determine whether lease expense is recognized based on an effective interest method or on a straight line basis over the term of the lease. A lessee is also required to record a right-of-use asset and a lease liability for all leases with a term of greater than 12 months regardless of their classification. Leases with a term of 12 months or less will be accounted for similar to existing guidance for operating leases today. This update requires lessors to account for leases using an approach that is substantially equivalent to existing guidance for sales-type leases, direct financing leases and operating leases. The standard is effective January 1, 2021 for the Company, with early adoption permitted. The Company is in the process of evaluating the full impact adoption of this standard will have on the Company in 2021.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses, Measurement of Credit Losses on Financial Instruments. The amendments in this ASU replace the incurred loss impairment methodology in current GAAP with a methodology that reflects expected credit losses and requires consideration of a broader range of reasonable and supportable information to inform credit loss estimates. The new standard is tentatively effective for the Company on January 1, 2023, with early adoption permitted. While the Company is currently evaluating the full impact of this new guidance on the financial statements, the Company believes the new impairment model may lead to earlier recognition of credit losses on certain assets compared to current loss recognition methodology.
In August 2018, the FASB issued ASU 2018-12, Financial Services-Insurance (Topic 944) Targeted Improvements to the Accounting for Long-Duration Contracts. This amendment improves four areas to the accounting for long-duration contracts.
(1) Assumptions used to measure the liability for future policy benefits for traditional and limited-payment contracts. The amendments in this update require an insurance entity to (a) review and, if there is a change, update the assumptions used to measure cash flows at least annually and (b) update the discount rate assumption at each reporting date. The provision for risk of adverse deviation and premium deficiency (or loss recognition) testing are eliminated. The change in the liability estimate as a result of updating cash flow

21

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)

assumptions is required to be recognized in net income. The change in the liability estimate as a result of updating the discount rate assumption is required to be recognized in other comprehensive income. The amendments require that an insurance entity discount expected future cash flows at an upper-medium grade (low-credit-risk) fixed-income instrument yield that maximizes the use of observable market inputs.

(2) Measurement of market risk benefits. The amendments require that an insurance entity measure all market risk benefits associated with deposit (or account balance) contracts at fair value. The portion of any change in fair value attributable to a change in the instrument-specific credit risk is required to be recognized in other comprehensive income.
(3) Amortization of deferred acquisition costs. The amendments simplify the amortization of deferred acquisition costs and other balances amortized in proportion to premiums, gross profits, or gross margins and require that those balances be amortized on a constant level basis over the expected term of the related contracts. Deferred acquisition costs are required to be written off for unexpected contract terminations but are not subject to an impairment test.
(4) Disclosures. The amendments require that an insurance entity provide aggregated roll forwards of beginning to ending balances of the liability for future policy benefits, policyholder account balances, market risk benefits, separate account liabilities, and deferred acquisition costs. The amendments also require that an insurance entity disclose information about significant inputs, judgments, assumptions, and methods used in measurement, including changes in those inputs, judgments, and assumptions, and the effect of those changes on measurement.
The standard is effective January 1, 2024 for the Company, with early adoption permitted. The guidance is to be applied as of the earliest period presented in the financial statements. Management is evaluating the impact of this ASU to its financial statements upon adoption of this standard in 2024.
In January 2017, the FASB issued ASU 2017-04, Intangibles—Goodwill and Other: Simplifying the Test for Goodwill Impairment. Under the amendments in this update, the Company should perform its annual, or interim, goodwill impairment test by comparing the fair value of a reporting unit with its carrying amount. Impairment charges should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. This amendment essentially eliminated “Step 2” from the goodwill impairment test. Additionally, the Company
22

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
should consider income tax effects from any tax deductible goodwill on the carrying amount of the reporting unit when measuring the goodwill impairment loss, if applicable. The amendments in this update shall be applied on a prospective basis. A public business entity that is not an SEC filer should adopt the amendments in this update for its annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2020. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect significant impact to its financial statements upon adoption of this standard in 2021.
Recently Adopted Accounting Pronouncements
In May 2014, the FASB issued ASU 2014-09, Revenue from Contracts with Customers.  This ASU, which replaces most current revenue recognition guidance, including industry specific guidance, prescribes that an entity should recognize revenue to reflect the transfer of promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. On January 1, 2019, the Company adopted ASC 606 using the modified retrospective method for those contracts that were not completed as of the date of adoption. Results for reporting periods beginning after January 1, 2019 are presented under ASC 606, while prior period amounts continue to be reported under prior revenue recognition guidance, ASC 605.  The revenue recognition pattern for Distribution Revenue and Shareholder Administrative Service Revenue is not changed. Overall, the adoption of this ASU did not have a material impact on the consolidated financial statements, as core revenue streams such as insurance contracts and investment contracts are excluded from its scope.
In March 2017, the FASB issued ASU 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20) Premium Amortization on Purchased Callable Debt Securities, which was effective on January 1, 2019. The amendments in this update shorten the amortization period for certain callable debt securities held at a premium. Specifically, the amendments require the premium to be amortized to the earliest call date. The amendments do not require an accounting change for securities held at a discount; the discount continues to be amortized to maturity. The Company adopted this update on January 1, 2019 without any material impact to the consolidated financial statements.
In August 2017, the FASB issued ASU 2017-12, Derivatives and Hedging (Topic 815), Targeted Improvements to Accounting for Hedging Activities, which was effective on January 1, 2019. The amendments in this Update change (1) the designation and measurement guidance for qualifying hedging relationships and (2) the presentation of hedge results. Specifically, the amendments expand and refine hedge accounting for both nonfinancial and financial risk components and align

23

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
the recognition and presentation of the effects of the hedging instrument and the hedged item in the financial statements. The amendments include certain targeted improvements to ease the application of current guidance related to the assessment of hedge effectiveness. The amendments modify disclosures required in current GAAP. The Company adopted this update on January 1, 2019 without any material impact to the consolidated financial statements.
On December 22, 2017, the U.S. federal government enacted a tax bill, H.R.1, An Act to Provide for Reconciliation Pursuant to Titles II and V of the Concurrent Resolution on the Budget for Fiscal Year 2018 (Tax Cuts and Jobs Act). This act reduced the U.S. federal corporate income tax rate and made other changes to the U.S. federal tax law. In February 2018, the FASB issued ASU 2018-02, Income Statement – Reporting Comprehensive Income. The amendments in this ASU allow a reclassification from AOCI to retained earnings for stranded tax effects resulting from the Tax Cuts and Jobs Act. Consequently, the amendments eliminate the stranded tax effects resulting from the Tax Cuts and Jobs Act and will improve the usefulness of information reported to financial statement users. The amendments in this ASU are effective for all entities for fiscal years beginning after December 15, 2018, and interim periods within those fiscal years. Early adoption of the amendments in this ASU is permitted. The Company elected to early adopt ASU 2018-02 as of December 31, 2017 as a change in accounting principle.
As a result of this change in accounting principle, the Company elected to reclassify the income tax effect on items within AOCI to retained earnings. The amount of $16.7 million represents the entire amount of the effect of the change in the U.S. federal corporate income tax rate on the gross deferred tax amounts at the date of enactment of the Tax Cuts and Jobs Act related to items remaining in AOCI. The change in U.S. federal corporate income tax rate had no effect on the Company’s gross valuation allowance.
The Company adopted FASB ASU 2016-01, Financial Instruments-Overall: Recognition and Measurement of Financial Assets and Financial Liabilities on January 1, 2018.  ASU 2016-01 requires certain fair value measured equity investments no longer be eligible for the available for sale classification.  Their changes of fair value are required to be reported in earnings, instead of OCI.
ASU 2016-01 changed how entities recognize, measure, present and make disclosures about certain financial assets and financial liabilities. Under the new guidance, among other provisions, entities have to measure equity investments (except those accounted for under the equity method, those that result in consolidation of the investee and certain other investments) at fair value and recognize any changes in fair value in net income. Entities can elect a measurement alternative for equity investments that do not have readily determinable fair values and do not qualify for the

24

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

1. Nature of Operations, Basis of Presentation and Significant Accounting Policies (continued)
practical expedient in ASC 820 to estimate fair value using the NAV per share (or its equivalent). Under the alternative, entities measure these investments at cost, less any impairment, plus or minus changes resulting from observable price changes in orderly transactions for an identical or similar investment of the same issuer. Entities have to make a separate election to use the alternative for each eligible investment and have to apply the alternative consistently from period to period until the investment’s fair value becomes readily determinable. Entities also have to reassess at each reporting period whether an investment qualifies for this alternative. This measurement alternative must be applied prospectively to all investment that exist as of the date of adoption. As a result of this change in accounting principle, the Company reclassified $0.9 million from AOCI to retained earnings. Upon adoption, the Company also elected the measurement alternative for equity investments in partnerships that do not have readily determinable fair value and do not qualify for the practical expedient in ASC 820.

25

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
Fixed Maturity Investments and Equity Securities
Information as to the amortized cost, gross unrealized gains and losses, fair values, and OTTIs in AOCI, of the Company’s portfolio of fixed maturity investments classified as available for sale, is as follows:
	December 31, 2019 (Successor)
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$138,436	$1,716	$823	$139,329	$—
Obligations of government-sponsored
enterprises	284,917	8,248	52	293,113	—
Corporate	10,710,707	186,251	15,007	10,881,951	(222)
Obligations of foreign governments	35	—	—	35	—
Municipal obligations	108,123	13,276	793	120,606	—
Commercial mortgage-backed	123,560	4,778	116	128,222	—
Residential mortgage-backed	22,046	561	83	22,524	107
Collateralized debt obligations	6,170	2,489	—	8,659	—
Collateralized loan obligations	10,171,999	78,234	292,203	9,958,030	—
Redeemable preferred stock	75,762	16,849	—	92,611	—
Other asset backed	3,248,866	38,158	11,043	3,275,981	—
Total fixed maturity investments	$24,890,621	$350,560	$320,120	$24,921,061	$(115)

	December 31, 2018 (Successor)
	Cost/	Gross	Gross
	Amortized	Unrealized	Unrealized	Fair	OTTIs
	Cost	Gains	Losses	Value	in AOCI
	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$178,309	$597	$2,660	$176,246	$—
Obligations of government-sponsored
enterprises	305,534	953	5,904	300,583	—
Corporate	9,071,514	35,793	162,108	8,945,199	—
Obligations of foreign governments	136	—	1	135	—
Municipal obligations	112,487	4,495	1,187	115,795	—
Commercial mortgage-backed	333,020	1,096	6,252	327,864	—
Residential mortgage-backed	25,161	484	308	25,337	184
Collateralized debt obligations	5,579	2,901	60	8,420	—
Collateralized loan obligations	7,958,184	57,182	379,800	7,635,566	—
Redeemable preferred stock	75,761	—	4,772	70,989	—
Other asset backed	3,459,091	30,135	24,483	3,464,743	—
Total fixed maturity investments	$21,524,776	$133,636	$587,535	$21,070,877	$184

26

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
The amortized cost and fair value of fixed maturity investments at December 31, 2019, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because lenders may have the right to call and borrowers may have the right to prepay obligations with or without penalties.
	Available for Sale
	Amortized	Fair
	Cost	Value
	(In Thousands)

Due one year or less	$170,808	$170,010
Due after one year through five years	7,115,694	7,153,094
Due after five years through ten years	2,762,781	2,836,443
Due after ten years	908,019	982,376
Structured securities with variable principal payments	13,933,319	13,779,138
	$24,890,621	$24,921,061

As of December 31, 2019 and 2018, there were 5 issuers, with a total amount of $2,788.5 million and $2,354.8 million, respectively, other than U.S. Government and its sponsored entities,  where the Company had investment holdings that exceeded 10% of consolidated stockholder’s equity.

27

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
For fixed maturity investments classified as available for sale with unrealized losses as of December 31, 2019 and 2018, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows:
	December 31, 2019 (Successor)
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$45,579	$734	$23,768	$89	$69,347	$823
Obligations of government-sponsored
enterprises	8,287	52	—	—	8,287	52
Corporate	346,165	5,815	290,818	9,192	636,983	15,007
Municipal obligations	692	4	9,979	789	10,671	793
Commercial mortgage-backed	7,385	65	3,218	51	10,603	116
Residential mortgage-backed	2,675	1	6,190	82	8,865	83
Collateralized loan obligations	2,225,280	93,134	4,454,128	199,069	6,679,408	292,203
Other asset backed	678,887	5,791	500,861	5,252	1,179,748	11,043
Total fixed maturity investments, available for sale	$3,314,950	$105,596	$5,288,962	$214,524	$8,603,912	$320,120

Number of securities with unrealized losses		244		307		551
Percent investment grade (AAA through BBB-)		69%		64%		66%

28

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
	December 31, 2018 (Successor)
	Less Than 12 Months		Greater Than or Equal		Total
			to 12 Months
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses
	(In Thousands)
Fixed maturity investments, available for sale:
U.S. Treasury securities and other U.S.
government corporations and agencies	$26,614	$531	$101,311	$2,129	$127,925	$2,660
Obligations of government-sponsored
enterprises	157,108	3,182	95,064	2,722	252,172	5,904
Corporate	5,299,045	147,129	894,743	14,979	6,193,788	162,108
Obligations of foreign governments	—	—	135	1	135	1
Municipal obligations	23,192	506	12,220	681	35,412	1,187
Commercial mortgage-backed	156,628	3,014	117,378	3,238	274,006	6,252
Residential mortgage-backed	11,044	106	7,802	202	18,846	308
Collateralized debt obligations	1,948	60	—	—	1,948	60
Collateralized loan obligations	6,673,595	353,569	186,510	26,231	6,860,105	379,800
Other asset backed	1,098,185	18,853	419,404	5,630	1,517,589	24,483
Redeemable Preferred Stock	70,989	4,772	—	—	70,989	4,772
Total fixed maturity investments, available for sale	$13,518,348	$531,722	$1,834,567	$55,813	$15,352,915	$587,535

Number of securities with unrealized losses		881		299		1,180
Percent investment grade (AAA through BBB-)		70%		91%		75%

The unrealized losses on the fixed maturity investments in the table above can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired. Because the Company does not intend to sell the investments and it is not more likely than not that the Company will be required to sell the investments before recovery of its amortized cost basis, which may be maturity, the Company does not consider those investments to be other than temporarily impaired at December 31, 2019 and 2018. Based on that evaluation and the Company’s ability and intent to hold those investments for a reasonable period of time sufficient for a forecasted recovery of fair value, the Company does not consider those investments to be other-than-temporarily impaired at December 31, 2019 and 2018.

29

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
The Company closely monitors those securities where impairment concerns may exist by considering relevant facts and circumstances to evaluate whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) for fixed maturity securities, the Company’s intent to sell a security or whether it is more likely than not the Company will be required to sell the security before the recovery of its amortized cost basis. For asset-backed securities, several additional factors are taken into account, including cash flows, collateral sufficiency, liquidity, and economic conditions.
The following table provides a rollforward of credit losses recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI. The purpose of the table is to provide detail of (1) additions to bifurcated credit loss amounts recognized in net realized gains (losses) during the period and (2) decrements for previously recognized bifurcated credit losses where the loss is no longer bifurcated and/or there has been a positive change in expected cash flows or accretion of the bifurcated credit loss amount for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)
Balance at beginning of period	$(1,634)	$—	$—	$(6,866)
Credit losses for which an other-than-temporary impairment
was not previously recognized	—	(1,634)	(19)	—
Reduction for securities sold during the year or intended to be sold	—	—	19	—
Balance at end of period	$(1,634)	$(1,634)	$—	$(6,866)

30

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
Major categories of net investment income are summarized as follows for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)

Interest on fixed maturity investments, available for sale	$1,383,005	$1,237,319	$935,213	$75,244
Interest on fixed maturity investments, trading	4,780	5,973	5,853	555
Interest on notes receivable from related parties	165,254	201,343	164,970	14,927
Dividends on equity securities, available for sale	—	—	1,293	—
Dividends on equity securities at fair value	339	285	—	—
Interest on mortgage loans	118,208	151,268	108,371	7,867
Interest on policy loans	3,383	31,101	27,959	2,459
Interest on short-term investments	28,272	22,114	4,917	100
Investment income on cash equivalents	28,625	8,676	6,178	452
Other	9,932	15,440	4,369	462
Total investment income	1,741,798	1,673,519	1,259,123	102,066

Less:
Investment expenses	59,205	60,444	51,549	4,474
Ceded to reinsurer	4,780	5,973	5,853	555
Net investment income	$1,677,813	$1,607,102	$1,201,721	$97,037

Proceeds from sales of fixed maturity investments available for sale and realized gains and losses are as follows for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)

Proceeds from sales	$3,417,971	$7,021,981	$5,115,774	$478,567
Gross realized gains	12,707	31,992	38,195	7,619
Gross realized losses	4,423	57,709	18,826	582

31

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
Net realized/unrealized gains (losses), net of ceded reinsurance gains and associated amortization of DAC, DSI, and VOBA, consist of the following for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)
Realized gains (losses), available for sale:
Fixed maturity investments	$(8,491)	$(26,008)	$19,705	$5,817
Equity securities	—	—	1,597	47
Total realized gains (losses), available for sale	(8,491)	(26,008)	21,302	5,864

Realized gains (losses), other invested assets	54,640	3,228	3,011	(256)

Related impact on DAC, DSI, and VOBA	3,248	49	(4,071)	(1,593)

Net realized/unrealized gains (losses), fixed maturity investments,
trading and fair value option	6,958	(5,449)	4,235	432

Other realized/unrealized gains (losses):
FX gains (losses) on monetary asset	19,425	(47,092)	39,606	9,853
Equity securities at fair value	(2,122)	(418)	4	(8)
Embedded derivative, funds withheld reinsurance	(6,863)	5,846	(2,788)	(405)
Other	129	(1,128)	330	(2,405)
Total other realized/unrealized gains (losses)	10,569	(42,792)	37,152	7,035
Net realized/unrealized gains (losses) before ceded reinsurance	66,924	(70,972)	61,629	11,482

Net ceded reinsurance (gains) losses	(94)	(347)	(1,451)	(19)
Net realized/unrealized gains (losses) before impairments	66,830	(71,319)	60,178	11,463

Impairments:
OTTI of available for sale securities	—	(6,812)	(1,369)	—
Total impairments	—	(6,812)	(1,369)	—

Net realized/unrealized gains (losses)	$66,830	$(78,131)	$58,809	$11,463

The Company recognized $2.5 million and $0.2 million of net unrealized losses on equity securities at fair value held at December 31, 2019 and 2018, respectively.
There were no outstanding agreements to sell securities at December 31, 2019.
At December 31, 2019 and 2018, the Company pledged securities with a market value of approximately $217.6 million and $213.2 million respectively, as collateral in relation to its reinsurance agreements (see Note 10).
At December 31, 2019 and 2018, available for sale bonds with a carrying value of $3.4 million and $3.3 million, respectively, were held in joint custody at various state insurance departments to comply with statutory regulations.

32

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
Mortgage Loans
Mortgage loans consist of commercial and residential mortgage loans. The Company evaluates risks inherent in the brick and mortar commercial mortgage loans based on the property’s operational results supporting the loan. The Company also evaluates the risks inherent in its residential mortgage loan portfolio. The carrying amount of the Company’s mortgage loan portfolio was as follows at December 31:
	December 31
	2019	2018
	Successor	Successor
	(In Thousands)

Commercial mortgage loans	$1,540,901	$1,648,799
Residential mortgage loans	10,640	12,353
Total carrying cost	$1,551,541	$1,661,152

The Company acquired $313.0 million and sold $117.0 million commercial mortgage loans during the year ended December 31, 2019. The Company acquired $113.0 million and sold $516.7 million commercial mortgage loans during the year ended December 31, 2018. The Company acquired $0.7 million and sold no residential mortgage loans during the year ended December 31, 2019. The Company acquired $0.4 million and sold no residential mortgage loans during the year ended December 31, 2018.
The commercial mortgage loan portfolio consists primarily of non-recourse, fixed rate mortgages.
The commercial mortgage loan portfolio is diversified by geographic region (all regions are within the United States, excluding foreign) and specific collateral property type as follows at December 31:

33

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
	2019		2018
	Successor		Successor
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Geographic distribution
West North Central	$561,732	36%	$579,295	35%
Foreign	319,832	21	265,547	16
Pacific	302,935	19	273,158	17
South Atlantic	189,976	12	365,135	22
Middle Atlantic	45,376	3	30,722	2
East North Central	41,884	3	53,084	3
West South Central	38,925	3	39,910	2
Mountain	20,543	1	21,303	1
New England	10,448	1	10,976	1
East South Central	9,250	1	9,669	1
Total	$1,540,901	100%	$1,648,799	100%

	2019		2018
	Successor		Successor
	Carrying Amount	Percent of Total	Carrying Amount	Percent of Total
	(Dollars In Thousands)
Property type distribution
Apartments/Multifamily	$426,534	28%	$210,394	13%
Office	193,997	13	360,306	22
Retail	123,674	8	125,890	8
Hotel/Motel	99,168	6	264,765	16
Industrial	37,303	2	55,301	3
Other	660,225	43	632,143	38
Total	$1,540,901	100%	$1,648,799	100%

The residential mortgages are concentrated in the United States. Most of the debtors of these residential mortgages are officers of the Company or of SBC.

34

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
The Company actively monitors and manages its commercial mortgage loan portfolio. All commercial mortgage loans are analyzed regularly and substantially all are internally rated, based on the National Association of Insurance Commissioners (NAIC) – Risk-Based Capital’s Commercial Mortgage (CM) Rating. As the credit risk for commercial mortgage loans increases, the Company adjusts the CM Rating, per NAIC guidelines, downwards with loans in the category “CM4 and below” having the highest risk for credit loss. CM Ratings on commercial mortgage loans are updated at least annually and potentially more often for certain loans with material changes in collateral value or occupancy and for loans on an internal “watch list.”
Commercial mortgage loans that require more frequent and detailed attention than other loans in the portfolio are identified and placed on an internal “watch list.” Potential criteria that would indicate a possible problem are imbalances in ratios of loan to value or net operating income to debt service, major tenant vacancies or bankruptcies, borrower sponsorship problems, late payments, delinquent taxes and loan relief/restructuring requests.
The Company’s commercial mortgage loan portfolio, consisting of brick and mortar loans, by internal credit risk model was as follows at December 31:
	2019	2018
	Successor	Successor
	(In Thousands)

CM1	$248,056	$283,093
CM2	972,170	989,201
CM3	202,075	263,954
CM4 and Below	118,600	112,551
	$1,540,901	$1,648,799

The residential mortgage loan portfolio is monitored based on performance of the loans. The Company defines nonperforming residential mortgage loans as loans which are 90 days or greater delinquent or on non-accrual status. All of the residential mortgage loans were performing as of December 31, 2019 and 2018.
Commercial and residential mortgage loans are placed on non-accrual status if the Company has concerns regarding the collectability of future payments or if a loan has matured without being paid off or extended. Factors considered may include conversations with the borrower, loss of major tenant, bankruptcy of the borrower or a major tenant, decreased property cash flows for commercial mortgage loans, or number of days past due for residential mortgage loans. Based on an assessment as to the collectability of the principal, a determination is made to apply any

35

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

2. Investments (continued)
payments received either against the principal or according to the contractual terms of the loan. When a loan is placed on nonaccrual status, the accrued unpaid interest receivable is reversed against interest income. Accrual of interest resumes after factors resulting in doubts about collectability have improved. At December 31, 2019 and 2018, there were no mortgage loans on non-accrual status.
The Company did not have a valuation allowance as of December 31, 2019 and 2018 on the mortgage portfolio.
Repurchase Agreements
The Company enters into repurchase agreements, whereby the Company borrows cash from a counterparty at an agreed-upon interest rate for an agreed-upon time frame and pledges collateral in the form of securities. At the end of the agreement, the loan amount is repaid by the Company along with the additional agreed-upon interest, and the securities pledged by the Company are released back to the Company. The Company’s policy requires that, at all times during the term of the repurchase agreement, cash or other forms of collateral provided is sufficient to pay the Company’s obligation to the counterparty. The risks associated with the repurchase agreement program are primarily related to declines in the value of the securities pledged for cash, which, if occurred, results in cash needing to be returned to the original purchasing party or additional securities needing to be posted as collateral. The Company has multiple sources of additional liquidity including additional sources of institutional funding, retail funding, contractual cash flows from the asset portfolio, and sales of investment assets. The Company has approved a Liquidity Risk Policy and associated Liquidity Guidelines to manage the aggregate liquidity risk of the Company. The Company had no repurchase agreements outstanding as of December 31, 2019. The remaining contractual maturity of the repurchase agreements outstanding as of December 31, 2018 was 31 to 90 days. The carrying value of the securities pledged for the repurchase agreements was $319.2 million as of December 31, 2018. The repurchase obligation was $302.9 million as of December 31, 2018, and is included in repurchase agreements on the consolidated balance sheets.

36

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)
Following is a discussion of the Company’s interest in entities that meet the definition of a VIE.
Consolidated Variable Interest Entities
Collateralized Financing Entities
The Company invested in notes issued by collateralized financing entities (CFE) for which it was determined to be the primary beneficiary and therefore required to consolidate the CFE. The notes have contractual recourse only to the related assets of the CFE and are entitled to receive payments to the extent that payments are made on the underlying assets.
In consolidating the CFE, the notes were eliminated as an investment while the underlying assets of the CFE were recorded on the balance sheets as available for sale fixed maturity investments, as well as recording cash and other assets of the CFE. A liability is recorded for other noteholders’ interests in the CFE, which is carried at amortized cost. There is no equity within the CFEs; therefore, the consolidation did not impact the Company’s equity balances. If the Company were to liquidate, the assets of the CFE would not be available to its general creditors, and as a result, the Company does not consider those assets available for the benefit of its investors. However, the Company’s investment in the notes would be available to its general creditors. Additionally, the other investors in the CFEs have no recourse to the Company’s general assets for the debt issued by the CFEs. Therefore, such debt is not the Company’s obligation.
The total assets of consolidated CFEs were $1,180.5 million and $2,636.6 million at December 31, 2019 and 2018, respectively. The total liabilities of consolidated CFEs were $90.1 million and $111.7 million at December 31, 2019 and 2018, respectively.
Real Estate Mortgage Investment Conduit
During 2016, the Company invested in pass through certificates of a Real Estate Mortgage Investment Conduit (REMIC) that held a commercial mortgage loan. The Company, together with its related parties, purchased more than 50% of all the outstanding certificates. The Company holds the greatest share of the REMIC’s outstanding certificates, is therefore considered to be the primary beneficiary and, accordingly, has consolidated the REMIC’s financial statements.
In consolidating the REMIC, the purchased certificates are eliminated and the Company records the underlying commercial mortgage loan of the REMIC on the Company’s consolidated balance sheets. The certificates owned by other investors are recorded as a liability on the Company’s consolidated balance sheets, which is carried at amortized cost. If the Company were to liquidate, the commercial mortgage loan would not be available to its general creditors, and as a result, the Company does not consider the commercial mortgage loan available for the benefits of its

37

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

3. Variable Interest Entities (continued)
investors. However, the Company’s investment in the certificates would be available to the Company’s general creditors. Additionally, the other investors in the REMIC have no recourse to the Company’s general assets for the debt issued by the REMIC. Therefore, such debt is not the Company’s obligation.
The total assets of the consolidated REMIC were $531.2 million and $531.6 million at December 31, 2019 and 2018, respectively. The total liabilities of the consolidated REMIC were $277.3 million and $277.2 million at December 31, 2019 and 2018, respectively.
Unconsolidated Variable Interest Entities
The Company does not need to consolidate investments in certain CFEs because it is not the primary beneficiary of the VIE. The total investment in these unconsolidated CFEs were $6,600.6 million and $6,108.0  million at December 31, 2019 and 2018, respectively, which is also the maximum exposure. Substantially all of the investments in unconsolidated CFEs were collateralized loan obligations at December 31, 2019 and 2018.
The Company has a variable interest in a number of joint ventures and partnerships, which were primarily formed for the purpose of purchasing private equity and fixed income securities, for which the Company is not the primary beneficiary. The Company’s carrying amount of its investment in these VIEs reported in other invested assets on the consolidated balance sheets were $544.1 million and $344.9 million at December 31, 2019 and 2018, respectively, compared to its maximum exposure to loss of $742.3 million and $414.6 million at December 31, 2019 and 2018, respectively. The Company’s maximum exposure to loss of these VIEs is based on existing investments in and additional commitments made to joint ventures and partnerships. The carrying value of unconsolidated investments accounted for under the measurement alternative under ASU 2016-01 was $215.7 million at December 31, 2019 and 2018. Total assets of these unconsolidated entities under the equity method of accounting amounted to $328.4 million and $129.2 million at December 31, 2019 and 2018, respectively.
In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the investment manager. These structured investments typically invest in fixed income investments and are managed by third parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company’s maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. See Note 2 for details regarding the carrying amounts and classification of these assets. The Company has not provided material financial or other support that was not contractually required to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not control these entities.

38

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments
The Company’s overall risk management strategy includes the use of derivative financial instruments to minimize certain significant unplanned fluctuations in earnings associated with assets held and liabilities incurred or expected to be incurred. The Company’s risk of loss exposure is typically limited to the fair value of the derivative financial instruments and not the notional or contractual amounts of the derivatives.
The Company recognizes all derivative financial instruments, such as swaps, currency forwards, call options and other embedded derivatives, on the consolidated balance sheets at fair value, with appropriate adjustments to fair value reflected in earnings, regardless of the purpose or intent for holding the instrument.
The Company sells fixed index deferred annuity contracts which credit interest based on a percentage of the gain in a specified market index. This index crediting feature is an embedded derivative. Most of the premium received is invested in investment grade fixed income securities, and a portion is used to purchase derivatives consisting of call options, futures, and swaps on the applicable indices to fund the index credits due to the index annuity policyholders. At the end of each indexed annuity’s index term, which may be annually, bi-annually, or every five years, the market index used to compute the index credits is reset and a new call option, future, or swap is purchased to fund the next index credit. The Company manages the cost of these purchases through the terms of the fixed index annuities, which permits it to change caps, spreads or participation rates subject to respective guaranteed minimums or maximums at the end of each policy’s index term. By adjusting caps, spreads or participation rates, the Company can manage option costs except in cases where contractual features would prevent further modifications. Although the call options, futures, and swaps are designed to be effective hedges from an economic standpoint, the Company has not applied hedge accounting under ASC 815, Derivatives and Hedging.
The call options are measured at fair value with the mark-to-market generally offsetting the change in the value of the embedded derivative within the product. These call options are highly correlated to the portfolio allocations of the policyholders, such that the Company is economically hedged with respect to index returns for the current reset period.
The Company has certain variable annuity guaranteed living benefit (GLB) products with GMWB and GMAB features that are embedded derivatives. Certain features of these guarantees have elements of both insurance benefits accounted for under ASC 944-40, Financial Services – Insurance – Claim Costs and Liabilities for Future Policy Benefits, and embedded derivatives accounted for under ASC 815 and ASC 820, Fair Value Measurements (ASC 820). The value of the embedded derivative reserve and the benefit reserve are calculated based on the specific characteristics of each GLB feature.

39

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)
In addition, the Company is party to coinsurance with funds withheld reinsurance arrangement with Guggenheim Life and Annuity Company (GLAC), a related party prior to January 1, 2019, (see Note 10) and a coinsurance agreement with an unrelated party. Under ASC 815, the Company’s reinsurance agreements contain an embedded derivative that requires bifurcation due to credit risks the reinsurer is assuming that are not clearly and closely related to the creditworthiness of the Company. The embedded derivative in the funds withheld reinsurance arrangement has characteristics similar to a total return swap, as the Company cedes the total return on a designated investment portfolio to the reinsurer. The reinsurer then assumes the risk associated with the interest credited to the policyholders on the policies covered by the agreements, which is relatively fixed. The value of the embedded derivative in the funds withheld reinsurance arrangement is equal to the value of the unrealized gain or loss on the designated investments. The value of the embedded derivative in the coinsurance agreement is equal to the value of the embedded derivative in the fixed index product.
The Company has entered into currency forwards that are contracts in which the Company agrees with other parties to deliver or receive a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company uses currency forwards to reduce market risks related to fluctuations in currency exchange rates with respect to investments or liabilities held and denominated in foreign currencies.
The Company uses interest rate swaps to reduce market risks from changes in interest rates and to manage interest rate exposure arising from duration mismatches between assets and liabilities. In an interest rate swap, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts calculated by reference to an agreed upon notional amount.
The fair value of the commission assignment embedded derivative (see Note 1) is determined in accordance with ASC 820. The Company uses the income approach method defined in this standard, as market participants would likely use this approach in arriving at a transaction value.
Notional amounts are used to express the extent of the Company’s involvement in derivative financial instruments and represent a standard measurement of the volume of the derivative activity. Notional amounts represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received. Credit exposure represents the gross amount owed to the Company under the derivative contracts as of the valuation date. The maximum amount of economic loss due to the credit exposure is limited by the posting of collateral by the counterparties.

40

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)
The notional amounts and fair value of the Company’s call options, swaps, and currency forwards by counterparty as of December 31 are as follows:
				2019
				Successor
Counterparty	Credit Rating (S&P)		Credit Rating (Moody’s)	Notional Amount	Fair Value
				(In Thousands)

Barclays Bank PLC	A		A2	$1,358,217	$33,461
BNP Paribas	A	+	Aa3	1,188,668	10,352
Bank of America, N.A.	A	+	Aa3	374,941	8,432
Canadian Imperial Bank of Commerce	A	+	Aa2	1,604,255	6,114
Citibank, N.A.	A	+	Aa3	1,768,205	88,945
Goldman Sachs International	A	+	A1	403,850	20,586
JPMorgan Chase Bank, N.A.	A	+	Aa2	871,600	42,857
Merrill Lynch International	A	+	N/A	344,990	5,983
Morgan Stanley & Co International PLC	A	+	A1	3,015,265	111,099
Morgan Stanley Capital Services LLC	A	+	A1	2,613,460	144,361
Natixis, SA	A	+	A1	425,824	882
The Royal Bank of Scotland PLC	BBB	+	Baa2	930,390	8,120
Societe Generale	A		A1	813,600	27,934
UBS AG	A	+	Aa3	797,433	27,414
Exchange Traded	N/A		N/A	1,445,956	31,105
				$17,956,654	$567,645

				2018
				Successor
Counterparty	Credit Rating (S&P)		Credit Rating (Moody’s)	Notional Amount	Fair Value
				(In Thousands)

Barclays Bank PLC	A		A2	$395,788	$2,282
BNP Paribas	A		Aa3	1,364,677	9,360
Bank of America, N.A.	A	+	Aa3	182,300	67
Canadian Imperial Bank of Commerce	A	+	Aa2	1,070,464	27,727
Citibank, N.A.	A	+	A1	1,842,034	77,546
Goldman Sachs International	A	+	A1	715,200	4,208
JPMorgan Chase Bank, N.A.	A	+	Aa2	650,200	40,294
Merrill Lynch International	A	+	N/A	917,315	36,470
Morgan Stanley & Co International PLC	A	+	A1	2,922,228	44,553
Morgan Stanley Capital Services LLC	A	+	A1	2,004,776	106,240
Natixis, SA	A	+	A1	576,003	6,345
Royal Bank of Canada	AA	-	Aa2	35,700	336
The Royal Bank of Scotland PLC	BBB	+	Baa2	698,200	2,538
Societe Generale	A		A1	845,880	6,561
UBS AG	A	+	Aa3	773,847	6,796
Exchange Traded	N/A		N/A	2,123,941	14,311
				$17,118,553	$385,634

41

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)
Collateral posted by counterparties at December 31, 2019 and 2018, applicable to derivative instruments, was $532.0 million and $333.0 million, respectively, and is reflected on the consolidated balance sheets in cash and cash equivalents. This collateral is restricted as to its use. The obligation to repay the collateral is reflected on the consolidated balance sheets in other liabilities. The Company also maintains a margin account at its clearing broker applicable to exchange traded and cleared derivatives. At December 31, 2019 and 2018, the balance of this account was $19.9 million and $31.5 million, respectively, and is reflected on the condensed consolidated balance sheets in other assets. In addition, the Company has entered into tri-party arrangements with counterparties, whereby collateral is posted to and held by a third party. At December 31, 2019 and 2018, collateral posted by the counterparties under the tri-party arrangements was $6.4 million and $42.1 million, respectively, which is not reflected on the consolidated balance sheets.
The fair value of the Company’s derivative financial instruments classified as assets and liabilities on the consolidated balance sheets as of December 31 is as follows:
	Derivative Asset		Derivative Liability
	2019	2018	2019	2018
	Successor	Successor	Successor	Successor	Balance reported in
	(In Thousands)
Derivatives:
Interest rate swaps and total return swaps	$2,272	$3,416	$—	$—	Other invested assets
Call options	580,618	340,472	—	—	Call options
Currency forwards and swaps	—	41,126	15,255	—	Other invested assets
Futures	10	620	—	—	Other invested assets
Total derivative financial instruments	$582,900	$385,634	$15,255	$—

Embedded derivatives:
GMWB and GMAB reserves	$—	$—	$10,863	$9,636	Policy reserves and annuity account values
Fixed index annuity contracts	—	—	1,469,361	1,218,022	Policy reserves and annuity account values
Reinsurance contracts	—	4,835	1,518	—	Other assets or other liabilities
Commission assignment	17,669	15,757	—	—	Other assets
Total embedded derivative financial instruments	$17,669	$20,592	$1,481,742	$1,227,658

42

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

4. Derivative Instruments (continued)
The following table shows the change in the fair value of the derivative financial instruments, excluding fixed index annuity contracts, in the consolidated statements of operations for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor	Change of fair value reported in
	(In Thousands)
Derivatives:
Interest rate swaps and total return swaps	$26,047	$(3,635)	$7,701	$—	Change in fair value of derivatives
Call options	332,168	(282,615)	546,443	10,502	Change in fair value of derivatives
Currency forwards and swaps	(21,395)	66,245	(47,351)	(5,932)	Change in fair value of derivatives
Futures	193	1,563	13	—	Change in fair value of derivatives
Total change in derivative financial instruments	$337,013	$(218,442)	$506,806	$4,570

Embedded derivatives:
GMWB and GMAB reserves	$1,227	$(3,669)	$(2,836)	$(253)	Other benefits
Commission assignment	(1,912)	781	(219)	(1,584)	Other benefits
Total change in embedded derivative financial instruments	$(685)	$(2,888)	$(3,055)	$(1,837)

The changes in fair value of fixed index annuity contracts embedded derivative and other benefits is comprised of the following:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor	Change of fair value reported in
	(In Thousands)
Fixed index annuities - embedded derivatives					Change in fixed index annuity embedded derivative and related benefits
(see Note 15)	$149,068	$(211,533)	$289,293	$18,480
Other changes in difference between policy benefit					Change in fixed index annuity embedded derivative and related benefits
reserves computed using derivative accounting vs. long-duration contracts accounting	(45,142)	(213,722)	(33,838)	3,730
	$103,926	$(425,255)	$255,455	$22,210

The amounts presented as “Other changes in difference between policy benefit reserves computed using derivative accounting vs. long-duration contracts accounting” represents the difference between policy benefit reserve change for fixed index annuities computed under the derivative accounting standard and the long-duration contracts accounting standard, less the change in fair value of our fixed index annuities embedded derivatives that is presented as Level 3 liabilities in Note 15.

43

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

5. Deferred Policy Acquisition Costs
An analysis of the deferred policy acquisition cost asset balance is presented below for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)

Balance at beginning of period	$421,027	$182,434	$—	$1,151,091
Cost deferred	285,188	258,194	279,800	25,881
Imputed interest	12,409	9,604	3,685	2,161
Amortized to expense	(130,921)	(77,532)	(90,399)	(18,772)
Effect of realized (gains) losses	928	101	(212)	(848)
Effect of unrealized (gains) losses	(33,602)	48,226	(10,440)	(16,203)
Balance at end of period	$555,029	$421,027	$182,434	$1,143,310

6. Deferred Sales Inducement Costs
An analysis of the deferred sales inducement costs asset balance is presented below for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)

Balance at beginning of period	$150,323	$76,362	$—	$969,608
Costs deferred	75,943	75,198	80,161	6,851
Imputed interest	3,649	3,091	1,066	1,836
Amortized to expense	(18,583)	(8,179)	(3,895)	(1,116)
Effect of realized (gains) losses	352	33	(86)	(721)
Effect of unrealized (gains) losses	(3,797)	3,818	(884)	—
Balance at end of period	$207,887	$150,323	$76,362	$976,458

44

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

7. Value of Business Acquired
The Company recorded VOBA that is being amortized in a similar manner to the deferred policy acquisition costs. An analysis of VOBA and associated amortization is presented below for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)

Balance at beginning of period	$1,572,143	$1,590,838	$1,787,946	$31,247
Adjustment to Value of Business Acquired(1)	—	6,725	—	—
Imputed interest	32,200	47,185	54,189	139
Amortized to expense	(231,580)	(172,450)	(222,792)	550
Effect of realized gains	1,968	(85)	(3,773)	(24)
Effect of unrealized (gains) losses	(68,390)	99,930	(24,732)	23
Balance at end of period	$1,306,341	$1,572,143	$1,590,838	$31,935

(1)
In 2018 the Company recorded an adjustment to VOBA as a result of the one year measurement period in connection with the Transaction (see Note 13). The reclassification resulted in a shift of VOBA from a different subsidiary of SBLH to SBLIC.

The weighted average amortization period is 36 years for VOBA. The interest accrual rate utilized to calculate the accretion of interest was 2.17% for the year ended December 31, 2019, 2.32% for the year ended December 31, 2018, 3.47% for the period from February 1, 2017 through December 31, 2017, and 5.34% for the period from January 1, 2017 through January 31, 2017.
The estimated future amortization schedule for the next five years based on current assumptions is expected to be as follows (in thousands) for the year ending December 31:
2020	$112,407
2021	102,057
2022	93,989
2023	90,496
2024	88,148

45

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets
Property and Equipment
The following is a summary of property and equipment at cost less accumulated depreciation for the years ended December 31:
	2019	2018
	Successor	Successor
	(In Thousands)
Land and improvements	$6,730	$6,680
Building	51,723	51,723
Furniture	25	25
Computer software	272	272
	58,750	58,700
Less accumulated depreciation	(6,695)	(4,416)
Net property and equipment	$52,055	$54,284

Accumulated depreciation deducted from investment in real estate amounted to $6.4 million and $4.2 million at December 31, 2019 and 2018, respectively.
Airplane
The following is a summary of the asset held at cost less accumulated depreciation as of December 31:
	2019	2018
	Successor	Successor
	(In Thousands)

Airplane	$124,644	$124,644
Less accumulated amortization	(15,103)	(9,937)
	$109,541	$114,707

The asset is included in other invested assets on the consolidated balance sheets.

46

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

8. Other Assets (continued)
Depreciation on the asset for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017, in the amounts of $5.2 million, $5.2 million, $4.8 million, and $0.4 million, respectively, is included in commissions and other operating expenses in the consolidated statements of operations.
Business-Owned Life Insurance
The Company has invested in business-owned life insurance. The investment is carried in other assets on the consolidated balance sheets at net policy value of $22.2 million and $21.7 million at December 31, 2019 and 2018, respectively, with the change in net policy value recorded in other revenue of $0.5 million, $1.1 million, $0.8 million, and $0.1 million for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017, respectively.
Company-Owned Life Insurance
The Company has invested in company-owned life insurance. The investment is carried in other assets at net policy value of $35.9 million and $30.0 million at December 31, 2019 and 2018, respectively, with the change in net policy value recorded as a decrease in other benefits of $5.8 million and $1.6 million for the years ended December 31, 2019 and 2018, respectively, and an increase in other benefits of $4.6 million and $0.6 million, for the periods from February 1, 2017 through December 31, 2017 and January 1, 2017 through January 31, 2017, respectively.

47

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss)
The components of other comprehensive income (loss) are as follows (in thousands):
	Pretax	Tax	After-Tax
Predecessor
Other comprehensive income (loss) for the period ended January 31, 2017:
Unrealized gains (losses) on available for sale securities	$75,948	$(27,051)	$48,897
Foreign exchange adjustments on available for sale securities	764	(274)	490
Reclassification adjustment for gains (losses) included in net income	(5,608)	2,051	(3,557)
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(16,180)	5,802	(10,378)
Policy reserves and annuity account values	(20,492)	7,348	(13,144)
Total other comprehensive income (loss) for the period ended January 31, 2017	$34,432	$(12,124)	$22,308

Successor
Other comprehensive income (loss) for the period ended December 31, 2017:
Unrealized gains (losses) on available for sale securities	$241,382	$(76,625)	$164,757
Foreign exchange adjustments on available for sale securities	3,776	(1,191)	2,585
Reclassification adjustment for gains (losses) included in net income	(24,313)	8,061	(16,252)
OTTI losses recognized in earnings and other comprehensive income (loss)	1,369	(432)	937
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(36,056)	11,372	(24,684)
Policy reserves and annuity account values	(28,693)	9,051	(19,642)
Total other comprehensive income (loss) for the period ended December 31, 2017	$157,465	$(49,764)	$107,701

Other comprehensive income (loss) for the year ended December 31, 2018
Unrealized gains (losses) on available for sale securities	$(680,152)	$130,086	$(550,066)
Foreign exchange adjustments on available for sale securities	(6,678)	1,402	(5,276)
Reclassification adjustment for gains (losses) included in net income	22,780	4,784	27,564
OTTI losses recognized in earnings and other comprehensive income (loss)	6,812	1,431	8,243
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	151,974	(31,914)	120,060
Policy reserves and annuity account values	143,027	(30,036)	112,991
Total other comprehensive income (loss) for the year ended December 31, 2018	$(362,237)	$75,753	$(286,484)

Other comprehensive income (loss) for the year ended December 31, 2019:
Unrealized gains (losses) on available for sale securities	$421,509	$(88,517)	$332,992
Foreign exchange adjustments on available for sale securities	18,753	(3,938)	14,815
Reclassification adjustment for gains (losses) included in net income	46,149	(9,691)	36,458
Net effect of unrealized gains and losses on:
DAC, DSI, and VOBA	(105,789)	22,216	(83,573)
Policy reserves and annuity account values	(128,124)	26,906	(101,218)
Total other comprehensive income (loss) for the year ended December 31, 2019	$252,498	$(53,024)	$199,474
48

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

9. Other Comprehensive Income (Loss) (continued)
Accumulated Other Comprehensive Income
	Foreign Exchange Adjustment	Unrealized Gains (Losses) on Available for Sale Securities	Total Other Comprehensive Income (Loss)
	(In Thousands)

Predecessor
Accumulated other comprehensive income (loss) at January 1, 2017	—	61,997	61,997

Other comprehensive income (loss) before reclassifications	490	25,375	25,865
Amounts reclassified from accumulated other comprehensive income (loss)(1)	–	(3,557)	(3,557)
Accumulated other comprehensive income (loss) at January 31, 2017	490	83,815	84,305

Successor
Adjustments related to change in control and legal structure	(490)	(83,815)	(84,305)
Accumulated other comprehensive income (loss) at February 1, 2017	—	—	—

Other comprehensive income (loss) before reclassifications	2,585	120,431	123,016
Amounts reclassified from accumulated other comprehensive income (loss)(1)	–	(15,315)	(15,315)
Comprehensive income (loss)	2,585	105,116	107,701

Change in accounting principle (see Note 1)	—	—	16,702
Accumulated other comprehensive income (loss) at December 31, 2017	2,585	105,116	124,403

Other comprehensive income (loss) before reclassifications	(5,276)	(317,015)	(322,291)
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	35,807	35,807
Comprehensive income (loss)	(5,276)	(281,208)	(286,484)

Change in accounting principle (see Note 1)	—	866	866
Accumulated other comprehensive income (loss) at December 31, 2018	(2,691)	(175,226)	(161,215)

Other comprehensive income (loss) before reclassifications	14,815	148,201	163,016
Amounts reclassified from accumulated other comprehensive income (loss)(1)	—	36,458	36,458
Accumulated other comprehensive income (loss) at December 31, 2019	$12,124	$9,433	$38,259

(1)
The amounts reclassified from accumulated other comprehensive income (loss) for unrealized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) and income tax expense in the consolidated statements of operations.

49

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance
Principal reinsurance assumed transactions are summarized as follows for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)
Reinsurance assumed:
Premiums received	$11,607	$13,906	$14,543	$1,374
Commissions paid	$2,215	$2,367	$2,283	$189
Claims paid	$7,488	$6,371	$5,714	$704
Surrenders paid	$64,173	$78,534	$61,358	$5,902

Principal reinsurance ceded transactions are summarized as follows for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)
Reinsurance ceded:
Premiums paid	$44,816	$51,071	$60,059	$5,139
Commissions received	$2,459	$2,759	$4,994	$262
Claim recoveries	$66,067	$74,843	$56,765	$6,717
Surrenders recovered	$175,895	$258,883	$411,004	$20,221

The Company is party to a coinsurance agreement with an unrelated party for certain individual fixed annuity and fixed index annuity contracts. At the same time the Company entered into this agreement, the Company also entered into an indemnity retrocession agreement through a coinsurance funds withheld reinsurance agreement with GLAC, whereby the Company ceded and GLAC assumed the same individual annuity contracts that the Company had coinsured.

50

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

10. Reinsurance (continued)
The Company has ceded to GLAC reserves of $387.4 million and $430.1 million as of December 31, 2019 and 2018, respectively. These ceded reserves are recorded in policy reserve liability on the consolidated balance sheets, with the corresponding recoverable amount recorded in reinsurance recoverable on the consolidated balance sheets.
The Company subsequently entered into an assumption reinsurance agreement to assume the previously mentioned annuity contracts converting those contracts to direct business. The annuity contracts continue to be covered under the indemnity retrocession agreement ceded to GLAC after the contracts are converted to direct business. Annuity contracts having reserves of $280.2 million and $317.5 million have been converted to direct business as of December 31, 2019 and 2018, respectively and ceded to GLAC. Annuity contracts having reserves of $107.2 million and $112.6 million as of December 31, 2019 and 2018, respectively, continue as assumed by the Company from the unrelated party and ceded to GLAC.
As of December 31, 2019 and 2018, the value of the Company’s funds withheld liability under all its reinsurance agreements was $119.5 million and $129.1 million, respectively.
At December 31, 2019 and 2018, the Company has receivables totaling $1,852.6 million and  $1,972.7 million, respectively, for reserve credits, reinsurance claims, and other receivables from its reinsurers. Life insurance in force ceded at December 31, 2019 and 2018 was $2,083.5 million and $2,194.5 million, respectively.
As of December 31, 2019 and 2018, the Company had $1,129.6 million and $1,244.9 million, respectively, of reserves that were uncollateralized by the reinsurer.
Through its consolidated captive reinsurance subsidiary, the Company entered into an excess of loss reinsurance agreement with a third party US based reinsurance company. This excess of loss agreement covers fixed index annuities with a GLWB that are issued in 2018 and 2019. Under this excess of loss agreement, if those annuity holders continue to make lifetime withdrawals beyond certain dollar thresholds within the excess of loss coverage period (22-24 years), the third party reinsurance company will reimburse the Company for those benefit payments. The Company did not reduce any policy or annuity reserve liability as a result of this excess of loss agreement.

51

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities
The major components of policy reserves and annuity account values on the consolidated balance sheets are summarized as follows as of December 31:
	2019	2018
	Successor	Successor
	(In Thousands)
Policy reserves and annuity account values
Investment-type insurance contract liabilities:
Liabilities for individual annuities	$27,360,983	$25,248,243
Liabilities for group annuities	550,657	577,039
Funding agreements	495,805	481,023
Other investment-type insurance contract liabilities	1,361	1,343
Total investment-type insurance contract liabilities	28,408,806	26,307,648
Life and other reserves	1,897,434	2,017,645
Total policy reserves and annuity account values	$30,306,240	$28,325,293

The following is a summary of the account values and net amount at risk, net of reinsurance, for fixed index annuity contracts with GMDB invested in the general account as of December 31:
	2019			2018
	Successor			Successor
	Account Value	Net Amount	Weighted-Average Attained Age	Account Value	Net Amount	Weighted- Average Attained Age
		at Risk			at Risk
	(Dollars in Millions)

Rollup GMDB	$644	$184	74	$665	$161	74

The determination of GLWB and GMDB guarantees on fixed index annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves for the GLWB and GMDB guarantees on the fixed index annuity contract holders.
As of December 31, 2019 and 2018, the reserve liability for the GLWB guarantee on fixed index annuities was $1,939.2 million and $1,466.9 million, respectively, and the reserve liability for the GMDB guarantee on fixed index annuities was $34.6 million and $27.9 million, respectively. These reserve liabilities are included in policy reserves and annuity account values.

52

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

11. Insurance Liabilities (continued)
The following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:
	2019			2018
	Successor			Successor
	Account Value	Net Amount at Risk	Weighted-Average Attained Age	Account Value	Net Amount at Risk	Weighted-Average Attained Age
	(Dollars in Millions)
Return of premium	$1,376	$11	65	$1,291	$18	65
Reset	140	—	60	122	6	59
Roll-up	109	47	71	102	60	71
Step-up	3,764	27	69	3,525	74	68
Combo	86	16	75	82	25	74
Subtotal	5,475	101	68	5,122	183	67

Enhanced	4	—	71	3	—	70
Total GMDB	$5,479	$101	68	$5,125	$183	67

The determination of the GMDB and GMIB guarantees on variable annuities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates, and mortality experience. The Company holds reserves and embedded derivatives for GMDB, GMIB, GMWB, and GMAB guarantees it provides for the benefit of variable annuity contract holders. The reserve liability for GMDBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2019 and 2018 was $11.8 million and $14.4 million, respectively. The reserve liability for GMIBs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2019 and 2018 was $17.3 million and $16.2 million, respectively. The embedded derivative for GMWBs and GMABs on variable annuity contracts reflected on the consolidated balance sheets as of December 31, 2019 and 2018 was $7.5 million and $6.8 million, respectively. These liabilities are included in policy reserves and annuity account values.
The components of index credits and interest credited to account balances are summarized as follows:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)
Index credits	$344,145	$480,036	$242,437	$14,798
Interest credited to account balances	295,309	250,989	203,085	15,578
	$639,454	$731,025	$445,522	$30,376

53

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes
The Company is included in a consolidated Non-Life/Life federal income tax return filed by SBC. The Company is no longer subject to U.S. federal and state examinations by tax authorities for the years before 2013. For tax years 2014 and 2015, SBLIC is currently under audit by the IRS. The audits are not expected to have a material impact on the Company.
Under a tax sharing agreement between SBC and certain of its related parties, SBC allocates income tax expenses and benefits to companies in the group generally based upon pro rata contribution of taxable income or operating losses. Through the tax sharing agreement with SBC, the Company had a receivable from SBC of $16.7 million and $5.1 million at December 31, 2019 and 2018, respectively, for taxes, which is included in other liabilities/assets on the consolidated balance sheets.
The Company’s subsidiary, SARC, has a separate tax sharing agreement with SBC.  Under the separate tax sharing agreement, SARC’s losses are benefited only to the extent SARC could otherwise utilize the losses on a stand-alone basis.
The provision for income taxes includes current federal and state income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.
As of December 31, 2019 and 2018, the Company had no gross unrecognized tax benefits. The Company recognizes interest and penalties related to unrecognized tax benefits in interest expense as a component of operating expenses in the consolidated statements of operations. The Company recorded no interest expense for unrecognized tax benefits for the years ended December 31, 2019 and 2018, and periods from February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017.
Income tax expense consists of the following for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)

Current income tax expense	$189,661	$67,384	$192,954	$9,260
Deferred income tax (benefit) expense	(59,679)	(3,576)	(78,169)	(1,919)
Income tax expense	$129,982	$63,808	$114,785	$7,341

54

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)
From a tax return perspective, the Company has $175.3 million of net operating loss carryforwards (NOLs) subject to Internal Revenue Code (IRC) Section 382 (Section 382). Under Section 382, the Company’s use of these NOLs is limited to $12.0 million per year.
The Company’s deferred tax asset position includes $433.3 million of federal net operating loss carryforwards.  The entire NOL is related to SARC losses.
The Company had no NOLs in 2019 for any states in which it is required to file an income tax return.
The Company believes it will be able to utilize the tax benefits associated with these NOLs.
The differences between reported income tax expense and the results from applying the statutory federal rate to income before income tax expense are as follows for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)

Federal income tax expense computed at statutory rate	$132,748	$91,187	$176,161	$8,303
Increases (decreases) in taxes resulting from:
Valuation allowance	—	—	(2,142)	(346)
Dividends received deduction	(3,032)	(1,934)	(7,352)	(7)
Prior period adjustments	3,168	400	(2,499)	—
Tax exempt interest	(231)	(500)	(970)	(31)
Tax rate differential	—	(22,755)	(40,549)	—
Other	(2,671)	(2,590)	(7,864)	(578)
Income tax expense	$129,982	$63,808	$114,785	$7,341

“Other” in the above table includes state income taxes, nondeductible meals and entertainment, nondeductible dues and penalties, and other miscellaneous differences and adjustments.
55

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)
Net deferred income tax assets and liabilities consist of the following as of December 31:
	2019	2018
	Successor	Successor
	(In Thousands)

Deferred income tax assets:
Future policy benefits	$410,964	$409,221
Net unrealized capital loss on investments	—	87,826
Credit carryover	8,666	8,666
Rider fee	10,407	10,508
Net operating loss carryforward	90,996	—
Other	6,342	3,249
Total deferred income tax assets	527,375	519,470

Deferred income tax liabilities:
Net unrealized gain on derivatives	62,259	4,487
Deferred policy acquisition costs and deferred sales
inducements	131,893	94,114
Net unrealized capital gain on investments	14,345	—
Investments	890	44,930
Value of business acquired	274,332	330,150
Depreciation	29,093	28,017
Commission accrual	4,413	8,156
Other	1,712	7,833
Total deferred income tax liabilities	518,937	517,687
Net deferred income tax assets (liabilities)	$8,438	$1,783

The oldest credit carryover will expire in 2031 and relates to general business credits.
The Company assesses the available positive and negative evidence surrounding the recoverability of the deferred income tax assets and applies its judgment in estimating the amount of valuation allowance necessary under the circumstances. The Company did not record a valuation allowance on deferred tax assets as of December 31, 2019 and 2018.
The Tax Cuts and Jobs Act reduces the US federal corporate tax rate from 35% to 21% along with other changes, including how tax reserves are computed. At December 31, 2017, the Company had not completed accounting for the tax effects of the enactment of the Tax Cuts and Jobs Act; however, the Company had made a reasonable estimate of the effects on the existing deferred tax balances. At December 31, 2018, the Company has completed the accounting for the tax effects on the existing deferred tax balances. This did not result in any material modifications to the deferred tax balances.

56

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

12. Income Taxes (continued)
At December 31, 2018, the Company has completed the accounting for the tax effects on the existing deferred tax balances. This did not result in any material modifications to the deferred tax balances.
13. Business Combinations and Pushdown Accounting
On January 31, 2017, the Company experienced a change of control transaction. This event met the definition of a business combination under ASC 805, Business Combinations (ASC 805).
Under GAAP, an acquirer of a business initially recognizes the acquired assets and liabilities at fair value. If the acquired business prepares separate financial statements, ASC 805 allows those statements to be prepared using the acquired company’s historical basis or the “stepped-up” or “pushdown” basis of the acquirer. The Company has elected pushdown accounting to record its assets and liabilities at fair value as of the acquisition date of January 31, 2017 and a purchase price allocated to the Company of $1,846.1 million.

57

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

13. Business Combinations and Pushdown Accounting
The following table summarizes the allocation of the purchase price, which was generally based upon estimated fair values of the assets acquired and liabilities assumed as of the acquisition date of January 31, 2017.
January 31, 2017
(In Thousands)
Assets
Investments:
Securities available for sale:
Fixed maturities	$16,746,415
Equity securities	49,906
Securities trading:
Fixed maturities	147,184
Equity securities	69
Notes receivable from related parties	4,356,695
Mortgage loans	1,651,183
Policy loans	444,558
Cash and cash equivalents	686,510
Short-term investments	38,904
Call options	388,743
Other invested assets	439,500
Total investments	24,949,667

Accrued investment income	238,963
Accounts receivable	101,764
Reinsurance recoverable	2,458,624
Property and equipment, net	55,272
Value of business acquired	1,787,946
Goodwill	96,708
Other assets	80,021
Separate account assets	5,489,878
Total assets	35,258,843

Liabilities:
Policy reserves and annuity account values	26,261,370
Funds withheld	168,347
Accounts payable and accrued expenses	132,933
Deferred income tax liability	81,340
Surplus notes	120,811
Notes payable related to commission assignments	67,284
Mortgage debt	23,033
Debt from consolidated variable interest entities	698,845
Note payable - SAILES 2, LLC	77,313
Other liabilities	291,577
Separate account liabilities	5,489,878
Total liabilities	33,412,731
Net assets acquired	$1,846,112

58

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

14. Goodwill
As of December 31, 2019 and 2018, the Company had a carrying value of goodwill of $96.9 million. Impairment of goodwill is evaluated annually for SBLIC. As a result of the December 31, 2019 and 2018 annual impairment test, the Company determined that the carrying value of goodwill did not exceed fair value; therefore, no amounts were impaired. No impairments were recognized in 2019 and 2018.
15. Fair Value Measurements
Fair Value Hierarchy
In accordance with ASC 820, the Company groups its financial assets and liabilities measured at fair value in three levels based on the inputs and assumptions used to determine the fair value. The levels are as follows:
Level 1 – Valuations are based upon unadjusted quoted prices for identical instruments traded in active markets.
Level 2 – Valuations are based upon quoted prices for similar instruments in active markets, quoted prices for identical or similar instruments in markets that are not active, model-based valuation techniques for which significant assumptions are observable in the market, and option pricing models using inputs observable in the market.
Level 3 – Valuations are generated from techniques that use significant assumptions not observable in the market. These unobservable assumptions reflect the Company’s assumptions that market participants would use in pricing the asset or liability. Valuation techniques include discounted cash flow models, spread-based models, and similar techniques, using the best information available in the circumstances.

59

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)
Determination of Fair Value
Under ASC 820, the Company bases fair values on the price that would be received to sell an asset (exit price) or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy in ASC 820.
Cash equivalents
Cash equivalents include highly liquid securities with an original maturity of 90 days or less and money market accounts. The cash equivalents based on quoted market prices are included in Level 1 assets. When quoted prices are not available, the Company utilizes an independent pricing service, and includes those cash equivalents in Level 2 assets.
Fixed maturity investments
The fair values of fixed maturity securities in an active and orderly market are largely determined by utilizing third party pricing services. The Company has regular interactions with pricing services and its investment advisors to understand the pricing methodologies used and to confirm the prices are utilizing observable inputs. The pricing methodologies will vary based on the asset class and include inputs such as estimated cash flows, reported trades, broker quotes, credit quality, industry and economic events. Fixed maturity investments with fair values obtained from pricing services, applicable market indices, or internal models with substantially observable inputs are included in Level 2.
The Company will obtain a broker quote or utilize an internal pricing model specific to the asset utilizing unobservable relevant inputs if the Company is not able to utilize observable inputs. These assets are included in Level 3.
Equity securities
Fair values of equity securities are determined using quoted prices in active markets for identical assets when available, which are included in Level 1. When quoted prices are not available, the Company utilizes internal valuation methodologies appropriate for the specific asset that use observable inputs such as underlying share prices; therefore, the assets are included in Level 2.

60

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)
Fair values might also be determined using broker quotes or through the use of internal models or analysis that incorporates significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such securities. These assets are included in Level 3.
Short-term investments
Fair values of short-term investments are determined using broker quotes or through the use of internal models or analysis that incorporate significant assumptions deemed appropriate given the circumstances and consistent with what other market participants would use when pricing such investments. These assets are included in Levels 2 or 3, depending on the observability of the inputs.
Call options, currency forwards, swaps, and futures
Certain fair values of call options are valued with models that use market observable inputs, which are included in Level 2. Currency forwards with fair values obtained from pricing services with substantially observable inputs are included in Level 2. Swaps with fair values obtained from counterparties with substantially observable inputs are included in Level 2. Futures, swaps, and call options with fair values obtained from unadjusted quoted prices for identical instruments traded in active markets are included in Level 1.
Separate account assets
Separate account assets include equity securities, investments in notes receivable and investments in partnerships. The fair value of the equity securities within the separate accounts is determined using quoted prices in active markets for identical assets and is reflected in Level 1. The fair value of the investments in private notes within the separate accounts was determined using internal pricing models using inputs unobservable in the market. The fair value for partnerships within the separate accounts was determined through the use of an external third party pricing specialist through the use of the market approach, income approach, and underlying assets approach. The investments in private notes and partnerships are reflected in Level 3.
Reinsurance derivative asset/liability
The fair value of the reinsurance derivative is estimated based on the fair value of the assets supporting the funds withheld reinsurance liability under the coinsurance funds withheld arrangement or based on the fair value of the investment contract guarantee embedded derivative. These assets/liabilities are included in Level 3.

61

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)
Embedded derivatives – commission assignment
The fair value of the commission assignment embedded derivatives is determined by comparing the current period updated actuarial projected future cash flows, discounted to present value, to the amortized cost of the base level commission payments on the reporting date. The main variables considered in the actuarial projected future cash flows include: (i) policies that remain in-force; (ii) persistency expectations; (iii) expected future cash flows related to the level commission payments; and (iv) discount rate. These assets are included in Level 3.
Embedded derivatives – GMWB and GMAB reserves
The Company records guarantees for variable annuity contracts containing guaranteed riders for GMABs and GMWBs as derivative instruments. The fair value of the obligation is calculated based on unobservable inputs with actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the anticipated life of the related contracts. The cash flow estimates are produced using stochastic techniques under a variety of market returns scenarios and other assumptions. These liabilities are included in Level 3.
Embedded derivatives – fixed index annuity contracts
Fair values of the Company’s embedded derivative component of the fixed index annuity policy liabilities are determined by (i) projecting policy contract values and minimum guaranteed contract values over the expected lives of the contracts and (ii) discounting the excess of the projected contract value amounts at the applicable risk-free interest rates adjusted for the nonperformance risk related to those liabilities. The projections of policy contract values are based on the Company’s best estimate assumptions for future policy growth and future policy decrements. The Company’s best estimate assumptions for future policy growth include assumptions for the expected index credit on the next policy anniversary date derived from the fair values of the underlying call options purchased to fund such index credits and the expected costs of call options the Company will purchase in the future to fund index credits beyond the next policy anniversary. The projections of minimum guaranteed contract values include the same best estimate assumptions for policy decrements as were used to project policy contract values. These liabilities are included in Level 3.
One of the Company’s fixed index annuity products has an embedded derivative feature that returns GLWB rider charges in excess of index credits over a five year period.  The guarantee is reset on each fifth policy anniversary while in the accumulation phase.  The fair value of the policy’s embedded derivative is determined using the mean present value of a risk-neutral stochastic projection of the account value.  Discount rates are projected risk-free rates plus the Company’s own credit spread margin. These liabilities are included in Level 3.

62

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)
Assets and Liabilities Measured and Reported at Fair Value
The following table presents categories measured at fair value on a recurring basis:
	December 31, 2019 (Successor)
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$1,761,776	$1,575,634	$186,142	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	139,329	—	139,329	—
Obligations of government-sponsored enterprises	293,113	—	293,113	—
Corporate	10,944,384	—	3,411,548	7,532,836
Obligations of foreign governments	35	—	35	—
Municipal obligations	120,606	—	120,606	—
Commercial mortgage-backed	131,166	—	127,932	3,234
Residential mortgage-backed	22,524	—	17,723	4,801
Collateralized debt obligations	8,659	—	8,659	—
Collateralized loan obligations	9,983,702	—	8,724,268	1,259,434
Redeemable preferred stock	93,325	—	1,775	91,550
Other asset backed	3,279,882	—	1,705,803	1,574,079
Total fixed maturity investments	25,016,725	—	14,550,791	10,465,934
Equity securities:
Consumer	9,600	9,600	—	—
Mutual funds	4,176	4,176	—	—
Preferred stocks	15,039	—	15,039	—
Total equity securities	28,815	13,776	15,039	—

Short-term investments	2,400	—	125	2,275
Call options	580,618	30,424	550,194	—
Interest rate swaps and total return swaps	2,272	372	1,900	—
Futures	10	10	—	—
Commission assignment derivative asset	17,669	—	—	17,669
Separate account assets	5,418,208	3,358,608	—	2,059,600
Total assets	$32,828,493	$4,978,824	$15,304,191	$12,545,478

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$10,863	$—	$—	$10,863
Currency forwards and swaps	15,255	—	15,255	—
Reinsurance derivative liability	1,518	—	—	1,518
Fixed index annuity contracts	1,469,361	—	—	1,469,361
Total liabilities	$1,496,997	$—	$15,255	$1,481,742

63

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)

	December 31, 2018 (Successor)
		Fair Value Hierarchy Level
	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets:
Cash equivalents	$749,959	$743,959	$6,000	$—
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	176,246	—	176,246	—
Obligations of government-sponsored enterprises	300,583	—	300,583	—
Corporate	9,010,826	—	1,660,342	7,350,484
Obligations of foreign governments	135	—	135	—
Municipal obligations	115,794	—	115,794	—
Commercial mortgage-backed	330,790	—	327,604	3,186
Residential mortgage-backed	25,337	—	19,868	5,469
Collateralized debt obligations	8,420	—	8,420	—
Collateralized loan obligations	7,660,444	—	6,832,150	828,294
Redeemable preferred stock	71,630	—	1,621	70,009
Other asset backed	3,468,498	—	1,545,541	1,922,957
Total fixed maturity investments	21,168,703	—	10,988,304	10,180,399
Equity securities:
Financial	171	—	—	171
Mutual funds	3,726	3,726	—	—
Total equity securities	3,897	3,726	—	171

Short-term investments	335,924	—	335,439	485
Call options	340,472	7,647	332,825	—
Currency forwards and swaps	41,126	—	41,126	—
Interest rate swaps and total return swaps	3,416	6,033	(2,617)	—
Futures	620	620	—	—
Reinsurance derivative asset	4,835	—	—	4,835
Commission assignment derivative asset	15,757	—	—	15,757
Separate account assets	4,905,380	3,043,580	—	1,861,800
Total assets	$27,570,089	$3,805,565	$11,701,077	$12,063,447

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$9,636	$—	$—	$9,636
Fixed index annuity contracts	1,218,022	—	—	1,218,022
Total liabilities	$1,227,658	$—	$—	$1,227,658

64

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)
Changes in Level 3 Fair Value Measurements
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2019 is as follows:
		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2019	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2019	Change in Unrealized Gains (losses) in Net Income for Positions Still Held
	Successor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$7,350,484	$(11,421)	$193,328	$15,749	$(15,304)	$7,532,836	$86
Commercial mortgage-backed	3,186	2	76	(30)	—	3,234	—
Residential mortgage-backed	5,469	(4)	61	(725)	—	4,801	—
Collateralized loan obligations	828,294	(10,287)	(3,579)	771,139	(326,134)	1,259,434	—
Other asset backed	1,922,957	2,188	(2,657)	(326,096)	(22,313)	1,574,079	—
Redeemable preferred stock	70,009	—	21,541	—	—	91,550	—
Total fixed maturity investments	10,180,399	(19,522)	208,770	460,037	(363,751)	10,465,934	86

Equity securities:
Financial	171	350	(146)	(375)	—	—	—
Total equity securities	171	350	(146)	(375)	—	—	—

Short-term investments	485	—	28	1,762	—	2,275	—
Reinsurance derivative asset	4,835	(4,835)	—	—	—	—	—
Commission assignment
derivative asset	15,757	1,912	—	—	—	17,669	—
Separate account assets(2)	1,861,800	197,800	—	—	—	2,059,600	—
Total assets	$12,063,447	$175,705	$208,652	$461,424	$(363,751)	$12,545,478	$86

Liabilities:
Derivatives and embedded derivatives:
Reinsurance derivative liability	$—	$1,518	$—	$—	$—	$1,518	$—
GMWB and GMAB reserves	9,636	1,227	—	—	—	10,863	—
Fixed index annuity contracts	1,218,022	149,068	—	102,271	—	1,469,361	—
Total liabilities	$1,227,658	$150,295	$—	$102,271	$—	$1,481,742	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)
Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

65

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)
The details of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2019 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	Successor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$4,040,531	$111,126	$3,078,903	$1,057,005	$15,749
Commercial mortgage-backed	—	—	—	30	(30)
Residential mortgage-backed	—	—	—	725	(725)
Other asset backed	186,057	—	223,642	288,511	(326,096)
Collateralized loan obligations	918,905	—	93,734	54,032	771,139
Total fixed maturity investments	5,145,493	111,126	3,396,279	1,400,303	460,037

Equity securities:
Financial	—	—	375	—	(375)
Total equity securities	—	—	375	—	(375)

Short-term investments	84,083	—	—	82,321	1,762
Total assets	$5,229,576	$111,126	$3,396,654	$1,482,624	$461,424

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$136,227	$—	$33,956	$102,271
Total liabilities	$—	$136,227	$—	$33,956	$102,271

66

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)
The reconciliation for all Level 3 assets and liabilities measured at fair value using significant unobservable inputs for the year ended December 31, 2018 is as follows:
		Total Realized/Unrealized
		Gains and Losses
	Balance at January 1, 2018	Included in Net Income(1)	Included in Other Comprehensive Income	Purchases, Issuances, Sales, and Settlements	Transfers	Balance at December 31, 2018	Change in Unrealized Gains (losses) in Net Income for Positions Still Held
	Successor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$5,050,514	$(15,270)	$(143,377)	$2,094,664	$363,953	$7,350,484	$(286)
Municipal obligations	3,636	—	—	—	(3,636)	—	—
Commercial mortgage-backed	5,606	(4)	(161)	(2,255)	—	3,186	—
Residential mortgage-backed	6,232	(5)	(82)	(676)	—	5,469	—
Collateralized debt obligations	1,017	—	—	—	(1,017)	—	(3)
Collateralized loan obligations	361,005	14,550	7,538	311,009	134,192	828,294	—
Other asset backed	1,776,104	18,108	11,886	(174,832)	291,691	1,922,957	(122)
Redeemable preferred stock	—	(255)	(4,736)	75,000	—	70,009	—
Total fixed maturity investments	7,204,114	17,124	(128,932)	2,302,910	785,183	10,180,399	(411)

Equity securities:
Financial	39	—	132	—	—	171	—
Government	4,618	1,227	—	(5,845)	—	—	—
Total equity securities	4,657	1,227	132	(5,845)	—	171	—

Short-term investments	28,505	—	(28)	(27,992)	—	485	—
Other invested assets	215,700	—	—	(215,700)	—	—	—
Reinsurance derivative asset	327	4,508	—	—	—	4,835	—
Commission assignment
derivative asset	16,538	(781)	—	—	—	15,757	—
Separate account assets(2)	1,937,900	(76,100)	—	—	—	1,861,800	—
Total assets	$9,407,741	$(54,022)	$(128,828)	$2,053,373	$785,183	$12,063,447	$(411)

Liabilities:
Derivatives and embedded derivatives:
GMWB and GMAB reserves	$13,305	$(3,669)	$—	$—	$—	$9,636	$—
Fixed index annuity contracts	1,377,274	(211,533)	—	52,281	—	1,218,022	—
Total liabilities	$1,390,579	$(215,202)	$—	$52,281	$—	$1,227,658	$—

(1)	Both realized gains (losses) and mark-to-market unrealized gains (losses) are generally reported in net realized capital gains (losses) within the consolidated statements of operations.
(2)	Gains and losses for separate account assets do not impact net income as the change in value of separate account assets is offset by a change in value of separate account liabilities.
(3)
Unrealized gains (losses) on available for sale securities are included in accumulated other comprehensive income on the consolidated balance sheets, and realized gains (losses) on available for sale securities are included in net realized/unrealized gains (losses) in the consolidated statements of operations.

67

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)

The detail of the Level 3 purchases, issuances, sales, and settlements for the year ended December 31, 2018 is as follows:
	Purchases	Issuances	Sales	Settlements	Net
	Successor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$5,128,022	$27,159	$2,461,774	$598,743	$2,094,664
Commercial mortgage-backed	—	—	2,195	60	(2,255)
Residential mortgage-backed	—	—	—	676	(676)
Other asset backed	523,991	—	13,072	199,910	311,009
Redeemable preferred stock	97,215	—	144,227	127,820	(174,832)
Collateralized loan obligations	75,000	—	—	—	75,000
Total fixed maturity investments	5,824,228	27,159	2,621,268	927,209	2,302,910

Equity securities:
Government	117,227	—	115,534	7,538	(5,845)
Total equity securities	117,227	—	115,534	7,538	(5,845)

Short-term investments	977	—	28,505	464	(27,992)
Other invested assets	—	—	—	215,700	(215,700)
Total assets	$5,942,432	$27,159	$2,765,307	$1,150,911	$2,053,373

Liabilities:
Derivatives and embedded derivatives:
Fixed index annuity contracts	$—	$85,493	$—	$33,212	$52,281
Total liabilities	$—	$85,493	$—	$33,212	$52,281

68

Security Benefit Life Insurance Company and Subsidiaries
Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)
Transfers
Transfers of assets and liabilities measured at fair value between hierarchy levels for the year ended December 31, 2019 are as follows:
	Transfers out of Level 1 into Level 2	Transfers out of Level 1 into Level 3	Transfers out of Level 2 into Level 1	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 1	Transfers out of Level 3 into Level 2
	Successor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$—	$—	$—	$—	$—	$(15,304)
Collateralized loan obligations				250,280		(576,414)
Other asset backed	—	—	—	—	—	(22,313)
Total fixed maturity investments	$—	$—	$—	$250,280	$—	$(614,031)

Transfers of assets and liabilities measured at fair value between hierarchy levels for the year ended December 31, 2018 are as follows:
	Transfers out of Level 1 into Level 2	Transfers out of Level 1 into Level 3	Transfers out of Level 2 into Level 1	Transfers out of Level 2 into Level 3	Transfers out of Level 3 into Level 1	Transfers out of Level 3 into Level 2
	Successor
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$—	$—	$—	$385,443	$—	$(21,490)
Municipal obligations	—	—	—	—	—	(3,636)
Collateralized debt obligations	—	—	—	—	—	(1,017)
Collateralized loan obligations	—	—	—	247,354	—	(113,162)
Other asset backed	—	—	—	332,852	—	(41,161)
Total fixed maturity investments	$—	$—	$—	$965,649	$—	$(180,466)

The majority of the assets transferred into Level 3 during 2019 and 2018 was due to the inability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques. The majority of assets transferred out of Level 3 during 2019 and 2018 was due to the ability to obtain a price from a recognized third party pricing vendor or due to changes in the observability of inputs or valuation techniques.
The transfers between levels are determined as of the end of the period for which the transfer is completed.

69

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)
Quantitative Information about Level 3 Fair Value Measurements
The following table provides quantitative information about the significant unobservable inputs used for fair value measurements categorized within Level 3, excluding assets and liabilities for which significant unobservable inputs primarily consist of those valued using broker quotes.
	As of December 31, 2019 (Successor)
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$6,562,483	Discount Model	Credit Spread	128 - 575 [355] basis points (bps)
	72,119		Discount Rate	3.05% - 11.00% [7.26%]
	340,878	Market Comparables	Credit Spread	195 - 362 [302] bps
	316,511	Spread Duration	Credit Spread	299 - 821 [677] bps
	161,976	Yield Analysis	Yield	4.95% - 9.68% [7.55%]
	44,468	Waterfall	Cashflows
	1,442	Enterprise Value	Broadcast cash flow (BCF) multiple	5.2x
Collateralized loan obligations	159,736	Discount Model	Discount Rate	2.15% - 9.30% [3.69%]
	550		Credit Spread	284 bps
	10,026	Market Comparables	Credit Spread	352 bps
	7,162	Residual Equity	Residual Equity
Redeemable preferred stock	91,550	Market Comparables	Price/Book Multiple	1.23x
Other asset backed	1,206,075	Discount Model	Credit Spread	128 - 312 [239] bps
	9,274		Discount Rate	3.08% - 9.75% [4.90%]
	723	Yield Analysis	Yield	3.19%
Total fixed maturity investments	8,984,973

Short-Term investments	2,275	Discount Model	Credit Spread	519 bps
Commission assignment
derivative asset	17,669	Income Approach	Years Discounted	0.08 yrs - 10.01 yrs [1.55 yrs]
			Interpolated Yield	4.48% - 7.12% [5.12%]
			Uncertainty Premium	0.44% - 10.08% [1.57%]
Separate account assets	2,059,600	Revenue Multiples	Projected Revenues	6.0 – 6.5x [6.26x]
		Discounted Cash Flow	Discount Rate	675 – 866 [764] bps
		Discounted Cash Flow	Discount Rate Curve	2.10% - 8.00%
		Land Sale Comparison	Value per Buildable Square Footage	$170.00 - 380.00 [258.80]
		See Note (3)
Total assets	$11,062,244	See Note (2)

	As of December 31, 2019 (Successor)
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$10,863	Discounted Cash Flow	Own credit spread	0.89%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Reinsurance derivative liability	1,518	See Note (1)
Fixed index annuity contracts	1,469,361	Discounted Cash Flow	Own credit spread	0.89%
			Risk margin	0.08% - 0.17%
Total liabilities	$1,481,742

70

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)

	As of December 31, 2018 (Successor)
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Assets:
Fixed maturity investments:
Corporate	$5,837,382	Discount Model	Credit Spread	100 - 1174 [362] basis points (bps)
	189,635		Discount Rate	3.11% - 11.50% [7.46%]
	397,648	Spread Duration	Credit Spread	161 - 1069 [665] bps
	165,081	Yield Analysis	Yield	5.77% - 10.97% [8.71%]
	664,550	Trade Price	Recent Trade Price	100
	47,146	Waterfall	Cashflows
	4,613	Market Comparables	Credit Spread	342 bps
	1,773	Enterprise Value	BCF Multiple	6.7x
Collateralized loan obligations	503,359	Discount Model	Discount Rate	2.15% - 17.0% [10.91%]
	797		Credit Spread	371 bps
	9,760	Market Comparables	Credit Spread	332 bps
	1,598	Residual Equity	Residual Equity
Redeemable preferred stock	70,009	Market Comparables	Enterprise Value (EV) / EBITDA Multiple Price/Earnings Multiple Price/Revenues Multiple Price/Dividend Multiple	17.7x 11.7x 4.1x 10.5x
Other asset backed	1,194,564	Discount Model	Credit Spread	107 - 633 [402] bps
	28,400		Liquidity Spread	28.7 bps
	4,524		Discount Rate	9.50% - 10.50% [9.67%]
	39,870	Spread Duration	Credit Spread	161 bps
	9,157	Underlying Pricing Model	Market Value of Underlying Investments
	699	Yield Analysis	Yield	4.45%
Total fixed maturity investments	9,170,565

Equity securities - Financial	171	Market Comparables	Discount Rate	4.60%
Total equity securities	171

Reinsurance derivative asset	4,835	See Note (1)
Commission assignment
derivative asset	15,757	Income Approach	Years Discounted	0.08 yrs - 10.01 yrs [1.55 yrs]
			Interpolated Yield	4.48% - 7.12% [5.12%]
			Uncertainty Premium	0.44% - 10.08% [1.57%]
Separate account assets	1,861,800	Revenue Multiples	Projected Revenues	6.0 – 6.5x [6.26x]
		Discounted Cash Flow	Discount Rate	675 – 866 [764] bps
		Discounted Cash Flow	Discount Rate Curve	2.10% - 8.00%
		Land Sale Comparison	Value per Buildable Square Footage	$170.00 - 380.00 [258.80]
		See Note (3)
Total assets	$11,053,128	See Note (2)

71

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)

	As of December 31, 2018 (Successor)
	Assets / Liabilities Measured at Fair Value	Valuation Technique(s)	Unobservable Input Description	Input/Range of Inputs [Weighted Average]
	(In Thousands)
Liabilities:
Embedded derivatives:
GMWB and GMAB reserves	$9,636	Discounted Cash Flow	Own credit spread	1.29%
			Long-term equity market volatility	Market Consistent
			Risk margin	5%
Fixed index annuity contracts	1,218,022	Discounted Cash Flow	Own credit spread	1.29%
			Risk margin	0.13% - 0.17%
Total liabilities	$1,227,658

(1)	Equal to the net unrealized gains or losses on the underlying assets held in trust to support the funds withheld liability and the fair value of the investment guarantee embedded derivative.
(2)	The tables above exclude certain securities for which the fair value of $1,481.0 million and $1,010.3 million as of December 31, 2019 and 2018, respectively, was based on non-binding broker quotes.
(3)	Separate account investments in partnerships for which the fair value as of December 31, 2019 and 2018 was determined through a third party valuation of the fair value of the underlying investments.
Market comparable discount rates are used as the base rate in the discounted cash flows used to determine the fair value of certain assets. Increases or decreases in the credit spreads on the comparable assets could cause the fair value of assets to significantly decrease or increase, respectively. Additionally, the Company may adjust the base discount rate or the modeled price by applying an illiquidity premium given the highly structured nature of certain assets. Increases or decreases in this illiquidity premium could cause significant decreases or increases, respectively, in the fair value of the asset.
Increases or decreases in assumed lapse and mortality rates could cause the fair value of the commission assignment embedded derivative to significantly decrease or increase, respectively.
Increases or decreases in market volatilities could cause significant increases or decreases, respectively, in the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivative. Long duration interest rates are used as the mean return when projecting the growth in the value of associated account value. The amount of claims will increase if account value is not sufficient to cover guaranteed withdrawals.
Increases or decreases in risk free rates could cause the fair value of the GMWB and GMAB reserve and fixed index annuity contract embedded derivatives to significantly decrease or increase, respectively. Increases or decreases in the Company’s credit risk, which impacts the rates used to discount future cash flows, could significantly decrease or increase, respectively, the fair value of the embedded derivative. All of these changes in fair value would impact net income.
Increases or decreases in market volatilities of the underlying assets supporting the funds withheld liability could cause significant increases or decreases, respectively, in the fair value of the embedded derivatives.

72

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)
Measurement Alternative for Measuring Equity Investments
The Company accounts for certain equity investments without readily determinable fair values under the measurement alternative. The carrying value of equity investments accounted for under the measurement alternative was $435.7 million and $228.5 million at December 31, 2019 and 2018, respectively. There were no impairments or adjustments to the carrying value for the years ended December 31, 2019 and 2018.
Financial Instruments Not Reported at Fair Value
The carrying value and estimated fair value of financial instruments not recorded at fair value on a recurring basis but required to be disclosed at fair value are as follows:
	December 31, 2019
	Successor
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,551,541	$1,590,379	$—	$609,160	$981,219
Notes receivable from related parties	940,177	940,182	—	888,182	52,000
Policy loans	75,984	76,073	—	—	76,073
Business-owned life insurance	22,194	22,194	—	—	22,194
Company-owned life insurance	35,863	35,863	—	—	35,863
Supplementary contracts without life
contingencies	(66,417)	(70,007)	—	—	(70,007)
Individual and group annuities	(6,939,205)	(7,266,618)	—	—	(7,266,618)
Debt from consolidated VIEs	(345,681)	(360,656)	—	—	(360,656)
Notes payable related to commission
assignments	(8,197)	(8,197)	—	—	(8,197)
Surplus notes	(118,244)	(131,462)	—	—	(131,462)
Mortgage debt	(9,838)	(10,305)	—	—	(10,305)
Separate account liabilities	(5,418,208)	(5,418,208)	(3,358,608)	—	(2,059,600)

73

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

15. Fair Value Measurements (continued)

	December 31, 2018
	Successor
			Fair Value Hierarchy Level
	Carrying Amount	Fair Value	Level 1	Level 2	Level 3
	(In Thousands)
Assets (liabilities)
Mortgage loans	$1,661,152	$1,669,671	$—	$535,573	$1,134,098
Notes receivable from related parties	3,155,718	3,155,718	—	3,149,718	6,000
Policy loans	81,030	81,129	—	—	81,129
Business-owned life insurance	21,663	21,663	—	—	21,663
Company-owned life insurance	30,030	30,030	—	—	30,030
Supplementary contracts without life
contingencies	(65,758)	(59,827)	—	—	(59,827)
Individual and group annuities	(6,143,216)	(6,002,280)	—	—	(6,002,280)
Debt from consolidated VIEs	(364,510)	(353,071)	—	—	(353,071)
Notes payable related to commission
assignments	(25,268)	(25,268)	—	—	(25,268)
Surplus notes	(119,103)	(121,357)	—	—	(121,357)
Mortgage debt	(13,381)	(14,087)	—	—	(14,087)
Repurchase agreements	(302,898)	(302,898)	—	(302,898)	—
Separate account liabilities	(4,905,380)	(4,905,380)	(3,043,580)	—	(1,861,800)

16. Commitments and Contingencies
In connection with its investments in certain limited partnerships, the Company is committed to invest additional capital of $198.2 million and $119.7 million at December 31, 2019 and 2018, respectively, over the next several years as required by the general partner.
As of December 31, 2019 and 2018, the Company had committed up to $2,939.7 million and $1,431.3 million, respectively, in unfunded bridge loans, unfunded revolvers, and other private investments.
Other legal and regulatory matters: The Company is party to legal and arbitral proceedings, subject to complaints, and the like in the ordinary course of business, is periodically examined by its regulators in the ordinary course of business, and may discuss certain matters with its regulators that come up during such examinations or otherwise. Management currently does not believe that any litigation, arbitration, complaint or other such matter to which it is party, or that any actions by its regulators with respect to any such examinations or matters under discussion with them, will, alone or collectively, materially adversely affect the Company’s results of operations or financial condition.

74

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
17. Debt
Line of credit
At December 31, 2019, the Company has access to a $262.9 million line of credit facility from FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.24% over the Federal Funds rate (1.55% at December 31, 2019). The Company had no borrowings under this line of credit at December 31, 2019 and 2018. The amount of the line of credit is determined by the fair market value of the Company’s available collateral held by FHLB, primarily mortgage-backed securities and commercial mortgage loans, not already pledged as collateral under existing contracts as of December 31, 2019.
Surplus notes
The Company has outstanding surplus notes with a carrying value of $118.2 million and $119.1 million at December 31, 2019 and 2018, respectively. The surplus notes consist of $100.0 million of 7.45% notes issued in October 2003 and maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions, whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Commissioner of the Kansas Insurance Department (the Kansas Commissioner) and only out of surplus funds that the Kansas Commissioner determines to be available for such payment under the Kansas Insurance Code.
Notes payable related to commission assignments
Gennessee Insurance Agency, LLC had a note outstanding of $8.2 million and $14.8 million as of December 31, 2019 and 2018, respectively, which bears interest at a rate of 7.0%, maturing August 15, 2025.
Dunbarre Insurance Agency, LLC had notes outstanding as of December 31, 2018 of  $10.8 million. The notes were fully repaid in 2019.
Mortgage debt
The primary mortgage financing for the Company’s home office property was arranged through FHLB. Although structured as a sale-leaseback transaction, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company.
The underlying mortgage loan agreement with FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $318,754. The financing is collateralized by a first mortgage on the premises.

75

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)
17. Debt (continued)
The outstanding mortgage balance at December 31, 2019 and 2018, of $9.8 million and $13.4 million, respectively, is reflected on the consolidated balance sheets in mortgage debt.
Future principal payments
At December 31, 2019, future principal payments for the years ending December 31 are as follows (in thousands):
Mortgage Debt
2020	$3,336
2021	3,568
2022	1,875
Thereafter	—
$8,779

Interest expense as presented in the consolidated statements of operations consisted of the following for the periods ended:
			February 1,	January 1,
	Year Ended	Year Ended	2017 Through	2017 Through
	December 31,	December 31,	December 31,	January 31,
	2019	2018	2017	2017
	Successor	Successor	Successor	Predecessor
	(In Thousands)
Debt/notes payable:
Surplus note interest	$6,591	$6,637	$5,934	$659
Debt from consolidated VIE interest	54,287	72,558	51,081	5,701
Notes payable related to commission
assignments interest	1,233	2,792	3,990	407
Note payable - SAILES 2, LLC interest	14	3,901	3,263	425
Mortgage debt interest	282	484	1,194	119
Total debt/notes payable interest	62,407	86,372	65,462	7,311
Repurchase agreement interest	1,973	2,003	807	—
Other interest	9,842	10,298	3,956	116
Total	$74,222	$98,673	$70,225	$7,427

76

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions
There are numerous transactions between the Company and entities related to the Company. Following are those the Company considers material (0.5% of assets for investment related transactions) that are not otherwise discussed (see Notes 1, 2 and 10).
The Company reported amounts receivable from parent, subsidiaries and related parties of $5.6 million and $2.1 million at December 31, 2019 and 2018. The Company reported amounts payable to parent, subsidiaries and related parties of $14.5 million and $18.6 million at December 31, 2019 and 2018, respectively. Inter-company transactions regularly occur in the normal course of business and are normally settled within 30 days.
The Company paid $10.7 million and $25.8 million for the years ended December 31, 2019 and 2018, respectively, for loan origination costs with related parties. These loan origination costs are deferred and amortized over the life of the loan. The Company recognized amortization expense of $7.3 million, $2.9 million, $0.7 million, and $0.2 million for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017, respectively, which is included in commissions and other operating expenses in the consolidated statements of operations.
As of December 31, 2019 and 2018, the Company had the following investments in related parties with interest rates ranging from 4.4% to 9.0% and maturity dates ranging from February 2020 through April 2024. These investments are included in notes receivable from related parties on the consolidated balance sheets and are typically fully collateralized by assets of the debtor:
	2019	2018
	Successor	Successor
	(In Thousands)

Banner Creek Bridge, LLC	$—	$387,000
Holliday Park, LLC	326,000	361,401
LAISAH, LLC	—	421,353
Note Funding 1892, LLC	—	212,000
Note Funding 1892-2, LLC	—	270,000
Shamrock Valley, LLC	85,000	520,013
Triple8, LLC	66,000	438,000
Other	463,177	545,951
	$940,177	$3,155,718

77

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)
As of December 31, 2019 and 2018, the Company had investments in commercial and residential mortgage loans with related parties in the amount of $329.7 million and $457.3 million, respectively.
As of December 31, 2019 and 2018, the Company had investments in joint ventures and partnerships of $328.4 million and $129.2 million, respectively, accounted for under the equity method pursuant to ASC 970-323-25-6. As such, these investments are considered to be with related parties. The Company also had investments in joint ventures and partnerships with related parties held under the measurement alternative of $215.7 million as of December 31, 2019 and 2018. These investments are included in other invested assets on the consolidated balance sheets.
As of December 31, 2019 and 2018, the Company had the following individually material investments in securitizations in which related parties act as collateral managers. The repayment of these investments is provided by unrelated assets and the Company does not have recourse to the related collateral manager in the case of non-performance on the unrelated assets. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets.
	2019	2018
	Successor	Successor
	(In Thousands)
CBAM 2017-1, LTD	$237,087	$250,003
CBAM 2017-2, LTD	337,588	352,890
CBAM 2017-3, LTD	279,081	286,061
CBAM 2017-4, LTD	268,651	266,619
CBAM 2018-5, LTD	245,152	235,656
CBAM 2018-6, LTD	261,638	248,369
CBAM 2018-7, LTD	198,224	204,490
Cottonwood CLO LLC	361,962	—
SCF Realty Capital Master Trust	90,968	366,721
Other	1,333,748	758,088

78

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)
As of December 31, 2019 and 2018, the Company had the following individually material investments in other related parties. These investments are included in fixed maturity investments available for sale on the consolidated balance sheets:
	2019	2018
	Successor	Successor
	(In Thousands)

American Media & Entertainment	$210,673	$215,000
American Media Productions, LLC	416,779	351,636
BH Luxury Residences, LLC	405,118	—
Cain International, LLC	939,393	595,260
Canon Portfolio Trust, LLC	216,493	216,330
CBAM CLO Management, LLC	266,884	264,357
DCP Rights, LLC	500,000	—
Efland Funding, LLC	—	130,365
Eldridge Equipment Finance, LLC	161,453	210,516
Four Six Four Aircraft Issuer	—	372,438
Guggenheim Private Debt Funding	—	239,726
LAISAH, LLC	458,906	—
Mirror Media IP Holdings, LLC	297,325	—
Oasis BH, LLC	243,866	235,000
One Sky Flight, LLC	—	206,103
Oneida Portfolio Trust, LLC	172,000	204,860
Original Narrative Library, LLC	—	248,000
PD Holdings, LLC	220,000	—
Quinton Heights, LLC	243,000	—
Ridge Media Holdings, LLC	243,000	—
Steamboat Portfolio Trust, LLC	232,000	215,544
Stonebriar Holdings, LLC	—	124,913
Three L Finance Holdings, LLC	209,880	211,504
Wanamaker Portfolio Trust, LLC	220,000	682,546
Other	1,944,075	2,061,740

Pursuant to an agreement effective January 1, 2017, the Company paid $100.2 million, $93.9 million, $79.3 million, and $5.3 million for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017, respectively, to Eldridge Business Services, LLC (EBS) for providing investment services and business development services related to investment strategy, asset origination,

79

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)
developing new and differentiated products, enhancing existing or developing new marketing and distribution strategies, and assisting in capital planning and rating agency support.
The Company invests in CLOs managed by CBAM, Guggenheim Partners Investment Management, LLC (GPIM) (a Guggenheim entity that ceased to be considered a related party as of January 1, 2019) and Maranon Capital, L.P. (which was not considered a related party before January 1, 2019). The Company also invest in warehouses for CLOs and loan and mezzanine investment funds managed by related parties. The manager of the CLO is entitled to senior, subordinated and incentive management fees payable by the CLO issuer; in some cases, the manager of the warehouse entity is entitled to management fees payable by the warehouse entity and the manager of the fund is entitled to fees. The Company is not directly liable for such fees, but, insofar as the Company directly or indirectly owns any portion of the most subordinate or “equity” tranche of a CLO or a warehouse entity or investment in a fund, the Company may be considered to bear the portion of such fees indirectly. The aggregate of such portions of such fees borne by the Company indirectly for periods in which any such manager was a related party were $50.8 million and $44.8 million for the years ended December 31, 2019 and 2018, respectively.
The Company received $20.4 million, $18.5 million, $17.0 million, and $1.5 million for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017, respectively, from related parties for distribution support fees based on asset values. These fees are included in other revenues in the consolidated statements of operations.
The Company paid fees of $147.4 million, $143.8 million, $106.8 million, and $15.2 million for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017, respectively, to SBBS for providing management and administrative services.
The Company paid fees of $17.7 million, $18.0 million, $36.6 million, and $1.8 million for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017, respectively, to SE2, LLC (a subsidiary of SBC), and various other related parties for providing management and administrative services. These fees are included in commissions and other operating expenses in the consolidated statements of operations.

80

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

18. Related-Party Transactions (continued)
In December 2019, the Company completed a transaction involving related parties to dispose of investments in CFEs with a fair value of $1,027.1 million at the transaction date, resulting in deconsolidation of the CFEs. As part of this transaction, the Company issued a collateral loan investment to a related party (PD Holdings, LLC) and received both related (American Media Productions, LLC) and unrelated party bonds.
As of December 31, 2018, the Company held a short-term promissory loan of $421.4 million at a rate of 7.90% with a related party (LAISAH, LLC). During 2019 the related party refinanced this debt into a long-term bond, which the Company now holds, in the amount of $458.9 million at a rate of 7.375%.
During 2018, the Company sold two commercial mortgage loans with proceeds of $516.7 million and entered into short-term intercompany promissory notes with Shamrock Valley, LLC (Shamrock), a related party. The short-term notes outstanding as of December 31, 2018 had a balance of $520.0 million. The notes had similar terms with interest rates ranging from 5.75% to 7.75% and were repaid on or before December 22, 2019. The Company recorded interest on the Shamrock notes of $0.6 million in 2018. During the fourth quarter of 2019, the Company reacquired from Shamrock, one of the two commercial mortgage loans sold in the prior year, as well as an additional bond in an unrelated issuer. The total carrying value of these investments was $273.3 million as of the year ended December 31, 2019. In addition, the Company assumed a delayed draw real estate loan contingency as part of the transaction. The total contingency amount was $60.4 million as of the year ended December 31, 2019 and is reported in Note 17 - Commitments and Contingencies.
The Company received $85.0 million and $300.0 million in capital contributions from SBLH during 2019 and 2018, respectively. The Company paid $50.0 million and $30.0 million in dividends to SBLH during 2019 and 2018, respectively.

81

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

19. Statutory Financial Information and Regulatory Net Capital Requirements
The Company’s statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas Insurance Department (the Department) and the Vermont Department of Financial Regulation, as applicable. Kansas and Vermont have adopted the National Association of Insurance Commissioners’ Accounting Practices and Procedures Manual of statutory accounting practices (NAIC SAP) as the basis of its statutory accounting practices. In addition, the Kansas Commissioner and the Vermont Commissioner have the right to prescribe or permit other specific practices that may deviate from NAIC SAP. Permitted statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.
Since 2012, the Kansas Commissioner has granted approval of a permitted accounting practice for eligible derivative assets that differ from NAIC SAP which allows the Company, to the extent the hedging program is and continues to be economically effective, to report the eligible derivative assets at amortized cost. Eligible derivative assets consist of call and put options used to hedge the fixed index annuity index credits. In addition, under NAIC SAP, the corresponding reserve liabilities that are hedged by the call and put options are calculated under Actuarial Guideline (AG) 35, whereas the permitted practice allows the reserves to assume the market value of the eligible derivative assets associated with the current interest crediting periods to be zero. At the conclusion of each interest crediting period, interest credited is reflected in reserves as realized. Effective July, 1, 2019, the State of Kansas adopted a statute that provides the same accounting treatment as the permitted accounting practice.  The Company allowed the permitted practice to expire and began following the prescribed practice under the new statute as of July 1, 2019.
The consolidated impact of these practices on statutory surplus, including the impact of income taxes, was to increase statutory surplus by $19.4 million and $129.4 million as of December 31, 2019 and 2018, respectively. The consolidated impact of these practices on statutory net income, including the impact of income taxes, was to decrease statutory net income by $145.7 million and $206.4 million for the years ended December 31, 2019 and 2018, respectively.
Redundant statutory reserves were ceded by SBLIC to SARC, an SBLIC subsidiary, of $364.7 million and $136.8 million as of December 31, 2019 and 2018, respectively.  The assumed reserves on SARC were supported by an excess of loss receivable asset permitted by the Vermont Department of Financial Regulation.
SBLIC total adjusted capital, including surplus notes (see Note 17), was $3,508.9 million and $2,960.8 million at December 31, 2019 and 2018, respectively. Statutory net income of the insurance operations was $216.5 million, $272.2 million, and $181.0 million for the years ended December 31, 2019, 2018, and 2017, respectively.

82

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

19. Statutory Financial Information and Regulatory Net Capital Requirements (continued)
Life insurance companies are subject to certain risk-based capital (RBC) requirements as specified by state law. The NAIC has a standard formula for calculating RBC based on the risk factors relating to an insurance company’s capital and surplus, including asset risk, credit risk, underwriting risk, and business risk. State laws specify regulatory actions if any insurance company’s adjusted capital falls below certain levels, including the company action-level RBC and the authorized control-level RBC.
The Company may not, without notice to the Kansas Commissioner and (A) the expiration of 30 days without disapproval by the Kansas Commissioner or (B) the Kansas Commissioner’s earlier approval, pay a dividend or distribution of cash or other property whose fair market value together with that of other dividends or distributions made within the preceding 12 months exceeds the greater of (1) 10% of its surplus as regards to policyholders as of the preceding December 31 or (2) the net gain from operations, not including realized capital gains, for the 12-month period ending on the preceding December 31. Any dividends paid must be paid from unassigned surplus.
SD is subject to the SEC Uniform Net Capital Rule (Rule 15c3-1 under the Securities Exchange Act of 1934). SD computes its net capital requirements under the basic method, which requires the maintenance of minimum net capital (greater of $25,000 or 6 2/3% of aggregated indebtedness) and requires that the ratio of aggregate indebtedness to net capital, both as defined, shall not exceed 15 to 1. Advances to related parties, dividend payments, and other equity withdrawals are subject to certain notification and other provisions of the SEC Uniform Net Capital Rule or other regulatory bodies.
At December 31, 2019, SD had net capital of $28.2 million, which was $26.7 million in excess of its required net capital of $1.6 million. SD claims exemption from Rule 15c3-3, which requires a reserve with respect to customer funds, pursuant to Paragraph (k)(2)(i) thereof. SD’s ratio of aggregate indebtedness to net capital was 0.84 to 1 at December 31, 2019.

83

Security Benefit Life Insurance Company and Subsidiaries

Notes to Consolidated Financial Statements (continued)

20. Subsequent Events
Subsequent events have been evaluated through April 14, 2020, which is the date the financial statements were issued.
On February 28, 2020 and March 20, 2020, the Company received $250.0 million and $300.0 million, respectively, of capital contributions from its parent, SBLH.
Subsequent to December 31, 2019, there has been a global coronavirus outbreak (COVID-19) that may have a significant impact on the Company. The extent of the impact, which could result in, among other things, the Company experiencing an increase in surrenders and/or investment losses, will depend on future developments. In addition, the Company’s operations could be materially and adversely impacted as a result of office closures, quarantine measures, travel restrictions and/or the disease’s impact on the health of the Company’s employees or of the individuals who distribute its products.  As of the date of issuance, the outbreak is still evolving and thus there is significant uncertainty as to its ultimate impact on the Company.

84

Exhibits and Financial Statement Schedules

Security Benefit Life Insurance Company and Subsidiaries

Exhibits and Financial Statement Schedules

Years Ended December 31, 2019 and 2018, and Periods From February 1, 2017 Through December 31, 2017, and January 1, 2017 Through January 31, 2017

Contents

Report of Independent Auditors on Schedules	92

Exhibits and Financial Statement Schedules

Schedule I - Summary of Investments Other Than Investments in Related Parties as of December 31, 2019	93

Schedule III - Supplementary Insurance Information for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017	94

Schedule IV - Reinsurance for the year ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017, January 1, 2017 through January 31, 2017	95

Report of Independent Auditors

The Board of Directors
Security Benefit Life Insurance Company
We have audited the consolidated financial statements of Security Benefit Life Insurance Company and subsidiaries (the Company) as of December 31, 2019 and 2018, and for the years ended December 31, 2019 and 2018, and the periods from February 1, 2017 through December 31, 2017 and January 1, 2017 through January 31, 2017, and have issued our report thereon dated April 14, 2020 (included elsewhere in this Registration Statement). Our audits of the consolidated financial statements included the financial statement schedules listed in Item 24(a)(2) of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.
In our opinion, the schedules present fairly, in all material respects, the information set forth therein when considered in conjunction with the consolidated financial statements.
/s/ Ernst & Young LLP
April 14, 2020

92

Security Benefit Life Insurance Company and Subsidiaries

Schedule I - Summary of Investments
Other Than Investments in Related Parties
As of December 31, 2019

	December 31, 2019
	Successor
	Cost adjusted for related party	Value adjusted for related party	Amount at which shown in the balance sheet adjusted for related party
Securities available for sale:	(In Thousands)
Fixed maturity investments:
U.S. Treasury securities and other U.S.
government corporations and agencies	$138,436	$139,329	$139,329
Obligations of government-sponsored
enterprises	284,917	293,113	293,113
Corporate	4,015,067	4,131,045	4,131,045
Foreign governments	35	35	35
Municipal obligations	108,123	120,606	120,606
Commercial mortgage-backed	123,560	128,222	128,222
Residential mortgage-backed	22,046	22,524	22,524
Collateralized debt obligations	6,170	8,659	8,659
Collateralized loan obligations	7,011,301	6,859,113	6,859,113
Redeemable preferred stock	75,762	92,611	92,611
Other asset backed	1,981,210	1,996,569	1,996,569
Total fixed maturity investments	$13,766,627	$13,791,826	$13,791,826

Equity securities:
Consumer	$13,333	$9,600	$9,600
Mutual funds	4,793	4,176	4,176
Preferred stocks	14,575	15,039	15,039
Total equity securities	$32,701	$28,815	$28,815

Securities Fair Value Option:
Fixed maturities	$91,858	$95,664	$95,664

Mortgage loans	1,215,069	1,253,679	1,221,852
Cash and cash equivalents	1,761,772	1,761,776	1,761,776
Short-term investments	2,400	2,400	2,400
Call options	398,688	580,618	580,618
Other invested assets	317,932	317,932	317,932
	$17,587,047	$17,832,710	$17,800,883

See accompanying Report of Independent Auditors

93

Security Benefit Life Insurance Company and Subsidiaries

Schedule III - Supplementary Insurance Information

As of December 31, 2019 and 2018

	Deferred policy acquisition cost	Future policy benefits, losses, claims and loss expenses	Unearned premiums	Other policy claims and benefits payable
	(In Thousands)
Successor
As of December 31, 2019:
Life insurance	$555,029	$28,303,362	$—	$2,002,878
As of December 31, 2018:
Life insurance	421,027	26,799,922	—	1,525,371

	Premium revenue	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs	Other operating expenses
	(In Thousands)
Successor
As of December 31, 2019:
Life insurance	$216,746	$1,677,813	$1,086,693	$118,512	$379,848
As of December 31, 2018:
Life insurance	215,919	1,607,102	660,850	67,928	389,311

See accompanying Report of Independent Auditors

94

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance

Years Ended December 31, 2019 and 2018, and Periods From February 1, 2017 Through December 31, 2017, and January 1, 2017 Through January 31, 2017

	December 31, 2019
	Successor
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,088,844	$2,083,502	$74,096	$79,438	93%
Premiums:
Life insurance	20,973	20,973	3,387	3,387	100
Annuity	2,795,596	23,842	8,220	2,779,974	0
Accident and Health Insurance	—	—	1	1	100
Total premiums	$2,816,569	$44,815	$11,607	$2,783,361	0%

	December 31, 2018
	Successor
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,199,250	$2,194,529	$64,078	$68,799	93%
Premiums:
Life insurance	23,429	23,430	3,462	3,461	100
Annuity	2,007,314	27,642	10,443	1,990,115	1
Accident and Health Insurance	—	—	1	1	100
Total premiums	$2,030,743	$51,072	$13,905	$1,993,576	1%

	February 1, 2017 Through December 31, 2017
	Successor
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,319,342	$2,314,152	$72,770	$77,960	93%
Premiums:
Life insurance	18,539	18,539	3,380	3,380	100
Annuity	2,720,574	41,520	11,163	2,690,217	0
Total premiums	$2,739,113	$60,059	$14,543	$2,693,597	1%

See accompanying Report of Independent Auditors

95

Security Benefit Life Insurance Company and Subsidiaries

Schedule IV - Reinsurance

Years Ended December 31, 2019 and 2018, and Periods From February 1, 2017 Through December 31, 2017, and January 1, 2017 Through January 31, 2017

	January 1, 2017 Through January 31, 2017
	Predecessor
	Gross amount	Ceded to other companies	Assumed from companies	Net amount	Percent of amount assumed to net
	(Dollars In Thousands)

Life insurance in force	$2,434,019	$2,428,695	$68,272	$73,596	93%
Premiums:
Life insurance	1,905	1,905	329	329	100
Annuity	262,612	3,233	1,045	260,424	0
Total premiums	$264,517	$5,138	$1,374	$260,753	1%

See accompanying Report of Independent Auditors

96

Financial Statements

SBL Variable Annuity Account XIV
Year Ended December 31, 2019
With Report of Independent Registered Public Accounting Firm

SBL Variable Annuity Account XIV

Financial Statements

Year Ended December 31, 2019

Contents

Report of Independent Registered Public Accounting Firm	1

Audited Financial Statements

Statements of Net Assets	13
Statements of Operations and Change in Net Assets	24
Notes to Financial Statements	168
1. Organization and Significant Accounting Policies	168
2. Variable Annuity Contract Charges	199
3. Summary of Unit Transactions	204
4. Financial Highlights	220
5. Subsequent Events	307

Report of Independent Registered Public Accounting Firm

The Board of Directors
Security Benefit Life Insurance Company and Contract Owners of SBL Variable Annuity Account XIV
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of each of the subaccounts listed in the Appendix that comprise SBL Variable Annuity Account XIV (the Separate Account), as of December 31, 2019 and the related statements of operations and changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2019, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
/s/ Ernst & Young LLP

We have served as the Separate Account’s auditor since 2000.
Kansas City, MO
April 24, 2020

Appendix
Subaccounts comprising SBL Variable Annuity Account XIV
Subaccounts	Statements of operations and changes in net assets
7Twelve Balanced Portfolio	For each of the two years in the period ended December 31, 2019
7Twelve Balanced Portfolio	For each of the two years in the period ended December 31, 2019
AB VPS Dynamic Asset Allocation	For each of the two years in the period ended December 31, 2019
AB VPS Global Thematic Growth	For each of the two years in the period ended December 31, 2019
AB VPS Growth and Income	For each of the two years in the period ended December 31, 2019
AB VPS Small/Mid Cap Value	For each of the two years in the period ended December 31, 2019
Alger Capital Appreciation	For each of the two years in the period ended December 31, 2019
Alger Large Cap Growth	For each of the two years in the period ended December 31, 2019
ALPS/Alerian Energy Infrastructure	For each of the two years in the period ended December 31, 2019
American Century Diversified Bond	For each of the two years in the period ended December 31, 2019
American Century Equity Income	For each of the two years in the period ended December 31, 2019
American Century Heritage	For each of the two years in the period ended December 31, 2019
American Century International Bond	For each of the two years in the period ended December 31, 2019
American Century International Growth	For each of the two years in the period ended December 31, 2019
American Century Select	For each of the two years in the period ended December 31, 2019
American Century Strategic Allocation: Aggressive	For each of the two years in the period ended December 31, 2019
American Century Strategic Allocation: Conservative	For each of the two years in the period ended December 31, 2019
American Century Strategic Allocation: Moderate	For each of the two years in the period ended December 31, 2019
American Century Ultra	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
American Century VP Income & Growth	For each of the two years in the period ended December 31, 2019
American Century VP Inflation Protection	For each of the two years in the period ended December 31, 2019
American Century VP International	For each of the two years in the period ended December 31, 2019
American Century VP Mid Cap Value	For each of the two years in the period ended December 31, 2019
American Century VP Ultra	For each of the two years in the period ended December 31, 2019
American Century VP Value	For each of the two years in the period ended December 31, 2019
American Funds IS® Asset Allocation	For each of the two years in the period ended December 31, 2019
American Funds IS® Blue Chip Income and Growth	For each of the two years in the period ended December 31, 2019
American Funds IS® Global Bond	For each of the two years in the period ended December 31, 2019
American Funds IS® Global Growth	For each of the two years in the period ended December 31, 2019
American Funds IS® Global Growth and Income	For each of the two years in the period ended December 31, 2019
American Funds IS® Global Small Capitalization	For each of the two years in the period ended December 31, 2019
American Funds IS® Growth	For each of the two years in the period ended December 31, 2019
American Funds IS® Growth-Income	For each of the two years in the period ended December 31, 2019
American Funds IS® International	For each of the two years in the period ended December 31, 2019
American Funds IS® International Growth and Income	For each of the two years in the period ended December 31, 2019
American Funds IS® Mortgage	For each of the two years in the period ended December 31, 2019
American Funds IS® New World	For each of the two years in the period ended December 31, 2019
American Funds IS® U.S. Government/AAA-Rated Securities	For each of the two years in the period ended December 31, 2019
AMG Managers Fairpointe Mid Cap	For each of the two years in the period ended December 31, 2019
Ariel®	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Baron Asset	For each of the two years in the period ended December 31, 2019
BlackRock Advantage Large Cap Core V.I.	For each of the two years in the period ended December 31, 2019
BlackRock Advantage Small Cap Growth	For each of the two years in the period ended December 31, 2019
BlackRock Basic Value V.I.	For each of the two years in the period ended December 31, 2019
BlackRock Capital Appreciation V.I.	For each of the two years in the period ended December 31, 2019
BlackRock Equity Dividend	For each of the two years in the period ended December 31, 2019
BlackRock Equity Dividend V.I.	For each of the two years in the period ended December 31, 2019
BlackRock Global Allocation	For each of the two years in the period ended December 31, 2019
BlackRock Global Allocation V.I.	For each of the two years in the period ended December 31, 2019
BlackRock High Yield V.I.	For each of the two years in the period ended December 31, 2019
BlackRock International Dividend	For each of the two years in the period ended December 31, 2019
BlackRock Large Cap Focus Growth V.I.	For each of the two years in the period ended December 31, 2019
BNY Mellon Appreciation	For each of the two years in the period ended December 31, 2019
BNY Mellon Dynamic Value	For each of the two years in the period ended December 31, 2019
BNY Mellon IP MidCap Stock	For each of the two years in the period ended December 31, 2019
BNY Mellon IP Small Cap Stock Index	For each of the two years in the period ended December 31, 2019
BNY Mellon IP Technology Growth	For each of the two years in the period ended December 31, 2019
BNY Mellon Opportunistic Midcap Value	For each of the two years in the period ended December 31, 2019
BNY Mellon Stock Index	For each of the two years in the period ended December 31, 2019
BNY Mellon VIF Appreciation	For each of the two years in the period ended December 31, 2019
BNY Mellon VIF International Value	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Calamos® Growth	For each of the two years in the period ended December 31, 2019
Calamos® Growth and Income	For each of the two years in the period ended December 31, 2019
Calamos® High Income Opportunities	For each of the two years in the period ended December 31, 2019
ClearBridge Small Cap Growth	For each of the two years in the period ended December 31, 2019
ClearBridge Variable Aggressive Growth	For each of the two years in the period ended December 31, 2019
ClearBridge Variable Small Cap Growth	For each of the two years in the period ended December 31, 2019
Dimensional VA Equity Allocation	For the period from May 1, 2019 (commencement of operations) through December 31, 2019
Dimensional VA Global Bond Portfolio	For each of the two years in the period ended December 31, 2019
Dimensional VA Global Moderate Allocation	For the period from May 1, 2019 (commencement of operations) through December 31, 2019
Dimensional VA International Small Portfolio	For each of the two years in the period ended December 31, 2019
Dimensional VA International Value Portfolio	For each of the two years in the period ended December 31, 2019
Dimensional VA Short-Term Fixed Portfolio	For each of the two years in the period ended December 31, 2019
Dimensional VA U.S. Large Value Portfolio	For each of the two years in the period ended December 31, 2019
Dimensional VA U.S. Targeted Value Portfolio	For each of the two years in the period ended December 31, 2019
DWS Capital Growth VIP	For each of the two years in the period ended December 31, 2019
DWS Core Equity VIP	For each of the two years in the period ended December 31, 2019
DWS CROCI® U.S. VIP	For each of the two years in the period ended December 31, 2019
DWS Global Small Cap VIP	For each of the two years in the period ended December 31, 2019
DWS Government & Agency Securities VIP	For each of the two years in the period ended December 31, 2019
DWS High Income VIP	For each of the two years in the period ended December 31, 2019
DWS International Growth VIP	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
DWS Small Mid Cap Value VIP	For each of the two years in the period ended December 31, 2019
Eaton Vance VT Floating-Rate Income	For each of the two years in the period ended December 31, 2019
Federated Bond	For each of the two years in the period ended December 31, 2019
Federated Fund for U.S. Government Securities II	For each of the two years in the period ended December 31, 2019
Federated High Income Bond II	For each of the two years in the period ended December 31, 2019
Fidelity® Advisor Dividend Growth	For each of the two years in the period ended December 31, 2019
Fidelity® Advisor International Capital Appreciation	For each of the two years in the period ended December 31, 2019
Fidelity® Advisor Leveraged Company Stock	For each of the two years in the period ended December 31, 2019
Fidelity® Advisor New Insights	For each of the two years in the period ended December 31, 2019
Fidelity® Advisor Real Estate	For each of the two years in the period ended December 31, 2019
Fidelity® Advisor Stock Selector Mid Cap	For each of the two years in the period ended December 31, 2019
Fidelity® Advisor Value Strategies	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Balanced	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Contrafund	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Disciplined Small Cap	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Emerging Markets	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Equity-Income	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Growth & Income	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Growth Opportunities	For each of the two years in the period ended December 31, 2019
Fidelity® VIP High Income	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Index 500	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Fidelity® VIP Investment Grade Bond	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Mid Cap	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Overseas	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Real Estate	For each of the two years in the period ended December 31, 2019
Fidelity® VIP Strategic Income	For each of the two years in the period ended December 31, 2019
FormulaFolios US Equity Portfolio	For each of the two years in the period ended December 31, 2019
Franklin Allocation VIP Fund	For each of the two years in the period ended December 31, 2019
Franklin Flex Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2019
Franklin Growth and Income VIP Fund	For each of the two years in the period ended December 31, 2019
Franklin Income VIP Fund	For each of the two years in the period ended December 31, 2019
Franklin Large Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2019
Franklin Mutual Global Discovery VIP Fund	For each of the two years in the period ended December 31, 2019
Franklin Mutual Shares VIP Fund	For each of the two years in the period ended December 31, 2019
Franklin Rising Dividends VIP Fund	For each of the two years in the period ended December 31, 2019
Franklin Small Cap Value VIP Fund	For each of the two years in the period ended December 31, 2019
Franklin Small-Mid Cap Growth VIP Fund	For each of the two years in the period ended December 31, 2019
Franklin Strategic Income VIP Fund	For each of the two years in the period ended December 31, 2019
Franklin U.S. Government Securities VIP Fund	For each of the two years in the period ended December 31, 2019
Goldman Sachs Emerging Markets Equity	For each of the two years in the period ended December 31, 2019
Goldman Sachs Government Income	For each of the two years in the period ended December 31, 2019
Goldman Sachs VIT Growth Opportunities	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Goldman Sachs VIT High Quality Floating Rate	For each of the two years in the period ended December 31, 2019
Goldman Sachs VIT International Equity Insights	For each of the two years in the period ended December 31, 2019
Goldman Sachs VIT Large Cap Value	For each of the two years in the period ended December 31, 2019
Goldman Sachs VIT Mid Cap Value	For each of the two years in the period ended December 31, 2019
Goldman Sachs VIT Small Cap Equity Insights	For each of the two years in the period ended December 31, 2019
Goldman Sachs VIT Strategic Growth	For each of the two years in the period ended December 31, 2019
Guggenheim Alpha Opportunity	For each of the two years in the period ended December 31, 2019
Guggenheim Floating Rate Strategies	For each of the two years in the period ended December 31, 2019
Guggenheim High Yield	For each of the two years in the period ended December 31, 2019
Guggenheim Large Cap Value	For each of the two years in the period ended December 31, 2019
Guggenheim Long Short Equity	For each of the two years in the period ended December 31, 2019
Guggenheim Macro Opportunities	For each of the two years in the period ended December 31, 2019
Guggenheim Managed Futures Strategy	For each of the two years in the period ended December 31, 2019
Guggenheim Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2019
Guggenheim Small Cap Value	For each of the two years in the period ended December 31, 2019
Guggenheim SMid Cap Value	For each of the two years in the period ended December 31, 2019
Guggenheim StylePlus Large Core	For each of the two years in the period ended December 31, 2019
Guggenheim StylePlus Mid Growth	For each of the two years in the period ended December 31, 2019
Guggenheim Total Return Bond	For each of the two years in the period ended December 31, 2019
Guggenheim US Investment Grade Bond	For each of the two years in the period ended December 31, 2019
Guggenheim VIF All Cap Value	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Guggenheim VIF Alpha Opportunity	For each of the two years in the period ended December 31, 2019
Guggenheim VIF Floating Rate Strategies	For each of the two years in the period ended December 31, 2019
Guggenheim VIF Global Managed Futures Strategy	For each of the two years in the period ended December 31, 2019
Guggenheim VIF High Yield	For each of the two years in the period ended December 31, 2019
Guggenheim VIF Large Cap Value	For each of the two years in the period ended December 31, 2019
Guggenheim VIF Long Short Equity	For each of the two years in the period ended December 31, 2019
Guggenheim VIF Managed Asset Allocation	For each of the two years in the period ended December 31, 2019
Guggenheim VIF Multi-Hedge Strategies	For each of the two years in the period ended December 31, 2019
Guggenheim VIF Small Cap Value	For each of the two years in the period ended December 31, 2019
Guggenheim VIF SMid Cap Value	For each of the two years in the period ended December 31, 2019
Guggenheim VIF StylePlus Large Core	For each of the two years in the period ended December 31, 2019
Guggenheim VIF StylePlus Large Growth	For each of the two years in the period ended December 31, 2019
Guggenheim VIF StylePlus Mid Growth	For each of the two years in the period ended December 31, 2019
Guggenheim VIF StylePlus Small Growth	For each of the two years in the period ended December 31, 2019
Guggenheim VIF Total Return Bond	For each of the two years in the period ended December 31, 2019
Guggenheim VIF World Equity Income	For each of the two years in the period ended December 31, 2019
Guggenheim World Equity Income	For each of the two years in the period ended December 31, 2019
Invesco American Franchise	For each of the two years in the period ended December 31, 2019
Invesco Comstock	For each of the two years in the period ended December 31, 2019
Invesco Energy	For each of the two years in the period ended December 31, 2019
Invesco Equity and Income	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Invesco Gold & Precious Metals	For each of the two years in the period ended December 31, 2019
Invesco Mid Cap Core Equity	For each of the two years in the period ended December 31, 2019
Invesco Mid Cap Growth	For each of the two years in the period ended December 31, 2019
Invesco Oppenheimer Developing Markets Fund	For each of the two years in the period ended December 31, 2019
Invesco Oppenheimer Discovery Fund	For each of the two years in the period ended December 31, 2019
Invesco Oppenheimer Global Fund	For each of the two years in the period ended December 31, 2019
Invesco Oppenheimer V.I. Global Fund	For each of the two years in the period ended December 31, 2019
Invesco Oppenheimer V.I. Global Strategic Income Fund	For each of the two years in the period ended December 31, 2019
Invesco Oppenheimer V.I. International Growth Fund	For each of the two years in the period ended December 31, 2019
Invesco Oppenheimer V.I. Main Street Small Cap Fund	For each of the two years in the period ended December 31, 2019
Invesco Oppenheimer V.I. Total Return Bond Fund	For each of the two years in the period ended December 31, 2019
Invesco Small Cap Growth	For each of the two years in the period ended December 31, 2019
Invesco Technology	For each of the two years in the period ended December 31, 2019
Invesco V.I. American Franchise	For each of the two years in the period ended December 31, 2019
Invesco V.I. American Franchise	For each of the two years in the period ended December 31, 2019
Invesco V.I. American Value	For each of the two years in the period ended December 31, 2019
Invesco V.I. Balanced-Risk Allocation	For each of the two years in the period ended December 31, 2019
Invesco V.I. Comstock	For each of the two years in the period ended December 31, 2019
Invesco V.I. Core Equity	For each of the two years in the period ended December 31, 2019
Invesco V.I. Equity and Income	For each of the two years in the period ended December 31, 2019
Invesco V.I. Global Core Equity	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Invesco V.I. Global Real Estate	For each of the two years in the period ended December 31, 2019
Invesco V.I. Global Real Estate	For each of the two years in the period ended December 31, 2019
Invesco V.I. Government Money Market	For each of the two years in the period ended December 31, 2019
Invesco V.I. Government Securities	For each of the two years in the period ended December 31, 2019
Invesco V.I. Growth and Income	For each of the two years in the period ended December 31, 2019
Invesco V.I. Health Care	For each of the two years in the period ended December 31, 2019
Invesco V.I. Health Care	For each of the two years in the period ended December 31, 2019
Invesco V.I. High Yield	For each of the two years in the period ended December 31, 2019
Invesco V.I. International Growth	For each of the two years in the period ended December 31, 2019
Invesco V.I. Managed Volatility	For each of the two years in the period ended December 31, 2019
Invesco V.I. Mid Cap Core Equity	For each of the two years in the period ended December 31, 2019
Invesco V.I. Mid Cap Growth	For each of the two years in the period ended December 31, 2019
Invesco V.I. S&P 500 Index	For each of the two years in the period ended December 31, 2019
Invesco V.I. Small Cap Equity	For each of the two years in the period ended December 31, 2019
Invesco V.I. Value Opportunities	For each of the two years in the period ended December 31, 2019
Invesco Value Opportunities	For each of the two years in the period ended December 31, 2019
Ivy Asset Strategy	For each of the two years in the period ended December 31, 2019
Ivy VIP Asset Strategy	For each of the two years in the period ended December 31, 2019
Ivy VIP Balanced	For each of the two years in the period ended December 31, 2019
Ivy VIP Core Equity	For each of the two years in the period ended December 31, 2019
Ivy VIP Energy	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Ivy VIP Global Bond	For each of the two years in the period ended December 31, 2019
Ivy VIP Global Equity Income	For each of the two years in the period ended December 31, 2019
Ivy VIP Global Growth	For each of the two years in the period ended December 31, 2019
Ivy VIP Growth	For each of the two years in the period ended December 31, 2019
Ivy VIP High Income	For each of the two years in the period ended December 31, 2019
Ivy VIP International Core Equity	For each of the two years in the period ended December 31, 2019
Ivy VIP Limited-Term Bond	For each of the two years in the period ended December 31, 2019
Ivy VIP Mid Cap Growth	For each of the two years in the period ended December 31, 2019
Ivy VIP Natural Resources	For each of the two years in the period ended December 31, 2019
Ivy VIP Science and Technology	For each of the two years in the period ended December 31, 2019
Ivy VIP Securian Real Estate Securities	For each of the two years in the period ended December 31, 2019
Ivy VIP Small Cap Core	For each of the two years in the period ended December 31, 2019
Ivy VIP Small Cap Growth	For each of the two years in the period ended December 31, 2019
Ivy VIP Value	For each of the two years in the period ended December 31, 2019
Janus Henderson Mid Cap Value	For each of the two years in the period ended December 31, 2019
Janus Henderson Overseas	For each of the two years in the period ended December 31, 2019
Janus Henderson U.S. Managed Volatility	For each of the two years in the period ended December 31, 2019
Janus Henderson VIT Enterprise	For each of the two years in the period ended December 31, 2019
Janus Henderson VIT Forty	For each of the two years in the period ended December 31, 2019
Janus Henderson VIT Mid Cap Value	For each of the two years in the period ended December 31, 2019
Janus Henderson VIT Overseas	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Janus Henderson VIT Research	For each of the two years in the period ended December 31, 2019
JPMorgan Insurance Trust Core Bond Portfolio	For each of the two years in the period ended December 31, 2019
JPMorgan Insurance Trust Small Cap Core Portfolio	For each of the two years in the period ended December 31, 2019
JPMorgan Insurance Trust US Equity Portfolio	For each of the two years in the period ended December 31, 2019
Lord Abbett Series Bond-Debenture VC	For each of the two years in the period ended December 31, 2019
Lord Abbett Series Calibrated Dividend Growth VC	For each of the two years in the period ended December 31, 2019
Lord Abbett Series Classic Stock VC	For each of the two years in the period ended December 31, 2019
Lord Abbett Series Developing Growth VC	For each of the two years in the period ended December 31, 2019
Lord Abbett Series Fundamental Equity VC	For each of the two years in the period ended December 31, 2019
Lord Abbett Series Growth and Income VC	For each of the two years in the period ended December 31, 2019
Lord Abbett Series Growth Opportunities VC	For each of the two years in the period ended December 31, 2019
Lord Abbett Series Mid Cap Stock VC	For each of the two years in the period ended December 31, 2019
Lord Abbett Series Total Return VC	For each of the two years in the period ended December 31, 2019
MFS® VIT Emerging Markets Equity	For each of the two years in the period ended December 31, 2019
MFS® VIT Global Tactical Allocation	For each of the two years in the period ended December 31, 2019
MFS® VIT High Yield	For each of the two years in the period ended December 31, 2019
MFS® VIT II MA Investors Growth Stock	For each of the two years in the period ended December 31, 2019
MFS® VIT II Research International	For each of the two years in the period ended December 31, 2019
MFS® VIT Investors Trust	For each of the two years in the period ended December 31, 2019
MFS® VIT New Discovery	For each of the two years in the period ended December 31, 2019
MFS® VIT Research	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
MFS® VIT Total Return	For each of the two years in the period ended December 31, 2019
MFS® VIT Total Return Bond	For each of the two years in the period ended December 31, 2019
MFS® VIT Utilities	For each of the two years in the period ended December 31, 2019
MFS® VIT International Intrinsic Value	For each of the two years in the period ended December 31, 2019
Morgan Stanley VIF Emerging Markets Debt	For each of the two years in the period ended December 31, 2019
Morgan Stanley VIF Emerging Markets Equity	For each of the two years in the period ended December 31, 2019
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2019
Morningstar Balanced ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2019
Morningstar Conservative ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2019
Morningstar Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2019
Morningstar Income and Growth ETF Asset Allocation Portfolio	For each of the two years in the period ended December 31, 2019
Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2019
Neuberger Berman AMT Sustainable Equity	For each of the two years in the period ended December 31, 2019
Neuberger Berman Core Bond	For each of the two years in the period ended December 31, 2019
Neuberger Berman Large Cap Value	For each of the two years in the period ended December 31, 2019
Neuberger Berman Sustainable Equity	For each of the two years in the period ended December 31, 2019
North Square Oak Ridge Small Cap Growth	For each of the two years in the period ended December 31, 2019
Northern Global Tactical Asset Allocation	For each of the two years in the period ended December 31, 2019
Northern Large Cap Core	For each of the two years in the period ended December 31, 2019
Northern Large Cap Value	For each of the two years in the period ended December 31, 2019
PGIM Jennison 20/20 Focus	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
PGIM Jennison Mid-Cap Growth	For each of the two years in the period ended December 31, 2019
PGIM Jennison Natural Resources	For each of the two years in the period ended December 31, 2019
PGIM Jennison Small Company	For each of the two years in the period ended December 31, 2019
PGIM QMA Small-Cap Value	For each of the two years in the period ended December 31, 2019
PIMCO All Asset	For each of the two years in the period ended December 31, 2019
PIMCO CommodityRealReturn Strategy	For each of the two years in the period ended December 31, 2019
PIMCO Emerging Markets Bond	For each of the two years in the period ended December 31, 2019
PIMCO High Yield	For each of the two years in the period ended December 31, 2019
PIMCO International Bond (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2019
PIMCO Low Duration	For each of the two years in the period ended December 31, 2019
PIMCO Real Return	For each of the two years in the period ended December 31, 2019
PIMCO StocksPLUS® Small Fund	For each of the two years in the period ended December 31, 2019
PIMCO Total Return	For each of the two years in the period ended December 31, 2019
PIMCO VIT All Asset	For each of the two years in the period ended December 31, 2019
PIMCO VIT All Asset	For each of the two years in the period ended December 31, 2019
PIMCO VIT CommodityRealReturn Strategy	For each of the two years in the period ended December 31, 2019
PIMCO VIT CommodityRealReturn Strategy	For each of the two years in the period ended December 31, 2019
PIMCO VIT Emerging Markets Bond	For each of the two years in the period ended December 31, 2019
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2019
PIMCO VIT Global Managed Asset Allocation	For each of the two years in the period ended December 31, 2019
PIMCO VIT High Yield	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	For each of the two years in the period ended December 31, 2019
PIMCO VIT International Bond Portfolio (Unhedged)	For each of the two years in the period ended December 31, 2019
PIMCO VIT Low Duration	For each of the two years in the period ended December 31, 2019
PIMCO VIT Low Duration	For each of the two years in the period ended December 31, 2019
PIMCO VIT Real Return	For each of the two years in the period ended December 31, 2019
PIMCO VIT Real Return	For each of the two years in the period ended December 31, 2019
PIMCO VIT Short-Term	For each of the two years in the period ended December 31, 2019
PIMCO VIT Total Return	For each of the two years in the period ended December 31, 2019
PIMCO VIT Total Return	For each of the two years in the period ended December 31, 2019
Pioneer Bond VCT	For each of the two years in the period ended December 31, 2019
Pioneer Equity Income VCT	For each of the two years in the period ended December 31, 2019
Pioneer High Yield VCT	For each of the two years in the period ended December 31, 2019
Pioneer Real Estate Shares VCT	For each of the two years in the period ended December 31, 2019
Pioneer Strategic Income	For each of the two years in the period ended December 31, 2019
Pioneer Strategic Income VCT	For each of the two years in the period ended December 31, 2019
Power Income VIT	For each of the two years in the period ended December 31, 2019
Probabilities Fund	For each of the two years in the period ended December 31, 2019
Putnam VT Diversified Income	For each of the two years in the period ended December 31, 2019
Putnam VT Equity Income	For each of the two years in the period ended December 31, 2019
Putnam VT Global Asset Allocation	For each of the two years in the period ended December 31, 2019
Putnam VT Growth Opportunities	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Putnam VT High Yield	For each of the two years in the period ended December 31, 2019
Putnam VT Income	For each of the two years in the period ended December 31, 2019
Putnam VT Multi-Asset Absolute Return	For each of the two years in the period ended December 31, 2019
Putnam VT Multi-Cap Core	For each of the two years in the period ended December 31, 2019
Putnam VT Small Cap Growth	For each of the two years in the period ended December 31, 2019
Putnam VT Small Cap Value	For each of the two years in the period ended December 31, 2019
Redwood Managed Volatility	For each of the two years in the period ended December 31, 2019
Royce Micro-Cap	For each of the two years in the period ended December 31, 2019
Royce Opportunity	For each of the two years in the period ended December 31, 2019
Royce Small-Cap Value	For each of the two years in the period ended December 31, 2019
Rydex VIF Banking	For each of the two years in the period ended December 31, 2019
Rydex VIF Basic Materials	For each of the two years in the period ended December 31, 2019
Rydex VIF Biotechnology	For each of the two years in the period ended December 31, 2019
Rydex VIF Commodities Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Consumer Products	For each of the two years in the period ended December 31, 2019
Rydex VIF Dow 2x Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Electronics	For each of the two years in the period ended December 31, 2019
Rydex VIF Energy	For each of the two years in the period ended December 31, 2019
Rydex VIF Energy Services	For each of the two years in the period ended December 31, 2019
Rydex VIF Europe 1.25x Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Financial Services	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Rydex VIF Government Long Bond 1.2x Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Health Care	For each of the two years in the period ended December 31, 2019
Rydex VIF High Yield Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Internet	For each of the two years in the period ended December 31, 2019
Rydex VIF Inverse Dow 2x Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Inverse Government Long Bond Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Inverse Mid-Cap Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Inverse NASDAQ-100® Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Inverse Russell 2000® Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Inverse S&P 500 Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Japan 2x Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Leisure	For each of the two years in the period ended December 31, 2019
Rydex VIF Mid-Cap 1.5x Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF NASDAQ-100®	For each of the two years in the period ended December 31, 2019
Rydex VIF NASDAQ-100® 2x Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Nova	For each of the two years in the period ended December 31, 2019
Rydex VIF Precious Metals	For each of the two years in the period ended December 31, 2019
Rydex VIF Real Estate	For each of the two years in the period ended December 31, 2019
Rydex VIF Retailing	For each of the two years in the period ended December 31, 2019
Rydex VIF Russell 2000® 1.5x Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Russell 2000® 2x Strategy	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Rydex VIF S&P 500 2x Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF S&P 500 Pure Growth	For each of the two years in the period ended December 31, 2019
Rydex VIF S&P 500 Pure Value	For each of the two years in the period ended December 31, 2019
Rydex VIF S&P MidCap 400 Pure Growth	For each of the two years in the period ended December 31, 2019
Rydex VIF S&P MidCap 400 Pure Value	For each of the two years in the period ended December 31, 2019
Rydex VIF S&P SmallCap 600 Pure Growth	For each of the two years in the period ended December 31, 2019
Rydex VIF S&P SmallCap 600 Pure Value	For each of the two years in the period ended December 31, 2019
Rydex VIF Strengthening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2019
Rydex VIF Technology	For each of the two years in the period ended December 31, 2019
Rydex VIF Telecommunications	For each of the two years in the period ended December 31, 2019
Rydex VIF Transportation	For each of the two years in the period ended December 31, 2019
Rydex VIF U.S. Government Money Market	For each of the two years in the period ended December 31, 2019
Rydex VIF Utilities	For each of the two years in the period ended December 31, 2019
Rydex VIF Weakening Dollar 2x Strategy	For each of the two years in the period ended December 31, 2019
SEI VP Balanced Strategy	For each of the two years in the period ended December 31, 2019
SEI VP Conservative Strategy	For each of the two years in the period ended December 31, 2019
SEI VP Defensive Strategy	For each of the two years in the period ended December 31, 2019
SEI VP Market Growth Strategy	For each of the two years in the period ended December 31, 2019
SEI VP Market Plus Strategy	For each of the two years in the period ended December 31, 2019
SEI VP Moderate Strategy	For each of the two years in the period ended December 31, 2019
T. Rowe Price Blue Chip Growth	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
T. Rowe Price Capital Appreciation	For each of the two years in the period ended December 31, 2019
T. Rowe Price Equity Income	For each of the two years in the period ended December 31, 2019
T. Rowe Price Growth Stock	For each of the two years in the period ended December 31, 2019
T. Rowe Price Health Sciences	For each of the two years in the period ended December 31, 2019
T. Rowe Price Limited-Term Bond	For each of the two years in the period ended December 31, 2019
T. Rowe Price Retirement 2010	For each of the two years in the period ended December 31, 2019
T. Rowe Price Retirement 2015	For each of the two years in the period ended December 31, 2019
T. Rowe Price Retirement 2020	For each of the two years in the period ended December 31, 2019
T. Rowe Price Retirement 2025	For each of the two years in the period ended December 31, 2019
T. Rowe Price Retirement 2030	For each of the two years in the period ended December 31, 2019
T. Rowe Price Retirement 2035	For each of the two years in the period ended December 31, 2019
T. Rowe Price Retirement 2040	For each of the two years in the period ended December 31, 2019
T. Rowe Price Retirement 2045	For each of the two years in the period ended December 31, 2019
T. Rowe Price Retirement 2050	For each of the two years in the period ended December 31, 2019
T. Rowe Price Retirement 2055	For each of the two years in the period ended December 31, 2019
T. Rowe Price Retirement Balanced	For each of the two years in the period ended December 31, 2019
Templeton Developing Markets VIP Fund	For each of the two years in the period ended December 31, 2019
Templeton Foreign VIP Fund	For each of the two years in the period ended December 31, 2019
Templeton Global Bond VIP Fund	For each of the two years in the period ended December 31, 2019
Templeton Growth VIP Fund	For each of the two years in the period ended December 31, 2019
Third Avenue Value	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
TOPS® Aggressive Growth ETF	For each of the two years in the period ended December 31, 2019
TOPS® Balanced ETF	For each of the two years in the period ended December 31, 2019
TOPS® Conservative ETF	For each of the two years in the period ended December 31, 2019
TOPS® Growth ETF	For each of the two years in the period ended December 31, 2019
TOPS® Managed Risk Balanced ETF	For each of the two years in the period ended December 31, 2019
TOPS® Managed Risk Growth ETF	For each of the two years in the period ended December 31, 2019
TOPS® Managed Risk Moderate Growth ETF	For each of the two years in the period ended December 31, 2019
TOPS® Moderate Growth ETF	For each of the two years in the period ended December 31, 2019
VanEck VIP Global Gold	For each of the two years in the period ended December 31, 2019
VanEck VIP Global Gold – Class S	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Balanced	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Capital Growth	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Conservative Allocation	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Diversified Value	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Equity Income	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Equity Index	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Growth	For each of the two years in the period ended December 31, 2019
Vanguard® VIF High Yield Bond	For each of the two years in the period ended December 31, 2019
Vanguard® VIF International	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Mid-Cap Index	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Moderate Allocation	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Vanguard® VIF Short Term Investment Grade	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Small Company Growth	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Total Bond Market Index	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Total Stock Market Index	For the period from May 1, 2019 (commencement of operations) through December 31, 2019
Vanguard® VIF Global Bond Index	For the period from May 1, 2019 (commencement of operations) through December 31, 2019
Vanguard® VIF Real Estate Index	For each of the two years in the period ended December 31, 2019
Vanguard® VIF Total International Stock Market Index	For each of the two years in the period ended December 31, 2019
Victory RS Partners	For each of the two years in the period ended December 31, 2019
Victory RS Science and Technology	For each of the two years in the period ended December 31, 2019
Victory RS Value	For each of the two years in the period ended December 31, 2019
Virtus Ceredex Mid Cap Value Equity	For each of the two years in the period ended December 31, 2019
Virtus Duff & Phelps Real Estate Securities Series	For each of the two years in the period ended December 31, 2019
Virtus KAR Small-Cap Growth Series	For each of the two years in the period ended December 31, 2019
Virtus Newfleet Multi-Sector Intermediate Bond Series	For each of the two years in the period ended December 31, 2019
Virtus SGA International Growth Series	For each of the two years in the period ended December 31, 2019
Virtus Strategic Allocation Series	For each of the two years in the period ended December 31, 2019
Voya MidCap Opportunities Portfolio	For each of the two years in the period ended December 31, 2019
VY Clarion Global Real Estate Portfolio	For each of the two years in the period ended December 31, 2019
VY Clarion Real Estate Portfolio	For each of the two years in the period ended December 31, 2019
Wells Fargo Growth	For each of the two years in the period ended December 31, 2019
Wells Fargo International Equity VT	For each of the two years in the period ended December 31, 2019

Subaccounts	Statements of operations and changes in net assets
Wells Fargo Large Cap Core	For each of the two years in the period ended December 31, 2019
Wells Fargo Omega Growth VT	For each of the two years in the period ended December 31, 2019
Wells Fargo Opportunity	For each of the two years in the period ended December 31, 2019
Wells Fargo Opportunity VT	For each of the two years in the period ended December 31, 2019
Wells Fargo Small Company Value	For each of the two years in the period ended December 31, 2019
Western Asset Variable Global High Yield Bond	For each of the two years in the period ended December 31, 2019

SBL Variable Annuity Account XIV
Statements of Net Assets
December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

7Twelve Balanced Portfolio 3	58,539	$701,256	$727,055	$-	$727,055	75,124	$9.13	$9.85
AB VPS Dynamic Asset Allocation	59,798	747,303	798,899	-	798,899	77,465	9.92	10.63
AB VPS Global Thematic Growth	253	7,494	8,155	-	8,155	487	14.66	16.99
AB VPS Growth and Income	14,028	424,151	417,487	-	417,487	22,895	14.10	18.50
AB VPS Small/Mid Cap Value	103,425	1,957,812	1,832,698	-	1,832,698	154,713	11.65	16.44
Alger Capital Appreciation	6,981	514,454	529,530	-	529,530	27,929	18.18	23.11
ALPS/Alerian Energy Infrastructure	37,341	360,030	334,572	-	334,572	43,110	7.63	8.29
American Century Diversified Bond	25,784	277,525	282,339	-	282,339	32,166	8.79	8.79
American Century Equity Income	1,132,321	9,734,864	10,326,770	-	10,326,770	495,785	16.52	21.21
American Century Heritage	150,188	2,941,070	2,770,966	-	2,770,966	122,538	22.24	30.97
American Century International Bond	315	4,038	4,092	-	4,092	578	7.09	7.09
American Century International Growth	457,718	5,372,703	5,886,255	-	5,886,255	540,817	10.49	15.55
American Century Select	36,049	1,933,857	2,812,155	-	2,812,155	182,930	15.24	22.21
American Century Strategic Allocation: Aggressive	168,547	1,289,833	1,245,561	-	1,245,561	92,201	12.90	13.51
American Century Strategic Allocation: Conservative	197,078	1,103,614	1,078,014	-	1,078,014	96,671	10.65	11.16
American Century Strategic Allocation: Moderate	838,872	5,425,270	5,100,344	-	5,100,344	407,250	11.97	12.54
American Century Ultra®	10,603	415,098	524,427	-	524,427	22,011	23.87	23.87
American Century VP Income & Growth	67,470	652,081	676,722	-	676,722	37,238	13.73	18.63
American Century VP Inflation Protection	27,157	273,315	278,630	-	278,630	33,574	8.26	8.47
American Century VP International	9,370	98,414	107,571	-	107,571	9,216	10.66	11.88
American Century VP Mid Cap Value (e)	304,914	5,513,062	6,311,721	-	6,311,721	369,493	14.16	18.79
American Century VP Ultra®	806,238	13,295,538	16,511,751	-	16,511,751	642,653	23.43	25.92
American Century VP Value	3,199,141	30,002,988	37,557,917	-	37,557,917	1,716,973	13.16	22.19
American Funds IS® Asset Allocation	654,657	14,724,036	15,495,724	-	15,495,724	1,248,612	11.92	12.76
American Funds IS® Blue Chip Income and Growth	34,692	468,538	461,745	-	461,745	36,323	12.71	13.61
American Funds IS® Global Bond	651,438	7,552,252	7,765,139	-	7,765,139	894,026	8.34	8.94
American Funds IS® Global Growth	361,806	10,331,525	11,595,876	-	11,595,876	803,584	13.87	14.85
American Funds IS® Global Growth and Income	16,797	243,191	262,544	-	262,544	21,023	12.45	13.33
American Funds IS® Global Small Capitalization	6,557	150,995	171,535	-	171,535	14,425	11.80	12.63
American Funds IS® Growth	20,474	1,521,229	1,625,802	-	1,625,802	96,989	16.31	17.47
American Funds IS® Growth-Income	412,689	19,528,219	20,436,381	-	20,436,381	1,375,944	14.29	15.30
American Funds IS® International	340,421	6,749,894	6,992,243	-	6,992,243	651,260	10.31	11.05
American Funds IS® International Growth and Income	9,407	157,557	169,426	-	169,426	17,526	9.37	10.03
American Funds IS® Mortgage	3,898	40,940	40,694	-	40,694	4,451	8.70	9.32
American Funds IS® New World	111,073	2,589,711	2,829,026	-	2,829,026	261,994	10.40	11.14
American Funds IS® U.S. Government/AAA-Rated Securities	20,939	257,676	255,879	-	255,879	28,979	8.67	9.28
AMG Managers Fairpointe Mid Cap	59,424	2,286,564	2,041,214	-	2,041,214	125,277	15.57	16.31
Ariel®	53,978	3,391,352	3,511,286	-	3,511,286	187,453	15.19	21.47
Baron Asset	8,627	559,480	744,236	-	744,236	37,749	19.72	19.72
BlackRock Advantage Large Cap Core V.I.	9,489	276,770	258,300	-	258,300	14,601	15.56	19.24
BlackRock Advantage Small Cap Growth	11,889	167,627	162,046	-	162,046	9,331	17.36	17.36

(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

BlackRock Basic Value V.I.	13,795	$206,749	$187,883	$-	$187,883	13,362	$12.28	$15.87
BlackRock Capital Appreciation V.I.	9,258	84,400	72,215	-	72,215	3,594	18.12	20.45
BlackRock Equity Dividend	30,401	658,309	632,635	-	632,635	38,722	16.34	16.34
BlackRock Equity Dividend V.I.	577,689	6,681,182	6,862,951	-	6,862,951	492,100	13.70	17.67
BlackRock Global Allocation	17,261	336,808	331,577	-	331,577	29,617	11.20	11.20
BlackRock Global Allocation V.I.	155,492	2,235,515	2,251,522	-	2,251,522	216,891	10.32	11.38
BlackRock High Yield V.I.	1,251,062	9,090,362	9,282,878	37,126	9,320,004	892,614	10.39	11.56
BlackRock International Dividend	13,064	374,551	373,899	-	373,899	34,823	10.72	10.72
BlackRock Large Cap Focus Growth V.I.	9,981	164,203	155,801	-	155,801	6,873	19.22	23.63
BNY Mellon Appreciation (c)	178,002	6,486,342	5,996,871	-	5,996,871	394,396	15.00	19.33
BNY Mellon Dynamic Value (c)	97,258	3,359,842	3,663,712	-	3,663,712	189,241	17.35	25.91
BNY Mellon IP MidCap Stock (c)	201,581	3,828,654	3,735,298	-	3,735,298	322,409	11.59	11.59
BNY Mellon IP Small Cap Stock Index (c)	365,857	6,711,672	6,973,243	-	6,973,243	514,832	13.33	18.45
BNY Mellon IP Technology Growth (c)	552,752	11,207,450	13,061,536	-	13,061,536	536,111	18.54	24.91
BNY Mellon Opportunistic Midcap Value (c)	95,597	2,918,827	2,542,887	-	2,542,887	131,572	18.55	30.62
BNY Mellon Stock Index (c)	3,855	179,699	231,415	-	231,415	11,985	15.90	20.47
BNY Mellon VIF Appreciation (c)	24,315	970,216	1,028,287	-	1,028,287	72,058	14.28	17.68
BNY Mellon VIF International Value (c)	1,635,152	17,709,155	19,670,878	-	19,670,878	2,533,954	6.61	9.73
Calamos® Growth	294,580	10,937,698	9,176,159	-	9,176,159	507,893	15.59	22.25
Calamos® Growth and Income	231,459	7,064,508	7,978,377	-	7,978,377	441,404	14.49	19.93
Calamos® High Income Opportunities	52,986	475,544	450,910	-	450,910	39,792	10.84	11.35
ClearBridge Small Cap Growth	494	12,799	17,080	-	17,080	931	18.35	18.35
ClearBridge Variable Aggressive Growth	514,229	13,042,481	14,213,298	-	14,213,298	800,538	16.20	17.85
ClearBridge Variable Small Cap Growth	262,286	6,678,084	7,223,355	-	7,223,355	339,779	19.66	21.78
Dimensional VA Equity Allocation (a)	30,955	355,746	362,481	-	362,481	34,023	10.55	10.67
Dimensional VA Global Bond Portfolio	77,021	816,567	807,180	-	807,180	91,980	8.42	8.91
Dimensional VA International Small Portfolio	63,578	730,047	796,000	-	796,000	63,059	11.62	13.66
Dimensional VA International Value Portfolio	79,677	940,306	976,840	-	976,840	91,933	9.48	10.93
Dimensional VA Short-Term Fixed Portfolio	71,581	731,697	730,129	-	730,129	89,370	7.78	8.30
Dimensional VA U.S. Large Value Portfolio	111,562	2,704,126	3,062,371	-	3,062,371	178,873	13.65	18.40
Dimensional VA U.S. Targeted Value Portfolio	65,965	1,146,888	1,186,056	-	1,186,056	83,689	11.86	16.28
DWS Capital Growth VIP	2,037	60,537	67,421	-	67,421	3,272	18.57	22.76
DWS Core Equity VIP	10,907	130,439	123,138	-	123,138	6,997	16.21	20.73
DWS CROCI® U.S. VIP	974	15,245	15,741	-	15,741	1,118	11.57	14.34
DWS Global Small Cap VIP	3,960	48,670	38,851	-	38,851	3,700	9.65	11.43
DWS Government & Agency Securities VIP	933	10,491	10,538	-	10,538	1,195	8.54	8.97
DWS High Income VIP	1,709	10,492	10,680	-	10,680	970	10.15	11.17
DWS International Growth VIP	1,085	15,266	15,908	-	15,908	1,340	11.58	12.07
DWS Small Mid Cap Value VIP	818	13,598	11,189	-	11,189	996	11.24	13.20

(a) New subaccount. See Note 1.
(c) Name change. See Note 1.
The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

Eaton Vance VT Floating-Rate Income	455,241	$4,179,244	$4,165,459	$-	$4,165,459	446,508	$9.27	$9.93
Federated Bond	714,424	6,540,463	6,808,461	-	6,808,461	554,476	11.74	12.29
Federated Fund for U.S. Government Securities II	362,942	3,893,686	3,945,177	-	3,945,177	461,767	8.42	9.92
Federated High Income Bond II	2,122,898	13,644,788	13,777,611	-	13,777,611	1,150,139	10.41	15.41
Fidelity® Advisor Dividend Growth	150,265	2,305,121	2,497,408	-	2,497,408	183,702	13.56	17.56
Fidelity® Advisor International Capital Appreciation (e)	17,164	239,556	378,305	-	378,305	25,124	14.98	18.47
Fidelity® Advisor Leveraged Company Stock	1,476	61,808	55,839	-	55,839	3,676	15.16	15.16
Fidelity® Advisor New Insights	69,938	1,980,429	2,149,209	-	2,149,209	117,915	18.23	18.23
Fidelity® Advisor Real Estate	92,023	1,915,896	2,001,510	-	2,001,510	142,736	10.13	23.91
Fidelity® Advisor Stock Selector Mid Cap	75,828	2,595,789	2,721,477	-	2,721,477	159,515	17.03	23.03
Fidelity® Advisor Value Strategies	59,046	1,869,502	2,033,553	-	2,033,553	115,491	14.91	23.16
Fidelity® VIP Balanced	79,462	1,336,571	1,511,364	-	1,511,364	103,630	13.20	15.32
Fidelity® VIP Contrafund	407,028	12,867,295	14,693,721	-	14,693,721	688,055	15.08	21.99
Fidelity® VIP Disciplined Small Cap	3,652	55,888	53,754	-	53,754	4,044	12.17	16.01
Fidelity® VIP Emerging Markets	39,648	436,859	503,136	-	503,136	42,400	11.57	12.10
Fidelity® VIP Equity-Income	127,400	2,762,192	2,942,940	-	2,942,940	234,467	12.52	12.52
Fidelity® VIP Growth & Income	202,889	4,062,362	4,378,338	-	4,378,338	316,920	13.58	19.50
Fidelity® VIP Growth Opportunities	524,856	19,718,311	25,219,339	-	25,219,339	1,160,273	20.50	26.27
Fidelity® VIP High Income	1,613,678	8,326,233	8,423,400	-	8,423,400	825,999	10.19	11.02
Fidelity® VIP Index 500	66,124	15,810,764	20,919,733	-	20,919,733	1,235,638	16.06	18.70
Fidelity® VIP Investment Grade Bond	545,009	6,829,392	6,992,465	-	6,992,465	681,179	9.29	11.18
Fidelity® VIP Mid Cap	14,213	467,519	451,261	-	451,261	32,128	12.70	14.69
Fidelity® VIP Overseas	87,680	1,808,748	2,007,883	-	2,007,883	189,218	10.55	11.85
Fidelity® VIP Real Estate	14,247	275,515	277,109	-	277,109	18,967	11.72	15.26
Fidelity® VIP Strategic Income	189,925	2,165,393	2,153,751	-	2,153,751	213,143	9.66	10.70
FormulaFolios US Equity Portfolio	30,351	240,930	199,106	-	199,106	19,625	9.74	10.23
Franklin Allocation VIP Fund (c)	456,286	3,265,291	3,180,314	-	3,180,314	280,125	11.36	11.36
Franklin Flex Cap Growth VIP Fund	90,287	689,036	727,716	-	727,716	39,823	16.24	18.73
Franklin Growth and Income VIP Fund	14,076	216,018	237,039	-	237,039	13,356	13.88	17.94
Franklin Income VIP Fund	1,102,862	16,835,693	17,546,534	-	17,546,534	1,518,928	10.74	12.64
Franklin Large Cap Growth VIP Fund	1,618	34,632	35,597	-	35,597	2,190	16.26	20.34
Franklin Mutual Global Discovery VIP Fund	668,280	13,332,680	12,389,907	-	12,389,907	1,025,006	11.22	13.87
Franklin Mutual Shares VIP Fund	1,699	34,302	31,953	-	31,953	2,676	11.66	14.72
Franklin Rising Dividends VIP Fund	43,669	1,144,297	1,178,629	-	1,178,629	71,635	14.80	19.89
Franklin Small Cap Value VIP Fund	352,490	5,501,638	5,304,968	-	5,304,968	373,954	12.67	16.08
Franklin Small-Mid Cap Growth VIP Fund	204,227	3,832,752	3,531,079	-	3,531,079	215,007	14.09	31.92
Franklin Strategic Income VIP Fund	873,115	9,478,248	9,211,366	-	9,211,366	1,000,345	8.98	10.22
Franklin U.S. Government Securities VIP Fund	16,023	192,588	193,077	-	193,077	22,450	8.42	8.83

(c) Name change. See Note 1.
(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

Goldman Sachs Emerging Markets Equity	185,512	$3,232,988	$3,875,351	$-	$3,875,351	397,618	$9.32	$9.77
Goldman Sachs Government Income	222,154	3,307,447	3,301,204	-	3,301,204	380,737	8.32	8.71
Goldman Sachs VIT Growth Opportunities	22,629	332,409	248,916	-	248,916	14,404	14.62	18.59
Goldman Sachs VIT High Quality Floating Rate	938	9,743	9,713	-	9,713	1,197	7.93	8.72
Goldman Sachs VIT International Equity Insights	4,768	42,172	39,242	-	39,242	3,851	9.42	10.37
Goldman Sachs VIT Mid Cap Value	59,413	988,478	972,593	-	972,593	69,611	12.37	15.61
Goldman Sachs VIT Small Cap Equity Insights	20,833	256,458	260,621	-	260,621	15,522	13.42	17.08
Goldman Sachs VIT Strategic Growth	16,600	217,263	197,703	-	197,703	8,819	17.89	23.35
Guggenheim Alpha Opportunity	5,861	81,160	102,625	-	102,625	6,719	11.56	17.00
Guggenheim Floating Rate Strategies	86,199	2,232,916	2,182,549	-	2,182,549	212,802	10.26	10.26
Guggenheim High Yield	387,533	4,416,490	4,235,737	-	4,235,737	284,295	13.50	16.25
Guggenheim Large Cap Value	102,484	4,468,956	4,524,648	-	4,524,648	316,464	13.93	19.11
Guggenheim Long Short Equity	20,395	271,866	334,677	-	334,677	29,987	11.15	11.15
Guggenheim Macro Opportunities	459	12,158	11,790	-	11,790	1,159	10.17	10.17
Guggenheim Multi-Hedge Strategies	54	1,304	1,311	-	1,311	157	8.35	8.35
Guggenheim Small Cap Value	11,051	150,514	148,419	-	148,419	11,002	13.49	13.49
Guggenheim SMid Cap Value (c)	437,597	15,159,763	13,758,049	-	13,758,049	503,250	18.64	33.70
Guggenheim StylePlus Large Core	72,772	1,544,725	1,598,084	-	1,598,084	129,624	12.09	16.74
Guggenheim StylePlus Mid Growth	52,649	2,138,376	2,200,194	-	2,200,194	140,730	15.18	23.30
Guggenheim Total Return Bond	28,916	776,622	783,630	-	783,630	74,785	10.48	10.48
Guggenheim US Investment Grade Bond	358,034	6,570,528	6,702,398	-	6,702,398	686,577	8.87	9.84
Guggenheim VIF All Cap Value	716,932	20,476,567	23,579,887	-	23,579,887	1,184,712	13.11	26.83
Guggenheim VIF Alpha Opportunity (e)	192,305	3,036,551	2,859,569	-	2,859,569	171,228	15.20	16.80
Guggenheim VIF Floating Rate Strategies	174,610	4,571,228	4,532,878	-	4,532,878	458,969	9.52	10.20
Guggenheim VIF Global Managed Futures Strategy	65,442	1,218,893	1,088,300	-	1,088,300	219,390	4.91	7.69
Guggenheim VIF High Yield	929,434	27,162,165	26,414,502	-	26,414,502	950,144	10.24	34.11
Guggenheim VIF Large Cap Value	827,699	29,368,765	33,563,187	-	33,563,187	2,081,138	13.19	24.95
Guggenheim VIF Long Short Equity	686,386	9,325,189	9,499,585	-	9,499,585	852,340	8.26	12.29
Guggenheim VIF Managed Asset Allocation	373,690	8,462,778	11,976,767	-	11,976,767	890,881	11.92	14.12
Guggenheim VIF Multi-Hedge Strategies	86,730	2,019,451	2,095,407	-	2,095,407	344,777	5.79	8.21
Guggenheim VIF Small Cap Value	669,355	26,416,222	27,704,601	-	27,704,601	828,558	10.81	35.71
Guggenheim VIF SMid Cap Value (c)	644,993	38,439,409	44,620,627	-	44,620,627	1,321,301	12.25	37.03
Guggenheim VIF StylePlus Large Core	358,616	12,779,350	15,865,156	-	15,865,156	1,437,484	10.90	20.57
Guggenheim VIF StylePlus Large Growth	502,530	8,226,744	9,960,149	-	9,960,149	814,426	12.20	21.18
Guggenheim VIF StylePlus Mid Growth	205,286	9,179,841	12,005,114	-	12,005,114	732,356	15.29	35.78
Guggenheim VIF StylePlus Small Growth	131,944	3,970,507	4,554,720	-	4,554,720	415,096	10.65	19.28
Guggenheim VIF Total Return Bond	2,147,681	32,827,177	34,642,087	-	34,642,087	3,221,259	9.16	11.06
Guggenheim VIF World Equity Income	1,121,121	12,267,596	16,200,199	-	16,200,199	1,386,246	10.23	13.64
Guggenheim World Equity Income	360,446	4,986,289	5,799,578	-	5,799,578	487,575	11.58	16.71
Invesco American Franchise	66,948	1,048,640	1,472,193	-	1,472,193	111,401	13.18	20.27

(c) Name change. See Note 1.
(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

Invesco Comstock	419,840	$8,843,115	$10,516,991	$-	$10,516,991	676,191	$15.36	$21.66
Invesco Energy	2,046	58,924	37,826	-	37,826	8,603	4.40	4.40
Invesco Equity and Income	844,963	8,203,707	8,694,667	-	8,694,667	540,525	14.47	18.16
Invesco Gold & Precious Metals	30,673	146,962	137,110	-	137,110	28,490	4.81	4.81
Invesco Mid Cap Core Equity	77,934	1,652,511	1,372,420	-	1,372,420	85,431	14.43	18.86
Invesco Mid Cap Growth	22,765	792,168	769,447	-	769,447	55,076	13.81	25.34
Invesco Oppenheimer Developing Markets Fund (c)	6,730	249,944	311,800	-	311,800	28,583	10.91	10.91
Invesco Oppenheimer Discovery Fund (c)	1,777	143,344	144,745	-	144,745	7,591	19.10	19.10
Invesco Oppenheimer Global Fund (c)	5,122	433,544	491,312	-	491,312	29,149	16.88	16.88
Invesco Oppenheimer V.I. Global Fund (c)	113,607	4,748,098	4,765,825	-	4,765,825	356,512	13.20	16.27
Invesco Oppenheimer V.I. Global Strategic Income Fund (c)	6,157	31,777	31,588	-	31,588	3,279	9.03	9.87
Invesco Oppenheimer V.I. International Growth Fund (c)	320,665	804,139	820,901	-	820,901	67,939	10.19	12.30
Invesco Oppenheimer V.I. Main Street Small Cap Fund (c)	624,190	14,432,296	14,287,699	-	14,287,699	618,572	13.36	29.49
Invesco Oppenheimer V.I. Total Return Bond Fund (c)	3,212,958	24,593,842	25,125,329	-	25,125,329	3,661,932	6.56	6.95
Invesco Small Cap Growth (e)	69,066	2,057,363	2,441,494	-	2,441,494	127,599	19.07	27.87
Invesco Technology	23,753	930,335	1,183,632	-	1,183,632	121,146	9.67	24.20
Invesco V.I. American Franchise Series I	21,293	1,285,417	1,429,824	-	1,429,824	108,714	13.15	16.54
Invesco V.I. American Franchise Series II	3,433	198,979	219,362	-	219,362	12,525	17.46	20.12
Invesco V.I. American Value	29,668	523,816	466,974	-	466,974	41,304	11.25	14.87
Invesco V.I. Balanced-Risk Allocation	3,476	37,398	37,294	-	37,294	3,675	10.04	10.75
Invesco V.I. Comstock	1,366,848	23,102,564	23,359,427	-	23,359,427	1,537,815	12.70	17.18
Invesco V.I. Core Equity	339	12,859	11,786	-	11,786	798	12.00	15.06
Invesco V.I. Equity and Income	546,699	9,207,470	9,523,491	-	9,523,491	664,062	11.66	14.61
Invesco V.I. Global Core Equity	2,796	27,278	28,741	-	28,741	2,498	11.20	11.99
Invesco V.I. Global Real Estate Series I	599,304	9,977,301	10,919,319	-	10,919,319	468,767	21.13	23.38
Invesco V.I. Global Real Estate Series II	20,324	342,025	361,359	-	361,359	27,735	10.81	13.25
Invesco V.I. Government Money Market	27,196,425	27,196,425	27,196,425	-	27,196,425	3,021,672	8.80	9.04
Invesco V.I. Government Securities	1,005,316	11,731,520	11,561,131	-	11,561,131	1,354,265	7.91	9.10
Invesco V.I. Growth and Income	1,137	25,122	21,671	-	21,671	1,558	12.66	16.57
Invesco V.I. Health Care Series I	285,849	7,470,172	8,641,218	-	8,641,218	349,127	22.68	25.09
Invesco V.I. Health Care Series II	13,078	334,959	372,580	-	372,580	20,979	14.03	20.16
Invesco V.I. High Yield	7,525	40,005	40,333	-	40,333	3,565	9.84	11.52
Invesco V.I. International Growth	864,267	29,169,056	33,257,011	-	33,257,011	2,326,143	10.35	16.91
Invesco V.I. Managed Volatility	16,941	233,879	207,703	-	207,703	14,878	11.05	14.24
Invesco V.I. Mid Cap Core Equity	884,747	10,812,863	10,510,797	-	10,510,797	590,266	11.68	19.90
Invesco V.I. Mid Cap Growth	840,489	4,532,351	4,462,997	-	4,462,997	296,207	12.38	16.33
Invesco V.I. S&P 500 Index	21,850	394,061	406,183	-	406,183	21,125	15.74	20.25
Invesco V.I. Small Cap Equity	1,155	21,658	19,167	-	19,167	1,435	11.04	13.60
Invesco V.I. Value Opportunities	516,225	3,410,653	2,880,534	-	2,880,534	195,657	13.45	14.89

(c) Name change. See Note 1.
(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

Invesco Value Opportunities	167,333	$1,866,615	$2,182,017	$-	$2,182,017	213,243	$10.24	$14.14
Ivy Asset Strategy	12,004	299,668	260,847	-	260,847	24,462	10.66	10.66
Ivy VIP Asset Strategy	71,344	680,329	677,775	-	677,775	69,502	9.63	11.42
Ivy VIP Balanced	9,364	80,992	76,977	-	76,977	5,373	11.81	14.59
Ivy VIP Core Equity	9,666	124,202	122,065	-	122,065	6,555	14.60	18.98
Ivy VIP Energy	29,939	179,363	119,752	-	119,752	27,490	4.29	4.57
Ivy VIP Global Bond	23,005	115,242	116,625	-	116,625	12,275	9.13	9.67
Ivy VIP Global Equity Income	5,638	40,923	33,874	-	33,874	2,433	12.07	14.16
Ivy VIP Global Growth	192,325	775,846	687,909	-	687,909	49,958	12.57	14.02
Ivy VIP Growth	20,116	223,841	227,842	-	227,842	9,477	19.42	24.48
Ivy VIP High Income	181,117	640,251	628,258	-	628,258	60,810	10.11	12.76
Ivy VIP International Core Equity	34,242	560,862	535,978	-	535,978	50,997	10.48	10.70
Ivy VIP Mid Cap Growth	4,623	55,270	58,646	-	58,646	3,290	15.79	19.07
Ivy VIP Science and Technology	13,177	354,815	392,869	-	392,869	22,009	17.44	24.22
Ivy VIP Securian Real Estate Securities	7,299	63,219	58,745	-	58,745	4,581	12.32	15.61
Ivy VIP Small Cap Core	22,079	358,908	302,799	-	302,799	19,489	13.50	16.16
Ivy VIP Small Cap Growth	19,426	202,342	170,461	-	170,461	12,381	13.59	14.28
Ivy VIP Value	34,723	230,886	233,464	-	233,464	14,444	12.94	16.44
Janus Henderson Mid Cap Value	8,555	144,124	139,957	-	139,957	9,401	14.83	14.83
Janus Henderson Overseas	79,869	2,683,818	2,724,337	-	2,724,337	395,871	6.58	6.89
Janus Henderson U.S. Managed Volatility	77,049	818,068	899,928	-	899,928	76,599	11.65	11.76
Janus Henderson VIT Enterprise	423,369	23,669,565	33,839,853	-	33,839,853	1,462,535	18.53	23.79
Janus Henderson VIT Forty	508	19,009	21,081	-	21,081	861	19.36	24.90
Janus Henderson VIT Mid Cap Value	4,356	68,668	70,226	-	70,226	4,904	12.70	15.04
Janus Henderson VIT Overseas	4,637	132,884	147,924	-	147,924	19,142	6.78	8.84
Janus Henderson VIT Research	445,217	13,965,226	17,648,400	-	17,648,400	1,000,483	16.78	21.01
JPMorgan Insurance Trust Core Bond Portfolio	429,903	4,652,205	4,767,625	-	4,767,625	505,549	8.97	9.45
JPMorgan Insurance Trust Small Cap Core Portfolio	7,385	169,016	168,293	-	168,293	10,363	13.17	17.91
JPMorgan Insurance Trust US Equity Portfolio	8,455	229,449	269,132	-	269,132	14,212	16.02	20.91
Lord Abbett Series Bond-Debenture VC	364,877	4,429,535	4,407,717	-	4,407,717	405,271	10.69	12.59
Lord Abbett Series Calibrated Dividend Growth VC	5,065	75,036	80,834	-	80,834	5,145	14.78	18.42
Lord Abbett Series Developing Growth VC	66,846	2,157,283	1,997,354	-	1,997,354	140,457	14.13	19.33
Lord Abbett Series Growth Opportunities VC	3,325	43,798	43,287	-	43,287	2,834	15.28	17.51
Lord Abbett Series Mid Cap Stock VC	2,582	64,861	61,301	-	61,301	4,793	11.36	13.77
Lord Abbett Series Total Return VC	3,083	51,545	51,945	-	51,945	5,058	9.27	10.48
MFS® VIT Emerging Markets Equity	14,365	233,369	241,189	-	241,189	25,226	9.40	9.77
MFS® VIT Global Tactical Allocation	502	8,055	7,810	-	7,810	795	9.83	10.52
MFS® VIT II MA Investors Growth Stock	8,919	194,681	198,635	-	198,635	8,737	17.67	23.13
MFS® VIT II Research International	353,347	5,418,902	5,915,024	-	5,915,024	649,315	7.95	11.13
MFS® VIT Investors Trust	679	21,541	22,263	-	22,263	1,142	15.25	19.84
MFS® VIT New Discovery	15,116	242,852	272,394	-	272,394	15,928	14.80	17.87
MFS® VIT Research	4,239	112,917	123,144	-	123,144	6,439	15.42	20.47

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

MFS® VIT Total Return	994,731	$21,480,534	$24,301,271	$-	$24,301,271	1,799,981	$11.69	$14.36
MFS® VIT Total Return Bond	7,363	96,843	97,487	-	97,487	9,864	9.34	10.32
MFS® VIT Utilities	467,183	13,387,992	16,145,843	-	16,145,843	825,007	12.21	20.17
MFS® VIT International Intrinsic Value (c)	27,011	668,100	796,006	-	796,006	62,724	12.18	13.05
Morgan Stanley VIF Emerging Markets Debt	20,876	164,318	158,869	-	158,869	16,926	9.38	9.83
Morgan Stanley VIF Emerging Markets Equity	569,630	8,547,140	9,074,201	-	9,074,201	1,094,953	7.09	9.62
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	139,612	1,721,389	1,707,455	-	1,707,455	138,904	11.83	14.27
Morningstar Balanced ETF Asset Allocation Portfolio	533,635	5,856,214	5,672,536	-	5,672,536	523,466	10.80	12.30
Morningstar Conservative ETF Asset Allocation Portfolio	204,329	2,244,957	2,274,187	-	2,274,187	238,445	9.19	9.87
Morningstar Growth ETF Asset Allocation Portfolio	668,005	7,603,700	7,287,936	-	7,287,936	636,242	11.43	13.55
Morningstar Income and Growth ETF Asset Allocation Portfolio	119,007	1,255,782	1,248,386	-	1,248,386	121,864	9.97	11.03
Neuberger Berman AMT Sustainable Equity I (d)	188,557	4,914,476	5,070,295	-	5,070,295	475,001	10.62	17.28
Neuberger Berman AMT Sustainable Equity S	239,460	5,097,246	6,458,231	-	6,458,231	250,063	23.80	25.85
Neuberger Berman Core Bond	323,722	3,346,466	3,382,897	-	3,382,897	333,795	9.36	10.31
Neuberger Berman Large Cap Value	28,469	922,455	922,103	-	922,103	70,964	12.41	13.00
Neuberger Berman Sustainable Equity	27,722	999,459	1,046,490	-	1,046,490	63,329	15.76	16.55
North Square Oak Ridge Small Cap Growth (c)	6,554	112,919	84,111	-	84,111	5,734	14.67	14.67
Northern Global Tactical Asset Allocation	8,315	91,627	111,585	-	111,585	8,720	12.79	12.79
Northern Large Cap Core	7,519	132,589	158,360	-	158,360	8,644	18.32	18.32
Northern Large Cap Value	23,687	375,595	428,979	-	428,979	25,085	17.11	17.11
PGIM Jennison 20/20 Focus	243,702	3,666,757	3,662,835	-	3,662,835	219,151	15.96	16.72
PGIM Jennison Mid-Cap Growth	5,538	160,150	121,439	-	121,439	7,536	16.12	16.12
PGIM Jennison Natural Resources	392	14,611	12,418	-	12,418	2,452	5.07	5.07
PGIM Jennison Small Company	28,484	657,932	602,154	-	602,154	37,406	15.38	16.11
PGIM QMA Small-Cap Value (e)	19,650	420,098	328,358	-	328,358	28,776	10.95	11.47
PIMCO All Asset	30,019	353,788	354,523	-	354,523	34,297	10.36	10.36
PIMCO CommodityRealReturn Strategy	14,237	104,331	82,717	-	82,717	19,370	4.28	4.28
PIMCO Emerging Markets Bond	1,413	14,902	15,117	-	15,117	1,490	10.16	10.16
PIMCO High Yield	181,072	1,638,084	1,636,893	-	1,636,893	101,573	12.91	16.91
PIMCO International Bond (U.S. Dollar-Hedged)	508,878	5,449,497	5,450,083	-	5,450,083	464,576	11.22	11.75
PIMCO Low Duration	3,360	33,445	32,924	-	32,924	4,061	8.11	8.11
PIMCO Real Return	82,875	934,837	931,514	-	931,514	100,796	9.25	9.25
PIMCO StocksPLUS® Small Fund	164,734	1,543,767	1,586,392	-	1,586,392	88,649	17.89	17.89
PIMCO Total Return	227,050	2,388,447	2,347,695	-	2,347,695	226,602	10.36	10.36
PIMCO VIT All Asset Administrative	555,544	6,013,166	5,994,323	-	5,994,323	447,756	12.14	13.43
PIMCO VIT All Asset Advisor	30,499	320,049	333,049	-	333,049	32,905	9.46	10.50
PIMCO VIT CommodityRealReturn Strategy Administrative	429,910	3,624,445	2,755,722	-	2,755,722	640,609	3.85	4.33
PIMCO VIT CommodityRealReturn Strategy Advisor	9,484	68,862	61,553	-	61,553	15,974	3.86	4.93

(c) Name change. See Note 1.
(d) Merger. See Note 1.
(e) Closed to new investments. See Note 1.
The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

PIMCO VIT Emerging Markets Bond	248,111	$3,245,025	$3,272,587	$-	$3,272,587	270,091	$10.13	$12.39
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	4,960	59,336	56,300	-	56,300	5,074	8.37	11.34
PIMCO VIT Global Managed Asset Allocation (c)	1,345	15,985	16,938	-	16,938	1,630	10.39	11.13
PIMCO VIT High Yield	240,590	1,888,342	1,912,690	-	1,912,690	133,897	10.49	18.68
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	682,952	7,321,013	7,731,018	-	7,731,018	629,161	11.57	12.30
PIMCO VIT International Bond Portfolio (Unhedged)	20,446	201,991	205,480	-	205,480	24,266	8.30	8.62
PIMCO VIT Low Duration Administrative (e)	2,590,371	26,666,930	26,421,783	-	26,421,783	3,160,496	7.71	9.70
PIMCO VIT Low Duration Advisor	87,464	893,891	892,132	-	892,132	106,010	8.18	8.56
PIMCO VIT Real Return Administrative (e)	1,770,838	22,515,774	22,383,387	-	22,383,387	2,138,306	9.63	11.13
PIMCO VIT Real Return Advisor	40,093	493,666	506,777	-	506,777	55,355	8.48	9.33
PIMCO VIT Short-Term	128,130	1,323,691	1,322,300	-	1,322,300	151,650	8.34	8.86
PIMCO VIT Total Return Administrative	1,270,230	13,869,760	13,997,936	-	13,997,936	1,339,766	10.42	12.49
PIMCO VIT Total Return Advisor	754,543	8,184,482	8,315,061	-	8,315,061	863,420	9.12	9.99
Pioneer Bond VCT	185,277	2,013,052	2,073,250	-	2,073,250	219,708	9.35	9.86
Pioneer Equity Income VCT	10,158	212,692	171,872	-	171,872	9,677	14.42	18.48
Pioneer High Yield VCT	12,515	116,436	118,517	-	118,517	10,830	10.01	11.42
Pioneer Real Estate Shares VCT	4,418	57,555	50,362	-	50,362	3,702	12.24	14.43
Pioneer Strategic Income	6,856	72,863	75,480	-	75,480	7,490	10.09	10.09
Pioneer Strategic Income VCT	110,371	1,092,682	1,136,819	-	1,136,819	121,371	9.35	9.91
Power Income VIT	20,156	201,897	198,541	-	198,541	22,572	8.17	8.92
Probabilities Fund	248,193	2,258,272	2,275,934	-	2,275,934	215,693	9.98	11.03
Putnam VT Diversified Income	76,825	463,353	481,691	-	481,691	48,910	9.51	10.47
Putnam VT Equity Income	30,185	708,077	811,385	-	811,385	46,574	14.42	18.88
Putnam VT Global Asset Allocation	730	12,139	12,526	-	12,526	1,056	11.89	14.12
Putnam VT High Yield	118,937	734,864	751,680	-	751,680	71,425	10.21	11.20
Putnam VT Income	27,552	309,211	316,847	-	316,847	32,366	9.74	10.27
Putnam VT Multi-Asset Absolute Return	58,052	598,827	582,258	-	582,258	68,689	8.23	9.04
Putnam VT Multi-Cap Core	8,583	147,254	168,051	-	168,051	8,344	15.72	20.43
Putnam VT Small Cap Growth	1,326	23,486	21,438	-	21,438	1,755	12.22	15.86
Putnam VT Small Cap Value	15,926	176,913	155,600	-	155,600	14,106	11.01	11.01
Redwood Managed Volatility	125,916	1,232,439	1,213,829	-	1,213,829	115,508	10.41	10.94
Royce Micro-Cap	425,473	4,624,445	4,148,364	-	4,148,364	394,530	8.82	10.57
Royce Opportunity	215,901	2,527,132	2,506,615	-	2,506,615	173,507	13.80	14.45
Royce Small-Cap Value	132,965	1,335,072	1,268,488	-	1,268,488	107,549	11.27	11.80
Rydex VIF Banking	14,302	1,296,350	1,390,148	-	1,390,148	224,158	5.49	12.01
Rydex VIF Basic Materials	21,997	1,595,933	1,671,521	-	1,671,521	131,322	10.76	13.34
Rydex VIF Biotechnology	30,878	2,623,448	2,928,424	-	2,928,424	168,722	13.99	29.46
Rydex VIF Commodities Strategy	2,660	233,313	216,482	-	216,482	133,313	1.60	3.61
Rydex VIF Consumer Products	25,739	1,617,734	1,735,569	-	1,735,569	91,124	11.92	20.19

(c) Name change. See Note 1.
(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

Rydex VIF Dow 2x Strategy	14,097	$2,017,321	$2,302,938	$-	$2,302,938	79,702	$25.39	$29.93
Rydex VIF Electronics	8,880	749,993	939,847	-	939,847	102,943	8.15	23.64
Rydex VIF Energy	18,291	1,359,279	1,078,416	-	1,078,416	170,739	4.55	6.48
Rydex VIF Energy Services	11,698	435,340	354,332	-	354,332	155,061	2.08	2.47
Rydex VIF Europe 1.25x Strategy	6,701	655,479	719,271	-	719,271	115,254	5.17	9.04
Rydex VIF Financial Services	14,812	1,185,462	1,329,990	-	1,329,990	147,829	7.88	12.93
Rydex VIF Government Long Bond 1.2x Strategy	25,753	876,619	879,462	-	879,462	66,935	10.90	14.60
Rydex VIF Health Care	46,605	2,939,971	3,489,312	-	3,489,312	199,804	15.09	21.11
Rydex VIF High Yield Strategy	39,099	3,358,277	3,386,344	-	3,386,344	304,617	11.10	11.67
Rydex VIF Internet	22,306	2,169,001	2,320,006	-	2,320,006	189,172	11.99	22.93
Rydex VIF Inverse Dow 2x Strategy	4,838	137,450	126,744	-	126,744	952,719	0.13	1.25
Rydex VIF Inverse Government Long Bond Strategy	4,262	413,574	363,389	-	363,389	232,363	1.36	4.61
Rydex VIF Inverse Mid-Cap Strategy	174	11,197	10,424	-	10,424	13,896	0.75	3.62
Rydex VIF Inverse NASDAQ-100® Strategy	1,550	73,569	63,898	-	63,898	142,335	0.42	2.13
Rydex VIF Inverse Russell 2000® Strategy	522	30,047	28,102	-	28,102	40,626	0.69	3.64
Rydex VIF Inverse S&P 500 Strategy	3,695	218,672	204,313	-	204,313	251,502	0.76	3.18
Rydex VIF Japan 2x Strategy	6,763	576,186	577,247	-	577,247	47,961	12.01	13.27
Rydex VIF Leisure	4,686	435,132	496,889	-	496,889	36,688	13.47	15.87
Rydex VIF Mid-Cap 1.5x Strategy	67,260	1,360,023	1,305,513	-	1,305,513	49,922	15.79	27.05
Rydex VIF NASDAQ-100®	240,802	11,008,414	11,765,578	-	11,765,578	529,272	20.70	29.39
Rydex VIF NASDAQ-100® 2x Strategy	112,202	8,168,152	10,247,373	-	10,247,373	271,071	35.30	71.61
Rydex VIF Nova	20,420	2,384,617	2,770,551	-	2,770,551	161,653	17.07	20.41
Rydex VIF Precious Metals	115,820	3,447,147	4,255,233	-	4,255,233	457,383	5.18	9.86
Rydex VIF Real Estate	111,393	4,498,915	4,841,119	-	4,841,119	314,855	9.28	16.28
Rydex VIF Retailing	9,132	731,926	817,853	-	817,853	56,056	11.92	16.29
Rydex VIF Russell 2000® 1.5x Strategy	10,132	760,472	789,623	-	789,623	42,450	14.18	18.72
Rydex VIF Russell 2000® 2x Strategy	5,857	1,241,912	1,376,187	-	1,376,187	114,744	11.72	16.04
Rydex VIF S&P 500 2x Strategy	15,004	3,960,297	4,699,334	-	4,699,334	213,905	21.01	26.41
Rydex VIF S&P 500 Pure Growth	95,323	4,837,792	5,194,166	-	5,194,166	296,824	14.84	20.62
Rydex VIF S&P 500 Pure Value	145,531	8,064,361	8,442,234	-	8,442,234	556,955	12.71	15.60
Rydex VIF S&P MidCap 400 Pure Growth	64,061	2,339,896	2,317,075	-	2,317,075	139,027	10.26	16.96
Rydex VIF S&P MidCap 400 Pure Value	33,132	1,439,523	1,396,528	-	1,396,528	97,075	11.31	14.95
Rydex VIF S&P SmallCap 600 Pure Growth	34,075	1,906,753	1,882,305	-	1,882,305	114,122	12.22	16.92
Rydex VIF S&P SmallCap 600 Pure Value	18,068	1,222,357	1,147,321	-	1,147,321	100,093	9.37	11.65
Rydex VIF Strengthening Dollar 2x Strategy	5,892	240,945	242,829	-	242,829	53,414	4.55	9.83
Rydex VIF Technology	33,203	3,249,433	4,179,299	-	4,179,299	323,722	11.82	20.83
Rydex VIF Telecommunications	11,366	641,580	691,507	-	691,507	124,740	5.31	10.37
Rydex VIF Transportation	3,991	307,750	321,919	-	321,919	21,410	12.67	15.20
Rydex VIF U.S. Government Money Market	43,961,783	43,961,784	43,961,783	-	43,961,783	7,729,205	5.15	7.60
Rydex VIF Utilities	161,028	4,799,753	5,436,315	-	5,436,315	485,122	10.11	15.63
Rydex VIF Weakening Dollar 2x Strategy	2,904	189,021	163,093	-	163,093	43,395	3.76	4.76
SEI VP Conservative Strategy	3,349	34,073	34,930	-	34,930	3,747	9.07	9.71

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

SEI VP Defensive Strategy	12,743	$128,966	$129,215	$-	$129,215	15,190	$8.51	$9.11
SEI VP Market Growth Strategy	1,791	18,105	20,150	-	20,150	1,986	10.14	10.86
SEI VP Market Plus Strategy	4,113	44,573	48,486	-	48,486	4,274	10.71	11.47
SEI VP Moderate Strategy	4,445	45,826	46,942	-	46,942	4,735	9.77	10.47
T. Rowe Price Blue Chip Growth	74,994	2,477,365	2,806,288	-	2,806,288	122,095	19.30	25.86
T. Rowe Price Capital Appreciation	258,543	6,910,861	7,983,811	-	7,983,811	441,432	17.31	18.13
T. Rowe Price Equity Income	22,538	617,866	608,763	-	608,763	40,587	12.69	16.50
T. Rowe Price Growth Stock	100,046	5,096,280	6,879,144	-	6,879,144	325,359	20.19	21.15
T. Rowe Price Health Sciences	199,078	8,223,858	9,452,204	-	9,452,204	534,442	17.02	31.45
T. Rowe Price Limited-Term Bond	8,478	40,914	41,120	-	41,120	5,068	8.08	8.34
T. Rowe Price Retirement 2010	85	1,439	1,520	-	1,520	132	11.58	11.58
T. Rowe Price Retirement 2015	9,102	122,145	130,346	-	130,346	10,635	12.26	12.26
T. Rowe Price Retirement 2020	4,889	100,715	106,182	-	106,182	8,155	13.02	13.02
T. Rowe Price Retirement 2025	4,226	67,706	73,958	-	73,958	5,394	13.71	13.71
T. Rowe Price Retirement 2030	6,963	171,168	177,268	-	177,268	12,370	14.33	14.33
T. Rowe Price Retirement 2035	3,336	58,341	62,441	-	62,441	4,224	14.78	14.78
T. Rowe Price Retirement 2040	1,820	46,490	48,477	-	48,477	3,207	15.11	15.11
T. Rowe Price Retirement 2045	53	945	963	-	963	63	15.21	15.21
T. Rowe Price Retirement 2050	202	3,021	3,108	-	3,108	204	15.20	15.20
T. Rowe Price Retirement 2055	2,520	34,903	39,532	-	39,532	2,602	15.19	15.19
T. Rowe Price Retirement Balanced	11,322	164,821	175,496	-	175,496	16,127	10.88	10.88
Templeton Developing Markets VIP Fund	526,179	5,090,097	5,635,375	-	5,635,375	319,000	10.15	20.82
Templeton Foreign VIP Fund	163,412	2,324,720	2,276,332	-	2,276,332	223,463	8.51	14.39
Templeton Global Bond VIP Fund	122,198	2,046,713	1,951,495	-	1,951,495	225,703	8.16	9.00
Templeton Growth VIP Fund	346	4,902	3,771	-	3,771	380	9.94	11.97
Third Avenue Value	1,092	19,230	17,694	-	17,694	2,052	8.62	9.34
VanEck VIP Global Gold	23,683	174,351	204,382	-	204,382	22,239	8.56	9.22
VanEck VIP Global Hard Assets	5,163	118,369	94,280	-	94,280	19,680	3.86	5.00
Vanguard® VIF Balanced	29,333	670,430	731,574	-	731,574	58,693	12.11	12.77
Vanguard® VIF Capital Growth	22,321	750,511	909,794	-	909,794	61,457	14.42	15.21
Vanguard® VIF Conservative Allocation	50,873	1,268,236	1,349,658	-	1,349,658	123,092	10.68	11.27
Vanguard® VIF Diversified Value	25,035	404,021	411,821	-	411,821	34,678	11.64	12.28
Vanguard® VIF Equity Income	45,273	1,001,196	1,094,241	-	1,094,241	82,724	12.80	13.51
Vanguard® VIF Equity Index	10,826	452,033	516,380	-	516,380	36,318	13.66	14.42
Vanguard® VIF Growth	4,126	87,305	111,198	-	111,198	7,851	14.10	14.88
Vanguard® VIF High Yield Bond	114,966	897,459	941,573	-	941,573	83,688	10.77	11.37
Vanguard® VIF International	56,470	1,446,720	1,637,641	-	1,637,641	118,105	13.29	14.02
Vanguard® VIF Mid-Cap Index	38,060	870,163	914,575	-	914,575	71,205	12.57	13.26
Vanguard® VIF Moderate Allocation	61,194	1,692,231	1,843,165	-	1,843,165	156,912	11.30	11.92
Vanguard® VIF Short Term Investment Grade	81,709	867,615	885,722	-	885,722	92,945	9.13	9.63
Vanguard® VIF Small Company Growth	6,965	153,999	160,749	-	160,749	11,430	13.44	14.18
Vanguard® VIF Total Bond Market Index	233,627	2,713,592	2,852,581	-	2,852,581	290,954	9.39	9.91

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Net Assets (continued)
December 31, 2019

Subaccount	Number of Shares	Cost	Assets at Market Value	Investment Income Receivable	Net Assets	Units Outstanding	Range of Unit Values

Vanguard® VIF Total Stock Market Index	37,930	$1,433,109	$1,623,787	$-	$1,623,787	116,239	$13.48	$14.22
Vanguard® VIF Real Estate Index	12,547	160,100	172,402	-	172,402	14,711	11.54	12.18
Vanguard® VIF Total International Stock Market Index (a)	14,188	289,795	303,348	-	303,348	28,834	10.44	10.55
Victory RS Partners (e)	22,189	628,606	542,958	-	542,958	20,357	26.65	26.65
Victory RS Science and Technology	53,002	1,172,461	1,238,664	-	1,238,664	40,788	28.98	30.35
Victory RS Value	99,963	2,648,294	2,478,079	-	2,478,079	174,502	13.58	14.22
Virtus Ceredex Mid Cap Value Equity	34,966	439,626	443,713	-	443,713	25,192	17.60	17.60
Virtus Duff & Phelps Real Estate Securities Series	5,546	128,421	102,826	-	102,826	8,142	12.58	13.17
Virtus KAR Small-Cap Growth Series	36,927	1,147,460	1,162,475	-	1,162,475	46,042	24.57	26.32
Virtus Newfleet Multi-Sector Intermediate Bond Series	65,550	618,176	608,302	-	608,302	61,550	9.71	10.04
Virtus SGA International Growth Series (c)	61,422	727,799	728,469	-	728,469	93,139	7.64	7.90
Virtus Strategic Allocation Series	5,513	71,760	76,847	-	76,847	6,443	11.93	13.18
Voya MidCap Opportunities Portfolio	926	12,441	11,803	-	11,803	839	14.12	18.26
VY Clarion Global Real Estate Portfolio	8,259	98,335	108,611	-	108,611	9,769	10.36	11.67
Wells Fargo Growth (e)	26,251	860,230	863,397	-	863,397	41,791	20.63	36.22
Wells Fargo International Equity VT	21,686	71,652	40,769	-	40,769	4,119	9.85	10.07
Wells Fargo Large Cap Core	66,732	1,099,603	1,111,757	-	1,111,757	81,316	13.59	19.23
Wells Fargo Omega Growth VT	6,931	195,814	211,753	-	211,753	12,214	17.26	21.54
Wells Fargo Opportunity	19,574	810,920	857,131	-	857,131	49,705	17.00	25.17
Wells Fargo Opportunity VT	67,093	1,680,431	1,790,052	-	1,790,052	96,624	14.61	19.00
Wells Fargo Small Company Value (d)	194,641	5,060,004	5,488,889	-	5,488,889	508,901	10.78	10.79
Western Asset Variable Global High Yield Bond	561,126	4,326,724	4,169,164	-	4,169,164	355,049	9.86	11.76

(a) New subaccount. See Note 1.
(c) Name change. See Note 1.
(d) Merger. See Note 1.
(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets
Years Ended December 31, 2019 and 2018, Except as Noted

	7Twelve Balanced Portfolio 3	AB VPS Dynamic Asset Allocation	AB VPS Global Thematic Growth
Net assets as of December 31, 2017	$675,198	$666,428	$42,154
Investment income (loss):
Dividend distributions	6,459	12,581	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,517)	(7,558)	(88)
Net investment income (loss)	2,942	5,023	(88)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,003	-
Realized capital gain (loss) on investments	2,228	17,406	5,899
Change in unrealized appreciation (depreciation)	(66,231)	(93,219)	(4,538)
Net gain (loss) on investments	(64,003)	(74,810)	1,361
Net increase (decrease) in net assets from operations	(61,061)	(69,787)	1,273
Contract owner transactions:
Variable annuity deposits	65,080	23,412	-
Terminations, withdrawals and annuity payments	(23,001)	(351,321)	(266)
Transfers between subaccounts, net	(42,022)	478,911	(43,161)
Maintenance charges and mortality adjustments	(153)	(9,096)	-
Increase (decrease) in net assets from contract transactions	(96)	141,906	(43,427)
Total increase (decrease) in net assets	(61,157)	72,119	(42,154)
Net assets as of December 31, 2018	$614,041	$738,547	$-
Investment income (loss):
Dividend distributions	10,175	14,559	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,200)	(6,292)	(7)
Net investment income (loss)	6,975	8,267	(7)
Increase (decrease) in net assets from operations:
Capital gain distributions	14,190	921	-
Realized capital gain (loss) on investments	256	13,256	-
Change in unrealized appreciation (depreciation)	68,013	83,756	661
Net gain (loss) on investments	82,459	97,933	661
Net increase (decrease) in net assets from operations	89,434	106,200	654
Contract owner transactions:
Variable annuity deposits	12	2,005	7,501
Terminations, withdrawals and annuity payments	(20,211)	(30,031)	-
Transfers between subaccounts, net	43,934	(13,739)	-
Maintenance charges and mortality adjustments	(155)	(4,083)	-
Increase (decrease) in net assets from contract transactions	23,580	(45,848)	7,501
Total increase (decrease) in net assets	113,014	60,352	8,155
Net assets as of December 31, 2019	$727,055	$798,899	$8,155

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	AB VPS Growth and Income	AB VPS Small/Mid Cap Value	Alger Capital Appreciation
Net assets as of December 31, 2017	$106,617	$1,542,317	$986,268
Investment income (loss):
Dividend distributions	845	3,507	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,446)	(13,420)	(6,774)
Net investment income (loss)	(601)	(9,913)	(6,774)
Increase (decrease) in net assets from operations:
Capital gain distributions	12,851	124,807	75,192
Realized capital gain (loss) on investments	(37,917)	10,128	82,209
Change in unrealized appreciation (depreciation)	(7,316)	(404,966)	(116,527)
Net gain (loss) on investments	(32,382)	(270,031)	40,874
Net increase (decrease) in net assets from operations	(32,983)	(279,944)	34,100
Contract owner transactions:
Variable annuity deposits	10	390,550	35,175
Terminations, withdrawals and annuity payments	(24,294)	(122,257)	(41,085)
Transfers between subaccounts, net	(48,018)	(41,021)	(609,056)
Maintenance charges and mortality adjustments	-	(4,202)	(236)
Increase (decrease) in net assets from contract transactions	(72,302)	223,070	(615,202)
Total increase (decrease) in net assets	(105,285)	(56,874)	(581,102)
Net assets as of December 31, 2018	$1,332	$1,485,443	$405,166
Investment income (loss):
Dividend distributions	4,762	5,461	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,547)	(14,503)	(6,031)
Net investment income (loss)	3,215	(9,042)	(6,031)
Increase (decrease) in net assets from operations:
Capital gain distributions	50,052	188,631	60,886
Realized capital gain (loss) on investments	(10,516)	(70,191)	1,307
Change in unrealized appreciation (depreciation)	(6,508)	164,731	71,922
Net gain (loss) on investments	33,028	283,171	134,115
Net increase (decrease) in net assets from operations	36,243	274,129	128,084
Contract owner transactions:
Variable annuity deposits	-	493,587	7,527
Terminations, withdrawals and annuity payments	(79,715)	(256,443)	(9,657)
Transfers between subaccounts, net	459,627	(160,003)	(1,337)
Maintenance charges and mortality adjustments	-	(4,015)	(253)
Increase (decrease) in net assets from contract transactions	379,912	73,126	(3,720)
Total increase (decrease) in net assets	416,155	347,255	124,364
Net assets as of December 31, 2019	$417,487	$1,832,698	$529,530

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Alger Large Cap Growth	ALPS/Alerian Energy Infrastructure	American Century Diversified Bond
Net assets as of December 31, 2017	$103,731	$476,915	$423,760
Investment income (loss):
Dividend distributions	-	6,765	9,810
Investment Expenses:
Mortality and expense risk and administrative charges	(491)	(5,583)	(3,774)
Net investment income (loss)	(491)	1,182	6,036
Increase (decrease) in net assets from operations:
Capital gain distributions	8,944	-	-
Realized capital gain (loss) on investments	12,743	(4,229)	(5,356)
Change in unrealized appreciation (depreciation)	(19,381)	(75,286)	(13,578)
Net gain (loss) on investments	2,306	(79,515)	(18,934)
Net increase (decrease) in net assets from operations	1,815	(78,333)	(12,898)
Contract owner transactions:
Variable annuity deposits	-	47,672	25,801
Terminations, withdrawals and annuity payments	(140)	(30,600)	(51,750)
Transfers between subaccounts, net	(58,611)	(97,700)	(19,477)
Maintenance charges and mortality adjustments	-	(311)	(2,298)
Increase (decrease) in net assets from contract transactions	(58,751)	(80,939)	(47,724)
Total increase (decrease) in net assets	(56,936)	(159,272)	(60,622)
Net assets as of December 31, 2018	$46,795	$317,643	$363,138
Investment income (loss):
Dividend distributions	-	5,331	7,688
Investment Expenses:
Mortality and expense risk and administrative charges	(324)	(4,596)	(3,274)
Net investment income (loss)	(324)	735	4,414
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(19,335)	(7,037)	2,336
Change in unrealized appreciation (depreciation)	15,086	65,586	19,844
Net gain (loss) on investments	(4,249)	58,549	22,180
Net increase (decrease) in net assets from operations	(4,573)	59,284	26,594
Contract owner transactions:
Variable annuity deposits	-	6,206	16,836
Terminations, withdrawals and annuity payments	(2,467)	(64,599)	(9,893)
Transfers between subaccounts, net	(39,755)	16,251	(112,613)
Maintenance charges and mortality adjustments	-	(213)	(1,723)
Increase (decrease) in net assets from contract transactions	(42,222)	(42,355)	(107,393)
Total increase (decrease) in net assets	(46,795)	16,929	(80,799)
Net assets as of December 31, 2019	$-	$334,572	$282,339

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	American Century Equity Income	American Century Heritage	American Century International Bond
Net assets as of December 31, 2017	$11,216,374	$2,562,621	$4,325
Investment income (loss):
Dividend distributions	178,824	-	44
Investment Expenses:
Mortality and expense risk and administrative charges	(97,001)	(22,653)	(37)
Net investment income (loss)	81,823	(22,653)	7
Increase (decrease) in net assets from operations:
Capital gain distributions	501,852	449,966	-
Realized capital gain (loss) on investments	82,000	23,463	12
Change in unrealized appreciation (depreciation)	(1,182,575)	(566,171)	(221)
Net gain (loss) on investments	(598,723)	(92,742)	(209)
Net increase (decrease) in net assets from operations	(516,900)	(115,395)	(202)
Contract owner transactions:
Variable annuity deposits	263,933	53,613	10
Terminations, withdrawals and annuity payments	(1,080,149)	(343,279)	(284)
Transfers between subaccounts, net	(1,021,474)	(105,808)	-
Maintenance charges and mortality adjustments	(30,177)	(7,015)	(40)
Increase (decrease) in net assets from contract transactions	(1,867,867)	(402,489)	(314)
Total increase (decrease) in net assets	(2,384,767)	(517,884)	(516)
Net assets as of December 31, 2018	$8,831,607	$2,044,737	$3,809
Investment income (loss):
Dividend distributions	198,039	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(88,865)	(22,133)	(37)
Net investment income (loss)	109,174	(22,133)	(37)
Increase (decrease) in net assets from operations:
Capital gain distributions	501,982	313,750	-
Realized capital gain (loss) on investments	71,957	(18,899)	-
Change in unrealized appreciation (depreciation)	1,257,857	415,227	196
Net gain (loss) on investments	1,831,796	710,078	196
Net increase (decrease) in net assets from operations	1,940,970	687,945	159
Contract owner transactions:
Variable annuity deposits	191,613	53,227	144
Terminations, withdrawals and annuity payments	(1,219,627)	(357,338)	-
Transfers between subaccounts, net	611,365	348,562	-
Maintenance charges and mortality adjustments	(29,158)	(6,167)	(20)
Increase (decrease) in net assets from contract transactions	(445,807)	38,284	124
Total increase (decrease) in net assets	1,495,163	726,229	283
Net assets as of December 31, 2019	$10,326,770	$2,770,966	$4,092

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	American Century International Growth	American Century Select	American Century Strategic Allocation: Aggressive
Net assets as of December 31, 2017	$6,478,552	$2,832,985	$1,201,552
Investment income (loss):
Dividend distributions	43,306	-	11,109
Investment Expenses:
Mortality and expense risk and administrative charges	(56,944)	(26,022)	(10,781)
Net investment income (loss)	(13,638)	(26,022)	328
Increase (decrease) in net assets from operations:
Capital gain distributions	516,587	196,198	107,279
Realized capital gain (loss) on investments	141,718	167,664	4,079
Change in unrealized appreciation (depreciation)	(1,633,260)	(432,519)	(216,963)
Net gain (loss) on investments	(974,955)	(68,657)	(105,605)
Net increase (decrease) in net assets from operations	(988,593)	(94,679)	(105,277)
Contract owner transactions:
Variable annuity deposits	184,332	64,387	50,301
Terminations, withdrawals and annuity payments	(673,512)	(208,345)	(65,839)
Transfers between subaccounts, net	133,902	(242,140)	(4,453)
Maintenance charges and mortality adjustments	(18,979)	(8,187)	(3,429)
Increase (decrease) in net assets from contract transactions	(374,257)	(394,285)	(23,420)
Total increase (decrease) in net assets	(1,362,850)	(488,964)	(128,697)
Net assets as of December 31, 2018	$5,115,702	$2,344,021	$1,072,855
Investment income (loss):
Dividend distributions	-	-	16,441
Investment Expenses:
Mortality and expense risk and administrative charges	(51,587)	(24,185)	(10,894)
Net investment income (loss)	(51,587)	(24,185)	5,547
Increase (decrease) in net assets from operations:
Capital gain distributions	17,064	149,963	145,596
Realized capital gain (loss) on investments	(1,408)	122,592	5,911
Change in unrealized appreciation (depreciation)	1,355,360	532,624	87,126
Net gain (loss) on investments	1,371,016	805,179	238,633
Net increase (decrease) in net assets from operations	1,319,429	780,994	244,180
Contract owner transactions:
Variable annuity deposits	165,114	37,798	49,584
Terminations, withdrawals and annuity payments	(604,202)	(236,889)	(122,900)
Transfers between subaccounts, net	(92,090)	(106,892)	5,334
Maintenance charges and mortality adjustments	(17,698)	(6,877)	(3,492)
Increase (decrease) in net assets from contract transactions	(548,876)	(312,860)	(71,474)
Total increase (decrease) in net assets	770,553	468,134	172,706
Net assets as of December 31, 2019	$5,886,255	$2,812,155	$1,245,561

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	American Century Strategic Allocation: Conservative	American Century Strategic Allocation: Moderate	American Century Ultra®
Net assets as of December 31, 2017	$902,827	$5,509,033	$434,838
Investment income (loss):
Dividend distributions	12,435	59,112	-
Investment Expenses:
Mortality and expense risk and administrative charges	(8,366)	(47,678)	(4,579)
Net investment income (loss)	4,069	11,434	(4,579)
Increase (decrease) in net assets from operations:
Capital gain distributions	46,392	420,225	40,384
Realized capital gain (loss) on investments	3,069	29,732	30,835
Change in unrealized appreciation (depreciation)	(102,432)	(831,268)	(84,901)
Net gain (loss) on investments	(52,971)	(381,311)	(13,682)
Net increase (decrease) in net assets from operations	(48,902)	(369,877)	(18,261)
Contract owner transactions:
Variable annuity deposits	20,513	194,984	44,333
Terminations, withdrawals and annuity payments	(123,799)	(594,845)	(123,848)
Transfers between subaccounts, net	119,370	(5,176)	183,103
Maintenance charges and mortality adjustments	(2,530)	(12,586)	(2,675)
Increase (decrease) in net assets from contract transactions	13,554	(417,623)	100,913
Total increase (decrease) in net assets	(35,348)	(787,500)	82,652
Net assets as of December 31, 2018	$867,479	$4,721,533	$517,490
Investment income (loss):
Dividend distributions	13,043	66,162	-
Investment Expenses:
Mortality and expense risk and administrative charges	(9,060)	(46,481)	(4,920)
Net investment income (loss)	3,983	19,681	(4,920)
Increase (decrease) in net assets from operations:
Capital gain distributions	70,038	568,629	23,004
Realized capital gain (loss) on investments	4,857	(17,691)	29,513
Change in unrealized appreciation (depreciation)	53,701	318,484	106,037
Net gain (loss) on investments	128,596	869,422	158,554
Net increase (decrease) in net assets from operations	132,579	889,103	153,634
Contract owner transactions:
Variable annuity deposits	24,609	178,754	25,617
Terminations, withdrawals and annuity payments	(301,901)	(654,779)	(31,229)
Transfers between subaccounts, net	358,846	(22,908)	(138,011)
Maintenance charges and mortality adjustments	(3,598)	(11,359)	(3,074)
Increase (decrease) in net assets from contract transactions	77,956	(510,292)	(146,697)
Total increase (decrease) in net assets	210,535	378,811	6,937
Net assets as of December 31, 2019	$1,078,014	$5,100,344	$524,427

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	American Century VP Income & Growth	American Century VP Inflation Protection	American Century VP International
Net assets as of December 31, 2017	$545,579	$179,081	$108,238
Investment income (loss):
Dividend distributions	9,755	5,463	1,188
Investment Expenses:
Mortality and expense risk and administrative charges	(3,359)	(1,245)	(485)
Net investment income (loss)	6,396	4,218	703
Increase (decrease) in net assets from operations:
Capital gain distributions	40,507	-	7,006
Realized capital gain (loss) on investments	3,813	(101)	173
Change in unrealized appreciation (depreciation)	(104,902)	(10,434)	(24,601)
Net gain (loss) on investments	(60,582)	(10,535)	(17,422)
Net increase (decrease) in net assets from operations	(54,186)	(6,317)	(16,719)
Contract owner transactions:
Variable annuity deposits	-	6,750	-
Terminations, withdrawals and annuity payments	(3,077)	(5,437)	(1,575)
Transfers between subaccounts, net	70,385	24,734	-
Maintenance charges and mortality adjustments	(1,007)	-	-
Increase (decrease) in net assets from contract transactions	66,301	26,047	(1,575)
Total increase (decrease) in net assets	12,115	19,730	(18,294)
Net assets as of December 31, 2018	$557,694	$198,811	$89,944
Investment income (loss):
Dividend distributions	11,466	5,646	728
Investment Expenses:
Mortality and expense risk and administrative charges	(2,963)	(1,399)	(452)
Net investment income (loss)	8,503	4,247	276
Increase (decrease) in net assets from operations:
Capital gain distributions	52,830	-	5,271
Realized capital gain (loss) on investments	(294)	(343)	(89)
Change in unrealized appreciation (depreciation)	67,659	14,257	18,605
Net gain (loss) on investments	120,195	13,914	23,787
Net increase (decrease) in net assets from operations	128,698	18,161	24,063
Contract owner transactions:
Variable annuity deposits	-	27,626	-
Terminations, withdrawals and annuity payments	(8,223)	(14,899)	(6,436)
Transfers between subaccounts, net	(413)	48,942	-
Maintenance charges and mortality adjustments	(1,034)	(11)	-
Increase (decrease) in net assets from contract transactions	(9,670)	61,658	(6,436)
Total increase (decrease) in net assets	119,028	79,819	17,627
Net assets as of December 31, 2019	$676,722	$278,630	$107,571

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	American Century VP Mid Cap Value(e)	American Century VP Ultra®	American Century VP Value
Net assets as of December 31, 2017	$7,922,237	$15,976,304	$46,202,950
Investment income (loss):
Dividend distributions	89,225	19,479	578,674
Investment Expenses:
Mortality and expense risk and administrative charges	(56,785)	(134,882)	(298,837)
Net investment income (loss)	32,440	(115,403)	279,837
Increase (decrease) in net assets from operations:
Capital gain distributions	458,904	1,738,756	2,503
Realized capital gain (loss) on investments	305,763	1,277,041	2,633,460
Change in unrealized appreciation (depreciation)	(1,696,530)	(2,687,054)	(6,650,756)
Net gain (loss) on investments	(931,863)	328,743	(4,014,793)
Net increase (decrease) in net assets from operations	(899,423)	213,340	(3,734,956)
Contract owner transactions:
Variable annuity deposits	141,175	599,642	929,488
Terminations, withdrawals and annuity payments	(1,227,290)	(2,432,109)	(4,100,020)
Transfers between subaccounts, net	(254,157)	(55,076)	(4,739,103)
Maintenance charges and mortality adjustments	(29,079)	(70,994)	(172,519)
Increase (decrease) in net assets from contract transactions	(1,369,351)	(1,958,537)	(8,082,154)
Total increase (decrease) in net assets	(2,268,774)	(1,745,197)	(11,817,110)
Net assets as of December 31, 2018	$5,653,463	$14,231,107	$34,385,840
Investment income (loss):
Dividend distributions	117,421	-	737,697
Investment Expenses:
Mortality and expense risk and administrative charges	(48,033)	(129,870)	(298,512)
Net investment income (loss)	69,388	(129,870)	439,185
Increase (decrease) in net assets from operations:
Capital gain distributions	660,032	1,578,190	2,184,375
Realized capital gain (loss) on investments	72,353	549,351	1,705,898
Change in unrealized appreciation (depreciation)	701,748	2,258,661	4,140,145
Net gain (loss) on investments	1,434,133	4,386,202	8,030,418
Net increase (decrease) in net assets from operations	1,503,521	4,256,332	8,469,603
Contract owner transactions:
Variable annuity deposits	121,957	672,168	1,042,261
Terminations, withdrawals and annuity payments	(736,995)	(1,918,666)	(4,215,399)
Transfers between subaccounts, net	(204,533)	(661,420)	(1,959,725)
Maintenance charges and mortality adjustments	(25,692)	(67,770)	(164,663)
Increase (decrease) in net assets from contract transactions	(845,263)	(1,975,688)	(5,297,526)
Total increase (decrease) in net assets	658,258	2,280,644	3,172,077
Net assets as of December 31, 2019	$6,311,721	$16,511,751	$37,557,917

(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	American Funds IS® Asset Allocation	American Funds IS® Blue Chip Income and Growth	American Funds IS® Global Bond
Net assets as of December 31, 2017	$13,478,062	$735,584	$4,794,544
Investment income (loss):
Dividend distributions	192,228	14,395	129,372
Investment Expenses:
Mortality and expense risk and administrative charges	(104,415)	(9,222)	(46,088)
Net investment income (loss)	87,813	5,173	83,284
Increase (decrease) in net assets from operations:
Capital gain distributions	613,015	136,621	19,943
Realized capital gain (loss) on investments	86,782	50,875	(3,430)
Change in unrealized appreciation (depreciation)	(1,496,237)	(111,224)	(248,993)
Net gain (loss) on investments	(796,440)	76,272	(232,480)
Net increase (decrease) in net assets from operations	(708,627)	81,445	(149,196)
Contract owner transactions:
Variable annuity deposits	804,765	88,270	339,922
Terminations, withdrawals and annuity payments	(2,951,039)	(60,982)	(387,782)
Transfers between subaccounts, net	1,381,205	(399,427)	1,992,270
Maintenance charges and mortality adjustments	(18,309)	(184)	(25,157)
Increase (decrease) in net assets from contract transactions	(783,378)	(372,323)	1,919,253
Total increase (decrease) in net assets	(1,492,005)	(290,878)	1,770,057
Net assets as of December 31, 2018	$11,986,057	$444,706	$6,564,601
Investment income (loss):
Dividend distributions	249,318	8,527	109,534
Investment Expenses:
Mortality and expense risk and administrative charges	(102,800)	(5,585)	(58,275)
Net investment income (loss)	146,518	2,942	51,259
Increase (decrease) in net assets from operations:
Capital gain distributions	762,570	40,081	-
Realized capital gain (loss) on investments	(4,284)	(40,460)	18,337
Change in unrealized appreciation (depreciation)	1,642,386	53,330	433,487
Net gain (loss) on investments	2,400,672	52,951	451,824
Net increase (decrease) in net assets from operations	2,547,190	55,893	503,083
Contract owner transactions:
Variable annuity deposits	1,636,502	20,000	458,067
Terminations, withdrawals and annuity payments	(1,762,944)	(10,252)	(491,973)
Transfers between subaccounts, net	1,113,565	(48,490)	756,219
Maintenance charges and mortality adjustments	(24,646)	(112)	(24,858)
Increase (decrease) in net assets from contract transactions	962,477	(38,854)	697,455
Total increase (decrease) in net assets	3,509,667	17,039	1,200,538
Net assets as of December 31, 2019	$15,495,724	$461,745	$7,765,139

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	American Funds IS® Global Growth	American Funds IS® Global Growth and Income	American Funds IS® Global Small Capitalization
Net assets as of December 31, 2017	$8,358,989	$188,944	$99,827
Investment income (loss):
Dividend distributions	41,992	5,544	23
Investment Expenses:
Mortality and expense risk and administrative charges	(67,595)	(3,780)	(1,301)
Net investment income (loss)	(25,603)	1,764	(1,278)
Increase (decrease) in net assets from operations:
Capital gain distributions	681,051	111,696	4,518
Realized capital gain (loss) on investments	122,038	(85,517)	251
Change in unrealized appreciation (depreciation)	(1,548,748)	(41,968)	(16,534)
Net gain (loss) on investments	(745,659)	(15,789)	(11,765)
Net increase (decrease) in net assets from operations	(771,262)	(14,025)	(13,043)
Contract owner transactions:
Variable annuity deposits	859,143	-	7,572
Terminations, withdrawals and annuity payments	(564,842)	(13,909)	-
Transfers between subaccounts, net	(811,223)	4,906	392
Maintenance charges and mortality adjustments	(24,952)	(27)	-
Increase (decrease) in net assets from contract transactions	(541,874)	(9,030)	7,964
Total increase (decrease) in net assets	(1,313,136)	(23,055)	(5,079)
Net assets as of December 31, 2018	$7,045,853	$165,889	$94,748
Investment income (loss):
Dividend distributions	95,972	4,176	11
Investment Expenses:
Mortality and expense risk and administrative charges	(69,324)	(3,183)	(1,536)
Net investment income (loss)	26,648	993	(1,525)
Increase (decrease) in net assets from operations:
Capital gain distributions	503,225	12,529	8,136
Realized capital gain (loss) on investments	21,165	74	2
Change in unrealized appreciation (depreciation)	2,027,879	44,262	25,001
Net gain (loss) on investments	2,552,269	56,865	33,139
Net increase (decrease) in net assets from operations	2,578,917	57,858	31,614
Contract owner transactions:
Variable annuity deposits	1,535,761	3	-
Terminations, withdrawals and annuity payments	(617,772)	(36,899)	(391)
Transfers between subaccounts, net	1,082,854	75,726	45,564
Maintenance charges and mortality adjustments	(29,737)	(33)	-
Increase (decrease) in net assets from contract transactions	1,971,106	38,797	45,173
Total increase (decrease) in net assets	4,550,023	96,655	76,787
Net assets as of December 31, 2019	$11,595,876	$262,544	$171,535

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	American Funds IS® Growth	American Funds IS® Growth-Income	American Funds IS® International
Net assets as of December 31, 2017	$2,400,529	$16,963,990	$6,866,412
Investment income (loss):
Dividend distributions	2,471	209,670	97,884
Investment Expenses:
Mortality and expense risk and administrative charges	(10,753)	(135,971)	(53,367)
Net investment income (loss)	(8,282)	73,699	44,517
Increase (decrease) in net assets from operations:
Capital gain distributions	63,886	1,175,473	333,487
Realized capital gain (loss) on investments	279,440	386,229	122,555
Change in unrealized appreciation (depreciation)	(279,711)	(2,050,917)	(1,436,497)
Net gain (loss) on investments	63,615	(489,215)	(980,455)
Net increase (decrease) in net assets from operations	55,333	(415,516)	(935,938)
Contract owner transactions:
Variable annuity deposits	214,147	1,736,450	801,317
Terminations, withdrawals and annuity payments	(98,213)	(3,519,492)	(1,194,771)
Transfers between subaccounts, net	(1,544,152)	(186,509)	109,209
Maintenance charges and mortality adjustments	(392)	(44,599)	(18,053)
Increase (decrease) in net assets from contract transactions	(1,428,610)	(2,014,150)	(302,298)
Total increase (decrease) in net assets	(1,373,277)	(2,429,666)	(1,238,236)
Net assets as of December 31, 2018	$1,027,252	$14,534,324	$5,628,176
Investment income (loss):
Dividend distributions	8,438	283,472	83,084
Investment Expenses:
Mortality and expense risk and administrative charges	(15,107)	(141,976)	(48,295)
Net investment income (loss)	(6,669)	141,496	34,789
Increase (decrease) in net assets from operations:
Capital gain distributions	161,028	1,950,341	171,360
Realized capital gain (loss) on investments	(3,345)	(2,974)	(28,896)
Change in unrealized appreciation (depreciation)	203,493	1,696,169	1,071,176
Net gain (loss) on investments	361,176	3,643,536	1,213,640
Net increase (decrease) in net assets from operations	354,507	3,785,032	1,248,429
Contract owner transactions:
Variable annuity deposits	461	2,227,793	491,350
Terminations, withdrawals and annuity payments	(102,481)	(1,347,679)	(470,708)
Transfers between subaccounts, net	347,395	1,283,251	110,568
Maintenance charges and mortality adjustments	(1,332)	(46,340)	(15,572)
Increase (decrease) in net assets from contract transactions	244,043	2,117,025	115,638
Total increase (decrease) in net assets	598,550	5,902,057	1,364,067
Net assets as of December 31, 2019	$1,625,802	$20,436,381	$6,992,243

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	American Funds IS® International Growth and Income	American Funds IS® Mortgage	American Funds IS® New World
Net assets as of December 31, 2017	$3,018,068	$13,276	$3,905,486
Investment income (loss):
Dividend distributions	4,755	234	14,342
Investment Expenses:
Mortality and expense risk and administrative charges	(2,689)	(57)	(18,173)
Net investment income (loss)	2,066	177	(3,831)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	61,219
Realized capital gain (loss) on investments	264,767	(41)	352,867
Change in unrealized appreciation (depreciation)	(155,076)	(200)	(659,067)
Net gain (loss) on investments	109,691	(241)	(244,981)
Net increase (decrease) in net assets from operations	111,757	(64)	(248,812)
Contract owner transactions:
Variable annuity deposits	-	-	207,547
Terminations, withdrawals and annuity payments	(111,642)	(795)	(255,379)
Transfers between subaccounts, net	(2,821,503)	-	(1,769,519)
Maintenance charges and mortality adjustments	-	-	(4,046)
Increase (decrease) in net assets from contract transactions	(2,933,145)	(795)	(1,821,397)
Total increase (decrease) in net assets	(2,821,388)	(859)	(2,070,209)
Net assets as of December 31, 2018	$196,680	$12,417	$1,835,277
Investment income (loss):
Dividend distributions	3,880	898	18,488
Investment Expenses:
Mortality and expense risk and administrative charges	(1,518)	(147)	(17,420)
Net investment income (loss)	2,362	751	1,068
Increase (decrease) in net assets from operations:
Capital gain distributions	2,486	-	82,068
Realized capital gain (loss) on investments	126	11	12,367
Change in unrealized appreciation (depreciation)	31,644	333	466,594
Net gain (loss) on investments	34,256	344	561,029
Net increase (decrease) in net assets from operations	36,618	1,095	562,097
Contract owner transactions:
Variable annuity deposits	335	4,977	196,291
Terminations, withdrawals and annuity payments	(74,871)	(693)	(170,875)
Transfers between subaccounts, net	10,664	22,898	410,215
Maintenance charges and mortality adjustments	-	-	(3,979)
Increase (decrease) in net assets from contract transactions	(63,872)	27,182	431,652
Total increase (decrease) in net assets	(27,254)	28,277	993,749
Net assets as of December 31, 2019	$169,426	$40,694	$2,829,026

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity ccount XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	American Funds IS® U.S. Government/AAA-Rated Securities	AMG Managers Fairpointe Mid Cap	Ariel®
Net assets as of December 31, 2017	$115,975	$3,126,101	$6,156,197
Investment income (loss):
Dividend distributions	1,114	9,077	48,027
Investment Expenses:
Mortality and expense risk and administrative charges	(1,524)	(25,163)	(54,875)
Net investment income (loss)	(410)	(16,086)	(6,848)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	160,669	392,781
Realized capital gain (loss) on investments	(1,839)	30,058	177,852
Change in unrealized appreciation (depreciation)	1,211	(694,315)	(1,308,775)
Net gain (loss) on investments	(628)	(503,588)	(738,142)
Net increase (decrease) in net assets from operations	(1,038)	(519,674)	(744,990)
Contract owner transactions:
Variable annuity deposits	-	112,475	117,237
Terminations, withdrawals and annuity payments	-	(408,832)	(783,159)
Transfers between subaccounts, net	(52,061)	(196,356)	(177,925)
Maintenance charges and mortality adjustments	(63)	(9,299)	(14,467)
Increase (decrease) in net assets from contract transactions	(52,124)	(502,012)	(858,314)
Total increase (decrease) in net assets	(53,162)	(1,021,686)	(1,603,304)
Net assets as of December 31, 2018	$62,813	$2,104,415	$4,552,893
Investment income (loss):
Dividend distributions	4,626	18,047	29,210
Investment Expenses:
Mortality and expense risk and administrative charges	(2,394)	(19,167)	(46,636)
Net investment income (loss)	2,232	(1,120)	(17,426)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	120,763	256,171
Realized capital gain (loss) on investments	1,449	(39,460)	23,828
Change in unrealized appreciation (depreciation)	(1,654)	218,290	734,689
Net gain (loss) on investments	(205)	299,593	1,014,688
Net increase (decrease) in net assets from operations	2,027	298,473	997,262
Contract owner transactions:
Variable annuity deposits	655,577	89,371	116,319
Terminations, withdrawals and annuity payments	(5,100)	(221,083)	(535,348)
Transfers between subaccounts, net	(459,438)	(225,209)	(1,606,322)
Maintenance charges and mortality adjustments	-	(4,753)	(13,518)
Increase (decrease) in net assets from contract transactions	191,039	(361,674)	(2,038,869)
Total increase (decrease) in net assets	193,066	(63,201)	(1,041,607)
Net assets as of December 31, 2019	$255,879	$2,041,214	$3,511,286

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Baron Asset	BlackRock Advantage Large Cap Core V.I.	BlackRock Advantage Small Cap Growth
Net assets as of December 31, 2017	$744,606	$112,898	$102,789
Investment income (loss):
Dividend distributions	-	1,193	81
Investment Expenses:
Mortality and expense risk and administrative charges	(6,819)	(1,214)	(992)
Net investment income (loss)	(6,819)	(21)	(911)
Increase (decrease) in net assets from operations:
Capital gain distributions	44,372	12,554	21,213
Realized capital gain (loss) on investments	38,302	(4,574)	2,127
Change in unrealized appreciation (depreciation)	(73,865)	(13,813)	(27,947)
Net gain (loss) on investments	8,809	(5,833)	(4,607)
Net increase (decrease) in net assets from operations	1,990	(5,854)	(5,518)
Contract owner transactions:
Variable annuity deposits	36,226	-	17,880
Terminations, withdrawals and annuity payments	(76,189)	(350)	(8,437)
Transfers between subaccounts, net	(83,723)	(18,666)	(22,142)
Maintenance charges and mortality adjustments	(3,531)	-	(498)
Increase (decrease) in net assets from contract transactions	(127,217)	(19,016)	(13,197)
Total increase (decrease) in net assets	(125,227)	(24,870)	(18,715)
Net assets as of December 31, 2018	$619,379	$88,028	$84,074
Investment income (loss):
Dividend distributions	-	2,734	396
Investment Expenses:
Mortality and expense risk and administrative charges	(6,449)	(1,494)	(1,073)
Net investment income (loss)	(6,449)	1,240	(677)
Increase (decrease) in net assets from operations:
Capital gain distributions	13,250	13,398	10,630
Realized capital gain (loss) on investments	26,658	(341)	(1,368)
Change in unrealized appreciation (depreciation)	175,672	18,458	22,206
Net gain (loss) on investments	215,580	31,515	31,468
Net increase (decrease) in net assets from operations	209,131	32,755	30,791
Contract owner transactions:
Variable annuity deposits	25,888	-	6,527
Terminations, withdrawals and annuity payments	(96,466)	(789)	(4,459)
Transfers between subaccounts, net	(10,421)	138,450	45,718
Maintenance charges and mortality adjustments	(3,275)	(144)	(605)
Increase (decrease) in net assets from contract transactions	(84,274)	137,517	47,181
Total increase (decrease) in net assets	124,857	170,272	77,972
Net assets as of December 31, 2019	$744,236	$258,300	$162,046

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	BlackRock Basic Value V.I.	BlackRock Capital Appreciation V.I.	BlackRock Equity Dividend
Net assets as of December 31, 2017	$168,509	$347,760	$657,037
Investment income (loss):
Dividend distributions	2,641	-	10,587
Investment Expenses:
Mortality and expense risk and administrative charges	(1,475)	(5,021)	(5,893)
Net investment income (loss)	1,166	(5,021)	4,694
Increase (decrease) in net assets from operations:
Capital gain distributions	18,487	113,588	60,942
Realized capital gain (loss) on investments	(18)	795	2,392
Change in unrealized appreciation (depreciation)	(34,640)	(106,834)	(117,622)
Net gain (loss) on investments	(16,171)	7,549	(54,288)
Net increase (decrease) in net assets from operations	(15,005)	2,528	(49,594)
Contract owner transactions:
Variable annuity deposits	-	-	59,160
Terminations, withdrawals and annuity payments	-	(426)	(108,479)
Transfers between subaccounts, net	-	3,350	6,690
Maintenance charges and mortality adjustments	(52)	-	(4,993)
Increase (decrease) in net assets from contract transactions	(52)	2,924	(47,622)
Total increase (decrease) in net assets	(15,057)	5,452	(97,216)
Net assets as of December 31, 2018	$153,452	$353,212	$559,821
Investment income (loss):
Dividend distributions	3,828	-	11,256
Investment Expenses:
Mortality and expense risk and administrative charges	(1,483)	(4,486)	(5,764)
Net investment income (loss)	2,345	(4,486)	5,492
Increase (decrease) in net assets from operations:
Capital gain distributions	15,242	15,943	73,604
Realized capital gain (loss) on investments	(160)	(11,882)	(12,245)
Change in unrealized appreciation (depreciation)	17,057	81,570	77,959
Net gain (loss) on investments	32,139	85,631	139,318
Net increase (decrease) in net assets from operations	34,484	81,145	144,810
Contract owner transactions:
Variable annuity deposits	-	-	41,699
Terminations, withdrawals and annuity payments	-	(362,136)	(37,518)
Transfers between subaccounts, net	-	(6)	(73,078)
Maintenance charges and mortality adjustments	(53)	-	(3,099)
Increase (decrease) in net assets from contract transactions	(53)	(362,142)	(71,996)
Total increase (decrease) in net assets	34,431	(280,997)	72,814
Net assets as of December 31, 2019	$187,883	$72,215	$632,635

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	BlackRock Equity Dividend V.I.	BlackRock Global Allocation	BlackRock Global Allocation V.I.
Net assets as of December 31, 2017	$2,885,447	$380,661	$1,812,232
Investment income (loss):
Dividend distributions	85,873	1,978	17,923
Investment Expenses:
Mortality and expense risk and administrative charges	(36,222)	(3,242)	(16,729)
Net investment income (loss)	49,651	(1,264)	1,194
Increase (decrease) in net assets from operations:
Capital gain distributions	389,850	13,767	91,107
Realized capital gain (loss) on investments	8,742	(209)	2,249
Change in unrealized appreciation (depreciation)	(906,887)	(41,665)	(276,432)
Net gain (loss) on investments	(508,295)	(28,107)	(183,076)
Net increase (decrease) in net assets from operations	(458,644)	(29,371)	(181,882)
Contract owner transactions:
Variable annuity deposits	415,875	2,352	464,552
Terminations, withdrawals and annuity payments	(426,009)	(33,765)	(196,023)
Transfers between subaccounts, net	2,280,450	(3,825)	8,331
Maintenance charges and mortality adjustments	(15,699)	(1,214)	(7,247)
Increase (decrease) in net assets from contract transactions	2,254,617	(36,452)	269,613
Total increase (decrease) in net assets	1,795,973	(65,823)	87,731
Net assets as of December 31, 2018	$4,681,420	$314,838	$1,899,963
Investment income (loss):
Dividend distributions	107,084	3,742	27,637
Investment Expenses:
Mortality and expense risk and administrative charges	(43,589)	(3,006)	(16,315)
Net investment income (loss)	63,495	736	11,322
Increase (decrease) in net assets from operations:
Capital gain distributions	435,466	13,977	87,069
Realized capital gain (loss) on investments	19,613	(1,052)	(14,488)
Change in unrealized appreciation (depreciation)	803,029	35,628	232,168
Net gain (loss) on investments	1,258,108	48,553	304,749
Net increase (decrease) in net assets from operations	1,321,603	49,289	316,071
Contract owner transactions:
Variable annuity deposits	970,187	2,568	255,215
Terminations, withdrawals and annuity payments	(895,887)	(30,945)	(295,417)
Transfers between subaccounts, net	803,830	(3,431)	81,520
Maintenance charges and mortality adjustments	(18,202)	(742)	(5,830)
Increase (decrease) in net assets from contract transactions	859,928	(32,550)	35,488
Total increase (decrease) in net assets	2,181,531	16,739	351,559
Net assets as of December 31, 2019	$6,862,951	$331,577	$2,251,522

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	BlackRock High Yield V.I.	BlackRock International Dividend	BlackRock Large Cap Focus Growth V.I.
Net assets as of December 31, 2017	$6,016,371	$322,737	$39,251
Investment income (loss):
Dividend distributions	791,351	7,985	-
Investment Expenses:
Mortality and expense risk and administrative charges	(181,642)	(2,775)	(1,183)
Net investment income (loss)	609,709	5,210	(1,183)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	6,658	9,404
Realized capital gain (loss) on investments	(995,464)	(25,709)	(23,374)
Change in unrealized appreciation (depreciation)	(296,372)	(29,869)	(14,768)
Net gain (loss) on investments	(1,291,836)	(48,920)	(28,738)
Net increase (decrease) in net assets from operations	(682,127)	(43,710)	(29,921)
Contract owner transactions:
Variable annuity deposits	286,387	23,507	-
Terminations, withdrawals and annuity payments	(1,017,525)	(12,228)	(8,152)
Transfers between subaccounts, net	(1,123,105)	(95,091)	53,135
Maintenance charges and mortality adjustments	(20,242)	(1,239)	(28)
Increase (decrease) in net assets from contract transactions	(1,874,485)	(85,051)	44,955
Total increase (decrease) in net assets	(2,556,612)	(128,761)	15,034
Net assets as of December 31, 2018	$3,457,759	$193,976	$54,285
Investment income (loss):
Dividend distributions	455,906	6,695	-
Investment Expenses:
Mortality and expense risk and administrative charges	(73,232)	(2,500)	(650)
Net investment income (loss)	382,674	4,195	(650)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	924	15,592
Realized capital gain (loss) on investments	146,778	(2,938)	(401)
Change in unrealized appreciation (depreciation)	428,562	49,776	4,471
Net gain (loss) on investments	575,340	47,762	19,662
Net increase (decrease) in net assets from operations	958,014	51,957	19,012
Contract owner transactions:
Variable annuity deposits	192,248	11,762	-
Terminations, withdrawals and annuity payments	(601,518)	(4,517)	(184)
Transfers between subaccounts, net	5,337,961	121,806	82,845
Maintenance charges and mortality adjustments	(26,460)	(1,085)	(157)
Increase (decrease) in net assets from contract transactions	4,902,231	127,966	82,504
Total increase (decrease) in net assets	5,860,245	179,923	101,516
Net assets as of December 31, 2019	$9,320,004	$373,899	$155,801

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	BNY Mellon Appreciation_(c)	BNY Mellon Dynamic Value_(c)	BNY Mellon IP MidCap Stock_(c)
Net assets as of December 31, 2017	$5,779,186	$4,566,470	$6,011,904
Investment income (loss):
Dividend distributions	62,833	64,864	18,942
Investment Expenses:
Mortality and expense risk and administrative charges	(51,262)	(40,241)	(41,941)
Net investment income (loss)	11,571	24,623	(22,999)
Increase (decrease) in net assets from operations:
Capital gain distributions	739,234	495,069	656,056
Realized capital gain (loss) on investments	(196,227)	108,954	61,780
Change in unrealized appreciation (depreciation)	(867,397)	(1,088,739)	(1,579,183)
Net gain (loss) on investments	(324,390)	(484,716)	(861,347)
Net increase (decrease) in net assets from operations	(312,819)	(460,093)	(884,346)
Contract owner transactions:
Variable annuity deposits	167,011	55,100	215,739
Terminations, withdrawals and annuity payments	(632,541)	(439,476)	(536,474)
Transfers between subaccounts, net	(778,154)	(56,135)	(207,389)
Maintenance charges and mortality adjustments	(14,655)	(11,894)	(14,973)
Increase (decrease) in net assets from contract transactions	(1,258,339)	(452,405)	(543,097)
Total increase (decrease) in net assets	(1,571,158)	(912,498)	(1,427,443)
Net assets as of December 31, 2018	$4,208,028	$3,653,972	$4,584,461
Investment income (loss):
Dividend distributions	51,424	54,136	20,868
Investment Expenses:
Mortality and expense risk and administrative charges	(47,055)	(33,766)	(34,035)
Net investment income (loss)	4,369	20,370	(13,167)
Increase (decrease) in net assets from operations:
Capital gain distributions	523,331	63,738	378,420
Realized capital gain (loss) on investments	(137,457)	(2,036)	(230,222)
Change in unrealized appreciation (depreciation)	1,047,149	760,613	607,102
Net gain (loss) on investments	1,433,023	822,315	755,300
Net increase (decrease) in net assets from operations	1,437,392	842,685	742,133
Contract owner transactions:
Variable annuity deposits	144,080	73,261	132,793
Terminations, withdrawals and annuity payments	(472,263)	(530,275)	(649,423)
Transfers between subaccounts, net	692,590	(365,040)	(1,062,056)
Maintenance charges and mortality adjustments	(12,956)	(10,891)	(12,610)
Increase (decrease) in net assets from contract transactions	351,451	(832,945)	(1,591,296)
Total increase (decrease) in net assets	1,788,843	9,740	(849,163)
Net assets as of December 31, 2019	$5,996,871	$3,663,712	$3,735,298

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	BNY Mellon IP Small Cap Stock Index_(c)	BNY Mellon IP Technology Growth_(c)	BNY Mellon Opportunistic Midcap Value_(c)
Net assets as of December 31, 2017	$5,745,527	$11,769,351	$3,279,189
Investment income (loss):
Dividend distributions	42,280	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(43,673)	(110,983)	(27,105)
Net investment income (loss)	(1,393)	(110,983)	(27,105)
Increase (decrease) in net assets from operations:
Capital gain distributions	282,752	707,562	582,965
Realized capital gain (loss) on investments	191,198	1,111,557	11,274
Change in unrealized appreciation (depreciation)	(1,085,366)	(2,033,241)	(1,089,496)
Net gain (loss) on investments	(611,416)	(214,122)	(495,257)
Net increase (decrease) in net assets from operations	(612,809)	(325,105)	(522,362)
Contract owner transactions:
Variable annuity deposits	931,953	719,444	40,074
Terminations, withdrawals and annuity payments	(552,253)	(1,535,174)	(370,970)
Transfers between subaccounts, net	(348,639)	(84,856)	(112,371)
Maintenance charges and mortality adjustments	(19,245)	(52,981)	(7,895)
Increase (decrease) in net assets from contract transactions	11,816	(953,567)	(451,162)
Total increase (decrease) in net assets	(600,993)	(1,278,672)	(973,524)
Net assets as of December 31, 2018	$5,144,534	$10,490,679	$2,305,665
Investment income (loss):
Dividend distributions	48,696	-	6,498
Investment Expenses:
Mortality and expense risk and administrative charges	(44,059)	(111,554)	(22,583)
Net investment income (loss)	4,637	(111,554)	(16,085)
Increase (decrease) in net assets from operations:
Capital gain distributions	464,674	1,442,281	-
Realized capital gain (loss) on investments	(14,276)	189,160	(116,369)
Change in unrealized appreciation (depreciation)	675,753	853,784	710,159
Net gain (loss) on investments	1,126,151	2,485,225	593,790
Net increase (decrease) in net assets from operations	1,130,788	2,373,671	577,705
Contract owner transactions:
Variable annuity deposits	1,139,775	792,627	34,444
Terminations, withdrawals and annuity payments	(525,985)	(2,116,878)	(252,776)
Transfers between subaccounts, net	102,077	1,574,806	(116,011)
Maintenance charges and mortality adjustments	(17,946)	(53,369)	(6,140)
Increase (decrease) in net assets from contract transactions	697,921	197,186	(340,483)
Total increase (decrease) in net assets	1,828,709	2,570,857	237,222
Net assets as of December 31, 2019	$6,973,243	$13,061,536	$2,542,887

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	BNY Mellon Stock Index_(c)	BNY Mellon VIF Appreciation_(c)	BNY Mellon VIF International Value_(c)
Net assets as of December 31, 2017	$404,256	$341,321	$23,077,007
Investment income (loss):
Dividend distributions	3,454	4,524	318,391
Investment Expenses:
Mortality and expense risk and administrative charges	(1,662)	(3,291)	(211,100)
Net investment income (loss)	1,792	1,233	107,291
Increase (decrease) in net assets from operations:
Capital gain distributions	5,946	55,728	-
Realized capital gain (loss) on investments	39,038	(6,372)	495,972
Change in unrealized appreciation (depreciation)	(52,094)	(85,274)	(4,590,520)
Net gain (loss) on investments	(7,110)	(35,918)	(4,094,548)
Net increase (decrease) in net assets from operations	(5,318)	(34,685)	(3,987,257)
Contract owner transactions:
Variable annuity deposits	7,795	90,360	369,793
Terminations, withdrawals and annuity payments	(54,833)	(26,658)	(3,693,164)
Transfers between subaccounts, net	(132,046)	24,041	2,213,280
Maintenance charges and mortality adjustments	(29)	(1,400)	(118,708)
Increase (decrease) in net assets from contract transactions	(179,113)	86,343	(1,228,799)
Total increase (decrease) in net assets	(184,431)	51,658	(5,216,056)
Net assets as of December 31, 2018	$219,825	$392,979	$17,860,951
Investment income (loss):
Dividend distributions	3,450	6,082	376,343
Investment Expenses:
Mortality and expense risk and administrative charges	(1,508)	(4,912)	(201,869)
Net investment income (loss)	1,942	1,170	174,474
Increase (decrease) in net assets from operations:
Capital gain distributions	12,793	54,765	-
Realized capital gain (loss) on investments	10,243	3,798	138,914
Change in unrealized appreciation (depreciation)	37,158	128,982	3,340,394
Net gain (loss) on investments	60,194	187,545	3,479,308
Net increase (decrease) in net assets from operations	62,136	188,715	3,653,782
Contract owner transactions:
Variable annuity deposits	245	47,520	300,670
Terminations, withdrawals and annuity payments	(15,120)	(31,094)	(3,021,678)
Transfers between subaccounts, net	(35,635)	432,369	992,267
Maintenance charges and mortality adjustments	(36)	(2,202)	(115,114)
Increase (decrease) in net assets from contract transactions	(50,546)	446,593	(1,843,855)
Total increase (decrease) in net assets	11,590	635,308	1,809,927
Net assets as of December 31, 2019	$231,415	$1,028,287	$19,670,878

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Calamos® Growth	Calamos® Growth and Income	Calamos® High Income Opportunities
Net assets as of December 31, 2017	$9,687,691	$8,307,304	$470,273
Investment income (loss):
Dividend distributions	-	127,265	29,269
Investment Expenses:
Mortality and expense risk and administrative charges	(88,099)	(74,103)	(4,449)
Net investment income (loss)	(88,099)	53,162	24,820
Increase (decrease) in net assets from operations:
Capital gain distributions	1,158,225	443,486	-
Realized capital gain (loss) on investments	(229,231)	85,974	(11,612)
Change in unrealized appreciation (depreciation)	(1,363,902)	(906,022)	(37,533)
Net gain (loss) on investments	(434,908)	(376,562)	(49,145)
Net increase (decrease) in net assets from operations	(523,007)	(323,400)	(24,325)
Contract owner transactions:
Variable annuity deposits	154,027	150,696	33,806
Terminations, withdrawals and annuity payments	(1,049,387)	(830,215)	(47,339)
Transfers between subaccounts, net	(209,599)	(191,295)	(12,527)
Maintenance charges and mortality adjustments	(21,434)	(22,377)	(2,356)
Increase (decrease) in net assets from contract transactions	(1,126,393)	(893,191)	(28,416)
Total increase (decrease) in net assets	(1,649,400)	(1,216,591)	(52,741)
Net assets as of December 31, 2018	$8,038,291	$7,090,713	$417,532
Investment income (loss):
Dividend distributions	-	99,698	26,103
Investment Expenses:
Mortality and expense risk and administrative charges	(82,043)	(70,328)	(4,058)
Net investment income (loss)	(82,043)	29,370	22,045
Increase (decrease) in net assets from operations:
Capital gain distributions	815,223	181,644	-
Realized capital gain (loss) on investments	(274,736)	58,930	(6,180)
Change in unrealized appreciation (depreciation)	1,849,227	1,419,338	38,702
Net gain (loss) on investments	2,389,714	1,659,912	32,522
Net increase (decrease) in net assets from operations	2,307,671	1,689,282	54,567
Contract owner transactions:
Variable annuity deposits	134,053	113,873	27,521
Terminations, withdrawals and annuity payments	(1,007,514)	(713,703)	(44,151)
Transfers between subaccounts, net	(275,438)	(179,399)	(2,204)
Maintenance charges and mortality adjustments	(20,904)	(22,389)	(2,355)
Increase (decrease) in net assets from contract transactions	(1,169,803)	(801,618)	(21,189)
Total increase (decrease) in net assets	1,137,868	887,664	33,378
Net assets as of December 31, 2019	$9,176,159	$7,978,377	$450,910

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	ClearBridge Small Cap Growth	ClearBridge Variable Aggressive Growth	ClearBridge Variable Small Cap Growth
Net assets as of December 31, 2017	$18,014	$15,779,893	$10,932,489
Investment income (loss):
Dividend distributions	-	55,902	-
Investment Expenses:
Mortality and expense risk and administrative charges	(148)	(127,826)	(106,946)
Net investment income (loss)	(148)	(71,924)	(106,946)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,882	956,262	895,520
Realized capital gain (loss) on investments	1,502	463,558	1,864,419
Change in unrealized appreciation (depreciation)	(2,565)	(2,525,371)	(1,902,938)
Net gain (loss) on investments	819	(1,105,551)	857,001
Net increase (decrease) in net assets from operations	671	(1,177,475)	750,055
Contract owner transactions:
Variable annuity deposits	-	208,068	366,648
Terminations, withdrawals and annuity payments	-	(1,981,051)	(1,653,939)
Transfers between subaccounts, net	(4,914)	18,445	(3,241,769)
Maintenance charges and mortality adjustments	(6)	(77,064)	(48,446)
Increase (decrease) in net assets from contract transactions	(4,920)	(1,831,602)	(4,577,506)
Total increase (decrease) in net assets	(4,249)	(3,009,077)	(3,827,451)
Net assets as of December 31, 2018	$13,765	$12,770,816	$7,105,038
Investment income (loss):
Dividend distributions	-	100,130	-
Investment Expenses:
Mortality and expense risk and administrative charges	(145)	(101,777)	(71,934)
Net investment income (loss)	(145)	(1,647)	(71,934)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,209	248,843	700,657
Realized capital gain (loss) on investments	40	(60,275)	251,408
Change in unrealized appreciation (depreciation)	2,213	2,630,689	863,187
Net gain (loss) on investments	3,462	2,819,257	1,815,252
Net increase (decrease) in net assets from operations	3,317	2,817,610	1,743,318
Contract owner transactions:
Variable annuity deposits	-	318,324	436,434
Terminations, withdrawals and annuity payments	-	(1,057,600)	(971,455)
Transfers between subaccounts, net	-	(569,518)	(1,053,421)
Maintenance charges and mortality adjustments	(2)	(66,334)	(36,559)
Increase (decrease) in net assets from contract transactions	(2)	(1,375,128)	(1,625,001)
Total increase (decrease) in net assets	3,315	1,442,482	118,317
Net assets as of December 31, 2019	$17,080	$14,213,298	$7,223,355

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Dimensional VA Equity Allocation_(a)	Dimensional VA Global Bond Portfolio	Dimensional VA International Small Portfolio
Net assets as of December 31, 2017	$-	$286,154	$1,111,286
Investment income (loss):
Dividend distributions	-	12,855	12,590
Investment Expenses:
Mortality and expense risk and administrative charges	-	(2,297)	(10,533)
Net investment income (loss)	-	10,558	2,057
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	32,937
Realized capital gain (loss) on investments	-	(3,171)	46,811
Change in unrealized appreciation (depreciation)	-	(5,210)	(257,598)
Net gain (loss) on investments	-	(8,381)	(177,850)
Net increase (decrease) in net assets from operations	-	2,177	(175,793)
Contract owner transactions:
Variable annuity deposits	-	147	18,972
Terminations, withdrawals and annuity payments	-	(94,365)	(328,440)
Transfers between subaccounts, net	-	87,106	23,207
Maintenance charges and mortality adjustments	-	(30)	(621)
Increase (decrease) in net assets from contract transactions	-	(7,142)	(286,882)
Total increase (decrease) in net assets	-	(4,965)	(462,675)
Net assets as of December 31, 2018	$-	$281,189	$648,611
Investment income (loss):
Dividend distributions	6,198	20,408	20,084
Investment Expenses:
Mortality and expense risk and administrative charges	(248)	(1,771)	(7,475)
Net investment income (loss)	5,950	18,637	12,609
Increase (decrease) in net assets from operations:
Capital gain distributions	2,453	-	8,915
Realized capital gain (loss) on investments	3	(9,875)	(28,124)
Change in unrealized appreciation (depreciation)	6,735	2,322	153,471
Net gain (loss) on investments	9,191	(7,553)	134,262
Net increase (decrease) in net assets from operations	15,141	11,084	146,871
Contract owner transactions:
Variable annuity deposits	347,340	543,431	205
Terminations, withdrawals and annuity payments	-	(45,307)	(29,119)
Transfers between subaccounts, net	-	16,873	30,025
Maintenance charges and mortality adjustments	-	(90)	(593)
Increase (decrease) in net assets from contract transactions	347,340	514,907	518
Total increase (decrease) in net assets	362,481	525,991	147,389
Net assets as of December 31, 2019	$362,481	$807,180	$796,000

(a) New subaccount. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Dimensional VA International Value Portfolio	Dimensional VA Short-Term Fixed Portfolio	Dimensional VA U.S. Large Value Portfolio
Net assets as of December 31, 2017	$1,329,013	$761,963	$2,716,150
Investment income (loss):
Dividend distributions	28,642	11,888	66,238
Investment Expenses:
Mortality and expense risk and administrative charges	(10,847)	(7,207)	(28,565)
Net investment income (loss)	17,795	4,681	37,673
Increase (decrease) in net assets from operations:
Capital gain distributions	2,964	-	65,181
Realized capital gain (loss) on investments	31,853	721	56,999
Change in unrealized appreciation (depreciation)	(255,615)	1,625	(543,447)
Net gain (loss) on investments	(220,798)	2,346	(421,267)
Net increase (decrease) in net assets from operations	(203,003)	7,027	(383,594)
Contract owner transactions:
Variable annuity deposits	17,626	64,549	464,417
Terminations, withdrawals and annuity payments	(196,817)	(90,210)	(219,945)
Transfers between subaccounts, net	(3,376)	1,030,280	59,112
Maintenance charges and mortality adjustments	(154)	(1,563)	(1,181)
Increase (decrease) in net assets from contract transactions	(182,721)	1,003,056	302,403
Total increase (decrease) in net assets	(385,724)	1,010,083	(81,191)
Net assets as of December 31, 2018	$943,289	$1,772,046	$2,634,959
Investment income (loss):
Dividend distributions	32,905	16,503	60,709
Investment Expenses:
Mortality and expense risk and administrative charges	(5,875)	(4,303)	(19,626)
Net investment income (loss)	27,030	12,200	41,083
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	30,809
Realized capital gain (loss) on investments	(23,230)	3,012	(26,210)
Change in unrealized appreciation (depreciation)	132,478	(120)	577,682
Net gain (loss) on investments	109,248	2,892	582,281
Net increase (decrease) in net assets from operations	136,278	15,092	623,364
Contract owner transactions:
Variable annuity deposits	55	23	68,054
Terminations, withdrawals and annuity payments	(32,494)	(49,108)	(460,922)
Transfers between subaccounts, net	(70,134)	(1,006,345)	198,089
Maintenance charges and mortality adjustments	(154)	(1,579)	(1,173)
Increase (decrease) in net assets from contract transactions	(102,727)	(1,057,009)	(195,952)
Total increase (decrease) in net assets	33,551	(1,041,917)	427,412
Net assets as of December 31, 2019	$976,840	$730,129	$3,062,371

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Dimensional VA U.S. Targeted Value Portfolio	DWS Capital Growth VIP	DWS Core Equity VIP
Net assets as of December 31, 2017	$1,271,601	$30,259	$226,169
Investment income (loss):
Dividend distributions	11,788	151	2,937
Investment Expenses:
Mortality and expense risk and administrative charges	(14,853)	(152)	(1,699)
Net investment income (loss)	(3,065)	(1)	1,238
Increase (decrease) in net assets from operations:
Capital gain distributions	68,625	2,897	52,272
Realized capital gain (loss) on investments	20,239	649	4,127
Change in unrealized appreciation (depreciation)	(283,724)	(4,502)	(66,136)
Net gain (loss) on investments	(194,860)	(956)	(9,737)
Net increase (decrease) in net assets from operations	(197,925)	(957)	(8,499)
Contract owner transactions:
Variable annuity deposits	21,554	1	6,475
Terminations, withdrawals and annuity payments	(159,036)	(673)	(36,328)
Transfers between subaccounts, net	64,257	513	(24,001)
Maintenance charges and mortality adjustments	(1,059)	-	-
Increase (decrease) in net assets from contract transactions	(74,284)	(159)	(53,854)
Total increase (decrease) in net assets	(272,209)	(1,116)	(62,353)
Net assets as of December 31, 2018	$999,392	$29,143	$163,816
Investment income (loss):
Dividend distributions	16,411	56	1,432
Investment Expenses:
Mortality and expense risk and administrative charges	(11,043)	(285)	(1,487)
Net investment income (loss)	5,368	(229)	(55)
Increase (decrease) in net assets from operations:
Capital gain distributions	28,836	3,838	20,537
Realized capital gain (loss) on investments	(58,539)	31	(13,505)
Change in unrealized appreciation (depreciation)	235,630	8,392	32,386
Net gain (loss) on investments	205,927	12,261	39,418
Net increase (decrease) in net assets from operations	211,295	12,032	39,363
Contract owner transactions:
Variable annuity deposits	65,257	-	4,481
Terminations, withdrawals and annuity payments	(35,859)	(482)	(12,484)
Transfers between subaccounts, net	(53,023)	26,728	(72,038)
Maintenance charges and mortality adjustments	(1,006)	-	-
Increase (decrease) in net assets from contract transactions	(24,631)	26,246	(80,041)
Total increase (decrease) in net assets	186,664	38,278	(40,678)
Net assets as of December 31, 2019	$1,186,056	$67,421	$123,138

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	DWS CROCI® U.S. VIP	DWS Global Small Cap VIP	DWS Government & Agency Securities VIP
Net assets as of December 31, 2017	$-	$42,146	$8,793
Investment income (loss):
Dividend distributions	-	-	203
Investment Expenses:
Mortality and expense risk and administrative charges	-	(358)	(29)
Net investment income (loss)	-	(358)	174
Increase (decrease) in net assets from operations:
Capital gain distributions	-	5,445	-
Realized capital gain (loss) on investments	-	5	(761)
Change in unrealized appreciation (depreciation)	-	(13,917)	430
Net gain (loss) on investments	-	(8,467)	(331)
Net increase (decrease) in net assets from operations	-	(8,825)	(157)
Contract owner transactions:
Variable annuity deposits	-	2	-
Terminations, withdrawals and annuity payments	-	(918)	-
Transfers between subaccounts, net	-	-	(8,636)
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	-	(916)	(8,636)
Total increase (decrease) in net assets	-	(9,741)	(8,793)
Net assets as of December 31, 2018	$-	$32,405	$-
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6)	(319)	(9)
Net investment income (loss)	(6)	(319)	(9)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,018	-
Realized capital gain (loss) on investments	7	(135)	-
Change in unrealized appreciation (depreciation)	496	4,919	47
Net gain (loss) on investments	503	6,802	47
Net increase (decrease) in net assets from operations	497	6,483	38
Contract owner transactions:
Variable annuity deposits	15,494	-	10,500
Terminations, withdrawals and annuity payments	(250)	(37)	-
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	15,244	(37)	10,500
Total increase (decrease) in net assets	15,741	6,446	10,538
Net assets as of December 31, 2019	$15,741	$38,851	$10,538

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	DWS High Income VIP	DWS International Growth VIP	DWS Small Mid Cap Value VIP
Net assets as of December 31, 2017	$2,375	$108,481	$40,381
Investment income (loss):
Dividend distributions	3,756	839	374
Investment Expenses:
Mortality and expense risk and administrative charges	(146)	(512)	(282)
Net investment income (loss)	3,610	327	92
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	6,615
Realized capital gain (loss) on investments	(2,886)	250	(3,103)
Change in unrealized appreciation (depreciation)	(637)	(21,302)	(4,492)
Net gain (loss) on investments	(3,523)	(21,052)	(980)
Net increase (decrease) in net assets from operations	87	(20,725)	(888)
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(2,450)	(5,510)	(100)
Transfers between subaccounts, net	5,736	23,704	(30,010)
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	3,286	18,194	(30,110)
Total increase (decrease) in net assets	3,373	(2,531)	(30,998)
Net assets as of December 31, 2018	$5,748	$105,950	$9,383
Investment income (loss):
Dividend distributions	-	-	38
Investment Expenses:
Mortality and expense risk and administrative charges	(9)	(8)	(153)
Net investment income (loss)	(9)	(8)	(115)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	756
Realized capital gain (loss) on investments	(544)	(13,825)	(43)
Change in unrealized appreciation (depreciation)	742	13,555	1,208
Net gain (loss) on investments	198	(270)	1,921
Net increase (decrease) in net assets from operations	189	(278)	1,806
Contract owner transactions:
Variable annuity deposits	10,500	15,494	-
Terminations, withdrawals and annuity payments	-	(251)	-
Transfers between subaccounts, net	(5,757)	(105,007)	-
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	4,743	(89,764)	-
Total increase (decrease) in net assets	4,932	(90,042)	1,806
Net assets as of December 31, 2019	$10,680	$15,908	$11,189

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Eaton Vance VT Floating-Rate Income	Federated Bond	Federated Fund for U.S. Government Securities II
Net assets as of December 31, 2017	$10,326,425	$6,878,204	$4,716,292
Investment income (loss):
Dividend distributions	217,956	235,210	108,286
Investment Expenses:
Mortality and expense risk and administrative charges	(76,257)	(58,480)	(60,770)
Net investment income (loss)	141,699	176,730	47,516
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	48,770	(49,474)	(80,494)
Change in unrealized appreciation (depreciation)	(165,319)	(383,857)	(14,178)
Net gain (loss) on investments	(116,549)	(433,331)	(94,672)
Net increase (decrease) in net assets from operations	25,150	(256,601)	(47,156)
Contract owner transactions:
Variable annuity deposits	2,970	246,704	11,132
Terminations, withdrawals and annuity payments	(7,015,283)	(749,559)	(567,929)
Transfers between subaccounts, net	(410,424)	1,539,600	891,680
Maintenance charges and mortality adjustments	(5,458)	(15,740)	(24,543)
Increase (decrease) in net assets from contract transactions	(7,428,195)	1,021,005	310,340
Total increase (decrease) in net assets	(7,403,045)	764,404	263,184
Net assets as of December 31, 2018	$2,923,380	$7,642,608	$4,979,476
Investment income (loss):
Dividend distributions	160,906	293,401	122,038
Investment Expenses:
Mortality and expense risk and administrative charges	(48,078)	(71,431)	(62,617)
Net investment income (loss)	112,828	221,970	59,421
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(21,259)	73,932	(4,197)
Change in unrealized appreciation (depreciation)	97,620	653,887	155,385
Net gain (loss) on investments	76,361	727,819	151,188
Net increase (decrease) in net assets from operations	189,189	949,789	210,609
Contract owner transactions:
Variable annuity deposits	61,851	290,454	5,824
Terminations, withdrawals and annuity payments	(166,320)	(957,031)	(850,997)
Transfers between subaccounts, net	1,157,844	(1,096,323)	(374,079)
Maintenance charges and mortality adjustments	(485)	(21,036)	(25,656)
Increase (decrease) in net assets from contract transactions	1,052,890	(1,783,936)	(1,244,908)
Total increase (decrease) in net assets	1,242,079	(834,147)	(1,034,299)
Net assets as of December 31, 2019	$4,165,459	$6,808,461	$3,945,177

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Federated High Income Bond II	Fidelity® Advisor Dividend Growth	Fidelity® Advisor International Capital Appreciation_(e)
Net assets as of December 31, 2017	$11,612,244	$3,012,628	$460,903
Investment income (loss):
Dividend distributions	841,367	29,071	-
Investment Expenses:
Mortality and expense risk and administrative charges	(128,964)	(25,763)	(3,940)
Net investment income (loss)	712,403	3,308	(3,940)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	290,452	-
Realized capital gain (loss) on investments	(343,710)	72,289	10,045
Change in unrealized appreciation (depreciation)	(708,429)	(543,062)	(67,138)
Net gain (loss) on investments	(1,052,139)	(180,321)	(57,093)
Net increase (decrease) in net assets from operations	(339,736)	(177,013)	(61,033)
Contract owner transactions:
Variable annuity deposits	103,122	66,046	2,278
Terminations, withdrawals and annuity payments	(1,490,890)	(222,901)	(23,296)
Transfers between subaccounts, net	(4,214,634)	(608,288)	(11,564)
Maintenance charges and mortality adjustments	(60,781)	(8,538)	(888)
Increase (decrease) in net assets from contract transactions	(5,663,183)	(773,681)	(33,470)
Total increase (decrease) in net assets	(6,002,919)	(950,694)	(94,503)
Net assets as of December 31, 2018	$5,609,325	$2,061,934	$366,400
Investment income (loss):
Dividend distributions	356,331	29,650	737
Investment Expenses:
Mortality and expense risk and administrative charges	(96,453)	(20,628)	(3,360)
Net investment income (loss)	259,878	9,022	(2,623)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	77,147	-
Realized capital gain (loss) on investments	(83,880)	(880)	25,001
Change in unrealized appreciation (depreciation)	662,435	451,406	77,322
Net gain (loss) on investments	578,555	527,673	102,323
Net increase (decrease) in net assets from operations	838,433	536,695	99,700
Contract owner transactions:
Variable annuity deposits	204,802	36,461	2,245
Terminations, withdrawals and annuity payments	(952,174)	(118,873)	(52,804)
Transfers between subaccounts, net	8,110,958	(13,702)	(36,298)
Maintenance charges and mortality adjustments	(33,733)	(5,107)	(938)
Increase (decrease) in net assets from contract transactions	7,329,853	(101,221)	(87,795)
Total increase (decrease) in net assets	8,168,286	435,474	11,905
Net assets as of December 31, 2019	$13,777,611	$2,497,408	$378,305

(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Fidelity® Advisor Leveraged Company Stock	Fidelity® Advisor New Insights	Fidelity® Advisor Real Estate
Net assets as of December 31, 2017	$52,365	$2,196,761	$2,215,924
Investment income (loss):
Dividend distributions	-	-	38,567
Investment Expenses:
Mortality and expense risk and administrative charges	(438)	(19,969)	(19,358)
Net investment income (loss)	(438)	(19,969)	19,209
Increase (decrease) in net assets from operations:
Capital gain distributions	5,272	289,918	65,899
Realized capital gain (loss) on investments	(8,015)	81,203	4,593
Change in unrealized appreciation (depreciation)	(3,960)	(472,789)	(248,441)
Net gain (loss) on investments	(6,703)	(101,668)	(177,949)
Net increase (decrease) in net assets from operations	(7,141)	(121,637)	(158,740)
Contract owner transactions:
Variable annuity deposits	5,907	123,450	80,302
Terminations, withdrawals and annuity payments	(274)	(138,668)	(246,599)
Transfers between subaccounts, net	(24,529)	209,987	(72,828)
Maintenance charges and mortality adjustments	(205)	(4,859)	(8,595)
Increase (decrease) in net assets from contract transactions	(19,101)	189,910	(247,720)
Total increase (decrease) in net assets	(26,242)	68,273	(406,460)
Net assets as of December 31, 2018	$26,123	$2,265,034	$1,809,464
Investment income (loss):
Dividend distributions	-	-	31,001
Investment Expenses:
Mortality and expense risk and administrative charges	(436)	(20,028)	(18,457)
Net investment income (loss)	(436)	(20,028)	12,544
Increase (decrease) in net assets from operations:
Capital gain distributions	2,752	138,205	120,596
Realized capital gain (loss) on investments	(703)	44,864	14,205
Change in unrealized appreciation (depreciation)	7,686	397,039	226,693
Net gain (loss) on investments	9,735	580,108	361,494
Net increase (decrease) in net assets from operations	9,299	560,080	374,038
Contract owner transactions:
Variable annuity deposits	5,419	120,417	57,372
Terminations, withdrawals and annuity payments	(2,471)	(200,454)	(164,360)
Transfers between subaccounts, net	17,693	(591,161)	(67,167)
Maintenance charges and mortality adjustments	(224)	(4,707)	(7,837)
Increase (decrease) in net assets from contract transactions	20,417	(675,905)	(181,992)
Total increase (decrease) in net assets	29,716	(115,825)	192,046
Net assets as of December 31, 2019	$55,839	$2,149,209	$2,001,510

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Fidelity® Advisor Stock Selector Mid Cap	Fidelity® Advisor Value Strategies	Fidelity® VIP Balanced
Net assets as of December 31, 2017	$737,158	$2,149,286	$1,213,928
Investment income (loss):
Dividend distributions	2,747	9,440	15,294
Investment Expenses:
Mortality and expense risk and administrative charges	(7,079)	(17,499)	(7,925)
Net investment income (loss)	(4,332)	(8,059)	7,369
Increase (decrease) in net assets from operations:
Capital gain distributions	117,963	198,640	58,906
Realized capital gain (loss) on investments	50,408	42,612	9,651
Change in unrealized appreciation (depreciation)	(241,595)	(594,400)	(135,440)
Net gain (loss) on investments	(73,224)	(353,148)	(66,883)
Net increase (decrease) in net assets from operations	(77,556)	(361,207)	(59,514)
Contract owner transactions:
Variable annuity deposits	8,088	42,789	45,162
Terminations, withdrawals and annuity payments	(87,447)	(214,395)	(47,348)
Transfers between subaccounts, net	110,888	(70,633)	(40,874)
Maintenance charges and mortality adjustments	(2,179)	(7,189)	(968)
Increase (decrease) in net assets from contract transactions	29,350	(249,428)	(44,028)
Total increase (decrease) in net assets	(48,206)	(610,635)	(103,542)
Net assets as of December 31, 2018	$688,952	$1,538,651	$1,110,386
Investment income (loss):
Dividend distributions	8,615	20,607	21,587
Investment Expenses:
Mortality and expense risk and administrative charges	(8,207)	(16,688)	(8,722)
Net investment income (loss)	408	3,919	12,865
Increase (decrease) in net assets from operations:
Capital gain distributions	92,717	76,011	58,351
Realized capital gain (loss) on investments	13,909	10,074	2,220
Change in unrealized appreciation (depreciation)	139,358	408,501	191,023
Net gain (loss) on investments	245,984	494,586	251,594
Net increase (decrease) in net assets from operations	246,392	498,505	264,459
Contract owner transactions:
Variable annuity deposits	15,121	27,289	19,984
Terminations, withdrawals and annuity payments	(84,270)	(147,062)	(67,856)
Transfers between subaccounts, net	1,857,940	122,159	185,412
Maintenance charges and mortality adjustments	(2,658)	(5,989)	(1,021)
Increase (decrease) in net assets from contract transactions	1,786,133	(3,603)	136,519
Total increase (decrease) in net assets	2,032,525	494,902	400,978
Net assets as of December 31, 2019	$2,721,477	$2,033,553	$1,511,364

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Fidelity® VIP Contrafund	Fidelity® VIP Disciplined Small Cap	Fidelity® VIP Emerging Markets
Net assets as of December 31, 2017	$18,978,197	$102,473	$574,477
Investment income (loss):
Dividend distributions	72,014	708	3,268
Investment Expenses:
Mortality and expense risk and administrative charges	(227,875)	(894)	(4,775)
Net investment income (loss)	(155,861)	(186)	(1,507)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,610,319	10,003	157
Realized capital gain (loss) on investments	606,872	31	12,522
Change in unrealized appreciation (depreciation)	(3,148,526)	(28,095)	(139,476)
Net gain (loss) on investments	(931,335)	(18,061)	(126,797)
Net increase (decrease) in net assets from operations	(1,087,196)	(18,247)	(128,304)
Contract owner transactions:
Variable annuity deposits	390,704	5,601	103,915
Terminations, withdrawals and annuity payments	(2,290,147)	(105)	(49,335)
Transfers between subaccounts, net	(2,193,763)	13,998	27,580
Maintenance charges and mortality adjustments	(98,085)	(66)	(300)
Increase (decrease) in net assets from contract transactions	(4,191,291)	19,428	81,860
Total increase (decrease) in net assets	(5,278,487)	1,181	(46,444)
Net assets as of December 31, 2018	$13,699,710	$103,654	$528,033
Investment income (loss):
Dividend distributions	31,010	518	6,499
Investment Expenses:
Mortality and expense risk and administrative charges	(195,975)	(828)	(3,686)
Net investment income (loss)	(164,965)	(310)	2,813
Increase (decrease) in net assets from operations:
Capital gain distributions	1,765,586	9,535	-
Realized capital gain (loss) on investments	192,305	(5,283)	16,194
Change in unrealized appreciation (depreciation)	1,992,458	16,606	117,331
Net gain (loss) on investments	3,950,349	20,858	133,525
Net increase (decrease) in net assets from operations	3,785,384	20,548	136,338
Contract owner transactions:
Variable annuity deposits	145,131	4,601	14,412
Terminations, withdrawals and annuity payments	(2,488,666)	(5,878)	(65,756)
Transfers between subaccounts, net	(365,088)	(69,107)	(109,689)
Maintenance charges and mortality adjustments	(82,750)	(64)	(202)
Increase (decrease) in net assets from contract transactions	(2,791,373)	(70,448)	(161,235)
Total increase (decrease) in net assets	994,011	(49,900)	(24,897)
Net assets as of December 31, 2019	$14,693,721	$53,754	$503,136

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Fidelity® VIP Equity-Income	Fidelity® VIP Growth & Income	Fidelity® VIP Growth Opportunities
Net assets as of December 31, 2017	$3,743,704	$3,894,997	$13,584,776
Investment income (loss):
Dividend distributions	68,814	8,621	13,635
Investment Expenses:
Mortality and expense risk and administrative charges	(26,337)	(30,281)	(185,576)
Net investment income (loss)	42,477	(21,660)	(171,941)
Increase (decrease) in net assets from operations:
Capital gain distributions	184,668	262,011	878,260
Realized capital gain (loss) on investments	73,783	22,322	1,278,379
Change in unrealized appreciation (depreciation)	(620,007)	(738,709)	(497,445)
Net gain (loss) on investments	(361,556)	(454,376)	1,659,194
Net increase (decrease) in net assets from operations	(319,079)	(476,036)	1,487,253
Contract owner transactions:
Variable annuity deposits	67,687	162,665	1,266,960
Terminations, withdrawals and annuity payments	(406,753)	(751,783)	(2,186,190)
Transfers between subaccounts, net	(238,129)	529,693	2,507,076
Maintenance charges and mortality adjustments	(8,859)	(9,509)	(75,481)
Increase (decrease) in net assets from contract transactions	(586,054)	(68,934)	1,512,365
Total increase (decrease) in net assets	(905,133)	(544,970)	2,999,618
Net assets as of December 31, 2018	$2,838,571	$3,350,027	$16,584,394
Investment income (loss):
Dividend distributions	50,956	139,960	-
Investment Expenses:
Mortality and expense risk and administrative charges	(18,435)	(29,676)	(221,818)
Net investment income (loss)	32,521	110,284	(221,818)
Increase (decrease) in net assets from operations:
Capital gain distributions	180,800	349,045	1,718,673
Realized capital gain (loss) on investments	(43,825)	(33,717)	921,912
Change in unrealized appreciation (depreciation)	451,443	557,747	4,306,313
Net gain (loss) on investments	588,418	873,075	6,946,898
Net increase (decrease) in net assets from operations	620,939	983,359	6,725,080
Contract owner transactions:
Variable annuity deposits	293,345	223,253	2,824,159
Terminations, withdrawals and annuity payments	(845,424)	(784,173)	(2,994,567)
Transfers between subaccounts, net	66,180	627,847	2,169,178
Maintenance charges and mortality adjustments	(30,671)	(21,975)	(88,905)
Increase (decrease) in net assets from contract transactions	(516,570)	44,952	1,909,865
Total increase (decrease) in net assets	104,369	1,028,311	8,634,945
Net assets as of December 31, 2019	$2,942,940	$4,378,338	$25,219,339

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Fidelity® VIP High Income	Fidelity® VIP Index 500	Fidelity® VIP Investment Grade Bond
Net assets as of December 31, 2017	$2,211,342	$23,473,354	$6,377,629
Investment income (loss):
Dividend distributions	251,314	284,601	129,893
Investment Expenses:
Mortality and expense risk and administrative charges	(46,402)	(270,597)	(70,064)
Net investment income (loss)	204,912	14,004	59,829
Increase (decrease) in net assets from operations:
Capital gain distributions	-	108,170	37,407
Realized capital gain (loss) on investments	(528,006)	2,549,541	(68,443)
Change in unrealized appreciation (depreciation)	(80,488)	(3,340,267)	(156,916)
Net gain (loss) on investments	(608,494)	(682,556)	(187,952)
Net increase (decrease) in net assets from operations	(403,582)	(668,552)	(128,123)
Contract owner transactions:
Variable annuity deposits	133,807	154,803	150,552
Terminations, withdrawals and annuity payments	(588,560)	(4,795,237)	(750,107)
Transfers between subaccounts, net	(539,839)	(2,939,584)	21,157
Maintenance charges and mortality adjustments	(6,954)	(103,629)	(30,917)
Increase (decrease) in net assets from contract transactions	(1,001,546)	(7,683,647)	(609,315)
Total increase (decrease) in net assets	(1,405,128)	(8,352,199)	(737,438)
Net assets as of December 31, 2018	$806,214	$15,121,155	$5,640,191
Investment income (loss):
Dividend distributions	169,643	329,469	170,855
Investment Expenses:
Mortality and expense risk and administrative charges	(80,177)	(231,641)	(79,865)
Net investment income (loss)	89,466	97,828	90,990
Increase (decrease) in net assets from operations:
Capital gain distributions	-	264,781	-
Realized capital gain (loss) on investments	300,991	744,245	52,767
Change in unrealized appreciation (depreciation)	167,239	3,583,262	375,136
Net gain (loss) on investments	468,230	4,592,288	427,903
Net increase (decrease) in net assets from operations	557,696	4,690,116	518,893
Contract owner transactions:
Variable annuity deposits	1,587,904	430,096	69,529
Terminations, withdrawals and annuity payments	(825,346)	(2,273,406)	(1,103,165)
Transfers between subaccounts, net	6,301,296	3,044,515	1,901,783
Maintenance charges and mortality adjustments	(4,364)	(92,743)	(34,766)
Increase (decrease) in net assets from contract transactions	7,059,490	1,108,462	833,381
Total increase (decrease) in net assets	7,617,186	5,798,578	1,352,274
Net assets as of December 31, 2019	$8,423,400	$20,919,733	$6,992,465

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Fidelity® VIP Mid Cap	Fidelity® VIP Overseas	Fidelity® VIP Real Estate
Net assets as of December 31, 2017	$519,465	$3,234,609	$401,733
Investment income (loss):
Dividend distributions	2,145	39,692	7,384
Investment Expenses:
Mortality and expense risk and administrative charges	(3,780)	(23,983)	(1,888)
Net investment income (loss)	(1,635)	15,709	5,496
Increase (decrease) in net assets from operations:
Capital gain distributions	45,205	-	19,079
Realized capital gain (loss) on investments	267	95,811	(11,039)
Change in unrealized appreciation (depreciation)	(132,822)	(624,803)	(31,847)
Net gain (loss) on investments	(87,350)	(528,992)	(23,807)
Net increase (decrease) in net assets from operations	(88,985)	(513,283)	(18,311)
Contract owner transactions:
Variable annuity deposits	198	373,405	16,673
Terminations, withdrawals and annuity payments	(53,628)	(192,444)	(33,997)
Transfers between subaccounts, net	69,893	(373,575)	(112,281)
Maintenance charges and mortality adjustments	(222)	(8,249)	(24)
Increase (decrease) in net assets from contract transactions	16,241	(200,863)	(129,629)
Total increase (decrease) in net assets	(72,744)	(714,146)	(147,940)
Net assets as of December 31, 2018	$446,721	$2,520,463	$253,793
Investment income (loss):
Dividend distributions	3,000	28,922	4,135
Investment Expenses:
Mortality and expense risk and administrative charges	(3,066)	(15,092)	(1,485)
Net investment income (loss)	(66)	13,830	2,650
Increase (decrease) in net assets from operations:
Capital gain distributions	55,306	100,988	5,531
Realized capital gain (loss) on investments	(10,413)	(20,061)	(2,210)
Change in unrealized appreciation (depreciation)	50,515	420,510	48,021
Net gain (loss) on investments	95,408	501,437	51,342
Net increase (decrease) in net assets from operations	95,342	515,267	53,992
Contract owner transactions:
Variable annuity deposits	480	93,304	9,000
Terminations, withdrawals and annuity payments	(24,703)	(138,845)	(4,021)
Transfers between subaccounts, net	(66,450)	(977,617)	(35,635)
Maintenance charges and mortality adjustments	(129)	(4,689)	(20)
Increase (decrease) in net assets from contract transactions	(90,802)	(1,027,847)	(30,676)
Total increase (decrease) in net assets	4,540	(512,580)	23,316
Net assets as of December 31, 2019	$451,261	$2,007,883	$277,109

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Fidelity® VIP Strategic Income	FormulaFolios US Equity Portfolio	Franklin Allocation VIP Fund_(c)
Net assets as of December 31, 2017	$559,854	$198,710	$4,132,019
Investment income (loss):
Dividend distributions	14,785	3,852	92,658
Investment Expenses:
Mortality and expense risk and administrative charges	(2,092)	(1,045)	(24,878)
Net investment income (loss)	12,693	2,807	67,780
Increase (decrease) in net assets from operations:
Capital gain distributions	712	66,853	75,830
Realized capital gain (loss) on investments	12,426	(18,809)	21,709
Change in unrealized appreciation (depreciation)	(37,185)	(81,697)	(494,466)
Net gain (loss) on investments	(24,047)	(33,653)	(396,927)
Net increase (decrease) in net assets from operations	(11,354)	(30,846)	(329,147)
Contract owner transactions:
Variable annuity deposits	60,875	737	407,413
Terminations, withdrawals and annuity payments	(35,158)	(47,199)	(1,348,083)
Transfers between subaccounts, net	(169,892)	83,672	(138,830)
Maintenance charges and mortality adjustments	(199)	-	(21,933)
Increase (decrease) in net assets from contract transactions	(144,374)	37,210	(1,101,433)
Total increase (decrease) in net assets	(155,728)	6,364	(1,430,580)
Net assets as of December 31, 2018	$404,126	$205,074	$2,701,439
Investment income (loss):
Dividend distributions	65,703	-	101,233
Investment Expenses:
Mortality and expense risk and administrative charges	(7,110)	(856)	(22,731)
Net investment income (loss)	58,593	(856)	78,502
Increase (decrease) in net assets from operations:
Capital gain distributions	15,557	-	194,754
Realized capital gain (loss) on investments	(1,495)	(18,324)	(24,306)
Change in unrealized appreciation (depreciation)	14,432	49,163	254,273
Net gain (loss) on investments	28,494	30,839	424,721
Net increase (decrease) in net assets from operations	87,087	29,983	503,223
Contract owner transactions:
Variable annuity deposits	5	-	298,293
Terminations, withdrawals and annuity payments	(190,915)	(8,387)	(233,386)
Transfers between subaccounts, net	1,853,863	(27,564)	(72,025)
Maintenance charges and mortality adjustments	(415)	-	(17,230)
Increase (decrease) in net assets from contract transactions	1,662,538	(35,951)	(24,348)
Total increase (decrease) in net assets	1,749,625	(5,968)	478,875
Net assets as of December 31, 2019	$2,153,751	$199,106	$3,180,314

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Franklin Flex Cap Growth VIP Fund	Franklin Growth and Income VIP Fund	Franklin Income VIP Fund
Net assets as of December 31, 2017	$17,509	$31,956	$19,955,592
Investment income (loss):
Dividend distributions	-	781	825,862
Investment Expenses:
Mortality and expense risk and administrative charges	(700)	(147)	(158,516)
Net investment income (loss)	(700)	634	667,346
Increase (decrease) in net assets from operations:
Capital gain distributions	2,148	861	-
Realized capital gain (loss) on investments	(737)	28	109,032
Change in unrealized appreciation (depreciation)	(39,778)	(3,124)	(1,708,694)
Net gain (loss) on investments	(38,367)	(2,235)	(1,599,662)
Net increase (decrease) in net assets from operations	(39,067)	(1,601)	(932,316)
Contract owner transactions:
Variable annuity deposits	-	-	255,475
Terminations, withdrawals and annuity payments	(6,202)	-	(1,846,519)
Transfers between subaccounts, net	274,930	-	(495,065)
Maintenance charges and mortality adjustments	-	-	(83,274)
Increase (decrease) in net assets from contract transactions	268,728	-	(2,169,383)
Total increase (decrease) in net assets	229,661	(1,601)	(3,101,699)
Net assets as of December 31, 2018	$247,170	$30,355	$16,853,893
Investment income (loss):
Dividend distributions	-	5,490	849,734
Investment Expenses:
Mortality and expense risk and administrative charges	(2,723)	(588)	(142,828)
Net investment income (loss)	(2,723)	4,902	706,906
Increase (decrease) in net assets from operations:
Capital gain distributions	32,985	13,052	256,821
Realized capital gain (loss) on investments	(1,430)	144	139,786
Change in unrealized appreciation (depreciation)	82,191	17,556	1,239,651
Net gain (loss) on investments	113,746	30,752	1,636,258
Net increase (decrease) in net assets from operations	111,023	35,654	2,343,164
Contract owner transactions:
Variable annuity deposits	-	8	419,630
Terminations, withdrawals and annuity payments	-	(29,936)	(1,993,107)
Transfers between subaccounts, net	369,523	200,986	1,392
Maintenance charges and mortality adjustments	-	(28)	(78,438)
Increase (decrease) in net assets from contract transactions	369,523	171,030	(1,650,523)
Total increase (decrease) in net assets	480,546	206,684	692,641
Net assets as of December 31, 2019	$727,716	$237,039	$17,546,534

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Franklin Large Cap Growth VIP Fund	Franklin Mutual Global Discovery VIP Fund	Franklin Mutual Shares VIP Fund
Net assets as of December 31, 2017	$4,533	$16,638,055	$37,221
Investment income (loss):
Dividend distributions	-	334,722	853
Investment Expenses:
Mortality and expense risk and administrative charges	(67)	(116,178)	(485)
Net investment income (loss)	(67)	218,544	368
Increase (decrease) in net assets from operations:
Capital gain distributions	402	177,340	1,328
Realized capital gain (loss) on investments	51	(163,384)	(69)
Change in unrealized appreciation (depreciation)	(2,074)	(1,891,092)	(5,291)
Net gain (loss) on investments	(1,621)	(1,877,136)	(4,032)
Net increase (decrease) in net assets from operations	(1,688)	(1,658,592)	(3,664)
Contract owner transactions:
Variable annuity deposits	-	181,981	-
Terminations, withdrawals and annuity payments	(73)	(2,223,104)	(1,923)
Transfers between subaccounts, net	10,101	(698,203)	-
Maintenance charges and mortality adjustments	-	(69,918)	-
Increase (decrease) in net assets from contract transactions	10,028	(2,809,244)	(1,923)
Total increase (decrease) in net assets	8,340	(4,467,836)	(5,587)
Net assets as of December 31, 2018	$12,873	$12,170,219	$31,634
Investment income (loss):
Dividend distributions	-	202,584	548
Investment Expenses:
Mortality and expense risk and administrative charges	(254)	(98,668)	(433)
Net investment income (loss)	(254)	103,916	115
Increase (decrease) in net assets from operations:
Capital gain distributions	1,227	1,272,584	2,932
Realized capital gain (loss) on investments	(158)	(294,808)	(233)
Change in unrealized appreciation (depreciation)	3,004	1,539,257	3,427
Net gain (loss) on investments	4,073	2,517,033	6,126
Net increase (decrease) in net assets from operations	3,819	2,620,949	6,241
Contract owner transactions:
Variable annuity deposits	-	92,627	-
Terminations, withdrawals and annuity payments	(190)	(1,612,801)	(5,922)
Transfers between subaccounts, net	19,095	(820,591)	-
Maintenance charges and mortality adjustments	-	(60,496)	-
Increase (decrease) in net assets from contract transactions	18,905	(2,401,261)	(5,922)
Total increase (decrease) in net assets	22,724	219,688	319
Net assets as of December 31, 2019	$35,597	$12,389,907	$31,953

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Franklin Rising Dividends VIP Fund	Franklin Small Cap Value VIP Fund	Franklin Small-Mid Cap Growth VIP Fund
Net assets as of December 31, 2017	$1,520,684	$7,059,504	$3,186,989
Investment income (loss):
Dividend distributions	18,208	57,276	-
Investment Expenses:
Mortality and expense risk and administrative charges	(15,736)	(36,897)	(50,411)
Net investment income (loss)	2,472	20,379	(50,411)
Increase (decrease) in net assets from operations:
Capital gain distributions	88,193	975,434	411,221
Realized capital gain (loss) on investments	12,359	(160,607)	(154,585)
Change in unrealized appreciation (depreciation)	(197,980)	(1,040,322)	(469,462)
Net gain (loss) on investments	(97,428)	(225,495)	(212,826)
Net increase (decrease) in net assets from operations	(94,956)	(205,116)	(263,237)
Contract owner transactions:
Variable annuity deposits	31,777	136,016	4,101
Terminations, withdrawals and annuity payments	(138,135)	(684,774)	(489,369)
Transfers between subaccounts, net	74,891	(3,673,511)	668,452
Maintenance charges and mortality adjustments	(1,200)	(17,645)	(21,294)
Increase (decrease) in net assets from contract transactions	(32,667)	(4,239,914)	161,890
Total increase (decrease) in net assets	(127,623)	(4,445,030)	(101,347)
Net assets as of December 31, 2018	$1,393,061	$2,614,474	$3,085,642
Investment income (loss):
Dividend distributions	18,881	29,475	-
Investment Expenses:
Mortality and expense risk and administrative charges	(15,904)	(29,623)	(49,998)
Net investment income (loss)	2,977	(148)	(49,998)
Increase (decrease) in net assets from operations:
Capital gain distributions	234,141	469,557	483,569
Realized capital gain (loss) on investments	(12,785)	(149,191)	(102,849)
Change in unrealized appreciation (depreciation)	126,250	531,002	543,303
Net gain (loss) on investments	347,606	851,368	924,023
Net increase (decrease) in net assets from operations	350,583	851,220	874,025
Contract owner transactions:
Variable annuity deposits	1,988	121,530	3,294
Terminations, withdrawals and annuity payments	(597,288)	(544,841)	(409,195)
Transfers between subaccounts, net	31,650	2,277,341	(1,665)
Maintenance charges and mortality adjustments	(1,365)	(14,756)	(21,022)
Increase (decrease) in net assets from contract transactions	(565,015)	1,839,274	(428,588)
Total increase (decrease) in net assets	(214,432)	2,690,494	445,437
Net assets as of December 31, 2019	$1,178,629	$5,304,968	$3,531,079

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Franklin Strategic Income VIP Fund	Franklin U.S. Government Securities VIP Fund	Goldman Sachs Emerging Markets Equity
Net assets as of December 31, 2017	$8,469,153	$122,719	$4,860,244
Investment income (loss):
Dividend distributions	224,827	3,194	7,405
Investment Expenses:
Mortality and expense risk and administrative charges	(62,576)	(1,249)	(38,670)
Net investment income (loss)	162,251	1,945	(31,265)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(41,562)	(4,360)	124,119
Change in unrealized appreciation (depreciation)	(356,201)	1,596	(1,092,394)
Net gain (loss) on investments	(397,763)	(2,764)	(968,275)
Net increase (decrease) in net assets from operations	(235,512)	(819)	(999,540)
Contract owner transactions:
Variable annuity deposits	182,449	44	171,126
Terminations, withdrawals and annuity payments	(584,909)	(16,787)	(565,782)
Transfers between subaccounts, net	56,285	44,546	(411,218)
Maintenance charges and mortality adjustments	(35,018)	(49)	(14,156)
Increase (decrease) in net assets from contract transactions	(381,193)	27,754	(820,030)
Total increase (decrease) in net assets	(616,705)	26,935	(1,819,570)
Net assets as of December 31, 2018	$7,852,448	$149,654	$3,040,674
Investment income (loss):
Dividend distributions	437,664	4,997	29,116
Investment Expenses:
Mortality and expense risk and administrative charges	(66,564)	(1,289)	(30,845)
Net investment income (loss)	371,100	3,708	(1,729)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(26,127)	264	51,501
Change in unrealized appreciation (depreciation)	246,490	2,875	689,631
Net gain (loss) on investments	220,363	3,139	741,132
Net increase (decrease) in net assets from operations	591,463	6,847	739,403
Contract owner transactions:
Variable annuity deposits	308,722	-	101,836
Terminations, withdrawals and annuity payments	(566,988)	(1,024)	(418,806)
Transfers between subaccounts, net	1,061,160	37,650	422,619
Maintenance charges and mortality adjustments	(35,439)	(50)	(10,375)
Increase (decrease) in net assets from contract transactions	767,455	36,576	95,274
Total increase (decrease) in net assets	1,358,918	43,423	834,677
Net assets as of December 31, 2019	$9,211,366	$193,077	$3,875,351

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Goldman Sachs Government Income	Goldman Sachs VIT Growth Opportunities	Goldman Sachs VIT High Quality Floating Rate
Net assets as of December 31, 2017	$4,108,792	$113,870	$101,206
Investment income (loss):
Dividend distributions	66,392	-	776
Investment Expenses:
Mortality and expense risk and administrative charges	(34,158)	(670)	(272)
Net investment income (loss)	32,234	(670)	504
Increase (decrease) in net assets from operations:
Capital gain distributions	-	91,278	-
Realized capital gain (loss) on investments	(69,356)	1,165	(174)
Change in unrealized appreciation (depreciation)	(13,379)	(100,578)	278
Net gain (loss) on investments	(82,735)	(8,135)	104
Net increase (decrease) in net assets from operations	(50,501)	(8,805)	608
Contract owner transactions:
Variable annuity deposits	138,473	276	26
Terminations, withdrawals and annuity payments	(460,856)	-	(29,444)
Transfers between subaccounts, net	(677,644)	34,197	(60,129)
Maintenance charges and mortality adjustments	(15,220)	(267)	-
Increase (decrease) in net assets from contract transactions	(1,015,247)	34,206	(89,547)
Total increase (decrease) in net assets	(1,065,748)	25,401	(88,939)
Net assets as of December 31, 2018	$3,043,044	$139,271	$12,267
Investment income (loss):
Dividend distributions	58,669	-	130
Investment Expenses:
Mortality and expense risk and administrative charges	(29,536)	(1,128)	(69)
Net investment income (loss)	29,133	(1,128)	61
Increase (decrease) in net assets from operations:
Capital gain distributions	-	47,437	-
Realized capital gain (loss) on investments	(8,810)	(6,542)	(40)
Change in unrealized appreciation (depreciation)	114,803	9,989	37
Net gain (loss) on investments	105,993	50,884	(3)
Net increase (decrease) in net assets from operations	135,126	49,756	58
Contract owner transactions:
Variable annuity deposits	120,022	18,345	3,954
Terminations, withdrawals and annuity payments	(430,999)	(7,357)	-
Transfers between subaccounts, net	447,070	49,178	(6,566)
Maintenance charges and mortality adjustments	(13,059)	(277)	-
Increase (decrease) in net assets from contract transactions	123,034	59,889	(2,612)
Total increase (decrease) in net assets	258,160	109,645	(2,554)
Net assets as of December 31, 2019	$3,301,204	$248,916	$9,713

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Goldman Sachs VIT International Equity Insights	Goldman Sachs VIT Mid Cap Value	Goldman Sachs VIT Small Cap Equity Insights
Net assets as of December 31, 2017	$24,806	$910,814	$24,726
Investment income (loss):
Dividend distributions	382	4,858	1,173
Investment Expenses:
Mortality and expense risk and administrative charges	(147)	(7,926)	(3,166)
Net investment income (loss)	235	(3,068)	(1,993)
Increase (decrease) in net assets from operations:
Capital gain distributions	4,104	109,522	78,416
Realized capital gain (loss) on investments	(127)	(420)	(11,805)
Change in unrealized appreciation (depreciation)	(8,550)	(208,636)	(179,630)
Net gain (loss) on investments	(4,573)	(99,534)	(113,019)
Net increase (decrease) in net assets from operations	(4,338)	(102,602)	(115,012)
Contract owner transactions:
Variable annuity deposits	1	25,895	28,012
Terminations, withdrawals and annuity payments	(6,891)	(40,169)	(39,503)
Transfers between subaccounts, net	6,754	3,819	566,918
Maintenance charges and mortality adjustments	-	(869)	-
Increase (decrease) in net assets from contract transactions	(136)	(11,324)	555,427
Total increase (decrease) in net assets	(4,474)	(113,926)	440,415
Net assets as of December 31, 2018	$20,332	$796,888	$465,141
Investment income (loss):
Dividend distributions	821	4,955	530
Investment Expenses:
Mortality and expense risk and administrative charges	(150)	(7,909)	(697)
Net investment income (loss)	671	(2,954)	(167)
Increase (decrease) in net assets from operations:
Capital gain distributions	1	33,060	5,368
Realized capital gain (loss) on investments	(49)	(9,204)	(165,926)
Change in unrealized appreciation (depreciation)	3,852	208,966	185,813
Net gain (loss) on investments	3,804	232,822	25,255
Net increase (decrease) in net assets from operations	4,475	229,868	25,088
Contract owner transactions:
Variable annuity deposits	14,641	25,289	61,132
Terminations, withdrawals and annuity payments	(206)	(24,313)	(4,073)
Transfers between subaccounts, net	-	(54,225)	(286,667)
Maintenance charges and mortality adjustments	-	(914)	-
Increase (decrease) in net assets from contract transactions	14,435	(54,163)	(229,608)
Total increase (decrease) in net assets	18,910	175,705	(204,520)
Net assets as of December 31, 2019	$39,242	$972,593	$260,621

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Goldman Sachs VIT Strategic Growth	Guggenheim Alpha Opportunity	Guggenheim Floating Rate Strategies
Net assets as of December 31, 2017	$150,625	$141,271	$2,119,399
Investment income (loss):
Dividend distributions	-	1,378	94,910
Investment Expenses:
Mortality and expense risk and administrative charges	(874)	(1,186)	(19,883)
Net investment income (loss)	(874)	192	75,027
Increase (decrease) in net assets from operations:
Capital gain distributions	73,857	-	9
Realized capital gain (loss) on investments	262	2,508	(11,496)
Change in unrealized appreciation (depreciation)	(75,998)	(19,482)	(75,497)
Net gain (loss) on investments	(1,879)	(16,974)	(86,984)
Net increase (decrease) in net assets from operations	(2,753)	(16,782)	(11,957)
Contract owner transactions:
Variable annuity deposits	-	893	103,908
Terminations, withdrawals and annuity payments	-	(5,826)	(194,375)
Transfers between subaccounts, net	-	(71)	(256,283)
Maintenance charges and mortality adjustments	(516)	(678)	(5,841)
Increase (decrease) in net assets from contract transactions	(516)	(5,682)	(352,591)
Total increase (decrease) in net assets	(3,269)	(22,464)	(364,548)
Net assets as of December 31, 2018	$147,356	$118,807	$1,754,851
Investment income (loss):
Dividend distributions	88	944	84,866
Investment Expenses:
Mortality and expense risk and administrative charges	(948)	(979)	(16,787)
Net investment income (loss)	(860)	(35)	68,079
Increase (decrease) in net assets from operations:
Capital gain distributions	19,439	-	-
Realized capital gain (loss) on investments	(193)	3,019	(9,198)
Change in unrealized appreciation (depreciation)	32,533	(6,570)	49,781
Net gain (loss) on investments	51,779	(3,551)	40,583
Net increase (decrease) in net assets from operations	50,919	(3,586)	108,662
Contract owner transactions:
Variable annuity deposits	-	853	84,817
Terminations, withdrawals and annuity payments	-	(8,469)	(184,057)
Transfers between subaccounts, net	-	(4,362)	423,462
Maintenance charges and mortality adjustments	(572)	(618)	(5,186)
Increase (decrease) in net assets from contract transactions	(572)	(12,596)	319,036
Total increase (decrease) in net assets	50,347	(16,182)	427,698
Net assets as of December 31, 2019	$197,703	$102,625	$2,182,549

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Guggenheim High Yield	Guggenheim Large Cap Value	Guggenheim Long Short Equity
Net assets as of December 31, 2017	$4,749,283	$4,839,198	$438,003
Investment income (loss):
Dividend distributions	283,108	37,225	-
Investment Expenses:
Mortality and expense risk and administrative charges	(40,508)	(40,365)	(3,550)
Net investment income (loss)	242,600	(3,140)	(3,550)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	218,799	6,234
Realized capital gain (loss) on investments	(85,113)	76,501	14,151
Change in unrealized appreciation (depreciation)	(333,354)	(809,106)	(71,879)
Net gain (loss) on investments	(418,467)	(513,806)	(51,494)
Net increase (decrease) in net assets from operations	(175,867)	(516,946)	(55,044)
Contract owner transactions:
Variable annuity deposits	154,963	126,200	12,269
Terminations, withdrawals and annuity payments	(492,317)	(547,123)	(39,067)
Transfers between subaccounts, net	(262,050)	408,475	(6,475)
Maintenance charges and mortality adjustments	(13,049)	(12,149)	(1,786)
Increase (decrease) in net assets from contract transactions	(612,453)	(24,597)	(35,059)
Total increase (decrease) in net assets	(788,320)	(541,543)	(90,103)
Net assets as of December 31, 2018	$3,960,963	$4,297,655	$347,900
Investment income (loss):
Dividend distributions	240,511	66,938	2,645
Investment Expenses:
Mortality and expense risk and administrative charges	(36,567)	(40,826)	(3,057)
Net investment income (loss)	203,944	26,112	(412)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	256,204	-
Realized capital gain (loss) on investments	(56,778)	14,888	7,704
Change in unrealized appreciation (depreciation)	270,179	536,921	8,621
Net gain (loss) on investments	213,401	808,013	16,325
Net increase (decrease) in net assets from operations	417,345	834,125	15,913
Contract owner transactions:
Variable annuity deposits	134,541	125,365	13,019
Terminations, withdrawals and annuity payments	(489,448)	(329,669)	(36,132)
Transfers between subaccounts, net	223,497	(393,216)	(4,393)
Maintenance charges and mortality adjustments	(11,161)	(9,612)	(1,630)
Increase (decrease) in net assets from contract transactions	(142,571)	(607,132)	(29,136)
Total increase (decrease) in net assets	274,774	226,993	(13,223)
Net assets as of December 31, 2019	$4,235,737	$4,524,648	$334,677

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Guggenheim Macro Opportunities	Guggenheim Managed Futures Strategy	Guggenheim Multi-Hedge Strategies
Net assets as of December 31, 2017	$11,891	$838	$5,311
Investment income (loss):
Dividend distributions	342	-	1
Investment Expenses:
Mortality and expense risk and administrative charges	(103)	(3)	(34)
Net investment income (loss)	239	(3)	(33)
Increase (decrease) in net assets from operations:
Capital gain distributions	11	-	-
Realized capital gain (loss) on investments	6	(80)	4
Change in unrealized appreciation (depreciation)	(355)	78	(292)
Net gain (loss) on investments	(338)	(2)	(288)
Net increase (decrease) in net assets from operations	(99)	(5)	(321)
Contract owner transactions:
Variable annuity deposits	-	2	291
Terminations, withdrawals and annuity payments	(6)	-	(3,795)
Transfers between subaccounts, net	24	(835)	(433)
Maintenance charges and mortality adjustments	(58)	-	(251)
Increase (decrease) in net assets from contract transactions	(40)	(833)	(4,188)
Total increase (decrease) in net assets	(139)	(838)	(4,509)
Net assets as of December 31, 2018	$11,752	$-	$802
Investment income (loss):
Dividend distributions	337	-	27
Investment Expenses:
Mortality and expense risk and administrative charges	(106)	-	(9)
Net investment income (loss)	231	-	18
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(3)	-	-
Change in unrealized appreciation (depreciation)	(119)	-	17
Net gain (loss) on investments	(122)	-	17
Net increase (decrease) in net assets from operations	109	-	35
Contract owner transactions:
Variable annuity deposits	-	-	360
Terminations, withdrawals and annuity payments	(11)	-	-
Transfers between subaccounts, net	-	-	128
Maintenance charges and mortality adjustments	(60)	-	(14)
Increase (decrease) in net assets from contract transactions	(71)	-	474
Total increase (decrease) in net assets	38	-	509
Net assets as of December 31, 2019	$11,790	$-	$1,311

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Guggenheim Small Cap Value	Guggenheim SMid Cap Value_(c)	Guggenheim StylePlus Large Core
Net assets as of December 31, 2017	$209,180	$16,319,516	$1,450,119
Investment income (loss):
Dividend distributions	2,523	15,036	15,242
Investment Expenses:
Mortality and expense risk and administrative charges	(1,842)	(142,459)	(13,438)
Net investment income (loss)	681	(127,423)	1,804
Increase (decrease) in net assets from operations:
Capital gain distributions	18,069	1,722,320	187,170
Realized capital gain (loss) on investments	(20,219)	(123,036)	18,480
Change in unrealized appreciation (depreciation)	(25,228)	(3,522,526)	(291,714)
Net gain (loss) on investments	(27,378)	(1,923,242)	(86,064)
Net increase (decrease) in net assets from operations	(26,697)	(2,050,665)	(84,260)
Contract owner transactions:
Variable annuity deposits	17,334	203,654	60,281
Terminations, withdrawals and annuity payments	(100,510)	(1,774,377)	(109,471)
Transfers between subaccounts, net	14,473	210,584	(199,098)
Maintenance charges and mortality adjustments	(886)	(43,686)	(6,169)
Increase (decrease) in net assets from contract transactions	(69,589)	(1,403,825)	(254,457)
Total increase (decrease) in net assets	(96,286)	(3,454,490)	(338,717)
Net assets as of December 31, 2018	$112,894	$12,865,026	$1,111,402
Investment income (loss):
Dividend distributions	1,876	125,059	22,204
Investment Expenses:
Mortality and expense risk and administrative charges	(1,637)	(124,741)	(12,194)
Net investment income (loss)	239	318	10,010
Increase (decrease) in net assets from operations:
Capital gain distributions	2,818	438,131	2,477
Realized capital gain (loss) on investments	(6,205)	(416,484)	(8,975)
Change in unrealized appreciation (depreciation)	33,859	3,072,282	324,883
Net gain (loss) on investments	30,472	3,093,929	318,385
Net increase (decrease) in net assets from operations	30,711	3,094,247	328,395
Contract owner transactions:
Variable annuity deposits	12,517	282,880	45,158
Terminations, withdrawals and annuity payments	(5,471)	(1,352,058)	(67,807)
Transfers between subaccounts, net	(1,729)	(1,093,435)	185,582
Maintenance charges and mortality adjustments	(503)	(38,611)	(4,646)
Increase (decrease) in net assets from contract transactions	4,814	(2,201,224)	158,287
Total increase (decrease) in net assets	35,525	893,023	486,682
Net assets as of December 31, 2019	$148,419	$13,758,049	$1,598,084

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Guggenheim StylePlus Mid Growth	Guggenheim Total Return Bond	Guggenheim US Investment Grade Bond
Net assets as of December 31, 2017	$2,033,588	$481,883	$6,859,118
Investment income (loss):
Dividend distributions	18,579	16,977	160,591
Investment Expenses:
Mortality and expense risk and administrative charges	(18,908)	(5,927)	(61,171)
Net investment income (loss)	(329)	11,050	99,420
Increase (decrease) in net assets from operations:
Capital gain distributions	388,743	2,543	-
Realized capital gain (loss) on investments	17,839	(237)	6,691
Change in unrealized appreciation (depreciation)	(573,325)	(13,079)	(112,771)
Net gain (loss) on investments	(166,743)	(10,773)	(106,080)
Net increase (decrease) in net assets from operations	(167,072)	277	(6,660)
Contract owner transactions:
Variable annuity deposits	35,727	33,206	130,965
Terminations, withdrawals and annuity payments	(210,970)	(47,352)	(963,472)
Transfers between subaccounts, net	203,793	191,056	845,584
Maintenance charges and mortality adjustments	(6,644)	(3,079)	(21,139)
Increase (decrease) in net assets from contract transactions	21,906	173,831	(8,062)
Total increase (decrease) in net assets	(145,166)	174,108	(14,722)
Net assets as of December 31, 2018	$1,888,422	$655,991	$6,844,396
Investment income (loss):
Dividend distributions	23,313	15,458	156,523
Investment Expenses:
Mortality and expense risk and administrative charges	(19,789)	(6,039)	(65,141)
Net investment income (loss)	3,524	9,419	91,382
Increase (decrease) in net assets from operations:
Capital gain distributions	23,684	-	-
Realized capital gain (loss) on investments	(15,235)	440	33,897
Change in unrealized appreciation (depreciation)	558,908	10,851	106,735
Net gain (loss) on investments	567,357	11,291	140,632
Net increase (decrease) in net assets from operations	570,881	20,710	232,014
Contract owner transactions:
Variable annuity deposits	51,931	18,928	143,043
Terminations, withdrawals and annuity payments	(168,720)	(99,405)	(825,719)
Transfers between subaccounts, net	(136,219)	190,684	330,564
Maintenance charges and mortality adjustments	(6,101)	(3,278)	(21,900)
Increase (decrease) in net assets from contract transactions	(259,109)	106,929	(374,012)
Total increase (decrease) in net assets	311,772	127,639	(141,998)
Net assets as of December 31, 2019	$2,200,194	$783,630	$6,702,398

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Guggenheim VIF All Cap Value	Guggenheim VIF Alpha Opportunity_(e)	Guggenheim VIF Floating Rate Strategies
Net assets as of December 31, 2017	$31,713,996	$4,923,851	$3,776,301
Investment income (loss):
Dividend distributions	309,168	-	140,072
Investment Expenses:
Mortality and expense risk and administrative charges	(243,520)	(32,855)	(38,406)
Net investment income (loss)	65,648	(32,855)	101,666
Increase (decrease) in net assets from operations:
Capital gain distributions	2,213,552	553,768	-
Realized capital gain (loss) on investments	1,802,874	94,089	(31,431)
Change in unrealized appreciation (depreciation)	(7,472,877)	(1,173,553)	(215,721)
Net gain (loss) on investments	(3,456,451)	(525,696)	(247,152)
Net increase (decrease) in net assets from operations	(3,390,803)	(558,551)	(145,486)
Contract owner transactions:
Variable annuity deposits	334,379	33,355	173,159
Terminations, withdrawals and annuity payments	(5,636,254)	(437,222)	(385,633)
Transfers between subaccounts, net	2,688,335	(279,637)	2,430,911
Maintenance charges and mortality adjustments	(128,925)	(24,428)	(19,198)
Increase (decrease) in net assets from contract transactions	(2,742,465)	(707,932)	2,199,239
Total increase (decrease) in net assets	(6,133,268)	(1,266,483)	2,053,753
Net assets as of December 31, 2018	$25,580,728	$3,657,368	$5,830,054
Investment income (loss):
Dividend distributions	334,717	5,295	261,802
Investment Expenses:
Mortality and expense risk and administrative charges	(193,944)	(25,079)	(39,228)
Net investment income (loss)	140,773	(19,784)	222,574
Increase (decrease) in net assets from operations:
Capital gain distributions	1,771,983	-	-
Realized capital gain (loss) on investments	301,029	(46,221)	(45,040)
Change in unrealized appreciation (depreciation)	2,666,892	(51,288)	174,646
Net gain (loss) on investments	4,739,904	(97,509)	129,606
Net increase (decrease) in net assets from operations	4,880,677	(117,293)	352,180
Contract owner transactions:
Variable annuity deposits	336,505	12,661	260,722
Terminations, withdrawals and annuity payments	(4,282,110)	(499,507)	(518,891)
Transfers between subaccounts, net	(2,829,017)	(175,104)	(1,370,587)
Maintenance charges and mortality adjustments	(106,896)	(18,556)	(20,600)
Increase (decrease) in net assets from contract transactions	(6,881,518)	(680,506)	(1,649,356)
Total increase (decrease) in net assets	(2,000,841)	(797,799)	(1,297,176)
Net assets as of December 31, 2019	$23,579,887	$2,859,569	$4,532,878

(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Guggenheim VIF Global Managed Futures Strategy	Guggenheim VIF High Yield	Guggenheim VIF Large Cap Value
Net assets as of December 31, 2017	$1,438,065	$35,678,544	$34,674,493
Investment income (loss):
Dividend distributions	-	2,465,424	412,985
Investment Expenses:
Mortality and expense risk and administrative charges	(9,846)	(271,402)	(288,968)
Net investment income (loss)	(9,846)	2,194,022	124,017
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	2,034,605
Realized capital gain (loss) on investments	(96,367)	6,947	1,671,160
Change in unrealized appreciation (depreciation)	(20,583)	(3,625,578)	(7,006,721)
Net gain (loss) on investments	(116,950)	(3,618,631)	(3,300,956)
Net increase (decrease) in net assets from operations	(126,796)	(1,424,609)	(3,176,939)
Contract owner transactions:
Variable annuity deposits	62,427	470,325	513,418
Terminations, withdrawals and annuity payments	(148,488)	(5,274,691)	(5,066,413)
Transfers between subaccounts, net	(163,180)	(4,002,985)	115,531
Maintenance charges and mortality adjustments	(5,101)	(134,952)	(147,353)
Increase (decrease) in net assets from contract transactions	(254,342)	(8,942,303)	(4,584,817)
Total increase (decrease) in net assets	(381,138)	(10,366,912)	(7,761,756)
Net assets as of December 31, 2018	$1,056,927	$25,311,632	$26,912,737
Investment income (loss):
Dividend distributions	9,844	1,991,175	468,315
Investment Expenses:
Mortality and expense risk and administrative charges	(7,397)	(222,415)	(256,250)
Net investment income (loss)	2,447	1,768,760	212,065
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	1,655,842
Realized capital gain (loss) on investments	(26,727)	(293,291)	818,985
Change in unrealized appreciation (depreciation)	99,841	1,140,127	2,782,727
Net gain (loss) on investments	73,114	846,836	5,257,554
Net increase (decrease) in net assets from operations	75,561	2,615,596	5,469,619
Contract owner transactions:
Variable annuity deposits	31,419	492,880	528,831
Terminations, withdrawals and annuity payments	(97,733)	(3,384,356)	(4,396,996)
Transfers between subaccounts, net	26,204	1,495,513	5,178,301
Maintenance charges and mortality adjustments	(4,078)	(116,763)	(129,305)
Increase (decrease) in net assets from contract transactions	(44,188)	(1,512,726)	1,180,831
Total increase (decrease) in net assets	31,373	1,102,870	6,650,450
Net assets as of December 31, 2019	$1,088,300	$26,414,502	$33,563,187

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Guggenheim VIF Long Short Equity	Guggenheim VIF Managed Asset Allocation	Guggenheim VIF Multi-Hedge Strategies
Net assets as of December 31, 2017	$10,626,304	$13,650,585	$3,367,594
Investment income (loss):
Dividend distributions	-	181,510	-
Investment Expenses:
Mortality and expense risk and administrative charges	(88,444)	(104,951)	(35,632)
Net investment income (loss)	(88,444)	76,559	(35,632)
Increase (decrease) in net assets from operations:
Capital gain distributions	859,110	937,719	-
Realized capital gain (loss) on investments	91,531	499,511	21,100
Change in unrealized appreciation (depreciation)	(2,445,641)	(2,308,033)	(252,149)
Net gain (loss) on investments	(1,495,000)	(870,803)	(231,049)
Net increase (decrease) in net assets from operations	(1,583,444)	(794,244)	(266,681)
Contract owner transactions:
Variable annuity deposits	125,556	110,393	26,175
Terminations, withdrawals and annuity payments	(1,157,107)	(1,407,518)	(516,062)
Transfers between subaccounts, net	(537,982)	(173,757)	2,478,830
Maintenance charges and mortality adjustments	(47,710)	(50,917)	(17,588)
Increase (decrease) in net assets from contract transactions	(1,617,243)	(1,521,799)	1,971,355
Total increase (decrease) in net assets	(3,200,687)	(2,316,043)	1,704,674
Net assets as of December 31, 2018	$7,425,617	$11,334,542	$5,072,268
Investment income (loss):
Dividend distributions	43,128	196,898	53,533
Investment Expenses:
Mortality and expense risk and administrative charges	(69,998)	(96,120)	(28,998)
Net investment income (loss)	(26,870)	100,778	24,535
Increase (decrease) in net assets from operations:
Capital gain distributions	-	95,045	-
Realized capital gain (loss) on investments	(291,698)	531,765	30,844
Change in unrealized appreciation (depreciation)	725,230	1,361,656	96,827
Net gain (loss) on investments	433,532	1,988,466	127,671
Net increase (decrease) in net assets from operations	406,662	2,089,244	152,206
Contract owner transactions:
Variable annuity deposits	144,026	198,587	131,973
Terminations, withdrawals and annuity payments	(885,814)	(1,477,923)	(414,947)
Transfers between subaccounts, net	2,446,913	(119,846)	(2,833,542)
Maintenance charges and mortality adjustments	(37,819)	(47,837)	(12,551)
Increase (decrease) in net assets from contract transactions	1,667,306	(1,447,019)	(3,129,067)
Total increase (decrease) in net assets	2,073,968	642,225	(2,976,861)
Net assets as of December 31, 2019	$9,499,585	$11,976,767	$2,095,407

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Guggenheim VIF Small Cap Value	Guggenheim VIF SMid Cap Value_(c)	Guggenheim VIF StylePlus Large Core
Net assets as of December 31, 2017	$34,308,289	$55,510,680	$20,068,320
Investment income (loss):
Dividend distributions	109,109	300,656	270,074
Investment Expenses:
Mortality and expense risk and administrative charges	(270,855)	(430,985)	(137,045)
Net investment income (loss)	(161,746)	(130,329)	133,029
Increase (decrease) in net assets from operations:
Capital gain distributions	3,173,327	7,068,648	2,049,657
Realized capital gain (loss) on investments	1,032,843	2,910,456	1,430,873
Change in unrealized appreciation (depreciation)	(7,946,536)	(16,151,823)	(4,739,405)
Net gain (loss) on investments	(3,740,366)	(6,172,719)	(1,258,875)
Net increase (decrease) in net assets from operations	(3,902,112)	(6,303,048)	(1,125,846)
Contract owner transactions:
Variable annuity deposits	345,502	599,039	398,472
Terminations, withdrawals and annuity payments	(4,111,044)	(7,841,287)	(2,679,610)
Transfers between subaccounts, net	(2,092,927)	(1,780,081)	(2,124,135)
Maintenance charges and mortality adjustments	(160,567)	(266,566)	(72,696)
Increase (decrease) in net assets from contract transactions	(6,019,036)	(9,288,895)	(4,477,969)
Total increase (decrease) in net assets	(9,921,148)	(15,591,943)	(5,603,815)
Net assets as of December 31, 2018	$24,387,141	$39,918,737	$14,464,505
Investment income (loss):
Dividend distributions	203,632	375,363	323,974
Investment Expenses:
Mortality and expense risk and administrative charges	(219,506)	(360,460)	(118,352)
Net investment income (loss)	(15,874)	14,903	205,622
Increase (decrease) in net assets from operations:
Capital gain distributions	1,511,750	4,432,529	845,292
Realized capital gain (loss) on investments	(43,547)	888,384	493,743
Change in unrealized appreciation (depreciation)	3,548,285	4,362,046	2,350,650
Net gain (loss) on investments	5,016,488	9,682,959	3,689,685
Net increase (decrease) in net assets from operations	5,000,614	9,697,862	3,895,307
Contract owner transactions:
Variable annuity deposits	476,339	677,058	216,594
Terminations, withdrawals and annuity payments	(3,209,077)	(6,382,525)	(2,079,301)
Transfers between subaccounts, net	1,176,687	930,849	(568,293)
Maintenance charges and mortality adjustments	(127,103)	(221,354)	(63,656)
Increase (decrease) in net assets from contract transactions	(1,683,154)	(4,995,972)	(2,494,656)
Total increase (decrease) in net assets	3,317,460	4,701,890	1,400,651
Net assets as of December 31, 2019	$27,704,601	$44,620,627	$15,865,156

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Guggenheim VIF StylePlus Large Growth	Guggenheim VIF StylePlus Mid Growth	Guggenheim VIF StylePlus Small Growth
Net assets as of December 31, 2017	$10,178,750	$13,446,775	$6,350,628
Investment income (loss):
Dividend distributions	155,911	168,689	52,657
Investment Expenses:
Mortality and expense risk and administrative charges	(76,439)	(106,046)	(44,427)
Net investment income (loss)	79,472	62,643	8,230
Increase (decrease) in net assets from operations:
Capital gain distributions	1,451,471	1,442,788	753,610
Realized capital gain (loss) on investments	642,660	790,971	723,507
Change in unrealized appreciation (depreciation)	(2,482,760)	(3,109,585)	(1,919,357)
Net gain (loss) on investments	(388,629)	(875,826)	(442,240)
Net increase (decrease) in net assets from operations	(309,157)	(813,183)	(434,010)
Contract owner transactions:
Variable annuity deposits	265,309	304,522	166,258
Terminations, withdrawals and annuity payments	(929,584)	(1,510,175)	(773,183)
Transfers between subaccounts, net	(1,014,507)	(1,086,085)	(1,242,911)
Maintenance charges and mortality adjustments	(40,970)	(59,948)	(24,232)
Increase (decrease) in net assets from contract transactions	(1,719,752)	(2,351,686)	(1,874,068)
Total increase (decrease) in net assets	(2,028,909)	(3,164,869)	(2,308,078)
Net assets as of December 31, 2018	$8,149,841	$10,281,906	$4,042,550
Investment income (loss):
Dividend distributions	180,045	97,405	28,414
Investment Expenses:
Mortality and expense risk and administrative charges	(71,079)	(96,421)	(36,170)
Net investment income (loss)	108,966	984	(7,756)
Increase (decrease) in net assets from operations:
Capital gain distributions	785,415	1,077,533	480,579
Realized capital gain (loss) on investments	222,632	487,618	84,952
Change in unrealized appreciation (depreciation)	1,471,852	1,580,707	414,478
Net gain (loss) on investments	2,479,899	3,145,858	980,009
Net increase (decrease) in net assets from operations	2,588,865	3,146,842	972,253
Contract owner transactions:
Variable annuity deposits	252,549	145,856	75,475
Terminations, withdrawals and annuity payments	(835,470)	(1,584,028)	(633,726)
Transfers between subaccounts, net	(158,045)	71,466	119,030
Maintenance charges and mortality adjustments	(37,591)	(56,928)	(20,862)
Increase (decrease) in net assets from contract transactions	(778,557)	(1,423,634)	(460,083)
Total increase (decrease) in net assets	1,810,308	1,723,208	512,170
Net assets as of December 31, 2019	$9,960,149	$12,005,114	$4,554,720

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Guggenheim VIF Total Return Bond	Guggenheim VIF World Equity Income	Guggenheim World Equity Income
Net assets as of December 31, 2017	$41,715,081	$19,868,210	$6,962,376
Investment income (loss):
Dividend distributions	1,754,741	515,955	130,927
Investment Expenses:
Mortality and expense risk and administrative charges	(324,343)	(153,536)	(60,497)
Net investment income (loss)	1,430,398	362,419	70,430
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	47,467
Realized capital gain (loss) on investments	654,885	1,006,877	157,156
Change in unrealized appreciation (depreciation)	(1,985,886)	(2,903,119)	(836,752)
Net gain (loss) on investments	(1,331,001)	(1,896,242)	(632,129)
Net increase (decrease) in net assets from operations	99,397	(1,533,823)	(561,699)
Contract owner transactions:
Variable annuity deposits	917,577	305,516	231,559
Terminations, withdrawals and annuity payments	(5,767,252)	(2,801,416)	(797,855)
Transfers between subaccounts, net	(1,016,674)	(313,765)	(670,167)
Maintenance charges and mortality adjustments	(168,268)	(88,006)	(16,906)
Increase (decrease) in net assets from contract transactions	(6,034,617)	(2,897,671)	(1,253,369)
Total increase (decrease) in net assets	(5,935,220)	(4,431,494)	(1,815,068)
Net assets as of December 31, 2018	$35,779,861	$15,436,716	$5,147,308
Investment income (loss):
Dividend distributions	934,390	439,115	129,332
Investment Expenses:
Mortality and expense risk and administrative charges	(306,097)	(132,672)	(50,898)
Net investment income (loss)	628,293	306,443	78,434
Increase (decrease) in net assets from operations:
Capital gain distributions	-	876,492	14,783
Realized capital gain (loss) on investments	457,703	651,287	86,592
Change in unrealized appreciation (depreciation)	188,885	1,125,121	820,371
Net gain (loss) on investments	646,588	2,652,900	921,746
Net increase (decrease) in net assets from operations	1,274,881	2,959,343	1,000,180
Contract owner transactions:
Variable annuity deposits	1,319,896	313,518	177,539
Terminations, withdrawals and annuity payments	(4,879,237)	(1,997,095)	(546,659)
Transfers between subaccounts, net	1,299,057	(436,136)	36,039
Maintenance charges and mortality adjustments	(152,371)	(76,147)	(14,829)
Increase (decrease) in net assets from contract transactions	(2,412,655)	(2,195,860)	(347,910)
Total increase (decrease) in net assets	(1,137,774)	763,483	652,270
Net assets as of December 31, 2019	$34,642,087	$16,200,199	$5,799,578

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco American Franchise	Invesco Comstock	Invesco Energy
Net assets as of December 31, 2017	$1,379,578	$11,873,747	$94,223
Investment income (loss):
Dividend distributions	-	161,994	1,678
Investment Expenses:
Mortality and expense risk and administrative charges	(12,714)	(103,724)	(771)
Net investment income (loss)	(12,714)	58,270	907
Increase (decrease) in net assets from operations:
Capital gain distributions	110,358	686,360	-
Realized capital gain (loss) on investments	84,814	562,117	(4,108)
Change in unrealized appreciation (depreciation)	(226,673)	(2,662,278)	(17,941)
Net gain (loss) on investments	(31,501)	(1,413,801)	(22,049)
Net increase (decrease) in net assets from operations	(44,215)	(1,355,531)	(21,142)
Contract owner transactions:
Variable annuity deposits	28,253	235,773	3,745
Terminations, withdrawals and annuity payments	(233,960)	(1,104,514)	(16,287)
Transfers between subaccounts, net	41,071	(564,314)	(2,992)
Maintenance charges and mortality adjustments	(5,110)	(28,723)	(534)
Increase (decrease) in net assets from contract transactions	(169,746)	(1,461,778)	(16,068)
Total increase (decrease) in net assets	(213,961)	(2,817,309)	(37,210)
Net assets as of December 31, 2018	$1,165,617	$9,056,438	$57,013
Investment income (loss):
Dividend distributions	-	207,310	564
Investment Expenses:
Mortality and expense risk and administrative charges	(12,376)	(89,365)	(424)
Net investment income (loss)	(12,376)	117,945	140
Increase (decrease) in net assets from operations:
Capital gain distributions	94,578	531,147	-
Realized capital gain (loss) on investments	37,896	251,611	(13,296)
Change in unrealized appreciation (depreciation)	280,552	1,209,818	17,079
Net gain (loss) on investments	413,026	1,992,576	3,783
Net increase (decrease) in net assets from operations	400,650	2,110,521	3,923
Contract owner transactions:
Variable annuity deposits	29,212	313,499	3,801
Terminations, withdrawals and annuity payments	(104,139)	(899,628)	(24,306)
Transfers between subaccounts, net	(14,921)	(39,392)	(1,406)
Maintenance charges and mortality adjustments	(4,226)	(24,447)	(1,199)
Increase (decrease) in net assets from contract transactions	(94,074)	(649,968)	(23,110)
Total increase (decrease) in net assets	306,576	1,460,553	(19,187)
Net assets as of December 31, 2019	$1,472,193	$10,516,991	$37,826

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco Equity and Income	Invesco Gold & Precious Metals	Invesco Mid Cap Core Equity
Net assets as of December 31, 2017	$9,618,838	$77,078	$2,115,167
Investment income (loss):
Dividend distributions	177,301	-	1,345
Investment Expenses:
Mortality and expense risk and administrative charges	(84,696)	(693)	(17,631)
Net investment income (loss)	92,605	(693)	(16,286)
Increase (decrease) in net assets from operations:
Capital gain distributions	471,942	-	122,065
Realized capital gain (loss) on investments	134,942	(1,763)	(68,233)
Change in unrealized appreciation (depreciation)	(1,619,100)	(12,876)	(236,449)
Net gain (loss) on investments	(1,012,216)	(14,639)	(182,617)
Net increase (decrease) in net assets from operations	(919,611)	(15,332)	(198,903)
Contract owner transactions:
Variable annuity deposits	305,851	3,020	77,425
Terminations, withdrawals and annuity payments	(747,372)	(240)	(316,803)
Transfers between subaccounts, net	(526,508)	41,470	(486,035)
Maintenance charges and mortality adjustments	(29,589)	(241)	(5,740)
Increase (decrease) in net assets from contract transactions	(997,618)	44,009	(731,153)
Total increase (decrease) in net assets	(1,917,229)	28,677	(930,056)
Net assets as of December 31, 2018	$7,701,609	$105,755	$1,185,111
Investment income (loss):
Dividend distributions	157,751	-	3,704
Investment Expenses:
Mortality and expense risk and administrative charges	(76,173)	(1,075)	(11,852)
Net investment income (loss)	81,578	(1,075)	(8,148)
Increase (decrease) in net assets from operations:
Capital gain distributions	363,428	-	236,095
Realized capital gain (loss) on investments	26,991	(1,876)	(27,091)
Change in unrealized appreciation (depreciation)	957,047	38,705	79,506
Net gain (loss) on investments	1,347,466	36,829	288,510
Net increase (decrease) in net assets from operations	1,429,044	35,754	280,362
Contract owner transactions:
Variable annuity deposits	274,053	2,848	30,392
Terminations, withdrawals and annuity payments	(682,928)	(4,764)	(128,557)
Transfers between subaccounts, net	68	(1,934)	8,903
Maintenance charges and mortality adjustments	(27,179)	(549)	(3,791)
Increase (decrease) in net assets from contract transactions	(435,986)	(4,399)	(93,053)
Total increase (decrease) in net assets	993,058	31,355	187,309
Net assets as of December 31, 2019	$8,694,667	$137,110	$1,372,420

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco Mid Cap Growth	Invesco Oppenheimer Developing Markets Fund_(c)	Invesco Oppenheimer Discovery Fund_(c)
Net assets as of December 31, 2017	$732,158	$299,767	$154,772
Investment income (loss):
Dividend distributions	-	670	-
Investment Expenses:
Mortality and expense risk and administrative charges	(7,091)	(2,553)	(1,839)
Net investment income (loss)	(7,091)	(1,883)	(1,839)
Increase (decrease) in net assets from operations:
Capital gain distributions	84,117	-	31,398
Realized capital gain (loss) on investments	14,283	9,086	5,262
Change in unrealized appreciation (depreciation)	(142,360)	(43,842)	(56,725)
Net gain (loss) on investments	(43,960)	(34,756)	(20,065)
Net increase (decrease) in net assets from operations	(51,051)	(36,639)	(21,904)
Contract owner transactions:
Variable annuity deposits	15,811	19,580	2,269
Terminations, withdrawals and annuity payments	(54,182)	(39,929)	(47,938)
Transfers between subaccounts, net	46,082	(4,742)	109,159
Maintenance charges and mortality adjustments	(2,425)	(2,208)	(1,665)
Increase (decrease) in net assets from contract transactions	5,286	(27,299)	61,825
Total increase (decrease) in net assets	(45,765)	(63,938)	39,921
Net assets as of December 31, 2018	$686,393	$235,829	$194,693
Investment income (loss):
Dividend distributions	-	709	-
Investment Expenses:
Mortality and expense risk and administrative charges	(6,835)	(2,434)	(1,471)
Net investment income (loss)	(6,835)	(1,725)	(1,471)
Increase (decrease) in net assets from operations:
Capital gain distributions	146,945	5,744	8,731
Realized capital gain (loss) on investments	10,777	3,501	(6,974)
Change in unrealized appreciation (depreciation)	61,283	47,032	54,295
Net gain (loss) on investments	219,005	56,277	56,052
Net increase (decrease) in net assets from operations	212,170	54,552	54,581
Contract owner transactions:
Variable annuity deposits	11,694	15,349	5,767
Terminations, withdrawals and annuity payments	(89,114)	(6,709)	(58,680)
Transfers between subaccounts, net	(49,010)	14,202	(50,709)
Maintenance charges and mortality adjustments	(2,686)	(1,423)	(907)
Increase (decrease) in net assets from contract transactions	(129,116)	21,419	(104,529)
Total increase (decrease) in net assets	83,054	75,971	(49,948)
Net assets as of December 31, 2019	$769,447	$311,800	$144,745

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco Oppenheimer Global Fund_(c)	Invesco Oppenheimer V.I. Global Fund_(c)	Invesco Oppenheimer V.I. Global Strategic Income Fund_(c)
Net assets as of December 31, 2017	$497,184	$4,640,772	$42,496
Investment income (loss):
Dividend distributions	2,126	32,231	1,440
Investment Expenses:
Mortality and expense risk and administrative charges	(4,288)	(34,721)	(216)
Net investment income (loss)	(2,162)	(2,490)	1,224
Increase (decrease) in net assets from operations:
Capital gain distributions	48,100	300,616	-
Realized capital gain (loss) on investments	17,110	160,685	69
Change in unrealized appreciation (depreciation)	(131,391)	(1,010,918)	(3,099)
Net gain (loss) on investments	(66,181)	(549,617)	(3,030)
Net increase (decrease) in net assets from operations	(68,343)	(552,107)	(1,806)
Contract owner transactions:
Variable annuity deposits	18,662	419,328	20
Terminations, withdrawals and annuity payments	(78,089)	(306,829)	(10,908)
Transfers between subaccounts, net	63,926	(687,223)	259
Maintenance charges and mortality adjustments	(2,917)	(11,022)	-
Increase (decrease) in net assets from contract transactions	1,582	(585,746)	(10,629)
Total increase (decrease) in net assets	(66,761)	(1,137,853)	(12,435)
Net assets as of December 31, 2018	$430,423	$3,502,919	$30,061
Investment income (loss):
Dividend distributions	2,644	25,934	1,059
Investment Expenses:
Mortality and expense risk and administrative charges	(4,654)	(34,713)	(175)
Net investment income (loss)	(2,010)	(8,779)	884
Increase (decrease) in net assets from operations:
Capital gain distributions	4,100	585,690	-
Realized capital gain (loss) on investments	10,968	(26,539)	(732)
Change in unrealized appreciation (depreciation)	119,163	593,821	2,422
Net gain (loss) on investments	134,231	1,152,972	1,690
Net increase (decrease) in net assets from operations	132,221	1,144,193	2,574
Contract owner transactions:
Variable annuity deposits	26,783	198,205	-
Terminations, withdrawals and annuity payments	(9,577)	(259,094)	(1,663)
Transfers between subaccounts, net	(86,696)	191,644	616
Maintenance charges and mortality adjustments	(1,842)	(12,042)	-
Increase (decrease) in net assets from contract transactions	(71,332)	118,713	(1,047)
Total increase (decrease) in net assets	60,889	1,262,906	1,527
Net assets as of December 31, 2019	$491,312	$4,765,825	$31,588

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco Oppenheimer V.I. International Growth Fund_(c)	Invesco Oppenheimer V.I. Main Street Small Cap Fund_(c)	Invesco Oppenheimer V.I. Total Return Bond Fund_(c)
Net assets as of December 31, 2017	$1,161,154	$15,477,335	$29,398,795
Investment income (loss):
Dividend distributions	4,039	8,859	834,829
Investment Expenses:
Mortality and expense risk and administrative charges	(3,786)	(141,032)	(246,461)
Net investment income (loss)	253	(132,173)	588,368
Increase (decrease) in net assets from operations:
Capital gain distributions	12,803	1,933,547	-
Realized capital gain (loss) on investments	23,219	160,513	(266,416)
Change in unrealized appreciation (depreciation)	(193,777)	(3,491,650)	(947,961)
Net gain (loss) on investments	(157,755)	(1,397,590)	(1,214,377)
Net increase (decrease) in net assets from operations	(157,502)	(1,529,763)	(626,009)
Contract owner transactions:
Variable annuity deposits	9,355	244,582	302,044
Terminations, withdrawals and annuity payments	(487,943)	(1,993,270)	(4,118,696)
Transfers between subaccounts, net	88,720	(35,956)	3,237,389
Maintenance charges and mortality adjustments	-	(81,901)	(111,240)
Increase (decrease) in net assets from contract transactions	(389,868)	(1,866,545)	(690,503)
Total increase (decrease) in net assets	(547,370)	(3,396,308)	(1,316,512)
Net assets as of December 31, 2018	$613,784	$12,081,027	$28,082,283
Investment income (loss):
Dividend distributions	5,154	-	1,002,961
Investment Expenses:
Mortality and expense risk and administrative charges	(3,475)	(128,138)	(268,546)
Net investment income (loss)	1,679	(128,138)	734,415
Increase (decrease) in net assets from operations:
Capital gain distributions	35,635	1,300,588	-
Realized capital gain (loss) on investments	(1,514)	(227,748)	73,941
Change in unrealized appreciation (depreciation)	141,408	2,035,505	1,656,941
Net gain (loss) on investments	175,529	3,108,345	1,730,882
Net increase (decrease) in net assets from operations	177,208	2,980,207	2,465,297
Contract owner transactions:
Variable annuity deposits	-	256,793	977,262
Terminations, withdrawals and annuity payments	(10,189)	(1,765,590)	(4,385,948)
Transfers between subaccounts, net	40,098	809,610	(1,893,036)
Maintenance charges and mortality adjustments	-	(74,348)	(120,529)
Increase (decrease) in net assets from contract transactions	29,909	(773,535)	(5,422,251)
Total increase (decrease) in net assets	207,117	2,206,672	(2,956,954)
Net assets as of December 31, 2019	$820,901	$14,287,699	$25,125,329

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco Small Cap Growth_(e)	Invesco Technology	Invesco V.I. American Franchise Series I
Net assets as of December 31, 2017	$2,790,062	$917,807	$1,652,178
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(25,237)	(9,486)	(22,493)
Net investment income (loss)	(25,237)	(9,486)	(22,493)
Increase (decrease) in net assets from operations:
Capital gain distributions	196,673	74,273	91,344
Realized capital gain (loss) on investments	122,594	45,529	79,113
Change in unrealized appreciation (depreciation)	(502,045)	(123,674)	(200,233)
Net gain (loss) on investments	(182,778)	(3,872)	(29,776)
Net increase (decrease) in net assets from operations	(208,015)	(13,358)	(52,269)
Contract owner transactions:
Variable annuity deposits	1,614	29,647	23,081
Terminations, withdrawals and annuity payments	(340,016)	(108,027)	(139,446)
Transfers between subaccounts, net	(36,168)	79,590	(193,368)
Maintenance charges and mortality adjustments	(7,065)	(3,700)	(11,055)
Increase (decrease) in net assets from contract transactions	(381,635)	(2,490)	(320,788)
Total increase (decrease) in net assets	(589,650)	(15,848)	(373,057)
Net assets as of December 31, 2018	$2,200,412	$901,959	$1,279,121
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(22,091)	(9,605)	(21,804)
Net investment income (loss)	(22,091)	(9,605)	(21,804)
Increase (decrease) in net assets from operations:
Capital gain distributions	201,179	102,671	218,347
Realized capital gain (loss) on investments	53,969	13,997	65,059
Change in unrealized appreciation (depreciation)	262,675	198,166	164,381
Net gain (loss) on investments	517,823	314,834	447,787
Net increase (decrease) in net assets from operations	495,732	305,229	425,983
Contract owner transactions:
Variable annuity deposits	3,630	25,612	-
Terminations, withdrawals and annuity payments	(142,970)	(24,317)	(583,154)
Transfers between subaccounts, net	(109,401)	(22,046)	318,433
Maintenance charges and mortality adjustments	(5,909)	(2,805)	(10,559)
Increase (decrease) in net assets from contract transactions	(254,650)	(23,556)	(275,280)
Total increase (decrease) in net assets	241,082	281,673	150,703
Net assets as of December 31, 2019	$2,441,494	$1,183,632	$1,429,824

(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco V.I. American Franchise Series II	Invesco V.I. American Value	Invesco V.I. Balanced-Risk Allocation
Net assets as of December 31, 2017	$-	$927,212	$41,817
Investment income (loss):
Dividend distributions	-	820	272
Investment Expenses:
Mortality and expense risk and administrative charges	(9)	(6,683)	(260)
Net investment income (loss)	(9)	(5,863)	12
Increase (decrease) in net assets from operations:
Capital gain distributions	-	59,126	1,882
Realized capital gain (loss) on investments	-	(29,831)	478
Change in unrealized appreciation (depreciation)	(1,350)	(99,170)	(3,823)
Net gain (loss) on investments	(1,350)	(69,875)	(1,463)
Net increase (decrease) in net assets from operations	(1,359)	(75,738)	(1,451)
Contract owner transactions:
Variable annuity deposits	11,723	87,104	-
Terminations, withdrawals and annuity payments	-	(534,907)	(139)
Transfers between subaccounts, net	-	7,661	(20,449)
Maintenance charges and mortality adjustments	(6)	(888)	-
Increase (decrease) in net assets from contract transactions	11,717	(441,030)	(20,588)
Total increase (decrease) in net assets	10,358	(516,768)	(22,039)
Net assets as of December 31, 2018	$10,358	$410,444	$19,778
Investment income (loss):
Dividend distributions	-	1,870	-
Investment Expenses:
Mortality and expense risk and administrative charges	(821)	(6,477)	(236)
Net investment income (loss)	(821)	(4,607)	(236)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,184	33,229	-
Realized capital gain (loss) on investments	103	(6,734)	(380)
Change in unrealized appreciation (depreciation)	21,733	70,663	3,486
Net gain (loss) on investments	23,020	97,158	3,106
Net increase (decrease) in net assets from operations	22,199	92,551	2,870
Contract owner transactions:
Variable annuity deposits	155,357	600	1,988
Terminations, withdrawals and annuity payments	(10,590)	(13,033)	(70)
Transfers between subaccounts, net	42,125	(22,774)	12,745
Maintenance charges and mortality adjustments	(87)	(814)	(17)
Increase (decrease) in net assets from contract transactions	186,805	(36,021)	14,646
Total increase (decrease) in net assets	209,004	56,530	17,516
Net assets as of December 31, 2019	$219,362	$466,974	$37,294

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco V.I. Comstock	Invesco V.I. Core Equity	Invesco V.I. Equity and Income
Net assets as of December 31, 2017	$29,332,167	$10,141	$14,050,078
Investment income (loss):
Dividend distributions	363,041	-	210,808
Investment Expenses:
Mortality and expense risk and administrative charges	(210,719)	(47)	(90,145)
Net investment income (loss)	152,322	(47)	120,663
Increase (decrease) in net assets from operations:
Capital gain distributions	2,497,057	684	468,382
Realized capital gain (loss) on investments	1,054,875	(5)	439,553
Change in unrealized appreciation (depreciation)	(6,533,968)	(1,669)	(2,147,460)
Net gain (loss) on investments	(2,982,036)	(990)	(1,239,525)
Net increase (decrease) in net assets from operations	(2,829,714)	(1,037)	(1,118,862)
Contract owner transactions:
Variable annuity deposits	405,172	191	239,181
Terminations, withdrawals and annuity payments	(2,532,233)	-	(1,339,134)
Transfers between subaccounts, net	(7,170,028)	-	(2,891,622)
Maintenance charges and mortality adjustments	(120,108)	-	(48,251)
Increase (decrease) in net assets from contract transactions	(9,417,197)	191	(4,039,826)
Total increase (decrease) in net assets	(12,246,911)	(846)	(5,158,688)
Net assets as of December 31, 2018	$17,085,256	$9,295	$8,891,390
Investment income (loss):
Dividend distributions	331,970	19	216,957
Investment Expenses:
Mortality and expense risk and administrative charges	(150,210)	(48)	(75,818)
Net investment income (loss)	181,760	(29)	141,139
Increase (decrease) in net assets from operations:
Capital gain distributions	2,534,888	1,272	676,230
Realized capital gain (loss) on investments	45,830	(21)	46,721
Change in unrealized appreciation (depreciation)	1,375,844	1,374	766,459
Net gain (loss) on investments	3,956,562	2,625	1,489,410
Net increase (decrease) in net assets from operations	4,138,322	2,596	1,630,549
Contract owner transactions:
Variable annuity deposits	928,983	-	194,770
Terminations, withdrawals and annuity payments	(2,141,283)	(105)	(828,989)
Transfers between subaccounts, net	3,439,586	-	(323,922)
Maintenance charges and mortality adjustments	(91,437)	-	(40,307)
Increase (decrease) in net assets from contract transactions	2,135,849	(105)	(998,448)
Total increase (decrease) in net assets	6,274,171	2,491	632,101
Net assets as of December 31, 2019	$23,359,427	$11,786	$9,523,491

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco V.I. Global Core Equity	Invesco V.I. Global Real Estate Series I	Invesco V.I. Global Real Estate Series II
Net assets as of December 31, 2017	$12,656	$12,848,427	$359,607
Investment income (loss):
Dividend distributions	100	448,184	12,441
Investment Expenses:
Mortality and expense risk and administrative charges	(180)	(98,578)	(1,591)
Net investment income (loss)	(80)	349,606	10,850
Increase (decrease) in net assets from operations:
Capital gain distributions	-	140,156	4,149
Realized capital gain (loss) on investments	23	136,315	(336)
Change in unrealized appreciation (depreciation)	(2,066)	(1,387,754)	(38,614)
Net gain (loss) on investments	(2,043)	(1,111,283)	(34,801)
Net increase (decrease) in net assets from operations	(2,123)	(761,677)	(23,951)
Contract owner transactions:
Variable annuity deposits	-	357,447	7,792
Terminations, withdrawals and annuity payments	-	(2,082,924)	(24,179)
Transfers between subaccounts, net	-	57,136	6,071
Maintenance charges and mortality adjustments	-	(59,537)	-
Increase (decrease) in net assets from contract transactions	-	(1,727,878)	(10,316)
Total increase (decrease) in net assets	(2,123)	(2,489,555)	(34,267)
Net assets as of December 31, 2018	$10,533	$10,358,872	$325,340
Investment income (loss):
Dividend distributions	306	485,473	13,366
Investment Expenses:
Mortality and expense risk and administrative charges	(223)	(92,481)	(2,625)
Net investment income (loss)	83	392,992	10,741
Increase (decrease) in net assets from operations:
Capital gain distributions	1,906	12,413	458
Realized capital gain (loss) on investments	9	167,729	7,723
Change in unrealized appreciation (depreciation)	1,613	1,589,110	58,268
Net gain (loss) on investments	3,528	1,769,252	66,449
Net increase (decrease) in net assets from operations	3,611	2,162,244	77,190
Contract owner transactions:
Variable annuity deposits	14,640	251,878	-
Terminations, withdrawals and annuity payments	(43)	(1,651,206)	(142,040)
Transfers between subaccounts, net	-	(146,118)	100,970
Maintenance charges and mortality adjustments	-	(56,351)	(101)
Increase (decrease) in net assets from contract transactions	14,597	(1,601,797)	(41,171)
Total increase (decrease) in net assets	18,208	560,447	36,019
Net assets as of December 31, 2019	$28,741	$10,919,319	$361,359

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco V.I. Government Money Market	Invesco V.I. Government Securities	Invesco V.I. Growth and Income
Net assets as of December 31, 2017	$33,395,087	$18,224,442	$404,140
Investment income (loss):
Dividend distributions	492,907	276,713	366
Investment Expenses:
Mortality and expense risk and administrative charges	(302,899)	(117,134)	(1,524)
Net investment income (loss)	190,008	159,579	(1,158)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	1,925
Realized capital gain (loss) on investments	-	(419,271)	8,632
Change in unrealized appreciation (depreciation)	-	91,178	(17,222)
Net gain (loss) on investments	-	(328,093)	(6,665)
Net increase (decrease) in net assets from operations	190,008	(168,514)	(7,823)
Contract owner transactions:
Variable annuity deposits	7,165,109	226,067	-
Terminations, withdrawals and annuity payments	(6,940,445)	(2,230,502)	(34,266)
Transfers between subaccounts, net	12,895,397	(3,142,291)	(343,954)
Maintenance charges and mortality adjustments	(187,228)	(95,462)	(458)
Increase (decrease) in net assets from contract transactions	12,932,833	(5,242,188)	(378,678)
Total increase (decrease) in net assets	13,122,841	(5,410,702)	(386,501)
Net assets as of December 31, 2018	$46,517,928	$12,813,740	$17,639
Investment income (loss):
Dividend distributions	558,432	294,693	317
Investment Expenses:
Mortality and expense risk and administrative charges	(270,705)	(115,083)	(211)
Net investment income (loss)	287,727	179,610	106
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	2,244
Realized capital gain (loss) on investments	-	14,547	(56)
Change in unrealized appreciation (depreciation)	-	474,672	1,847
Net gain (loss) on investments	-	489,219	4,035
Net increase (decrease) in net assets from operations	287,727	668,829	4,141
Contract owner transactions:
Variable annuity deposits	4,571,414	263,331	-
Terminations, withdrawals and annuity payments	(7,987,764)	(1,500,377)	(109)
Transfers between subaccounts, net	(16,037,173)	(607,357)	-
Maintenance charges and mortality adjustments	(155,707)	(77,035)	-
Increase (decrease) in net assets from contract transactions	(19,609,230)	(1,921,438)	(109)
Total increase (decrease) in net assets	(19,321,503)	(1,252,609)	4,032
Net assets as of December 31, 2019	$27,196,425	$11,561,131	$21,671

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco V.I. Health Care Series I	Invesco V.I. Health Care Series II	Invesco V.I. High Yield
Net assets as of December 31, 2017	$8,213,980	$42,652	$1,241,098
Investment income (loss):
Dividend distributions	-	-	6,190
Investment Expenses:
Mortality and expense risk and administrative charges	(70,019)	(694)	(1,445)
Net investment income (loss)	(70,019)	(694)	4,745
Increase (decrease) in net assets from operations:
Capital gain distributions	994,169	6,273	-
Realized capital gain (loss) on investments	5,127	(1,597)	7,321
Change in unrealized appreciation (depreciation)	(1,240,087)	(12,876)	(16,615)
Net gain (loss) on investments	(240,791)	(8,200)	(9,294)
Net increase (decrease) in net assets from operations	(310,810)	(8,894)	(4,549)
Contract owner transactions:
Variable annuity deposits	131,849	198	59,037
Terminations, withdrawals and annuity payments	(1,099,607)	(15,955)	(1,223,320)
Transfers between subaccounts, net	2,464,258	157,572	4,696
Maintenance charges and mortality adjustments	(41,432)	(121)	-
Increase (decrease) in net assets from contract transactions	1,455,068	141,694	(1,159,587)
Total increase (decrease) in net assets	1,144,258	132,800	(1,164,136)
Net assets as of December 31, 2018	$9,358,238	$175,452	$76,962
Investment income (loss):
Dividend distributions	4,381	-	1,409
Investment Expenses:
Mortality and expense risk and administrative charges	(69,634)	(2,015)	(194)
Net investment income (loss)	(65,253)	(2,015)	1,215
Increase (decrease) in net assets from operations:
Capital gain distributions	243,482	5,532	-
Realized capital gain (loss) on investments	(641,838)	(385)	(1,504)
Change in unrealized appreciation (depreciation)	2,335,611	58,042	5,880
Net gain (loss) on investments	1,937,255	63,189	4,376
Net increase (decrease) in net assets from operations	1,872,002	61,174	5,591
Contract owner transactions:
Variable annuity deposits	151,340	-	-
Terminations, withdrawals and annuity payments	(1,116,082)	(4,474)	(1,078)
Transfers between subaccounts, net	(1,582,505)	140,747	(41,142)
Maintenance charges and mortality adjustments	(41,775)	(319)	-
Increase (decrease) in net assets from contract transactions	(2,589,022)	135,954	(42,220)
Total increase (decrease) in net assets	(717,020)	197,128	(36,629)
Net assets as of December 31, 2019	$8,641,218	$372,580	$40,333

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco V.I. International Growth	Invesco V.I. Managed Volatility	Invesco V.I. Mid Cap Core Equity
Net assets as of December 31, 2017	$52,167,328	$144,345	$8,535,324
Investment income (loss):
Dividend distributions	765,893	2,346	8,089
Investment Expenses:
Mortality and expense risk and administrative charges	(412,717)	(774)	(77,581)
Net investment income (loss)	353,176	1,572	(69,492)
Increase (decrease) in net assets from operations:
Capital gain distributions	300,421	5,625	1,036,144
Realized capital gain (loss) on investments	1,378,910	(356)	76,895
Change in unrealized appreciation (depreciation)	(9,318,962)	(27,941)	(1,921,381)
Net gain (loss) on investments	(7,639,631)	(22,672)	(808,342)
Net increase (decrease) in net assets from operations	(7,286,455)	(21,100)	(877,834)
Contract owner transactions:
Variable annuity deposits	429,111	68	61,698
Terminations, withdrawals and annuity payments	(5,607,586)	(4,376)	(1,160,126)
Transfers between subaccounts, net	(7,526,428)	49,613	(638,831)
Maintenance charges and mortality adjustments	(212,425)	(419)	(33,663)
Increase (decrease) in net assets from contract transactions	(12,917,328)	44,886	(1,770,922)
Total increase (decrease) in net assets	(20,203,783)	23,786	(2,648,756)
Net assets as of December 31, 2018	$31,963,545	$168,131	$5,886,568
Investment income (loss):
Dividend distributions	414,515	2,080	21,155
Investment Expenses:
Mortality and expense risk and administrative charges	(317,627)	(852)	(84,138)
Net investment income (loss)	96,888	1,228	(62,983)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,083,432	7,212	1,085,389
Realized capital gain (loss) on investments	1,142,411	(621)	(70,882)
Change in unrealized appreciation (depreciation)	5,084,653	22,203	803,492
Net gain (loss) on investments	8,310,496	28,794	1,817,999
Net increase (decrease) in net assets from operations	8,407,384	30,022	1,755,016
Contract owner transactions:
Variable annuity deposits	739,348	12,395	229,782
Terminations, withdrawals and annuity payments	(4,378,887)	(2,165)	(1,154,808)
Transfers between subaccounts, net	(3,299,968)	(239)	3,832,729
Maintenance charges and mortality adjustments	(174,411)	(441)	(38,490)
Increase (decrease) in net assets from contract transactions	(7,113,918)	9,550	2,869,213
Total increase (decrease) in net assets	1,293,466	39,572	4,624,229
Net assets as of December 31, 2019	$33,257,011	$207,703	$10,510,797

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco V.I. Mid Cap Growth	Invesco V.I. S&P 500 Index	Invesco V.I. Small Cap Equity
Net assets as of December 31, 2017	$3,438,426	$1,018,438	$44,306
Investment income (loss):
Dividend distributions	-	6,394	-
Investment Expenses:
Mortality and expense risk and administrative charges	(29,447)	(3,611)	(105)
Net investment income (loss)	(29,447)	2,783	(105)
Increase (decrease) in net assets from operations:
Capital gain distributions	412,836	38,075	1,204
Realized capital gain (loss) on investments	(113,544)	11,626	3,850
Change in unrealized appreciation (depreciation)	(709,839)	(81,965)	(5,929)
Net gain (loss) on investments	(410,547)	(32,264)	(875)
Net increase (decrease) in net assets from operations	(439,994)	(29,481)	(980)
Contract owner transactions:
Variable annuity deposits	417,509	8,588	-
Terminations, withdrawals and annuity payments	(486,569)	(173,117)	(717)
Transfers between subaccounts, net	235,199	(439,504)	(28,379)
Maintenance charges and mortality adjustments	(16,144)	-	-
Increase (decrease) in net assets from contract transactions	149,995	(604,033)	(29,096)
Total increase (decrease) in net assets	(289,999)	(633,514)	(30,076)
Net assets as of December 31, 2018	$3,148,427	$384,924	$14,230
Investment income (loss):
Dividend distributions	-	4,210	-
Investment Expenses:
Mortality and expense risk and administrative charges	(30,611)	(2,110)	(79)
Net investment income (loss)	(30,611)	2,100	(79)
Increase (decrease) in net assets from operations:
Capital gain distributions	619,808	35,341	2,284
Realized capital gain (loss) on investments	(12,005)	(4,657)	(75)
Change in unrealized appreciation (depreciation)	466,963	60,481	1,779
Net gain (loss) on investments	1,074,766	91,165	3,988
Net increase (decrease) in net assets from operations	1,044,155	93,265	3,909
Contract owner transactions:
Variable annuity deposits	526,342	54,919	-
Terminations, withdrawals and annuity payments	(466,331)	(135,447)	(97)
Transfers between subaccounts, net	228,515	8,522	1,125
Maintenance charges and mortality adjustments	(18,111)	-	-
Increase (decrease) in net assets from contract transactions	270,415	(72,006)	1,028
Total increase (decrease) in net assets	1,314,570	21,259	4,937
Net assets as of December 31, 2019	$4,462,997	$406,183	$19,167

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Invesco V.I. Value Opportunities	Invesco Value Opportunities	Ivy Asset Strategy
Net assets as of December 31, 2017	$3,706,449	$2,515,482	$268,099
Investment income (loss):
Dividend distributions	-	-	3,515
Investment Expenses:
Mortality and expense risk and administrative charges	(29,334)	(21,585)	(2,315)
Net investment income (loss)	(29,334)	(21,585)	1,200
Increase (decrease) in net assets from operations:
Capital gain distributions	359,276	250,753	33,672
Realized capital gain (loss) on investments	(64,419)	61,748	(7,760)
Change in unrealized appreciation (depreciation)	(960,934)	(771,310)	(41,662)
Net gain (loss) on investments	(666,077)	(458,809)	(15,750)
Net increase (decrease) in net assets from operations	(695,411)	(480,394)	(14,550)
Contract owner transactions:
Variable annuity deposits	84,524	56,622	13,954
Terminations, withdrawals and annuity payments	(622,020)	(235,191)	(46,860)
Transfers between subaccounts, net	39,633	13,898	(1,885)
Maintenance charges and mortality adjustments	(14,924)	(5,638)	(484)
Increase (decrease) in net assets from contract transactions	(512,787)	(170,309)	(35,275)
Total increase (decrease) in net assets	(1,208,198)	(650,703)	(49,825)
Net assets as of December 31, 2018	$2,498,251	$1,864,779	$218,274
Investment income (loss):
Dividend distributions	-	-	5,083
Investment Expenses:
Mortality and expense risk and administrative charges	(23,329)	(18,849)	(2,206)
Net investment income (loss)	(23,329)	(18,849)	2,877
Increase (decrease) in net assets from operations:
Capital gain distributions	582,657	41,852	9,211
Realized capital gain (loss) on investments	(95,178)	19,232	(3,253)
Change in unrealized appreciation (depreciation)	236,207	473,393	36,008
Net gain (loss) on investments	723,686	534,477	41,966
Net increase (decrease) in net assets from operations	700,357	515,628	44,843
Contract owner transactions:
Variable annuity deposits	120,745	39,305	13,578
Terminations, withdrawals and annuity payments	(338,412)	(160,466)	(14,163)
Transfers between subaccounts, net	(87,868)	(72,417)	(1,177)
Maintenance charges and mortality adjustments	(12,539)	(4,812)	(508)
Increase (decrease) in net assets from contract transactions	(318,074)	(198,390)	(2,270)
Total increase (decrease) in net assets	382,283	317,238	42,573
Net assets as of December 31, 2019	$2,880,534	$2,182,017	$260,847

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Ivy VIP Asset Strategy	Ivy VIP Balanced	Ivy VIP Core Equity
Net assets as of December 31, 2017	$376,267	$65,751	$97,567
Investment income (loss):
Dividend distributions	9,649	1,044	476
Investment Expenses:
Mortality and expense risk and administrative charges	(5,027)	(303)	(471)
Net investment income (loss)	4,622	741	5
Increase (decrease) in net assets from operations:
Capital gain distributions	21,012	1,029	7,914
Realized capital gain (loss) on investments	(5,115)	(32)	(36)
Change in unrealized appreciation (depreciation)	(56,752)	(4,156)	(12,868)
Net gain (loss) on investments	(40,855)	(3,159)	(4,990)
Net increase (decrease) in net assets from operations	(36,233)	(2,418)	(4,985)
Contract owner transactions:
Variable annuity deposits	86,731	-	1,876
Terminations, withdrawals and annuity payments	(30,547)	-	(30)
Transfers between subaccounts, net	76,539	-	-
Maintenance charges and mortality adjustments	(1,373)	-	-
Increase (decrease) in net assets from contract transactions	131,350	-	1,846
Total increase (decrease) in net assets	95,117	(2,418)	(3,139)
Net assets as of December 31, 2018	$471,384	$63,333	$94,428
Investment income (loss):
Dividend distributions	13,681	1,224	621
Investment Expenses:
Mortality and expense risk and administrative charges	(5,431)	(320)	(494)
Net investment income (loss)	8,250	904	127
Increase (decrease) in net assets from operations:
Capital gain distributions	25,945	5,513	10,942
Realized capital gain (loss) on investments	(1,590)	(34)	(169)
Change in unrealized appreciation (depreciation)	73,762	7,261	17,750
Net gain (loss) on investments	98,117	12,740	28,523
Net increase (decrease) in net assets from operations	106,367	13,644	28,650
Contract owner transactions:
Variable annuity deposits	146,978	-	-
Terminations, withdrawals and annuity payments	(37,930)	-	(1,013)
Transfers between subaccounts, net	(7,490)	-	-
Maintenance charges and mortality adjustments	(1,534)	-	-
Increase (decrease) in net assets from contract transactions	100,024	-	(1,013)
Total increase (decrease) in net assets	206,391	13,644	27,637
Net assets as of December 31, 2019	$677,775	$76,977	$122,065

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Ivy VIP Energy	Ivy VIP Global Bond	Ivy VIP Global Equity Income
Net assets as of December 31, 2017	$185,566	$125,864	$31,426
Investment income (loss):
Dividend distributions	-	3,572	501
Investment Expenses:
Mortality and expense risk and administrative charges	(1,483)	(568)	(139)
Net investment income (loss)	(1,483)	3,004	362
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	2,354
Realized capital gain (loss) on investments	(13,977)	(1,541)	(3)
Change in unrealized appreciation (depreciation)	(84,873)	(2,181)	(6,508)
Net gain (loss) on investments	(98,850)	(3,722)	(4,157)
Net increase (decrease) in net assets from operations	(100,333)	(718)	(3,795)
Contract owner transactions:
Variable annuity deposits	6,548	-	-
Terminations, withdrawals and annuity payments	(31,919)	(940)	-
Transfers between subaccounts, net	106,076	5,526	-
Maintenance charges and mortality adjustments	(39)	-	-
Increase (decrease) in net assets from contract transactions	80,666	4,586	-
Total increase (decrease) in net assets	(19,667)	3,868	(3,795)
Net assets as of December 31, 2018	$165,899	$129,732	$27,631
Investment income (loss):
Dividend distributions	-	5,285	865
Investment Expenses:
Mortality and expense risk and administrative charges	(1,090)	(680)	(138)
Net investment income (loss)	(1,090)	4,605	727
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	7,954
Realized capital gain (loss) on investments	(25,135)	16	(30)
Change in unrealized appreciation (depreciation)	32,276	7,085	(2,408)
Net gain (loss) on investments	7,141	7,101	5,516
Net increase (decrease) in net assets from operations	6,051	11,706	6,243
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(18,749)	(3,023)	-
Transfers between subaccounts, net	(33,404)	(21,790)	-
Maintenance charges and mortality adjustments	(45)	-	-
Increase (decrease) in net assets from contract transactions	(52,198)	(24,813)	-
Total increase (decrease) in net assets	(46,147)	(13,107)	6,243
Net assets as of December 31, 2019	$119,752	$116,625	$33,874

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Ivy VIP Global Growth	Ivy VIP Growth	Ivy VIP High Income
Net assets as of December 31, 2017	$1,505	$316,223	$596,955
Investment income (loss):
Dividend distributions	7	94	39,268
Investment Expenses:
Mortality and expense risk and administrative charges	(271)	(1,261)	(7,234)
Net investment income (loss)	(264)	(1,167)	32,034
Increase (decrease) in net assets from operations:
Capital gain distributions	94	32,040	-
Realized capital gain (loss) on investments	(26)	9,874	(16,418)
Change in unrealized appreciation (depreciation)	(36,099)	(25,244)	(38,429)
Net gain (loss) on investments	(36,031)	16,670	(54,847)
Net increase (decrease) in net assets from operations	(36,295)	15,503	(22,813)
Contract owner transactions:
Variable annuity deposits	-	299	224,421
Terminations, withdrawals and annuity payments	-	(52,315)	(37,961)
Transfers between subaccounts, net	239,724	(66,956)	(179,417)
Maintenance charges and mortality adjustments	-	(377)	(30)
Increase (decrease) in net assets from contract transactions	239,724	(119,349)	7,013
Total increase (decrease) in net assets	203,429	(103,846)	(15,800)
Net assets as of December 31, 2018	$204,934	$212,377	$581,155
Investment income (loss):
Dividend distributions	1,511	-	38,748
Investment Expenses:
Mortality and expense risk and administrative charges	(2,148)	(1,166)	(8,785)
Net investment income (loss)	(637)	(1,166)	29,963
Increase (decrease) in net assets from operations:
Capital gain distributions	153,575	65,529	-
Realized capital gain (loss) on investments	(377)	(5,675)	(2,140)
Change in unrealized appreciation (depreciation)	(51,898)	13,878	28,724
Net gain (loss) on investments	101,300	73,732	26,584
Net increase (decrease) in net assets from operations	100,663	72,566	56,547
Contract owner transactions:
Variable annuity deposits	-	-	58,948
Terminations, withdrawals and annuity payments	-	(949)	(16,889)
Transfers between subaccounts, net	382,312	(55,777)	(51,496)
Maintenance charges and mortality adjustments	-	(375)	(7)
Increase (decrease) in net assets from contract transactions	382,312	(57,101)	(9,444)
Total increase (decrease) in net assets	482,975	15,465	47,103
Net assets as of December 31, 2019	$687,909	$227,842	$628,258

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Ivy VIP International Core Equity	Ivy VIP Mid Cap Growth	Ivy VIP Natural Resources
Net assets as of December 31, 2017	$662,582	$119,575	$-
Investment income (loss):
Dividend distributions	9,932	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,858)	(1,045)	(23)
Net investment income (loss)	6,074	(1,045)	(23)
Increase (decrease) in net assets from operations:
Capital gain distributions	17,368	10,857	-
Realized capital gain (loss) on investments	649	16,912	(2,012)
Change in unrealized appreciation (depreciation)	(143,405)	(17,464)	-
Net gain (loss) on investments	(125,388)	10,305	(2,012)
Net increase (decrease) in net assets from operations	(119,314)	9,260	(2,035)
Contract owner transactions:
Variable annuity deposits	10,105	27,679	-
Terminations, withdrawals and annuity payments	(2,128)	(418)	-
Transfers between subaccounts, net	(38,793)	(86,688)	2,035
Maintenance charges and mortality adjustments	(384)	-	-
Increase (decrease) in net assets from contract transactions	(31,200)	(59,427)	2,035
Total increase (decrease) in net assets	(150,514)	(50,167)	-
Net assets as of December 31, 2018	$512,068	$69,408	$-
Investment income (loss):
Dividend distributions	8,374	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(3,338)	(844)	-
Net investment income (loss)	5,036	(844)	-
Increase (decrease) in net assets from operations:
Capital gain distributions	43,962	32,178	-
Realized capital gain (loss) on investments	(9,677)	(9,289)	-
Change in unrealized appreciation (depreciation)	46,959	8,063	-
Net gain (loss) on investments	81,244	30,952	-
Net increase (decrease) in net assets from operations	86,280	30,108	-
Contract owner transactions:
Variable annuity deposits	-	69	-
Terminations, withdrawals and annuity payments	(33,902)	(148,743)	-
Transfers between subaccounts, net	(28,072)	107,804	-
Maintenance charges and mortality adjustments	(396)	-	-
Increase (decrease) in net assets from contract transactions	(62,370)	(40,870)	-
Total increase (decrease) in net assets	23,910	(10,762)	-
Net assets as of December 31, 2019	$535,978	$58,646	$-

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Ivy VIP Science and Technology	Ivy VIP Securian Real Estate Securities	Ivy VIP Small Cap Core
Net assets as of December 31, 2017	$193,358	$101,724	$289,803
Investment income (loss):
Dividend distributions	-	1,515	450
Investment Expenses:
Mortality and expense risk and administrative charges	(3,467)	(1,042)	(2,402)
Net investment income (loss)	(3,467)	473	(1,952)
Increase (decrease) in net assets from operations:
Capital gain distributions	41,336	6,479	71,352
Realized capital gain (loss) on investments	14,791	(13,032)	(13,539)
Change in unrealized appreciation (depreciation)	(74,964)	2,205	(83,033)
Net gain (loss) on investments	(18,837)	(4,348)	(25,220)
Net increase (decrease) in net assets from operations	(22,304)	(3,875)	(27,172)
Contract owner transactions:
Variable annuity deposits	116,323	1	10,636
Terminations, withdrawals and annuity payments	(3,973)	(874)	(41,408)
Transfers between subaccounts, net	(8,726)	(48,483)	37,094
Maintenance charges and mortality adjustments	(35)	-	(338)
Increase (decrease) in net assets from contract transactions	103,589	(49,356)	5,984
Total increase (decrease) in net assets	81,285	(53,231)	(21,188)
Net assets as of December 31, 2018	$274,643	$48,493	$268,615
Investment income (loss):
Dividend distributions	-	879	-
Investment Expenses:
Mortality and expense risk and administrative charges	(4,377)	(700)	(1,707)
Net investment income (loss)	(4,377)	179	(1,707)
Increase (decrease) in net assets from operations:
Capital gain distributions	33,579	246	57,086
Realized capital gain (loss) on investments	(1,511)	(151)	(6,301)
Change in unrealized appreciation (depreciation)	90,532	10,781	13,001
Net gain (loss) on investments	122,600	10,876	63,786
Net increase (decrease) in net assets from operations	118,223	11,055	62,079
Contract owner transactions:
Variable annuity deposits	14,005	2	-
Terminations, withdrawals and annuity payments	(13,737)	(705)	(924)
Transfers between subaccounts, net	(249)	(100)	(26,702)
Maintenance charges and mortality adjustments	(16)	-	(269)
Increase (decrease) in net assets from contract transactions	3	(803)	(27,895)
Total increase (decrease) in net assets	118,226	10,252	34,184
Net assets as of December 31, 2019	$392,869	$58,745	$302,799

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Ivy VIP Small Cap Growth	Ivy VIP Value	Janus Henderson Mid Cap Value
Net assets as of December 31, 2017	$176,767	$235,371	$239,123
Investment income (loss):
Dividend distributions	730	4,379	631
Investment Expenses:
Mortality and expense risk and administrative charges	(1,543)	(1,112)	(1,917)
Net investment income (loss)	(813)	3,267	(1,286)
Increase (decrease) in net assets from operations:
Capital gain distributions	63,955	7,040	15,225
Realized capital gain (loss) on investments	1,454	(1,894)	(8,085)
Change in unrealized appreciation (depreciation)	(71,164)	(25,457)	(29,973)
Net gain (loss) on investments	(5,755)	(20,311)	(22,833)
Net increase (decrease) in net assets from operations	(6,568)	(17,044)	(24,119)
Contract owner transactions:
Variable annuity deposits	69,943	-	22,124
Terminations, withdrawals and annuity payments	(277)	(2,351)	(13,984)
Transfers between subaccounts, net	(71,084)	(6,517)	(96,597)
Maintenance charges and mortality adjustments	(62)	(343)	(943)
Increase (decrease) in net assets from contract transactions	(1,480)	(9,211)	(89,400)
Total increase (decrease) in net assets	(8,048)	(26,255)	(113,519)
Net assets as of December 31, 2018	$168,719	$209,116	$125,604
Investment income (loss):
Dividend distributions	-	1,834	888
Investment Expenses:
Mortality and expense risk and administrative charges	(1,892)	(981)	(1,152)
Net investment income (loss)	(1,892)	853	(264)
Increase (decrease) in net assets from operations:
Capital gain distributions	12,647	12,497	1,916
Realized capital gain (loss) on investments	(5,906)	(3,717)	(6,258)
Change in unrealized appreciation (depreciation)	31,042	40,211	37,814
Net gain (loss) on investments	37,783	48,991	33,472
Net increase (decrease) in net assets from operations	35,891	49,844	33,208
Contract owner transactions:
Variable annuity deposits	-	15,494	8,110
Terminations, withdrawals and annuity payments	(840)	(975)	(3,852)
Transfers between subaccounts, net	(33,245)	(39,666)	(22,675)
Maintenance charges and mortality adjustments	(64)	(349)	(438)
Increase (decrease) in net assets from contract transactions	(34,149)	(25,496)	(18,855)
Total increase (decrease) in net assets	1,742	24,348	14,353
Net assets as of December 31, 2019	$170,461	$233,464	$139,957

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Janus Henderson Overseas	Janus Henderson U.S. Managed Volatility	Janus Henderson VIT Enterprise
Net assets as of December 31, 2017	$2,934,581	$961,126	$36,645,059
Investment income (loss):
Dividend distributions	17,551	11,291	36,799
Investment Expenses:
Mortality and expense risk and administrative charges	(26,561)	(8,455)	(299,643)
Net investment income (loss)	(9,010)	2,836	(262,844)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	47,299	1,702,630
Realized capital gain (loss) on investments	(23,976)	12,121	3,039,936
Change in unrealized appreciation (depreciation)	(445,472)	(101,747)	(4,374,591)
Net gain (loss) on investments	(469,448)	(42,327)	367,975
Net increase (decrease) in net assets from operations	(478,458)	(39,491)	105,131
Contract owner transactions:
Variable annuity deposits	91,998	36,896	959,530
Terminations, withdrawals and annuity payments	(245,141)	(48,987)	(4,634,376)
Transfers between subaccounts, net	252,262	(108,671)	(4,165,752)
Maintenance charges and mortality adjustments	(9,276)	(2,034)	(140,620)
Increase (decrease) in net assets from contract transactions	89,843	(122,796)	(7,981,218)
Total increase (decrease) in net assets	(388,615)	(162,287)	(7,876,087)
Net assets as of December 31, 2018	$2,545,966	$798,839	$28,768,972
Investment income (loss):
Dividend distributions	44,704	3,364	16,211
Investment Expenses:
Mortality and expense risk and administrative charges	(24,924)	(8,034)	(274,344)
Net investment income (loss)	19,780	(4,670)	(258,133)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	21,464	1,978,250
Realized capital gain (loss) on investments	(39,577)	3,595	1,861,422
Change in unrealized appreciation (depreciation)	629,864	146,535	5,654,019
Net gain (loss) on investments	590,287	171,594	9,493,691
Net increase (decrease) in net assets from operations	610,067	166,924	9,235,558
Contract owner transactions:
Variable annuity deposits	99,183	40,805	2,006,193
Terminations, withdrawals and annuity payments	(257,246)	(38,430)	(4,548,553)
Transfers between subaccounts, net	(265,564)	(66,395)	(1,488,911)
Maintenance charges and mortality adjustments	(8,069)	(1,815)	(133,406)
Increase (decrease) in net assets from contract transactions	(431,696)	(65,835)	(4,164,677)
Total increase (decrease) in net assets	178,371	101,089	5,070,881
Net assets as of December 31, 2019	$2,724,337	$899,928	$33,839,853

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Janus Henderson VIT Forty	Janus Henderson VIT Mid Cap Value	Janus Henderson VIT Overseas
Net assets as of December 31, 2017	$19,319	$72,018	$95,359
Investment income (loss):
Dividend distributions	-	343	1,313
Investment Expenses:
Mortality and expense risk and administrative charges	(922)	(329)	(1,168)
Net investment income (loss)	(922)	14	145
Increase (decrease) in net assets from operations:
Capital gain distributions	938	3,378	-
Realized capital gain (loss) on investments	2,169	4,824	2,250
Change in unrealized appreciation (depreciation)	(41,891)	(12,882)	(15,150)
Net gain (loss) on investments	(38,784)	(4,680)	(12,900)
Net increase (decrease) in net assets from operations	(39,706)	(4,666)	(12,755)
Contract owner transactions:
Variable annuity deposits	25,980	-	91
Terminations, withdrawals and annuity payments	(15,577)	(484)	(15,848)
Transfers between subaccounts, net	258,429	(33,723)	(23)
Maintenance charges and mortality adjustments	(22)	-	(28)
Increase (decrease) in net assets from contract transactions	268,810	(34,207)	(15,808)
Total increase (decrease) in net assets	229,104	(38,873)	(28,563)
Net assets as of December 31, 2018	$248,423	$33,145	$66,796
Investment income (loss):
Dividend distributions	21	715	2,268
Investment Expenses:
Mortality and expense risk and administrative charges	(505)	(411)	(1,153)
Net investment income (loss)	(484)	304	1,115
Increase (decrease) in net assets from operations:
Capital gain distributions	2,568	5,771	-
Realized capital gain (loss) on investments	(33,798)	(1,231)	237
Change in unrealized appreciation (depreciation)	42,365	8,436	22,462
Net gain (loss) on investments	11,135	12,976	22,699
Net increase (decrease) in net assets from operations	10,651	13,280	23,814
Contract owner transactions:
Variable annuity deposits	5,988	-	4
Terminations, withdrawals and annuity payments	(149,006)	(96)	(4,088)
Transfers between subaccounts, net	(94,953)	23,897	61,420
Maintenance charges and mortality adjustments	(22)	-	(22)
Increase (decrease) in net assets from contract transactions	(237,993)	23,801	57,314
Total increase (decrease) in net assets	(227,342)	37,081	81,128
Net assets as of December 31, 2019	$21,081	$70,226	$147,924

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Janus Henderson VIT Research	JPMorgan Insurance Trust Core Bond Portfolio	JPMorgan Insurance Trust Small Cap Core Portfolio
Net assets as of December 31, 2017	$19,235,855	$4,299,311	$149,062
Investment income (loss):
Dividend distributions	65,214	88,520	106
Investment Expenses:
Mortality and expense risk and administrative charges	(154,671)	(31,262)	(1,869)
Net investment income (loss)	(89,457)	57,258	(1,763)
Increase (decrease) in net assets from operations:
Capital gain distributions	876,338	6,504	10,025
Realized capital gain (loss) on investments	1,161,250	(81,610)	4,090
Change in unrealized appreciation (depreciation)	(2,671,873)	(40,634)	(28,406)
Net gain (loss) on investments	(634,285)	(115,740)	(14,291)
Net increase (decrease) in net assets from operations	(723,742)	(58,482)	(16,054)
Contract owner transactions:
Variable annuity deposits	102,568	132,246	1,980
Terminations, withdrawals and annuity payments	(2,183,182)	(512,474)	(37,139)
Transfers between subaccounts, net	(1,301,046)	(132,490)	26,580
Maintenance charges and mortality adjustments	(56,661)	(20,348)	-
Increase (decrease) in net assets from contract transactions	(3,438,321)	(533,066)	(8,579)
Total increase (decrease) in net assets	(4,162,063)	(591,548)	(24,633)
Net assets as of December 31, 2018	$15,073,792	$3,707,763	$124,429
Investment income (loss):
Dividend distributions	48,350	93,174	279
Investment Expenses:
Mortality and expense risk and administrative charges	(138,440)	(31,196)	(977)
Net investment income (loss)	(90,090)	61,978	(698)
Increase (decrease) in net assets from operations:
Capital gain distributions	1,653,536	-	18,246
Realized capital gain (loss) on investments	843,602	6,476	(168)
Change in unrealized appreciation (depreciation)	2,399,373	203,711	12,375
Net gain (loss) on investments	4,896,511	210,187	30,453
Net increase (decrease) in net assets from operations	4,806,421	272,165	29,755
Contract owner transactions:
Variable annuity deposits	501,534	118,294	-
Terminations, withdrawals and annuity payments	(2,128,218)	(240,862)	(10,534)
Transfers between subaccounts, net	(550,016)	928,005	24,643
Maintenance charges and mortality adjustments	(55,113)	(17,740)	-
Increase (decrease) in net assets from contract transactions	(2,231,813)	787,697	14,109
Total increase (decrease) in net assets	2,574,608	1,059,862	43,864
Net assets as of December 31, 2019	$17,648,400	$4,767,625	$168,293

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	JPMorgan Insurance Trust US Equity Portfolio	Lord Abbett Series Bond-Debenture VC	Lord Abbett Series Calibrated Dividend Growth VC
Net assets as of December 31, 2017	$206,179	$3,428,743	$347,173
Investment income (loss):
Dividend distributions	1,287	190,352	1,059
Investment Expenses:
Mortality and expense risk and administrative charges	(1,681)	(32,989)	(1,156)
Net investment income (loss)	(394)	157,363	(97)
Increase (decrease) in net assets from operations:
Capital gain distributions	24,748	92,449	5,071
Realized capital gain (loss) on investments	218	(3,468)	20,811
Change in unrealized appreciation (depreciation)	(39,296)	(448,293)	(16,495)
Net gain (loss) on investments	(14,330)	(359,312)	9,387
Net increase (decrease) in net assets from operations	(14,724)	(201,949)	9,290
Contract owner transactions:
Variable annuity deposits	-	1,131,141	6
Terminations, withdrawals and annuity payments	-	(456,997)	(5,945)
Transfers between subaccounts, net	-	302,775	(296,367)
Maintenance charges and mortality adjustments	(488)	(12,254)	-
Increase (decrease) in net assets from contract transactions	(488)	964,665	(302,306)
Total increase (decrease) in net assets	(15,212)	762,716	(293,016)
Net assets as of December 31, 2018	$190,967	$4,191,459	$54,157
Investment income (loss):
Dividend distributions	1,488	167,640	1,194
Investment Expenses:
Mortality and expense risk and administrative charges	(1,824)	(30,375)	(911)
Net investment income (loss)	(336)	137,265	283
Increase (decrease) in net assets from operations:
Capital gain distributions	17,014	-	3,652
Realized capital gain (loss) on investments	155	(81,676)	7,274
Change in unrealized appreciation (depreciation)	43,609	396,140	15,919
Net gain (loss) on investments	60,778	314,464	26,845
Net increase (decrease) in net assets from operations	60,442	451,729	27,128
Contract owner transactions:
Variable annuity deposits	18,300	508,968	1,988
Terminations, withdrawals and annuity payments	(55)	(296,846)	(246,650)
Transfers between subaccounts, net	-	(435,028)	244,228
Maintenance charges and mortality adjustments	(522)	(12,565)	(17)
Increase (decrease) in net assets from contract transactions	17,723	(235,471)	(451)
Total increase (decrease) in net assets	78,165	216,258	26,677
Net assets as of December 31, 2019	$269,132	$4,407,717	$80,834

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Lord Abbett Series Classic Stock VC	Lord Abbett Series Developing Growth VC	Lord Abbett Series Growth and Income VC
Net assets as of December 31, 2017	$18,605	$525,684	$-
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(7)	(12,281)	-
Net investment income (loss)	(7)	(12,281)	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	250,955	-
Realized capital gain (loss) on investments	410	36,840	-
Change in unrealized appreciation (depreciation)	960	(537,840)	-
Net gain (loss) on investments	1,370	(250,045)	-
Net increase (decrease) in net assets from operations	1,363	(262,326)	-
Contract owner transactions:
Variable annuity deposits	-	97,042	-
Terminations, withdrawals and annuity payments	(290)	(254,912)	-
Transfers between subaccounts, net	(19,678)	1,580,608	-
Maintenance charges and mortality adjustments	-	(4,439)	-
Increase (decrease) in net assets from contract transactions	(19,968)	1,418,299	-
Total increase (decrease) in net assets	(18,605)	1,155,973	-
Net assets as of December 31, 2018	$-	$1,681,657	$-
Investment income (loss):
Dividend distributions	-	-	3
Investment Expenses:
Mortality and expense risk and administrative charges	-	(13,716)	(53)
Net investment income (loss)	-	(13,716)	(50)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	193,304	289
Realized capital gain (loss) on investments	-	(102,294)	2,252
Change in unrealized appreciation (depreciation)	-	299,855	-
Net gain (loss) on investments	-	390,865	2,541
Net increase (decrease) in net assets from operations	-	377,149	2,491
Contract owner transactions:
Variable annuity deposits	-	71,319	-
Terminations, withdrawals and annuity payments	-	(157,373)	-
Transfers between subaccounts, net	-	31,640	(2,491)
Maintenance charges and mortality adjustments	-	(7,038)	-
Increase (decrease) in net assets from contract transactions	-	(61,452)	(2,491)
Total increase (decrease) in net assets	-	315,697	-
Net assets as of December 31, 2019	$-	$1,997,354	$-

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Lord Abbett Series Growth Opportunities VC	Lord Abbett Series Mid Cap Stock VC	Lord Abbett Series Total Return VC
Net assets as of December 31, 2017	$-	$55,355	$162,153
Investment income (loss):
Dividend distributions	-	407	4,519
Investment Expenses:
Mortality and expense risk and administrative charges	(301)	(446)	(747)
Net investment income (loss)	(301)	(39)	3,772
Increase (decrease) in net assets from operations:
Capital gain distributions	-	1,945	-
Realized capital gain (loss) on investments	(1,198)	(62)	(543)
Change in unrealized appreciation (depreciation)	-	(11,611)	(5,686)
Net gain (loss) on investments	(1,198)	(9,728)	(6,229)
Net increase (decrease) in net assets from operations	(1,499)	(9,767)	(2,457)
Contract owner transactions:
Variable annuity deposits	134	6,175	-
Terminations, withdrawals and annuity payments	(11,034)	(457)	(6,813)
Transfers between subaccounts, net	12,421	-	(11,440)
Maintenance charges and mortality adjustments	(22)	(63)	(86)
Increase (decrease) in net assets from contract transactions	1,499	5,655	(18,339)
Total increase (decrease) in net assets	-	(4,112)	(20,796)
Net assets as of December 31, 2018	$-	$51,243	$141,357
Investment income (loss):
Dividend distributions	-	540	1,358
Investment Expenses:
Mortality and expense risk and administrative charges	(905)	(436)	(338)
Net investment income (loss)	(905)	104	1,020
Increase (decrease) in net assets from operations:
Capital gain distributions	9,452	1,012	-
Realized capital gain (loss) on investments	5,401	(163)	(4,270)
Change in unrealized appreciation (depreciation)	(511)	10,100	8,373
Net gain (loss) on investments	14,342	10,949	4,103
Net increase (decrease) in net assets from operations	13,437	11,053	5,123
Contract owner transactions:
Variable annuity deposits	-	-	16,029
Terminations, withdrawals and annuity payments	(126,663)	(933)	(94,321)
Transfers between subaccounts, net	156,611	-	(16,229)
Maintenance charges and mortality adjustments	(98)	(62)	(14)
Increase (decrease) in net assets from contract transactions	29,850	(995)	(94,535)
Total increase (decrease) in net assets	43,287	10,058	(89,412)
Net assets as of December 31, 2019	$43,287	$61,301	$51,945

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	MFS® VIT Emerging Markets Equity	MFS® VIT Global Tactical Allocation	MFS® VIT High Yield
Net assets as of December 31, 2017	$141,769	$9,375	$13,202
Investment income (loss):
Dividend distributions	544	47	709
Investment Expenses:
Mortality and expense risk and administrative charges	(6,639)	(133)	(59)
Net investment income (loss)	(6,095)	(86)	650
Increase (decrease) in net assets from operations:
Capital gain distributions	-	413	-
Realized capital gain (loss) on investments	(48,701)	(121)	(1)
Change in unrealized appreciation (depreciation)	(49,409)	(778)	(1,133)
Net gain (loss) on investments	(98,110)	(486)	(1,134)
Net increase (decrease) in net assets from operations	(104,205)	(572)	(484)
Contract owner transactions:
Variable annuity deposits	1,722	4	-
Terminations, withdrawals and annuity payments	(316,308)	(978)	-
Transfers between subaccounts, net	400,021	-	-
Maintenance charges and mortality adjustments	(371)	-	(13)
Increase (decrease) in net assets from contract transactions	85,064	(974)	(13)
Total increase (decrease) in net assets	(19,141)	(1,546)	(497)
Net assets as of December 31, 2018	$122,628	$7,829	$12,705
Investment income (loss):
Dividend distributions	866	218	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,885)	(121)	(32)
Net investment income (loss)	(1,019)	97	(32)
Increase (decrease) in net assets from operations:
Capital gain distributions	7,088	197	-
Realized capital gain (loss) on investments	(177)	(56)	272
Change in unrealized appreciation (depreciation)	24,571	737	992
Net gain (loss) on investments	31,482	878	1,264
Net increase (decrease) in net assets from operations	30,463	975	1,232
Contract owner transactions:
Variable annuity deposits	200	-	-
Terminations, withdrawals and annuity payments	(1,272)	(994)	-
Transfers between subaccounts, net	89,512	-	(13,930)
Maintenance charges and mortality adjustments	(342)	-	(7)
Increase (decrease) in net assets from contract transactions	88,098	(994)	(13,937)
Total increase (decrease) in net assets	118,561	(19)	(12,705)
Net assets as of December 31, 2019	$241,189	$7,810	$-

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	MFS® VIT II MA Investors Growth Stock	MFS® VIT II Research International	MFS® VIT Investors Trust
Net assets as of December 31, 2017	$-	$7,978,443	$-
Investment income (loss):
Dividend distributions	-	77,228	-
Investment Expenses:
Mortality and expense risk and administrative charges	-	(73,090)	-
Net investment income (loss)	-	4,138	-
Increase (decrease) in net assets from operations:
Capital gain distributions	-	163,262	-
Realized capital gain (loss) on investments	-	311,953	-
Change in unrealized appreciation (depreciation)	-	(1,487,308)	-
Net gain (loss) on investments	-	(1,012,093)	-
Net increase (decrease) in net assets from operations	-	(1,007,955)	-
Contract owner transactions:
Variable annuity deposits	-	88,562	-
Terminations, withdrawals and annuity payments	-	(1,110,126)	-
Transfers between subaccounts, net	-	(353,852)	-
Maintenance charges and mortality adjustments	-	(26,693)	-
Increase (decrease) in net assets from contract transactions	-	(1,402,109)	-
Total increase (decrease) in net assets	-	(2,410,064)	-
Net assets as of December 31, 2018	$-	$5,568,379	$-
Investment income (loss):
Dividend distributions	-	69,905	479
Investment Expenses:
Mortality and expense risk and administrative charges	(52)	(56,133)	(228)
Net investment income (loss)	(52)	13,772	251
Increase (decrease) in net assets from operations:
Capital gain distributions	-	243,257	5,828
Realized capital gain (loss) on investments	14	40,419	664
Change in unrealized appreciation (depreciation)	3,954	1,017,784	722
Net gain (loss) on investments	3,968	1,301,460	7,214
Net increase (decrease) in net assets from operations	3,916	1,315,232	7,465
Contract owner transactions:
Variable annuity deposits	46,296	123,916	21,691
Terminations, withdrawals and annuity payments	(516)	(741,940)	(351)
Transfers between subaccounts, net	148,939	(328,680)	(6,542)
Maintenance charges and mortality adjustments	-	(21,883)	-
Increase (decrease) in net assets from contract transactions	194,719	(968,587)	14,798
Total increase (decrease) in net assets	198,635	346,645	22,263
Net assets as of December 31, 2019	$198,635	$5,915,024	$22,263

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	MFS® VIT New Discovery	MFS® VIT Research	MFS® VIT Total Return
Net assets as of December 31, 2017	$222,355	$81,227	$23,288,657
Investment income (loss):
Dividend distributions	-	470	418,983
Investment Expenses:
Mortality and expense risk and administrative charges	(1,315)	(612)	(162,100)
Net investment income (loss)	(1,315)	(142)	256,883
Increase (decrease) in net assets from operations:
Capital gain distributions	30,095	12,108	964,782
Realized capital gain (loss) on investments	9,014	37	395,817
Change in unrealized appreciation (depreciation)	(39,505)	(17,328)	(2,995,510)
Net gain (loss) on investments	(396)	(5,183)	(1,634,911)
Net increase (decrease) in net assets from operations	(1,711)	(5,325)	(1,378,028)
Contract owner transactions:
Variable annuity deposits	-	1,559	310,965
Terminations, withdrawals and annuity payments	(41,441)	-	(2,519,197)
Transfers between subaccounts, net	8,358	16,714	(588,526)
Maintenance charges and mortality adjustments	(166)	-	(123,571)
Increase (decrease) in net assets from contract transactions	(33,249)	18,273	(2,920,329)
Total increase (decrease) in net assets	(34,960)	12,948	(4,298,357)
Net assets as of December 31, 2018	$187,395	$94,175	$18,990,300
Investment income (loss):
Dividend distributions	-	668	417,107
Investment Expenses:
Mortality and expense risk and administrative charges	(1,431)	(688)	(178,277)
Net investment income (loss)	(1,431)	(20)	238,830
Increase (decrease) in net assets from operations:
Capital gain distributions	47,506	11,690	533,284
Realized capital gain (loss) on investments	2,065	64	844,365
Change in unrealized appreciation (depreciation)	27,884	18,079	2,425,381
Net gain (loss) on investments	77,455	29,833	3,803,030
Net increase (decrease) in net assets from operations	76,024	29,813	4,041,860
Contract owner transactions:
Variable annuity deposits	7	-	324,145
Terminations, withdrawals and annuity payments	(5,429)	(844)	(2,621,517)
Transfers between subaccounts, net	14,574	-	3,696,156
Maintenance charges and mortality adjustments	(177)	-	(129,673)
Increase (decrease) in net assets from contract transactions	8,975	(844)	1,269,111
Total increase (decrease) in net assets	84,999	28,969	5,310,971
Net assets as of December 31, 2019	$272,394	$123,144	$24,301,271

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted
	MFS® VIT Total Return Bond	MFS® VIT Utilities	MFS® VIT International Intrinsic Value_(c)
Net assets as of December 31, 2017	$127,272	$15,502,238	$942,712
Investment income (loss):
Dividend distributions	2,836	147,586	7,857
Investment Expenses:
Mortality and expense risk and administrative charges	(956)	(122,719)	(7,750)
Net investment income (loss)	1,880	24,867	107
Increase (decrease) in net assets from operations:
Capital gain distributions	-	67,471	9,769
Realized capital gain (loss) on investments	(2,121)	209,995	41,625
Change in unrealized appreciation (depreciation)	(2,572)	(271,595)	(141,663)
Net gain (loss) on investments	(4,693)	5,871	(90,269)
Net increase (decrease) in net assets from operations	(2,813)	30,738	(90,162)
Contract owner transactions:
Variable annuity deposits	509	366,652	137,540
Terminations, withdrawals and annuity payments	(137)	(2,389,817)	(47,241)
Transfers between subaccounts, net	(45,985)	(119,171)	(153,367)
Maintenance charges and mortality adjustments	-	(72,391)	(893)
Increase (decrease) in net assets from contract transactions	(45,613)	(2,214,727)	(63,961)
Total increase (decrease) in net assets	(48,426)	(2,183,989)	(154,123)
Net assets as of December 31, 2018	$78,846	$13,318,249	$788,589
Investment income (loss):
Dividend distributions	2,664	610,160	10,911
Investment Expenses:
Mortality and expense risk and administrative charges	(745)	(131,874)	(6,021)
Net investment income (loss)	1,919	478,286	4,890
Increase (decrease) in net assets from operations:
Capital gain distributions	-	48,329	22,873
Realized capital gain (loss) on investments	2,592	576,984	20,755
Change in unrealized appreciation (depreciation)	5,550	2,251,517	118,342
Net gain (loss) on investments	8,142	2,876,830	161,970
Net increase (decrease) in net assets from operations	10,061	3,355,116	166,860
Contract owner transactions:
Variable annuity deposits	12,000	763,107	80,078
Terminations, withdrawals and annuity payments	(471)	(2,491,076)	(53,333)
Transfers between subaccounts, net	(2,949)	1,272,817	(185,525)
Maintenance charges and mortality adjustments	-	(72,370)	(663)
Increase (decrease) in net assets from contract transactions	8,580	(527,522)	(159,443)
Total increase (decrease) in net assets	18,641	2,827,594	7,417
Net assets as of December 31, 2019	$97,487	$16,145,843	$796,006

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Morgan Stanley VIF Emerging Markets Debt	Morgan Stanley VIF Emerging Markets Equity	Morningstar Aggressive Growth ETF Asset Allocation Portfolio
Net assets as of December 31, 2017	$198,217	$11,630,213	$1,173,196
Investment income (loss):
Dividend distributions	10,519	44,176	20,197
Investment Expenses:
Mortality and expense risk and administrative charges	(853)	(97,488)	(10,303)
Net investment income (loss)	9,666	(53,312)	9,894
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	119,037
Realized capital gain (loss) on investments	(2,676)	182,764	3,363
Change in unrealized appreciation (depreciation)	(22,179)	(2,395,932)	(280,398)
Net gain (loss) on investments	(24,855)	(2,213,168)	(157,998)
Net increase (decrease) in net assets from operations	(15,189)	(2,266,480)	(148,104)
Contract owner transactions:
Variable annuity deposits	3,999	293,492	264,178
Terminations, withdrawals and annuity payments	(4,945)	(1,458,468)	(6,479)
Transfers between subaccounts, net	(10,984)	2,327,190	64,516
Maintenance charges and mortality adjustments	-	(51,270)	(1,158)
Increase (decrease) in net assets from contract transactions	(11,930)	1,110,944	321,057
Total increase (decrease) in net assets	(27,119)	(1,155,536)	172,953
Net assets as of December 31, 2018	$171,098	$10,474,677	$1,346,149
Investment income (loss):
Dividend distributions	13,792	99,247	24,782
Investment Expenses:
Mortality and expense risk and administrative charges	(929)	(82,572)	(12,047)
Net investment income (loss)	12,863	16,675	12,735
Increase (decrease) in net assets from operations:
Capital gain distributions	-	676,026	56,854
Realized capital gain (loss) on investments	(8,307)	150,487	(885)
Change in unrealized appreciation (depreciation)	18,139	978,720	222,835
Net gain (loss) on investments	9,832	1,805,233	278,804
Net increase (decrease) in net assets from operations	22,695	1,821,908	291,539
Contract owner transactions:
Variable annuity deposits	3,611	386,218	61,328
Terminations, withdrawals and annuity payments	(2,648)	(1,257,014)	(1,284)
Transfers between subaccounts, net	(35,887)	(2,304,925)	10,924
Maintenance charges and mortality adjustments	-	(46,663)	(1,201)
Increase (decrease) in net assets from contract transactions	(34,924)	(3,222,384)	69,767
Total increase (decrease) in net assets	(12,229)	(1,400,476)	361,306
Net assets as of December 31, 2019	$158,869	$9,074,201	$1,707,455

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Morningstar Balanced ETF Asset Allocation Portfolio	Morningstar Conservative ETF Asset Allocation Portfolio	Morningstar Growth ETF Asset Allocation Portfolio
Net assets as of December 31, 2017	$4,469,292	$1,578,270	$4,754,160
Investment income (loss):
Dividend distributions	88,944	36,737	111,616
Investment Expenses:
Mortality and expense risk and administrative charges	(39,530)	(13,770)	(46,209)
Net investment income (loss)	49,414	22,967	65,407
Increase (decrease) in net assets from operations:
Capital gain distributions	400,123	24,501	629,888
Realized capital gain (loss) on investments	(16,468)	(22,359)	(10,145)
Change in unrealized appreciation (depreciation)	(769,380)	(78,463)	(1,274,382)
Net gain (loss) on investments	(385,725)	(76,321)	(654,639)
Net increase (decrease) in net assets from operations	(336,311)	(53,354)	(589,232)
Contract owner transactions:
Variable annuity deposits	394,608	195,039	1,547,901
Terminations, withdrawals and annuity payments	(220,619)	(203,505)	(168,062)
Transfers between subaccounts, net	96,806	299,559	931,435
Maintenance charges and mortality adjustments	(13,962)	(5,746)	(13,272)
Increase (decrease) in net assets from contract transactions	256,833	285,347	2,298,002
Total increase (decrease) in net assets	(79,478)	231,993	1,708,770
Net assets as of December 31, 2018	$4,389,814	$1,810,263	$6,462,930
Investment income (loss):
Dividend distributions	110,587	45,007	124,463
Investment Expenses:
Mortality and expense risk and administrative charges	(42,669)	(17,505)	(54,899)
Net investment income (loss)	67,918	27,502	69,564
Increase (decrease) in net assets from operations:
Capital gain distributions	110,592	17,595	320,032
Realized capital gain (loss) on investments	(50,038)	8,975	(49,638)
Change in unrealized appreciation (depreciation)	590,096	123,642	857,253
Net gain (loss) on investments	650,650	150,212	1,127,647
Net increase (decrease) in net assets from operations	718,568	177,714	1,197,211
Contract owner transactions:
Variable annuity deposits	626,844	170,862	24,312
Terminations, withdrawals and annuity payments	(323,350)	(321,109)	(233,979)
Transfers between subaccounts, net	277,517	443,537	(145,665)
Maintenance charges and mortality adjustments	(16,857)	(7,080)	(16,873)
Increase (decrease) in net assets from contract transactions	564,154	286,210	(372,205)
Total increase (decrease) in net assets	1,282,722	463,924	825,006
Net assets as of December 31, 2019	$5,672,536	$2,274,187	$7,287,936

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Morningstar Income and Growth ETF Asset Allocation Portfolio	Neuberger Berman AMT Sustainable Equity I_(d)	Neuberger Berman AMT Sustainable Equity S
Net assets as of December 31, 2017	$504,978	$13,485,948	$10,497,983
Investment income (loss):
Dividend distributions	27,648	116,597	14,154
Investment Expenses:
Mortality and expense risk and administrative charges	(8,054)	(176,467)	(61,466)
Net investment income (loss)	19,594	(59,870)	(47,312)
Increase (decrease) in net assets from operations:
Capital gain distributions	50,690	1,157,537	368,370
Realized capital gain (loss) on investments	(1,484)	267,229	1,236,694
Change in unrealized appreciation (depreciation)	(125,591)	(1,765,037)	(1,850,179)
Net gain (loss) on investments	(76,385)	(340,271)	(245,115)
Net increase (decrease) in net assets from operations	(56,791)	(400,141)	(292,427)
Contract owner transactions:
Variable annuity deposits	334,407	90,206	85,358
Terminations, withdrawals and annuity payments	(22,093)	(1,925,350)	(1,063,996)
Transfers between subaccounts, net	520,362	(1,128,244)	(3,385,239)
Maintenance charges and mortality adjustments	(2,073)	(73,416)	(28,210)
Increase (decrease) in net assets from contract transactions	830,603	(3,036,804)	(4,392,087)
Total increase (decrease) in net assets	773,812	(3,436,945)	(4,684,514)
Net assets as of December 31, 2018	$1,278,790	$10,049,003	$5,813,469
Investment income (loss):
Dividend distributions	25,122	211,807	17,810
Investment Expenses:
Mortality and expense risk and administrative charges	(9,261)	(111,367)	(47,970)
Net investment income (loss)	15,861	100,440	(30,160)
Increase (decrease) in net assets from operations:
Capital gain distributions	27,984	2,986,096	341,952
Realized capital gain (loss) on investments	(26,876)	(2,470,934)	226,498
Change in unrealized appreciation (depreciation)	127,483	789,751	832,240
Net gain (loss) on investments	128,591	1,304,913	1,400,690
Net increase (decrease) in net assets from operations	144,452	1,405,353	1,370,530
Contract owner transactions:
Variable annuity deposits	29,757	102,015	157,153
Terminations, withdrawals and annuity payments	(212,262)	(1,316,198)	(895,592)
Transfers between subaccounts, net	8,383	(5,126,102)	35,778
Maintenance charges and mortality adjustments	(734)	(43,776)	(23,107)
Increase (decrease) in net assets from contract transactions	(174,856)	(6,384,061)	(725,768)
Total increase (decrease) in net assets	(30,404)	(4,978,708)	644,762
Net assets as of December 31, 2019	$1,248,386	$5,070,295	$6,458,231

(d) Merger. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Neuberger Berman Core Bond	Neuberger Berman Large Cap Value	Neuberger Berman Sustainable Equity
Net assets as of December 31, 2017	$5,708,572	$865,390	$948,421
Investment income (loss):
Dividend distributions	133,763	10,672	2,481
Investment Expenses:
Mortality and expense risk and administrative charges	(50,094)	(7,326)	(9,009)
Net investment income (loss)	83,669	3,346	(6,528)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	85,461	75,881
Realized capital gain (loss) on investments	(49,831)	(11,517)	11,557
Change in unrealized appreciation (depreciation)	(174,290)	(96,239)	(139,628)
Net gain (loss) on investments	(224,121)	(22,295)	(52,190)
Net increase (decrease) in net assets from operations	(140,452)	(18,949)	(58,718)
Contract owner transactions:
Variable annuity deposits	127,824	19,781	24,683
Terminations, withdrawals and annuity payments	(912,988)	(118,178)	(46,548)
Transfers between subaccounts, net	(74,005)	28,734	9,113
Maintenance charges and mortality adjustments	(17,938)	(1,672)	(2,415)
Increase (decrease) in net assets from contract transactions	(877,107)	(71,335)	(15,167)
Total increase (decrease) in net assets	(1,017,559)	(90,284)	(73,885)
Net assets as of December 31, 2018	$4,691,013	$775,106	$874,536
Investment income (loss):
Dividend distributions	130,134	12,708	4,834
Investment Expenses:
Mortality and expense risk and administrative charges	(41,028)	(7,885)	(8,923)
Net investment income (loss)	89,106	4,823	(4,089)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	18,915	81,259
Realized capital gain (loss) on investments	10,362	(10,452)	2,824
Change in unrealized appreciation (depreciation)	253,437	160,247	132,658
Net gain (loss) on investments	263,799	168,710	216,741
Net increase (decrease) in net assets from operations	352,905	173,533	212,652
Contract owner transactions:
Variable annuity deposits	90,423	21,572	74,186
Terminations, withdrawals and annuity payments	(710,113)	(95,018)	(98,200)
Transfers between subaccounts, net	(1,025,772)	48,697	(13,909)
Maintenance charges and mortality adjustments	(15,559)	(1,787)	(2,775)
Increase (decrease) in net assets from contract transactions	(1,661,021)	(26,536)	(40,698)
Total increase (decrease) in net assets	(1,308,116)	146,997	171,954
Net assets as of December 31, 2019	$3,382,897	$922,103	$1,046,490

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	North Square Oak Ridge Small Cap Growth_(c)	Northern Global Tactical Asset Allocation	Northern Large Cap Core
Net assets as of December 31, 2017	$64,409	$142,376	$95,200
Investment income (loss):
Dividend distributions	-	3,974	2,850
Investment Expenses:
Mortality and expense risk and administrative charges	(676)	(1,216)	(1,455)
Net investment income (loss)	(676)	2,758	1,395
Increase (decrease) in net assets from operations:
Capital gain distributions	10,985	1,053	1,346
Realized capital gain (loss) on investments	(1,918)	2,613	1,620
Change in unrealized appreciation (depreciation)	(13,769)	(18,210)	(16,578)
Net gain (loss) on investments	(4,702)	(14,544)	(13,612)
Net increase (decrease) in net assets from operations	(5,378)	(11,786)	(12,217)
Contract owner transactions:
Variable annuity deposits	577	1,047	6,158
Terminations, withdrawals and annuity payments	(1,475)	(8,284)	(4,804)
Transfers between subaccounts, net	6,894	(5,463)	54,182
Maintenance charges and mortality adjustments	(231)	(657)	(701)
Increase (decrease) in net assets from contract transactions	5,765	(13,357)	54,835
Total increase (decrease) in net assets	387	(25,143)	42,618
Net assets as of December 31, 2018	$64,796	$117,233	$137,818
Investment income (loss):
Dividend distributions	-	2,294	2,688
Investment Expenses:
Mortality and expense risk and administrative charges	(709)	(930)	(1,305)
Net investment income (loss)	(709)	1,364	1,383
Increase (decrease) in net assets from operations:
Capital gain distributions	12,051	-	3,361
Realized capital gain (loss) on investments	(1,296)	3,533	1,071
Change in unrealized appreciation (depreciation)	4,468	11,589	25,697
Net gain (loss) on investments	15,223	15,122	30,129
Net increase (decrease) in net assets from operations	14,514	16,486	31,512
Contract owner transactions:
Variable annuity deposits	55	696	5,873
Terminations, withdrawals and annuity payments	(2,878)	(28,929)	(5,268)
Transfers between subaccounts, net	7,966	6,675	(11,021)
Maintenance charges and mortality adjustments	(342)	(576)	(554)
Increase (decrease) in net assets from contract transactions	4,801	(22,134)	(10,970)
Total increase (decrease) in net assets	19,315	(5,648)	20,542
Net assets as of December 31, 2019	$84,111	$111,585	$158,360

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Northern Large Cap Value	PGIM Jennison 20/20 Focus	PGIM Jennison Mid-Cap Growth
Net assets as of December 31, 2017	$158,995	$3,590,191	$112,410
Investment income (loss):
Dividend distributions	2,456	11,611	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,483)	(33,063)	(1,001)
Net investment income (loss)	973	(21,452)	(1,001)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	276,160	30,958
Realized capital gain (loss) on investments	4,936	(466)	(3,256)
Change in unrealized appreciation (depreciation)	(20,336)	(444,497)	(36,940)
Net gain (loss) on investments	(15,400)	(168,803)	(9,238)
Net increase (decrease) in net assets from operations	(14,427)	(190,255)	(10,239)
Contract owner transactions:
Variable annuity deposits	16,542	113,046	8,897
Terminations, withdrawals and annuity payments	(11,649)	(158,104)	(982)
Transfers between subaccounts, net	(1,428)	(174,476)	(17,937)
Maintenance charges and mortality adjustments	(797)	(7,451)	(715)
Increase (decrease) in net assets from contract transactions	2,668	(226,985)	(10,737)
Total increase (decrease) in net assets	(11,759)	(417,240)	(20,976)
Net assets as of December 31, 2018	$147,236	$3,172,951	$91,434
Investment income (loss):
Dividend distributions	8,429	8,521	-
Investment Expenses:
Mortality and expense risk and administrative charges	(1,828)	(31,338)	(995)
Net investment income (loss)	6,601	(22,817)	(995)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	247,176	34,406
Realized capital gain (loss) on investments	5,272	(16,206)	(1,771)
Change in unrealized appreciation (depreciation)	35,178	625,654	722
Net gain (loss) on investments	40,450	856,624	33,357
Net increase (decrease) in net assets from operations	47,051	833,807	32,362
Contract owner transactions:
Variable annuity deposits	14,625	72,532	6,549
Terminations, withdrawals and annuity payments	(15,604)	(315,672)	(8,143)
Transfers between subaccounts, net	236,606	(93,341)	27
Maintenance charges and mortality adjustments	(935)	(7,442)	(790)
Increase (decrease) in net assets from contract transactions	234,692	(343,923)	(2,357)
Total increase (decrease) in net assets	281,743	489,884	30,005
Net assets as of December 31, 2019	$428,979	$3,662,835	$121,439

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	PGIM Jennison Natural Resources	PGIM Jennison Small Company	PGIM QMA Small-Cap Value_(e)
Net assets as of December 31, 2017	$18,928	$672,047	$488,290
Investment income (loss):
Dividend distributions	196	1,273	4,898
Investment Expenses:
Mortality and expense risk and administrative charges	(152)	(5,874)	(3,848)
Net investment income (loss)	44	(4,601)	1,050
Increase (decrease) in net assets from operations:
Capital gain distributions	-	90,032	22,193
Realized capital gain (loss) on investments	77	3,818	(15,505)
Change in unrealized appreciation (depreciation)	(5,093)	(174,926)	(81,074)
Net gain (loss) on investments	(5,016)	(81,076)	(74,386)
Net increase (decrease) in net assets from operations	(4,972)	(85,677)	(73,336)
Contract owner transactions:
Variable annuity deposits	1,108	17,025	2,048
Terminations, withdrawals and annuity payments	(1,061)	(55,879)	(112,538)
Transfers between subaccounts, net	(1,263)	(18,446)	(15,175)
Maintenance charges and mortality adjustments	(180)	(2,697)	(1,893)
Increase (decrease) in net assets from contract transactions	(1,396)	(59,997)	(127,558)
Total increase (decrease) in net assets	(6,368)	(145,674)	(200,894)
Net assets as of December 31, 2018	$12,560	$526,373	$287,396
Investment income (loss):
Dividend distributions	216	-	9,006
Investment Expenses:
Mortality and expense risk and administrative charges	(121)	(5,385)	(2,948)
Net investment income (loss)	95	(5,385)	6,058
Increase (decrease) in net assets from operations:
Capital gain distributions	-	49,873	7,807
Realized capital gain (loss) on investments	(765)	(6,488)	(4,592)
Change in unrealized appreciation (depreciation)	2,506	101,396	39,981
Net gain (loss) on investments	1,741	144,781	43,196
Net increase (decrease) in net assets from operations	1,836	139,396	49,254
Contract owner transactions:
Variable annuity deposits	1,267	10,789	1,607
Terminations, withdrawals and annuity payments	(2,321)	(48,050)	(8,763)
Transfers between subaccounts, net	(749)	(24,172)	(17)
Maintenance charges and mortality adjustments	(175)	(2,182)	(1,119)
Increase (decrease) in net assets from contract transactions	(1,978)	(63,615)	(8,292)
Total increase (decrease) in net assets	(142)	75,781	40,962
Net assets as of December 31, 2019	$12,418	$602,154	$328,358

(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	PIMCO All Asset	PIMCO CommodityRealReturn Strategy	PIMCO Emerging Markets Bond
Net assets as of December 31, 2017	$379,162	$86,165	$15,189
Investment income (loss):
Dividend distributions	16,679	3,699	450
Investment Expenses:
Mortality and expense risk and administrative charges	(3,420)	(719)	(106)
Net investment income (loss)	13,259	2,980	344
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(303)	(3,403)	(538)
Change in unrealized appreciation (depreciation)	(38,120)	(11,482)	(535)
Net gain (loss) on investments	(38,423)	(14,885)	(1,073)
Net increase (decrease) in net assets from operations	(25,164)	(11,905)	(729)
Contract owner transactions:
Variable annuity deposits	18,447	4,873	989
Terminations, withdrawals and annuity payments	(15,454)	(9,661)	(4,023)
Transfers between subaccounts, net	2,637	(1,531)	(3,103)
Maintenance charges and mortality adjustments	(1,199)	(491)	(338)
Increase (decrease) in net assets from contract transactions	4,431	(6,810)	(6,475)
Total increase (decrease) in net assets	(20,733)	(18,715)	(7,204)
Net assets as of December 31, 2018	$358,429	$67,450	$7,985
Investment income (loss):
Dividend distributions	9,484	2,892	411
Investment Expenses:
Mortality and expense risk and administrative charges	(3,150)	(687)	(88)
Net investment income (loss)	6,334	2,205	323
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(2,319)	(1,067)	(6)
Change in unrealized appreciation (depreciation)	30,675	6,352	928
Net gain (loss) on investments	28,356	5,285	922
Net increase (decrease) in net assets from operations	34,690	7,490	1,245
Contract owner transactions:
Variable annuity deposits	10,944	3,859	935
Terminations, withdrawals and annuity payments	(48,237)	(1,310)	(140)
Transfers between subaccounts, net	147	5,569	5,176
Maintenance charges and mortality adjustments	(1,450)	(341)	(84)
Increase (decrease) in net assets from contract transactions	(38,596)	7,777	5,887
Total increase (decrease) in net assets	(3,906)	15,267	7,132
Net assets as of December 31, 2019	$354,523	$82,717	$15,117

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	PIMCO High Yield	PIMCO International Bond (U.S. Dollar-Hedged)	PIMCO Low Duration
Net assets as of December 31, 2017	$2,152,300	$4,314,223	$42,163
Investment income (loss):
Dividend distributions	103,096	101,741	664
Investment Expenses:
Mortality and expense risk and administrative charges	(19,063)	(46,803)	(386)
Net investment income (loss)	84,033	54,938	278
Increase (decrease) in net assets from operations:
Capital gain distributions	-	13,648	-
Realized capital gain (loss) on investments	(18,610)	7,475	(59)
Change in unrealized appreciation (depreciation)	(140,119)	(23,936)	(637)
Net gain (loss) on investments	(158,729)	(2,813)	(696)
Net increase (decrease) in net assets from operations	(74,696)	52,125	(418)
Contract owner transactions:
Variable annuity deposits	70,803	184,109	1,784
Terminations, withdrawals and annuity payments	(225,898)	(638,188)	(348)
Transfers between subaccounts, net	(51,038)	1,289,728	(672)
Maintenance charges and mortality adjustments	(4,911)	(12,815)	(116)
Increase (decrease) in net assets from contract transactions	(211,044)	822,834	648
Total increase (decrease) in net assets	(285,740)	874,959	230
Net assets as of December 31, 2018	$1,866,560	$5,189,182	$42,393
Investment income (loss):
Dividend distributions	89,306	298,067	1,186
Investment Expenses:
Mortality and expense risk and administrative charges	(17,129)	(50,770)	(386)
Net investment income (loss)	72,177	247,297	800
Increase (decrease) in net assets from operations:
Capital gain distributions	-	14,336	-
Realized capital gain (loss) on investments	(21,088)	41,205	(193)
Change in unrealized appreciation (depreciation)	181,102	4,216	681
Net gain (loss) on investments	160,014	59,757	488
Net increase (decrease) in net assets from operations	232,191	307,054	1,288
Contract owner transactions:
Variable annuity deposits	33,731	192,196	1,334
Terminations, withdrawals and annuity payments	(298,335)	(680,981)	(12,035)
Transfers between subaccounts, net	(191,837)	456,783	86
Maintenance charges and mortality adjustments	(5,417)	(14,151)	(142)
Increase (decrease) in net assets from contract transactions	(461,858)	(46,153)	(10,757)
Total increase (decrease) in net assets	(229,667)	260,901	(9,469)
Net assets as of December 31, 2019	$1,636,893	$5,450,083	$32,924

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	PIMCO Real Return	PIMCO StocksPLUS® Small Fund	PIMCO Total Return
Net assets as of December 31, 2017	$1,094,073	$1,515,207	$2,424,476
Investment income (loss):
Dividend distributions	20,228	26,252	63,882
Investment Expenses:
Mortality and expense risk and administrative charges	(9,169)	(13,157)	(23,517)
Net investment income (loss)	11,059	13,095	40,365
Increase (decrease) in net assets from operations:
Capital gain distributions	-	104,213	-
Realized capital gain (loss) on investments	(9,229)	53,220	(25,700)
Change in unrealized appreciation (depreciation)	(38,209)	(356,543)	(58,093)
Net gain (loss) on investments	(47,438)	(199,110)	(83,793)
Net increase (decrease) in net assets from operations	(36,379)	(186,015)	(43,428)
Contract owner transactions:
Variable annuity deposits	49,798	80,403	172,187
Terminations, withdrawals and annuity payments	(125,810)	(154,833)	(260,170)
Transfers between subaccounts, net	(39,749)	(143,954)	228,622
Maintenance charges and mortality adjustments	(3,506)	(5,067)	(7,692)
Increase (decrease) in net assets from contract transactions	(119,267)	(223,451)	132,947
Total increase (decrease) in net assets	(155,646)	(409,466)	89,519
Net assets as of December 31, 2018	$938,427	$1,105,741	$2,513,995
Investment income (loss):
Dividend distributions	12,244	35,156	77,787
Investment Expenses:
Mortality and expense risk and administrative charges	(8,527)	(10,978)	(21,831)
Net investment income (loss)	3,717	24,178	55,956
Increase (decrease) in net assets from operations:
Capital gain distributions	-	45,156	1,924
Realized capital gain (loss) on investments	(3,406)	(1,142)	(17,992)
Change in unrealized appreciation (depreciation)	62,090	214,374	116,515
Net gain (loss) on investments	58,684	258,388	100,447
Net increase (decrease) in net assets from operations	62,401	282,566	156,403
Contract owner transactions:
Variable annuity deposits	37,781	58,594	128,125
Terminations, withdrawals and annuity payments	(106,484)	(80,567)	(381,686)
Transfers between subaccounts, net	2,201	222,613	(61,918)
Maintenance charges and mortality adjustments	(2,812)	(2,555)	(7,224)
Increase (decrease) in net assets from contract transactions	(69,314)	198,085	(322,703)
Total increase (decrease) in net assets	(6,913)	480,651	(166,300)
Net assets as of December 31, 2019	$931,514	$1,586,392	$2,347,695

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	PIMCO VIT All Asset Administrative	PIMCO VIT All Asset Advisor	PIMCO VIT CommodityRealReturn Strategy Administrative
Net assets as of December 31, 2017	$8,270,983	$249,960	$4,143,513
Investment income (loss):
Dividend distributions	236,686	6,478	125,366
Investment Expenses:
Mortality and expense risk and administrative charges	(58,718)	(2,515)	(57,183)
Net investment income (loss)	177,968	3,963	68,183
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(54,592)	666	(797,909)
Change in unrealized appreciation (depreciation)	(590,369)	(18,840)	(287,531)
Net gain (loss) on investments	(644,961)	(18,174)	(1,085,440)
Net increase (decrease) in net assets from operations	(466,993)	(14,211)	(1,017,257)
Contract owner transactions:
Variable annuity deposits	53,325	-	152,006
Terminations, withdrawals and annuity payments	(823,490)	(16,887)	(970,980)
Transfers between subaccounts, net	(357,120)	(41,165)	2,960,266
Maintenance charges and mortality adjustments	(32,657)	-	(29,266)
Increase (decrease) in net assets from contract transactions	(1,159,942)	(58,052)	2,112,026
Total increase (decrease) in net assets	(1,626,935)	(72,263)	1,094,769
Net assets as of December 31, 2018	$6,644,048	$177,697	$5,238,282
Investment income (loss):
Dividend distributions	184,523	8,658	129,769
Investment Expenses:
Mortality and expense risk and administrative charges	(49,895)	(2,458)	(23,204)
Net investment income (loss)	134,628	6,200	106,565
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(55,056)	1,860	(959,233)
Change in unrealized appreciation (depreciation)	601,468	21,077	1,197,751
Net gain (loss) on investments	546,412	22,937	238,518
Net increase (decrease) in net assets from operations	681,040	29,137	345,083
Contract owner transactions:
Variable annuity deposits	127,150	208,210	166,301
Terminations, withdrawals and annuity payments	(1,210,881)	(21,296)	(391,119)
Transfers between subaccounts, net	(219,790)	(60,699)	(2,589,726)
Maintenance charges and mortality adjustments	(27,244)	-	(13,099)
Increase (decrease) in net assets from contract transactions	(1,330,765)	126,215	(2,827,643)
Total increase (decrease) in net assets	(649,725)	155,352	(2,482,560)
Net assets as of December 31, 2019	$5,994,323	$333,049	$2,755,722

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	PIMCO VIT CommodityRealReturn Strategy Advisor	PIMCO VIT Emerging Markets Bond	PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
Net assets as of December 31, 2017	$28,493	$5,631,169	$99,372
Investment income (loss):
Dividend distributions	657	229,533	3,949
Investment Expenses:
Mortality and expense risk and administrative charges	(142)	(51,717)	(350)
Net investment income (loss)	515	177,816	3,599
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	156
Realized capital gain (loss) on investments	(2,149)	(295,463)	(391)
Change in unrealized appreciation (depreciation)	(2,671)	(309,210)	(7,480)
Net gain (loss) on investments	(4,820)	(604,673)	(7,715)
Net increase (decrease) in net assets from operations	(4,305)	(426,857)	(4,116)
Contract owner transactions:
Variable annuity deposits	-	187,717	1
Terminations, withdrawals and annuity payments	(159)	(905,718)	(1,573)
Transfers between subaccounts, net	(853)	845,857	(40,238)
Maintenance charges and mortality adjustments	-	(26,640)	(8)
Increase (decrease) in net assets from contract transactions	(1,012)	101,216	(41,818)
Total increase (decrease) in net assets	(5,317)	(325,641)	(45,934)
Net assets as of December 31, 2018	$23,176	$5,305,528	$53,438
Investment income (loss):
Dividend distributions	1,349	172,562	1,296
Investment Expenses:
Mortality and expense risk and administrative charges	(128)	(34,146)	(248)
Net investment income (loss)	1,221	138,416	1,048
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(71)	49,373	(33)
Change in unrealized appreciation (depreciation)	2,200	374,608	1,947
Net gain (loss) on investments	2,129	423,981	1,914
Net increase (decrease) in net assets from operations	3,350	562,397	2,962
Contract owner transactions:
Variable annuity deposits	33,975	159,060	-
Terminations, withdrawals and annuity payments	(117)	(689,185)	(217)
Transfers between subaccounts, net	1,169	(2,049,423)	125
Maintenance charges and mortality adjustments	-	(15,790)	(8)
Increase (decrease) in net assets from contract transactions	35,027	(2,595,338)	(100)
Total increase (decrease) in net assets	38,377	(2,032,941)	2,862
Net assets as of December 31, 2019	$61,553	$3,272,587	$56,300

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	PIMCO VIT Global Managed Asset Allocation_(c)	PIMCO VIT High Yield	PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
Net assets as of December 31, 2017	$-	$440,466	$9,768,853
Investment income (loss):
Dividend distributions	-	19,905	139,768
Investment Expenses:
Mortality and expense risk and administrative charges	-	(2,980)	(89,653)
Net investment income (loss)	-	16,925	50,115
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	30,407
Realized capital gain (loss) on investments	-	(10,543)	32,675
Change in unrealized appreciation (depreciation)	-	(20,129)	(1,196)
Net gain (loss) on investments	-	(30,672)	61,886
Net increase (decrease) in net assets from operations	-	(13,747)	112,001
Contract owner transactions:
Variable annuity deposits	-	148	94,433
Terminations, withdrawals and annuity payments	-	(142,832)	(1,771,805)
Transfers between subaccounts, net	-	133,328	1,723,858
Maintenance charges and mortality adjustments	-	(153)	(49,334)
Increase (decrease) in net assets from contract transactions	-	(9,509)	(2,848)
Total increase (decrease) in net assets	-	(23,256)	109,153
Net assets as of December 31, 2018	$-	$417,210	$9,878,006
Investment income (loss):
Dividend distributions	41	57,851	163,672
Investment Expenses:
Mortality and expense risk and administrative charges	(59)	(12,226)	(75,132)
Net investment income (loss)	(18)	45,625	88,540
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	72,099
Realized capital gain (loss) on investments	2	50,806	167,464
Change in unrealized appreciation (depreciation)	953	45,863	263,562
Net gain (loss) on investments	955	96,669	503,125
Net increase (decrease) in net assets from operations	937	142,294	591,665
Contract owner transactions:
Variable annuity deposits	16,001	7,620	204,517
Terminations, withdrawals and annuity payments	-	(64,720)	(1,366,620)
Transfers between subaccounts, net	-	1,410,368	(1,534,902)
Maintenance charges and mortality adjustments	-	(82)	(41,648)
Increase (decrease) in net assets from contract transactions	16,001	1,353,186	(2,738,653)
Total increase (decrease) in net assets	16,938	1,495,480	(2,146,988)
Net assets as of December 31, 2019	$16,938	$1,912,690	$7,731,018

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	PIMCO VIT International Bond Portfolio (Unhedged)	PIMCO VIT Low Duration Administrative_(e)	PIMCO VIT Low Duration Advisor
Net assets as of December 31, 2017	$68,728	$33,144,660	$2,029,143
Investment income (loss):
Dividend distributions	3,143	602,378	22,984
Investment Expenses:
Mortality and expense risk and administrative charges	(1,108)	(331,948)	(6,765)
Net investment income (loss)	2,035	270,430	16,219
Increase (decrease) in net assets from operations:
Capital gain distributions	613	-	-
Realized capital gain (loss) on investments	(11,822)	(181,722)	(10,099)
Change in unrealized appreciation (depreciation)	(5,540)	(313,518)	(9,577)
Net gain (loss) on investments	(16,749)	(495,240)	(19,676)
Net increase (decrease) in net assets from operations	(14,714)	(224,810)	(3,457)
Contract owner transactions:
Variable annuity deposits	17	344,775	193
Terminations, withdrawals and annuity payments	(12,794)	(5,137,295)	(856,474)
Transfers between subaccounts, net	2,528	2,666,135	280,581
Maintenance charges and mortality adjustments	(42)	(171,503)	(225)
Increase (decrease) in net assets from contract transactions	(10,291)	(2,297,888)	(575,925)
Total increase (decrease) in net assets	(25,005)	(2,522,698)	(579,382)
Net assets as of December 31, 2018	$43,723	$30,621,962	$1,449,761
Investment income (loss):
Dividend distributions	1,067	791,034	27,750
Investment Expenses:
Mortality and expense risk and administrative charges	(250)	(297,112)	(5,282)
Net investment income (loss)	817	493,922	22,468
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(466)	(108,677)	(2,579)
Change in unrealized appreciation (depreciation)	6,620	463,946	15,556
Net gain (loss) on investments	6,154	355,269	12,977
Net increase (decrease) in net assets from operations	6,971	849,191	35,445
Contract owner transactions:
Variable annuity deposits	1,463	361,867	123
Terminations, withdrawals and annuity payments	(3,433)	(3,721,341)	(377,351)
Transfers between subaccounts, net	156,765	(1,541,385)	(215,685)
Maintenance charges and mortality adjustments	(9)	(148,511)	(161)
Increase (decrease) in net assets from contract transactions	154,786	(5,049,370)	(593,074)
Total increase (decrease) in net assets	161,757	(4,200,179)	(557,629)
Net assets as of December 31, 2019	$205,480	$26,421,783	$892,132

(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	PIMCO VIT Real Return Administrative_(e)	PIMCO VIT Real Return Advisor	PIMCO VIT Short-Term
Net assets as of December 31, 2017	$29,577,046	$746,952	$1,235,245
Investment income (loss):
Dividend distributions	730,195	18,556	20,849
Investment Expenses:
Mortality and expense risk and administrative charges	(279,048)	(4,118)	(5,849)
Net investment income (loss)	451,147	14,438	15,000
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	1,015
Realized capital gain (loss) on investments	(564,943)	(17,576)	3,848
Change in unrealized appreciation (depreciation)	(828,333)	(22,118)	(9,405)
Net gain (loss) on investments	(1,393,276)	(39,694)	(4,542)
Net increase (decrease) in net assets from operations	(942,129)	(25,256)	10,458
Contract owner transactions:
Variable annuity deposits	290,804	37,085	88,302
Terminations, withdrawals and annuity payments	(4,957,293)	(94,986)	(228,411)
Transfers between subaccounts, net	1,858,363	36,874	(302,826)
Maintenance charges and mortality adjustments	(150,599)	(161)	(207)
Increase (decrease) in net assets from contract transactions	(2,958,725)	(21,188)	(443,142)
Total increase (decrease) in net assets	(3,900,854)	(46,444)	(432,684)
Net assets as of December 31, 2018	$25,676,192	$700,508	$802,561
Investment income (loss):
Dividend distributions	404,100	8,109	21,262
Investment Expenses:
Mortality and expense risk and administrative charges	(222,896)	(2,915)	(4,557)
Net investment income (loss)	181,204	5,194	16,705
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(266,689)	1,313	(4,193)
Change in unrealized appreciation (depreciation)	1,858,639	44,625	4,226
Net gain (loss) on investments	1,591,950	45,938	33
Net increase (decrease) in net assets from operations	1,773,154	51,132	16,738
Contract owner transactions:
Variable annuity deposits	262,886	276	956,640
Terminations, withdrawals and annuity payments	(3,589,624)	(201,939)	(65,672)
Transfers between subaccounts, net	(1,613,965)	(43,119)	(387,879)
Maintenance charges and mortality adjustments	(125,256)	(81)	(88)
Increase (decrease) in net assets from contract transactions	(5,065,959)	(244,863)	503,001
Total increase (decrease) in net assets	(3,292,805)	(193,731)	519,739
Net assets as of December 31, 2019	$22,383,387	$506,777	$1,322,300

(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	PIMCO VIT Total Return Administrative	PIMCO VIT Total Return Advisor	Pioneer Bond VCT
Net assets as of December 31, 2017	$17,898,060	$8,375,823	$535,425
Investment income (loss):
Dividend distributions	416,397	183,257	17,689
Investment Expenses:
Mortality and expense risk and administrative charges	(232,824)	(54,184)	(3,377)
Net investment income (loss)	183,573	129,073	14,312
Increase (decrease) in net assets from operations:
Capital gain distributions	180,865	99,960	1,337
Realized capital gain (loss) on investments	(212,425)	(67,529)	(1,429)
Change in unrealized appreciation (depreciation)	(522,224)	(244,624)	(18,333)
Net gain (loss) on investments	(553,784)	(212,193)	(18,425)
Net increase (decrease) in net assets from operations	(370,211)	(83,120)	(4,113)
Contract owner transactions:
Variable annuity deposits	130,388	130,242	509,960
Terminations, withdrawals and annuity payments	(3,020,620)	(981,852)	(14,098)
Transfers between subaccounts, net	850,157	863,825	(41,068)
Maintenance charges and mortality adjustments	(97,916)	(30,230)	-
Increase (decrease) in net assets from contract transactions	(2,137,991)	(18,015)	454,794
Total increase (decrease) in net assets	(2,508,202)	(101,135)	450,681
Net assets as of December 31, 2018	$15,389,858	$8,274,688	$986,106
Investment income (loss):
Dividend distributions	444,851	214,259	49,508
Investment Expenses:
Mortality and expense risk and administrative charges	(207,555)	(53,268)	(18,851)
Net investment income (loss)	237,296	160,991	30,657
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(13,120)	2,969	978
Change in unrealized appreciation (depreciation)	767,161	322,637	83,212
Net gain (loss) on investments	754,041	325,606	84,190
Net increase (decrease) in net assets from operations	991,337	486,597	114,847
Contract owner transactions:
Variable annuity deposits	110,201	1,238,741	801,591
Terminations, withdrawals and annuity payments	(1,750,596)	(1,080,691)	(36,152)
Transfers between subaccounts, net	(651,497)	(579,900)	206,858
Maintenance charges and mortality adjustments	(91,367)	(24,374)	-
Increase (decrease) in net assets from contract transactions	(2,383,259)	(446,224)	972,297
Total increase (decrease) in net assets	(1,391,922)	40,373	1,087,144
Net assets as of December 31, 2019	$13,997,936	$8,315,061	$2,073,250

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Pioneer Equity Income VCT	Pioneer High Yield VCT	Pioneer Real Estate Shares VCT
Net assets as of December 31, 2017	$194,518	$116,837	$18,472
Investment income (loss):
Dividend distributions	3,555	2,346	454
Investment Expenses:
Mortality and expense risk and administrative charges	(976)	(425)	(196)
Net investment income (loss)	2,579	1,921	258
Increase (decrease) in net assets from operations:
Capital gain distributions	28,732	-	1,801
Realized capital gain (loss) on investments	6,268	(5,460)	(197)
Change in unrealized appreciation (depreciation)	(49,210)	136	(3,479)
Net gain (loss) on investments	(14,210)	(5,324)	(1,875)
Net increase (decrease) in net assets from operations	(11,631)	(3,403)	(1,617)
Contract owner transactions:
Variable annuity deposits	955	-	1
Terminations, withdrawals and annuity payments	(1,323)	(7,614)	(450)
Transfers between subaccounts, net	(60,929)	(105,820)	1,287
Maintenance charges and mortality adjustments	(70)	-	(39)
Increase (decrease) in net assets from contract transactions	(61,367)	(113,434)	799
Total increase (decrease) in net assets	(72,998)	(116,837)	(818)
Net assets as of December 31, 2018	$121,520	$-	$17,654
Investment income (loss):
Dividend distributions	3,723	3,082	625
Investment Expenses:
Mortality and expense risk and administrative charges	(902)	(433)	(233)
Net investment income (loss)	2,821	2,649	392
Increase (decrease) in net assets from operations:
Capital gain distributions	64,906	-	5,967
Realized capital gain (loss) on investments	(30,583)	2,823	(177)
Change in unrealized appreciation (depreciation)	(7,392)	2,081	(996)
Net gain (loss) on investments	26,931	4,904	4,794
Net increase (decrease) in net assets from operations	29,752	7,553	5,186
Contract owner transactions:
Variable annuity deposits	18,300	-	27,590
Terminations, withdrawals and annuity payments	(1,454)	(34,124)	(286)
Transfers between subaccounts, net	3,824	145,088	265
Maintenance charges and mortality adjustments	(70)	-	(47)
Increase (decrease) in net assets from contract transactions	20,600	110,964	27,522
Total increase (decrease) in net assets	50,352	118,517	32,708
Net assets as of December 31, 2019	$171,872	$118,517	$50,362

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Pioneer Strategic Income	Pioneer Strategic Income VCT	Power Income VIT
Net assets as of December 31, 2017	$99,098	$131,690	$374,008
Investment income (loss):
Dividend distributions	2,602	4,519	7,271
Investment Expenses:
Mortality and expense risk and administrative charges	(765)	(1,449)	(1,468)
Net investment income (loss)	1,837	3,070	5,803
Increase (decrease) in net assets from operations:
Capital gain distributions	-	904	-
Realized capital gain (loss) on investments	(196)	(3,795)	(837)
Change in unrealized appreciation (depreciation)	(4,212)	(3,045)	(17,059)
Net gain (loss) on investments	(4,408)	(5,936)	(17,896)
Net increase (decrease) in net assets from operations	(2,571)	(2,866)	(12,093)
Contract owner transactions:
Variable annuity deposits	4,753	200,313	23,670
Terminations, withdrawals and annuity payments	(3,416)	(51,684)	(3,778)
Transfers between subaccounts, net	(20,031)	187	(59,864)
Maintenance charges and mortality adjustments	(378)	-	-
Increase (decrease) in net assets from contract transactions	(19,072)	148,816	(39,972)
Total increase (decrease) in net assets	(21,643)	145,950	(52,065)
Net assets as of December 31, 2018	$77,455	$277,640	$321,943
Investment income (loss):
Dividend distributions	2,344	26,664	4,734
Investment Expenses:
Mortality and expense risk and administrative charges	(719)	(12,102)	(908)
Net investment income (loss)	1,625	14,562	3,826
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	229	701	(6,924)
Change in unrealized appreciation (depreciation)	5,123	47,201	19,103
Net gain (loss) on investments	5,352	47,902	12,179
Net increase (decrease) in net assets from operations	6,977	62,464	16,005
Contract owner transactions:
Variable annuity deposits	3,577	498,348	3
Terminations, withdrawals and annuity payments	(12,022)	(15,931)	(139,410)
Transfers between subaccounts, net	(115)	314,298	-
Maintenance charges and mortality adjustments	(392)	-	-
Increase (decrease) in net assets from contract transactions	(8,952)	796,715	(139,407)
Total increase (decrease) in net assets	(1,975)	859,179	(123,402)
Net assets as of December 31, 2019	$75,480	$1,136,819	$198,541

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Probabilities Fund	Putnam VT Diversified Income	Putnam VT Equity Income
Net assets as of December 31, 2017	$3,405,872	$151,681	$739,179
Investment income (loss):
Dividend distributions	-	7,299	4,440
Investment Expenses:
Mortality and expense risk and administrative charges	(23,024)	(987)	(5,326)
Net investment income (loss)	(23,024)	6,312	(886)
Increase (decrease) in net assets from operations:
Capital gain distributions	401,707	-	28,480
Realized capital gain (loss) on investments	6,180	(643)	10,046
Change in unrealized appreciation (depreciation)	(817,235)	(11,829)	(130,885)
Net gain (loss) on investments	(409,348)	(12,472)	(92,359)
Net increase (decrease) in net assets from operations	(432,372)	(6,160)	(93,245)
Contract owner transactions:
Variable annuity deposits	36,593	14,946	23,545
Terminations, withdrawals and annuity payments	(242,190)	(14,660)	(33,869)
Transfers between subaccounts, net	(966,348)	157,735	(16,865)
Maintenance charges and mortality adjustments	(1,123)	-	-
Increase (decrease) in net assets from contract transactions	(1,173,068)	158,021	(27,189)
Total increase (decrease) in net assets	(1,605,440)	151,861	(120,434)
Net assets as of December 31, 2018	$1,800,432	$303,542	$618,745
Investment income (loss):
Dividend distributions	-	15,637	12,965
Investment Expenses:
Mortality and expense risk and administrative charges	(16,065)	(4,571)	(4,749)
Net investment income (loss)	(16,065)	11,066	8,216
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	55,404
Realized capital gain (loss) on investments	(40,384)	151	2,856
Change in unrealized appreciation (depreciation)	615,900	30,936	103,648
Net gain (loss) on investments	575,516	31,087	161,908
Net increase (decrease) in net assets from operations	559,451	42,153	170,124
Contract owner transactions:
Variable annuity deposits	-	64,435	52,208
Terminations, withdrawals and annuity payments	(135,022)	(39,240)	(48,682)
Transfers between subaccounts, net	51,863	110,801	18,990
Maintenance charges and mortality adjustments	(790)	-	-
Increase (decrease) in net assets from contract transactions	(83,949)	135,996	22,516
Total increase (decrease) in net assets	475,502	178,149	192,640
Net assets as of December 31, 2019	$2,275,934	$481,691	$811,385

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Putnam VT Global Asset Allocation	Putnam VT Growth Opportunities	Putnam VT High Yield
Net assets as of December 31, 2017	$11,873	$-	$1,346,514
Investment income (loss):
Dividend distributions	213	-	45,382
Investment Expenses:
Mortality and expense risk and administrative charges	(173)	(67)	(9,022)
Net investment income (loss)	40	(67)	36,360
Increase (decrease) in net assets from operations:
Capital gain distributions	903	-	-
Realized capital gain (loss) on investments	2	(17)	23,517
Change in unrealized appreciation (depreciation)	(1,967)	(7,309)	(97,690)
Net gain (loss) on investments	(1,062)	(7,326)	(74,173)
Net increase (decrease) in net assets from operations	(1,022)	(7,393)	(37,813)
Contract owner transactions:
Variable annuity deposits	-	-	7
Terminations, withdrawals and annuity payments	-	(729)	(523,683)
Transfers between subaccounts, net	-	102,638	(37,730)
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	-	101,909	(561,406)
Total increase (decrease) in net assets	(1,022)	94,516	(599,219)
Net assets as of December 31, 2018	$10,851	$94,516	$747,295
Investment income (loss):
Dividend distributions	169	178	46,254
Investment Expenses:
Mortality and expense risk and administrative charges	(173)	(512)	(8,304)
Net investment income (loss)	(4)	(334)	37,950
Increase (decrease) in net assets from operations:
Capital gain distributions	360	18,004	-
Realized capital gain (loss) on investments	(2)	834	(1,142)
Change in unrealized appreciation (depreciation)	1,321	7,309	58,264
Net gain (loss) on investments	1,679	26,147	57,122
Net increase (decrease) in net assets from operations	1,675	25,813	95,072
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	(9,089)	(90,545)
Transfers between subaccounts, net	-	(111,240)	(142)
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	-	(120,329)	(90,687)
Total increase (decrease) in net assets	1,675	(94,516)	4,385
Net assets as of December 31, 2019	$12,526	$-	$751,680

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Putnam VT Income	Putnam VT Multi-Asset Absolute Return	Putnam VT Multi-Cap Core
Net assets as of December 31, 2017	$23,886	$849,152	$134,206
Investment income (loss):
Dividend distributions	713	2,720	1,484
Investment Expenses:
Mortality and expense risk and administrative charges	(112)	(7,982)	(626)
Net investment income (loss)	601	(5,262)	858
Increase (decrease) in net assets from operations:
Capital gain distributions	-	28,108	12,810
Realized capital gain (loss) on investments	(7)	(1,518)	1,690
Change in unrealized appreciation (depreciation)	(650)	(84,020)	(26,704)
Net gain (loss) on investments	(657)	(57,430)	(12,204)
Net increase (decrease) in net assets from operations	(56)	(62,692)	(11,346)
Contract owner transactions:
Variable annuity deposits	1,300	1,490	-
Terminations, withdrawals and annuity payments	-	(180,157)	(96)
Transfers between subaccounts, net	-	-	683
Maintenance charges and mortality adjustments	-	-	(480)
Increase (decrease) in net assets from contract transactions	1,300	(178,667)	107
Total increase (decrease) in net assets	1,244	(241,359)	(11,239)
Net assets as of December 31, 2018	$25,130	$607,793	$122,967
Investment income (loss):
Dividend distributions	7,278	-	1,551
Investment Expenses:
Mortality and expense risk and administrative charges	(3,649)	(7,086)	(645)
Net investment income (loss)	3,629	(7,086)	906
Increase (decrease) in net assets from operations:
Capital gain distributions	1,601	-	14,483
Realized capital gain (loss) on investments	9,751	(9,391)	67
Change in unrealized appreciation (depreciation)	9,339	44,256	23,020
Net gain (loss) on investments	20,691	34,865	37,570
Net increase (decrease) in net assets from operations	24,320	27,779	38,476
Contract owner transactions:
Variable annuity deposits	74,465	195,164	-
Terminations, withdrawals and annuity payments	(5,109)	(264,474)	(97)
Transfers between subaccounts, net	198,043	15,996	7,208
Maintenance charges and mortality adjustments	(2)	-	(503)
Increase (decrease) in net assets from contract transactions	267,397	(53,314)	6,608
Total increase (decrease) in net assets	291,717	(25,535)	45,084
Net assets as of December 31, 2019	$316,847	$582,258	$168,051

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Putnam VT Small Cap Growth	Putnam VT Small Cap Value	Redwood Managed Volatility
Net assets as of December 31, 2017	$18,770	$282,085	$7,635,448
Investment income (loss):
Dividend distributions	-	1,055	394,767
Investment Expenses:
Mortality and expense risk and administrative charges	(279)	(2,437)	(65,676)
Net investment income (loss)	(279)	(1,382)	329,091
Increase (decrease) in net assets from operations:
Capital gain distributions	2,759	80,537	-
Realized capital gain (loss) on investments	(41)	(34,325)	105,216
Change in unrealized appreciation (depreciation)	(5,262)	(158,304)	(659,990)
Net gain (loss) on investments	(2,544)	(112,092)	(554,774)
Net increase (decrease) in net assets from operations	(2,823)	(113,474)	(225,683)
Contract owner transactions:
Variable annuity deposits	-	14,375	14,341
Terminations, withdrawals and annuity payments	-	(44,634)	(4,614,279)
Transfers between subaccounts, net	-	205,794	43,600
Maintenance charges and mortality adjustments	(66)	(2,086)	-
Increase (decrease) in net assets from contract transactions	(66)	173,449	(4,556,338)
Total increase (decrease) in net assets	(2,889)	59,975	(4,782,021)
Net assets as of December 31, 2018	$15,881	$342,060	$2,853,427
Investment income (loss):
Dividend distributions	-	806	15,096
Investment Expenses:
Mortality and expense risk and administrative charges	(287)	(1,366)	(25,682)
Net investment income (loss)	(287)	(560)	(10,586)
Increase (decrease) in net assets from operations:
Capital gain distributions	2,305	12,995	-
Realized capital gain (loss) on investments	(55)	(69,662)	(63,274)
Change in unrealized appreciation (depreciation)	3,671	119,300	226,191
Net gain (loss) on investments	5,921	62,633	162,917
Net increase (decrease) in net assets from operations	5,634	62,073	152,331
Contract owner transactions:
Variable annuity deposits	-	8,705	-
Terminations, withdrawals and annuity payments	-	(18,031)	(474,381)
Transfers between subaccounts, net	(7)	(238,562)	(1,317,548)
Maintenance charges and mortality adjustments	(70)	(645)	-
Increase (decrease) in net assets from contract transactions	(77)	(248,533)	(1,791,929)
Total increase (decrease) in net assets	5,557	(186,460)	(1,639,598)
Net assets as of December 31, 2019	$21,438	$155,600	$1,213,829

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Royce Micro-Cap	Royce Opportunity	Royce Small-Cap Value
Net assets as of December 31, 2017	$9,247,207	$2,470,383	$1,661,315
Investment income (loss):
Dividend distributions	-	-	2,390
Investment Expenses:
Mortality and expense risk and administrative charges	(62,334)	(21,317)	(14,963)
Net investment income (loss)	(62,334)	(21,317)	(12,573)
Increase (decrease) in net assets from operations:
Capital gain distributions	241,471	163,137	159,076
Realized capital gain (loss) on investments	(341,395)	20,804	8,468
Change in unrealized appreciation (depreciation)	(483,004)	(638,070)	(269,371)
Net gain (loss) on investments	(582,928)	(454,129)	(101,827)
Net increase (decrease) in net assets from operations	(645,262)	(475,446)	(114,400)
Contract owner transactions:
Variable annuity deposits	329,198	97,603	54,936
Terminations, withdrawals and annuity payments	(1,172,392)	(233,840)	(157,211)
Transfers between subaccounts, net	(3,081,703)	(95,205)	(52,297)
Maintenance charges and mortality adjustments	(31,351)	(6,124)	(4,116)
Increase (decrease) in net assets from contract transactions	(3,956,248)	(237,566)	(158,688)
Total increase (decrease) in net assets	(4,601,510)	(713,012)	(273,088)
Net assets as of December 31, 2018	$4,645,697	$1,757,371	$1,388,227
Investment income (loss):
Dividend distributions	-	-	7,404
Investment Expenses:
Mortality and expense risk and administrative charges	(35,456)	(19,715)	(12,029)
Net investment income (loss)	(35,456)	(19,715)	(4,625)
Increase (decrease) in net assets from operations:
Capital gain distributions	368,087	38,917	32,384
Realized capital gain (loss) on investments	(197,900)	(44,157)	(38,315)
Change in unrealized appreciation (depreciation)	629,663	516,581	229,787
Net gain (loss) on investments	799,850	511,341	223,856
Net increase (decrease) in net assets from operations	764,394	491,626	219,231
Contract owner transactions:
Variable annuity deposits	278,978	81,487	46,114
Terminations, withdrawals and annuity payments	(805,287)	(222,340)	(152,919)
Transfers between subaccounts, net	(715,361)	403,086	(228,678)
Maintenance charges and mortality adjustments	(20,057)	(4,615)	(3,487)
Increase (decrease) in net assets from contract transactions	(1,261,727)	257,618	(338,970)
Total increase (decrease) in net assets	(497,333)	749,244	(119,739)
Net assets as of December 31, 2019	$4,148,364	$2,506,615	$1,268,488

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Banking	Rydex VIF Basic Materials	Rydex VIF Biotechnology
Net assets as of December 31, 2017	$1,643,104	$4,592,374	$4,369,791
Investment income (loss):
Dividend distributions	10,034	12,795	-
Investment Expenses:
Mortality and expense risk and administrative charges	(20,825)	(35,948)	(50,585)
Net investment income (loss)	(10,791)	(23,153)	(50,585)
Increase (decrease) in net assets from operations:
Capital gain distributions	512	47,932	10,525
Realized capital gain (loss) on investments	53,409	252,501	297,611
Change in unrealized appreciation (depreciation)	(396,768)	(786,700)	(622,798)
Net gain (loss) on investments	(342,847)	(486,267)	(314,662)
Net increase (decrease) in net assets from operations	(353,638)	(509,420)	(365,247)
Contract owner transactions:
Variable annuity deposits	5,455	22,420	66,533
Terminations, withdrawals and annuity payments	(236,648)	(385,143)	(546,171)
Transfers between subaccounts, net	130,231	(1,908,564)	(455,303)
Maintenance charges and mortality adjustments	(9,676)	(14,985)	(28,317)
Increase (decrease) in net assets from contract transactions	(110,638)	(2,286,272)	(963,258)
Total increase (decrease) in net assets	(464,276)	(2,795,692)	(1,328,505)
Net assets as of December 31, 2018	$1,178,828	$1,796,682	$3,041,286
Investment income (loss):
Dividend distributions	12,136	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(13,574)	(23,330)	(37,928)
Net investment income (loss)	(1,438)	(23,330)	(37,928)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	82,679	81,313
Realized capital gain (loss) on investments	(24,514)	(1,407)	41,479
Change in unrealized appreciation (depreciation)	325,658	266,881	507,540
Net gain (loss) on investments	301,144	348,153	630,332
Net increase (decrease) in net assets from operations	299,706	324,823	592,404
Contract owner transactions:
Variable annuity deposits	3,957	1,445	53,850
Terminations, withdrawals and annuity payments	(93,767)	(280,840)	(482,610)
Transfers between subaccounts, net	7,953	(160,271)	(257,987)
Maintenance charges and mortality adjustments	(6,529)	(10,318)	(18,519)
Increase (decrease) in net assets from contract transactions	(88,386)	(449,984)	(705,266)
Total increase (decrease) in net assets	211,320	(125,161)	(112,862)
Net assets as of December 31, 2019	$1,390,148	$1,671,521	$2,928,424

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Commodities Strategy	Rydex VIF Consumer Products	Rydex VIF Dow 2x Strategy
Net assets as of December 31, 2017	$1,018,968	$2,365,068	$3,249,464
Investment income (loss):
Dividend distributions	35,584	14,789	4,591
Investment Expenses:
Mortality and expense risk and administrative charges	(9,450)	(26,908)	(36,959)
Net investment income (loss)	26,134	(12,119)	(32,368)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	74,611	528,542
Realized capital gain (loss) on investments	120,554	(58,903)	(132,243)
Change in unrealized appreciation (depreciation)	(192,130)	(303,522)	(1,291,550)
Net gain (loss) on investments	(71,576)	(287,814)	(895,251)
Net increase (decrease) in net assets from operations	(45,442)	(299,933)	(927,619)
Contract owner transactions:
Variable annuity deposits	8,182	212,772	38,420
Terminations, withdrawals and annuity payments	(132,774)	(230,623)	(514,808)
Transfers between subaccounts, net	(383,212)	(312,027)	292,771
Maintenance charges and mortality adjustments	(4,726)	(11,974)	(15,852)
Increase (decrease) in net assets from contract transactions	(512,530)	(341,852)	(199,469)
Total increase (decrease) in net assets	(557,972)	(641,785)	(1,127,088)
Net assets as of December 31, 2018	$460,996	$1,723,283	$2,122,376
Investment income (loss):
Dividend distributions	3,692	16,671	21,043
Investment Expenses:
Mortality and expense risk and administrative charges	(3,505)	(23,042)	(30,584)
Net investment income (loss)	187	(6,371)	(9,541)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	4,027	-
Realized capital gain (loss) on investments	(50,592)	3,242	213,244
Change in unrealized appreciation (depreciation)	98,667	331,673	824,876
Net gain (loss) on investments	48,075	338,942	1,038,120
Net increase (decrease) in net assets from operations	48,262	332,571	1,028,579
Contract owner transactions:
Variable annuity deposits	268	4,381	10,503
Terminations, withdrawals and annuity payments	(30,999)	(208,538)	(432,909)
Transfers between subaccounts, net	(260,599)	(105,116)	(413,475)
Maintenance charges and mortality adjustments	(1,446)	(11,012)	(12,136)
Increase (decrease) in net assets from contract transactions	(292,776)	(320,285)	(848,017)
Total increase (decrease) in net assets	(244,514)	12,286	180,562
Net assets as of December 31, 2019	$216,482	$1,735,569	$2,302,938

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Electronics	Rydex VIF Energy	Rydex VIF Energy Services
Net assets as of December 31, 2017	$1,041,994	$2,415,313	$1,762,363
Investment income (loss):
Dividend distributions	-	12,884	52,863
Investment Expenses:
Mortality and expense risk and administrative charges	(11,864)	(29,229)	(21,777)
Net investment income (loss)	(11,864)	(16,345)	31,086
Increase (decrease) in net assets from operations:
Capital gain distributions	27,862	-	-
Realized capital gain (loss) on investments	146,961	(60,691)	(80,891)
Change in unrealized appreciation (depreciation)	(253,697)	(461,248)	(768,170)
Net gain (loss) on investments	(78,874)	(521,939)	(849,061)
Net increase (decrease) in net assets from operations	(90,738)	(538,284)	(817,975)
Contract owner transactions:
Variable annuity deposits	492	15,139	6,480
Terminations, withdrawals and annuity payments	(218,027)	(402,650)	(256,310)
Transfers between subaccounts, net	(207,212)	(120,780)	387,773
Maintenance charges and mortality adjustments	(7,087)	(14,297)	(8,376)
Increase (decrease) in net assets from contract transactions	(431,834)	(522,588)	129,567
Total increase (decrease) in net assets	(522,572)	(1,060,872)	(688,408)
Net assets as of December 31, 2018	$519,422	$1,354,441	$1,073,955
Investment income (loss):
Dividend distributions	-	2,686	-
Investment Expenses:
Mortality and expense risk and administrative charges	(8,533)	(16,344)	(11,347)
Net investment income (loss)	(8,533)	(13,658)	(11,347)
Increase (decrease) in net assets from operations:
Capital gain distributions	8,509	-	-
Realized capital gain (loss) on investments	38,247	(186,296)	(703,013)
Change in unrealized appreciation (depreciation)	246,345	283,423	637,880
Net gain (loss) on investments	293,101	97,127	(65,133)
Net increase (decrease) in net assets from operations	284,568	83,469	(76,480)
Contract owner transactions:
Variable annuity deposits	660	37,399	2,430
Terminations, withdrawals and annuity payments	(139,327)	(212,706)	(70,417)
Transfers between subaccounts, net	280,090	(175,499)	(571,015)
Maintenance charges and mortality adjustments	(5,566)	(8,688)	(4,141)
Increase (decrease) in net assets from contract transactions	135,857	(359,494)	(643,143)
Total increase (decrease) in net assets	420,425	(276,025)	(719,623)
Net assets as of December 31, 2019	$939,847	$1,078,416	$354,332

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Europe 1.25x Strategy	Rydex VIF Financial Services	Rydex VIF Government Long Bond 1.2x Strategy
Net assets as of December 31, 2017	$1,414,236	$1,950,167	$1,328,263
Investment income (loss):
Dividend distributions	3,200	13,814	15,895
Investment Expenses:
Mortality and expense risk and administrative charges	(11,163)	(18,503)	(13,199)
Net investment income (loss)	(7,963)	(4,689)	2,696
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	926
Realized capital gain (loss) on investments	4,537	88,529	(78,903)
Change in unrealized appreciation (depreciation)	(203,739)	(275,492)	(12,916)
Net gain (loss) on investments	(199,202)	(186,963)	(90,893)
Net increase (decrease) in net assets from operations	(207,165)	(191,652)	(88,197)
Contract owner transactions:
Variable annuity deposits	3,725	20,958	12,986
Terminations, withdrawals and annuity payments	(200,315)	(395,921)	(216,303)
Transfers between subaccounts, net	(373,382)	(344,657)	(101,846)
Maintenance charges and mortality adjustments	(4,439)	(7,918)	(5,914)
Increase (decrease) in net assets from contract transactions	(574,411)	(727,538)	(311,077)
Total increase (decrease) in net assets	(781,576)	(919,190)	(399,274)
Net assets as of December 31, 2018	$632,660	$1,030,977	$928,989
Investment income (loss):
Dividend distributions	7,803	9,222	11,469
Investment Expenses:
Mortality and expense risk and administrative charges	(9,109)	(13,187)	(12,169)
Net investment income (loss)	(1,306)	(3,965)	(700)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	43,099	-
Realized capital gain (loss) on investments	1,854	46,843	156,998
Change in unrealized appreciation (depreciation)	159,440	185,818	(13,981)
Net gain (loss) on investments	161,294	275,760	143,017
Net increase (decrease) in net assets from operations	159,988	271,795	142,317
Contract owner transactions:
Variable annuity deposits	3	6,552	21,971
Terminations, withdrawals and annuity payments	(116,551)	(111,874)	(310,375)
Transfers between subaccounts, net	47,159	137,604	103,191
Maintenance charges and mortality adjustments	(3,988)	(5,064)	(6,631)
Increase (decrease) in net assets from contract transactions	(73,377)	27,218	(191,844)
Total increase (decrease) in net assets	86,611	299,013	(49,527)
Net assets as of December 31, 2019	$719,271	$1,329,990	$879,462

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Health Care	Rydex VIF High Yield Strategy	Rydex VIF Internet
Net assets as of December 31, 2017	$4,726,672	$2,011,574	$1,541,358
Investment income (loss):
Dividend distributions	-	17,323	-
Investment Expenses:
Mortality and expense risk and administrative charges	(62,264)	(5,310)	(28,049)
Net investment income (loss)	(62,264)	12,013	(28,049)
Increase (decrease) in net assets from operations:
Capital gain distributions	62,833	-	37,238
Realized capital gain (loss) on investments	204,554	(52,733)	168,251
Change in unrealized appreciation (depreciation)	(286,857)	(18,330)	(372,483)
Net gain (loss) on investments	(19,470)	(71,063)	(166,994)
Net increase (decrease) in net assets from operations	(81,734)	(59,050)	(195,043)
Contract owner transactions:
Variable annuity deposits	95,500	70	17,494
Terminations, withdrawals and annuity payments	(951,241)	(17,837)	(241,212)
Transfers between subaccounts, net	761,247	(1,739,882)	965,998
Maintenance charges and mortality adjustments	(31,714)	(354)	(12,271)
Increase (decrease) in net assets from contract transactions	(126,208)	(1,758,003)	730,009
Total increase (decrease) in net assets	(207,942)	(1,817,053)	534,966
Net assets as of December 31, 2018	$4,518,730	$194,521	$2,076,324
Investment income (loss):
Dividend distributions	-	38,979	-
Investment Expenses:
Mortality and expense risk and administrative charges	(48,465)	(14,703)	(31,070)
Net investment income (loss)	(48,465)	24,276	(31,070)
Increase (decrease) in net assets from operations:
Capital gain distributions	71,067	-	-
Realized capital gain (loss) on investments	172,670	28,055	132,331
Change in unrealized appreciation (depreciation)	516,133	31,800	378,395
Net gain (loss) on investments	759,870	59,855	510,726
Net increase (decrease) in net assets from operations	711,405	84,131	479,656
Contract owner transactions:
Variable annuity deposits	5,562	-	106,800
Terminations, withdrawals and annuity payments	(533,349)	(69,481)	(515,910)
Transfers between subaccounts, net	(1,189,266)	3,180,801	188,192
Maintenance charges and mortality adjustments	(23,770)	(3,628)	(15,056)
Increase (decrease) in net assets from contract transactions	(1,740,823)	3,107,692	(235,974)
Total increase (decrease) in net assets	(1,029,418)	3,191,823	243,682
Net assets as of December 31, 2019	$3,489,312	$3,386,344	$2,320,006

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Inverse Dow 2x Strategy	Rydex VIF Inverse Government Long Bond Strategy	Rydex VIF Inverse Mid-Cap Strategy
Net assets as of December 31, 2017	$154,041	$654,922	$27,645
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(5,168)	(6,940)	(225)
Net investment income (loss)	(5,168)	(6,940)	(225)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(110,463)	16,443	(2,512)
Change in unrealized appreciation (depreciation)	62,973	3,363	3,508
Net gain (loss) on investments	(47,490)	19,806	996
Net increase (decrease) in net assets from operations	(52,658)	12,866	771
Contract owner transactions:
Variable annuity deposits	24,204	2,885	113
Terminations, withdrawals and annuity payments	(47,789)	(158,069)	(15,121)
Transfers between subaccounts, net	214,219	166,149	(1,193)
Maintenance charges and mortality adjustments	(2,291)	(2,608)	(140)
Increase (decrease) in net assets from contract transactions	188,343	8,357	(16,341)
Total increase (decrease) in net assets	135,685	21,223	(15,570)
Net assets as of December 31, 2018	$289,726	$676,145	$12,075
Investment income (loss):
Dividend distributions	-	-	43
Investment Expenses:
Mortality and expense risk and administrative charges	(2,748)	(4,899)	(199)
Net investment income (loss)	(2,748)	(4,899)	(156)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(98,439)	(31,966)	(1,949)
Change in unrealized appreciation (depreciation)	(4,107)	(32,824)	(1,142)
Net gain (loss) on investments	(102,546)	(64,790)	(3,091)
Net increase (decrease) in net assets from operations	(105,294)	(69,689)	(3,247)
Contract owner transactions:
Variable annuity deposits	6,559	205	4,086
Terminations, withdrawals and annuity payments	(118,550)	(33,414)	(2,761)
Transfers between subaccounts, net	59,063	(208,248)	380
Maintenance charges and mortality adjustments	(4,760)	(1,610)	(109)
Increase (decrease) in net assets from contract transactions	(57,688)	(243,067)	1,596
Total increase (decrease) in net assets	(162,982)	(312,756)	(1,651)
Net assets as of December 31, 2019	$126,744	$363,389	$10,424

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Inverse NASDAQ-100® Strategy	Rydex VIF Inverse Russell 2000® Strategy	Rydex VIF Inverse S&P 500 Strategy
Net assets as of December 31, 2017	$302,897	$218,138	$373,675
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(2,702)	(1,341)	(4,048)
Net investment income (loss)	(2,702)	(1,341)	(4,048)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(44,852)	(22,852)	29,823
Change in unrealized appreciation (depreciation)	53,707	28,743	43,474
Net gain (loss) on investments	8,855	5,891	73,297
Net increase (decrease) in net assets from operations	6,153	4,550	69,249
Contract owner transactions:
Variable annuity deposits	73,117	1,613	6,791
Terminations, withdrawals and annuity payments	(135,932)	(19,686)	(118,548)
Transfers between subaccounts, net	(130,055)	(113,828)	(153,492)
Maintenance charges and mortality adjustments	(1,642)	(599)	(714)
Increase (decrease) in net assets from contract transactions	(194,512)	(132,500)	(265,963)
Total increase (decrease) in net assets	(188,359)	(127,950)	(196,714)
Net assets as of December 31, 2018	$114,538	$90,188	$176,961
Investment income (loss):
Dividend distributions	662	385	2,536
Investment Expenses:
Mortality and expense risk and administrative charges	(1,785)	(625)	(2,933)
Net investment income (loss)	(1,123)	(240)	(397)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(7,115)	(10,908)	(8,100)
Change in unrealized appreciation (depreciation)	(9,382)	(4,347)	(25,041)
Net gain (loss) on investments	(16,497)	(15,255)	(33,141)
Net increase (decrease) in net assets from operations	(17,620)	(15,495)	(33,538)
Contract owner transactions:
Variable annuity deposits	7,157	183	8
Terminations, withdrawals and annuity payments	(6,431)	(6,370)	(17,809)
Transfers between subaccounts, net	(32,712)	(40,076)	79,556
Maintenance charges and mortality adjustments	(1,034)	(328)	(865)
Increase (decrease) in net assets from contract transactions	(33,020)	(46,591)	60,890
Total increase (decrease) in net assets	(50,640)	(62,086)	27,352
Net assets as of December 31, 2019	$63,898	$28,102	$204,313

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Japan 2x Strategy	Rydex VIF Leisure	Rydex VIF Mid-Cap 1.5x Strategy
Net assets as of December 31, 2017	$948,244	$727,858	$2,589,298
Investment income (loss):
Dividend distributions	-	2,439	3,501
Investment Expenses:
Mortality and expense risk and administrative charges	(8,928)	(10,367)	(24,663)
Net investment income (loss)	(8,928)	(7,928)	(21,162)
Increase (decrease) in net assets from operations:
Capital gain distributions	127,301	20,709	335,627
Realized capital gain (loss) on investments	131,125	13,125	(241,664)
Change in unrealized appreciation (depreciation)	(380,147)	(138,190)	(383,871)
Net gain (loss) on investments	(121,721)	(104,356)	(289,908)
Net increase (decrease) in net assets from operations	(130,649)	(112,284)	(311,070)
Contract owner transactions:
Variable annuity deposits	14,017	91,558	497
Terminations, withdrawals and annuity payments	(240,546)	(112,893)	(293,919)
Transfers between subaccounts, net	(154,300)	(36,496)	(283,136)
Maintenance charges and mortality adjustments	(5,434)	(4,803)	(8,067)
Increase (decrease) in net assets from contract transactions	(386,263)	(62,634)	(584,625)
Total increase (decrease) in net assets	(516,912)	(174,918)	(895,695)
Net assets as of December 31, 2018	$431,332	$552,940	$1,693,603
Investment income (loss):
Dividend distributions	6,439	1,664	12,316
Investment Expenses:
Mortality and expense risk and administrative charges	(6,026)	(7,288)	(19,179)
Net investment income (loss)	413	(5,624)	(6,863)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	6,663	-
Realized capital gain (loss) on investments	(38,549)	10,968	(153,837)
Change in unrealized appreciation (depreciation)	180,854	119,119	591,555
Net gain (loss) on investments	142,305	136,750	437,718
Net increase (decrease) in net assets from operations	142,718	131,126	430,855
Contract owner transactions:
Variable annuity deposits	262	751	2,208
Terminations, withdrawals and annuity payments	(52,459)	(37,957)	(339,492)
Transfers between subaccounts, net	59,351	(146,367)	(473,643)
Maintenance charges and mortality adjustments	(3,957)	(3,604)	(8,018)
Increase (decrease) in net assets from contract transactions	3,197	(187,177)	(818,945)
Total increase (decrease) in net assets	145,915	(56,051)	(388,090)
Net assets as of December 31, 2019	$577,247	$496,889	$1,305,513

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF NASDAQ-100®	Rydex VIF NASDAQ-100® 2x Strategy	Rydex VIF Nova
Net assets as of December 31, 2017	$5,795,893	$11,620,810	$4,187,700
Investment income (loss):
Dividend distributions	-	-	5,889
Investment Expenses:
Mortality and expense risk and administrative charges	(107,945)	(127,888)	(40,546)
Net investment income (loss)	(107,945)	(127,888)	(34,657)
Increase (decrease) in net assets from operations:
Capital gain distributions	322,679	1,662,595	216,566
Realized capital gain (loss) on investments	598,757	(834,516)	57,785
Change in unrealized appreciation (depreciation)	(786,158)	(3,972,218)	(516,590)
Net gain (loss) on investments	135,278	(3,144,139)	(242,239)
Net increase (decrease) in net assets from operations	27,333	(3,272,027)	(276,896)
Contract owner transactions:
Variable annuity deposits	7,986	325,292	37,426
Terminations, withdrawals and annuity payments	(986,932)	(2,051,358)	(244,917)
Transfers between subaccounts, net	330,721	4,366,592	(1,751,051)
Maintenance charges and mortality adjustments	(53,035)	(67,611)	(19,592)
Increase (decrease) in net assets from contract transactions	(701,260)	2,572,915	(1,978,134)
Total increase (decrease) in net assets	(673,927)	(699,112)	(2,255,030)
Net assets as of December 31, 2018	$5,121,966	$10,921,698	$1,932,670
Investment income (loss):
Dividend distributions	7,793	24,093	28,450
Investment Expenses:
Mortality and expense risk and administrative charges	(80,472)	(179,213)	(30,388)
Net investment income (loss)	(72,679)	(155,120)	(1,938)
Increase (decrease) in net assets from operations:
Capital gain distributions	140,908	-	-
Realized capital gain (loss) on investments	572,218	5,750,755	95,064
Change in unrealized appreciation (depreciation)	1,187,265	3,028,727	635,509
Net gain (loss) on investments	1,900,391	8,779,482	730,573
Net increase (decrease) in net assets from operations	1,827,712	8,624,362	728,635
Contract owner transactions:
Variable annuity deposits	194,788	44,189	209
Terminations, withdrawals and annuity payments	(893,943)	(733,670)	(301,498)
Transfers between subaccounts, net	5,550,278	(8,504,560)	423,747
Maintenance charges and mortality adjustments	(35,223)	(104,646)	(13,212)
Increase (decrease) in net assets from contract transactions	4,815,900	(9,298,687)	109,246
Total increase (decrease) in net assets	6,643,612	(674,325)	837,881
Net assets as of December 31, 2019	$11,765,578	$10,247,373	$2,770,551

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Precious Metals	Rydex VIF Real Estate	Rydex VIF Retailing
Net assets as of December 31, 2017	$3,851,108	$3,089,828	$593,650
Investment income (loss):
Dividend distributions	155,801	31,731	93
Investment Expenses:
Mortality and expense risk and administrative charges	(42,346)	(36,450)	(10,557)
Net investment income (loss)	113,455	(4,719)	(10,464)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(389,717)	(33,505)	11,537
Change in unrealized appreciation (depreciation)	(435,062)	(277,077)	(114,028)
Net gain (loss) on investments	(824,779)	(310,582)	(102,491)
Net increase (decrease) in net assets from operations	(711,324)	(315,301)	(112,955)
Contract owner transactions:
Variable annuity deposits	77,819	80,917	42,812
Terminations, withdrawals and annuity payments	(378,397)	(782,798)	(78,310)
Transfers between subaccounts, net	(92,114)	915,980	440,541
Maintenance charges and mortality adjustments	(16,501)	(18,169)	(5,353)
Increase (decrease) in net assets from contract transactions	(409,193)	195,930	399,690
Total increase (decrease) in net assets	(1,120,517)	(119,371)	286,735
Net assets as of December 31, 2018	$2,730,591	$2,970,457	$880,385
Investment income (loss):
Dividend distributions	-	98,798	-
Investment Expenses:
Mortality and expense risk and administrative charges	(41,104)	(53,821)	(10,984)
Net investment income (loss)	(41,104)	44,977	(10,984)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	48,747	-
Realized capital gain (loss) on investments	8,336	144,314	33,142
Change in unrealized appreciation (depreciation)	1,364,761	515,269	167,426
Net gain (loss) on investments	1,373,097	708,330	200,568
Net increase (decrease) in net assets from operations	1,331,993	753,307	189,584
Contract owner transactions:
Variable annuity deposits	33,016	99,712	58,954
Terminations, withdrawals and annuity payments	(371,012)	(737,471)	(54,081)
Transfers between subaccounts, net	547,840	1,780,118	(252,492)
Maintenance charges and mortality adjustments	(17,195)	(25,004)	(4,497)
Increase (decrease) in net assets from contract transactions	192,649	1,117,355	(252,116)
Total increase (decrease) in net assets	1,524,642	1,870,662	(62,532)
Net assets as of December 31, 2019	$4,255,233	$4,841,119	$817,853

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Russell 2000® 1.5x Strategy	Rydex VIF Russell 2000® 2x Strategy	Rydex VIF S&P 500 2x Strategy
Net assets as of December 31, 2017	$1,004,780	$4,313,602	$5,491,789
Investment income (loss):
Dividend distributions	-	-	2,062
Investment Expenses:
Mortality and expense risk and administrative charges	(20,688)	(42,953)	(58,038)
Net investment income (loss)	(20,688)	(42,953)	(55,976)
Increase (decrease) in net assets from operations:
Capital gain distributions	57,110	404,184	259,392
Realized capital gain (loss) on investments	(194,417)	83,912	(301,497)
Change in unrealized appreciation (depreciation)	(323,685)	(1,005,593)	(1,477,423)
Net gain (loss) on investments	(460,992)	(517,497)	(1,519,528)
Net increase (decrease) in net assets from operations	(481,680)	(560,450)	(1,575,504)
Contract owner transactions:
Variable annuity deposits	68,309	72,158	112,697
Terminations, withdrawals and annuity payments	(224,986)	(176,977)	(634,368)
Transfers between subaccounts, net	419,538	(2,517,207)	82,841
Maintenance charges and mortality adjustments	(11,319)	(27,708)	(22,594)
Increase (decrease) in net assets from contract transactions	251,542	(2,649,734)	(461,424)
Total increase (decrease) in net assets	(230,138)	(3,210,184)	(2,036,928)
Net assets as of December 31, 2018	$774,642	$1,103,418	$3,454,861
Investment income (loss):
Dividend distributions	-	6,124	-
Investment Expenses:
Mortality and expense risk and administrative charges	(10,281)	(20,327)	(52,774)
Net investment income (loss)	(10,281)	(14,203)	(52,774)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(5,832)	(240,816)	1,556,096
Change in unrealized appreciation (depreciation)	260,178	552,340	1,232,618
Net gain (loss) on investments	254,346	311,524	2,788,714
Net increase (decrease) in net assets from operations	244,065	297,321	2,735,940
Contract owner transactions:
Variable annuity deposits	451	5,380	18,816
Terminations, withdrawals and annuity payments	(75,226)	(169,108)	(577,226)
Transfers between subaccounts, net	(148,491)	150,475	(914,995)
Maintenance charges and mortality adjustments	(5,818)	(11,299)	(18,062)
Increase (decrease) in net assets from contract transactions	(229,084)	(24,552)	(1,491,467)
Total increase (decrease) in net assets	14,981	272,769	1,244,473
Net assets as of December 31, 2019	$789,623	$1,376,187	$4,699,334

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF S&P 500 Pure Growth	Rydex VIF S&P 500 Pure Value	Rydex VIF S&P MidCap 400 Pure Growth
Net assets as of December 31, 2017	$8,216,326	$5,411,096	$3,944,404
Investment income (loss):
Dividend distributions	-	30,717	-
Investment Expenses:
Mortality and expense risk and administrative charges	(95,806)	(64,215)	(52,468)
Net investment income (loss)	(95,806)	(33,498)	(52,468)
Increase (decrease) in net assets from operations:
Capital gain distributions	503,216	349,312	259,424
Realized capital gain (loss) on investments	305,543	(305,147)	175,282
Change in unrealized appreciation (depreciation)	(1,145,306)	(1,463,390)	(931,922)
Net gain (loss) on investments	(336,547)	(1,419,225)	(497,216)
Net increase (decrease) in net assets from operations	(432,353)	(1,452,723)	(549,684)
Contract owner transactions:
Variable annuity deposits	15,558	23,315	11,025
Terminations, withdrawals and annuity payments	(1,266,877)	(808,770)	(459,104)
Transfers between subaccounts, net	(1,097,766)	3,179,025	(194,753)
Maintenance charges and mortality adjustments	(34,629)	(29,284)	(26,583)
Increase (decrease) in net assets from contract transactions	(2,383,714)	2,364,286	(669,415)
Total increase (decrease) in net assets	(2,816,067)	911,563	(1,219,099)
Net assets as of December 31, 2018	$5,400,259	$6,322,659	$2,725,305
Investment income (loss):
Dividend distributions	-	59,158	-
Investment Expenses:
Mortality and expense risk and administrative charges	(65,688)	(91,014)	(33,291)
Net investment income (loss)	(65,688)	(31,856)	(33,291)
Increase (decrease) in net assets from operations:
Capital gain distributions	117,388	88,678	-
Realized capital gain (loss) on investments	181,483	(56,313)	(127,557)
Change in unrealized appreciation (depreciation)	911,250	1,457,281	506,262
Net gain (loss) on investments	1,210,121	1,489,646	378,705
Net increase (decrease) in net assets from operations	1,144,433	1,457,790	345,414
Contract owner transactions:
Variable annuity deposits	33,219	64,903	84,834
Terminations, withdrawals and annuity payments	(791,545)	(913,019)	(422,116)
Transfers between subaccounts, net	(565,530)	1,552,382	(400,524)
Maintenance charges and mortality adjustments	(26,670)	(42,481)	(15,838)
Increase (decrease) in net assets from contract transactions	(1,350,526)	661,785	(753,644)
Total increase (decrease) in net assets	(206,093)	2,119,575	(408,230)
Net assets as of December 31, 2019	$5,194,166	$8,442,234	$2,317,075

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF S&P MidCap 400 Pure Value	Rydex VIF S&P SmallCap 600 Pure Growth	Rydex VIF S&P SmallCap 600 Pure Value
Net assets as of December 31, 2017	$1,781,586	$4,003,685	$2,157,980
Investment income (loss):
Dividend distributions	-	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(18,346)	(61,907)	(31,579)
Net investment income (loss)	(18,346)	(61,907)	(31,579)
Increase (decrease) in net assets from operations:
Capital gain distributions	219,823	132,420	-
Realized capital gain (loss) on investments	(26,747)	213,991	(38,833)
Change in unrealized appreciation (depreciation)	(466,130)	(916,302)	(455,555)
Net gain (loss) on investments	(273,054)	(569,891)	(494,388)
Net increase (decrease) in net assets from operations	(291,400)	(631,798)	(525,967)
Contract owner transactions:
Variable annuity deposits	7,233	47,301	83,064
Terminations, withdrawals and annuity payments	(124,853)	(795,432)	(436,386)
Transfers between subaccounts, net	(243,099)	506,697	(26,405)
Maintenance charges and mortality adjustments	(7,163)	(24,708)	(14,913)
Increase (decrease) in net assets from contract transactions	(367,882)	(266,142)	(394,640)
Total increase (decrease) in net assets	(659,282)	(897,940)	(920,607)
Net assets as of December 31, 2018	$1,122,304	$3,105,745	$1,237,373
Investment income (loss):
Dividend distributions	-	-	3,734
Investment Expenses:
Mortality and expense risk and administrative charges	(18,739)	(27,426)	(16,105)
Net investment income (loss)	(18,739)	(27,426)	(12,371)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	(179,308)	(238,756)	(24,726)
Change in unrealized appreciation (depreciation)	386,790	547,988	300,795
Net gain (loss) on investments	207,482	309,232	276,069
Net increase (decrease) in net assets from operations	188,743	281,806	263,698
Contract owner transactions:
Variable annuity deposits	47,104	87,006	32,171
Terminations, withdrawals and annuity payments	(198,733)	(363,978)	(203,562)
Transfers between subaccounts, net	244,455	(1,216,160)	(175,452)
Maintenance charges and mortality adjustments	(7,345)	(12,114)	(6,907)
Increase (decrease) in net assets from contract transactions	85,481	(1,505,246)	(353,750)
Total increase (decrease) in net assets	274,224	(1,223,440)	(90,052)
Net assets as of December 31, 2019	$1,396,528	$1,882,305	$1,147,321

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Strengthening Dollar 2x Strategy	Rydex VIF Technology	Rydex VIF Telecommunications
Net assets as of December 31, 2017	$496,109	$4,118,435	$599,204
Investment income (loss):
Dividend distributions	-	-	4,667
Investment Expenses:
Mortality and expense risk and administrative charges	(6,464)	(51,813)	(8,076)
Net investment income (loss)	(6,464)	(51,813)	(3,409)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	105,116	13,058
Realized capital gain (loss) on investments	(8,538)	417,049	3,235
Change in unrealized appreciation (depreciation)	63,497	(559,611)	(60,902)
Net gain (loss) on investments	54,959	(37,446)	(44,609)
Net increase (decrease) in net assets from operations	48,495	(89,259)	(48,018)
Contract owner transactions:
Variable annuity deposits	6,673	17,141	680
Terminations, withdrawals and annuity payments	(37,970)	(769,689)	(30,076)
Transfers between subaccounts, net	(15,149)	(327,727)	139,028
Maintenance charges and mortality adjustments	(3,234)	(22,807)	(3,953)
Increase (decrease) in net assets from contract transactions	(49,680)	(1,103,082)	105,679
Total increase (decrease) in net assets	(1,185)	(1,192,341)	57,661
Net assets as of December 31, 2018	$494,924	$2,926,094	$656,865
Investment income (loss):
Dividend distributions	4,144	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(5,673)	(48,519)	(9,207)
Net investment income (loss)	(1,529)	(48,519)	(9,207)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	130,532	-
Realized capital gain (loss) on investments	20,316	269,878	206
Change in unrealized appreciation (depreciation)	1,778	762,488	75,595
Net gain (loss) on investments	22,094	1,162,898	75,801
Net increase (decrease) in net assets from operations	20,565	1,114,379	66,594
Contract owner transactions:
Variable annuity deposits	6,149	32,390	-
Terminations, withdrawals and annuity payments	(147,434)	(469,196)	(18,109)
Transfers between subaccounts, net	(126,023)	596,764	(9,743)
Maintenance charges and mortality adjustments	(5,352)	(21,132)	(4,100)
Increase (decrease) in net assets from contract transactions	(272,660)	138,826	(31,952)
Total increase (decrease) in net assets	(252,095)	1,253,205	34,642
Net assets as of December 31, 2019	$242,829	$4,179,299	$691,507

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Transportation	Rydex VIF U.S. Government Money Market	Rydex VIF Utilities
Net assets as of December 31, 2017	$1,880,865	$70,482,464	$4,899,581
Investment income (loss):
Dividend distributions	-	332,971	52,614
Investment Expenses:
Mortality and expense risk and administrative charges	(8,042)	(708,096)	(46,221)
Net investment income (loss)	(8,042)	(375,125)	6,393
Increase (decrease) in net assets from operations:
Capital gain distributions	20,677	1,277	14,287
Realized capital gain (loss) on investments	114,237	(1)	(39,583)
Change in unrealized appreciation (depreciation)	(277,764)	-	6,069
Net gain (loss) on investments	(142,850)	1,276	(19,227)
Net increase (decrease) in net assets from operations	(150,892)	(373,849)	(12,834)
Contract owner transactions:
Variable annuity deposits	119,078	14,570,638	45,247
Terminations, withdrawals and annuity payments	(443,892)	(15,869,095)	(766,061)
Transfers between subaccounts, net	(950,521)	9,488,590	(284,683)
Maintenance charges and mortality adjustments	(3,220)	(190,636)	(20,450)
Increase (decrease) in net assets from contract transactions	(1,278,555)	7,999,497	(1,025,947)
Total increase (decrease) in net assets	(1,429,447)	7,625,648	(1,038,781)
Net assets as of December 31, 2018	$451,418	$78,108,112	$3,860,800
Investment income (loss):
Dividend distributions	-	484,615	12,346
Investment Expenses:
Mortality and expense risk and administrative charges	(4,515)	(669,518)	(65,502)
Net investment income (loss)	(4,515)	(184,903)	(53,156)
Increase (decrease) in net assets from operations:
Capital gain distributions	135	-	-
Realized capital gain (loss) on investments	(24,361)	(1)	382,802
Change in unrealized appreciation (depreciation)	99,809	-	512,344
Net gain (loss) on investments	75,583	(1)	895,146
Net increase (decrease) in net assets from operations	71,068	(184,904)	841,990
Contract owner transactions:
Variable annuity deposits	61	5,180,344	376,560
Terminations, withdrawals and annuity payments	(44,470)	(12,462,946)	(860,583)
Transfers between subaccounts, net	(153,843)	(26,500,076)	1,242,122
Maintenance charges and mortality adjustments	(2,315)	(178,747)	(24,574)
Increase (decrease) in net assets from contract transactions	(200,567)	(33,961,425)	733,525
Total increase (decrease) in net assets	(129,499)	(34,146,329)	1,575,515
Net assets as of December 31, 2019	$321,919	$43,961,783	$5,436,315

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Rydex VIF Weakening Dollar 2x Strategy	SEI VP Balanced Strategy	SEI VP Conservative Strategy
Net assets as of December 31, 2017	$285,004	$252,760	$33,421
Investment income (loss):
Dividend distributions	-	5,108	511
Investment Expenses:
Mortality and expense risk and administrative charges	(3,265)	(3,620)	(316)
Net investment income (loss)	(3,265)	1,488	195
Increase (decrease) in net assets from operations:
Capital gain distributions	-	2,863	473
Realized capital gain (loss) on investments	(6,666)	77	1
Change in unrealized appreciation (depreciation)	(24,547)	(25,153)	(1,741)
Net gain (loss) on investments	(31,213)	(22,213)	(1,267)
Net increase (decrease) in net assets from operations	(34,478)	(20,725)	(1,072)
Contract owner transactions:
Variable annuity deposits	4,832	-	-
Terminations, withdrawals and annuity payments	(34,449)	-	-
Transfers between subaccounts, net	(14,612)	-	-
Maintenance charges and mortality adjustments	(1,321)	-	-
Increase (decrease) in net assets from contract transactions	(45,550)	-	-
Total increase (decrease) in net assets	(80,028)	(20,725)	(1,072)
Net assets as of December 31, 2018	$204,976	$232,035	$32,349
Investment income (loss):
Dividend distributions	1,724	1,593	788
Investment Expenses:
Mortality and expense risk and administrative charges	(2,363)	(3,033)	(335)
Net investment income (loss)	(639)	(1,440)	453
Increase (decrease) in net assets from operations:
Capital gain distributions	-	3,845	391
Realized capital gain (loss) on investments	(21,828)	11,011	317
Change in unrealized appreciation (depreciation)	10,069	14,185	1,834
Net gain (loss) on investments	(11,759)	29,041	2,542
Net increase (decrease) in net assets from operations	(12,398)	27,601	2,995
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	(20,532)	(259,562)	(460)
Transfers between subaccounts, net	(7,839)	(74)	46
Maintenance charges and mortality adjustments	(1,114)	-	-
Increase (decrease) in net assets from contract transactions	(29,485)	(259,636)	(414)
Total increase (decrease) in net assets	(41,883)	(232,035)	2,581
Net assets as of December 31, 2019	$163,093	$-	$34,930

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	SEI VP Defensive Strategy	SEI VP Market Growth Strategy	SEI VP Market Plus Strategy
Net assets as of December 31, 2017	$153,171	$19,034	$81,517
Investment income (loss):
Dividend distributions	1,856	363	864
Investment Expenses:
Mortality and expense risk and administrative charges	(2,220)	(273)	(278)
Net investment income (loss)	(364)	90	586
Increase (decrease) in net assets from operations:
Capital gain distributions	1,295	142	-
Realized capital gain (loss) on investments	(26)	23	2,782
Change in unrealized appreciation (depreciation)	(4,522)	(2,048)	(8,370)
Net gain (loss) on investments	(3,253)	(1,883)	(5,588)
Net increase (decrease) in net assets from operations	(3,617)	(1,793)	(5,002)
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	(36,491)
Transfers between subaccounts, net	-	-	-
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	-	-	(36,491)
Total increase (decrease) in net assets	(3,617)	(1,793)	(41,493)
Net assets as of December 31, 2018	$149,554	$17,241	$40,024
Investment income (loss):
Dividend distributions	2,224	534	1,132
Investment Expenses:
Mortality and expense risk and administrative charges	(1,660)	(277)	(203)
Net investment income (loss)	564	257	929
Increase (decrease) in net assets from operations:
Capital gain distributions	374	391	1,734
Realized capital gain (loss) on investments	(1,108)	22	11
Change in unrealized appreciation (depreciation)	5,163	2,239	5,788
Net gain (loss) on investments	4,429	2,652	7,533
Net increase (decrease) in net assets from operations	4,993	2,909	8,462
Contract owner transactions:
Variable annuity deposits	1,988	-	-
Terminations, withdrawals and annuity payments	(45,067)	-	-
Transfers between subaccounts, net	17,763	-	-
Maintenance charges and mortality adjustments	(16)	-	-
Increase (decrease) in net assets from contract transactions	(25,332)	-	-
Total increase (decrease) in net assets	(20,339)	2,909	8,462
Net assets as of December 31, 2019	$129,215	$20,150	$48,486

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	SEI VP Moderate Strategy	T. Rowe Price Blue Chip Growth	T. Rowe Price Capital Appreciation
Net assets as of December 31, 2017	$33,293	$4,533,966	$7,651,030
Investment income (loss):
Dividend distributions	588	-	142,684
Investment Expenses:
Mortality and expense risk and administrative charges	(478)	(22,267)	(70,079)
Net investment income (loss)	110	(22,267)	72,605
Increase (decrease) in net assets from operations:
Capital gain distributions	1,066	83,566	327,924
Realized capital gain (loss) on investments	6	823,458	169,994
Change in unrealized appreciation (depreciation)	(2,998)	(855,154)	(583,330)
Net gain (loss) on investments	(1,926)	51,870	(85,412)
Net increase (decrease) in net assets from operations	(1,816)	29,603	(12,807)
Contract owner transactions:
Variable annuity deposits	-	398,650	176,015
Terminations, withdrawals and annuity payments	-	(276,240)	(1,089,038)
Transfers between subaccounts, net	-	(2,228,358)	265,068
Maintenance charges and mortality adjustments	-	(754)	(20,594)
Increase (decrease) in net assets from contract transactions	-	(2,106,702)	(668,549)
Total increase (decrease) in net assets	(1,816)	(2,077,099)	(681,356)
Net assets as of December 31, 2018	$31,477	$2,456,867	$6,969,674
Investment income (loss):
Dividend distributions	1,300	-	95,458
Investment Expenses:
Mortality and expense risk and administrative charges	(550)	(21,951)	(69,596)
Net investment income (loss)	750	(21,951)	25,862
Increase (decrease) in net assets from operations:
Capital gain distributions	1,247	73,086	327,985
Realized capital gain (loss) on investments	455	368,397	184,560
Change in unrealized appreciation (depreciation)	2,803	250,188	1,004,525
Net gain (loss) on investments	4,505	691,671	1,517,070
Net increase (decrease) in net assets from operations	5,255	669,720	1,542,932
Contract owner transactions:
Variable annuity deposits	-	198,507	172,694
Terminations, withdrawals and annuity payments	(618)	(401,912)	(1,014,156)
Transfers between subaccounts, net	10,828	(116,084)	332,675
Maintenance charges and mortality adjustments	-	(810)	(20,008)
Increase (decrease) in net assets from contract transactions	10,210	(320,299)	(528,795)
Total increase (decrease) in net assets	15,465	349,421	1,014,137
Net assets as of December 31, 2019	$46,942	$2,806,288	$7,983,811

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	T. Rowe Price Equity Income	T. Rowe Price Growth Stock	T. Rowe Price Health Sciences
Net assets as of December 31, 2017	$987,840	$6,410,050	$8,172,690
Investment income (loss):
Dividend distributions	9,921	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(4,589)	(60,233)	(63,508)
Net investment income (loss)	5,332	(60,233)	(63,508)
Increase (decrease) in net assets from operations:
Capital gain distributions	44,385	493,544	471,632
Realized capital gain (loss) on investments	(9,104)	298,852	162,435
Change in unrealized appreciation (depreciation)	(102,814)	(860,814)	(699,532)
Net gain (loss) on investments	(67,533)	(68,418)	(65,465)
Net increase (decrease) in net assets from operations	(62,201)	(128,651)	(128,973)
Contract owner transactions:
Variable annuity deposits	13,694	145,208	1,121,788
Terminations, withdrawals and annuity payments	(64,363)	(747,697)	(911,236)
Transfers between subaccounts, net	(434,186)	254,618	(859,356)
Maintenance charges and mortality adjustments	(12)	(23,366)	(26,079)
Increase (decrease) in net assets from contract transactions	(484,867)	(371,237)	(674,883)
Total increase (decrease) in net assets	(547,068)	(499,888)	(803,856)
Net assets as of December 31, 2018	$440,772	$5,910,162	$7,368,834
Investment income (loss):
Dividend distributions	10,712	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(4,207)	(59,537)	(68,263)
Net investment income (loss)	6,505	(59,537)	(68,263)
Increase (decrease) in net assets from operations:
Capital gain distributions	36,031	117,333	411,912
Realized capital gain (loss) on investments	(7,409)	234,804	116,939
Change in unrealized appreciation (depreciation)	90,242	1,359,841	1,597,764
Net gain (loss) on investments	118,864	1,711,978	2,126,615
Net increase (decrease) in net assets from operations	125,369	1,652,441	2,058,352
Contract owner transactions:
Variable annuity deposits	-	282,504	1,169,554
Terminations, withdrawals and annuity payments	(106,245)	(770,089)	(1,091,651)
Transfers between subaccounts, net	148,879	(176,600)	(27,213)
Maintenance charges and mortality adjustments	(12)	(19,274)	(25,672)
Increase (decrease) in net assets from contract transactions	42,622	(683,459)	25,018
Total increase (decrease) in net assets	167,991	968,982	2,083,370
Net assets as of December 31, 2019	$608,763	$6,879,144	$9,452,204

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	T. Rowe Price Limited-Term Bond	T. Rowe Price Retirement 2010	T. Rowe Price Retirement 2015
Net assets as of December 31, 2017	$222,916	$1,407	$22,271
Investment income (loss):
Dividend distributions	2,702	23	349
Investment Expenses:
Mortality and expense risk and administrative charges	(1,265)	(14)	(205)
Net investment income (loss)	1,437	9	144
Increase (decrease) in net assets from operations:
Capital gain distributions	-	75	1,556
Realized capital gain (loss) on investments	(2,937)	2	326
Change in unrealized appreciation (depreciation)	1,172	(157)	(3,249)
Net gain (loss) on investments	(1,765)	(80)	(1,367)
Net increase (decrease) in net assets from operations	(328)	(71)	(1,223)
Contract owner transactions:
Variable annuity deposits	125	-	743
Terminations, withdrawals and annuity payments	(51,235)	-	(304)
Transfers between subaccounts, net	2,385	-	(33)
Maintenance charges and mortality adjustments	(23)	(4)	(37)
Increase (decrease) in net assets from contract transactions	(48,748)	(4)	369
Total increase (decrease) in net assets	(49,076)	(75)	(854)
Net assets as of December 31, 2018	$173,840	$1,332	$21,417
Investment income (loss):
Dividend distributions	942	26	2,170
Investment Expenses:
Mortality and expense risk and administrative charges	(528)	(14)	(1,016)
Net investment income (loss)	414	12	1,154
Increase (decrease) in net assets from operations:
Capital gain distributions	-	33	3,819
Realized capital gain (loss) on investments	(252)	2	55
Change in unrealized appreciation (depreciation)	1,052	146	9,540
Net gain (loss) on investments	800	181	13,414
Net increase (decrease) in net assets from operations	1,214	193	14,568
Contract owner transactions:
Variable annuity deposits	-	-	11,866
Terminations, withdrawals and annuity payments	(22,433)	-	(289)
Transfers between subaccounts, net	(111,477)	-	82,837
Maintenance charges and mortality adjustments	(24)	(5)	(53)
Increase (decrease) in net assets from contract transactions	(133,934)	(5)	94,361
Total increase (decrease) in net assets	(132,720)	188	108,929
Net assets as of December 31, 2019	$41,120	$1,520	$130,346

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	T. Rowe Price Retirement 2020	T. Rowe Price Retirement 2025	T. Rowe Price Retirement 2030
Net assets as of December 31, 2017	$158,075	$109,989	$38,526
Investment income (loss):
Dividend distributions	1,203	988	1,315
Investment Expenses:
Mortality and expense risk and administrative charges	(912)	(734)	(788)
Net investment income (loss)	291	254	527
Increase (decrease) in net assets from operations:
Capital gain distributions	5,377	3,608	6,704
Realized capital gain (loss) on investments	5,723	3,226	25
Change in unrealized appreciation (depreciation)	(17,927)	(13,018)	(16,253)
Net gain (loss) on investments	(6,827)	(6,184)	(9,524)
Net increase (decrease) in net assets from operations	(6,536)	(5,930)	(8,997)
Contract owner transactions:
Variable annuity deposits	12,944	3,602	33,506
Terminations, withdrawals and annuity payments	(518)	(34,540)	-
Transfers between subaccounts, net	(83,889)	(1,822)	41,405
Maintenance charges and mortality adjustments	(410)	(1,396)	(247)
Increase (decrease) in net assets from contract transactions	(71,873)	(34,156)	74,664
Total increase (decrease) in net assets	(78,409)	(40,086)	65,667
Net assets as of December 31, 2018	$79,666	$69,903	$104,193
Investment income (loss):
Dividend distributions	1,662	1,091	2,368
Investment Expenses:
Mortality and expense risk and administrative charges	(850)	(641)	(1,380)
Net investment income (loss)	812	450	988
Increase (decrease) in net assets from operations:
Capital gain distributions	3,417	2,100	6,051
Realized capital gain (loss) on investments	93	691	20
Change in unrealized appreciation (depreciation)	10,539	9,573	19,534
Net gain (loss) on investments	14,049	12,364	25,605
Net increase (decrease) in net assets from operations	14,861	12,814	26,593
Contract owner transactions:
Variable annuity deposits	13,056	3,232	23,399
Terminations, withdrawals and annuity payments	(998)	(13,491)	-
Transfers between subaccounts, net	-	1,940	23,376
Maintenance charges and mortality adjustments	(403)	(440)	(293)
Increase (decrease) in net assets from contract transactions	11,655	(8,759)	46,482
Total increase (decrease) in net assets	26,516	4,055	73,075
Net assets as of December 31, 2019	$106,182	$73,958	$177,268

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	T. Rowe Price Retirement 2035	T. Rowe Price Retirement 2040	T. Rowe Price Retirement 2045
Net assets as of December 31, 2017	$23,749	$117,620	$-
Investment income (loss):
Dividend distributions	289	1,049	-
Investment Expenses:
Mortality and expense risk and administrative charges	(237)	(1,075)	-
Net investment income (loss)	52	(26)	-
Increase (decrease) in net assets from operations:
Capital gain distributions	1,674	7,865	-
Realized capital gain (loss) on investments	45	58	-
Change in unrealized appreciation (depreciation)	(4,138)	(18,062)	-
Net gain (loss) on investments	(2,419)	(10,139)	-
Net increase (decrease) in net assets from operations	(2,367)	(10,165)	-
Contract owner transactions:
Variable annuity deposits	5,120	1,470	-
Terminations, withdrawals and annuity payments	-	(3)	-
Transfers between subaccounts, net	-	(687)	-
Maintenance charges and mortality adjustments	(181)	(168)	-
Increase (decrease) in net assets from contract transactions	4,939	612	-
Total increase (decrease) in net assets	2,572	(9,553)	-
Net assets as of December 31, 2018	$26,321	$108,067	$-
Investment income (loss):
Dividend distributions	761	534	10
Investment Expenses:
Mortality and expense risk and administrative charges	(366)	(439)	(3)
Net investment income (loss)	395	95	7
Increase (decrease) in net assets from operations:
Capital gain distributions	2,346	2,066	41
Realized capital gain (loss) on investments	35	(4,977)	(1)
Change in unrealized appreciation (depreciation)	5,147	15,274	18
Net gain (loss) on investments	7,528	12,363	58
Net increase (decrease) in net assets from operations	7,923	12,458	65
Contract owner transactions:
Variable annuity deposits	5,402	2,489	900
Terminations, withdrawals and annuity payments	-	(74,216)	-
Transfers between subaccounts, net	23,015	-	-
Maintenance charges and mortality adjustments	(220)	(321)	(2)
Increase (decrease) in net assets from contract transactions	28,197	(72,048)	898
Total increase (decrease) in net assets	36,120	(59,590)	963
Net assets as of December 31, 2019	$62,441	$48,477	$963

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	T. Rowe Price Retirement 2050	T. Rowe Price Retirement 2055	T. Rowe Price Retirement Balanced
Net assets as of December 31, 2017	$150	$34,171	$271,966
Investment income (loss):
Dividend distributions	14	263	1,834
Investment Expenses:
Mortality and expense risk and administrative charges	(7)	(311)	(1,432)
Net investment income (loss)	7	(48)	402
Increase (decrease) in net assets from operations:
Capital gain distributions	106	1,798	6,798
Realized capital gain (loss) on investments	(2)	45	5,305
Change in unrealized appreciation (depreciation)	(276)	(4,839)	(21,506)
Net gain (loss) on investments	(172)	(2,996)	(9,403)
Net increase (decrease) in net assets from operations	(165)	(3,044)	(9,001)
Contract owner transactions:
Variable annuity deposits	1,649	-	20,638
Terminations, withdrawals and annuity payments	-	-	(131,540)
Transfers between subaccounts, net	-	-	(10,097)
Maintenance charges and mortality adjustments	(34)	(90)	(779)
Increase (decrease) in net assets from contract transactions	1,615	(90)	(121,778)
Total increase (decrease) in net assets	1,450	(3,134)	(130,779)
Net assets as of December 31, 2018	$1,600	$31,037	$141,187
Investment income (loss):
Dividend distributions	31	407	2,506
Investment Expenses:
Mortality and expense risk and administrative charges	(23)	(324)	(1,574)
Net investment income (loss)	8	83	932
Increase (decrease) in net assets from operations:
Capital gain distributions	127	1,461	2,552
Realized capital gain (loss) on investments	1	36	1,150
Change in unrealized appreciation (depreciation)	363	5,823	17,902
Net gain (loss) on investments	491	7,320	21,604
Net increase (decrease) in net assets from operations	499	7,403	22,536
Contract owner transactions:
Variable annuity deposits	1,050	1,189	18,946
Terminations, withdrawals and annuity payments	-	-	(4,291)
Transfers between subaccounts, net	-	-	(1,982)
Maintenance charges and mortality adjustments	(41)	(97)	(900)
Increase (decrease) in net assets from contract transactions	1,009	1,092	11,773
Total increase (decrease) in net assets	1,508	8,495	34,309
Net assets as of December 31, 2019	$3,108	$39,532	$175,496

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Templeton Developing Markets VIP Fund	Templeton Foreign VIP Fund	Templeton Global Bond VIP Fund
Net assets as of December 31, 2017	$7,306,044	$3,508,060	$1,997,443
Investment income (loss):
Dividend distributions	42,008	82,468	-
Investment Expenses:
Mortality and expense risk and administrative charges	(65,334)	(34,662)	(14,869)
Net investment income (loss)	(23,326)	47,806	(14,869)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	-	-
Realized capital gain (loss) on investments	468,784	6,580	(16,843)
Change in unrealized appreciation (depreciation)	(1,295,723)	(570,950)	30,557
Net gain (loss) on investments	(826,939)	(564,370)	13,714
Net increase (decrease) in net assets from operations	(850,265)	(516,564)	(1,155)
Contract owner transactions:
Variable annuity deposits	244,608	31,487	144,952
Terminations, withdrawals and annuity payments	(1,088,300)	(343,961)	(412,316)
Transfers between subaccounts, net	(1,617,871)	(80,312)	519,823
Maintenance charges and mortality adjustments	(28,352)	(12,972)	(4,094)
Increase (decrease) in net assets from contract transactions	(2,489,915)	(405,758)	248,365
Total increase (decrease) in net assets	(3,340,180)	(922,322)	247,210
Net assets as of December 31, 2018	$3,965,864	$2,585,738	$2,244,653
Investment income (loss):
Dividend distributions	41,047	39,414	146,309
Investment Expenses:
Mortality and expense risk and administrative charges	(48,118)	(26,944)	(13,986)
Net investment income (loss)	(7,071)	12,470	132,323
Increase (decrease) in net assets from operations:
Capital gain distributions	-	23,526	-
Realized capital gain (loss) on investments	154,384	(99,922)	4,102
Change in unrealized appreciation (depreciation)	699,926	324,205	(104,200)
Net gain (loss) on investments	854,310	247,809	(100,098)
Net increase (decrease) in net assets from operations	847,239	260,279	32,225
Contract owner transactions:
Variable annuity deposits	142,607	3,394	163,282
Terminations, withdrawals and annuity payments	(393,271)	(856,387)	(126,047)
Transfers between subaccounts, net	1,093,265	293,219	(360,202)
Maintenance charges and mortality adjustments	(20,329)	(9,911)	(2,416)
Increase (decrease) in net assets from contract transactions	822,272	(569,685)	(325,383)
Total increase (decrease) in net assets	1,669,511	(309,406)	(293,158)
Net assets as of December 31, 2019	$5,635,375	$2,276,332	$1,951,495

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Templeton Growth VIP Fund	Third Avenue Value	VanEck VIP Global Gold
Net assets as of December 31, 2017	$3,960	$20,337	$207,697
Investment income (loss):
Dividend distributions	76	368	5,438
Investment Expenses:
Mortality and expense risk and administrative charges	(68)	(288)	(2,485)
Net investment income (loss)	8	80	2,953
Increase (decrease) in net assets from operations:
Capital gain distributions	323	-	-
Realized capital gain (loss) on investments	(390)	4	(659)
Change in unrealized appreciation (depreciation)	(976)	(4,457)	(36,768)
Net gain (loss) on investments	(1,043)	(4,453)	(37,427)
Net increase (decrease) in net assets from operations	(1,035)	(4,373)	(34,474)
Contract owner transactions:
Variable annuity deposits	-	-	7,972
Terminations, withdrawals and annuity payments	(337)	-	(8,238)
Transfers between subaccounts, net	735	-	(16,677)
Maintenance charges and mortality adjustments	-	-	(198)
Increase (decrease) in net assets from contract transactions	398	-	(17,141)
Total increase (decrease) in net assets	(637)	(4,373)	(51,615)
Net assets as of December 31, 2018	$3,323	$15,964	$156,082
Investment income (loss):
Dividend distributions	98	47	-
Investment Expenses:
Mortality and expense risk and administrative charges	(51)	(247)	(2,525)
Net investment income (loss)	47	(200)	(2,525)
Increase (decrease) in net assets from operations:
Capital gain distributions	672	-	-
Realized capital gain (loss) on investments	(15)	(35)	(3,201)
Change in unrealized appreciation (depreciation)	(256)	1,965	58,865
Net gain (loss) on investments	401	1,930	55,664
Net increase (decrease) in net assets from operations	448	1,730	53,139
Contract owner transactions:
Variable annuity deposits	-	-	13,405
Terminations, withdrawals and annuity payments	-	-	(13,166)
Transfers between subaccounts, net	-	-	(4,852)
Maintenance charges and mortality adjustments	-	-	(226)
Increase (decrease) in net assets from contract transactions	-	-	(4,839)
Total increase (decrease) in net assets	448	1,730	48,300
Net assets as of December 31, 2019	$3,771	$17,694	$204,382

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	VanEck VIP Global Hard Assets	Vanguard® VIF Balanced	Vanguard® VIF Capital Growth
Net assets as of December 31, 2017	$217,335	$113,284	$351,810
Investment income (loss):
Dividend distributions	-	42,633	3,227
Investment Expenses:
Mortality and expense risk and administrative charges	(2,665)	(11,550)	(6,886)
Net investment income (loss)	(2,665)	31,083	(3,659)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	90,013	10,127
Realized capital gain (loss) on investments	(25,699)	(28,470)	7,547
Change in unrealized appreciation (depreciation)	(39,298)	(29,004)	(24,631)
Net gain (loss) on investments	(64,997)	32,539	(6,957)
Net increase (decrease) in net assets from operations	(67,662)	63,622	(10,616)
Contract owner transactions:
Variable annuity deposits	11,299	442,289	12,250
Terminations, withdrawals and annuity payments	(16,444)	(68,414)	(1,110)
Transfers between subaccounts, net	(51,850)	(27,447)	12,555
Maintenance charges and mortality adjustments	(100)	-	(108)
Increase (decrease) in net assets from contract transactions	(57,095)	346,428	23,587
Total increase (decrease) in net assets	(124,757)	410,050	12,971
Net assets as of December 31, 2018	$92,578	$523,334	$364,781
Investment income (loss):
Dividend distributions	-	15,482	10,502
Investment Expenses:
Mortality and expense risk and administrative charges	(1,235)	(5,995)	(8,694)
Net investment income (loss)	(1,235)	9,487	1,808
Increase (decrease) in net assets from operations:
Capital gain distributions	-	31,129	25,669
Realized capital gain (loss) on investments	(3,689)	(1,591)	14,568
Change in unrealized appreciation (depreciation)	14,596	81,696	120,881
Net gain (loss) on investments	10,907	111,234	161,118
Net increase (decrease) in net assets from operations	9,672	120,721	162,926
Contract owner transactions:
Variable annuity deposits	6,012	-	-
Terminations, withdrawals and annuity payments	(10,421)	(9,609)	(109,493)
Transfers between subaccounts, net	(3,482)	97,128	491,691
Maintenance charges and mortality adjustments	(79)	-	(111)
Increase (decrease) in net assets from contract transactions	(7,970)	87,519	382,087
Total increase (decrease) in net assets	1,702	208,240	545,013
Net assets as of December 31, 2019	$94,280	$731,574	$909,794

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Vanguard® VIF Conservative Allocation	Vanguard® VIF Diversified Value	Vanguard® VIF Equity Income
Net assets as of December 31, 2017	$1,627,133	$246,959	$701,831
Investment income (loss):
Dividend distributions	32,109	6,636	11,787
Investment Expenses:
Mortality and expense risk and administrative charges	(19,615)	(4,329)	(8,688)
Net investment income (loss)	12,494	2,307	3,099
Increase (decrease) in net assets from operations:
Capital gain distributions	34,910	12,969	31,092
Realized capital gain (loss) on investments	42,324	(871)	33,995
Change in unrealized appreciation (depreciation)	(119,784)	(42,157)	(139,393)
Net gain (loss) on investments	(42,550)	(30,059)	(74,306)
Net increase (decrease) in net assets from operations	(30,056)	(27,752)	(71,207)
Contract owner transactions:
Variable annuity deposits	-	-	15,005
Terminations, withdrawals and annuity payments	(1,054,518)	(14,020)	(45,241)
Transfers between subaccounts, net	(23,677)	22,809	254,045
Maintenance charges and mortality adjustments	-	-	(428)
Increase (decrease) in net assets from contract transactions	(1,078,195)	8,789	223,381
Total increase (decrease) in net assets	(1,108,251)	(18,963)	152,174
Net assets as of December 31, 2018	$518,882	$227,996	$854,005
Investment income (loss):
Dividend distributions	13,553	7,329	23,775
Investment Expenses:
Mortality and expense risk and administrative charges	(11,185)	(4,144)	(8,320)
Net investment income (loss)	2,368	3,185	15,455
Increase (decrease) in net assets from operations:
Capital gain distributions	13,979	14,548	57,740
Realized capital gain (loss) on investments	2,013	(2,352)	(15,663)
Change in unrealized appreciation (depreciation)	81,187	39,835	140,096
Net gain (loss) on investments	97,179	52,031	182,173
Net increase (decrease) in net assets from operations	99,547	55,216	197,628
Contract owner transactions:
Variable annuity deposits	691,326	-	118
Terminations, withdrawals and annuity payments	(902)	(1,171)	(28,727)
Transfers between subaccounts, net	40,805	129,780	72,033
Maintenance charges and mortality adjustments	-	-	(816)
Increase (decrease) in net assets from contract transactions	731,229	128,609	42,608
Total increase (decrease) in net assets	830,776	183,825	240,236
Net assets as of December 31, 2019	$1,349,658	$411,821	$1,094,241

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Vanguard® VIF Equity Index	Vanguard® VIF Growth	Vanguard® VIF High Yield Bond
Net assets as of December 31, 2017	$24,105	$88,798	$447,313
Investment income (loss):
Dividend distributions	72,935	296	23,642
Investment Expenses:
Mortality and expense risk and administrative charges	(14,587)	(1,712)	(4,642)
Net investment income (loss)	58,348	(1,416)	19,000
Increase (decrease) in net assets from operations:
Capital gain distributions	70,995	4,577	-
Realized capital gain (loss) on investments	80,628	394	(4,403)
Change in unrealized appreciation (depreciation)	(8,751)	(4,917)	(31,672)
Net gain (loss) on investments	142,872	54	(36,075)
Net increase (decrease) in net assets from operations	201,220	(1,362)	(17,075)
Contract owner transactions:
Variable annuity deposits	-	-	17,472
Terminations, withdrawals and annuity payments	(160,580)	(489)	(87,787)
Transfers between subaccounts, net	(298)	-	93,605
Maintenance charges and mortality adjustments	(25)	-	(18)
Increase (decrease) in net assets from contract transactions	(160,903)	(489)	23,272
Total increase (decrease) in net assets	40,317	(1,851)	6,197
Net assets as of December 31, 2018	$64,422	$86,947	$453,510
Investment income (loss):
Dividend distributions	1,407	408	43,362
Investment Expenses:
Mortality and expense risk and administrative charges	(1,975)	(1,865)	(4,485)
Net investment income (loss)	(568)	(1,457)	38,877
Increase (decrease) in net assets from operations:
Capital gain distributions	1,843	11,287	-
Realized capital gain (loss) on investments	(713)	3,923	(296)
Change in unrealized appreciation (depreciation)	69,853	15,189	70,359
Net gain (loss) on investments	70,983	30,399	70,063
Net increase (decrease) in net assets from operations	70,415	28,942	108,940
Contract owner transactions:
Variable annuity deposits	325,754	800	14,851
Terminations, withdrawals and annuity payments	(25,134)	(2,981)	(78,911)
Transfers between subaccounts, net	80,988	(2,510)	443,380
Maintenance charges and mortality adjustments	(65)	-	(197)
Increase (decrease) in net assets from contract transactions	381,543	(4,691)	379,123
Total increase (decrease) in net assets	451,958	24,251	488,063
Net assets as of December 31, 2019	$516,380	$111,198	$941,573

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Vanguard® VIF International	Vanguard® VIF Mid-Cap Index	Vanguard® VIF Moderate Allocation
Net assets as of December 31, 2017	$558,355	$145,631	$753,688
Investment income (loss):
Dividend distributions	4,095	4,759	14,790
Investment Expenses:
Mortality and expense risk and administrative charges	(9,383)	(3,026)	(8,758)
Net investment income (loss)	(5,288)	1,733	6,032
Increase (decrease) in net assets from operations:
Capital gain distributions	13,704	19,351	24,404
Realized capital gain (loss) on investments	(196,379)	(19,231)	1,247
Change in unrealized appreciation (depreciation)	(265,248)	(41,502)	(76,333)
Net gain (loss) on investments	(447,923)	(41,382)	(50,682)
Net increase (decrease) in net assets from operations	(453,211)	(39,649)	(44,650)
Contract owner transactions:
Variable annuity deposits	2,631	2,987	296
Terminations, withdrawals and annuity payments	(99,109)	(1,412)	(701)
Transfers between subaccounts, net	906,084	131,999	(6,878)
Maintenance charges and mortality adjustments	(352)	(16)	(41)
Increase (decrease) in net assets from contract transactions	809,254	133,558	(7,324)
Total increase (decrease) in net assets	356,043	93,909	(51,974)
Net assets as of December 31, 2018	$914,398	$239,540	$701,714
Investment income (loss):
Dividend distributions	14,732	3,566	22,883
Investment Expenses:
Mortality and expense risk and administrative charges	(7,213)	(2,874)	(10,135)
Net investment income (loss)	7,519	692	12,748
Increase (decrease) in net assets from operations:
Capital gain distributions	32,127	18,383	24,653
Realized capital gain (loss) on investments	(110,362)	(7,756)	9,685
Change in unrealized appreciation (depreciation)	367,850	74,761	169,538
Net gain (loss) on investments	289,615	85,388	203,876
Net increase (decrease) in net assets from operations	297,134	86,080	216,624
Contract owner transactions:
Variable annuity deposits	318,340	164	885,144
Terminations, withdrawals and annuity payments	(88,219)	(21,413)	(1,898)
Transfers between subaccounts, net	196,502	610,242	41,654
Maintenance charges and mortality adjustments	(514)	(38)	(73)
Increase (decrease) in net assets from contract transactions	426,109	588,955	924,827
Total increase (decrease) in net assets	723,243	675,035	1,141,451
Net assets as of December 31, 2019	$1,637,641	$914,575	$1,843,165

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Vanguard® VIF Short Term Investment Grade	Vanguard® VIF Small Company Growth	Vanguard® VIF Total Bond Market Index
Net assets as of December 31, 2017	$266,214	$155,776	$998,805
Investment income (loss):
Dividend distributions	5,916	924	26,931
Investment Expenses:
Mortality and expense risk and administrative charges	(5,997)	(3,178)	(11,341)
Net investment income (loss)	(81)	(2,254)	15,590
Increase (decrease) in net assets from operations:
Capital gain distributions	-	25,018	2,280
Realized capital gain (loss) on investments	(115)	3,015	(8,308)
Change in unrealized appreciation (depreciation)	6,200	(85,244)	(7,500)
Net gain (loss) on investments	6,085	(57,211)	(13,528)
Net increase (decrease) in net assets from operations	6,004	(59,465)	2,062
Contract owner transactions:
Variable annuity deposits	6	-	402,181
Terminations, withdrawals and annuity payments	(12,259)	(9,354)	(107,848)
Transfers between subaccounts, net	707,846	327,444	483,836
Maintenance charges and mortality adjustments	(306)	(111)	(209)
Increase (decrease) in net assets from contract transactions	695,287	317,979	777,960
Total increase (decrease) in net assets	701,291	258,514	780,022
Net assets as of December 31, 2018	$967,505	$414,290	$1,778,827
Investment income (loss):
Dividend distributions	25,377	2,134	54,059
Investment Expenses:
Mortality and expense risk and administrative charges	(4,898)	(1,231)	(29,265)
Net investment income (loss)	20,479	903	24,794
Increase (decrease) in net assets from operations:
Capital gain distributions	-	46,365	-
Realized capital gain (loss) on investments	10,937	(35,589)	53,035
Change in unrealized appreciation (depreciation)	11,822	77,448	141,615
Net gain (loss) on investments	22,759	88,224	194,650
Net increase (decrease) in net assets from operations	43,238	89,127	219,444
Contract owner transactions:
Variable annuity deposits	107,720	16,087	433,637
Terminations, withdrawals and annuity payments	(75,798)	(8,515)	(51,242)
Transfers between subaccounts, net	(156,812)	(350,158)	475,293
Maintenance charges and mortality adjustments	(131)	(82)	(3,378)
Increase (decrease) in net assets from contract transactions	(125,021)	(342,668)	854,310
Total increase (decrease) in net assets	(81,783)	(253,541)	1,073,754
Net assets as of December 31, 2019	$885,722	$160,749	$2,852,581

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Vanguard® VIF Total Stock Market Index	Vanguard® VIF Global Bond Index_(a)	Vanguard® VIF Real Estate Index
Net assets as of December 31, 2017	$519,140	$-	$128,371
Investment income (loss):
Dividend distributions	7,713	-	1,906
Investment Expenses:
Mortality and expense risk and administrative charges	(7,312)	-	(807)
Net investment income (loss)	401	-	1,099
Increase (decrease) in net assets from operations:
Capital gain distributions	19,719	-	2,337
Realized capital gain (loss) on investments	17,041	-	(4,803)
Change in unrealized appreciation (depreciation)	(99,492)	-	(2,896)
Net gain (loss) on investments	(62,732)	-	(5,362)
Net increase (decrease) in net assets from operations	(62,331)	-	(4,263)
Contract owner transactions:
Variable annuity deposits	408,171	-	-
Terminations, withdrawals and annuity payments	(7,162)	-	(122)
Transfers between subaccounts, net	(138,110)	-	(88,038)
Maintenance charges and mortality adjustments	(75)	-	-
Increase (decrease) in net assets from contract transactions	262,824	-	(88,160)
Total increase (decrease) in net assets	200,493	-	(92,423)
Net assets as of December 31, 2018	$719,633	$-	$35,948
Investment income (loss):
Dividend distributions	13,166	-	1,454
Investment Expenses:
Mortality and expense risk and administrative charges	(9,202)	(126)	(1,919)
Net investment income (loss)	3,964	(126)	(465)
Increase (decrease) in net assets from operations:
Capital gain distributions	23,573	-	2,629
Realized capital gain (loss) on investments	779	1,254	6,104
Change in unrealized appreciation (depreciation)	224,343	-	17,115
Net gain (loss) on investments	248,695	1,254	25,848
Net increase (decrease) in net assets from operations	252,659	1,128	25,383
Contract owner transactions:
Variable annuity deposits	248,703	1,600	26,753
Terminations, withdrawals and annuity payments	(149,015)	(271)	(2,333)
Transfers between subaccounts, net	552,147	(2,457)	86,651
Maintenance charges and mortality adjustments	(340)	-	-
Increase (decrease) in net assets from contract transactions	651,495	(1,128)	111,071
Total increase (decrease) in net assets	904,154	-	136,454
Net assets as of December 31, 2019	$1,623,787	$-	$172,402

(a) New subaccount. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Vanguard® VIF Total International Stock Market Index(a)	Victory RS Partners(e)	Victory RS Science and Technology
Net assets as of December 31, 2017	$-	$604,181	$647,735
Investment income (loss):
Dividend distributions	-	1,811	-
Investment Expenses:
Mortality and expense risk and administrative charges	-	(5,115)	(8,399)
Net investment income (loss)	-	(3,304)	(8,399)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	92,411	131,400
Realized capital gain (loss) on investments	-	(7,112)	12,668
Change in unrealized appreciation (depreciation)	-	(152,433)	(214,116)
Net gain (loss) on investments	-	(67,134)	(70,048)
Net increase (decrease) in net assets from operations	-	(70,438)	(78,447)
Contract owner transactions:
Variable annuity deposits	-	2,693	24,532
Terminations, withdrawals and annuity payments	-	(63,534)	(78,823)
Transfers between subaccounts, net	-	(4,108)	423,654
Maintenance charges and mortality adjustments	-	(1,577)	(2,597)
Increase (decrease) in net assets from contract transactions	-	(66,526)	366,766
Total increase (decrease) in net assets	-	(136,964)	288,319
Net assets as of December 31, 2018	$-	$467,217	$936,054
Investment income (loss):
Dividend distributions	-	4,565	-
Investment Expenses:
Mortality and expense risk and administrative charges	(322)	(4,684)	(10,296)
Net investment income (loss)	(322)	(119)	(10,296)
Increase (decrease) in net assets from operations:
Capital gain distributions	-	46,598	103,452
Realized capital gain (loss) on investments	9	(12,759)	5,776
Change in unrealized appreciation (depreciation)	13,553	97,961	253,529
Net gain (loss) on investments	13,562	131,800	362,757
Net increase (decrease) in net assets from operations	13,240	131,681	352,461
Contract owner transactions:
Variable annuity deposits	223,110	1,535	27,569
Terminations, withdrawals and annuity payments	(376)	(55,489)	(200,985)
Transfers between subaccounts, net	67,374	(516)	126,544
Maintenance charges and mortality adjustments	-	(1,470)	(2,979)
Increase (decrease) in net assets from contract transactions	290,108	(55,940)	(49,851)
Total increase (decrease) in net assets	303,348	75,741	302,610
Net assets as of December 31, 2019	$303,348	$542,958	$1,238,664

(a) New subaccount. See Note 1.
(e) Closed to new investments. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Victory RS Value	Virtus Ceredex Mid Cap Value Equity	Virtus Duff & Phelps Real Estate Securities Series
Net assets as of December 31, 2017	$2,708,008	$315,963	$240,819
Investment income (loss):
Dividend distributions	12,296	2,018	1,864
Investment Expenses:
Mortality and expense risk and administrative charges	(22,903)	(2,636)	(1,720)
Net investment income (loss)	(10,607)	(618)	144
Increase (decrease) in net assets from operations:
Capital gain distributions	226,680	29,761	8,810
Realized capital gain (loss) on investments	(95,013)	(5,857)	(37,568)
Change in unrealized appreciation (depreciation)	(349,444)	(44,001)	18,498
Net gain (loss) on investments	(217,777)	(20,097)	(10,260)
Net increase (decrease) in net assets from operations	(228,384)	(20,715)	(10,116)
Contract owner transactions:
Variable annuity deposits	100,273	26,604	476
Terminations, withdrawals and annuity payments	(287,873)	(18,040)	(67,680)
Transfers between subaccounts, net	(512,218)	(46,574)	(62,400)
Maintenance charges and mortality adjustments	(9,688)	(1,610)	(16)
Increase (decrease) in net assets from contract transactions	(709,506)	(39,620)	(129,620)
Total increase (decrease) in net assets	(937,890)	(60,335)	(139,736)
Net assets as of December 31, 2018	$1,770,118	$255,628	$101,083
Investment income (loss):
Dividend distributions	13,446	3,366	1,681
Investment Expenses:
Mortality and expense risk and administrative charges	(19,945)	(3,151)	(1,306)
Net investment income (loss)	(6,499)	215	375
Increase (decrease) in net assets from operations:
Capital gain distributions	157,738	20,395	10,054
Realized capital gain (loss) on investments	(26,785)	(857)	(6,352)
Change in unrealized appreciation (depreciation)	416,199	71,319	19,131
Net gain (loss) on investments	547,152	90,857	22,833
Net increase (decrease) in net assets from operations	540,653	91,072	23,208
Contract owner transactions:
Variable annuity deposits	91,134	18,765	2
Terminations, withdrawals and annuity payments	(180,004)	(18,702)	(574)
Transfers between subaccounts, net	264,565	98,595	(20,875)
Maintenance charges and mortality adjustments	(8,387)	(1,645)	(18)
Increase (decrease) in net assets from contract transactions	167,308	97,013	(21,465)
Total increase (decrease) in net assets	707,961	188,085	1,743
Net assets as of December 31, 2019	$2,478,079	$443,713	$102,826

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Virtus KAR Small-Cap Growth Series	Virtus Newfleet Multi-Sector Intermediate Bond Series	Virtus SGA International Growth Series_(c)
Net assets as of December 31, 2017	$541,210	$1,145,914	$985,433
Investment income (loss):
Dividend distributions	-	42,325	33,414
Investment Expenses:
Mortality and expense risk and administrative charges	(7,036)	(8,872)	(4,352)
Net investment income (loss)	(7,036)	33,453	29,062
Increase (decrease) in net assets from operations:
Capital gain distributions	125,257	-	-
Realized capital gain (loss) on investments	89,327	(727)	3,929
Change in unrealized appreciation (depreciation)	(199,052)	(67,049)	(243,498)
Net gain (loss) on investments	15,532	(67,776)	(239,569)
Net increase (decrease) in net assets from operations	8,496	(34,323)	(210,507)
Contract owner transactions:
Variable annuity deposits	158,200	48,400	308
Terminations, withdrawals and annuity payments	(227,779)	(68,297)	(20,599)
Transfers between subaccounts, net	173,516	(53,991)	283,047
Maintenance charges and mortality adjustments	(446)	-	(163)
Increase (decrease) in net assets from contract transactions	103,491	(73,888)	262,593
Total increase (decrease) in net assets	111,987	(108,211)	52,086
Net assets as of December 31, 2018	$653,197	$1,037,703	$1,037,519
Investment income (loss):
Dividend distributions	-	22,380	5,947
Investment Expenses:
Mortality and expense risk and administrative charges	(10,891)	(5,976)	(3,261)
Net investment income (loss)	(10,891)	16,404	2,686
Increase (decrease) in net assets from operations:
Capital gain distributions	160,467	-	-
Realized capital gain (loss) on investments	69,174	(308)	(39,089)
Change in unrealized appreciation (depreciation)	120,487	65,351	192,198
Net gain (loss) on investments	350,128	65,043	153,109
Net increase (decrease) in net assets from operations	339,237	81,447	155,795
Contract owner transactions:
Variable annuity deposits	126,091	16,820	-
Terminations, withdrawals and annuity payments	(170,918)	(307,249)	(432,746)
Transfers between subaccounts, net	215,476	(220,419)	(31,981)
Maintenance charges and mortality adjustments	(608)	-	(118)
Increase (decrease) in net assets from contract transactions	170,041	(510,848)	(464,845)
Total increase (decrease) in net assets	509,278	(429,401)	(309,050)
Net assets as of December 31, 2019	$1,162,475	$608,302	$728,469

(c) Name change. See Note 1.

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Virtus Strategic Allocation Series	Voya MidCap Opportunities Portfolio	VY Clarion Global Real Estate Portfolio
Net assets as of December 31, 2017	$10,957	$-	$111,883
Investment income (loss):
Dividend distributions	964	-	4,897
Investment Expenses:
Mortality and expense risk and administrative charges	(924)	(1,062)	(756)
Net investment income (loss)	40	(1,062)	4,141
Increase (decrease) in net assets from operations:
Capital gain distributions	2,684	1,088	-
Realized capital gain (loss) on investments	(30)	(1,924)	601
Change in unrealized appreciation (depreciation)	(8,559)	(1,937)	(14,611)
Net gain (loss) on investments	(5,905)	(2,773)	(14,010)
Net increase (decrease) in net assets from operations	(5,865)	(3,835)	(9,869)
Contract owner transactions:
Variable annuity deposits	-	2,983	1
Terminations, withdrawals and annuity payments	(2,190)	(611)	(1,606)
Transfers between subaccounts, net	59,966	10,755	(9,122)
Maintenance charges and mortality adjustments	-	-	(1)
Increase (decrease) in net assets from contract transactions	57,776	13,127	(10,728)
Total increase (decrease) in net assets	51,911	9,292	(20,597)
Net assets as of December 31, 2018	$62,868	$9,292	$91,286
Investment income (loss):
Dividend distributions	901	10	2,481
Investment Expenses:
Mortality and expense risk and administrative charges	(1,022)	(160)	(800)
Net investment income (loss)	(121)	(150)	1,681
Increase (decrease) in net assets from operations:
Capital gain distributions	993	1,376	-
Realized capital gain (loss) on investments	(64)	(14)	(143)
Change in unrealized appreciation (depreciation)	15,065	1,299	19,127
Net gain (loss) on investments	15,994	2,661	18,984
Net increase (decrease) in net assets from operations	15,873	2,511	20,665
Contract owner transactions:
Variable annuity deposits	-	-	-
Terminations, withdrawals and annuity payments	-	-	(1,707)
Transfers between subaccounts, net	(1,894)	-	(1,633)
Maintenance charges and mortality adjustments	-	-	-
Increase (decrease) in net assets from contract transactions	(1,894)	-	(3,340)
Total increase (decrease) in net assets	13,979	2,511	17,325
Net assets as of December 31, 2019	$76,847	$11,803	$108,611

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	VY Clarion Real Estate Portfolio	Wells Fargo Growth_(e)	Wells Fargo International Equity VT
Net assets as of December 31, 2017	$102,788	$919,728	$72,318
Investment income (loss):
Dividend distributions	-	-	4,673
Investment Expenses:
Mortality and expense risk and administrative charges	(110)	(8,640)	(238)
Net investment income (loss)	(110)	(8,640)	4,435
Increase (decrease) in net assets from operations:
Capital gain distributions	-	155,989	9,641
Realized capital gain (loss) on investments	(3,770)	14,753	1,988
Change in unrealized appreciation (depreciation)	(3,207)	(149,360)	(23,335)
Net gain (loss) on investments	(6,977)	21,382	(11,706)
Net increase (decrease) in net assets from operations	(7,087)	12,742	(7,271)
Contract owner transactions:
Variable annuity deposits	-	6,329	-
Terminations, withdrawals and annuity payments	(547)	(164,876)	(29,586)
Transfers between subaccounts, net	(95,145)	(9,537)	-
Maintenance charges and mortality adjustments	(9)	(3,927)	-
Increase (decrease) in net assets from contract transactions	(95,701)	(172,011)	(29,586)
Total increase (decrease) in net assets	(102,788)	(159,269)	(36,857)
Net assets as of December 31, 2018	$-	$760,459	$35,461
Investment income (loss):
Dividend distributions	-	-	1,416
Investment Expenses:
Mortality and expense risk and administrative charges	(63)	(8,031)	(173)
Net investment income (loss)	(63)	(8,031)	1,243
Increase (decrease) in net assets from operations:
Capital gain distributions	-	100,112	15,763
Realized capital gain (loss) on investments	(1,171)	8,405	(110)
Change in unrealized appreciation (depreciation)	-	161,386	(11,588)
Net gain (loss) on investments	(1,171)	269,903	4,065
Net increase (decrease) in net assets from operations	(1,234)	261,872	5,308
Contract owner transactions:
Variable annuity deposits	101	6,709	-
Terminations, withdrawals and annuity payments	-	(65,314)	-
Transfers between subaccounts, net	1,133	(97,944)	-
Maintenance charges and mortality adjustments	-	(2,385)	-
Increase (decrease) in net assets from contract transactions	1,234	(158,934)	-
Total increase (decrease) in net assets	-	102,938	5,308
Net assets as of December 31, 2019	$-	$863,397	$40,769

(e) Closed to new investments. See Note 1.
The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Wells Fargo Large Cap Core	Wells Fargo Omega Growth VT	Wells Fargo Opportunity
Net assets as of December 31, 2017	$1,425,080	$75,408	$978,852
Investment income (loss):
Dividend distributions	14,007	-	-
Investment Expenses:
Mortality and expense risk and administrative charges	(12,867)	(2,754)	(8,595)
Net investment income (loss)	1,140	(2,754)	(8,595)
Increase (decrease) in net assets from operations:
Capital gain distributions	163,536	20,465	84,293
Realized capital gain (loss) on investments	127,674	122	13,528
Change in unrealized appreciation (depreciation)	(433,987)	(26,768)	(146,918)
Net gain (loss) on investments	(142,777)	(6,181)	(49,097)
Net increase (decrease) in net assets from operations	(141,637)	(8,935)	(57,692)
Contract owner transactions:
Variable annuity deposits	18,211	31,837	23,640
Terminations, withdrawals and annuity payments	(258,565)	(1,912)	(100,218)
Transfers between subaccounts, net	388,526	107,594	(114,501)
Maintenance charges and mortality adjustments	(6,596)	(177)	(2,831)
Increase (decrease) in net assets from contract transactions	141,576	137,342	(193,910)
Total increase (decrease) in net assets	(61)	128,407	(251,602)
Net assets as of December 31, 2018	$1,425,019	$203,815	$727,250
Investment income (loss):
Dividend distributions	19,210	-	1,890
Investment Expenses:
Mortality and expense risk and administrative charges	(12,557)	(3,147)	(8,562)
Net investment income (loss)	6,653	(3,147)	(6,672)
Increase (decrease) in net assets from operations:
Capital gain distributions	177,044	27,522	46,117
Realized capital gain (loss) on investments	55,894	2,495	13,593
Change in unrealized appreciation (depreciation)	86,159	39,018	162,862
Net gain (loss) on investments	319,097	69,035	222,572
Net increase (decrease) in net assets from operations	325,750	65,888	215,900
Contract owner transactions:
Variable annuity deposits	33,480	4,754	21,067
Terminations, withdrawals and annuity payments	(199,790)	(50,377)	(58,068)
Transfers between subaccounts, net	(468,128)	(12,113)	(46,458)
Maintenance charges and mortality adjustments	(4,574)	(214)	(2,560)
Increase (decrease) in net assets from contract transactions	(639,012)	(57,950)	(86,019)
Total increase (decrease) in net assets	(313,262)	7,938	129,881
Net assets as of December 31, 2019	$1,111,757	$211,753	$857,131

The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Statements of Operations and Change in Net Assets (continued)
Years Ended December 31, 2019 and 2018, Except as Noted

	Wells Fargo Opportunity VT	Wells Fargo Small Company Value_(d)	Western Asset Variable Global High Yield Bond
Net assets as of December 31, 2017	$1,812,304	$6,433,987	$5,519,774
Investment income (loss):
Dividend distributions	3,109	-	207,843
Investment Expenses:
Mortality and expense risk and administrative charges	(24,186)	(55,868)	(28,295)
Net investment income (loss)	(21,077)	(55,868)	179,548
Increase (decrease) in net assets from operations:
Capital gain distributions	156,523	1,055,673	-
Realized capital gain (loss) on investments	46,367	(211,523)	(154,216)
Change in unrealized appreciation (depreciation)	(317,575)	(1,948,392)	(232,852)
Net gain (loss) on investments	(114,685)	(1,104,242)	(387,068)
Net increase (decrease) in net assets from operations	(135,762)	(1,160,110)	(207,520)
Contract owner transactions:
Variable annuity deposits	47,372	121,269	67,604
Terminations, withdrawals and annuity payments	(318,755)	(496,867)	(601,024)
Transfers between subaccounts, net	38,704	(97,127)	(647,706)
Maintenance charges and mortality adjustments	(9,211)	(14,049)	(16,582)
Increase (decrease) in net assets from contract transactions	(241,890)	(486,774)	(1,197,708)
Total increase (decrease) in net assets	(377,652)	(1,646,884)	(1,405,228)
Net assets as of December 31, 2018	$1,434,652	$4,787,103	$4,114,546
Investment income (loss):
Dividend distributions	5,033	40,126	201,913
Investment Expenses:
Mortality and expense risk and administrative charges	(23,240)	(46,628)	(32,075)
Net investment income (loss)	(18,207)	(6,502)	169,838
Increase (decrease) in net assets from operations:
Capital gain distributions	200,557	481,584	-
Realized capital gain (loss) on investments	7,454	(3,671,863)	(206,979)
Change in unrealized appreciation (depreciation)	230,295	4,348,684	337,443
Net gain (loss) on investments	438,306	1,158,405	130,464
Net increase (decrease) in net assets from operations	420,099	1,151,903	300,302
Contract owner transactions:
Variable annuity deposits	10,312	103,153	42,705
Terminations, withdrawals and annuity payments	(248,089)	(533,827)	(579,419)
Transfers between subaccounts, net	182,726	(6,513)	305,758
Maintenance charges and mortality adjustments	(9,648)	(12,930)	(14,728)
Increase (decrease) in net assets from contract transactions	(64,699)	(450,117)	(245,684)
Total increase (decrease) in net assets	355,400	701,786	54,618
Net assets as of December 31, 2019	$1,790,052	$5,488,889	$4,169,164

(d) Merger. See Note 1.
The accompanying notes are an integral part of these financial statements.

SBL Variable Annuity Account XIV
Notes to Financial Statements
December 31, 2019

1. Organization and Significant Accounting Policies

SBL Variable Annuity Account XIV (the Account) is a deferred variable annuity contract offered by Security Benefit Life Insurance Company (SBL). The Account is an investment company as defined by Financial Accounting Standard Board (FASB) Accounting Standard Codification (ASC) 946. The Account follows the accounting guidance as outlined in ASC 946. Purchase payments for AdvanceDesigns, AdvisorDesigns, EliteDesigns, EliteDesigns II and SecureDesigns are allocated to one or more of the subaccounts that comprise the Account. The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  As directed by the owners, amounts directed to each subaccount are invested in a designated mutual fund as follows:

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser

7Twelve Balanced Portfolio	3	7Twelve Advisors, LLC	-
7Twelve Balanced Portfolio	4	7Twelve Advisors, LLC	-
AB VPS Dynamic Asset Allocation	B	AllianceBernstein LP	-
AB VPS Global Thematic Growth	B	AllianceBernstein LP	-
AB VPS Growth and Income	B	AllianceBernstein LP	-
AB VPS Small/Mid Cap Value	B	AllianceBernstein LP	-
Alger Capital Appreciation	S	Fred Alger Management, Inc.	-
Alger Large Cap Growth	S	Fred Alger Management, Inc.	-
ALPS/Alerian Energy Infrastructure	Class III	ALPS Advisors, Inc.	-
American Century Diversified Bond	A	American Century Investment Management, Inc.	-
American Century Equity Income	A	American Century Investment Management, Inc.	-
American Century Heritage	A	American Century Investment Management, Inc.	-
American Century International Bond	A	American Century Investment Management, Inc.	-
American Century International Growth	A	American Century Investment Management, Inc.	-
American Century Select	A	American Century Investment Management, Inc.	-
American Century Strategic Allocation: Aggressive	A	American Century Investment Management, Inc.	-
American Century Strategic Allocation: Conservative	A	American Century Investment Management, Inc.	-
American Century Strategic Allocation: Moderate	A	American Century Investment Management, Inc.	-
American Century Ultra	A	American Century Investment Management, Inc.	-
American Century VP Income & Growth	II	American Century Investment Management, Inc.	-
American Century VP Inflation Protection	II	American Century Investment Management, Inc.	-
American Century VP International	II	American Century Investment Management, Inc.	-
American Century VP Mid Cap Value	II	American Century Investment Management, Inc.	-
American Century VP Ultra	II	American Century Investment Management, Inc.	-
American Century VP Value	II	American Century Investment Management, Inc.	-
American Funds IS® Asset Allocation	Class 4	Capital Research and Management Company	-
American Funds IS® Blue Chip Income and Growth	Class 4	Capital Research and Management Company	-
American Funds IS® Global Bond	Class 4	Capital Research and Management Company	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
American Funds IS® Global Growth	Class 4	Capital Research and Management Company	-
American Funds IS® Global Growth and Income	Class 4	Capital Research and Management Company	-
American Funds IS® Global Small Capitalization	Class 4	Capital Research and Management Company	-
American Funds IS® Growth	Class 4	Capital Research and Management Company	-
American Funds IS® Growth-Income	Class 4	Capital Research and Management Company	-
American Funds IS® International	Class 4	Capital Research and Management Company	-
American Funds IS® International Growth and Income	Class 4	Capital Research and Management Company	-
American Funds IS® Mortgage	Class 4	Capital Research and Management Company	-
American Funds IS® New World	Class 4	Capital Research and Management Company	-
American Funds IS® U.S. Government/AAA-Rated Securities	Class 4	Capital Research and Management Company	-
AMG Managers Fairpointe Mid Cap	N	AMG Funds LLC	Fairpointe Capital LLC
Ariel®	-	Ariel Investments, LLC	-
Baron Asset	Retail	BAMCO, Inc.	-
BlackRock Advantage Large Cap Core V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Advantage Small Cap Growth	A	BlackRock Advisors LLC	-
BlackRock Basic Value V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Capital Appreciation V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Equity Dividend	A	BlackRock Advisors LLC	-
BlackRock Equity Dividend V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock Global Allocation	A	BlackRock Advisors LLC	-
BlackRock Global Allocation V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock High Yield V.I.	Class 3	BlackRock Advisors LLC	-
BlackRock International Dividend	A	BlackRock Advisors LLC	BlackRock International Limited
BlackRock Large Cap Focus Growth V.I.	Class 3	BlackRock Advisors LLC	-
BNY Mellon Appreciation	Investor	BNY Mellon Investment Adviser, Inc.	Fayez Sarofim & Company
BNY Mellon Dynamic Value	A	BNY Mellon Investment Adviser, Inc.	-
BNY Mellon IP MidCap Stock	Service	BNY Mellon Investment Adviser, Inc.	-
BNY Mellon IP Small Cap Stock Index	Service	BNY Mellon Investment Adviser, Inc.	-
BNY Mellon IP Technology Growth	Service	BNY Mellon Investment Adviser, Inc.	-
BNY Mellon Opportunistic Midcap Value	A	BNY Mellon Investment Adviser, Inc.	-
BNY Mellon Stock Index	Service	BNY Mellon Investment Adviser, Inc.	Mellon Investments Corporation
BNY Mellon VIF Appreciation	Service	BNY Mellon Investment Adviser, Inc.	Fayez Sarofim & Company
BNY Mellon VIF International Value	Service	BNY Mellon Investment Adviser, Inc.	-
Calamos® Growth	A	Calamos Advisors LLC	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Calamos® Growth and Income	A	Calamos Advisors LLC	-
Calamos® High Income Opportunities	A	Calamos Advisors LLC	-
ClearBridge Small Cap Growth	A	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Aggressive Growth	II	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
ClearBridge Variable Small Cap Growth	I	Legg Mason Partners Fund Advisor, LLC	ClearBridge Investments, LLC
Dimensional VA Equity Allocation	Institutional Shares	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Limited
Dimensional VA Global Bond Portfolio	-	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Limited
Dimensional VA Global Moderate Allocation	Institutional Shares	Dimensional Fund Advisors LP	-
Dimensional VA International Small Portfolio	-	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Limited
Dimensional VA International Value Portfolio	-	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Limited
Dimensional VA Short-Term Fixed Portfolio	-	Dimensional Fund Advisors LP	Dimensional Fund Advisors Ltd DFA Australia Limited
Dimensional VA U.S. Large Value Portfolio	-	Dimensional Fund Advisors LP	-
Dimensional VA U.S. Targeted Value Portfolio	-	Dimensional Fund Advisors LP	-
DWS Capital Growth VIP	B	DWS Investment Management Americas, Inc.	-
DWS Core Equity VIP	B	DWS Investment Management Americas, Inc.	-
DWS CROCI® U.S. VIP	B	DWS Investment Management Americas, Inc.	-
DWS Global Small Cap VIP	B	DWS Investment Management Americas, Inc.	-
DWS Government & Agency Securities VIP	B	DWS Investment Management Americas, Inc.	-
DWS High Income VIP	B	DWS Investment Management Americas, Inc.	-
DWS International Growth VIP	B	DWS Investment Management Americas, Inc.	-
DWS Small Mid Cap Value VIP	B	DWS Investment Management Americas, Inc.	-
Eaton Vance VT Floating-Rate Income	-	Eaton Vance Management	-
Federated Bond	A	Federated Investment Management Company	-
Federated Fund for U.S. Government Securities II	II	Federated Investment Management Company	-
Federated High Income Bond II	Service	Federated Investment Management Company	-
Fidelity® Advisor Dividend Growth	Class M	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® Advisor International Capital Appreciation	Class M	Fidelity Management & Research Co.
FMR Investment Management (U.K.) Ltd
Fidelity Management & Research (Japan) Ltd
FIL Investments (Japan) Ltd
FIL Investment Advisors (FIA)
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (HK) Ltd
FMR Co., Inc. (FMRC)

Fidelity® Advisor Leveraged Company Stock	Class M	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)
Fidelity® Advisor New Insights	Class M	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)
Fidelity® Advisor Real Estate	Class M	Fidelity SelectCo, LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)
Fidelity® Advisor Stock Selector Mid Cap	Class M	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)
Fidelity® Advisor Value Strategies	Class M	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)
Fidelity® VIP Balanced	Service Class 2	Fidelity Management & Research Co.	FMR Investment Management (U.K.) Limited Fidelity Management & Research (Japan) Limited Fidelity Inv Money Mgmt Inc Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)
Fidelity® VIP Contrafund	Service Class 2	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® VIP Disciplined Small Cap	Service Class 2	Fidelity Management & Research Co.	Geode Capital Management, LLC FMR Co., Inc. (FMRC)
Fidelity® VIP Emerging Markets	Service Class 2	Fidelity Management & Research Company
FMR Investment Management (U.K.) Limited
Fidelity Management & Research (Japan) Limited
FIL Investments (Japan) Limited
Fil Investment Advisors
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (U.K.)
FMR Co., Inc. (FMRC)

Fidelity® VIP Equity-Income	Service Class 2	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)
Fidelity® VIP Growth & Income	Service Class 2	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)
Fidelity® VIP Growth Opportunities	Service Class 2	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)
Fidelity® VIP High Income	Service Class 2	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)
Fidelity® VIP Index 500	Service Class 2	Fidelity Management & Research Co.	Geode Capital Management, LLC FMR Co., Inc. (FMRC)
Fidelity® VIP Investment Grade Bond	Service Class 2	Fidelity Management & Research Co.	FMR Investment Management (U.K.) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Inv Money Mgmt Inc Fidelity Management & Research (HK) Ltd
Fidelity® VIP Mid Cap	Service Class 2	Fidelity Management & Research Co.	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Fidelity® VIP Overseas	Service Class 2	Fidelity Management & Research Co.
FMR Investment Management (U.K.) Ltd
Fidelity Management & Research (Japan) Ltd
FIL Investments (Japan) Ltd
FIL Investment Advisors (FIA)
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (HK) Ltd
FMR Co., Inc. (FMRC)

Fidelity® VIP Real Estate	Service Class 2	Fidelity SelectCo, LLC	Fidelity Management & Research (UK) Ltd Fidelity Management & Research (Japan) Ltd Fidelity Management & Research (HK) Ltd FMR Co., Inc. (FMRC)
Fidelity® VIP Strategic Income	Service Class 2	Fidelity Management & Research Co.
FMR Investment Management (U.K.) Ltd
Fidelity Management & Research (Japan) Ltd
FIL Investments (Japan) Ltd
Fil Investment Advisors
Fidelity Inv Money Mgmt Inc
FIL Investment Advisors (UK) Ltd
Fidelity Management & Research (HK) Ltd
FMR Co., Inc. (FMRC)

FormulaFolios US Equity Portfolio	1	FormulaFolio Investments, LLC	-
Franklin Allocation VIP Fund	Class 4	Franklin Advisers, Inc.	-
Franklin Flex Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc.	-
Franklin Growth and Income VIP Fund	Class 2	Franklin Advisers, Inc.	Franklin Templeton Institutional, LLC
Franklin Income VIP Fund	Class 2	Franklin Advisers, Inc.	-
Franklin Large Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc.	-
Franklin Mutual Global Discovery VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Mutual Shares VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Rising Dividends VIP Fund	Class 2	Franklin Advisers, Inc.	-
Franklin Small Cap Value VIP Fund	Class 2	Franklin Mutual Advisers, LLC	-
Franklin Small-Mid Cap Growth VIP Fund	Class 2	Franklin Advisers, Inc.	-
Franklin Strategic Income VIP Fund	Class 2	Franklin Advisers, Inc.	-
Franklin U.S. Government Securities VIP Fund	Class 2	Franklin Advisers, Inc.	-
Goldman Sachs Emerging Markets Equity	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs Government Income	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Growth Opportunities	Service	Goldman Sachs Asset Management, LP	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Goldman Sachs VIT High Quality Floating Rate	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT International Equity Insights	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Large Cap Value	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Mid Cap Value	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Small Cap Equity Insights	Service	Goldman Sachs Asset Management, LP	-
Goldman Sachs VIT Strategic Growth	Service	Goldman Sachs Asset Management, LP	-
Guggenheim Alpha Opportunity	A	Security Investors, LLC	-
Guggenheim Floating Rate Strategies	A	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim High Yield	A	Security Investors, LLC	-
Guggenheim Large Cap Value	A	Security Investors, LLC	-
Guggenheim Long Short Equity	P	Security Investors, LLC	-
Guggenheim Macro Opportunities	A	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim Managed Futures Strategy	P	Security Investors, LLC	-
Guggenheim Multi-Hedge Strategies	P	Security Investors, LLC	-
Guggenheim Small Cap Value	A	Security Investors, LLC	-
Guggenheim SMid Cap Value	A	Security Investors, LLC	-
Guggenheim StylePlus Large Core	A	Security Investors, LLC	-
Guggenheim StylePlus Mid Growth	A	Security Investors, LLC	-
Guggenheim Total Return Bond	A	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim US Investment Grade Bond	A	Security Investors, LLC	-
Guggenheim VIF All Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Alpha Opportunity	-	Security Investors, LLC	-
Guggenheim VIF Floating Rate Strategies	-	Guggenheim Partners Investment Mgmt LLC	-
Guggenheim VIF Global Managed Futures Strategy	-	Security Investors, LLC	-
Guggenheim VIF High Yield	-	Security Investors, LLC	-
Guggenheim VIF Large Cap Value	-	Security Investors, LLC	-
Guggenheim VIF Long Short Equity	-	Security Investors, LLC	-
Guggenheim VIF Managed Asset Allocation	-	Security Investors, LLC	-
Guggenheim VIF Multi-Hedge Strategies	-	Security Investors, LLC	-
Guggenheim VIF Small Cap Value	-	Security Investors, LLC	-
Guggenheim VIF SMid Cap Value	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Core	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Large Growth	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Mid Growth	-	Security Investors, LLC	-
Guggenheim VIF StylePlus Small Growth	-	Security Investors, LLC	-
Guggenheim VIF Total Return Bond	-	Security Investors, LLC	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Guggenheim VIF World Equity Income	-	Security Investors, LLC	-
Guggenheim World Equity Income	A	Security Investors, LLC	-
Invesco American Franchise	A	Invesco Advisers, Inc.	-
Invesco Comstock	A	Invesco Advisers, Inc.	-
Invesco Energy	A	Invesco Advisers, Inc.	Invesco Canada Ltd.
Invesco Equity and Income	A	Invesco Advisers, Inc.	-
Invesco Gold & Precious Metals	A	Invesco Advisers, Inc.	Invesco Canada Ltd.
Invesco Mid Cap Core Equity	A	Invesco Advisers, Inc.	-
Invesco Mid Cap Growth	A	Invesco Advisers, Inc.	-
Invesco Oppenheimer Developing Markets Fund	A	Invesco Advisers, Inc.	-
Invesco Oppenheimer Discovery Fund	A	Invesco Advisers, Inc.	-
Invesco Oppenheimer Global Fund	A	Invesco Advisers, Inc.	-
Invesco Oppenheimer V.I. Global Fund	Series II	Invesco Advisers, Inc.	-
Invesco Oppenheimer V.I. Global Strategic Income Fund	Series II	Invesco Advisers, Inc.	-
Invesco Oppenheimer V.I. International Growth Fund	Series II	Invesco Advisers, Inc.	-
Invesco Oppenheimer V.I. Main Street Small Cap Fund	Series II	Invesco Advisers, Inc.	-
Invesco Oppenheimer V.I. Total Return Bond Fund	Series II	Invesco Advisers, Inc.	-
Invesco Small Cap Growth	A	Invesco Advisers, Inc.	-
Invesco Technology	A	Invesco Advisers, Inc.	-
Invesco V.I. American Franchise	Series I	Invesco Advisers, Inc.	-
Invesco V.I. American Franchise	Series II	Invesco Advisers, Inc.	-
Invesco V.I. American Value	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Balanced-Risk Allocation	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Comstock	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Core Equity	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Equity and Income	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Global Core Equity	Series II	Invesco Advisers, Inc.	Invesco Asset Management Ltd.
Invesco V.I. Global Real Estate	Series I	Invesco Advisers, Inc.	Invesco Asset Management Ltd.
Invesco V.I. Global Real Estate	Series II	Invesco Advisers, Inc.	Invesco Asset Management Ltd.
Invesco V.I. Government Money Market	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Government Securities	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Growth and Income	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Health Care	Series I	Invesco Advisers, Inc.	-
Invesco V.I. Health Care	Series II	Invesco Advisers, Inc.	-
Invesco V.I. High Yield	Series II	Invesco Advisers, Inc.	Invesco Asset Management Ltd.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Invesco V.I. International Growth	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Managed Volatility	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Mid Cap Core Equity	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Mid Cap Growth	Series II	Invesco Advisers, Inc.	-
Invesco V.I. S&P 500 Index	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Small Cap Equity	Series II	Invesco Advisers, Inc.	-
Invesco V.I. Value Opportunities	Series II	Invesco Advisers, Inc.	-
Invesco Value Opportunities	A	Invesco Advisers, Inc.	-
Ivy Asset Strategy	A	Ivy Investment Management Co	-
Ivy VIP Asset Strategy	-	Ivy Investment Management Co	-
Ivy VIP Balanced	-	Ivy Investment Management Co	-
Ivy VIP Core Equity	-	Ivy Investment Management Co	-
Ivy VIP Energy	-	Ivy Investment Management Co	-
Ivy VIP Global Bond	-	Ivy Investment Management Co	-
Ivy VIP Global Equity Income	-	Ivy Investment Management Co	-
Ivy VIP Global Growth	-	Ivy Investment Management Co	-
Ivy VIP Growth	-	Ivy Investment Management Co	-
Ivy VIP High Income	-	Ivy Investment Management Co	-
Ivy VIP International Core Equity	-	Ivy Investment Management Co	-
Ivy VIP Limited-Term Bond	-	Ivy Investment Management Co	-
Ivy VIP Mid Cap Growth	-	Ivy Investment Management Co	-
Ivy VIP Natural Resources	-	Ivy Investment Management Co	-
Ivy VIP Science and Technology	-	Ivy Investment Management Co	-
Ivy VIP Securian Real Estate Securities	-	Ivy Investment Management Co	Securian Asset Management, Inc.
Ivy VIP Small Cap Core	-	Ivy Investment Management Co	-
Ivy VIP Small Cap Growth	-	Ivy Investment Management Co	-
Ivy VIP Value	-	Ivy Investment Management Co	-
Janus Henderson Mid Cap Value	S	Janus Capital Management LLC	Perkins Investment Management LLC
Janus Henderson Overseas	S	Janus Capital Management LLC	-
Janus Henderson U.S. Managed Volatility	S	Janus Capital Management LLC	INTECH Investment Management LLC
Janus Henderson VIT Enterprise	Service	Janus Capital Management LLC	-
Janus Henderson VIT Forty	Service	Janus Capital Management LLC	-
Janus Henderson VIT Mid Cap Value	Service	Janus Capital Management LLC	Perkins Investment Management LLC
Janus Henderson VIT Overseas	Service	Janus Capital Management LLC	-
Janus Henderson VIT Research	Service	Janus Capital Management LLC	-
JPMorgan Insurance Trust Core Bond Portfolio	Class 2	J.P. Morgan Investment Management Inc.	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
JPMorgan Insurance Trust Small Cap Core Portfolio	Class 2	J.P. Morgan Investment Management Inc.	-
JPMorgan Insurance Trust US Equity Portfolio	Class 2	J.P. Morgan Investment Management Inc.	-
Lord Abbett Series Bond-Debenture VC	VC	Lord, Abbett & Co. LLC	-
Lord Abbett Series Calibrated Dividend Growth VC	VC	Lord, Abbett & Co. LLC	-
Lord Abbett Series Classic Stock VC	VC	Lord, Abbett & Co. LLC	-
Lord Abbett Series Developing Growth VC	VC	Lord, Abbett & Co. LLC	-
Lord Abbett Series Fundamental Equity VC	VC	Lord, Abbett & Co. LLC	-
Lord Abbett Series Growth and Income VC	VC	Lord, Abbett & Co. LLC	-
Lord Abbett Series Growth Opportunities VC	VC	Lord, Abbett & Co. LLC	-
Lord Abbett Series Mid Cap Stock VC	VC	Lord, Abbett & Co. LLC	-
Lord Abbett Series Total Return VC	VC	Lord, Abbett & Co. LLC	-
MFS® VIT Emerging Markets Equity	Service	Massachusetts Financial Services Company	-
MFS® VIT Global Tactical Allocation	Service	Massachusetts Financial Services Company	-
MFS® VIT High Yield	Service	Massachusetts Financial Services Company	-
MFS® VIT II MA Investors Growth Stock	Service	Massachusetts Financial Services Company	-
MFS® VIT II Research International	Service	Massachusetts Financial Services Company	-
MFS® VIT Investors Trust	Service	Massachusetts Financial Services Company	-
MFS® VIT New Discovery	Service	Massachusetts Financial Services Company	-
MFS® VIT Research	Service	Massachusetts Financial Services Company	-
MFS® VIT Total Return	Service	Massachusetts Financial Services Company	-
MFS® VIT Total Return Bond	Service	Massachusetts Financial Services Company	-
MFS® VIT Utilities	Service	Massachusetts Financial Services Company	-
MFS® VIT International Intrinsic Value	Service	Massachusetts Financial Services Company	-
Morgan Stanley VIF Emerging Markets Debt	II	Morgan Stanley Investment Management Inc	Morgan Stanley Investment Management Ltd.
Morgan Stanley VIF Emerging Markets Equity	II	Morgan Stanley Investment Management Inc	Morgan Stanley Investment Management Co.
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors, Inc.	Morningstar Investment Management LLC
Morningstar Balanced ETF Asset Allocation Portfolio	Class II	ALPS Advisors, Inc.	Morningstar Investment Management LLC
Morningstar Conservative ETF Asset Allocation Portfolio	Class II	ALPS Advisors, Inc.	Morningstar Investment Management LLC
Morningstar Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors, Inc.	Morningstar Investment Management LLC
Morningstar Income and Growth ETF Asset Allocation Portfolio	Class II	ALPS Advisors, Inc.	Morningstar Investment Management LLC
Neuberger Berman AMT Sustainable Equity	I	Neuberger Berman Investment Advisers LLC	-
Neuberger Berman AMT Sustainable Equity	S	Neuberger Berman Investment Advisers LLC	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Neuberger Berman Core Bond	A	Neuberger Berman Investment Advisers LLC	-
Neuberger Berman Large Cap Value	Advisor	Neuberger Berman Investment Advisers LLC	-
Neuberger Berman Sustainable Equity	Trust	Neuberger Berman Investment Advisers LLC	-
North Square Oak Ridge Small Cap Growth	A	North Square Investments, LLC	Oak Ridge Investments, LLC
Northern Global Tactical Asset Allocation	A	Northern Trust Investments, Inc.	-
Northern Large Cap Core	-	Northern Trust Investments, Inc.	-
Northern Large Cap Value	-	Northern Trust Investments, Inc.	-
PGIM Jennison 20/20 Focus	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Mid-Cap Growth	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Natural Resources	A	PGIM Investments LLC	Jennison Associates LLC
PGIM Jennison Small Company	A	PGIM Investments LLC	Jennison Associates LLC
PGIM QMA Small-Cap Value	A	PGIM Investments LLC	QMA LLC
PIMCO All Asset	R	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO CommodityRealReturn Strategy	A	Pacific Investment Management Company LLC	-
PIMCO Emerging Markets Bond	A	Pacific Investment Management Company LLC	-
PIMCO High Yield	A	Pacific Investment Management Company LLC	-
PIMCO International Bond (U.S. Dollar-Hedged)	R	Pacific Investment Management Company LLC	-
PIMCO Low Duration	R	Pacific Investment Management Company LLC	-
PIMCO Real Return	R	Pacific Investment Management Company LLC	-
PIMCO StocksPLUS® Small Fund	A	Pacific Investment Management Company LLC	-
PIMCO Total Return	R	Pacific Investment Management Company LLC	-
PIMCO VIT All Asset	Administrative	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO VIT All Asset	Advisor	Pacific Investment Management Company LLC	Research Affiliates, LLC
PIMCO VIT CommodityRealReturn Strategy	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT CommodityRealReturn Strategy	Advisor	Pacific Investment Management Company LLC	-
PIMCO VIT Emerging Markets Bond	Advisor	Pacific Investment Management Company LLC	-
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	Advisor	Pacific Investment Management Company LLC	-
PIMCO VIT Global Managed Asset Allocation	Advisor	Pacific Investment Management Company LLC	-
PIMCO VIT High Yield	Advisor	Pacific Investment Management Company LLC	-
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT International Bond Portfolio (Unhedged)	Advisor	Pacific Investment Management Company LLC	-
PIMCO VIT Low Duration	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Low Duration	Advisor	Pacific Investment Management Company LLC	-
PIMCO VIT Real Return	Administrative	Pacific Investment Management Company LLC	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
PIMCO VIT Real Return	Advisor	Pacific Investment Management Company LLC	-
PIMCO VIT Short-Term	Advisor	Pacific Investment Management Company LLC	-
PIMCO VIT Total Return	Administrative	Pacific Investment Management Company LLC	-
PIMCO VIT Total Return	Advisor	Pacific Investment Management Company LLC	-
Pioneer Bond VCT	II	Amundi Pioneer Asset Management, Inc.	-
Pioneer Equity Income VCT	II	Amundi Pioneer Asset Management, Inc.	-
Pioneer High Yield VCT	II	Amundi Pioneer Asset Management, Inc.	-
Pioneer Real Estate Shares VCT	II	Amundi Pioneer Asset Management, Inc.	-
Pioneer Strategic Income	A	Amundi Pioneer Asset Management, Inc.	-
Pioneer Strategic Income VCT	II	Amundi Pioneer Asset Management, Inc.	-
Power Income VIT	Class 2	W.E. Donoghue & Co.,LLC	-
Probabilities Fund	Class 2	Probabilities Fund Management, LLC	-
Putnam VT Diversified Income	IB	Putnam Investment Management, LLC	Putnam Investments Limited
Putnam VT Equity Income	IB	Putnam Investment Management, LLC	Putnam Investments Limited
Putnam VT Global Asset Allocation	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Limited
Putnam VT Growth Opportunities	IB	Putnam Investment Management, LLC	Putnam Investments Limited
Putnam VT High Yield	IB	Putnam Investment Management, LLC	Putnam Investments Limited
Putnam VT Income	IB	Putnam Investment Management, LLC	Putnam Investments Limited
Putnam VT Multi-Asset Absolute Return	IB	Putnam Investment Management, LLC	Putnam Advisory Company, LLC Putnam Investments Limited
Putnam VT Multi-Cap Core	IB	Putnam Investment Management, LLC	Putnam Investments Limited
Putnam VT Small Cap Growth	IB	Putnam Investment Management, LLC	Putnam Investments Limited
Putnam VT Small Cap Value	IB	Putnam Investment Management, LLC	Putnam Investments Limited
Redwood Managed Volatility	Class N	Redwood Investment Management, LLC	-
Royce Micro-Cap	Investment	Royce & Associates, LP	-
Royce Opportunity	Service	Royce & Associates, LP	-
Royce Small-Cap Value	Service	Royce & Associates, LP	-
Rydex VIF Banking	-	Security Investors, LLC	-
Rydex VIF Basic Materials	-	Security Investors, LLC	-
Rydex VIF Biotechnology	-	Security Investors, LLC	-
Rydex VIF Commodities Strategy	-	Security Investors, LLC	-
Rydex VIF Consumer Products	-	Security Investors, LLC	-
Rydex VIF Dow 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Electronics	-	Security Investors, LLC	-
Rydex VIF Energy	-	Security Investors, LLC	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Rydex VIF Energy Services	-	Security Investors, LLC	-
Rydex VIF Europe 1.25x Strategy	-	Security Investors, LLC	-
Rydex VIF Financial Services	-	Security Investors, LLC	-
Rydex VIF Government Long Bond 1.2x Strategy	-	Security Investors, LLC	-
Rydex VIF Health Care	-	Security Investors, LLC	-
Rydex VIF High Yield Strategy	-	Security Investors, LLC	-
Rydex VIF Internet	-	Security Investors, LLC	-
Rydex VIF Inverse Dow 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse Government Long Bond Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse Mid-Cap Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse NASDAQ-100® Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse Russell 2000® Strategy	-	Security Investors, LLC	-
Rydex VIF Inverse S&P 500 Strategy	-	Security Investors, LLC	-
Rydex VIF Japan 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Leisure	-	Security Investors, LLC	-
Rydex VIF Mid-Cap 1.5x Strategy	-	Security Investors, LLC	-
Rydex VIF NASDAQ-100®	-	Security Investors, LLC	-
Rydex VIF NASDAQ-100® 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Nova	-	Security Investors, LLC	-
Rydex VIF Precious Metals	-	Security Investors, LLC	-
Rydex VIF Real Estate	-	Security Investors, LLC	-
Rydex VIF Retailing	-	Security Investors, LLC	-
Rydex VIF Russell 2000® 1.5x Strategy	-	Security Investors, LLC	-
Rydex VIF Russell 2000® 2x Strategy	-	Security Investors, LLC	-
Rydex VIF S&P 500 2x Strategy	-	Security Investors, LLC	-
Rydex VIF S&P 500 Pure Growth	-	Security Investors, LLC	-
Rydex VIF S&P 500 Pure Value	-	Security Investors, LLC	-
Rydex VIF S&P MidCap 400 Pure Growth	-	Security Investors, LLC	-
Rydex VIF S&P MidCap 400 Pure Value	-	Security Investors, LLC	-
Rydex VIF S&P SmallCap 600 Pure Growth	-	Security Investors, LLC	-
Rydex VIF S&P SmallCap 600 Pure Value	-	Security Investors, LLC	-
Rydex VIF Strengthening Dollar 2x Strategy	-	Security Investors, LLC	-
Rydex VIF Technology	-	Security Investors, LLC	-
Rydex VIF Telecommunications	-	Security Investors, LLC	-
Rydex VIF Transportation	-	Security Investors, LLC	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Rydex VIF U.S. Government Money Market	-	Security Investors, LLC	-
Rydex VIF Utilities	-	Security Investors, LLC	-
Rydex VIF Weakening Dollar 2x Strategy	-	Security Investors, LLC	-
SEI VP Balanced Strategy	Class III	SEI Investments Management Corp.	-
SEI VP Conservative Strategy	Class III	SEI Investments Management Corp.	-
SEI VP Defensive Strategy	Class III	SEI Investments Management Corp.	-
SEI VP Market Growth Strategy	Class III	SEI Investments Management Corp.	-
SEI VP Market Plus Strategy	Class III	SEI Investments Management Corp.	-
SEI VP Moderate Strategy	Class III	SEI Investments Management Corp.	-
T. Rowe Price Blue Chip Growth	II	T. Rowe Price Associates, Inc.	-
T. Rowe Price Capital Appreciation	Advisor	T. Rowe Price Associates, Inc.	-
T. Rowe Price Equity Income	II	T. Rowe Price Associates, Inc.	-
T. Rowe Price Growth Stock	R	T. Rowe Price Associates, Inc.	-
T. Rowe Price Health Sciences	II	T. Rowe Price Associates, Inc.	-
T. Rowe Price Limited-Term Bond	II	T. Rowe Price Associates, Inc.	-
T. Rowe Price Retirement 2010	R	T. Rowe Price Associates, Inc.	-
T. Rowe Price Retirement 2015	R	T. Rowe Price Associates, Inc.	-
T. Rowe Price Retirement 2020	R	T. Rowe Price Associates, Inc.	-
T. Rowe Price Retirement 2025	R	T. Rowe Price Associates, Inc.	-
T. Rowe Price Retirement 2030	R	T. Rowe Price Associates, Inc.	-
T. Rowe Price Retirement 2035	R	T. Rowe Price Associates, Inc.	-
T. Rowe Price Retirement 2040	R	T. Rowe Price Associates, Inc.	-
T. Rowe Price Retirement 2045	R	T. Rowe Price Associates, Inc.	-
T. Rowe Price Retirement 2050	R	T. Rowe Price Associates, Inc.	-
T. Rowe Price Retirement 2055	R	T. Rowe Price Associates, Inc.	-
T. Rowe Price Retirement Balanced	R	T. Rowe Price Associates, Inc.	-
Templeton Developing Markets VIP Fund	Class 2	Templeton Asset Management Ltd. (SG)	-
Templeton Foreign VIP Fund	Class 2	Templeton Investment Counsel, LLC	-
Templeton Global Bond VIP Fund	Class 2	Franklin Advisers, Inc.	-
Templeton Growth VIP Fund	Class 2	Templeton Global Advisors Ltd.	-
Third Avenue Value	-	Third Avenue Management LLC	-
TOPS® Aggressive Growth ETF	Investor	ValMark Advisers, Inc.	Milliman Financial Risk Mgmt. LLC
TOPS® Balanced ETF	Investor	ValMark Advisers, Inc.	Milliman Financial Risk Mgmt. LLC
TOPS® Conservative ETF	Investor	ValMark Advisers, Inc.	Milliman Financial Risk Mgmt. LLC
TOPS® Growth ETF	Investor	ValMark Advisers, Inc.	Milliman Financial Risk Mgmt. LLC

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
TOPS® Managed Risk Balanced ETF	Investor	ValMark Advisers, Inc.	Milliman Financial Risk Mgmt. LLC
TOPS® Managed Risk Growth ETF	Investor	ValMark Advisers, Inc.	Milliman Financial Risk Mgmt. LLC
TOPS® Managed Risk Moderate Growth ETF	Investor	ValMark Advisers, Inc.	Milliman Financial Risk Mgmt. LLC
TOPS® Moderate Growth ETF	Investor	ValMark Advisers, Inc.	Milliman Financial Risk Mgmt. LLC
VanEck VIP Global Gold	S	Van Eck Associates Corporation	-
VanEck VIP Global Gold - Class S	S	Van Eck Associates Corporation	-
Vanguard® VIF Balanced	-	Wellington Management Company LLP	-
Vanguard® VIF Capital Growth	-	PRIMECAP Management Company	-
Vanguard® VIF Conservative Allocation	-	Vanguard Group Inc	-
Vanguard® VIF Diversified Value	-	Lazard Asset Management LLC Hotchkis & Wiley Capital Management LLC	-
Vanguard® VIF Equity Income	-	Vanguard Group Inc Wellington Management Company LLP	-
Vanguard® VIF Equity Index	-	Vanguard Group Inc	-
Vanguard® VIF Growth	-	Wellington Management Company LLP Jackson Square Partners, LLC	-
Vanguard® VIF High Yield Bond	-	Wellington Management Company LLP	-
Vanguard® VIF International	-	Baillie Gifford Overseas Limited Schroder Investment Management North America Inc.	-
Vanguard® VIF Mid-Cap Index	-	Vanguard Group Inc	-
Vanguard® VIF Moderate Allocation	-	Vanguard Group Inc	-
Vanguard® VIF Short Term Investment Grade	-	Vanguard Group Inc	-
Vanguard® VIF Small Company Growth	-	ArrowMark Colorado Holdings, LLC (ArrowMark Partners) Vanguard Group Inc	-
Vanguard® VIF Total Bond Market Index	-	Vanguard Group Inc	-
Vanguard® VIF Total Stock Market Index	-	Vanguard Group Inc	-
Vanguard® VIF Global Bond Index	-	Vanguard Group Inc	-
Vanguard® VIF Real Estate Index	-	Vanguard Group Inc	-
Vanguard® VIF Total International Stock Market Index	-	Vanguard Group Inc	-
Victory RS Partners	A	Victory Capital Management Inc.	-
Victory RS Science and Technology	A	Victory Capital Management Inc.	-
Victory RS Value	A	Victory Capital Management Inc.	-
Virtus Ceredex Mid Cap Value Equity	A	Virtus Fund Advisers, LLC	Ceredex Value Advisors LLC

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount/Mutual Fund	Class	Investment Adviser	Sub-Adviser
Virtus Duff & Phelps Real Estate Securities Series	A	Virtus Investment Advisors (VIA)	Duff & PheLPs Investment Management Co
Virtus KAR Small-Cap Growth Series	A	Virtus Investment Advisors (VIA)	Kayne Anderson Rudnick Inv Mgmt., LLC
Virtus Newfleet Multi-Sector Intermediate Bond Series	A	Virtus Investment Advisors (VIA)	Newfleet Asset Management, LLC
Virtus SGA International Growth Series	A	Virtus Investment Advisors (VIA)	Sustainable Growth Advisers, LP
Virtus Strategic Allocation Series	A	Virtus Investment Advisors (VIA)	Duff & PheLPs Investment Management Co
Voya MidCap Opportunities Portfolio	S2	Voya Investments, LLC	Voya Investment Management Co. LLC (US)
VY Clarion Global Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
VY Clarion Real Estate Portfolio	S2	Voya Investments, LLC	CBRE Clarion Securities LLC
Wells Fargo Growth	A	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.
Wells Fargo International Equity VT	2	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.
Wells Fargo Large Cap Core	A	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.
Wells Fargo Omega Growth VT	2	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.
Wells Fargo Opportunity	A	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.
Wells Fargo Opportunity VT	2	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.
Wells Fargo Small Company Value	A	Wells Fargo Funds Management, LLC	Wells Capital Management Inc.
Western Asset Variable Global High Yield Bond	II	Legg Mason Partners Fund Advisor, LLC	Western Asset Management Company Pte Ltd. – Singapore Western Asset Management Company, LLC Western Asset Management Company Limited – UK

Certain of the underlying mutual funds are managed by Security Investors, LLC, doing business as Guggenheim Investments, or Guggenheim Partners Investment Management, LLC, related parties to Security Benefit Corporation prior to January 1, 2019.  Such funds pay annual investment advisory fees directly to Security Investors, LLC and Guggenheim Partners Investment Management, LLC. of up to 1.17% of average net assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Four-hundred-forty-five subaccounts are currently offered by the Account, the following had no activity as indicated:
Subaccount	2019	2018

7Twelve Balanced Portfolio - 4	X	X
Dimensional VA Global Moderate Allocation	X
DWS CROCI® U.S. VIP		X
Goldman Sachs VIT Large Cap Value	X	X
Guggenheim Managed Futures Strategy	X
Ivy VIP Limited-Term Bond	X	X
Ivy VIP Natural Resources	X
Lord Abbett Series Classic Stock VC	X
Lord Abbett Series Fundamental Equity VC	X	X
Lord Abbett Series Growth and Income VC		X
MFS® VIT II MA Investors Growth Stock		X
MFS® VIT Investors Trust		X
PIMCO VIT Global Managed Asset Allocation		X
T. Rowe Price Retirement 2045		X
TOPS® Aggressive Growth ETF	X	X
TOPS® Balanced ETF	X	X
TOPS® Conservative ETF	X	X
TOPS® Growth ETF	X	X
TOPS® Managed Risk Balanced ETF	X	X
TOPS® Managed Risk Growth ETF	X	X
TOPS® Managed Risk Moderate Growth ETF	X	X
TOPS® Moderate Growth ETF	X	X

All subaccounts reported a full twelve month period except for the following as indicated:
Inception Date	Subaccount

May 1, 2019	Dimensional VA Equity Allocation
May 1, 2019	Dimensional VA Global Moderate Allocation
May 1, 2019	Vanguard® VIF Global Bond Index
May 1, 2019	Vanguard® VIF Total International Stock Market Index
August 18, 2017	TOPS® Aggressive Growth ETF
August 18, 2017	TOPS® Balanced ETF
August 18, 2017	TOPS® Conservative ETF
August 18, 2017	TOPS® Growth ETF
August 18, 2017	TOPS® Managed Risk Balanced ETF
August 18, 2017	TOPS® Managed Risk Growth ETF
August 18, 2017	TOPS® Managed Risk Moderate Growth ETF
August 18, 2017	TOPS® Moderate Growth ETF
June 23, 2017	Janus Henderson U.S. Managed Volatility
April 29, 2016	Invesco V.I. Government Money Market
November 20, 2015	FormulaFolios US Equity Portfolio
November 20, 2015	Redwood Managed Volatility
November 20, 2015	Rydex VIF High Yield Strategy
November 20, 2015	Vanguard® VIF Balanced
November 20, 2015	Vanguard® VIF Capital Growth
November 20, 2015	Vanguard® VIF Conservative Allocation

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Inception Date	Subaccount

November 20, 2015	Vanguard® VIF Diversified Value
November 20, 2015	Vanguard® VIF Equity Income
November 20, 2015	Vanguard® VIF Equity Index
November 20, 2015	Vanguard® VIF Growth
November 20, 2015	Vanguard® VIF High Yield Bond
November 20, 2015	Vanguard® VIF International
November 20, 2015	Vanguard® VIF Mid-Cap Index
November 20, 2015	Vanguard® VIF Moderate Allocation
November 20, 2015	Vanguard® VIF Short Term Investment Grade
November 20, 2015	Vanguard® VIF Small Company Growth
November 20, 2015	Vanguard® VIF Total Bond Market Index
November 20, 2015	Vanguard® VIF Total Stock Market Index
November 20, 2015	Vanguard® VIF Real Estate Index

During the current year the following subaccount name changes were made effective:
Date	New Name	Old Name

May 1, 2019	Franklin Allocation VIP Fund	Franklin Founding Funds Allocation VIP Fund
May 13, 2019	North Square Oak Ridge Small Cap Growth	Oak Ridge Small Cap Growth
May 28, 2019	Invesco Oppenheimer Developing Markets Fund	Oppenheimer Developing Markets
May 28, 2019	Invesco Oppenheimer Discovery Fund	Oppenheimer Discovery
May 28, 2019	Invesco Oppenheimer Global Fund	Oppenheimer Global
May 28, 2019	Invesco Oppenheimer V.I. Global Fund	Oppenheimer Global Fund/VA
May 28, 2019	Invesco Oppenheimer V.I. Global Strategic Income Fund	Oppenheimer Global Strategic Income Fund/VA
May 28, 2019	Invesco Oppenheimer V.I. International Growth Fund	Oppenheimer International Growth Fund/VA
May 28, 2019	Invesco Oppenheimer V.I. Main Street Small Cap Fund	Oppenheimer Main Street Small Cap Fund/VA
May 28, 2019	Invesco Oppenheimer V.I. Total Return Bond Fund	Oppenheimer Total Return Bond Fund/VA
June 3, 2019	BNY Mellon Appreciation	Dreyfus Appreciation
June 3, 2019	BNY Mellon Dynamic Value	Dreyfus Strategic Value
June 3, 2019	BNY Mellon IP MidCap Stock	Dreyfus IP MidCap Stock
June 3, 2019	BNY Mellon IP Small Cap Stock Index	Dreyfus IP Small Cap Stock Index
June 3, 2019	BNY Mellon IP Technology Growth	Dreyfus IP Technology Growth
June 3, 2019	BNY Mellon Opportunistic Midcap Value	Dreyfus Opportunistic Midcap Value
June 3, 2019	BNY Mellon Stock Index	Dreyfus Stock Index
June 3, 2019	BNY Mellon VIF Appreciation	Dreyfus VIF Appreciation
June 3, 2019	BNY Mellon VIF International Value	Dreyfus VIF International Value
June 3, 2019	MFS® VIT International Intrinsic Value	MFS VIT International Value
August 7, 2019	Virtus SGA International Growth Series	Virtus Duff & Phelps International Series
October 1, 2019	PIMCO VIT Global Managed Asset Allocation	PIMCO VIT Global Multi-Asset Managed Allocation
November 11, 2019	Guggenheim SMid Cap Value	Guggenheim Mid Cap Value
November 11, 2019	Guggenheim VIF SMid Cap Value	Guggenheim VIF Mid Cap Value

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

As a result of restructuring, the following underlying fund that was previously offered is no longer available as an investment option to our Contract Owners. Any Contract Owner allocations that remained in this fund were redeemed and used to purchase shares of the surviving funds as indicated:

Date	Surviving Subaccount	Closed Subaccount

April 30, 2019	Neuberger Berman AMT Sustainable Equity	Neuberger Berman AMT Large Cap Value
April 30, 2019	Neuberger Berman AMT Sustainable Equity	Neuberger Berman AMT Guardian
September 20, 2019	Wells Fargo Small Company Value	Wells Fargo Small Cap Value

The following subaccounts are closed to new investments:
Subaccount

American Century VP Mid Cap Value
Fidelity® Advisor International Capital Appreciation
Guggenheim VIF Alpha Opportunity
Invesco Small Cap Growth
PGIM QMA Small-Cap Value
PIMCO VIT Low Duration - Administrative
PIMCO VIT Real Return - Administrative
Victory RS Partners
Wells Fargo Growth

Investment Valuation

Investments in mutual fund shares are carried in the statements of net assets at market value (net asset value of the underlying mutual fund).  Investment transactions are accounted for on the trade date.  Realized capital gains and losses on sales of investments are determined based on the average cost of investments sold.  The difference between cost and current market value of investments owned on the day of measurement is recorded as unrealized appreciation or depreciation of investments.

The cost of investment purchases and proceeds from investments sold for the year ended December 31, 2019, were as follows:

Subaccount	Cost of Purchases	Proceeds from Sales

7Twelve Balanced Portfolio 3	$ 68,299	$ 23,554
AB VPS Dynamic Asset Allocation	432,622	469,282
AB VPS Global Thematic Growth	7,500	6
AB VPS Growth and Income	514,436	81,257
AB VPS Small/Mid Cap Value	1,142,679	889,964
Alger Capital Appreciation	82,769	31,634
Alger Large Cap Growth	1,455,597	1,498,143
ALPS/Alerian Energy Infrastructure	32,058	73,678
American Century Diversified Bond	37,061	140,040
American Century Equity Income	1,835,534	1,670,185
American Century Heritage	841,072	511,171
American Century International Bond	143	56
American Century International Growth	460,090	1,043,489
American Century Select	260,593	447,675
American Century Strategic Allocation: Aggressive	263,278	183,609
American Century Strategic Allocation: Conservative	464,751	312,774
American Century Strategic Allocation: Moderate	850,723	772,705

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

American Century Ultra®	$ 55,319	$ 183,932
American Century VP Income & Growth	65,949	14,286
American Century VP Inflation Protection	83,350	17,445
American Century VP International	5,999	6,888
American Century VP Mid Cap Value (e)	970,897	1,086,740
American Century VP Ultra®	6,114,908	6,642,276
American Century VP Value	8,416,094	11,090,060
American Funds IS® Asset Allocation	4,817,414	2,945,849
American Funds IS® Blue Chip Income and Growth	2,657,561	2,653,392
American Funds IS® Global Bond	1,851,386	1,102,672
American Funds IS® Global Growth	3,712,058	1,211,079
American Funds IS® Global Growth and Income	91,739	39,420
American Funds IS® Global Small Capitalization	74,742	22,958
American Funds IS® Growth	1,857,657	1,459,255
American Funds IS® Growth-Income	9,779,524	5,570,662
American Funds IS® International	1,747,871	1,426,084
American Funds IS® International Growth and Income	17,578	76,602
American Funds IS® Mortgage	35,263	7,330
American Funds IS® New World	1,070,633	555,845
American Funds IS® U.S. Government/AAA-Rated Securities	2,225,688	2,032,417
AMG Managers Fairpointe Mid Cap	247,378	489,409
Ariel®	676,926	2,477,050
Baron Asset	84,013	161,486
BlackRock Advantage Large Cap Core V.I.	154,707	2,552
BlackRock Advantage Small Cap Growth	70,030	12,896
BlackRock Basic Value V.I.	19,070	1,536
BlackRock Capital Appreciation V.I.	15,943	366,628
BlackRock Equity Dividend	152,161	145,061
BlackRock Equity Dividend V.I.	2,687,318	1,328,429
BlackRock Global Allocation	19,332	37,169
BlackRock Global Allocation V.I.	557,823	423,944
BlackRock High Yield V.I.	15,859,724	10,557,048
BlackRock International Dividend	160,833	27,748
BlackRock Large Cap Focus Growth V.I.	197,636	100,190
BNY Mellon Appreciation (c)	1,864,903	985,752
BNY Mellon Dynamic Value (c)	215,068	963,905
BNY Mellon IP MidCap Stock (c)	1,029,472	2,255,515
BNY Mellon IP Small Cap Stock Index (c)	2,005,525	838,293
BNY Mellon IP Technology Growth (c)	6,982,763	5,454,850
BNY Mellon Opportunistic Midcap Value (c)	104,716	461,284
BNY Mellon Stock Index (c)	30,885	66,696
BNY Mellon VIF Appreciation (c)	687,002	184,474
BNY Mellon VIF International Value (c)	4,481,006	6,150,387

(c) Name change. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Calamos® Growth	$ 910,607	$ 1,347,230
Calamos® Growth and Income	365,908	956,512
Calamos® High Income Opportunities	82,987	82,131
ClearBridge Small Cap Growth	1,209	147
ClearBridge Variable Aggressive Growth	1,961,776	3,089,708
ClearBridge Variable Small Cap Growth	1,814,501	2,810,779
Dimensional VA Equity Allocation (a)	355,991	248
Dimensional VA Global Bond Portfolio	864,379	330,835
Dimensional VA International Small Portfolio	476,192	454,150
Dimensional VA International Value Portfolio	951,663	1,027,360
Dimensional VA Short-Term Fixed Portfolio	843,579	1,888,388
Dimensional VA U.S. Large Value Portfolio	2,758,879	2,882,939
Dimensional VA U.S. Targeted Value Portfolio	802,797	793,224
DWS Capital Growth VIP	30,622	767
DWS Core Equity VIP	26,456	86,015
DWS CROCI® U.S. VIP	15,494	256
DWS Global Small Cap VIP	2,018	356
DWS Government & Agency Securities VIP	10,500	9
DWS High Income VIP	10,500	5,766
DWS International Growth VIP	15,494	105,266
DWS Small Mid Cap Value VIP	794	153
Eaton Vance VT Floating-Rate Income	4,313,481	3,147,763
Federated Bond	1,323,410	2,885,376
Federated Fund for U.S. Government Securities II	1,142,891	2,328,378
Federated High Income Bond II	9,658,876	2,069,145
Fidelity® Advisor Dividend Growth	179,875	194,927
Fidelity® Advisor International Capital Appreciation (e)	4,814	95,232
Fidelity® Advisor Leveraged Company Stock	26,104	3,371
Fidelity® Advisor New Insights	302,808	860,536
Fidelity® Advisor Real Estate	225,297	274,149
Fidelity® Advisor Stock Selector Mid Cap	2,027,810	148,552
Fidelity® Advisor Value Strategies	348,469	272,142
Fidelity® VIP Balanced	283,187	75,452
Fidelity® VIP Contrafund	2,669,497	3,860,249
Fidelity® VIP Disciplined Small Cap	15,739	76,962
Fidelity® VIP Emerging Markets	153,265	311,687
Fidelity® VIP Equity-Income	1,369,426	1,672,675
Fidelity® VIP Growth & Income	1,582,974	1,078,693
Fidelity® VIP Growth Opportunities	10,214,712	6,807,992
Fidelity® VIP High Income	24,849,568	17,700,612
Fidelity® VIP Index 500	5,517,175	4,046,104
Fidelity® VIP Investment Grade Bond	3,293,880	2,369,509
Fidelity® VIP Mid Cap	84,707	120,269
Fidelity® VIP Overseas	297,482	1,210,511

(a) New subaccount. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Fidelity® VIP Real Estate	$ 43,797	$ 66,292
Fidelity® VIP Strategic Income	1,949,039	212,351
FormulaFolios US Equity Portfolio	23,399	58,362
Franklin Allocation VIP Fund (c)	667,721	418,813
Franklin Flex Cap Growth VIP Fund	415,285	15,500
Franklin Growth and Income VIP Fund	251,740	62,756
Franklin Income VIP Fund	5,201,094	5,887,890
Franklin Large Cap Growth VIP Fund	25,614	5,736
Franklin Mutual Global Discovery VIP Fund	2,247,092	3,271,853
Franklin Mutual Shares VIP Fund	3,480	6,355
Franklin Rising Dividends VIP Fund	631,812	959,709
Franklin Small Cap Value VIP Fund	3,511,747	1,203,064
Franklin Small-Mid Cap Growth VIP Fund	974,720	969,737
Franklin Strategic Income VIP Fund	2,298,269	1,159,714
Franklin U.S. Government Securities VIP Fund	119,697	79,413
Goldman Sachs Emerging Markets Equity	676,238	582,693
Goldman Sachs Government Income	909,904	757,737
Goldman Sachs VIT Growth Opportunities	313,686	207,488
Goldman Sachs VIT High Quality Floating Rate	8,042	10,593
Goldman Sachs VIT International Equity Insights	15,488	381
Goldman Sachs VIT Mid Cap Value	111,808	135,865
Goldman Sachs VIT Small Cap Equity Insights	197,227	421,634
Goldman Sachs VIT Strategic Growth	19,527	1,520
Guggenheim Alpha Opportunity	1,671	14,302
Guggenheim Floating Rate Strategies	664,602	277,487
Guggenheim High Yield	1,050,010	988,637
Guggenheim Large Cap Value	734,600	1,059,416
Guggenheim Long Short Equity	15,697	45,245
Guggenheim Macro Opportunities	337	177
Guggenheim Multi-Hedge Strategies	514	22
Guggenheim Small Cap Value	143,265	135,394
Guggenheim SMid Cap Value (c)	823,700	2,586,475
Guggenheim StylePlus Large Core	357,236	186,462
Guggenheim StylePlus Mid Growth	204,186	436,087
Guggenheim Total Return Bond	249,517	133,169
Guggenheim US Investment Grade Bond	1,338,052	1,620,682
Guggenheim VIF All Cap Value	4,240,394	9,209,156
Guggenheim VIF Alpha Opportunity (e)	16,767	717,057
Guggenheim VIF Floating Rate Strategies	1,147,097	2,573,879
Guggenheim VIF Global Managed Futures Strategy	122,192	163,933
Guggenheim VIF High Yield	7,439,027	7,182,993
Guggenheim VIF Large Cap Value	10,647,171	7,598,433
Guggenheim VIF Long Short Equity	4,792,183	3,151,747
Guggenheim VIF Managed Asset Allocation	817,313	2,068,509

(c) Name change. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Guggenheim VIF Multi-Hedge Strategies	$ 414,423	$ 3,518,955
Guggenheim VIF Small Cap Value	4,717,695	4,904,973
Guggenheim VIF SMid Cap Value (c)	8,570,441	9,118,981
Guggenheim VIF StylePlus Large Core	2,212,280	3,656,022
Guggenheim VIF StylePlus Large Growth	1,877,602	1,761,778
Guggenheim VIF StylePlus Mid Growth	2,092,690	2,437,807
Guggenheim VIF StylePlus Small Growth	765,567	752,827
Guggenheim VIF Total Return Bond	8,026,357	9,810,719
Guggenheim VIF World Equity Income	2,222,975	3,235,900
Guggenheim World Equity Income	698,536	953,229
Invesco American Franchise	130,752	142,624
Invesco Comstock	1,667,555	1,668,431
Invesco Energy	4,632	27,602
Invesco Equity and Income	883,819	874,799
Invesco Gold & Precious Metals	2,528	8,002
Invesco Mid Cap Core Equity	304,597	169,703
Invesco Mid Cap Growth	182,686	171,692
Invesco Oppenheimer Developing Markets Fund (c)	50,772	25,334
Invesco Oppenheimer Discovery Fund (c)	27,224	124,493
Invesco Oppenheimer Global Fund (c)	82,623	151,865
Invesco Oppenheimer V.I. Global Fund (c)	2,079,014	1,383,390
Invesco Oppenheimer V.I. Global Strategic Income Fund (c)	17,027	17,190
Invesco Oppenheimer V.I. International Growth Fund (c)	129,985	62,762
Invesco Oppenheimer V.I. Main Street Small Cap Fund (c)	3,460,334	3,061,419
Invesco Oppenheimer V.I. Total Return Bond Fund (c)	8,417,884	13,105,720
Invesco Small Cap Growth (e)	205,150	280,712
Invesco Technology	154,368	84,858
Invesco V.I. American Franchise Series I	662,087	740,824
Invesco V.I. American Franchise Series II	203,934	16,766
Invesco V.I. American Value	43,001	50,400
Invesco V.I. Balanced-Risk Allocation	20,185	5,775
Invesco V.I. Comstock	7,402,283	2,549,786
Invesco V.I. Core Equity	1,291	153
Invesco V.I. Equity and Income	1,079,901	1,260,980
Invesco V.I. Global Core Equity	16,878	292
Invesco V.I. Global Real Estate Series I	3,866,311	5,062,703
Invesco V.I. Global Real Estate Series II	183,575	213,547
Invesco V.I. Government Money Market	19,805,995	39,127,498
Invesco V.I. Government Securities	12,052,748	13,794,576
Invesco V.I. Growth and Income	2,561	320
Invesco V.I. Health Care Series I	3,904,932	6,315,725
Invesco V.I. Health Care Series II	163,357	23,886
Invesco V.I. High Yield	42,689	83,694
Invesco V.I. International Growth	6,530,121	11,463,719

(c) Name change. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Invesco V.I. Managed Volatility	$ 21,551	$ 3,561
Invesco V.I. Mid Cap Core Equity	7,279,533	3,387,914
Invesco V.I. Mid Cap Growth	1,821,156	961,544
Invesco V.I. S&P 500 Index	104,720	139,285
Invesco V.I. Small Cap Equity	3,995	762
Invesco V.I. Value Opportunities	947,347	706,093
Invesco Value Opportunities	91,866	267,253
Ivy Asset Strategy	26,645	16,827
Ivy VIP Asset Strategy	272,318	138,099
Ivy VIP Balanced	6,737	320
Ivy VIP Core Equity	11,564	1,508
Ivy VIP Energy	486	53,774
Ivy VIP Global Bond	57,278	77,486
Ivy VIP Global Equity Income	8,820	139
Ivy VIP Global Growth	537,387	2,137
Ivy VIP Growth	90,065	82,803
Ivy VIP High Income	2,213,749	2,193,230
Ivy VIP International Core Equity	85,724	99,096
Ivy VIP Mid Cap Growth	350,779	360,315
Ivy VIP Science and Technology	213,542	184,337
Ivy VIP Securian Real Estate Securities	1,125	1,503
Ivy VIP Small Cap Core	57,086	29,602
Ivy VIP Small Cap Growth	14,408	37,802
Ivy VIP Value	29,817	41,963
Janus Henderson Mid Cap Value	34,931	52,134
Janus Henderson Overseas	190,613	602,529
Janus Henderson U.S. Managed Volatility	66,376	115,417
Janus Henderson VIT Enterprise	4,483,629	6,928,189
Janus Henderson VIT Forty	412,812	648,721
Janus Henderson VIT Mid Cap Value	47,451	17,575
Janus Henderson VIT Overseas	69,158	10,729
Janus Henderson VIT Research	4,025,947	4,694,314
JPMorgan Insurance Trust Core Bond Portfolio	1,323,675	474,000
JPMorgan Insurance Trust Small Cap Core Portfolio	50,697	19,040
JPMorgan Insurance Trust US Equity Portfolio	36,828	2,427
Lord Abbett Series Bond-Debenture VC	2,501,730	2,599,936
Lord Abbett Series Calibrated Dividend Growth VC	298,166	294,682
Lord Abbett Series Developing Growth VC	1,707,205	1,589,069
Lord Abbett Series Growth and Income VC	22,220	24,472
Lord Abbett Series Growth Opportunities VC	385,446	347,049
Lord Abbett Series Mid Cap Stock VC	1,552	1,431
Lord Abbett Series Total Return VC	17,357	110,872
MFS® VIT Emerging Markets Equity	103,411	9,244
MFS® VIT Global Tactical Allocation	414	1,114
MFS® VIT High Yield	-	13,969
MFS® VIT II MA Investors Growth Stock	195,233	566
MFS® VIT II Research International	2,275,353	2,986,911

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

MFS® VIT Investors Trust	$ 225,107	$ 204,230
MFS® VIT New Discovery	68,701	13,651
MFS® VIT Research	12,358	1,532
MFS® VIT Total Return	11,649,342	9,608,117
MFS® VIT Total Return Bond	254,074	243,575
MFS® VIT Utilities	6,676,802	6,677,709
MFS® VIT International Intrinsic Value (c)	133,852	265,532
Morgan Stanley VIF Emerging Markets Debt	130,422	152,483
Morgan Stanley VIF Emerging Markets Equity	3,827,806	6,357,489
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	157,030	17,674
Morningstar Balanced ETF Asset Allocation Portfolio	1,439,397	696,733
Morningstar Conservative ETF Asset Allocation Portfolio	1,001,634	670,327
Morningstar Growth ETF Asset Allocation Portfolio	754,411	737,020
Morningstar Income and Growth ETF Asset Allocation Portfolio	590,102	721,113
Neuberger Berman AMT Sustainable Equity I (d)	15,608,619	18,906,144
Neuberger Berman AMT Sustainable Equity S	864,915	1,278,891
Neuberger Berman Core Bond	252,952	1,824,867
Neuberger Berman Large Cap Value	141,598	144,396
Neuberger Berman Sustainable Equity	155,970	119,498
North Square Oak Ridge Small Cap Growth (c)	20,027	3,884
Northern Global Tactical Asset Allocation	9,702	30,472
Northern Large Cap Core	11,133	17,359
Northern Large Cap Value	266,187	24,894
PGIM Jennison 20/20 Focus	322,134	441,698
PGIM Jennison Mid-Cap Growth	40,319	9,265
PGIM Jennison Natural Resources	1,536	3,419
PGIM Jennison Small Company	62,186	81,313
PGIM QMA Small-Cap Value (e)	18,321	12,748
PIMCO All Asset	20,477	52,739
PIMCO CommodityRealReturn Strategy	13,499	3,517
PIMCO Emerging Markets Bond	6,453	243
PIMCO High Yield	507,674	897,355
PIMCO International Bond (U.S. Dollar-Hedged)	1,321,721	1,106,241
PIMCO Low Duration	5,086	15,043
PIMCO Real Return	60,367	125,964
PIMCO StocksPLUS® Small Fund	608,960	341,541
PIMCO Total Return	249,958	514,781
PIMCO VIT All Asset Administrative	613,716	1,809,853
PIMCO VIT All Asset Advisor	216,860	84,445
PIMCO VIT CommodityRealReturn Strategy Administrative	1,250,579	3,971,657
PIMCO VIT CommodityRealReturn Strategy Advisor	36,489	241
PIMCO VIT Emerging Markets Bond	1,394,302	3,851,224
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	1,420	472

(c) Name change. See Note 1.
(d) Merger. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

PIMCO VIT Global Managed Asset Allocation (c)	$ 16,041	$ 58
PIMCO VIT High Yield	4,592,083	3,193,272
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	3,154,380	5,732,394
PIMCO VIT International Bond Portfolio (Unhedged)	178,452	22,849
PIMCO VIT Low Duration Administrative (e)	3,806,452	8,361,900
PIMCO VIT Low Duration Advisor	377,492	948,098
PIMCO VIT Real Return Administrative (e)	6,286,138	11,170,893
PIMCO VIT Real Return Advisor	536,832	776,501
PIMCO VIT Short-Term	2,167,536	1,647,830
PIMCO VIT Total Return Administrative	3,038,013	5,183,976
PIMCO VIT Total Return Advisor	5,557,891	5,843,124
Pioneer Bond VCT	1,070,555	67,601
Pioneer Equity Income VCT	172,707	84,380
Pioneer High Yield VCT	265,837	152,224
Pioneer Real Estate Shares VCT	34,432	551
Pioneer Strategic Income	5,385	12,712
Pioneer Strategic Income VCT	837,489	26,212
Power Income VIT	4,861	140,442
Probabilities Fund	75,151	175,165
Putnam VT Diversified Income	270,406	123,344
Putnam VT Equity Income	169,731	83,595
Putnam VT Global Asset Allocation	529	173
Putnam VT Growth Opportunities	66,183	168,842
Putnam VT High Yield	135,423	188,160
Putnam VT Income	739,630	467,003
Putnam VT Multi-Asset Absolute Return	211,713	272,113
Putnam VT Multi-Cap Core	23,368	1,371
Putnam VT Small Cap Growth	4,045	2,104
Putnam VT Small Cap Value	98,238	334,336
Redwood Managed Volatility	38,478	1,840,993
Royce Micro-Cap	629,195	1,558,291
Royce Opportunity	733,334	456,514
Royce Small-Cap Value	203,052	514,263
Rydex VIF Banking	892,617	982,441
Rydex VIF Basic Materials	208,245	598,880
Rydex VIF Biotechnology	1,629,489	2,291,370
Rydex VIF Commodities Strategy	162,063	454,652
Rydex VIF Consumer Products	1,768,322	2,090,951
Rydex VIF Dow 2x Strategy	20,461,223	21,318,781
Rydex VIF Electronics	582,119	446,286
Rydex VIF Energy	458,672	831,824
Rydex VIF Energy Services	975,223	1,629,713
Rydex VIF Europe 1.25x Strategy	1,297,970	1,372,653
Rydex VIF Financial Services	1,074,839	1,008,487

(c) Name change. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Rydex VIF Government Long Bond 1.2x Strategy	$ 2,278,751	$ 2,471,295
Rydex VIF Health Care	718,988	2,437,209
Rydex VIF High Yield Strategy	10,200,872	7,068,904
Rydex VIF Internet	2,205,089	2,472,133
Rydex VIF Inverse Dow 2x Strategy	3,170,196	3,230,632
Rydex VIF Inverse Government Long Bond Strategy	288,082	536,048
Rydex VIF Inverse Mid-Cap Strategy	197,285	195,845
Rydex VIF Inverse NASDAQ-100® Strategy	5,437,123	5,471,266
Rydex VIF Inverse Russell 2000® Strategy	790,603	837,434
Rydex VIF Inverse S&P 500 Strategy	4,196,039	4,135,546
Rydex VIF Japan 2x Strategy	217,964	214,354
Rydex VIF Leisure	496,068	682,206
Rydex VIF Mid-Cap 1.5x Strategy	1,574,517	2,400,325
Rydex VIF NASDAQ-100®	27,412,811	22,528,682
Rydex VIF NASDAQ-100® 2x Strategy	52,393,418	61,847,225
Rydex VIF Nova	4,662,083	4,554,775
Rydex VIF Precious Metals	3,185,011	3,033,466
Rydex VIF Real Estate	7,307,969	6,096,890
Rydex VIF Retailing	456,420	719,520
Rydex VIF Russell 2000® 1.5x Strategy	306,832	546,197
Rydex VIF Russell 2000® 2x Strategy	6,353,248	6,392,003
Rydex VIF S&P 500 2x Strategy	50,544,871	52,089,112
Rydex VIF S&P 500 Pure Growth	12,188,225	13,487,051
Rydex VIF S&P 500 Pure Value	9,346,312	8,627,705
Rydex VIF S&P MidCap 400 Pure Growth	888,660	1,675,595
Rydex VIF S&P MidCap 400 Pure Value	1,617,539	1,550,797
Rydex VIF S&P SmallCap 600 Pure Growth	940,265	2,472,937
Rydex VIF S&P SmallCap 600 Pure Value	2,937,414	3,303,535
Rydex VIF Strengthening Dollar 2x Strategy	376,760	650,949
Rydex VIF Technology	2,236,921	2,016,082
Rydex VIF Telecommunications	267,473	308,632
Rydex VIF Transportation	113,014	317,961
Rydex VIF U.S. Government Money Market	183,344,606	217,490,934
Rydex VIF Utilities	8,506,565	7,826,196
Rydex VIF Weakening Dollar 2x Strategy	200,555	230,679
SEI VP Balanced Strategy	5,438	262,669
SEI VP Conservative Strategy	11,181	10,751
SEI VP Defensive Strategy	22,329	46,723
SEI VP Market Growth Strategy	924	276
SEI VP Market Plus Strategy	2,866	203
SEI VP Moderate Strategy	23,597	11,390
T. Rowe Price Blue Chip Growth	4,087,719	4,356,883
T. Rowe Price Capital Appreciation	1,261,306	1,436,254
T. Rowe Price Equity Income	339,481	254,323
T. Rowe Price Growth Stock	606,780	1,232,443
T. Rowe Price Health Sciences	2,005,632	1,636,965
T. Rowe Price Limited-Term Bond	1,250	134,770

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

T. Rowe Price Retirement 2010	$ 59	$ 19
T. Rowe Price Retirement 2015	100,280	946
T. Rowe Price Retirement 2020	17,975	2,091
T. Rowe Price Retirement 2025	7,746	13,955
T. Rowe Price Retirement 2030	55,207	1,686
T. Rowe Price Retirement 2035	31,458	520
T. Rowe Price Retirement 2040	5,151	75,038
T. Rowe Price Retirement 2045	950	4
T. Rowe Price Retirement 2050	1,207	63
T. Rowe Price Retirement 2055	3,038	402
T. Rowe Price Retirement Balanced	84,755	69,498
Templeton Developing Markets VIP Fund	5,745,402	4,930,201
Templeton Foreign VIP Fund	680,154	1,213,843
Templeton Global Bond VIP Fund	616,395	809,455
Templeton Growth VIP Fund	770	51
Third Avenue Value	47	247
VanEck VIP Global Gold	13,440	20,804
VanEck VIP Global Hard Assets	6,002	15,207
Vanguard® VIF Balanced	549,709	421,574
Vanguard® VIF Capital Growth	627,698	218,134
Vanguard® VIF Conservative Allocation	817,989	70,413
Vanguard® VIF Diversified Value	197,536	51,194
Vanguard® VIF Equity Income	875,161	759,358
Vanguard® VIF Equity Index	491,915	109,097
Vanguard® VIF Growth	62,276	57,137
Vanguard® VIF High Yield Bond	1,255,188	837,188
Vanguard® VIF International	1,930,653	1,464,898
Vanguard® VIF Mid-Cap Index	882,551	274,521
Vanguard® VIF Moderate Allocation	1,485,912	523,684
Vanguard® VIF Short Term Investment Grade	1,308,937	1,413,479
Vanguard® VIF Small Company Growth	481,556	776,956
Vanguard® VIF Total Bond Market Index	10,703,128	9,824,024
Vanguard® VIF Total Stock Market Index	1,323,601	644,569
Vanguard® VIF Global Bond Index (a)	87,188	88,442
Vanguard® VIF Real Estate Index	252,229	138,994
Vanguard® VIF Total International Stock Market Index (a)	290,469	683
Victory RS Partners (e)	52,352	61,813
Victory RS Science and Technology	297,567	254,262
Victory RS Value	571,088	252,541
Virtus Ceredex Mid Cap Value Equity	161,304	43,681
Virtus Duff & Phelps Real Estate Securities Series	11,735	22,771
Virtus KAR Small-Cap Growth Series	1,291,752	972,135
Virtus Newfleet Multi-Sector Intermediate Bond Series	55,813	550,257

(a) New subaccount. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Cost of Purchases	Proceeds from Sales

Virtus SGA International Growth Series (c)	$ 38,386	$ 500,545
Virtus Strategic Allocation Series	3,218	4,240
Voya MidCap Opportunities Portfolio	1,386	160
VY Clarion Global Real Estate Portfolio	3,045	4,704
VY Clarion Real Estate Portfolio	121,980	120,809
Wells Fargo Growth (e)	104,353	171,206
Wells Fargo International Equity VT	17,178	172
Wells Fargo Large Cap Core	324,770	780,085
Wells Fargo Omega Growth VT	53,465	87,040
Wells Fargo Opportunity	450,489	497,063
Wells Fargo Opportunity VT	539,677	422,026
Wells Fargo Small Company Value (d)	5,921,879	5,896,914
Western Asset Variable Global High Yield Bond	2,897,720	2,973,566

(c) Name change. See Note 1.
(d) Merger. See Note 1.
(e) Closed to new investments. See Note 1.

Market Risk

Each subaccount invests in shares of a single underlying fund.  The investment performance of each subaccount will reflect the investment performance of the underlying fund less separate account expenses. There is no assurance that the investment objective of any underlying fund will be met.  A fund calculates a daily net asset value per share ("NAV") which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contractholders’ investments in the funds and the amounts reported in the statements of net assets. The contractholder assumes all of the investment performance risk for the subaccounts selected.

Annuity Assets

Annuity Assets relate to contracts that have matured and are in the payout stage. Such assets are computed on the basis of published mortality tables using assumed interest rates that will provide assets as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity assets, and any resulting adjustment is either charged or credited to SBL and not to the Account.
The annuity assets for December 31, 2019 by subaccount are as follows:

Subaccount	Annuity Assets

AB VPS Growth and Income	$ 339,974
American Century Equity Income	790
American Century VP Mid Cap Value	7,793
American Century VP Value	13,181
American Funds IS® Global Growth	699
American Funds IS® Growth-Income	1,381
American Funds IS® International	692
Ariel®	4,483
BlackRock Equity Dividend V.I.	700
BlackRock High Yield V.I.	675

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets

BNY Mellon Appreciation	$ 1,614
BNY Mellon Dynamic Value	834
BNY Mellon IP Small Cap Stock Index	693
BNY Mellon IP Technology Growth	225,291
BNY Mellon Opportunistic Midcap Value	910
Calamos® Growth	1,545
Calamos® Growth and Income	9,481
ClearBridge Variable Aggressive Growth	8,800
ClearBridge Variable Small Cap Growth	19,966
Dimensional VA U.S. Targeted Value Portfolio	44,848
Federated Fund for U.S. Government Securities II	2,896
Federated High Income Bond II	4,728
Fidelity® Advisor International Capital Appreciation	1,611
Fidelity® Advisor Value Strategies	742
Fidelity® VIP Contrafund	25,189
Fidelity® VIP Growth Opportunities	489,624
Fidelity® VIP High Income	2,016
Fidelity® VIP Index 500	23,666
Fidelity® VIP Investment Grade Bond	3,333
Franklin Income VIP Fund	7,046
Franklin Mutual Global Discovery VIP Fund	15,913
Guggenheim SMid Cap Value	1,789
Guggenheim VIF All Cap Value	8,613
Guggenheim VIF Alpha Opportunity	3,876
Guggenheim VIF High Yield	76,509
Guggenheim VIF Large Cap Value	500,390
Guggenheim VIF Long Short Equity	9,569
Guggenheim VIF Multi-Hedge Strategies	984
Guggenheim VIF Small Cap Value	56,770
Guggenheim VIF SMid Cap Value	83,619
Guggenheim VIF StylePlus Large Core	10,535
Guggenheim VIF StylePlus Mid Growth	2,222
Guggenheim VIF StylePlus Small Growth	1,858
Guggenheim VIF Total Return Bond	52,855
Guggenheim VIF World Equity Income	12,964
Invesco Comstock	1,454
Invesco Equity and Income	1,361
Invesco Mid Cap Core Equity	679
Invesco Oppenheimer V.I. Global Fund	693
Invesco Oppenheimer V.I. Main Street Small Cap Fund	34,516
Invesco Oppenheimer V.I. Total Return Bond Fund	81,713
Invesco V.I. Comstock	22,444
Invesco V.I. Equity and Income	8,618
Invesco V.I. Global Real Estate - Series I	1,029
Invesco V.I. Government Money Market	13,682
Invesco V.I. Government Securities	46,806
Invesco V.I. International Growth	1,850
Invesco V.I. Mid Cap Core Equity	15,900
Invesco V.I. Mid Cap Growth	5,384
Invesco V.I. Value Opportunities	2,848
Janus Henderson VIT Enterprise	73,749

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Annuity Assets

Janus Henderson VIT Research	$ 34,608
JPMorgan Insurance Trust Core Bond Portfolio	1,657
MFS® VIT II Research International	23,397
MFS® VIT Total Return	71,961
MFS® VIT Utilities	4,427
Morgan Stanley VIF Emerging Markets Equity	5,697
PIMCO VIT All Asset - Administrative	39,363
PIMCO VIT All Asset - Advisor	131,669
PIMCO VIT CommodityRealReturn Strategy - Administrative	676
PIMCO VIT Emerging Markets Bond	1,477
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	22,188
PIMCO VIT Low Duration - Administrative	18,212
PIMCO VIT Real Return - Administrative	6,422
PIMCO VIT Total Return - Administrative	4,191
Royce Micro-Cap	7,520
Rydex VIF Banking	20,979
Rydex VIF Biotechnology	40,816
Rydex VIF Commodities Strategy	530
Rydex VIF Energy Services	485
Rydex VIF Europe 1.25x Strategy	1,964
Rydex VIF Health Care	33,868
Rydex VIF Mid-Cap 1.5x Strategy	2,254
Rydex VIF NASDAQ-100® 2x Strategy	53,722
Rydex VIF Precious Metals	4,534
Rydex VIF Real Estate	36,967
Rydex VIF Retailing	1,468
Rydex VIF Russell 2000® 1.5x Strategy	1,743
Rydex VIF S&P 500 Pure Growth	2,471
Rydex VIF S&P 500 Pure Value	2,946
Rydex VIF S&P SmallCap 600 Pure Growth	11,959
Rydex VIF U.S. Government Money Market	180,068
Rydex VIF Utilities	52,020
T. Rowe Price Growth Stock	2,926
Templeton Developing Markets VIP Fund	11,160
Templeton Foreign VIP Fund	967
Vanguard® VIF Capital Growth	465,882
Vanguard® VIF Equity Index	225,151
Vanguard® VIF International	208,538
Vanguard® VIF Total Bond Market Index	300,273
Victory RS Science and Technology	3,899
Virtus KAR Small-Cap Growth Series	356,109
Wells Fargo Small Company Value	713
Western Asset Variable Global High Yield Bond	3,336

Reinvestment of Dividends

Dividend and capital gain distributions paid by the mutual funds to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gain distributions are recorded as income on the ex-dividend date.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Federal Income Taxes

The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price).

The Account invests in shares of open-end mutual funds, which process contractholders directed purchases, sales and transfers on a daily basis at the funds’ computed net asset values (NAVs).  The fair value of the Account’s assets is based on the NAVs of mutual funds, which are obtained from the custodians and reflect the fair values of the mutual fund investments.  The NAV is calculated daily and is based on the fair values of the underlying securities.

Because the fund provides liquidity for the investments through purchases and redemptions at NAV, this may represent the fair value of the investment in the fund.  That is, for an open-ended mutual fund, the fair value of an investment in the fund would not be expected to be higher than the amount that a new investor would be required to spend in order to directly invest in the mutual fund. Similarly, the hypothetical seller of the investment would not be expected to accept less in proceeds than it could receive by directly redeeming its investment with the fund.
The Account had no financial liabilities as of December 31, 2019.

2. Variable Annuity Contract Charges

AdvanceDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 1.20% of the average daily net assets.  The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charges:

• Mortality and Expense Risk Charge:  If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

• Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

• Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

• Rider Charge:  SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.50% of the contract value.  For contracts issued prior to June 19, 2006, maximum rider charge is 1% and for contracts issued prior to February 10 2010, maximum rider charge is 1.60%.

AdvisorDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.85% of the average daily net assets.  The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value.  The amount of these charges differs by Subaccount and ranges from 0.25% to 0.60%, as indicated in the below table:

Administrative Charge	Subaccount
0.25%	Guggenheim VIF All Cap Value, Guggenheim VIF Large Cap Value, Guggenheim VIF Mid Cap Value, Guggenheim VIF Small Cap Value, Guggenheim VIF StylePlus Mid Growth, and Guggenheim VIF World Equity Income
0.35%	Invesco V.I. International Growth and Invesco V.I. Mid Cap Core Equity
0.40%	Dreyfus VIF International Value and Oppenheimer Main Street Small Cap Fund/VA
0.45%	Guggenheim VIF Long Short Equity, Guggenheim VIF Multi-Hedge Strategies, Invesco V.I. Government Securities and for each of the Rydex VIF Subaccounts
0.50%	Federated High Income Bond II, Fidelity VIP Contrafund, Fidelity VIP Growth Opportunities, Fidelity VIP Investment-Grade Bond
0.55%	Fidelity VIP Index 500, PIMCO VIT Low Duration, PIMCO VIT Real Return, PIMCO VIT Total Return and Wells Fargo Opportunity VT
0.60%
Federated Fund for U.S. Government Securities II, Franklin Small-Mid Cap Growth VIP Fund, Invesco V.I. American Franchise, Neuberger Berman AMT Guardian, Neuberger Berman AMT Large Cap Value, Templeton Developing Markets VIP Fund and Templeton Foreign VIP Fund

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Contract owner maintenance charges on the statements of changes in net assets may include the following charges:

•
Mortality and Expense Risk Charge:  If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•
Account Administrative Charge: SBL deducts an account administrative fee of $30 at each contract anniversary, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 2% of the contract value.

Security Benefit Advisor

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.75% of the average daily net asset value. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net assets value.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charges:

•
Mortality and Expense Risk Charge: If the net asset value of an individual contract is less than $25,000, SBL deducts an additional 0.15% above the minimum annual rate of 0.75%, as a contract level deduction for mortality and expense risk.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•
Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)
EliteDesigns

Mortality and Expense Risk Charge: The mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate ranging from 0.00% to 1.20% of the average daily net assets.  A 5 year contract is not assessed with a mortality and expense risk charge.  A 0-4 year contract is assessed a mortality and expense risk fee of 0.20% annually.   An EliteDesigns II contract is assessed a mortality and expense risk fee of 1.20% annually.  All contracts, once annuitized will be assessed with a mortality and expense risk charge of 0.30% annually of the average daily net assets.  Currently, there are no policies in the annuitization stage.

Administrative Charge:  SBL deducts a daily administrative charge equal to an annual rate of each Subaccount’s average daily net asset value.  In 2019 these charges were 0.25%.  Prior to 2019, the amount of these charges differs by Subaccount and ranges from 0.25% to 0.65%, as indicated in the below table:

Administrative Charge	Subaccount
0.65%
Dimensional VA Global Bond Portfolio, Dimensional VA International Small Portfolio, Dimensional VA International Value Portfolio, Dimensional VA Short-Term Fixed Portfolio, Dimensional VA U.S. Large Value Portfolio, Dimensional VA U.S. Targeted Value Portfolio, Vanguard VIF Balanced, Vanguard VIF Capital Growth, Vanguard VIF Conservative Allocation, Vanguard VIF Diversified Value, Vanguard VIF Equity Income, Vanguard VIF Equity Index, Vanguard VIF Growth, Vanguard VIF High Yield Bond, Vanguard VIF International, Vanguard VIF Mid-Cap Index, Vanguard VIF Moderate Allocation, Vanguard VIF REIT Index, Vanguard VIF Short Term Investment Grade, Vanguard VIF Small Company Growth, Vanguard VIF Total Bond Market Index, Vanguard VIF Total Stock Market Index

0.25%	All other subaccounts

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to affect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charges:

•
Contingent Deferred Sales Charge (CDSC): For a 5 year contract, SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 5% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first five years of the contract.  For a 0 year and EliteDesigns II contract, SBL does not deduct any CDSC throughout the life of the contract.

•	Rider Charge: SBL deducts an amount for each optional rider, equal to a percentage of the contract value, not to exceed a total charge of 1.25% of the contract value.
SecureDesigns

Mortality and Expense Risk Charge: Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to a minimum annual rate of 0.60% of the average daily net asset. The mortality and expense risk charge is based on the daily value of the individual contract.

Administrative Charge: SBL deducts a daily administrative charge equivalent to an annual rate of 0.15% of the average daily net asset value.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

2. Variable Annuity Contract Charges (continued)

Premium Tax Charge: When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from the purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charges:

•
Mortality and Expense Risk Charge:  If the net asset value of an individual contract is less than $100,000, SBL deducts an additional mortality and expense risk charge of 0.25% on contracts with a net asset value less than $25,000 and 0.10% on contracts with a net asset value of at least $25,000 but less than $100,000, as a contract level deduction.

•
Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•	Rider Charge: SBL deducts an amount for each rider, equal to a percentage of contract value, not to exceed a total charge of 2.00% of the contract value.

Valuebuilder

Mortality and Expense Risk Charge: For NEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.75% of the average daily net asset value to contracts with $25,000 or more and 0.90% of the average daily net asset value to contracts with less than $25,000. For NEA Valuebuilder – RID contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.10% of the average daily net asset value. For AEA Valuebuilder contracts, the mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.95% of the average daily net asset value to contracts with $25,000 or more and 1.10% of the average daily net asset value to contracts with less than $25,000. During the annuity period mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 1.25% of the average daily net asset value for certain annuity options.

Administrative Charge: SBL deducts a daily administrative charge equal to an annual rate of 0.15% of the average daily net asset value.

Premium Tax Charge: When applicable, an amount for premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

Contract owner maintenance charges on the statements of changes in net assets may include the following charges:

•
Contingent Deferred Sales Charge (CDSC): SBL deducts a CDSC (also referred to as a “withdrawal charge”) of up to 7% of any portion of a withdrawal, consisting of purchase payments, that exceed the free withdrawal amount for units withdrawn in the first seven years of the contract.

•
Account Administrative Charge: SBL deducts an account administration charge of $30 annually, except for certain contracts based on a minimum account value and the period of time the contract has been in force.

Rider Charge: SBL deducts a monthly amount for each rider, equal to a percentage of the contract value, not to exceed a total charge of 1.55% of the contract value.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions

The changes in units outstanding for the periods December 31, 2019 and 2018, were as follows:

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

7Twelve Balanced Portfolio 3	7,034	(2,234)	4,800	10,089	(8,306)	1,783
AB VPS Dynamic Asset Allocation	44,567	(46,597)	(2,030)	54,023	(38,377)	15,646
AB VPS Global Thematic Growth	487	-	487	35	(2,778)	(2,743)
AB VPS Growth and Income	27,637	(4,829)	22,808	45,825	(52,415)	(6,590)
AB VPS Small/Mid Cap Value	89,627	(78,382)	11,245	59,699	(37,085)	22,614
Alger Capital Appreciation	1,985	(1,536)	449	4,637	(35,549)	(30,912)
Alger Large Cap Growth	81,924	(85,448)	(3,524)	3,533	(6,696)	(3,163)
ALPS/Alerian Energy Infrastructure	5,036	(9,274)	(4,238)	7,757	(15,641)	(7,884)
American Century Diversified Bond	5,150	(16,006)	(10,856)	10,299	(14,680)	(4,381)
American Century Equity Income	73,776	(83,032)	(9,256)	47,929	(131,072)	(83,143)
American Century Heritage	27,187	(23,974)	3,213	12,172	(28,845)	(16,673)
American Century International Bond	38	(3)	35	18	(42)	(24)
American Century International Growth	61,437	(99,677)	(38,240)	93,199	(110,773)	(17,574)
American Century Select	13,873	(30,067)	(16,194)	21,116	(42,505)	(21,389)
American Century Strategic Allocation: Aggressive	11,336	(13,820)	(2,484)	6,792	(5,784)	1,008
American Century Strategic Allocation: Conservative	38,202	(28,103)	10,099	18,898	(14,982)	3,916
American Century Strategic Allocation: Moderate	33,528	(62,903)	(29,375)	54,623	(75,486)	(20,863)
American Century Ultra®	2,435	(8,461)	(6,026)	14,170	(8,850)	5,320
American Century VP Income & Growth	1,214	(654)	560	26,880	(22,430)	4,450
American Century VP Inflation Protection	10,406	(1,961)	8,445	4,670	(720)	3,950
American Century VP International	281	(605)	(324)	284	(138)	146
American Century VP Mid Cap Value (e)	24,880	(66,665)	(41,785)	49,589	(121,752)	(72,163)
American Century VP Ultra®	226,651	(298,422)	(71,771)	213,746	(276,752)	(63,006)
American Century VP Value	345,844	(536,458)	(190,614)	304,839	(649,570)	(344,731)
American Funds IS® Asset Allocation	371,508	(246,422)	125,086	318,599	(358,069)	(39,470)
American Funds IS® Blue Chip Income and Growth	209,456	(212,997)	(3,541)	319,042	(336,753)	(17,711)

(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

American Funds IS® Global Bond	235,349	(124,221)	111,128	346,090	(105,086)	241,004
American Funds IS® Global Growth	262,053	(92,731)	169,322	229,577	(253,030)	(23,453)
American Funds IS® Global Growth and Income	7,438	(3,021)	4,417	111,397	(111,125)	272
American Funds IS® Global Small Capitalization	6,320	(1,887)	4,433	1,067	(67)	1,000
American Funds IS® Growth	113,910	(94,297)	19,613	38,267	(130,699)	(92,432)
American Funds IS® Growth-Income	594,131	(404,690)	189,441	387,005	(508,684)	(121,679)
American Funds IS® International	170,847	(138,785)	32,062	222,068	(234,354)	(12,286)
American Funds IS® International Growth and Income	1,843	(8,136)	(6,293)	4,407	(288,621)	(284,214)
American Funds IS® Mortgage	3,892	(806)	3,086	41	(87)	(46)
American Funds IS® New World	106,315	(54,664)	51,651	178,826	(337,286)	(158,460)
American Funds IS® U.S. Government/AAA-Rated Securities	246,951	(225,257)	21,694	24,671	(30,320)	(5,649)
AMG Managers Fairpointe Mid Cap	11,418	(29,555)	(18,137)	14,678	(38,071)	(23,393)
Ariel®	32,144	(136,697)	(104,553)	33,474	(69,210)	(35,736)
Baron Asset	5,246	(9,077)	(3,831)	7,103	(13,523)	(6,420)
BlackRock Advantage Large Cap Core V.I.	8,008	(60)	7,948	564	(1,483)	(919)
BlackRock Advantage Small Cap Growth	3,912	(794)	3,118	1,504	(2,219)	(715)
BlackRock Basic Value V.I.	395	(5)	390	384	(5)	379
BlackRock Capital Appreciation V.I.	602	(21,171)	(20,569)	1,008	(129)	879
BlackRock Equity Dividend	6,212	(9,424)	(3,212)	8,838	(10,693)	(1,855)
BlackRock Equity Dividend V.I.	174,366	(92,171)	82,195	292,457	(103,184)	189,273
BlackRock Global Allocation	1,200	(3,284)	(2,084)	1,449	(3,794)	(2,345)
BlackRock Global Allocation V.I.	51,223	(41,756)	9,467	87,640	(55,849)	31,791
BlackRock High Yield V.I.	1,550,040	(1,022,415)	527,625	4,123,706	(4,344,520)	(220,814)
BlackRock International Dividend	16,135	(2,736)	13,399	8,383	(16,754)	(8,371)
BlackRock Large Cap Focus Growth V.I.	8,361	(4,629)	3,732	26,358	(25,363)	995
BNY Mellon Appreciation (c)	101,533	(67,617)	33,916	48,344	(133,441)	(85,097)
BNY Mellon Dynamic Value (c)	12,503	(51,080)	(38,577)	19,598	(36,970)	(17,372)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

BNY Mellon IP MidCap Stock (c)	70,608	(204,946)	(134,338)	49,481	(78,900)	(29,419)
BNY Mellon IP Small Cap Stock Index (c)	133,820	(63,289)	70,531	194,960	(187,148)	7,812
BNY Mellon IP Technology Growth (c)	266,351	(250,843)	15,508	213,958	(244,634)	(30,676)
BNY Mellon Opportunistic Midcap Value (c)	10,017	(24,288)	(14,271)	10,702	(28,842)	(18,140)
BNY Mellon Stock Index (c)	1,291	(3,696)	(2,405)	2,156	(11,520)	(9,364)
BNY Mellon VIF Appreciation (c)	49,068	(13,038)	36,030	15,040	(7,008)	8,032
BNY Mellon VIF International Value (c)	615,106	(765,775)	(150,669)	721,189	(729,695)	(8,506)
Calamos® Growth	23,089	(76,105)	(53,016)	29,469	(80,489)	(51,020)
Calamos® Growth and Income	20,666	(53,485)	(32,819)	24,396	(63,117)	(38,721)
Calamos® High Income Opportunities	6,577	(7,286)	(709)	13,173	(14,656)	(1,483)
ClearBridge Small Cap Growth	27	-	27	28	(309)	(281)
ClearBridge Variable Aggressive Growth	124,439	(188,699)	(64,260)	364,586	(437,071)	(72,485)
ClearBridge Variable Small Cap Growth	67,357	(139,495)	(72,138)	365,148	(595,355)	(230,207)
Dimensional VA Equity Allocation (a)	34,023	-	34,023	-	-	-
Dimensional VA Global Bond Portfolio	97,318	(37,552)	59,766	18,088	(17,966)	122
Dimensional VA International Small Portfolio	39,324	(37,157)	2,167	6,372	(24,887)	(18,515)
Dimensional VA International Value Portfolio	91,618	(98,805)	(7,187)	10,004	(21,972)	(11,968)
Dimensional VA Short-Term Fixed Portfolio	102,690	(232,057)	(129,367)	156,363	(27,895)	128,468
Dimensional VA U.S. Large Value Portfolio	172,858	(178,639)	(5,781)	47,043	(26,304)	20,739
Dimensional VA U.S. Targeted Value Portfolio	52,995	(52,282)	713	8,902	(11,046)	(2,144)
DWS Capital Growth VIP	1,574	(25)	1,549	490	(463)	27
DWS Core Equity VIP	524	(4,667)	(4,143)	692	(3,618)	(2,926)
DWS CROCI® U.S. VIP	1,136	(18)	1,118	-	-	-
DWS Global Small Cap VIP	108	(3)	105	106	(71)	35
DWS Government & Agency Securities VIP	1,195	-	1,195	20	(1,014)	(994)
DWS High Income VIP	970	(582)	388	5,248	(4,906)	342
DWS International Growth VIP	1,361	(11,312)	(9,951)	2,764	(751)	2,013

(a) New subaccount. See Note 1.
(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

DWS Small Mid Cap Value VIP	29	-	29	2,325	(4,479)	(2,154)
Eaton Vance VT Floating-Rate Income	455,157	(327,499)	127,658	421,029	(1,191,351)	(770,322)
Federated Bond	109,358	(235,961)	(126,603)	235,111	(126,014)	109,097
Federated Fund for U.S. Government Securities II	133,276	(263,088)	(129,812)	258,441	(204,375)	54,066
Federated High Income Bond II	883,544	(133,209)	750,335	95,649	(460,845)	(365,196)
Fidelity® Advisor Dividend Growth	11,921	(14,856)	(2,935)	19,787	(71,579)	(51,792)
Fidelity® Advisor International Capital Appreciation (e)	1,121	(6,944)	(5,823)	1,141	(2,669)	(1,528)
Fidelity® Advisor Leveraged Company Stock	1,764	(222)	1,542	531	(1,845)	(1,314)
Fidelity® Advisor New Insights	14,187	(50,209)	(36,022)	50,843	(33,773)	17,070
Fidelity® Advisor Real Estate	10,806	(23,316)	(12,510)	28,971	(46,488)	(17,517)
Fidelity® Advisor Stock Selector Mid Cap	118,545	(9,004)	109,541	13,746	(10,604)	3,142
Fidelity® Advisor Value Strategies	18,165	(16,071)	2,094	7,423	(19,356)	(11,933)
Fidelity® VIP Balanced	18,139	(5,342)	12,797	5,851	(7,157)	(1,306)
Fidelity® VIP Contrafund	67,270	(185,613)	(118,343)	143,203	(336,943)	(193,740)
Fidelity® VIP Disciplined Small Cap	605	(5,104)	(4,499)	1,409	(15)	1,394
Fidelity® VIP Emerging Markets	15,240	(28,396)	(13,156)	26,475	(18,601)	7,874
Fidelity® VIP Equity-Income	104,821	(147,500)	(42,679)	157,306	(202,661)	(45,355)
Fidelity® VIP Growth & Income	99,080	(85,817)	13,263	177,902	(182,812)	(4,910)
Fidelity® VIP Growth Opportunities	481,188	(337,458)	143,730	708,863	(590,596)	118,267
Fidelity® VIP High Income	2,523,469	(1,783,675)	739,794	1,732,771	(1,866,069)	(133,298)
Fidelity® VIP Index 500	364,129	(248,432)	115,697	364,617	(846,837)	(482,220)
Fidelity® VIP Investment Grade Bond	328,140	(223,683)	104,457	182,477	(228,931)	(46,454)
Fidelity® VIP Mid Cap	2,979	(8,520)	(5,541)	20,854	(19,191)	1,663
Fidelity® VIP Overseas	24,168	(125,812)	(101,644)	124,205	(138,921)	(14,716)
Fidelity® VIP Real Estate	2,911	(4,739)	(1,828)	2,775	(11,556)	(8,781)
Fidelity® VIP Strategic Income	192,658	(20,877)	171,781	18,121	(32,218)	(14,097)
FormulaFolios US Equity Portfolio	3,021	(5,863)	(2,842)	10,049	(6,231)	3,818

(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Franklin Allocation VIP Fund (c)	43,171	(37,060)	6,111	45,517	(136,454)	(90,937)
Franklin Flex Cap Growth VIP Fund	23,364	(908)	22,456	16,491	(458)	16,033
Franklin Growth and Income VIP Fund	15,405	(4,139)	11,266	62	-	62
Franklin Income VIP Fund	412,048	(520,708)	(108,660)	526,158	(675,524)	(149,366)
Franklin Large Cap Growth VIP Fund	1,578	(338)	1,240	757	(88)	669
Franklin Mutual Global Discovery VIP Fund	109,045	(289,871)	(180,826)	84,817	(287,197)	(202,380)
Franklin Mutual Shares VIP Fund	86	(531)	(445)	95	(172)	(77)
Franklin Rising Dividends VIP Fund	31,550	(66,417)	(34,867)	15,171	(11,900)	3,271
Franklin Small Cap Value VIP Fund	244,126	(91,641)	152,485	284,876	(569,484)	(284,608)
Franklin Small-Mid Cap Growth VIP Fund	38,048	(58,779)	(20,731)	96,487	(82,210)	14,277
Franklin Strategic Income VIP Fund	234,373	(120,877)	113,496	115,779	(127,761)	(11,982)
Franklin U.S. Government Securities VIP Fund	13,792	(9,008)	4,784	22,934	(19,273)	3,661
Goldman Sachs Emerging Markets Equity	85,477	(63,861)	21,616	48,999	(130,113)	(81,114)
Goldman Sachs Government Income	110,986	(86,000)	24,986	49,607	(156,756)	(107,149)
Goldman Sachs VIT Growth Opportunities	20,537	(16,008)	4,529	2,983	(568)	2,415
Goldman Sachs VIT High Quality Floating Rate	1,014	(1,249)	(235)	981	(10,992)	(10,011)
Goldman Sachs VIT International Equity Insights	1,596	(24)	1,572	708	(670)	38
Goldman Sachs VIT Mid Cap Value	7,853	(10,145)	(2,292)	6,092	(5,243)	849
Goldman Sachs VIT Small Cap Equity Insights	12,450	(37,461)	(25,011)	49,735	(10,826)	38,909
Goldman Sachs VIT Strategic Growth	260	(27)	233	255	(27)	228
Guggenheim Alpha Opportunity	257	(868)	(611)	266	(345)	(79)
Guggenheim Floating Rate Strategies	63,402	(26,471)	36,931	38,836	(66,545)	(27,709)
Guggenheim High Yield	65,926	(67,912)	(1,986)	74,712	(107,871)	(33,159)
Guggenheim Large Cap Value	41,925	(76,198)	(34,273)	89,874	(82,837)	7,037
Guggenheim Long Short Equity	2,283	(4,000)	(1,717)	2,146	(3,863)	(1,717)
Guggenheim Macro Opportunities	34	(7)	27	391	(362)	29
Guggenheim Managed Futures Strategy	-	-	-	7	(114)	(107)
Guggenheim Multi-Hedge Strategies	62	(2)	60	578	(1,070)	(492)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Guggenheim Small Cap Value	11,696	(10,542)	1,154	3,074	(8,513)	(5,439)
Guggenheim SMid Cap Value (c)	28,338	(97,765)	(69,427)	51,211	(87,098)	(35,887)
Guggenheim StylePlus Large Core	31,283	(15,907)	15,376	23,012	(39,411)	(16,399)
Guggenheim StylePlus Mid Growth	16,289	(28,758)	(12,469)	25,758	(20,976)	4,782
Guggenheim Total Return Bond	24,284	(12,348)	11,936	25,983	(7,815)	18,168
Guggenheim US Investment Grade Bond	144,829	(164,002)	(19,173)	160,070	(137,871)	22,199
Guggenheim VIF All Cap Value	156,138	(542,106)	(385,968)	413,286	(477,341)	(64,055)
Guggenheim VIF Alpha Opportunity (e)	6,636	(40,976)	(34,340)	10,724	(40,740)	(30,016)
Guggenheim VIF Floating Rate Strategies	108,684	(262,136)	(153,452)	625,758	(392,078)	233,680
Guggenheim VIF Global Managed Futures Strategy	28,439	(31,963)	(3,524)	55,078	(99,410)	(44,332)
Guggenheim VIF High Yield	245,870	(284,043)	(38,173)	222,767	(509,788)	(287,021)
Guggenheim VIF Large Cap Value	618,076	(489,701)	128,375	314,756	(544,671)	(229,915)
Guggenheim VIF Long Short Equity	462,127	(282,510)	179,617	464,971	(594,991)	(130,020)
Guggenheim VIF Managed Asset Allocation	71,456	(155,206)	(83,750)	44,812	(135,201)	(90,389)
Guggenheim VIF Multi-Hedge Strategies	74,430	(591,975)	(517,545)	617,083	(265,523)	351,560
Guggenheim VIF Small Cap Value	122,956	(153,898)	(30,942)	130,643	(282,706)	(152,063)
Guggenheim VIF SMid Cap Value (c)	191,354	(288,230)	(96,876)	106,224	(334,957)	(228,733)
Guggenheim VIF StylePlus Large Core	144,039	(344,049)	(200,010)	242,617	(635,866)	(393,249)
Guggenheim VIF StylePlus Large Growth	106,483	(152,410)	(45,927)	175,318	(304,725)	(129,407)
Guggenheim VIF StylePlus Mid Growth	74,129	(148,402)	(74,273)	102,585	(213,232)	(110,647)
Guggenheim VIF StylePlus Small Growth	37,594	(69,069)	(31,475)	58,676	(217,077)	(158,401)
Guggenheim VIF Total Return Bond	801,584	(922,832)	(121,248)	653,264	(1,103,336)	(450,072)
Guggenheim VIF World Equity Income	121,858	(279,766)	(157,908)	164,884	(376,002)	(211,118)
Guggenheim World Equity Income	64,200	(81,876)	(17,676)	47,099	(136,613)	(89,514)
Invesco American Franchise	7,017	(11,462)	(4,445)	11,211	(22,276)	(11,065)
Invesco Comstock	86,115	(108,281)	(22,166)	75,840	(153,797)	(77,957)
Invesco Energy	1,234	(5,687)	(4,453)	1,336	(3,480)	(2,144)

(c) Name change. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco Equity and Income	43,444	(55,887)	(12,443)	47,996	(93,750)	(45,754)
Invesco Gold & Precious Metals	1,574	(1,705)	(131)	13,301	(591)	12,710
Invesco Mid Cap Core Equity	7,279	(11,026)	(3,747)	10,252	(54,113)	(43,861)
Invesco Mid Cap Growth	4,802	(13,206)	(8,404)	11,429	(9,286)	2,143
Invesco Oppenheimer Developing Markets Fund (c)	5,340	(2,537)	2,803	4,544	(6,435)	(1,891)
Invesco Oppenheimer Discovery Fund (c)	1,365	(7,193)	(5,828)	11,468	(7,927)	3,541
Invesco Oppenheimer Global Fund (c)	6,310	(9,467)	(3,157)	10,398	(9,062)	1,336
Invesco Oppenheimer V.I. Global Fund (c)	135,540	(110,693)	24,847	147,758	(181,779)	(34,021)
Invesco Oppenheimer V.I. Global Strategic Income Fund (c)	1,742	(1,794)	(52)	144	(1,192)	(1,048)
Invesco Oppenheimer V.I. International Growth Fund (c)	10,659	(6,102)	4,557	13,231	(43,276)	(30,045)
Invesco Oppenheimer V.I. Main Street Small Cap Fund (c)	119,619	(159,447)	(39,828)	116,575	(173,559)	(56,984)
Invesco Oppenheimer V.I. Total Return Bond Fund (c)	1,271,798	(1,910,041)	(638,243)	950,353	(930,813)	19,540
Invesco Small Cap Growth (e)	4,208	(13,980)	(9,772)	5,523	(20,375)	(14,852)
Invesco Technology	10,108	(9,354)	754	26,175	(22,750)	3,425
Invesco V.I. American Franchise Series I	40,595	(59,159)	(18,564)	17,949	(42,183)	(24,234)
Invesco V.I. American Franchise Series II	12,776	(942)	11,834	691	-	691
Invesco V.I. American Value	2,064	(4,090)	(2,026)	8,194	(37,202)	(29,008)
Invesco V.I. Balanced-Risk Allocation	2,101	(560)	1,541	63	(1,989)	(1,926)
Invesco V.I. Comstock	358,630	(175,170)	183,460	357,135	(972,311)	(615,176)
Invesco V.I. Core Equity	24	(8)	16	159	(121)	38
Invesco V.I. Equity and Income	35,088	(86,276)	(51,188)	58,888	(321,246)	(262,358)
Invesco V.I. Global Core Equity	1,381	(6)	1,375	33	-	33
Invesco V.I. Global Real Estate Series I	177,797	(235,723)	(57,926)	251,810	(315,986)	(64,176)
Invesco V.I. Global Real Estate Series II	16,738	(18,627)	(1,889)	2,018	(2,021)	(3)
Invesco V.I. Government Money Market	2,227,863	(4,267,378)	(2,039,515)	4,876,961	(3,356,396)	1,520,565

(c) Name change. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Invesco V.I. Government Securities	1,423,406	(1,597,324)	(173,918)	403,669	(970,676)	(567,007)
Invesco V.I. Growth and Income	46	(7)	39	22,209	(45,880)	(23,671)
Invesco V.I. Health Care Series I	191,708	(332,342)	(140,634)	181,967	(100,105)	81,862
Invesco V.I. Health Care Series II	8,892	(1,636)	7,256	11,321	(1,198)	10,123
Invesco V.I. High Yield	3,837	(8,426)	(4,589)	169,909	(287,305)	(117,396)
Invesco V.I. International Growth	391,467	(834,870)	(443,403)	576,745	(1,572,972)	(996,227)
Invesco V.I. Managed Volatility	1,318	(204)	1,114	4,007	(420)	3,587
Invesco V.I. Mid Cap Core Equity	386,376	(190,505)	195,871	61,298	(157,702)	(96,404)
Invesco V.I. Mid Cap Growth	94,434	(67,907)	26,527	209,050	(206,252)	2,798
Invesco V.I. S&P 500 Index	4,107	(8,070)	(3,963)	4,522	(39,611)	(35,089)
Invesco V.I. Small Cap Equity	188	(54)	134	47	(2,432)	(2,385)
Invesco V.I. Value Opportunities	33,966	(51,218)	(17,252)	56,312	(88,749)	(32,437)
Invesco Value Opportunities	12,913	(26,936)	(14,023)	15,924	(25,408)	(9,484)
Ivy Asset Strategy	2,097	(1,592)	505	5,479	(8,265)	(2,786)
Ivy VIP Asset Strategy	27,906	(14,621)	13,285	25,392	(9,433)	15,959
Ivy VIP Balanced	158	-	158	155	-	155
Ivy VIP Core Equity	194	(61)	133	823	(512)	311
Ivy VIP Energy	1,027	(11,381)	(10,354)	23,550	(12,914)	10,636
Ivy VIP Global Bond	6,146	(8,308)	(2,162)	4,202	(3,269)	933
Ivy VIP Global Equity Income	72	-	72	70	-	70
Ivy VIP Global Growth	31,852	-	31,852	17,985	-	17,985
Ivy VIP Growth	1,930	(4,109)	(2,179)	427	(5,917)	(5,490)
Ivy VIP High Income	179,116	(177,998)	1,118	212,864	(206,814)	6,050
Ivy VIP International Core Equity	4,893	(9,671)	(4,778)	6,183	(7,622)	(1,439)
Ivy VIP Mid Cap Growth	23,237	(25,321)	(2,084)	8,974	(11,944)	(2,970)
Ivy VIP Natural Resources	-	-	-	3,097	(3,097)	-
Ivy VIP Science and Technology	10,644	(10,513)	131	14,330	(5,877)	8,453
Ivy VIP Securian Real Estate Securities	135	(54)	81	209	(4,402)	(4,193)
Ivy VIP Small Cap Core	597	(1,821)	(1,224)	21,139	(19,808)	1,331
Ivy VIP Small Cap Growth	511	(2,674)	(2,163)	5,516	(4,931)	585

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Ivy VIP Value	1,422	(2,769)	(1,347)	1,884	(2,020)	(136)
Janus Henderson Mid Cap Value	2,635	(3,777)	(1,142)	2,468	(8,658)	(6,190)
Janus Henderson Overseas	39,653	(94,824)	(55,171)	95,143	(65,510)	29,633
Janus Henderson U.S. Managed Volatility	6,231	(10,154)	(3,923)	7,659	(16,593)	(8,934)
Janus Henderson VIT Enterprise	166,497	(320,884)	(154,387)	228,649	(579,455)	(350,806)
Janus Henderson VIT Forty	21,867	(37,490)	(15,623)	16,164	(947)	15,217
Janus Henderson VIT Mid Cap Value	3,221	(1,274)	1,947	88	(2,690)	(2,602)
Janus Henderson VIT Overseas	11,165	(1,176)	9,989	284	(2,244)	(1,960)
Janus Henderson VIT Research	168,582	(279,271)	(110,689)	248,073	(472,835)	(224,762)
JPMorgan Insurance Trust Core Bond Portfolio	145,816	(48,332)	97,484	217,120	(263,157)	(46,037)
JPMorgan Insurance Trust Small Cap Core Portfolio	2,697	(1,094)	1,603	18,970	(19,207)	(237)
JPMorgan Insurance Trust US Equity Portfolio	1,397	(32)	1,365	381	(27)	354
Lord Abbett Series Bond-Debenture VC	232,531	(248,196)	(15,665)	235,250	(131,748)	103,502
Lord Abbett Series Calibrated Dividend Growth VC	23,069	(22,036)	1,033	23,301	(44,497)	(21,196)
Lord Abbett Series Classic Stock VC	-	-	-	-	(1,243)	(1,243)
Lord Abbett Series Developing Growth VC	103,568	(111,314)	(7,746)	194,629	(91,144)	103,485
Lord Abbett Series Growth and Income VC	1,608	(1,608)	-	-	-	-
Lord Abbett Series Growth Opportunities VC	24,460	(21,626)	2,834	16,718	(16,718)	-
Lord Abbett Series Mid Cap Stock VC	142	(79)	63	574	(45)	529
Lord Abbett Series Total Return VC	1,783	(11,202)	(9,419)	511	(1,893)	(1,382)
MFS® VIT Emerging Markets Equity	11,413	(809)	10,604	50,578	(49,872)	706
MFS® VIT Global Tactical Allocation	26	(102)	(76)	28	(107)	(79)
MFS® VIT High Yield	19	(1,306)	(1,287)	38	(1)	37
MFS® VIT II MA Investors Growth Stock	8,761	(24)	8,737	-	-	-
MFS® VIT II Research International	256,370	(378,835)	(122,465)	233,369	(373,343)	(139,974)
MFS® VIT Investors Trust	12,345	(11,203)	1,142	-	-	-
MFS® VIT New Discovery	1,773	(793)	980	894	(2,704)	(1,810)
MFS® VIT Research	190	(47)	143	1,860	(331)	1,529
MFS® VIT Total Return	964,646	(791,781)	172,865	83,051	(265,858)	(182,807)
MFS® VIT Total Return Bond	25,579	(24,182)	1,397	936	(5,550)	(4,614)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

MFS® VIT Utilities	442,188	(445,172)	(2,984)	368,893	(462,403)	(93,510)
MFS® VIT International Intrinsic Value (c)	10,290	(23,276)	(12,986)	19,663	(22,099)	(2,436)
Morgan Stanley VIF Emerging Markets Debt	13,268	(16,450)	(3,182)	2,121	(2,934)	(813)
Morgan Stanley VIF Emerging Markets Equity	520,920	(877,320)	(356,400)	837,221	(668,394)	168,827
Morningstar Aggressive Growth ETF Asset Allocation Portfolio	10,962	(648)	10,314	39,856	(8,198)	31,658
Morningstar Balanced ETF Asset Allocation Portfolio	134,472	(63,817)	70,655	78,643	(41,670)	36,973
Morningstar Conservative ETF Asset Allocation Portfolio	107,862	(69,781)	38,081	112,405	(76,236)	36,169
Morningstar Growth ETF Asset Allocation Portfolio	49,360	(63,741)	(14,381)	246,633	(19,121)	227,512
Morningstar Income and Growth ETF Asset Allocation Portfolio	59,158	(72,925)	(13,767)	92,175	(6,146)	86,029
Neuberger Berman AMT Sustainable Equity I (d)	1,233,753	(1,507,490)	(273,737)	86,384	(276,354)	(189,970)
Neuberger Berman AMT Sustainable Equity S	29,564	(52,635)	(23,071)	54,266	(227,689)	(173,423)
Neuberger Berman Core Bond	28,338	(180,374)	(152,036)	55,346	(128,721)	(73,375)
Neuberger Berman Large Cap Value	11,817	(11,650)	167	10,047	(14,283)	(4,236)
Neuberger Berman Sustainable Equity	6,882	(7,493)	(611)	9,376	(8,131)	1,245
North Square Oak Ridge Small Cap Growth (c)	763	(230)	533	1,805	(1,247)	558
Northern Global Tactical Asset Allocation	864	(2,507)	(1,643)	611	(1,395)	(784)
Northern Large Cap Core	569	(1,016)	(447)	4,872	(1,463)	3,409
Northern Large Cap Value	16,172	(1,522)	14,650	1,729	(1,209)	520
PGIM Jennison 20/20 Focus	12,173	(27,757)	(15,584)	15,741	(23,299)	(7,558)
PGIM Jennison Mid-Cap Growth	649	(599)	50	949	(1,564)	(615)
PGIM Jennison Natural Resources	350	(676)	(326)	479	(606)	(127)
PGIM Jennison Small Company	2,203	(5,145)	(2,942)	2,690	(5,220)	(2,530)
PGIM QMA Small-Cap Value (e)	1,010	(946)	64	1,106	(10,352)	(9,246)

(c) Name change. See Note 1.
(d) Merger. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

PIMCO All Asset	2,360	(5,219)	(2,859)	3,971	(2,476)	1,495
PIMCO CommodityRealReturn Strategy	3,278	(885)	2,393	2,753	(3,639)	(886)
PIMCO Emerging Markets Bond	641	(18)	623	223	(869)	(646)
PIMCO High Yield	30,111	(56,083)	(25,972)	13,660	(23,369)	(9,709)
PIMCO International Bond (U.S. Dollar-Hedged)	102,918	(91,803)	11,115	147,356	(63,679)	83,677
PIMCO Low Duration	650	(1,812)	(1,162)	483	(251)	232
PIMCO Real Return	8,990	(13,486)	(4,496)	10,316	(19,991)	(9,675)
PIMCO StocksPLUS® Small Fund	33,638	(19,997)	13,641	17,332	(28,749)	(11,417)
PIMCO Total Return	25,034	(49,608)	(24,574)	61,224	(40,922)	20,302
PIMCO VIT All Asset Administrative	48,293	(135,236)	(86,943)	33,240	(104,832)	(71,592)
PIMCO VIT All Asset Advisor	21,913	(8,482)	13,431	713	(6,161)	(5,448)
PIMCO VIT CommodityRealReturn Strategy Administrative	287,862	(1,016,617)	(728,755)	1,602,513	(1,087,462)	515,051
PIMCO VIT CommodityRealReturn Strategy Advisor	9,521	(30)	9,491	1,854	(1,975)	(121)
PIMCO VIT Emerging Markets Bond	120,532	(334,029)	(213,497)	513,938	(499,714)	14,224
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)	162	(20)	142	1,812	(5,365)	(3,553)
PIMCO VIT Global Managed Asset Allocation (c)	1,630	-	1,630	-	-	-
PIMCO VIT High Yield	323,035	(223,560)	99,475	57,319	(52,510)	4,809
PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)	275,208	(477,034)	(201,826)	454,155	(429,059)	25,096
PIMCO VIT International Bond Portfolio (Unhedged)	21,598	(2,656)	18,942	28,069	(30,505)	(2,436)
PIMCO VIT Low Duration Administrative (e)	464,451	(966,935)	(502,484)	949,222	(1,112,991)	(163,769)
PIMCO VIT Low Duration Advisor	45,297	(112,633)	(67,336)	116,515	(178,274)	(61,759)
PIMCO VIT Real Return Administrative (e)	656,919	(1,080,248)	(423,329)	798,433	(1,012,338)	(213,905)
PIMCO VIT Real Return Advisor	62,327	(87,038)	(24,711)	53,969	(54,485)	(516)
PIMCO VIT Short-Term	247,598	(187,135)	60,463	145,942	(192,225)	(46,283)

(c) Name change. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

PIMCO VIT Total Return Administrative	293,717	(481,746)	(188,029)	554,980	(718,688)	(163,708)
PIMCO VIT Total Return Advisor	585,043	(618,871)	(33,828)	614,426	(585,828)	28,598
Pioneer Bond VCT	116,672	(5,285)	111,387	59,674	(6,744)	52,930
Pioneer Equity Income VCT	6,478	(5,098)	1,380	5,792	(9,395)	(3,603)
Pioneer High Yield VCT	25,245	(14,415)	10,830	8,080	(18,733)	(10,653)
Pioneer Real Estate Shares VCT	2,048	(25)	2,023	169	(41)	128
Pioneer Strategic Income	589	(1,243)	(654)	742	(2,424)	(1,682)
Pioneer Strategic Income VCT	92,029	(1,646)	90,383	25,509	(8,159)	17,350
Power Income VIT	689	(16,215)	(15,526)	4,230	(7,841)	(3,611)
Probabilities Fund	14,369	(17,758)	(3,389)	8,648	(130,992)	(122,344)
Putnam VT Diversified Income	29,027	(12,006)	17,021	24,293	(7,627)	16,666
Putnam VT Equity Income	7,007	(5,158)	1,849	28,835	(31,326)	(2,491)
Putnam VT Global Asset Allocation	31	-	31	31	-	31
Putnam VT Growth Opportunities	2,688	(7,780)	(5,092)	5,129	(37)	5,092
Putnam VT High Yield	10,461	(17,165)	(6,704)	13,506	(63,472)	(49,966)
Putnam VT Income	76,802	(47,119)	29,683	214	-	214
Putnam VT Multi-Asset Absolute Return	26,915	(31,386)	(4,471)	2,494	(19,348)	(16,854)
Putnam VT Multi-Cap Core	619	(39)	580	735	(532)	203
Putnam VT Small Cap Growth	186	(140)	46	51	(6)	45
Putnam VT Small Cap Value	9,020	(32,081)	(23,061)	26,764	(13,223)	13,541
Redwood Managed Volatility	7,776	(176,333)	(168,557)	24,395	(447,915)	(423,520)
Royce Micro-Cap	40,901	(165,014)	(124,113)	500,832	(931,470)	(430,638)
Royce Opportunity	57,449	(33,575)	23,874	30,969	(42,901)	(11,932)
Royce Small-Cap Value	18,852	(45,136)	(26,284)	17,862	(26,989)	(9,127)
Rydex VIF Banking	158,755	(164,047)	(5,292)	314,492	(332,339)	(17,847)
Rydex VIF Basic Materials	16,614	(48,360)	(31,746)	59,404	(229,205)	(169,801)
Rydex VIF Biotechnology	101,153	(134,402)	(33,249)	150,975	(207,560)	(56,585)
Rydex VIF Commodities Strategy	99,251	(266,850)	(167,599)	864,973	(1,045,897)	(180,924)
Rydex VIF Consumer Products	106,843	(127,606)	(20,763)	75,199	(89,615)	(14,416)
Rydex VIF Dow 2x Strategy	865,082	(889,541)	(24,459)	518,944	(546,467)	(27,523)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Rydex VIF Electronics	62,038	(55,849)	6,189	99,709	(162,151)	(62,442)
Rydex VIF Energy	89,059	(138,727)	(49,668)	198,564	(259,694)	(61,130)
Rydex VIF Energy Services	413,609	(701,066)	(287,457)	562,487	(497,039)	65,448
Rydex VIF Europe 1.25x Strategy	231,964	(245,179)	(13,215)	254,820	(347,339)	(92,519)
Rydex VIF Financial Services	103,476	(105,733)	(2,257)	85,208	(174,292)	(89,084)
Rydex VIF Government Long Bond 1.2x Strategy	184,394	(196,729)	(12,335)	208,490	(231,991)	(23,501)
Rydex VIF Health Care	48,996	(151,366)	(102,370)	138,512	(139,858)	(1,346)
Rydex VIF High Yield Strategy	944,646	(658,919)	285,727	245,228	(413,131)	(167,903)
Rydex VIF Internet	189,297	(201,862)	(12,565)	263,854	(200,032)	63,822
Rydex VIF Inverse Dow 2x Strategy	17,977,496	(18,443,345)	(465,849)	8,388,549	(7,649,902)	738,647
Rydex VIF Inverse Government Long Bond Strategy	152,539	(281,194)	(128,655)	413,824	(433,607)	(19,783)
Rydex VIF Inverse Mid-Cap Strategy	231,509	(229,996)	1,513	349,551	(366,411)	(16,860)
Rydex VIF Inverse NASDAQ-100® Strategy	8,259,322	(8,298,678)	(39,356)	4,154,328	(4,306,978)	(152,650)
Rydex VIF Inverse Russell 2000® Strategy	618,940	(652,864)	(33,924)	361,552	(542,792)	(181,240)
Rydex VIF Inverse S&P 500 Strategy	4,599,194	(4,471,480)	127,714	6,286,603	(6,471,569)	(184,966)
Rydex VIF Japan 2x Strategy	20,459	(20,163)	296	56,346	(86,216)	(29,870)
Rydex VIF Leisure	37,761	(51,672)	(13,911)	44,265	(48,986)	(4,721)
Rydex VIF Mid-Cap 1.5x Strategy	68,161	(112,715)	(44,554)	141,616	(157,772)	(16,156)
Rydex VIF NASDAQ-100®	1,351,623	(1,125,778)	225,845	2,536,421	(2,550,125)	(13,704)
Rydex VIF NASDAQ-100® 2x Strategy	1,433,941	(1,674,147)	(240,206)	2,003,288	(1,960,711)	42,577
Rydex VIF Nova	310,198	(301,716)	8,482	906,353	(1,044,834)	(138,481)
Rydex VIF Precious Metals	438,301	(395,975)	42,326	417,647	(465,250)	(47,603)
Rydex VIF Real Estate	544,440	(473,863)	70,577	304,788	(269,471)	35,317
Rydex VIF Retailing	39,028	(49,519)	(10,491)	70,034	(45,914)	24,120
Rydex VIF Russell 2000® 1.5x Strategy	18,993	(33,401)	(14,408)	660,091	(659,155)	936
Rydex VIF Russell 2000® 2x Strategy	600,623	(614,820)	(14,197)	978,728	(1,213,716)	(234,988)
Rydex VIF S&P 500 2x Strategy	2,786,659	(2,813,569)	(26,910)	2,927,757	(3,002,404)	(74,647)
Rydex VIF S&P 500 Pure Growth	779,209	(854,381)	(75,172)	1,504,592	(1,655,810)	(151,218)
Rydex VIF S&P 500 Pure Value	697,146	(625,711)	71,435	1,377,095	(1,239,418)	137,677
Rydex VIF S&P MidCap 400 Pure Growth	59,992	(101,076)	(41,084)	148,692	(182,412)	(33,720)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Rydex VIF S&P MidCap 400 Pure Value	114,922	(107,414)	7,508	18,356	(38,820)	(20,464)
Rydex VIF S&P SmallCap 600 Pure Growth	64,744	(151,572)	(86,828)	511,660	(540,192)	(28,532)
Rydex VIF S&P SmallCap 600 Pure Value	311,298	(335,636)	(24,338)	320,317	(363,823)	(43,506)
Rydex VIF Strengthening Dollar 2x Strategy	80,618	(136,186)	(55,568)	31,492	(39,537)	(8,045)
Rydex VIF Technology	157,537	(149,847)	7,690	241,684	(348,139)	(106,455)
Rydex VIF Telecommunications	38,933	(43,192)	(4,259)	40,177	(19,115)	21,062
Rydex VIF Transportation	8,601	(23,957)	(15,356)	26,998	(110,419)	(83,421)
Rydex VIF U.S. Government Money Market	28,315,177	(32,904,271)	(4,589,094)	38,658,400	(37,499,355)	1,159,045
Rydex VIF Utilities	778,031	(699,636)	78,395	254,087	(338,167)	(84,080)
Rydex VIF Weakening Dollar 2x Strategy	52,374	(58,654)	(6,280)	57,697	(66,385)	(8,688)
SEI VP Balanced Strategy	637	(26,902)	(26,265)	777	-	777
SEI VP Conservative Strategy	1,217	(1,107)	110	108	-	108
SEI VP Defensive Strategy	2,717	(5,329)	(2,612)	527	-	527
SEI VP Market Growth Strategy	59	-	59	57	-	57
SEI VP Market Plus Strategy	126	-	126	165	(3,342)	(3,177)
SEI VP Moderate Strategy	2,333	(1,089)	1,244	104	-	104
T. Rowe Price Blue Chip Growth	172,118	(184,735)	(12,617)	109,676	(209,177)	(99,501)
T. Rowe Price Capital Appreciation	64,350	(83,161)	(18,811)	80,194	(107,300)	(27,106)
T. Rowe Price Equity Income	26,612	(22,061)	4,551	3,033	(34,490)	(31,457)
T. Rowe Price Growth Stock	36,939	(61,665)	(24,726)	55,300	(64,448)	(9,148)
T. Rowe Price Health Sciences	118,355	(101,080)	17,275	189,895	(238,126)	(48,231)
T. Rowe Price Limited-Term Bond	187	(16,475)	(16,288)	20,953	(26,223)	(5,270)
T. Rowe Price Retirement 2010	4	-	4	3	-	3
T. Rowe Price Retirement 2015	8,674	(4)	8,670	426	(333)	93
T. Rowe Price Retirement 2020	1,280	(113)	1,167	1,224	(6,843)	(5,619)
T. Rowe Price Retirement 2025	528	(1,039)	(511)	829	(3,309)	(2,480)
T. Rowe Price Retirement 2030	3,878	(32)	3,846	5,716	(18)	5,698
T. Rowe Price Retirement 2035	2,131	(16)	2,115	430	(15)	415
T. Rowe Price Retirement 2040	277	(5,602)	(5,325)	356	(63)	293
T. Rowe Price Retirement 2045	63	-	63	-	-	-

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

T. Rowe Price Retirement 2050	81	(3)	78	119	(3)	116
T. Rowe Price Retirement 2055	159	(7)	152	72	(6)	66
T. Rowe Price Retirement Balanced	8,385	(6,577)	1,808	2,121	(13,328)	(11,207)
Templeton Developing Markets VIP Fund	298,914	(270,139)	28,775	330,899	(471,700)	(140,801)
Templeton Foreign VIP Fund	68,302	(114,130)	(45,828)	50,147	(85,683)	(35,536)
Templeton Global Bond VIP Fund	60,569	(90,718)	(30,149)	262,966	(230,811)	32,155
Templeton Growth VIP Fund	12	-	12	2,164	(2,153)	11
Third Avenue Value	60	-	60	59	-	59
VanEck VIP Global Gold	2,427	(2,652)	(225)	1,663	(3,040)	(1,377)
VanEck VIP Global Hard Assets	1,775	(2,900)	(1,125)	44,497	(56,873)	(12,376)
Vanguard® VIF Balanced	46,932	(37,457)	9,475	199,576	(160,394)	39,182
Vanguard® VIF Capital Growth	46,903	(15,838)	31,065	5,112	(2,314)	2,798
Vanguard® VIF Conservative Allocation	75,455	(5,788)	69,667	5,549	(107,295)	(101,746)
Vanguard® VIF Diversified Value	15,820	(4,471)	11,349	3,185	(1,766)	1,419
Vanguard® VIF Equity Income	69,400	(64,006)	5,394	42,885	(23,312)	19,573
Vanguard® VIF Equity Index	39,278	(8,708)	30,570	356,146	(352,362)	3,784
Vanguard® VIF Growth	3,939	(3,923)	16	234	(40)	194
Vanguard® VIF High Yield Bond	117,568	(78,910)	38,658	15,533	(12,054)	3,479
Vanguard® VIF International	156,706	(122,301)	34,405	304,474	(263,999)	40,475
Vanguard® VIF Mid-Cap Index	71,941	(23,815)	48,126	32,820	(21,954)	10,866
Vanguard® VIF Moderate Allocation	135,888	(48,166)	87,722	3,979	(2,562)	1,417
Vanguard® VIF Short Term Investment Grade	138,851	(149,457)	(10,606)	83,563	(7,667)	75,896
Vanguard® VIF Small Company Growth	35,029	(60,064)	(25,035)	27,261	(3,048)	24,213
Vanguard® VIF Total Bond Market Index	1,135,453	(1,034,556)	100,897	119,099	(31,657)	87,442
Vanguard® VIF Total Stock Market Index	102,963	(51,905)	51,058	41,356	(19,157)	22,199
Vanguard® VIF Global Bond Index (a)	8,511	(8,511)	-	-	-	-
Vanguard® VIF Real Estate Index	22,867	(11,954)	10,913	1,452	(9,916)	(8,464)

(a) New subaccount. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

3. Summary of Unit Transactions (continued)

	2019			2018
			Net			Net
	Units	Units	Increase	Units	Units	Increase
Subaccount	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)

Vanguard® VIF Total International Stock Market Index (a)	28,871	(37)	28,834	-	-	-
Victory RS Partners (e)	689	(2,353)	(1,664)	808	(2,881)	(2,073)
Victory RS Science and Technology	8,595	(9,118)	(523)	18,600	(4,572)	14,028
Victory RS Value	35,756	(18,460)	17,296	13,555	(63,292)	(49,737)
Virtus Ceredex Mid Cap Value Equity	9,262	(2,579)	6,683	5,478	(7,212)	(1,734)
Virtus Duff & Phelps Real Estate Securities Series	245	(1,835)	(1,590)	927	(11,947)	(11,020)
Virtus KAR Small-Cap Growth Series	52,818	(41,297)	11,521	38,194	(33,857)	4,337
Virtus Newfleet Multi-Sector Intermediate Bond Series	5,952	(56,739)	(50,787)	29,171	(32,946)	(3,775)
Virtus SGA International Growth Series (c)	7,736	(66,746)	(59,010)	40,880	(5,075)	35,805
Virtus Strategic Allocation Series	308	(293)	15	5,617	(197)	5,420
Voya MidCap Opportunities Portfolio	25	-	25	20,115	(19,301)	814
VY Clarion Global Real Estate Portfolio	346	(412)	(66)	851	(1,529)	(678)
VY Clarion Real Estate Portfolio	9,563	(9,563)	-	63	(8,199)	(8,136)
Wells Fargo Growth (e)	1,689	(8,446)	(6,757)	1,934	(9,936)	(8,002)
Wells Fargo International Equity VT	122	-	122	145	(2,663)	(2,518)
Wells Fargo Large Cap Core	14,231	(55,990)	(41,759)	49,283	(38,453)	10,830
Wells Fargo Omega Growth VT	1,816	(4,940)	(3,124)	9,985	(142)	9,843
Wells Fargo Opportunity	23,093	(26,340)	(3,247)	3,266	(13,047)	(9,781)
Wells Fargo Opportunity VT	23,703	(23,253)	450	39,063	(50,820)	(11,757)
Wells Fargo Small Company Value (d)	546,472	(301,651)	244,821	15,653	(28,671)	(13,018)
Western Asset Variable Global High Yield Bond	238,594	(267,006)	(28,412)	219,741	(310,060)	(90,319)

(c) Name change. See Note 1.
(d) Merger. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)
4. Financial Highlights

The Account has a number of products, which have unique combinations of features and fees that are charged against the contract owner’s account balance.  Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.  The information presented below identifies the range of lowest to highest expense ratios and the corresponding total return. The summary may not reflect the minimum and maximum contract charges offered by the Account as contract owners may not have selected all available and applicable contract options as discussed in Note 2.

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2019, were as follows:

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

7Twelve Balanced Portfolio 3
2019	75,124	9.13	9.85	727,055	1.52	0.25	1.45	10.13	11.43
2018	70,324	8.29	8.84	614,041	1.00	0.25	1.45	(12.46)	(11.42)
2017	68,541	9.46	9.98	675,198	0.24	0.25	1.45	4.32	4.82
2016	16,426	8.97	9.33	151,872	0.15	0.25	1.45	4.42	5.66
2015	20,220	8.59	8.83	177,380	0.40	0.25	1.45	(11.35)	(10.36)
AB VPS Dynamic Asset Allocation
2019	77,465	9.92	10.63	798,899	1.89	0.25	1.45	10.22	11.54
2018	79,495	9.00	9.53	738,547	1.79	0.25	1.45	(11.42)	(10.26)
2017	63,849	10.16	10.62	666,428	1.64	0.25	1.45	9.25	10.63
2016	69,756	9.30	9.60	660,742	0.87	0.25	1.45	(1.06)	0.10
2015	68,988	9.40	9.59	656,484	0.71	0.25	1.45	(5.62)	(4.48)
AB VPS Global Thematic Growth
2019	487	14.66	16.99	8,155	-	0.25	1.45	24.13	25.67
2018	-	11.81	13.52	-	-	0.25	1.45	(13.98)	(12.89)
2017	2,743	13.73	15.52	42,154	0.63	0.25	1.45	30.39	31.97
2016	-	10.53	11.76	-	-	0.25	1.45	(5.22)	(4.08)
2015	-	11.11	12.26	-	-	0.25	1.45	(1.77)	(0.65)
AB VPS Growth and Income
2019	22,895	14.10	18.50	417,487	2.27	0.25	1.45	18.19	19.66
2018	87	11.93	15.46	1,332	1.57	0.25	1.45	(9.89)	(8.84)
2017	6,677	13.24	16.96	106,617	3.70	0.25	1.45	13.36	14.83
2016	9,997	11.68	14.77	141,811	1.28	0.25	1.45	6.28	7.50
2015	10,372	10.99	13.74	141,623	0.32	0.25	1.45	(3.00)	(1.79)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

AB VPS Small/Mid Cap Value
2019	154,713	11.65	16.44	1,832,698	0.33	0.25	1.45	14.73	16.10
2018	143,468	10.09	14.16	1,485,443	0.23	0.25	1.45	(19.06)	(18.01)
2017	120,854	12.36	17.27	1,542,317	0.22	0.25	1.45	7.95	9.23
2016	146,074	11.38	15.81	1,702,013	0.24	0.25	1.45	19.37	20.78
2015	57,348	9.46	13.09	561,467	0.61	0.25	1.45	(9.80)	(8.72)
Alger Capital Appreciation
2019	27,929	18.18	23.11	529,530	-	0.25	1.45	27.49	28.96
2018	27,480	14.26	17.92	405,166	-	0.25	1.45	(4.74)	(3.55)
2017	58,392	14.97	18.58	986,268	-	0.25	1.45	25.06	26.57
2016	33,936	11.97	14.68	429,759	-	0.25	1.45	(4.16)	(2.97)
2015	39,687	12.49	15.13	518,395	-	0.25	1.45	1.30	2.51
Alger Large Cap Growth
2019	-	16.12	19.03	-	-	0.25	1.45	21.39	22.85
2018	3,524	13.28	15.49	46,795	-	0.25	1.45	(2.71)	(1.53)
2017	6,687	13.65	15.73	103,731	-	0.25	1.45	22.42	23.86
2016	5,928	11.15	12.70	74,382	-	0.25	1.45	(5.59)	(4.37)
2015	12,531	11.81	13.28	164,804	-	0.25	1.45	(3.04)	(1.85)
ALPS/Alerian Energy Infrastructure
2019	43,110	7.63	8.29	334,572	1.63	0.25	1.45	15.26	16.60
2018	47,348	6.62	7.11	317,643	1.70	0.25	1.45	(22.48)	(21.61)
2017	55,232	8.54	9.07	476,915	2.05	0.25	1.45	(5.22)	(4.02)
2016	44,722	9.01	9.45	405,791	2.53	0.25	1.45	34.68	36.36
2015	20,072	6.69	6.93	135,390	0.78	0.25	1.45	(40.64)	(39.95)
American Century Diversified Bond
2019	32,166	8.79	8.79	282,339	2.38	0.90	0.90	4.02	4.02
2018	43,022	8.45	8.45	363,138	2.49	0.90	0.90	(5.48)	(5.48)
2017	47,403	8.94	8.94	423,760	1.97	0.90	0.90	(0.89)	(0.89)
2016	50,674	9.02	9.02	456,904	2.17	0.90	0.90	(1.64)	(1.64)
2015	55,755	9.17	9.17	511,234	2.51	0.90	0.90	(3.88)	(3.88)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century Equity Income
2019	495,785	16.52	21.21	10,326,770	2.07	0.90	1.25	18.68	19.06
2018	505,041	13.92	17.85	8,831,607	1.78	0.90	1.25	(8.60)	(8.29)
2017	588,183	15.23	19.50	11,216,374	1.61	0.90	1.25	8.32	8.73
2016	561,562	14.06	17.97	9,847,596	1.67	0.90	1.25	14.22	14.66
2015	555,270	12.31	15.71	8,489,032	2.20	0.90	1.25	(3.83)	(3.47)
American Century Heritage
2019	122,538	22.24	30.97	2,770,966	-	0.90	1.25	29.49	29.98
2018	119,325	17.11	23.87	2,044,737	-	0.90	1.25	(9.39)	(9.09)
2017	135,998	18.82	26.31	2,562,621	-	0.90	1.25	16.46	16.89
2016	140,696	16.10	22.56	2,268,158	-	0.90	1.25	(1.27)	(0.98)
2015	146,309	16.26	22.81	2,380,784	-	0.90	1.25	(2.58)	(2.22)
American Century International Bond
2019	578	7.09	7.09	4,092	-	0.90	0.90	1.00	1.00
2018	543	7.02	7.02	3,809	1.08	0.90	0.90	(7.99)	(7.99)
2017	567	7.63	7.63	4,325	-	0.90	0.90	5.97	5.97
2016	549	7.20	7.20	3,952	-	0.90	0.90	(3.87)	(3.87)
2015	885	7.49	7.49	6,621	-	0.90	0.90	(10.73)	(10.73)
American Century International Growth
2019	540,817	10.49	15.55	5,886,255	-	0.90	1.25	22.76	23.12
2018	579,057	8.52	12.65	5,115,702	0.75	0.90	1.25	(19.27)	(19.01)
2017	596,631	10.52	15.65	6,478,552	0.64	0.90	1.25	25.25	25.69
2016	764,668	8.37	12.47	6,618,586	0.22	0.90	1.25	(9.99)	(9.61)
2015	775,405	9.26	13.83	7,393,981	0.31	0.90	1.25	(3.79)	(3.44)
American Century Select
2019	182,930	15.24	22.21	2,812,155	-	0.90	1.25	30.29	30.70
2018	199,124	11.66	17.02	2,344,021	-	0.90	1.25	(7.89)	(7.53)
2017	220,512	12.61	18.45	2,832,985	0.03	0.90	1.25	23.27	23.63
2016	208,674	10.20	14.95	2,131,869	0.12	0.90	1.25	0.78	1.29
2015	209,899	10.07	14.80	2,118,519	0.17	0.90	1.25	2.99	3.28

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century Strategic Allocation: Aggressive
2019	92,201	12.90	13.51	1,245,561	1.42	0.90	1.25	18.78	19.24
2018	94,685	10.86	11.33	1,072,855	0.98	0.90	1.25	(11.99)	(11.69)
2017	93,677	12.34	12.83	1,201,552	1.10	0.90	1.25	14.05	14.35
2016	92,683	10.82	11.22	1,039,285	1.11	0.90	1.25	1.88	2.37
2015	94,875	10.62	10.96	1,039,945	0.78	0.90	1.25	(5.77)	(5.52)
American Century Strategic Allocation: Conservative
2019	96,671	10.65	11.16	1,078,014	1.34	0.90	1.25	10.82	11.27
2018	86,572	9.61	10.03	867,479	1.40	0.90	1.25	(8.74)	(8.49)
2017	82,656	10.53	10.96	902,827	1.02	0.90	1.25	5.72	6.20
2016	80,314	9.96	10.32	826,626	0.96	0.90	1.25	0.61	0.98
2015	77,362	9.90	10.22	788,864	0.13	0.90	1.25	(5.89)	(5.55)
American Century Strategic Allocation: Moderate
2019	407,250	11.97	12.54	5,100,344	1.35	0.90	1.25	15.43	15.90
2018	436,625	10.37	10.82	4,721,533	1.16	0.90	1.25	(10.53)	(10.21)
2017	457,488	11.59	12.05	5,509,033	1.29	0.90	1.25	10.17	10.45
2016	478,595	10.52	10.91	5,216,291	0.70	0.90	1.25	1.64	2.06
2015	457,455	10.35	10.69	4,887,916	0.61	0.90	1.25	(6.25)	(5.90)
American Century Ultra®
2019	22,011	23.87	23.87	524,427	-	0.90	0.90	29.17	29.17
2018	28,037	18.48	18.48	517,490	-	0.90	0.90	(3.50)	(3.50)
2017	22,717	19.15	19.15	434,838	-	0.90	0.90	26.57	26.57
2016	22,394	15.13	15.13	338,772	0.03	0.90	0.90	0.13	0.13
2015	24,878	15.11	15.11	375,802	-	0.90	0.90	1.82	1.82
American Century VP Income & Growth
2019	37,238	13.73	18.63	676,722	1.86	0.25	1.45	18.36	19.81
2018	36,678	11.60	15.55	557,694	1.77	0.25	1.45	(11.25)	(10.17)
2017	32,228	13.07	17.31	545,579	1.99	0.25	1.45	15.05	16.41
2016	32,040	11.36	14.87	454,080	2.09	0.25	1.45	8.29	9.58
2015	45,014	10.49	13.57	580,230	2.29	0.25	1.45	(10.11)	(8.93)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Century VP Inflation Protection
2019	33,574	8.26	8.47	278,630	2.37	0.25	1.45	4.05	5.41
2018	25,129	7.86	8.14	198,811	2.89	0.25	1.45	(6.97)	(5.92)
2017	21,179	8.37	8.75	179,081	2.69	0.25	1.45	(0.91)	0.36
2016	17,338	8.36	8.83	147,047	2.39	0.25	1.45	(0.11)	0.96
2015	5,862	8.29	8.84	48,681	0.39	0.25	1.45	(6.75)	(5.55)
American Century VP International
2019	9,216	10.66	11.88	107,571	0.74	0.25	1.45	22.53	24.01
2018	9,540	8.70	9.58	89,944	1.20	0.25	1.45	(18.99)	(17.98)
2017	9,394	10.74	11.68	108,238	1.03	0.25	1.45	25.17	26.68
2016	18,569	8.58	9.22	169,124	0.88	0.25	1.45	(9.59)	(8.53)
2015	18,220	9.49	10.08	181,852	0.18	0.25	1.45	(3.95)	(2.70)
American Century VP Mid Cap Value (e)
2019	369,493	14.16	18.79	6,311,721	1.96	0.25	1.45	23.34	24.93
2018	411,278	11.48	15.04	5,653,463	1.31	0.25	1.45	(16.75)	(15.79)
2017	483,442	13.79	17.86	7,922,237	1.13	0.25	1.45	6.57	7.92
2016	935,882	12.94	16.55	14,306,998	1.59	0.25	1.45	17.42	18.81
2015	1,503,286	11.02	13.93	19,469,872	1.70	0.25	1.45	(5.89)	(4.72)
American Century VP Ultra®
2019	642,653	23.43	25.92	16,511,751	-	0.75	1.35	28.74	29.54
2018	714,424	18.20	20.01	14,231,107	0.13	0.75	1.35	(3.70)	(3.10)
2017	777,430	13.57	20.65	15,976,304	0.23	0.75	1.35	26.42	30.36
2016	844,832	14.95	16.25	13,629,350	0.24	0.75	1.35	(0.13)	0.56
2015	912,302	14.97	16.16	14,657,326	0.24	0.75	1.35	1.56	2.15
American Century VP Value
2019	1,716,973	13.16	22.19	37,557,917	2.05	0.25	1.45	21.40	22.89
2018	1,907,587	10.84	18.15	34,385,840	1.44	0.25	1.45	(13.28)	(12.22)
2017	2,252,318	12.46	20.77	46,202,950	1.42	0.25	1.45	3.82	7.23
2016	2,230,245	12.04	19.86	43,993,507	1.50	0.25	1.45	15.11	16.45
2015	1,858,453	10.46	17.14	31,682,396	1.94	0.25	1.45	(8.25)	(7.15)

(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Funds IS® Asset Allocation
2019	1,248,612	11.92	12.76	15,495,724	1.81	0.25	1.45	15.73	17.06
2018	1,123,526	10.30	10.90	11,986,057	1.51	0.25	1.45	(9.01)	(7.86)
2017	1,162,996	11.32	12.17	13,478,062	1.60	0.25	1.45	10.87	14.49
2016	543,166	10.21	10.55	5,637,607	1.70	0.25	1.45	4.40	5.71
2015	382,986	9.78	9.98	3,776,953	2.26	0.25	1.45	(3.26)	(2.16)
American Funds IS® Blue Chip Income and Growth
2019	36,323	12.71	13.61	461,745	1.88	0.25	1.45	15.76	17.13
2018	39,864	10.98	11.62	444,706	2.44	0.25	1.45	(12.86)	(11.84)
2017	57,575	12.60	13.18	735,584	1.17	0.25	1.45	11.60	13.04
2016	423,323	11.29	11.66	4,908,525	2.31	0.25	1.45	13.35	14.65
2015	129,476	9.96	10.17	1,312,345	3.25	0.25	1.45	(7.52)	(6.27)
American Funds IS® Global Bond
2019	894,026	8.34	8.94	7,765,139	1.53	0.25	1.45	2.84	4.07
2018	782,898	8.11	8.59	6,564,601	2.28	0.25	1.45	(5.92)	(4.66)
2017	541,894	8.62	9.01	4,794,544	0.38	0.25	1.45	1.89	3.21
2016	522,388	8.46	8.73	4,500,352	0.52	0.25	1.45	(1.97)	(0.91)
2015	458,788	8.63	8.81	4,006,936	0.02	0.25	1.45	(8.48)	(7.36)
American Funds IS® Global Growth
2019	803,584	13.87	14.85	11,595,876	1.03	0.25	1.45	29.02	30.49
2018	634,262	10.75	11.38	7,045,853	0.55	0.25	1.45	(13.24)	(12.12)
2017	657,715	12.39	13.49	8,358,989	0.78	0.25	1.45	25.40	29.46
2016	270,386	9.88	10.20	2,722,010	0.63	0.25	1.45	(3.98)	(2.86)
2015	367,276	10.29	10.50	3,824,611	1.83	0.25	1.45	1.98	3.24
American Funds IS® Global Growth and Income
2019	21,023	12.45	13.33	262,544	1.95	0.25	1.45	25.00	26.47
2018	16,606	9.96	10.54	165,889	3.12	0.25	1.45	(13.84)	(12.75)
2017	16,334	11.56	12.08	188,944	3.59	0.25	1.45	20.42	21.77
2016	1,640	9.60	9.92	15,867	1.18	0.25	1.45	2.35	3.66
2015	3,360	9.38	9.57	31,610	2.66	0.25	1.45	(5.92)	(4.78)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Funds IS® Global Small Capitalization
2019	14,425	11.80	12.63	171,535	0.01	0.25	1.45	25.53	27.06
2018	9,992	9.40	9.94	94,748	0.02	0.25	1.45	(14.70)	(13.72)
2017	8,992	11.02	11.52	99,827	0.59	0.25	1.45	20.17	21.65
2016	580	9.17	9.47	5,316	0.08	0.25	1.45	(2.65)	(1.46)
2015	716	9.42	9.61	6,741	-	0.25	1.45	(4.37)	(3.22)
American Funds IS® Growth
2019	96,989	16.31	17.47	1,625,802	0.64	0.25	1.45	24.69	26.23
2018	77,376	13.08	13.84	1,027,252	0.14	0.25	1.45	(4.80)	(3.69)
2017	169,808	13.74	14.37	2,400,529	0.63	0.25	1.45	22.35	23.88
2016	4,078	11.23	11.60	46,130	0.38	0.25	1.45	4.47	5.74
2015	8,731	10.75	10.97	94,877	1.24	0.25	1.45	1.99	3.20
American Funds IS® Growth-Income
2019	1,375,944	14.29	15.30	20,436,381	1.62	0.25	1.45	20.39	21.82
2018	1,186,503	11.87	12.56	14,534,324	1.33	0.25	1.45	(6.31)	(5.21)
2017	1,308,182	12.67	13.25	16,963,990	1.51	0.25	1.45	16.67	18.20
2016	898,442	10.86	11.21	9,918,233	1.42	0.25	1.45	6.47	7.68
2015	597,966	10.20	10.41	6,170,870	1.60	0.25	1.45	(3.23)	(2.07)
American Funds IS® International
2019	651,260	10.31	11.05	6,992,243	1.32	0.25	1.45	17.29	18.82
2018	619,198	8.79	9.30	5,628,176	1.57	0.25	1.45	(17.23)	(16.22)
2017	631,484	10.62	13.67	6,866,412	1.48	0.25	1.45	26.13	30.31
2016	194,135	8.42	8.69	1,665,580	1.46	0.25	1.45	(1.29)	(0.11)
2015	127,967	8.53	8.70	1,104,396	2.15	0.25	1.45	(8.87)	(7.84)
American Funds IS® International Growth and Income
2019	17,526	9.37	10.03	169,426	2.12	0.25	1.45	17.13	18.56
2018	23,819	8.00	8.46	196,680	0.30	0.25	1.45	(15.34)	(14.29)
2017	308,033	9.45	9.87	3,018,068	3.53	0.25	1.45	19.32	20.66
2016	17,390	7.92	8.18	141,257	2.63	0.25	1.45	(3.18)	(2.04)
2015	13,866	8.18	8.35	115,327	4.28	0.25	1.45	(10.01)	(8.84)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

American Funds IS® Mortgage
2019	4,451	8.70	9.32	40,694	3.38	0.25	1.45	0.23	1.41
2018	1,365	8.68	9.19	12,417	1.82	0.25	1.45	(4.30)	(3.06)
2017	1,411	9.07	9.48	13,276	0.70	0.25	1.45	(3.51)	(2.27)
2016	27,209	9.40	9.70	262,635	2.42	0.25	1.45	(2.39)	(1.32)
2015	1,938	9.63	9.83	18,971	3.37	0.25	1.45	(2.83)	(1.60)
American Funds IS® New World
2019	261,994	10.40	11.14	2,829,026	0.79	0.25	1.45	23.22	24.75
2018	210,343	8.44	8.93	1,835,277	0.50	0.25	1.45	(17.98)	(17.01)
2017	368,803	10.29	13.33	3,905,486	1.19	0.25	1.45	23.38	27.44
2016	78,259	8.34	8.61	665,207	0.70	0.25	1.45	0.48	1.65
2015	61,325	8.30	8.47	515,440	0.76	0.25	1.45	(7.57)	(6.51)
American Funds IS® U.S. Government/AAA-Rated Securities
2019	28,979	8.67	9.28	255,879	2.90	0.25	1.45	0.58	1.75
2018	7,285	8.62	9.12	62,813	1.25	0.25	1.45	(3.90)	(2.67)
2017	12,934	8.97	9.37	115,975	0.75	0.25	1.45	(3.13)	(1.99)
2016	22,539	9.26	9.56	213,832	3.16	0.25	1.45	(3.34)	(2.25)
2015	27,844	9.58	9.78	269,656	2.15	0.25	1.45	(3.13)	(1.91)
AMG Managers Fairpointe Mid Cap
2019	125,277	15.57	16.31	2,041,214	0.87	0.90	1.25	10.66	11.03
2018	143,414	14.07	14.69	2,104,415	0.35	0.90	1.25	(22.01)	(21.70)
2017	166,807	18.04	18.76	3,126,101	-	0.90	1.25	6.87	7.26
2016	158,196	16.88	17.49	2,764,298	0.34	0.90	1.25	18.87	19.30
2015	164,275	14.20	14.66	2,406,181	0.26	0.90	1.25	(14.10)	(13.82)
Ariel®
2019	187,453	15.19	21.47	3,511,286	0.72	0.90	1.25	19.51	19.92
2018	292,006	12.71	17.94	4,552,893	0.90	0.90	1.25	(17.31)	(16.97)
2017	327,742	15.37	21.66	6,156,197	0.77	0.90	1.25	11.05	11.46
2016	272,751	13.84	19.47	4,633,983	0.31	0.90	1.25	10.81	11.14
2015	252,721	12.49	17.56	3,851,438	0.66	0.90	1.25	(8.09)	(7.77)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Baron Asset
2019	37,749	19.72	19.72	744,236	-	0.90	0.90	32.35	32.35
2018	41,580	14.90	14.90	619,379	-	0.90	0.90	(3.99)	(3.99)
2017	48,000	15.52	15.52	744,606	-	0.90	0.90	21.34	21.34
2016	33,714	12.79	12.79	431,085	-	0.90	0.90	2.16	2.16
2015	39,708	12.52	12.52	497,030	-	0.90	0.90	(3.91)	(3.91)
BlackRock Advantage Large Cap Core V.I.
2019	14,601	15.56	19.24	258,300	1.58	0.25	1.45	22.91	24.45
2018	6,653	12.66	15.46	88,028	1.19	0.25	1.45	(9.64)	(8.57)
2017	7,572	14.01	16.91	112,898	1.27	0.25	1.45	16.65	18.09
2016	4,877	12.01	14.32	58,587	0.67	0.25	1.45	5.44	6.71
2015	8,297	11.39	13.42	101,297	1.15	0.25	1.45	(4.12)	(2.96)
BlackRock Advantage Small Cap Growth
2019	9,331	17.36	17.36	162,046	0.32	0.90	0.90	28.31	28.31
2018	6,213	13.53	13.53	84,074	0.09	0.90	0.90	(8.89)	(8.89)
2017	6,928	14.85	14.85	102,789	0.11	0.90	0.90	10.24	10.24
2016	4,949	13.47	13.47	66,686	-	0.90	0.90	8.72	8.72
2015	2,098	12.39	12.39	26,001	-	0.90	0.90	(7.61)	(7.61)
BlackRock Basic Value V.I.
2019	13,362	12.28	15.87	187,883	2.24	0.25	1.45	18.19	19.59
2018	12,972	10.39	13.27	153,452	1.64	0.25	1.45	(12.17)	(11.06)
2017	12,593	11.83	14.92	168,509	1.48	0.25	1.45	3.32	4.56
2016	2,707	11.45	14.27	30,979	1.07	0.25	1.45	12.59	13.98
2015	4,207	10.17	12.52	42,778	0.49	0.25	1.45	(10.24)	(9.14)
BlackRock Capital Appreciation V.I.
2019	3,594	18.12	20.45	72,215	-	0.25	1.45	25.83	27.33
2018	24,163	14.40	16.06	353,212	-	0.25	1.45	(2.37)	(1.11)
2017	23,284	14.75	16.24	347,760	-	0.25	1.45	27.16	28.68
2016	20,828	11.60	12.62	241,538	-	0.25	1.45	(4.45)	(3.30)
2015	20,218	12.14	13.05	245,485	-	0.25	1.45	1.93	3.16

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BlackRock Equity Dividend
2019	38,722	16.34	16.34	632,635	1.89	0.90	0.90	22.40	22.40
2018	41,934	13.35	13.35	559,821	1.74	0.90	0.90	(11.00)	(11.00)
2017	43,789	15.00	15.00	657,037	1.15	0.90	0.90	11.94	11.94
2016	75,585	13.40	13.40	1,012,701	1.78	0.90	0.90	11.57	11.57
2015	72,138	12.01	12.01	866,441	1.73	0.90	0.90	(4.23)	(4.23)
BlackRock Equity Dividend V.I.
2019	492,100	13.70	17.67	6,862,951	1.86	0.25	1.45	21.88	23.39
2018	409,905	11.16	14.32	4,681,420	2.27	0.25	1.45	(11.45)	(10.39)
2017	220,632	12.52	15.98	2,885,447	1.47	0.25	1.45	11.48	12.77
2016	272,761	11.16	14.17	3,152,422	1.67	0.25	1.45	10.93	12.37
2015	115,632	9.98	12.61	1,205,059	1.63	0.25	1.45	(5.14)	(4.03)
BlackRock Global Allocation
2019	29,617	11.20	11.20	331,577	1.16	0.90	0.90	12.79	12.79
2018	31,701	9.93	9.93	314,838	0.57	0.90	0.90	(11.18)	(11.18)
2017	34,046	11.18	11.18	380,661	0.77	0.90	0.90	8.97	8.97
2016	22,550	10.26	10.26	231,308	1.02	0.90	0.90	(0.19)	(0.19)
2015	20,142	10.28	10.28	207,070	1.32	0.90	0.90	(4.90)	(4.90)
BlackRock Global Allocation V.I.
2019	216,891	10.32	11.38	2,251,522	1.33	0.25	1.45	12.66	14.03
2018	207,424	9.14	9.98	1,899,963	0.97	0.25	1.45	(11.67)	(10.57)
2017	175,633	10.27	11.65	1,812,232	1.22	0.25	1.45	8.81	12.34
2016	192,189	9.38	10.14	1,813,555	0.98	0.25	1.45	(0.73)	0.50
2015	293,170	9.38	10.09	2,771,391	1.21	0.25	1.45	(5.33)	(4.18)
BlackRock High Yield V.I.
2019	892,614	10.39	11.56	9,320,004	7.13	0.25	1.45	9.84	11.26
2018	364,989	9.39	10.39	3,459,759	16.80	0.25	1.45	(7.19)	(6.06)
2017	585,803	10.04	11.06	6,016,371	8.04	0.25	1.45	2.39	3.66
2016	2,102,702	9.74	10.67	21,077,782	5.07	0.25	1.45	7.95	9.21
2015	179,354	8.96	9.77	1,621,836	11.90	0.25	1.45	(8.00)	(6.86)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BlackRock International Dividend
2019	34,823	10.72	10.72	373,899	2.36	0.90	0.90	18.72	18.72
2018	21,424	9.03	9.03	193,976	3.09	0.90	0.90	(16.62)	(16.62)
2017	29,795	10.83	10.83	322,737	1.01	0.90	0.90	11.88	11.88
2016	33,927	9.68	9.68	328,288	4.26	0.90	0.90	(3.30)	(3.30)
2015	34,746	10.01	10.01	347,946	-	0.90	0.90	(4.76)	(4.76)
BlackRock Large Cap Focus Growth V.I.
2019	6,873	19.22	23.63	155,801	-	0.25	1.45	26.53	28.15
2018	3,141	15.19	18.44	54,285	-	0.25	1.45	(1.68)	(0.54)
2017	2,146	15.45	18.54	39,251	0.01	0.25	1.45	23.60	25.10
2016	2,083	12.50	14.82	30,515	0.46	0.25	1.45	2.80	4.07
2015	2,021	12.16	14.24	28,502	0.38	0.25	1.45	(1.94)	(0.77)
BNY Mellon Appreciation (c)
2019	394,396	15.00	19.33	5,996,871	1.01	0.90	1.25	29.58	29.98
2018	360,480	11.54	14.90	4,208,028	1.26	0.90	1.25	(10.30)	(9.98)
2017	445,577	12.82	16.59	5,779,186	1.23	0.90	1.25	21.36	21.86
2016	464,040	10.52	13.65	4,939,203	1.53	0.90	1.25	2.72	3.13
2015	471,128	10.21	13.26	4,857,698	1.70	0.90	1.25	(6.59)	(6.24)
BNY Mellon Dynamic Value (c)
2019	189,241	17.35	25.91	3,663,712	1.48	0.90	1.25	21.50	21.85
2018	227,818	14.28	21.30	3,653,972	1.58	0.90	1.25	(14.39)	(14.07)
2017	245,190	16.68	24.84	4,566,470	0.88	0.90	1.25	10.03	10.46
2016	273,527	15.16	22.54	4,610,996	1.30	0.90	1.25	13.39	13.76
2015	276,949	13.37	19.85	4,079,087	0.88	0.90	1.25	(6.37)	(6.07)
BNY Mellon IP MidCap Stock (c)
2019	322,409	11.59	11.59	3,735,298	0.50	0.75	0.75	15.44	15.44
2018	456,747	10.04	10.04	4,584,461	0.36	0.75	0.75	(18.84)	(18.84)
2017	486,166	12.37	12.50	6,011,904	0.80	0.75	1.25	10.84	13.53
2016	460,543	11.16	11.16	5,139,295	0.37	0.75	0.75	10.93	10.93
2015	136,809	10.06	10.06	1,376,172	0.23	0.75	0.75	(6.07)	(6.07)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BNY Mellon IP Small Cap Stock Index (c)
2019	514,832	13.33	18.45	6,973,243	0.80	0.25	1.45	16.89	18.35
2018	444,301	11.32	15.59	5,144,534	0.78	0.25	1.45	(12.93)	(11.87)
2017	436,489	12.91	17.69	5,745,527	0.73	0.25	1.45	7.47	8.79
2016	342,026	11.93	16.26	4,144,374	0.39	0.25	1.45	20.25	21.71
2015	94,097	9.85	13.36	978,758	0.96	0.25	1.45	(6.60)	(5.45)
BNY Mellon IP Technology Growth (c)
2019	536,111	18.54	24.91	13,061,536	-	0.25	1.45	20.08	21.50
2018	520,603	15.44	20.61	10,490,679	-	0.25	1.45	(5.62)	(4.42)
2017	551,279	16.36	21.67	11,769,351	-	0.25	1.45	36.11	37.78
2016	494,861	12.02	15.81	7,766,941	-	0.25	1.45	(0.08)	1.09
2015	577,341	12.03	15.72	9,012,226	-	0.25	1.45	1.26	2.53
BNY Mellon Opportunistic Midcap Value (c)
2019	131,572	18.55	30.62	2,542,887	0.27	0.90	1.25	22.20	22.65
2018	145,843	15.18	25.03	2,305,665	-	0.90	1.25	(21.47)	(21.20)
2017	163,983	19.33	31.82	3,279,189	-	0.90	1.25	10.77	11.20
2016	171,951	17.45	28.67	3,093,285	0.02	0.90	1.25	12.58	12.97
2015	210,030	15.50	25.43	3,342,102	-	0.90	1.25	(14.17)	(13.88)
BNY Mellon Stock Index (c)
2019	11,985	15.90	20.47	231,415	1.53	0.25	1.45	25.10	26.67
2018	14,390	12.71	16.16	219,825	1.11	0.25	1.45	(8.95)	(7.92)
2017	23,754	13.96	17.55	404,256	1.48	0.25	1.45	15.85	17.31
2016	16,494	12.05	14.96	239,093	2.83	0.25	1.45	6.64	7.94
2015	6,216	11.30	13.86	80,737	1.53	0.25	1.45	(3.58)	(2.39)
BNY Mellon VIF Appreciation (c)
2019	72,058	14.28	17.68	1,028,287	0.86	0.25	1.45	29.89	31.45
2018	36,028	10.92	13.45	392,979	1.23	0.25	1.45	(11.20)	(10.09)
2017	27,996	12.20	14.96	341,321	1.13	0.25	1.45	21.50	23.03
2016	42,571	9.97	12.16	424,366	1.69	0.25	1.45	2.94	4.11
2015	65,640	9.62	11.68	642,397	3.13	0.25	1.45	(7.01)	(5.81)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

BNY Mellon VIF International Value (c)
2019	2,533,954	6.61	9.73	19,670,878	2.01	0.25	1.45	16.60	17.99
2018	2,684,623	5.66	8.28	17,860,951	1.56	0.25	1.45	(20.58)	(19.66)
2017	2,693,129	7.11	10.36	23,077,007	1.23	0.25	1.45	22.52	24.07
2016	2,345,149	5.79	8.39	16,902,935	0.88	0.25	1.45	(5.88)	(4.77)
2015	1,023,059	6.14	8.85	8,241,885	2.47	0.25	1.45	(7.26)	(6.07)
Calamos® Growth
2019	507,893	15.59	22.25	9,176,159	-	0.90	1.25	25.62	26.07
2018	560,909	12.41	17.68	8,038,291	-	0.90	1.25	(9.75)	(9.48)
2017	611,929	13.75	19.57	9,687,691	-	0.90	1.25	21.25	21.77
2016	683,823	11.34	16.11	8,888,101	-	0.90	1.25	(6.20)	(5.90)
2015	737,755	12.09	17.15	10,183,322	-	0.90	1.25	(1.23)	(0.94)
Calamos® Growth and Income
2019	441,404	14.49	19.93	7,978,377	1.32	0.90	1.25	20.74	21.15
2018	474,223	11.96	16.49	7,090,713	1.65	0.90	1.25	(7.91)	(7.50)
2017	512,944	12.93	17.87	8,307,304	1.57	0.90	1.25	11.53	11.90
2016	552,719	11.56	16.00	8,015,920	3.08	0.90	1.25	2.78	3.16
2015	613,335	11.21	15.55	8,633,216	3.23	0.90	1.25	(2.55)	(2.18)
Calamos® High Income Opportunities
2019	39,792	10.84	11.35	450,910	6.01	0.90	1.25	9.49	9.87
2018	40,501	9.90	10.33	417,532	6.59	0.90	1.25	(8.25)	(7.93)
2017	41,984	10.79	11.22	470,273	4.82	0.90	1.25	1.60	1.91
2016	37,512	10.62	11.01	412,007	5.25	0.90	1.25	7.27	7.73
2015	45,503	9.90	10.22	464,480	3.88	0.90	1.25	(8.59)	(8.34)
ClearBridge Small Cap Growth
2019	931	18.35	18.35	17,080	-	0.90	0.90	20.49	20.49
2018	904	15.23	15.23	13,765	-	0.90	0.90	0.13	0.13
2017	1,185	15.21	15.21	18,014	-	0.90	0.90	20.14	20.14
2016	1,467	12.66	12.66	18,563	-	0.90	0.90	1.77	1.77
2015	2,220	12.44	12.44	27,751	-	0.90	0.90	(8.53)	(8.53)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

ClearBridge Variable Aggressive Growth
2019	800,538	16.20	17.85	14,213,298	0.74	0.75	1.35	19.38	20.20
2018	864,798	13.57	14.85	12,770,816	0.39	0.75	1.35	(12.45)	(11.97)
2017	937,283	12.04	16.87	15,779,893	0.21	0.75	1.35	11.03	14.56
2016	1,595,864	13.96	15.10	23,807,484	0.36	0.75	1.35	(3.39)	(2.77)
2015	1,791,409	14.45	15.53	27,779,017	0.08	0.75	1.35	(6.11)	(5.54)
ClearBridge Variable Small Cap Growth
2019	339,779	19.66	21.78	7,223,355	-	0.75	1.35	21.51	22.22
2018	411,917	16.18	17.82	7,105,038	-	0.75	1.35	(0.98)	(0.39)
2017	642,124	16.34	17.89	10,932,489	-	0.75	1.35	18.92	19.67
2016	571,354	13.74	14.95	8,234,075	-	0.75	1.35	1.33	1.91
2015	915,029	13.56	14.67	12,807,403	-	0.75	1.35	(8.50)	(7.91)
Dimensional VA Equity Allocation (a)
2019	34,023	10.55	10.67	362,481	3.42	0.25	1.85	5.50	6.70
Dimensional VA Global Bond Portfolio
2019	91,980	8.42	8.91	807,180	3.75	0.25	1.85	(0.82)	0.79
2018	32,214	8.49	8.84	281,189	4.53	0.65	1.85	(3.08)	(1.89)
2017	32,092	8.76	9.01	286,154	1.21	0.65	1.85	(2.67)	(1.53)
2016	65,364	9.00	9.15	593,260	1.71	0.65	1.85	(3.12)	(1.93)
2015	63,606	9.27	9.33	589,818	2.10	0.65	1.85	(3.33)	(2.10)
Dimensional VA International Small Portfolio
2019	63,059	11.62	13.66	796,000	2.78	0.25	1.85	18.09	19.93
2018	60,892	9.84	11.39	648,611	1.43	0.65	1.85	(23.60)	(22.67)
2017	79,407	12.88	14.73	1,111,286	2.64	0.65	1.85	23.73	25.36
2016	77,478	10.41	11.75	870,754	2.29	0.65	1.85	1.17	2.35
2015	79,147	10.29	11.48	879,771	3.02	0.65	1.85	0.78	2.04

(a) New subaccount. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Dimensional VA International Value Portfolio
2019	91,933	9.48	10.93	976,840	3.43	0.25	1.85	10.36	12.22
2018	99,120	8.59	9.74	943,289	2.52	0.65	1.85	(21.05)	(20.10)
2017	111,088	10.88	12.19	1,329,013	2.96	0.65	1.85	19.82	21.29
2016	101,529	9.08	10.05	1,004,216	3.18	0.65	1.85	3.89	5.24
2015	98,712	8.74	9.55	927,835	4.30	0.65	1.85	(11.36)	(10.33)
Dimensional VA Short-Term Fixed Portfolio
2019	89,370	7.78	8.30	730,129	1.32	0.25	1.85	(2.38)	(0.72)
2018	218,737	7.97	8.36	1,772,046	0.94	0.65	1.85	(3.04)	(1.88)
2017	90,269	8.22	8.52	761,963	0.86	0.65	1.85	(3.97)	(2.85)
2016	124,899	8.56	8.77	1,086,456	0.90	0.65	1.85	(3.93)	(2.77)
2015	62,041	8.91	9.02	556,505	0.41	0.65	1.85	(4.50)	(3.32)
Dimensional VA U.S. Large Value Portfolio
2019	178,873	13.65	18.40	3,062,371	2.13	0.25	1.85	19.84	21.69
2018	184,654	11.39	15.12	2,634,959	2.48	0.65	1.85	(16.31)	(15.25)
2017	163,915	13.61	17.84	2,716,150	2.00	0.65	1.85	13.42	14.80
2016	139,334	12.00	15.54	2,007,711	1.95	0.65	1.85	13.21	14.60
2015	123,986	10.60	13.56	1,563,842	3.20	0.65	1.85	(7.99)	(6.87)
Dimensional VA U.S. Targeted Value Portfolio
2019	83,689	11.86	16.28	1,186,056	1.50	0.25	1.85	16.73	18.66
2018	82,976	10.16	13.72	999,392	1.04	0.65	1.85	(19.87)	(18.91)
2017	85,120	12.68	16.92	1,271,601	1.08	0.65	1.85	4.53	5.82
2016	83,117	12.13	15.99	1,187,775	1.02	0.65	1.85	21.42	22.91
2015	83,540	9.99	13.01	997,327	1.87	0.65	1.85	(9.76)	(8.64)
DWS Capital Growth VIP
2019	3,272	18.57	22.76	67,421	0.12	0.25	1.45	30.77	32.40
2018	1,723	14.20	17.19	29,143	0.51	0.25	1.45	(6.15)	(4.98)
2017	1,696	15.13	18.09	30,259	0.46	0.25	1.45	20.46	21.90
2016	1,667	12.56	14.84	24,449	0.21	0.25	1.45	(0.48)	0.68
2015	6,367	12.62	14.74	92,963	0.49	0.25	1.45	3.53	4.84

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

DWS Core Equity VIP
2019	6,997	16.21	20.73	123,138	1.00	0.25	1.45	24.21	25.79
2018	11,140	13.05	16.48	163,816	1.51	0.25	1.45	(10.12)	(9.05)
2017	14,066	14.52	18.12	226,169	0.93	0.25	1.45	15.42	16.83
2016	14,582	12.58	15.51	201,697	1.58	0.25	1.45	5.45	6.74
2015	17,337	11.93	14.53	230,636	0.77	0.25	1.45	0.34	1.54
DWS CROCI® U.S. VIP
2019	1,118	11.57	14.34	15,741	-	0.25	1.45	26.73	28.26
2018	-	9.13	11.18	-	-	0.25	1.45	(14.59)	(13.53)
2017	-	10.69	12.93	-	-	0.25	1.45	17.09	18.52
2016	-	9.13	10.91	-	-	0.25	1.45	(8.79)	(7.70)
2015	-	10.01	11.82	-	-	0.25	1.45	(11.18)	(10.11)
DWS Global Small Cap VIP
2019	3,700	9.65	11.43	38,851	-	0.25	1.45	15.85	17.23
2018	3,595	8.33	9.75	32,405	-	0.25	1.45	(24.20)	(23.29)
2017	3,560	10.99	12.71	42,146	-	0.25	1.45	14.36	15.76
2016	1,939	9.61	10.98	19,094	0.13	0.25	1.45	(3.13)	(1.96)
2015	1,993	9.92	11.20	20,312	0.99	0.25	1.45	(3.50)	(2.35)
DWS Government & Agency Securities VIP
2019	1,195	8.54	8.97	10,538	-	0.25	1.45	1.43	2.63
2018	-	8.42	8.74	-	4.62	0.25	1.45	(4.21)	(3.00)
2017	994	8.79	9.01	8,793	3.06	0.25	1.45	(3.19)	(1.96)
2016	2,322	9.08	9.19	21,053	6.69	0.25	1.45	(3.61)	(2.44)
2015	4,583	9.33	9.42	42,708	3.62	0.25	1.45	(4.66)	(3.48)
DWS High Income VIP
2019	970	10.15	11.17	10,680	-	0.25	1.45	10.33	11.70
2018	582	9.20	10.00	5,748	92.48	0.25	1.45	(7.07)	(5.93)
2017	240	9.90	10.63	2,375	11.27	0.25	1.45	2.59	3.81
2016	156,409	9.65	10.24	1,510,675	5.09	0.25	1.45	7.70	9.05
2015	345,165	8.96	9.39	3,092,690	0.33	0.25	1.45	(9.04)	(7.94)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

DWS International Growth VIP
2019	1,340	11.58	12.07	15,908	-	0.25	1.45	25.19	26.65
2018	11,291	9.25	9.53	105,950	0.78	0.25	1.45	(20.53)	(19.58)
2017	9,278	11.64	11.85	108,481	-	0.25	1.45	19.75	21.29
2016	-	9.66	9.77	-	-	0.25	1.45	(1.12)	0.10
2015	-	9.67	9.83	-	-	0.25	1.45	(5.84)	(4.78)
DWS Small Mid Cap Value VIP
2019	996	11.24	13.20	11,189	0.37	0.25	1.45	15.76	17.13
2018	967	9.71	11.27	9,383	1.50	0.25	1.45	(20.02)	(18.98)
2017	3,121	12.14	13.91	40,381	0.24	0.25	1.45	5.38	6.59
2016	911	11.52	13.05	10,496	0.21	0.25	1.45	11.41	12.79
2015	884	10.34	11.57	9,144	-	0.25	1.45	(6.51)	(5.40)
Eaton Vance VT Floating-Rate Income
2019	446,508	9.27	9.93	4,165,459	4.54	0.25	1.45	2.43	3.65
2018	318,850	9.05	9.58	2,923,380	3.29	0.25	1.45	(4.44)	(3.23)
2017	1,089,172	9.47	9.90	10,326,425	3.40	0.25	1.45	(1.04)	0.10
2016	976,901	9.57	9.89	9,379,703	2.76	0.25	1.45	4.13	5.44
2015	122,689	9.19	9.38	1,129,443	6.37	0.25	1.45	(5.36)	(4.09)
Federated Bond
2019	554,476	11.74	12.29	6,808,461	4.06	0.90	1.25	9.11	9.44
2018	681,079	10.76	11.23	7,642,608	3.24	0.90	1.25	(7.00)	(6.65)
2017	571,983	11.57	12.03	6,878,204	3.79	0.90	1.25	2.21	2.56
2016	620,874	11.32	11.73	7,277,210	4.06	0.90	1.25	3.76	4.08
2015	614,912	10.91	11.27	6,925,956	4.65	0.90	1.25	(6.03)	(5.69)
Federated Fund for U.S. Government Securities II
2019	461,767	8.42	9.92	3,945,177	2.73	0.25	1.45	1.20	2.48
2018	591,579	8.32	9.68	4,979,476	2.23	0.25	1.45	(3.93)	(2.81)
2017	537,514	8.66	9.96	4,716,292	2.56	0.25	1.45	(2.61)	(1.29)
2016	677,295	8.88	10.09	6,071,797	2.44	0.25	1.45	(2.84)	(1.66)
2015	547,359	9.14	10.26	5,039,915	3.14	0.25	1.45	(3.89)	(2.66)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Federated High Income Bond II
2019	1,150,139	10.41	15.41	13,777,611	3.68	0.25	1.45	9.12	10.48
2018	399,804	9.54	14.11	5,609,325	9.77	0.25	1.45	(7.65)	(6.53)
2017	765,001	10.33	15.26	11,612,244	7.05	0.25	1.45	1.87	3.15
2016	893,540	10.14	14.96	13,308,641	5.74	0.25	1.45	9.62	10.88
2015	936,790	9.25	13.64	12,755,169	5.86	0.25	1.45	(7.04)	(5.90)
Fidelity® Advisor Dividend Growth
2019	183,702	13.56	17.56	2,497,408	1.30	0.90	1.25	22.60	23.05
2018	186,637	11.02	14.30	2,061,934	1.15	0.90	1.25	(11.25)	(10.91)
2017	238,429	12.37	16.09	3,012,628	1.14	0.90	1.25	14.39	14.75
2016	224,799	10.78	14.05	2,434,303	0.92	0.90	1.25	2.88	3.26
2015	246,696	10.44	13.63	2,577,135	0.77	0.90	1.25	(5.37)	(5.00)
Fidelity® Advisor International Capital Appreciation (e)
2019	25,124	14.98	18.47	378,305	0.20	0.90	1.10	26.77	27.06
2018	30,947	11.79	14.57	366,400	-	0.90	1.10	(16.79)	(16.62)
2017	32,475	14.14	17.51	460,903	-	0.90	1.10	29.70	29.96
2016	34,136	10.88	13.50	372,755	-	0.90	1.10	(7.60)	(7.40)
2015	41,156	11.75	14.61	485,028	-	0.90	1.10	(1.62)	(1.51)
Fidelity® Advisor Leveraged Company Stock
2019	3,676	15.16	15.16	55,839	-	0.90	0.90	24.16	24.16
2018	2,134	12.21	12.21	26,123	-	0.90	0.90	(19.46)	(19.46)
2017	3,448	15.16	15.16	52,365	0.37	0.90	0.90	12.55	12.55
2016	3,706	13.47	13.47	49,998	0.39	0.90	0.90	4.66	4.66
2015	9,156	12.87	12.87	117,940	0.23	0.90	0.90	(9.62)	(9.62)
Fidelity® Advisor New Insights
2019	117,915	18.23	18.23	2,149,209	-	0.90	0.90	23.93	23.93
2018	153,937	14.71	14.71	2,265,034	-	0.90	0.90	(8.35)	(8.35)
2017	136,867	16.05	16.05	2,196,761	-	0.90	0.90	22.80	22.80
2016	138,149	13.07	13.07	1,805,232	0.01	0.90	0.90	1.95	1.95
2015	125,319	12.82	12.82	1,606,301	-	0.90	0.90	(1.76)	(1.76)

(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® Advisor Real Estate
2019	142,736	10.13	23.91	2,001,510	1.63	0.90	1.25	17.38	17.78
2018	155,246	8.63	20.30	1,809,464	1.92	0.90	1.25	(10.75)	(10.41)
2017	172,763	9.67	22.66	2,215,924	1.07	0.90	1.25	(1.02)	(0.59)
2016	244,201	9.77	22.80	3,047,943	1.32	0.90	1.25	0.62	1.00
2015	294,971	9.71	22.58	3,573,287	1.02	0.90	1.25	(1.22)	(0.88)
Fidelity® Advisor Stock Selector Mid Cap
2019	159,515	17.03	23.03	2,721,477	0.51	0.90	1.10	23.82	24.03
2018	49,974	13.73	18.60	688,952	0.39	0.90	1.10	(12.59)	(12.44)
2017	46,831	15.68	21.28	737,158	0.03	0.90	1.10	14.78	15.04
2016	45,409	13.63	18.54	621,214	0.31	0.90	1.10	5.70	5.91
2015	48,826	12.87	17.54	630,928	-	0.90	1.10	(7.59)	(7.41)
Fidelity® Advisor Value Strategies
2019	115,491	14.91	23.16	2,033,553	1.15	0.90	1.25	28.31	28.79
2018	113,397	11.62	18.02	1,538,651	0.51	0.90	1.25	(21.27)	(20.99)
2017	125,329	14.76	22.86	2,149,286	1.00	0.90	1.25	13.63	14.01
2016	141,963	12.99	20.08	2,132,806	1.06	0.90	1.25	6.13	6.50
2015	154,950	12.24	18.90	2,184,416	0.73	0.90	1.25	(7.13)	(6.79)
Fidelity® VIP Balanced
2019	103,630	13.20	15.32	1,511,364	1.65	0.25	1.45	18.71	20.16
2018	90,833	11.12	12.75	1,110,386	1.32	0.25	1.45	(8.63)	(7.47)
2017	92,139	12.17	13.78	1,213,928	1.17	0.25	1.45	11.14	12.40
2016	107,591	10.95	12.26	1,265,671	0.98	0.25	1.45	2.24	3.55
2015	152,628	10.71	11.84	1,740,642	0.80	0.25	1.45	(4.03)	(2.87)
Fidelity® VIP Contrafund
2019	688,055	15.08	21.99	14,693,721	0.22	0.25	1.45	25.56	27.03
2018	806,398	12.01	17.50	13,699,710	0.44	0.25	1.45	(10.71)	(9.61)
2017	1,000,138	13.45	19.58	18,978,197	0.75	0.25	1.45	16.25	17.66
2016	1,207,775	11.57	16.82	19,783,357	0.64	0.25	1.45	3.03	4.32
2015	1,084,553	11.23	16.31	17,262,411	0.80	0.25	1.45	(3.93)	(2.77)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Disciplined Small Cap
2019	4,044	12.17	16.01	53,754	0.66	0.25	1.45	18.04	19.39
2018	8,543	10.31	13.41	103,654	0.69	0.25	1.45	(17.06)	(16.03)
2017	7,149	12.43	15.97	102,473	0.58	0.25	1.45	2.14	3.37
2016	5,367	12.17	15.45	77,274	0.33	0.25	1.45	16.91	18.39
2015	11,566	10.41	13.05	129,986	0.60	0.25	1.45	(6.47)	(5.30)
Fidelity® VIP Emerging Markets
2019	42,400	11.57	12.10	503,136	1.26	0.25	1.45	23.48	25.13
2018	55,556	9.37	9.67	528,033	0.59	0.25	1.45	(21.72)	(20.80)
2017	47,682	11.97	12.21	574,477	0.57	0.25	1.45	40.66	42.31
2016	24,295	8.51	8.58	206,832	0.11	0.25	1.45	(1.50)	(0.35)
2015	29,272	8.56	8.64	250,807	0.48	0.25	1.45	(14.29)	(13.21)
Fidelity® VIP Equity-Income
2019	234,467	12.52	12.52	2,942,940	1.76	0.75	0.75	22.39	22.39
2018	277,146	10.23	10.23	2,838,571	2.09	0.75	0.75	(11.89)	(11.89)
2017	322,501	11.61	11.61	3,743,704	1.50	0.75	0.75	8.50	8.50
2016	342,589	10.70	10.70	3,665,261	3.02	0.75	0.75	13.35	13.35
2015	98,026	9.44	9.44	925,008	4.52	0.75	0.75	(7.72)	(7.72)
Fidelity® VIP Growth & Income
2019	316,920	13.58	19.50	4,378,338	3.62	0.25	1.45	23.96	25.56
2018	303,657	10.87	15.53	3,350,027	0.24	0.25	1.45	(13.09)	(12.11)
2017	308,567	12.43	17.67	3,894,997	1.01	0.25	1.45	11.53	12.91
2016	363,603	11.07	15.65	4,076,205	1.68	0.25	1.45	10.68	12.11
2015	257,975	9.92	13.96	2,602,904	2.88	0.25	1.45	(6.78)	(5.68)
Fidelity® VIP Growth Opportunities
2019	1,160,273	20.50	26.27	25,219,339	-	0.25	1.45	34.36	35.97
2018	1,016,543	15.15	19.32	16,584,394	0.09	0.25	1.45	7.35	8.60
2017	898,276	14.02	17.79	13,584,776	0.12	0.25	1.45	28.28	29.95
2016	731,500	10.85	13.69	8,841,285	0.05	0.25	1.45	(4.30)	(3.18)
2015	637,813	11.25	14.14	8,028,021	-	0.25	1.45	0.76	2.02

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP High Income
2019	825,999	10.19	11.02	8,423,400	3.68	0.25	1.45	9.81	11.09
2018	86,205	9.28	9.92	806,214	16.66	0.25	1.45	(7.85)	(6.77)
2017	219,503	10.02	10.64	2,211,342	4.70	0.25	1.45	2.23	3.50
2016	275,288	9.73	10.28	2,708,513	8.47	0.25	1.45	9.20	10.54
2015	46,141	8.84	9.30	408,310	1.29	0.25	1.45	(8.05)	(6.91)
Fidelity® VIP Index 500
2019	1,235,638	16.06	18.70	20,919,733	1.83	0.25	1.45	25.27	26.87
2018	1,119,941	12.82	14.74	15,121,155	1.47	0.25	1.45	(8.88)	(7.82)
2017	1,602,160	14.07	15.99	23,473,354	1.58	0.25	1.45	16.18	17.57
2016	1,758,368	12.11	13.60	22,254,476	1.47	0.25	1.45	6.70	8.02
2015	1,435,931	11.35	12.59	16,985,637	1.94	0.25	1.45	(3.32)	(2.18)
Fidelity® VIP Investment Grade Bond
2019	681,179	9.29	11.18	6,992,465	2.70	0.25	1.45	4.62	5.97
2018	576,722	8.88	10.55	5,640,191	2.16	0.25	1.45	(5.13)	(4.00)
2017	623,176	9.36	10.99	6,377,629	2.10	0.25	1.45	(0.53)	0.64
2016	695,203	9.41	10.92	7,166,699	2.09	0.25	1.45	(0.11)	1.20
2015	763,093	9.42	10.79	7,836,362	2.11	0.25	1.45	(5.14)	(4.09)
Fidelity® VIP Mid Cap
2019	32,128	12.70	14.69	451,261	0.67	0.25	1.45	17.81	19.24
2018	37,669	10.78	12.32	446,721	0.44	0.25	1.45	(18.52)	(17.48)
2017	36,006	13.23	14.93	519,465	0.44	0.25	1.45	15.34	16.64
2016	60,660	11.47	12.80	767,059	0.35	0.25	1.45	7.00	8.38
2015	46,548	10.72	11.81	544,201	0.26	0.25	1.45	(5.88)	(4.83)
Fidelity® VIP Overseas
2019	189,218	10.55	11.85	2,007,883	1.28	0.25	1.45	21.92	23.44
2018	290,862	8.59	9.60	2,520,463	1.38	0.25	1.45	(18.78)	(17.81)
2017	305,579	10.50	11.68	3,234,609	1.48	0.25	1.45	24.36	25.86
2016	171,167	8.39	9.28	1,445,912	1.23	0.25	1.45	(9.47)	(8.30)
2015	169,345	9.20	10.12	1,564,085	2.07	0.25	1.45	(1.19)	(0.43)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Fidelity® VIP Real Estate
2019	18,967	11.72	15.26	277,109	1.56	0.25	1.45	17.55	19.03
2018	20,795	9.97	12.82	253,793	2.25	0.25	1.45	(10.50)	(9.46)
2017	29,576	11.14	14.16	401,733	1.37	0.25	1.45	(0.80)	0.50
2016	42,190	11.23	14.09	572,472	1.23	0.25	1.45	0.90	2.10
2015	45,310	11.13	13.80	607,205	1.72	0.25	1.45	(1.07)	0.15
Fidelity® VIP Strategic Income
2019	213,143	9.66	10.70	2,153,751	5.14	0.25	1.45	5.81	7.11
2018	41,362	9.13	9.99	404,126	3.07	0.25	1.45	(7.03)	(5.93)
2017	55,459	9.82	10.62	559,854	2.91	0.25	1.45	2.83	4.12
2016	58,487	9.55	10.20	574,115	5.46	0.25	1.45	3.35	4.62
2015	14,181	9.24	9.75	134,826	3.09	0.25	1.45	(6.19)	(5.16)
FormulaFolios US Equity Portfolio (b)
2019	19,625	9.74	10.23	199,106	-	0.25	1.45	10.06	11.44
2018	22,469	8.85	9.18	205,074	1.91	0.25	1.45	(15.15)	(14.21)
2017	18,651	10.43	10.70	198,710	-	0.25	1.45	6.43	7.75
2016	117,709	9.80	9.93	1,165,984	-	0.25	1.45	(1.31)	(0.20)
2015	-	9.93	9.95	-	-	0.25	1.45	(0.70)	(0.50)
Franklin Allocation VIP Fund (c)
2019	280,125	11.36	11.36	3,180,314	3.44	0.75	0.75	15.21	15.21
2018	274,014	9.86	9.86	2,701,439	2.71	0.75	0.75	(12.97)	(12.97)
2017	364,951	11.33	11.33	4,132,019	2.52	0.75	0.75	7.70	7.70
2016	423,730	10.52	10.52	4,457,336	3.79	0.75	0.75	8.79	8.79
2015	495,065	9.67	9.67	4,788,389	2.80	0.75	0.75	(9.71)	(9.71)

(b) Subaccount incepted prior to 2019. See Note 1.
(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Franklin Flex Cap Growth VIP Fund
2019	39,823	16.24	18.73	727,716	-	0.25	1.45	25.41	26.98
2018	17,367	12.95	14.75	247,170	-	0.25	1.45	(1.37)	(0.14)
2017	1,334	13.13	14.77	17,509	-	0.25	1.45	21.46	22.88
2016	1,295	10.81	12.02	13,994	-	0.25	1.45	(7.13)	(6.02)
2015	828	11.64	12.79	9,636	-	0.25	1.45	(0.17)	1.03
Franklin Growth and Income VIP Fund
2019	13,356	13.88	17.94	237,039	4.11	0.25	1.45	20.17	21.63
2018	2,090	11.55	14.75	30,355	2.51	0.25	1.45	(8.77)	(7.64)
2017	2,028	12.66	15.97	31,956	5.34	0.25	1.45	10.86	12.15
2016	2,333	11.42	14.24	31,857	1.33	0.25	1.45	6.73	8.04
2015	7,613	10.70	13.18	85,950	5.23	0.25	1.45	(5.23)	(4.08)
Franklin Income VIP Fund
2019	1,518,928	10.74	12.64	17,546,534	4.94	0.25	1.45	11.07	12.36
2018	1,627,588	9.67	11.25	16,853,893	4.49	0.25	1.45	(8.51)	(7.41)
2017	1,776,953	10.57	12.15	19,955,592	4.38	0.25	1.45	4.86	6.11
2016	1,874,901	10.08	11.45	19,967,307	5.51	0.25	1.45	9.09	10.41
2015	1,852,602	9.24	10.37	18,014,455	4.74	0.25	1.45	(11.15)	(9.98)
Franklin Large Cap Growth VIP Fund
2019	2,190	16.26	20.34	35,597	-	0.25	1.45	28.74	30.30
2018	950	12.63	15.61	12,873	-	0.25	1.45	(5.82)	(4.64)
2017	281	13.41	16.37	4,533	-	0.25	1.45	22.58	24.02
2016	-	10.94	13.20	-	-	0.25	1.45	(6.09)	(4.97)
2015	-	11.65	13.89	-	-	0.25	1.45	1.04	2.28
Franklin Mutual Global Discovery VIP Fund
2019	1,025,006	11.22	13.87	12,389,907	1.65	0.25	1.45	18.98	20.40
2018	1,205,832	9.43	11.52	12,170,219	2.32	0.25	1.45	(15.12)	(14.09)
2017	1,408,212	11.11	13.41	16,638,055	1.74	0.25	1.45	3.91	5.18
2016	1,583,878	10.69	12.75	17,891,993	1.57	0.25	1.45	7.22	8.60
2015	1,831,418	9.97	11.74	19,156,133	2.84	0.25	1.45	(7.86)	(6.75)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Franklin Mutual Shares VIP Fund
2019	2,676	11.66	14.72	31,953	1.72	0.25	1.45	17.19	18.61
2018	3,121	9.95	12.41	31,634	2.48	0.25	1.45	(13.02)	(11.99)
2017	3,198	11.44	14.10	37,221	0.71	0.25	1.45	3.62	4.91
2016	16,015	11.04	13.44	193,898	0.46	0.25	1.45	10.95	12.37
2015	10,589	9.95	11.96	105,316	3.90	0.25	1.45	(9.05)	(8.00)
Franklin Rising Dividends VIP Fund
2019	71,635	14.80	19.89	1,178,629	1.47	0.25	1.45	23.64	25.09
2018	106,502	11.97	15.90	1,393,061	1.25	0.25	1.45	(9.25)	(8.09)
2017	103,231	13.19	17.30	1,520,684	1.43	0.25	1.45	15.30	16.66
2016	101,869	11.44	14.83	1,307,945	1.46	0.25	1.45	10.96	12.35
2015	76,426	10.31	13.20	862,781	1.46	0.25	1.45	(7.86)	(6.71)
Franklin Small Cap Value VIP Fund
2019	373,954	12.67	16.08	5,304,968	0.74	0.25	1.45	20.90	22.37
2018	221,469	10.48	13.14	2,614,474	1.18	0.25	1.45	(16.69)	(15.72)
2017	506,078	12.58	15.59	7,059,504	0.33	0.25	1.45	5.80	7.15
2016	408,308	11.89	14.55	5,412,714	0.57	0.25	1.45	24.50	25.97
2015	520,835	9.55	11.55	5,449,681	0.69	0.25	1.45	(11.41)	(10.33)
Franklin Small-Mid Cap Growth VIP Fund
2019	215,007	14.09	31.92	3,531,079	-	0.25	1.45	25.69	27.27
2018	235,738	11.21	25.08	3,085,642	-	0.25	1.45	(9.54)	(8.40)
2017	221,461	12.39	27.38	3,186,989	-	0.25	1.45	16.10	17.51
2016	215,178	10.67	23.30	2,744,338	-	0.25	1.45	(0.37)	0.82
2015	246,871	10.71	23.11	3,095,472	-	0.25	1.45	(6.95)	(5.79)
Franklin Strategic Income VIP Fund
2019	1,000,345	8.98	10.22	9,211,366	5.13	0.25	1.45	3.34	4.61
2018	886,849	8.69	9.77	7,852,448	2.75	0.25	1.45	(6.46)	(5.33)
2017	898,831	9.29	10.32	8,469,153	3.34	0.25	1.45	0.64	1.28
2016	735,131	9.29	10.19	6,867,705	3.33	0.25	1.45	3.22	4.41
2015	694,468	8.97	9.76	6,244,251	6.46	0.25	1.45	(8.07)	(6.96)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Franklin U.S. Government Securities VIP Fund
2019	22,450	8.42	8.83	193,077	2.92	0.25	1.45	0.60	1.85
2018	17,666	8.37	8.67	149,654	2.35	0.25	1.45	(4.01)	(2.91)
2017	14,005	8.72	8.93	122,719	3.44	0.25	1.45	(3.11)	(1.87)
2016	28,739	9.00	9.10	258,483	0.70	0.25	1.45	(3.74)	(2.57)
2015	35,854	9.25	9.35	334,548	1.44	0.25	1.45	(3.91)	(2.71)
Goldman Sachs Emerging Markets Equity
2019	397,618	9.32	9.77	3,875,351	0.84	0.90	1.25	20.10	20.77
2018	376,002	7.76	8.09	3,040,674	0.19	0.90	1.25	(24.22)	(24.04)
2017	457,116	10.24	10.65	4,860,244	0.75	0.90	1.25	41.24	41.81
2016	362,065	7.25	7.51	2,711,071	0.84	0.90	1.25	0.55	0.81
2015	305,207	7.21	7.45	2,268,164	-	0.90	1.25	(9.99)	(9.70)
Goldman Sachs Government Income
2019	380,737	8.32	8.71	3,301,204	1.85	0.90	1.25	1.22	1.52
2018	355,751	8.22	8.58	3,043,044	1.86	0.90	1.25	(4.08)	(3.70)
2017	462,900	8.57	8.91	4,108,792	1.60	0.90	1.25	(2.61)	(2.30)
2016	601,596	8.80	9.12	5,470,642	1.47	0.90	1.25	(3.30)	(2.98)
2015	526,169	9.10	9.40	4,932,600	1.36	0.90	1.25	(4.11)	(3.69)
Goldman Sachs VIT Growth Opportunities
2019	14,404	14.62	18.59	248,916	-	0.25	1.45	28.25	29.82
2018	9,875	11.40	14.32	139,271	-	0.25	1.45	(8.51)	(7.43)
2017	7,460	12.46	15.47	113,870	-	0.25	1.45	21.44	22.88
2016	9,914	10.26	12.59	123,391	-	0.25	1.45	(3.02)	(1.87)
2015	3,878	10.58	12.83	49,260	-	0.25	1.45	(9.34)	(8.23)
Goldman Sachs VIT High Quality Floating Rate
2019	1,197	7.93	8.72	9,713	1.18	0.25	1.45	(2.46)	(1.25)
2018	1,432	8.13	8.83	12,267	1.37	0.25	1.45	(2.98)	(1.78)
2017	11,443	8.38	8.99	101,206	1.39	0.25	1.45	(2.90)	(1.75)
2016	12,606	8.63	9.15	113,796	0.95	0.25	1.45	(3.47)	(2.24)
2015	21,110	8.94	9.36	194,561	0.58	0.25	1.45	(4.79)	(3.60)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Goldman Sachs VIT International Equity Insights
2019	3,851	9.42	10.37	39,242	2.76	0.25	1.45	13.09	14.46
2018	2,279	8.33	9.06	20,332	1.69	0.25	1.45	(20.21)	(19.18)
2017	2,241	10.44	11.21	24,806	1.71	0.25	1.45	20.69	22.11
2016	2,202	8.65	9.18	19,991	1.76	0.25	1.45	(7.09)	(5.94)
2015	2,267	9.31	9.76	21,934	0.47	0.25	1.45	(3.62)	(2.50)
Goldman Sachs VIT Mid Cap Value
2019	69,611	12.37	15.61	972,593	0.56	0.25	1.45	25.46	27.01
2018	71,903	9.86	12.29	796,888	0.57	0.25	1.45	(14.56)	(13.57)
2017	71,054	11.54	14.22	910,814	0.41	0.25	1.45	5.97	7.32
2016	99,431	10.89	13.25	1,202,903	1.36	0.25	1.45	8.36	9.69
2015	64,475	10.05	12.08	718,715	0.13	0.25	1.45	(13.51)	(12.46)
Goldman Sachs VIT Small Cap Equity Insights
2019	15,522	13.42	17.08	260,621	0.15	0.25	1.45	19.08	20.54
2018	40,533	11.27	14.17	465,141	0.48	0.25	1.45	(12.77)	(11.71)
2017	1,624	12.92	16.05	24,726	0.80	0.25	1.45	6.34	7.65
2016	-	12.15	14.91	-	-	0.25	1.45	17.62	19.09
2015	-	10.33	12.52	-	-	0.25	1.45	(6.68)	(5.65)
Goldman Sachs VIT Strategic Growth
2019	8,819	17.89	23.35	197,703	0.05	0.25	1.45	29.45	31.03
2018	8,586	13.82	17.82	147,356	-	0.25	1.45	(5.67)	(4.50)
2017	8,358	14.65	18.66	150,625	0.28	0.25	1.45	24.68	26.17
2016	8,136	11.75	14.79	116,538	0.37	0.25	1.45	(2.73)	(1.53)
2015	9,044	12.08	15.02	132,300	0.10	0.25	1.45	(1.39)	(0.20)
Guggenheim Alpha Opportunity
2019	6,719	11.56	17.00	102,625	0.85	0.90	1.25	(6.32)	(5.97)
2018	7,330	12.34	18.08	118,807	1.06	0.90	1.25	(15.01)	(14.68)
2017	7,409	14.52	21.19	141,271	-	0.90	1.25	3.05	3.42
2016	10,501	14.09	20.50	192,005	-	0.90	1.25	8.14	8.52
2015	9,426	13.03	18.89	163,861	-	0.90	1.25	(8.63)	(8.25)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim Floating Rate Strategies
2019	212,802	10.26	10.26	2,182,549	4.31	0.90	0.90	2.81	2.81
2018	175,871	9.98	9.98	1,754,851	4.90	0.90	0.90	(4.13)	(4.13)
2017	203,580	10.41	10.41	2,119,399	3.98	0.90	0.90	(0.57)	(0.57)
2016	144,161	10.47	10.47	1,509,610	3.79	0.90	0.90	3.25	3.25
2015	150,462	10.14	10.14	1,524,954	4.44	0.90	0.90	(2.78)	(2.78)
Guggenheim High Yield
2019	284,295	13.50	16.25	4,235,737	5.87	0.90	1.25	7.06	7.54
2018	286,281	12.61	15.11	3,960,963	6.50	0.90	1.25	(7.28)	(6.96)
2017	319,440	13.60	16.24	4,749,283	5.60	0.90	1.25	2.49	2.80
2016	292,420	13.27	15.80	4,234,685	6.17	0.90	1.25	11.61	12.06
2015	297,800	11.89	14.11	3,870,956	6.72	0.90	1.25	(6.45)	(6.06)
Guggenheim Large Cap Value
2019	316,464	13.93	19.11	4,524,648	1.52	0.90	1.25	16.38	16.76
2018	350,737	11.93	16.40	4,297,655	0.81	0.90	1.25	(13.73)	(13.36)
2017	343,700	13.77	18.98	4,839,198	1.02	0.90	1.25	10.48	10.87
2016	389,728	12.42	17.15	4,927,519	1.43	0.90	1.25	16.01	16.40
2015	346,904	10.67	14.75	3,733,854	0.92	0.90	1.25	(9.21)	(8.88)
Guggenheim Long Short Equity
2019	29,987	11.15	11.15	334,677	0.78	0.90	0.90	1.64	1.64
2018	31,704	10.97	10.97	347,900	-	0.90	0.90	(16.26)	(16.26)
2017	33,421	13.10	13.10	438,003	-	0.90	0.90	10.46	10.46
2016	35,094	11.86	11.86	416,452	-	0.90	0.90	(3.50)	(3.50)
2015	38,843	12.29	12.29	477,490	-	0.90	0.90	(2.69)	(2.69)
Guggenheim Macro Opportunities
2019	1,159	10.17	10.17	11,790	2.86	0.90	0.90	(2.12)	(2.12)
2018	1,132	10.39	10.39	11,752	2.89	0.90	0.90	(3.62)	(3.62)
2017	1,103	10.78	10.78	11,891	3.04	0.90	0.90	0.94	0.94
2016	712	10.68	10.68	7,606	5.11	0.90	0.90	5.95	5.95
2015	695	10.08	10.08	7,005	4.48	0.90	0.90	(5.26)	(5.26)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim Managed Futures Strategy
2019	-	7.15	7.15	-	-	0.90	0.90	3.03	3.03
2018	-	6.94	6.94	-	-	0.90	0.90	(11.37)	(11.37)
2017	107	7.83	7.83	838	4.89	0.90	0.90	3.57	3.57
2016	95	7.56	7.56	716	5.12	0.90	0.90	(18.45)	(18.45)
2015	70	9.27	9.27	651	2.53	0.90	0.90	(4.83)	(4.83)
Guggenheim Multi-Hedge Strategies
2019	157	8.35	8.35	1,311	2.56	0.90	0.90	0.85	0.85
2018	97	8.28	8.28	802	0.03	0.90	0.90	(8.20)	(8.20)
2017	589	9.02	9.02	5,311	-	0.90	0.90	(0.44)	(0.44)
2016	472	9.06	9.06	4,277	0.15	0.90	0.90	(4.33)	(4.33)
2015	397	9.47	9.47	3,761	-	0.90	0.90	(2.67)	(2.67)
Guggenheim Small Cap Value
2019	11,002	13.49	13.49	148,419	1.44	0.90	0.90	17.71	17.71
2018	9,848	11.46	11.46	112,894	1.57	0.90	0.90	(16.23)	(16.23)
2017	15,287	13.68	13.68	209,180	0.92	0.90	0.90	(0.51)	(0.51)
2016	14,853	13.75	13.75	204,173	0.62	0.90	0.90	21.47	21.47
2015	15,225	11.32	11.32	172,398	-	0.90	0.90	(11.01)	(11.01)
Guggenheim SMid Cap Value (c)
2019	503,250	18.64	33.70	13,758,049	0.94	0.90	1.25	21.51	21.99
2018	572,677	15.34	27.69	12,865,026	0.10	0.90	1.25	(16.68)	(16.43)
2017	608,563	18.41	33.20	16,319,516	-	0.90	1.25	8.61	8.99
2016	672,271	16.95	30.52	16,522,411	1.18	0.90	1.25	21.51	22.00
2015	722,488	13.95	25.07	14,531,494	-	0.90	1.25	(11.37)	(11.09)
Guggenheim StylePlus Large Core
2019	129,624	12.09	16.74	1,598,084	1.64	0.90	1.25	24.29	24.64
2018	114,248	9.70	13.46	1,111,402	1.19	0.90	1.25	(10.73)	(10.43)
2017	130,646	10.83	15.05	1,450,119	0.90	0.90	1.25	16.83	17.33
2016	156,289	9.23	12.86	1,470,805	0.87	0.90	1.25	8.25	8.59
2015	113,342	8.50	11.86	965,311	0.58	0.90	1.25	(3.21)	(2.86)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim StylePlus Mid Growth
2019	140,730	15.18	23.30	2,200,194	1.14	0.90	1.25	26.90	27.35
2018	153,199	11.92	18.33	1,888,422	0.95	0.90	1.25	(11.18)	(10.85)
2017	148,416	13.37	20.60	2,033,588	0.47	0.90	1.25	19.01	19.48
2016	186,740	11.19	17.29	2,155,927	0.67	0.90	1.25	3.67	4.00
2015	152,489	10.76	16.65	1,645,858	0.11	0.90	1.25	(4.94)	(4.61)
Guggenheim Total Return Bond
2019	74,785	10.48	10.48	783,630	2.15	0.90	0.90	0.38	0.38
2018	62,849	10.44	10.44	655,991	2.98	0.90	0.90	(3.24)	(3.24)
2017	44,681	10.79	10.79	481,883	3.15	0.90	0.90	2.18	2.18
2016	37,037	10.56	10.56	391,164	3.50	0.90	0.90	1.73	1.73
2015	22,985	10.38	10.38	238,623	3.51	0.90	0.90	(2.99)	(2.99)
Guggenheim US Investment Grade Bond
2019	686,577	8.87	9.84	6,702,398	2.31	0.90	1.25	(0.11)	0.31
2018	705,750	8.88	9.81	6,844,396	2.34	0.90	1.25	(3.37)	(3.06)
2017	683,551	9.19	10.12	6,859,118	3.48	0.90	1.25	1.88	2.22
2016	715,370	9.02	9.90	7,038,419	3.61	0.90	1.25	0.67	1.02
2015	695,023	8.96	9.80	6,776,619	4.66	0.90	1.25	(3.24)	(2.87)
Guggenheim VIF All Cap Value
2019	1,184,712	13.11	26.83	23,579,887	1.36	0.25	1.45	18.32	19.78
2018	1,570,680	11.08	22.40	25,580,728	1.08	0.25	1.45	(14.51)	(13.48)
2017	1,634,735	12.96	25.89	31,713,996	1.08	0.25	1.45	9.74	11.12
2016	1,677,095	11.81	23.30	29,161,664	1.39	0.25	1.45	17.40	18.76
2015	2,154,357	10.06	19.62	30,382,625	0.95	0.25	1.45	(8.88)	(7.71)
Guggenheim VIF Alpha Opportunity (e)
2019	171,228	15.20	16.80	2,859,569	0.16	0.75	1.35	(6.63)	(6.04)
2018	205,568	16.28	17.88	3,657,368	-	0.75	1.35	(15.34)	(14.86)
2017	235,585	19.23	21.00	4,923,851	-	0.75	1.35	2.67	3.30
2016	261,517	18.73	20.33	5,295,066	-	0.75	1.35	7.95	8.60
2015	264,738	17.35	18.72	4,934,731	-	0.75	1.35	(8.78)	(8.19)

(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Floating Rate Strategies
2019	458,969	9.52	10.20	4,532,878	5.05	0.25	1.45	2.92	4.08
2018	612,421	9.25	9.80	5,830,054	2.92	0.25	1.45	(5.13)	(3.92)
2017	378,741	9.75	10.86	3,776,301	3.49	0.25	1.45	(1.02)	2.16
2016	336,046	9.85	10.19	3,363,339	5.17	0.25	1.45	3.79	5.16
2015	349,332	9.49	9.69	3,342,843	3.91	0.25	1.45	(3.65)	(2.52)
Guggenheim VIF Global Managed Futures Strategy
2019	219,390	4.91	7.69	1,088,300	0.92	0.25	1.45	3.36	4.64
2018	222,914	4.71	7.44	1,056,927	-	0.25	1.45	(12.98)	(11.90)
2017	267,245	5.38	9.32	1,438,065	1.45	0.25	1.45	4.01	7.37
2016	300,413	5.14	8.22	1,576,953	4.12	0.25	1.45	(18.53)	(17.57)
2015	302,544	6.26	10.09	1,942,181	2.26	0.25	1.45	(5.79)	(4.70)
Guggenheim VIF High Yield
2019	950,144	10.24	34.11	26,414,502	7.70	0.25	1.45	6.78	8.09
2018	988,317	9.59	31.71	25,311,632	8.08	0.25	1.45	(8.32)	(7.17)
2017	1,275,338	10.46	34.34	35,678,544	5.30	0.25	1.45	1.65	2.81
2016	1,591,104	10.29	33.56	42,472,180	7.69	0.25	1.45	12.34	13.77
2015	1,554,477	9.16	29.65	40,063,313	10.20	0.25	1.45	(8.12)	(7.05)
Guggenheim VIF Large Cap Value
2019	2,081,138	13.19	24.95	33,563,187	1.55	0.25	1.45	16.52	17.91
2018	1,952,763	11.32	21.16	26,912,737	1.34	0.25	1.45	(13.52)	(12.42)
2017	2,182,678	13.09	24.16	34,674,493	1.23	0.25	1.45	10.74	12.11
2016	2,454,657	11.82	21.55	35,180,453	1.58	0.25	1.45	16.11	17.50
2015	2,242,204	10.18	18.34	27,222,502	1.13	0.25	1.45	(9.19)	(8.12)
Guggenheim VIF Long Short Equity
2019	852,340	8.26	12.29	9,499,585	0.51	0.25	1.45	0.91	2.17
2018	672,723	8.11	12.09	7,425,617	-	0.25	1.45	(16.75)	(15.74)
2017	802,742	9.64	14.42	10,626,304	0.41	0.25	1.45	9.82	11.17
2016	695,858	8.69	13.03	8,303,994	-	0.25	1.45	(3.72)	(2.64)
2015	850,024	8.93	13.45	10,289,466	-	0.25	1.45	(3.12)	(1.94)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF Managed Asset Allocation
2019	890,881	11.92	14.12	11,976,767	1.69	0.25	1.45	14.84	16.31
2018	974,631	10.38	12.14	11,334,542	1.45	0.25	1.45	(9.82)	(8.79)
2017	1,065,020	11.51	13.37	13,650,585	1.47	0.25	1.45	9.31	10.73
2016	1,305,312	10.53	12.21	15,192,089	1.15	0.25	1.45	3.34	4.61
2015	1,494,091	10.19	11.81	16,723,531	0.87	0.25	1.45	(4.23)	(3.12)
Guggenheim VIF Multi-Hedge Strategies
2019	344,777	5.79	8.21	2,095,407	1.49	0.25	1.45	0.37	1.67
2018	862,322	5.76	8.18	5,072,268	-	0.25	1.45	(9.21)	(8.23)
2017	510,762	6.34	10.05	3,367,594	-	0.25	1.45	(0.88)	2.45
2016	659,632	6.38	9.09	4,387,458	0.07	0.25	1.45	(4.82)	(3.64)
2015	1,304,368	6.70	9.55	8,922,755	0.35	0.25	1.45	(2.55)	(1.46)
Guggenheim VIF Small Cap Value
2019	828,558	10.81	35.71	27,704,601	0.78	0.25	1.45	17.25	18.68
2018	859,500	9.22	30.25	24,387,141	0.37	0.25	1.45	(16.49)	(15.49)
2017	1,011,564	11.04	35.96	34,308,289	0.36	0.25	1.45	(0.81)	0.41
2016	1,026,043	11.13	36.00	35,191,820	0.11	0.25	1.45	20.98	22.58
2015	1,055,558	9.20	29.52	29,746,143	-	0.25	1.45	(10.68)	(9.65)
Guggenheim VIF SMid Cap Value (c)
2019	1,321,301	12.25	37.03	44,620,627	0.89	0.25	1.45	21.17	22.67
2018	1,418,177	10.11	30.34	39,918,737	0.63	0.25	1.45	(16.79)	(15.78)
2017	1,646,910	12.15	36.20	55,510,680	0.63	0.25	1.45	8.77	10.09
2016	2,111,658	11.17	33.05	63,802,399	0.84	0.25	1.45	21.15	22.69
2015	1,866,317	9.22	27.07	48,846,429	0.61	0.25	1.45	(10.83)	(9.75)
Guggenheim VIF StylePlus Large Core
2019	1,437,484	10.90	20.57	15,865,156	2.14	0.25	1.45	24.34	25.81
2018	1,637,494	8.70	16.35	14,464,505	1.56	0.25	1.45	(10.67)	(9.57)
2017	2,030,744	9.67	18.08	20,068,320	1.19	0.25	1.45	16.89	18.32
2016	2,029,240	8.22	15.28	16,919,231	0.79	0.25	1.45	8.38	9.69
2015	2,000,766	7.53	13.93	15,284,103	1.38	0.25	1.45	(2.91)	(1.76)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim VIF StylePlus Large Growth
2019	814,426	12.20	21.18	9,960,149	1.99	0.25	1.45	28.12	29.62
2018	860,353	9.45	16.34	8,149,841	1.70	0.25	1.45	(7.87)	(6.68)
2017	989,760	10.19	17.51	10,178,750	1.06	0.25	1.45	24.48	25.88
2016	981,214	8.13	13.91	8,020,024	0.51	0.25	1.45	3.96	5.30
2015	1,236,253	7.76	13.21	9,693,812	0.92	0.25	1.45	0.90	2.09
Guggenheim VIF StylePlus Mid Growth
2019	732,356	15.29	35.78	12,005,114	0.87	0.25	1.45	26.97	28.47
2018	806,629	11.96	27.85	10,281,906	1.42	0.25	1.45	(11.23)	(10.07)
2017	917,276	13.14	30.97	13,446,775	0.97	0.25	1.45	19.29	23.15
2016	1,035,864	11.14	25.67	12,343,185	0.68	0.25	1.45	3.94	5.20
2015	1,192,421	10.64	24.40	13,686,425	1.09	0.25	1.45	(4.52)	(3.29)
Guggenheim VIF StylePlus Small Growth
2019	415,096	10.65	19.28	4,554,720	0.66	0.25	1.45	20.22	21.64
2018	446,571	8.80	15.85	4,042,550	1.01	0.25	1.45	(14.26)	(13.15)
2017	604,972	10.19	18.25	6,350,628	0.72	0.25	1.45	17.11	18.43
2016	579,050	8.64	15.45	5,227,760	0.28	0.25	1.45	8.46	9.84
2015	953,998	7.91	14.22	9,247,131	0.66	0.25	1.45	(5.58)	(4.43)
Guggenheim VIF Total Return Bond
2019	3,221,259	9.16	11.06	34,642,087	2.65	0.25	1.45	-	1.14
2018	3,342,507	9.16	10.99	35,779,861	4.53	0.25	1.45	(3.34)	(2.14)
2017	3,792,578	9.46	11.28	41,715,081	4.50	0.25	1.45	2.15	3.26
2016	3,612,671	9.26	10.97	38,388,122	5.07	0.25	1.45	2.09	3.47
2015	3,873,292	9.06	10.67	39,841,313	2.23	0.25	1.45	(3.28)	(2.14)
Guggenheim VIF World Equity Income
2019	1,386,246	10.23	13.64	16,200,199	2.78	0.25	1.45	16.07	17.45
2018	1,544,154	8.72	11.71	15,436,716	2.92	0.25	1.45	(12.17)	(11.04)
2017	1,755,272	9.83	13.29	19,868,210	2.77	0.25	1.45	10.05	11.30
2016	2,045,724	8.85	12.03	20,805,333	3.06	0.25	1.45	5.60	6.86
2015	2,231,566	8.30	11.36	21,411,368	3.17	0.25	1.45	(5.04)	(3.87)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Guggenheim World Equity Income
2019	487,575	11.58	16.71	5,799,578	2.36	0.90	1.25	16.03	16.42
2018	505,251	9.98	14.39	5,147,308	2.16	0.90	1.25	(12.53)	(12.16)
2017	594,765	11.41	16.42	6,962,376	2.24	0.90	1.25	9.92	10.25
2016	708,149	10.38	14.91	7,530,066	2.27	0.90	1.25	5.17	5.56
2015	632,551	9.87	14.16	6,327,001	2.38	0.90	1.25	(5.10)	(4.72)
Invesco American Franchise
2019	111,401	13.18	20.27	1,472,193	-	0.90	1.25	30.85	31.27
2018	115,846	10.04	15.47	1,165,617	-	0.90	1.25	(7.80)	(7.47)
2017	126,911	10.85	16.75	1,379,578	-	0.90	1.25	21.79	22.18
2016	128,639	8.88	13.73	1,143,674	-	0.90	1.25	(2.24)	(1.88)
2015	136,138	9.05	14.03	1,233,353	-	0.90	1.25	0.56	0.89
Invesco Comstock
2019	676,191	15.36	21.66	10,516,991	2.12	0.90	1.25	20.09	20.48
2018	698,357	12.79	18.00	9,056,438	1.55	0.90	1.25	(15.86)	(15.58)
2017	776,315	15.20	21.37	11,873,747	1.46	0.90	1.25	12.84	13.25
2016	918,489	13.43	18.91	12,519,431	2.12	0.90	1.25	12.91	13.33
2015	1,122,104	11.85	16.72	13,524,678	1.33	0.90	1.25	(9.83)	(9.54)
Invesco Energy
2019	8,603	4.40	4.40	37,826	1.19	0.90	0.90	0.69	0.69
2018	13,056	4.37	4.37	57,013	2.22	0.90	0.90	(29.52)	(29.52)
2017	15,200	6.20	6.20	94,223	2.10	0.90	0.90	(11.81)	(11.81)
2016	14,065	7.03	7.03	98,846	1.40	0.90	0.90	19.76	19.76
2015	9,157	5.87	5.87	53,686	0.48	0.90	0.90	(32.06)	(32.06)
Invesco Equity and Income
2019	540,525	14.47	18.16	8,694,667	1.92	0.90	1.25	15.02	15.43
2018	552,968	12.58	15.76	7,701,609	2.05	0.90	1.25	(13.42)	(13.10)
2017	598,721	14.53	18.17	9,618,838	2.03	0.90	1.25	6.29	6.61
2016	584,432	13.67	17.08	8,791,002	1.75	0.90	1.25	10.06	10.48
2015	710,137	12.42	15.49	9,678,002	2.15	0.90	1.25	(6.48)	(6.10)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco Gold & Precious Metals
2019	28,490	4.81	4.81	137,110	-	0.90	0.90	30.00	30.00
2018	28,621	3.70	3.70	105,755	-	0.90	0.90	(23.71)	(23.71)
2017	15,911	4.85	4.85	77,078	1.72	0.90	0.90	0.83	0.83
2016	13,804	4.81	4.81	66,377	10.83	0.90	0.90	48.92	48.92
2015	12,415	3.23	3.23	40,046	-	0.90	0.90	(27.58)	(27.58)
Invesco Mid Cap Core Equity
2019	85,431	14.43	18.86	1,372,420	0.29	0.90	1.25	20.55	21.04
2018	89,178	11.97	15.62	1,185,111	0.08	0.90	1.25	(15.64)	(15.37)
2017	133,039	14.19	18.49	2,115,167	0.17	0.90	1.25	10.26	10.63
2016	101,105	12.87	16.75	1,435,635	0.27	0.90	1.25	7.34	7.71
2015	115,412	11.99	15.58	1,519,552	0.02	0.90	1.25	(8.33)	(8.01)
Invesco Mid Cap Growth
2019	55,076	13.81	25.34	769,447	-	0.90	1.25	28.48	29.07
2018	63,480	10.70	19.68	686,393	-	0.90	1.25	(9.71)	(9.48)
2017	61,337	11.82	21.78	732,158	-	0.90	1.25	17.10	17.61
2016	77,780	10.05	18.56	802,314	-	0.90	1.25	(3.72)	(3.46)
2015	101,445	10.41	19.25	1,114,956	-	0.90	1.25	(3.01)	(2.62)
Invesco Oppenheimer Developing Markets Fund (c)
2019	28,583	10.91	10.91	311,800	0.26	0.90	0.90	19.23	19.23
2018	25,780	9.15	9.15	235,829	0.25	0.90	0.90	(15.51)	(15.51)
2017	27,671	10.83	10.83	299,767	0.34	0.90	0.90	29.70	29.70
2016	28,032	8.35	8.35	234,209	0.25	0.90	0.90	2.71	2.71
2015	22,930	8.13	8.13	186,353	0.33	0.90	0.90	(17.29)	(17.29)
Invesco Oppenheimer Discovery Fund (c)
2019	7,591	19.10	19.10	144,745	-	0.90	0.90	31.54	31.54
2018	13,419	14.52	14.52	194,693	-	0.90	0.90	(7.34)	(7.34)
2017	9,878	15.67	15.67	154,772	-	0.90	0.90	24.17	24.17
2016	4,761	12.62	12.62	60,058	-	0.90	0.90	0.24	0.24
2015	3,171	12.59	12.59	39,919	-	0.90	0.90	(1.87)	(1.87)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco Oppenheimer Global Fund (c)
2019	29,149	16.88	16.88	491,312	0.57	0.90	0.90	26.54	26.54
2018	32,306	13.34	13.34	430,423	0.46	0.90	0.90	(16.88)	(16.88)
2017	30,970	16.05	16.05	497,184	0.63	0.90	0.90	31.02	31.02
2016	20,977	12.25	12.25	257,012	0.56	0.90	0.90	(3.62)	(3.62)
2015	29,265	12.71	12.71	372,124	0.84	0.90	0.90	(0.16)	(0.16)
Invesco Oppenheimer V.I. Global Fund (c)
2019	356,512	13.20	16.27	4,765,825	0.63	0.25	1.45	25.69	27.31
2018	331,665	10.42	12.78	3,502,919	0.79	0.25	1.45	(17.12)	(16.20)
2017	365,686	12.50	15.25	4,640,772	0.48	0.25	1.45	30.31	32.03
2016	139,328	9.52	11.55	1,351,209	0.77	0.25	1.45	(4.52)	(3.43)
2015	216,528	9.90	11.96	2,167,342	2.41	0.25	1.45	(0.84)	0.42
Invesco Oppenheimer V.I. Global Strategic Income Fund (c)
2019	3,279	9.03	9.87	31,588	3.44	0.25	1.45	5.74	7.05
2018	3,331	8.54	9.22	30,061	3.97	0.25	1.45	(8.66)	(7.52)
2017	4,379	9.35	9.97	42,496	2.23	0.25	1.45	1.41	2.57
2016	5,406	9.22	9.72	51,099	4.17	0.25	1.45	1.65	2.86
2015	5,373	9.07	9.45	49,647	5.06	0.25	1.45	(6.78)	(5.59)
Invesco Oppenheimer V.I. International Growth Fund (c)
2019	67,939	10.19	12.30	820,901	0.72	0.25	1.45	22.48	23.87
2018	63,382	8.32	9.93	613,784	0.46	0.25	1.45	(23.11)	(22.12)
2017	93,427	10.82	12.75	1,161,154	0.87	0.25	1.45	20.89	22.36
2016	62,179	8.95	10.42	621,979	0.87	0.25	1.45	(6.96)	(5.79)
2015	55,400	9.62	11.06	596,911	0.91	0.25	1.45	(1.33)	(0.18)
Invesco Oppenheimer V.I. Main Street Small Cap Fund (c)
2019	618,572	13.36	29.49	14,287,699	-	0.25	1.45	20.69	22.12
2018	658,400	11.07	24.27	12,081,027	0.06	0.25	1.45	(14.45)	(13.41)
2017	715,384	12.94	28.17	15,477,335	0.54	0.25	1.45	8.92	10.32
2016	536,032	11.88	25.67	10,941,239	0.24	0.25	1.45	12.50	13.87
2015	572,218	10.56	22.65	10,402,230	0.71	0.25	1.45	(10.20)	(9.12)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco Oppenheimer V.I. Total Return Bond Fund (c)
2019	3,661,932	6.56	6.95	25,125,329	3.77	0.75	1.35	4.46	5.14
2018	4,300,175	6.28	6.61	28,082,283	2.90	0.75	1.35	(5.42)	(4.89)
2017	4,280,635	6.64	10.27	29,398,795	2.19	0.75	1.35	(0.15)	3.11
2016	4,514,963	6.65	6.92	30,936,441	3.42	0.75	1.35	(1.34)	(0.72)
2015	3,679,315	6.74	6.97	25,253,139	3.87	0.75	1.35	(3.58)	(2.92)
Invesco Small Cap Growth (e)
2019	127,599	19.07	27.87	2,441,494	-	0.90	1.25	19.09	19.56
2018	137,371	15.95	23.36	2,200,412	-	0.90	1.25	(12.82)	(12.51)
2017	152,223	18.23	26.76	2,790,062	-	0.90	1.25	19.69	20.09
2016	162,038	15.18	22.32	2,471,216	-	0.90	1.25	6.67	7.05
2015	181,153	14.18	20.89	2,579,617	-	0.90	1.25	(5.93)	(5.59)
Invesco Technology
2019	121,146	9.67	24.20	1,183,632	-	0.90	1.25	29.81	30.32
2018	120,392	7.42	18.61	901,959	-	0.90	1.25	(4.94)	(4.63)
2017	116,967	7.78	19.55	917,807	-	0.90	1.25	29.11	29.45
2016	131,788	6.01	15.12	796,883	-	0.90	1.25	(5.29)	(4.91)
2015	132,357	6.32	15.94	840,881	-	0.90	1.25	2.21	2.60
Invesco V.I. American Franchise Series I
2019	108,714	13.15	16.54	1,429,824	-	0.25	1.45	30.85	32.43
2018	127,278	10.05	12.49	1,279,121	-	0.25	1.45	(7.88)	(6.72)
2017	151,512	10.91	13.39	1,652,178	0.09	0.25	1.45	21.76	23.30
2016	129,412	8.96	10.86	1,158,531	-	0.25	1.45	(2.18)	(1.00)
2015	162,111	9.16	10.97	1,483,994	-	0.25	1.45	0.44	1.57

(c) Name change. See Note 1.
(e) Closed to new investments. See Note 1

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. American Franchise Series II
2019	12,525	17.46	20.12	219,362	-	0.25	1.45	30.49	32.11
2018	691	13.38	15.23	10,358	-	0.25	1.45	(8.10)	(7.02)
2017	-	14.56	16.38	-	-	0.25	1.45	21.43	22.97
2016	-	11.99	13.32	-	-	0.25	1.45	(2.36)	(1.26)
2015	-	12.28	13.49	-	-	0.25	1.45	0.16	1.43
Invesco V.I. American Value
2019	41,304	11.25	14.87	466,974	0.43	0.25	1.45	19.30	20.80
2018	43,330	9.43	12.31	410,444	0.12	0.25	1.45	(16.70)	(15.68)
2017	72,338	11.32	14.60	927,212	0.58	0.25	1.45	4.91	6.18
2016	73,301	10.79	13.75	889,226	0.12	0.25	1.45	10.21	11.52
2015	66,382	9.79	12.33	733,209	0.01	0.25	1.45	(13.36)	(12.24)
Invesco V.I. Balanced-Risk Allocation
2019	3,675	10.04	10.75	37,294	-	0.25	1.45	9.85	11.17
2018	2,134	9.14	9.67	19,778	0.88	0.25	1.45	(10.74)	(9.63)
2017	4,060	10.24	10.70	41,817	4.16	0.25	1.45	5.03	6.26
2016	3,402	9.75	10.07	33,154	0.24	0.25	1.45	6.67	7.93
2015	848	9.14	9.33	7,756	8.23	0.25	1.45	(8.60)	(7.44)
Invesco V.I. Comstock
2019	1,537,815	12.70	17.18	23,359,427	1.64	0.25	1.45	19.47	20.90
2018	1,354,355	10.63	14.21	17,085,256	1.56	0.25	1.45	(16.23)	(15.16)
2017	1,969,531	12.69	16.75	29,332,167	2.22	0.25	1.45	12.50	13.79
2016	1,999,150	11.28	14.72	26,377,183	1.21	0.25	1.45	11.90	13.32
2015	1,781,942	10.08	12.99	20,878,658	1.65	0.25	1.45	(10.32)	(9.22)
Invesco V.I. Core Equity
2019	798	12.00	15.06	11,786	0.18	0.25	1.45	23.08	24.57
2018	782	9.75	12.09	9,295	-	0.25	1.45	(13.56)	(12.52)
2017	744	11.28	13.82	10,141	0.82	0.25	1.45	7.94	9.25
2016	722	10.45	12.65	9,023	0.51	0.25	1.45	5.24	6.57
2015	700	9.93	11.87	8,238	1.94	0.25	1.45	(10.14)	(9.04)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Equity and Income
2019	664,062	11.66	14.61	9,523,491	2.36	0.25	1.45	14.88	16.21
2018	715,250	10.15	12.64	8,891,390	1.84	0.25	1.45	(13.69)	(12.62)
2017	977,609	11.76	14.54	14,050,078	1.33	0.25	1.45	5.95	7.22
2016	941,765	11.10	13.62	12,689,651	1.55	0.25	1.45	9.79	11.11
2015	1,066,031	10.11	12.32	12,990,111	2.52	0.25	1.45	(6.82)	(5.67)
Invesco V.I. Global Core Equity
2019	2,498	11.20	11.99	28,741	1.56	0.25	1.45	19.40	20.87
2018	1,123	9.38	9.92	10,533	0.86	0.25	1.45	(19.28)	(18.29)
2017	1,090	11.62	12.14	12,656	0.92	0.25	1.45	17.26	18.67
2016	1,058	9.91	10.23	10,474	0.65	0.25	1.45	1.85	3.13
2015	1,329	9.73	9.92	12,925	1.08	0.25	1.45	(5.90)	(4.80)
Invesco V.I. Global Real Estate Series I
2019	468,767	21.13	23.38	10,919,319	4.56	0.75	1.35	17.72	18.44
2018	526,693	17.95	19.74	10,358,872	3.86	0.75	1.35	(10.16)	(9.62)
2017	590,869	19.98	21.84	12,848,427	3.12	0.75	1.35	8.23	8.93
2016	704,700	18.46	20.05	14,024,770	1.78	0.75	1.35	(2.28)	(1.72)
2015	911,441	18.89	20.40	18,252,650	3.13	0.75	1.35	(5.74)	(5.16)
Invesco V.I. Global Real Estate Series II
2019	27,735	10.81	13.25	361,359	3.89	0.25	1.45	17.25	18.73
2018	29,624	9.22	11.16	325,340	3.63	0.25	1.45	(10.40)	(9.34)
2017	29,627	10.29	12.31	359,607	3.19	0.25	1.45	7.86	9.13
2016	28,316	9.54	11.28	311,445	1.45	0.25	1.45	(2.65)	(1.40)
2015	27,640	9.80	11.44	308,593	3.23	0.25	1.45	(6.04)	(4.90)
Invesco V.I. Government Money Market (b)
2019	3,021,672	8.80	9.04	27,196,425	1.52	0.75	1.35	(2.76)	(2.17)
2018	5,061,187	9.05	9.25	46,517,928	1.23	0.75	1.35	(3.00)	(2.44)
2017	3,540,622	9.33	9.82	33,395,087	0.33	0.75	1.35	(4.01)	(0.91)
2016	3,429,443	9.72	9.85	33,488,830	0.06	0.75	1.35	(2.80)	(1.50)

(b) Subaccount incepted prior to 2019. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Government Securities
2019	1,354,265	7.91	9.10	11,561,131	2.42	0.25	1.45	1.20	2.36
2018	1,528,183	7.81	8.89	12,813,740	1.78	0.25	1.45	(4.13)	(2.95)
2017	2,095,189	8.13	9.84	18,224,442	1.86	0.25	1.45	(2.68)	0.51
2016	2,602,979	8.34	9.30	23,114,753	1.81	0.25	1.45	(3.45)	(2.21)
2015	3,675,965	8.62	9.51	33,454,640	1.79	0.25	1.45	(4.33)	(3.16)
Invesco V.I. Growth and Income
2019	1,558	12.66	16.57	21,671	1.61	0.25	1.45	19.43	20.86
2018	1,519	10.60	13.71	17,639	0.17	0.25	1.45	(17.38)	(16.35)
2017	25,190	12.83	16.39	404,140	2.24	0.25	1.45	9.01	10.37
2016	4,725	11.77	14.85	66,629	0.82	0.25	1.45	14.27	15.56
2015	2,877	10.30	12.85	34,112	3.33	0.25	1.45	(7.54)	(6.41)
Invesco V.I. Health Care Series I
2019	349,127	22.68	25.09	8,641,218	0.05	0.75	1.35	26.85	27.62
2018	489,761	17.88	19.66	9,358,238	-	0.75	1.35	(3.40)	(2.82)
2017	407,899	18.51	20.23	8,213,980	0.37	0.75	1.35	10.90	11.58
2016	474,726	16.69	18.13	8,565,672	-	0.75	1.35	(15.24)	(14.72)
2015	718,244	19.69	21.26	15,133,276	-	0.75	1.35	(1.25)	(0.65)
Invesco V.I. Health Care Series II
2019	20,979	14.03	20.16	372,580	-	0.25	1.45	26.40	27.92
2018	13,723	11.10	15.76	175,452	-	0.25	1.45	(3.73)	(2.60)
2017	3,600	11.53	16.18	42,652	0.07	0.25	1.45	10.44	11.89
2016	4,207	10.44	14.46	44,962	-	0.25	1.45	(15.53)	(14.54)
2015	28,270	12.36	16.92	416,346	-	0.25	1.45	(1.59)	(0.41)
Invesco V.I. High Yield
2019	3,565	9.84	11.52	40,333	2.40	0.25	1.45	8.25	9.61
2018	8,154	9.09	10.51	76,962	0.94	0.25	1.45	(7.81)	(6.74)
2017	125,550	9.86	11.27	1,241,098	0.11	0.25	1.45	1.44	2.73
2016	207,014	9.72	10.97	2,038,118	1.21	0.25	1.45	6.00	7.34
2015	260,410	9.17	10.22	2,382,994	0.31	0.25	1.45	(7.56)	(6.50)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. International Growth
2019	2,326,143	10.35	16.91	33,257,011	1.27	0.25	1.45	22.72	24.14
2018	2,769,546	8.42	13.69	31,963,545	1.82	0.25	1.45	(18.96)	(17.91)
2017	3,765,772	10.35	16.77	52,167,328	1.31	0.25	1.45	17.43	18.79
2016	4,077,284	8.80	14.19	47,523,748	0.80	0.25	1.45	(5.08)	(3.94)
2015	2,614,552	9.24	14.83	35,505,998	1.35	0.25	1.45	(6.82)	(5.68)
Invesco V.I. Managed Volatility
2019	14,878	11.05	14.24	207,703	1.11	0.25	1.45	13.10	14.47
2018	13,764	9.77	12.44	168,131	1.50	0.25	1.45	(15.12)	(14.09)
2017	10,177	11.51	14.48	144,345	1.10	0.25	1.45	5.50	6.78
2016	9,939	10.91	13.56	132,325	1.66	0.25	1.45	5.51	6.77
2015	8,873	10.34	12.70	110,822	1.02	0.25	1.45	(6.68)	(5.51)
Invesco V.I. Mid Cap Core Equity
2019	590,266	11.68	19.90	10,510,797	0.26	0.25	1.45	19.67	20.99
2018	394,395	9.76	16.52	5,886,568	0.11	0.25	1.45	(15.50)	(14.39)
2017	490,799	11.55	19.41	8,535,324	0.34	0.25	1.45	9.69	10.94
2016	501,061	10.53	17.58	7,986,068	-	0.25	1.45	8.22	9.59
2015	423,337	9.73	16.12	6,087,621	0.08	0.25	1.45	(8.47)	(7.40)
Invesco V.I. Mid Cap Growth
2019	296,207	12.38	16.33	4,462,997	-	0.25	1.45	28.16	29.71
2018	269,680	9.65	12.59	3,148,427	-	0.25	1.45	(9.95)	(8.90)
2017	266,881	10.71	13.82	3,438,426	-	0.25	1.45	16.78	18.22
2016	254,715	9.16	11.69	2,788,006	-	0.25	1.45	(3.79)	(2.58)
2015	318,054	9.51	12.00	3,600,935	-	0.25	1.45	(3.40)	(2.20)
Invesco V.I. S&P 500 Index
2019	21,125	15.74	20.25	406,183	1.06	0.25	1.45	24.92	26.48
2018	25,088	12.60	16.01	384,924	0.91	0.25	1.45	(9.22)	(8.15)
2017	60,177	12.92	17.43	1,018,438	2.30	0.25	1.45	15.76	19.52
2016	112,955	11.99	14.88	1,424,715	1.54	0.25	1.45	6.29	7.67
2015	436,050	11.28	13.82	5,206,143	0.57	0.25	1.45	(3.59)	(2.47)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Invesco V.I. Small Cap Equity
2019	1,435	11.04	13.60	19,167	-	0.25	1.45	20.79	22.30
2018	1,301	9.14	11.12	14,230	-	0.25	1.45	(18.97)	(17.99)
2017	3,686	11.28	13.56	44,306	-	0.25	1.45	8.78	10.15
2016	4,996	10.37	12.31	52,880	-	0.25	1.45	6.91	8.27
2015	4,739	9.70	11.37	50,353	-	0.25	1.45	(9.85)	(8.82)
Invesco V.I. Value Opportunities
2019	195,657	13.45	14.89	2,880,534	-	0.75	1.35	24.54	25.34
2018	212,909	10.80	11.88	2,498,251	-	0.75	1.35	(22.80)	(22.30)
2017	245,346	13.99	15.29	3,706,449	0.02	0.75	1.35	12.28	12.92
2016	246,211	12.46	13.54	3,293,574	0.07	0.75	1.35	12.86	13.59
2015	266,179	11.04	11.92	3,136,153	2.17	0.75	1.35	(14.48)	(13.94)
Invesco Value Opportunities
2019	213,243	10.24	14.14	2,182,017	-	0.90	1.25	24.56	24.88
2018	227,266	8.20	11.34	1,864,779	-	0.90	1.25	(23.13)	(22.79)
2017	236,750	10.62	14.72	2,515,482	-	0.90	1.25	12.27	12.62
2016	240,444	9.43	13.10	2,268,352	0.16	0.90	1.25	13.07	13.48
2015	261,662	8.31	11.56	2,174,874	0.88	0.90	1.25	(14.17)	(13.80)
Ivy Asset Strategy
2019	24,462	10.66	10.66	260,847	2.12	0.90	0.90	17.01	17.01
2018	23,957	9.11	9.11	218,274	1.45	0.90	0.90	(9.17)	(9.17)
2017	26,743	10.03	10.03	268,099	1.04	0.90	0.90	13.85	13.85
2016	27,273	8.81	8.81	240,174	-	0.90	0.90	(8.99)	(8.99)
2015	30,321	9.68	9.68	293,612	0.24	0.90	0.90	(11.92)	(11.92)
Ivy VIP Asset Strategy
2019	69,502	9.63	11.42	677,775	2.38	0.25	1.45	16.49	17.85
2018	56,217	8.21	9.69	471,384	2.28	0.25	1.45	(9.62)	(8.41)
2017	40,258	9.01	11.73	376,267	1.52	0.25	1.45	13.16	16.83
2016	48,760	7.91	9.24	401,514	0.58	0.25	1.45	(6.90)	(5.71)
2015	46,211	8.43	9.80	403,391	0.36	0.25	1.45	(12.30)	(11.31)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Balanced
2019	5,373	11.81	14.59	76,977	1.74	0.25	1.45	16.82	18.14
2018	5,215	10.11	12.35	63,333	1.62	0.25	1.45	(7.50)	(6.30)
2017	5,060	10.93	13.18	65,751	1.58	0.25	1.45	6.53	7.77
2016	4,911	10.26	12.23	59,304	0.55	0.25	1.45	(2.38)	(1.21)
2015	19,901	10.51	12.38	227,127	0.54	0.25	1.45	(4.71)	(3.51)
Ivy VIP Core Equity
2019	6,555	14.60	18.98	122,065	0.57	0.25	1.45	25.43	26.87
2018	6,422	11.64	14.96	94,428	0.50	0.25	1.45	(8.71)	(7.54)
2017	6,111	12.75	16.18	97,567	0.43	0.25	1.45	15.49	16.82
2016	5,930	11.04	13.85	81,162	0.40	0.25	1.45	(0.81)	0.44
2015	7,334	11.13	13.79	96,544	0.67	0.25	1.45	(5.03)	(3.84)
Ivy VIP Energy
2019	27,490	4.29	4.57	119,752	-	0.25	1.45	(1.08)	0.23
2018	37,844	4.29	4.62	165,899	-	0.25	1.45	(36.97)	(36.31)
2017	27,208	6.74	7.33	185,566	0.63	0.25	1.45	(16.51)	(15.47)
2016	16,910	7.98	8.78	139,059	0.14	0.25	1.45	28.74	30.32
2015	14,782	6.14	6.82	93,225	0.07	0.25	1.45	(25.55)	(24.67)
Ivy VIP Global Bond
2019	12,275	9.13	9.67	116,625	4.29	0.25	1.45	4.70	5.91
2018	14,437	8.72	9.13	129,732	2.80	0.25	1.45	(4.60)	(3.39)
2017	13,504	9.14	9.45	125,864	2.61	0.25	1.45	(0.22)	0.96
2016	11,825	9.16	9.36	109,393	3.57	0.25	1.45	2.35	3.54
2015	11,528	8.95	9.04	103,147	3.96	0.25	1.45	(6.87)	(5.74)
Ivy VIP Global Equity Income
2019	2,433	12.07	14.16	33,874	2.81	0.25	1.45	17.87	19.19
2018	2,361	10.24	11.88	27,631	1.70	0.25	1.45	(15.58)	(14.53)
2017	2,291	12.13	13.90	31,426	1.24	0.25	1.45	10.57	11.92
2016	2,224	10.97	12.42	27,317	0.72	0.25	1.45	2.24	3.50
2015	5,148	10.73	12.00	61,204	1.55	0.25	1.45	(6.29)	(5.21)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Global Growth
2019	49,958	12.57	14.02	687,909	0.34	0.25	1.45	20.40	21.91
2018	18,106	10.44	11.50	204,934	0.01	0.25	1.45	(10.39)	(9.23)
2017	121	11.65	12.67	1,505	0.07	0.25	1.45	19.12	20.55
2016	117	9.78	10.51	1,215	0.02	0.25	1.45	(7.30)	(6.16)
2015	2,484	10.55	11.20	27,716	0.85	0.25	1.45	(1.12)	0.09
Ivy VIP Growth
2019	9,477	19.42	24.48	227,842	-	0.25	1.45	30.69	32.25
2018	11,656	14.86	18.51	212,377	0.04	0.25	1.45	(2.24)	(1.02)
2017	17,146	15.20	18.70	316,223	0.23	0.25	1.45	23.68	25.25
2016	18,928	12.29	14.93	276,795	0.02	0.25	1.45	(3.15)	(2.03)
2015	18,568	12.69	15.24	277,819	0.11	0.25	1.45	2.50	3.74
Ivy VIP High Income
2019	60,810	10.11	12.76	628,258	6.41	0.25	1.45	6.31	7.59
2018	59,692	9.51	11.86	581,155	6.67	0.25	1.45	(6.40)	(5.20)
2017	53,642	10.16	12.51	596,955	29.24	0.25	1.45	2.01	3.22
2016	28,185	9.96	12.12	289,465	23.73	0.25	1.45	11.16	12.53
2015	52,899	8.96	10.77	515,550	14.62	0.25	1.45	(10.58)	(9.50)
Ivy VIP International Core Equity
2019	50,997	10.48	10.70	535,978	1.60	0.25	1.45	13.54	14.93
2018	55,775	9.17	9.31	512,068	1.69	0.25	1.45	(21.38)	(20.50)
2017	57,214	11.55	11.74	662,582	1.33	0.25	1.45	17.75	19.25
2016	50,739	9.71	9.97	494,067	1.47	0.25	1.45	(3.30)	(2.19)
2015	63,560	9.94	10.31	631,974	1.06	0.25	1.45	(5.33)	(4.11)
Ivy VIP Mid Cap Growth
2019	3,290	15.79	19.07	58,646	-	0.25	1.45	31.91	33.54
2018	5,374	11.97	14.28	69,408	-	0.25	1.45	(4.39)	(3.25)
2017	8,344	12.52	14.76	119,575	-	0.25	1.45	21.32	22.80
2016	6,241	10.32	12.02	72,676	-	0.25	1.45	1.47	2.74
2015	7,992	10.17	11.70	91,317	-	0.25	1.45	(9.84)	(8.81)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Natural Resources
2019	-	5.21	5.58	-	-	0.25	1.45	4.62	5.88
2018	-	4.98	5.27	-	-	0.25	1.45	(26.55)	(25.67)
2017	-	6.78	7.09	-	-	0.25	1.45	(1.60)	(0.42)
2016	-	6.89	7.12	-	1.49	0.25	1.45	18.38	19.87
2015	2,398	5.82	5.94	14,192	0.21	0.25	1.45	(25.77)	(24.81)
Ivy VIP Science and Technology
2019	22,009	17.44	24.22	392,869	-	0.25	1.45	42.95	44.68
2018	21,878	12.20	16.74	274,643	-	0.25	1.45	(9.36)	(8.27)
2017	13,425	13.46	18.25	193,358	-	0.25	1.45	26.38	27.89
2016	16,441	10.65	14.27	184,484	-	0.25	1.45	(2.92)	(1.72)
2015	14,860	10.97	14.52	186,998	-	0.25	1.45	(7.11)	(5.96)
Ivy VIP Securian Real Estate Securities
2019	4,581	12.32	15.61	58,745	1.64	0.25	1.45	19.03	20.45
2018	4,500	10.35	12.96	48,493	2.02	0.25	1.45	(9.69)	(8.60)
2017	8,693	11.46	14.18	101,724	1.08	0.25	1.45	0.79	2.01
2016	11,857	11.37	13.90	136,877	1.24	0.25	1.45	(0.26)	0.94
2015	15,981	11.40	13.77	186,818	1.46	0.25	1.45	0.18	1.47
Ivy VIP Small Cap Core
2019	19,489	13.50	16.16	302,799	-	0.25	1.45	18.94	20.42
2018	20,713	11.35	13.42	268,615	0.16	0.25	1.45	(14.40)	(13.36)
2017	19,382	13.26	15.49	289,803	-	0.25	1.45	8.78	10.09
2016	40,804	12.19	14.07	532,008	0.17	0.25	1.45	23.26	24.73
2015	11,989	9.89	11.28	133,989	0.09	0.25	1.45	(9.76)	(8.59)
Ivy VIP Small Cap Growth
2019	12,381	13.59	14.28	170,461	-	0.25	1.45	17.97	19.40
2018	14,544	11.52	11.96	168,719	0.42	0.25	1.45	(8.28)	(7.14)
2017	13,959	12.56	12.88	176,767	-	0.25	1.45	17.71	19.15
2016	6,933	10.67	10.81	74,079	-	0.25	1.45	(1.57)	(0.37)
2015	13,017	10.75	10.85	140,675	-	0.25	1.45	(2.52)	(1.36)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Ivy VIP Value
2019	14,444	12.94	16.44	233,464	0.83	0.25	1.45	20.82	22.23
2018	15,791	10.71	13.45	209,116	1.97	0.25	1.45	(11.27)	(10.21)
2017	15,927	12.07	14.98	235,371	1.39	0.25	1.45	7.58	8.95
2016	15,667	11.22	13.75	213,024	1.15	0.25	1.45	6.25	7.59
2015	15,415	10.56	12.78	195,215	0.53	0.25	1.45	(8.09)	(6.99)
Janus Henderson Mid Cap Value
2019	9,401	14.83	14.83	139,957	0.67	0.90	0.90	24.94	24.94
2018	10,543	11.87	11.87	125,604	0.35	0.90	0.90	(16.93)	(16.93)
2017	16,733	14.29	14.29	239,123	0.09	0.90	0.90	9.33	9.33
2016	26,026	13.07	13.07	340,189	0.67	0.90	0.90	13.85	13.85
2015	13,753	11.48	11.48	157,789	1.53	0.90	0.90	(7.72)	(7.72)
Janus Henderson Overseas
2019	395,871	6.58	6.89	2,724,337	1.70	0.90	1.25	21.40	21.73
2018	451,042	5.42	5.66	2,545,966	0.64	0.90	1.25	(19.10)	(18.79)
2017	421,409	6.70	6.97	2,934,581	1.53	0.90	1.25	25.47	25.83
2016	456,358	5.34	5.54	2,524,153	0.77	0.90	1.25	(11.15)	(10.65)
2015	516,094	6.01	6.20	3,197,936	3.32	0.90	1.25	(12.52)	(12.31)
Janus Henderson U.S. Managed Volatility (b)
2019	76,599	11.65	11.76	899,928	0.40	0.90	1.25	18.03	18.43
2018	80,522	9.87	9.93	798,839	1.28	0.90	1.25	(8.01)	(7.63)
2017	89,455	10.73	10.75	961,126	6.85	0.90	1.25	7.30	7.50
Janus Henderson VIT Enterprise
2019	1,462,535	18.53	23.79	33,839,853	0.05	0.25	1.45	29.22	30.86
2018	1,616,922	14.34	18.18	28,768,972	0.11	0.25	1.45	(4.97)	(3.86)
2017	1,967,729	15.09	18.91	36,645,059	0.15	0.25	1.45	21.50	23.03
2016	2,131,105	12.42	15.43	32,476,261	0.02	0.25	1.45	7.25	8.55
2015	2,131,678	11.58	14.29	30,169,628	0.56	0.25	1.45	(0.77)	0.43

(b) Subaccount incepted prior to 2019. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Janus Henderson VIT Forty
2019	861	19.36	24.90	21,081	0.02	0.25	1.45	30.90	32.52
2018	16,484	14.79	18.79	248,423	-	0.25	1.45	(2.76)	(1.57)
2017	1,267	15.21	19.09	19,319	-	0.25	1.45	24.37	25.84
2016	9,046	12.23	15.17	133,045	-	0.25	1.45	(2.47)	(1.30)
2015	6,176	12.54	15.37	79,022	-	0.25	1.45	7.00	8.32
Janus Henderson VIT Mid Cap Value
2019	4,904	12.70	15.04	70,226	1.38	0.25	1.45	24.39	25.86
2018	2,957	10.21	11.95	33,145	0.65	0.25	1.45	(17.59)	(16.55)
2017	5,559	12.39	14.32	72,018	0.19	0.25	1.45	8.68	9.98
2016	30,539	11.40	13.02	385,458	0.90	0.25	1.45	13.55	14.92
2015	27,713	10.04	11.33	310,988	1.12	0.25	1.45	(7.89)	(6.75)
Janus Henderson VIT Overseas
2019	19,142	6.78	8.84	147,924	2.11	0.25	1.45	21.10	22.56
2018	9,153	5.54	7.30	66,796	1.62	0.25	1.45	(18.80)	(17.81)
2017	11,113	6.76	8.99	95,359	1.70	0.25	1.45	25.03	26.62
2016	9,879	5.35	7.19	67,356	3.74	0.25	1.45	(10.79)	(9.68)
2015	13,663	5.94	8.06	97,259	0.91	0.25	1.45	(12.77)	(11.78)
Janus Henderson VIT Research
2019	1,000,483	16.78	21.01	17,648,400	0.30	0.25	1.45	29.38	30.90
2018	1,111,172	12.97	16.05	15,073,792	0.38	0.25	1.45	(7.09)	(5.92)
2017	1,335,934	13.96	17.06	19,235,855	0.25	0.25	1.45	22.03	23.44
2016	1,509,427	11.43	13.82	17,701,059	0.38	0.25	1.45	(4.11)	(2.95)
2015	1,395,981	11.91	14.24	16,930,374	0.45	0.25	1.45	0.51	1.71
JPMorgan Insurance Trust Core Bond Portfolio
2019	505,549	8.97	9.45	4,767,625	2.20	0.25	1.45	3.22	4.47
2018	408,065	8.69	9.10	3,707,763	2.21	0.25	1.45	(4.61)	(3.45)
2017	454,103	9.11	9.47	4,299,311	2.40	0.25	1.45	(1.19)	(0.42)
2016	864,988	9.20	9.51	8,232,725	2.43	0.25	1.45	(2.64)	(1.38)
2015	683,211	9.35	9.70	6,628,416	3.59	0.25	1.45	(3.56)	(2.39)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

JPMorgan Insurance Trust Small Cap Core Portfolio
2019	10,363	13.17	17.91	168,293	0.19	0.25	1.45	18.86	20.28
2018	8,760	11.08	14.89	124,429	0.08	0.25	1.45	(16.06)	(14.96)
2017	8,997	13.20	17.51	149,062	0.10	0.25	1.45	10.00	11.25
2016	7,889	12.00	15.74	118,113	0.15	0.25	1.45	14.61	16.08
2015	6,870	10.47	13.56	83,769	-	0.25	1.45	(9.66)	(8.63)
JPMorgan Insurance Trust US Equity Portfolio
2019	14,212	16.02	20.91	269,132	0.65	0.25	1.45	25.65	27.19
2018	12,847	12.75	16.44	190,967	0.65	0.25	1.45	(10.46)	(9.37)
2017	12,493	13.28	18.14	206,179	0.79	0.25	1.45	16.72	20.51
2016	7,832	12.20	15.36	119,362	0.69	0.25	1.45	5.81	7.19
2015	7,647	11.53	14.33	108,976	0.94	0.25	1.45	(3.76)	(2.65)
Lord Abbett Series Bond-Debenture VC
2019	405,271	10.69	12.59	4,407,717	3.90	0.25	1.45	8.42	9.76
2018	420,936	9.82	11.47	4,191,459	5.00	0.25	1.45	(8.28)	(7.13)
2017	317,434	10.63	12.35	3,428,743	3.83	0.25	1.45	4.47	5.74
2016	372,017	10.10	11.68	3,796,153	3.43	0.25	1.45	7.30	8.55
2015	620,255	9.35	10.76	5,959,089	1.62	0.25	1.45	(5.89)	(4.69)
Lord Abbett Series Calibrated Dividend Growth VC
2019	5,145	14.78	18.42	80,834	1.77	0.25	1.45	20.85	22.39
2018	4,112	12.23	15.05	54,157	0.53	0.25	1.45	(8.80)	(7.73)
2017	25,308	13.41	16.31	347,173	2.69	0.25	1.45	13.93	15.27
2016	5,244	11.77	14.15	65,193	2.94	0.25	1.45	10.10	11.42
2015	612	10.69	12.70	6,540	3.73	0.25	1.45	(6.39)	(5.22)
Lord Abbett Series Classic Stock VC
2019	-	-	-	-	-	0.25	1.45	-	-
2018	-	11.37	13.56	-	-	0.25	1.45	(11.79)	(10.73)
2017	1,243	12.89	15.19	18,605	1.56	0.25	1.45	11.70	13.10
2016	-	11.54	13.43	-	-	0.25	1.45	7.55	8.83
2015	-	10.73	12.34	-	-	0.25	1.45	(5.21)	(4.12)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Lord Abbett Series Developing Growth VC
2019	140,457	14.13	19.33	1,997,354	-	0.25	1.45	26.03	27.59
2018	148,203	11.13	15.15	1,681,657	-	0.25	1.45	0.35	1.47
2017	44,717	11.02	14.93	525,684	-	0.25	1.45	24.30	25.78
2016	43,296	8.80	11.87	420,485	-	0.25	1.45	(6.91)	(5.72)
2015	59,761	9.39	12.59	591,960	-	0.25	1.45	(12.21)	(11.15)
Lord Abbett Series Growth and Income VC
2019	-	12.95	15.89	-	-	0.25	1.45	17.09	18.58
2018	-	11.06	13.40	-	-	0.25	1.45	(12.15)	(11.08)
2017	-	12.59	15.07	-	-	0.25	1.45	8.44	9.76
2016	-	11.61	13.73	-	-	0.25	1.45	12.07	13.38
2015	625	10.36	12.11	7,494	1.23	0.25	1.45	(7.09)	(5.98)
Lord Abbett Series Growth Opportunities VC
2019	2,834	15.28	17.51	43,287	-	0.25	1.45	30.49	31.95
2018	-	11.71	13.27	-	-	0.25	1.45	(7.14)	(5.95)
2017	-	12.61	14.11	-	-	0.25	1.45	17.52	18.97
2016	-	10.73	11.86	-	-	0.25	1.45	(3.16)	(2.06)
2015	388	11.08	12.11	4,578	-	0.25	1.45	(1.77)	(0.49)
Lord Abbett Series Mid Cap Stock VC
2019	4,793	11.36	13.77	61,301	0.96	0.25	1.45	17.36	18.71
2018	4,730	9.68	11.60	51,243	0.76	0.25	1.45	(18.79)	(17.73)
2017	4,201	11.92	14.10	55,355	0.73	0.25	1.45	2.23	3.37
2016	2,423	11.66	13.64	30,918	0.58	0.25	1.45	11.26	12.73
2015	1,623	10.48	12.10	19,455	0.59	0.25	1.45	(7.99)	(6.92)
Lord Abbett Series Total Return VC
2019	5,058	9.27	10.48	51,945	1.41	0.25	1.45	3.69	5.01
2018	14,477	8.94	9.98	141,357	2.98	0.25	1.45	(5.40)	(4.22)
2017	15,859	9.45	10.42	162,153	1.06	0.25	1.45	(0.63)	0.58
2016	54,438	9.51	10.36	556,835	3.93	0.25	1.45	(0.31)	0.88
2015	18,496	9.54	10.27	187,440	3.46	0.25	1.45	(4.98)	(3.84)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS® VIT Emerging Markets Equity
2019	25,226	9.40	9.77	241,189	0.48	0.25	1.45	14.94	16.22
2018	14,622	8.10	8.50	122,628	0.41	0.25	1.45	(17.87)	(16.84)
2017	13,916	9.76	10.35	141,769	0.97	0.25	1.45	31.68	33.24
2016	11,863	7.34	7.86	91,304	0.34	0.25	1.45	4.24	5.56
2015	11,708	6.97	7.54	84,254	0.45	0.25	1.45	(16.87)	(15.85)
MFS® VIT Global Tactical Allocation
2019	795	9.83	10.52	7,810	2.79	0.25	1.45	9.34	10.62
2018	871	8.99	9.51	7,829	0.55	0.25	1.45	(8.92)	(7.85)
2017	950	9.87	10.32	9,375	3.17	0.25	1.45	5.67	7.05
2016	1,020	9.34	9.64	9,518	-	0.25	1.45	1.41	2.55
2015	1,094	9.21	9.40	10,069	11.48	0.25	1.45	(6.78)	(5.62)
MFS® VIT High Yield
2019	-	10.21	11.08	-	-	0.25	1.45	9.43	10.80
2018	1,287	9.33	10.00	12,705	5.47	0.25	1.45	(7.44)	(6.37)
2017	1,250	10.08	10.68	13,202	0.81	0.25	1.45	1.72	2.99
2016	18,301	9.91	10.37	188,334	0.66	0.25	1.45	8.66	9.97
2015	345,916	9.12	9.43	3,155,686	3.62	0.25	1.45	(8.62)	(7.46)
MFS® VIT II MA Investors Growth Stock
2019	8,737	17.67	23.13	198,635	-	0.25	1.45	33.46	35.11
2018	-	13.24	17.12	-	-	0.25	1.45	(3.78)	(2.67)
2017	-	13.76	17.59	-	-	0.25	1.45	22.53	24.05
2016	-	11.23	14.18	-	-	0.25	1.45	1.17	2.46
2015	-	11.10	13.84	-	-	0.25	1.45	(4.72)	(3.62)
MFS® VIT II Research International
2019	649,315	7.95	11.13	5,915,024	1.22	0.25	1.45	22.10	23.53
2018	771,780	6.50	9.01	5,568,379	1.14	0.25	1.45	(18.10)	(17.03)
2017	911,754	7.93	10.86	7,978,443	1.73	0.25	1.45	22.38	23.83
2016	840,680	6.48	8.77	6,037,689	1.34	0.25	1.45	(5.27)	(4.05)
2015	901,545	6.83	9.14	6,802,858	4.07	0.25	1.45	(6.51)	(5.38)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS® VIT Investors Trust
2019	1,142	15.25	19.84	22,263	4.30	0.25	1.45	25.51	27.10
2018	-	12.15	15.61	-	-	0.25	1.45	(9.80)	(8.71)
2017	-	13.47	17.10	-	-	0.25	1.45	17.64	19.08
2016	-	11.45	14.36	-	-	0.25	1.45	3.62	4.82
2015	-	11.05	13.70	-	-	0.25	1.45	(4.41)	(3.25)
MFS® VIT New Discovery
2019	15,928	14.80	17.87	272,394	-	0.25	1.45	35.16	36.73
2018	14,948	10.95	13.07	187,395	-	0.25	1.45	(6.01)	(4.88)
2017	16,758	11.65	13.74	222,355	-	0.25	1.45	20.85	22.35
2016	17,581	9.64	11.23	191,679	-	0.25	1.45	3.99	5.25
2015	4,395	9.27	10.67	43,406	-	0.25	1.45	(6.36)	(5.24)
MFS® VIT Research
2019	6,439	15.42	20.47	123,144	0.61	0.25	1.45	26.81	28.34
2018	6,296	12.16	15.95	94,175	0.54	0.25	1.45	(8.78)	(7.64)
2017	4,767	13.33	17.27	81,227	1.14	0.25	1.45	17.76	19.10
2016	4,626	11.32	14.50	66,298	0.52	0.25	1.45	3.76	5.00
2015	4,489	10.91	13.81	61,297	0.97	0.25	1.45	(3.88)	(2.68)
MFS® VIT Total Return
2019	1,799,981	11.69	14.36	24,301,271	1.93	0.25	1.45	14.84	16.28
2018	1,627,116	10.17	12.35	18,990,300	1.98	0.25	1.45	(9.96)	(8.86)
2017	1,809,923	11.28	13.55	23,288,657	2.10	0.25	1.45	7.11	8.40
2016	2,071,975	10.52	12.50	24,689,176	2.69	0.25	1.45	4.09	5.40
2015	2,394,622	10.10	11.86	27,247,739	2.09	0.25	1.45	(4.91)	(3.81)
MFS® VIT Total Return Bond
2019	9,864	9.34	10.32	97,487	3.02	0.25	1.45	5.18	6.39
2018	8,467	8.88	9.70	78,846	2.75	0.25	1.45	(5.63)	(4.53)
2017	13,081	9.41	10.16	127,272	3.08	0.25	1.45	(0.42)	0.89
2016	13,462	9.45	10.07	130,934	3.98	0.25	1.45	(0.53)	0.70
2015	22,526	9.50	10.00	222,791	3.00	0.25	1.45	(4.90)	(3.85)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

MFS® VIT Utilities
2019	825,007	12.21	20.17	16,145,843	4.14	0.25	1.45	19.35	20.75
2018	827,991	10.23	16.78	13,318,249	1.02	0.25	1.45	(3.58)	(2.43)
2017	921,501	10.61	17.28	15,502,238	4.11	0.25	1.45	9.49	10.84
2016	1,163,722	9.69	15.67	17,534,672	4.63	0.25	1.45	6.37	7.69
2015	1,198,396	9.11	14.63	17,210,171	3.91	0.25	1.45	(18.44)	(17.48)
MFS® VIT International Intrinsic Value (c)
2019	62,724	12.18	13.05	796,006	1.38	0.25	1.45	20.12	21.62
2018	75,710	10.14	10.73	788,589	0.91	0.25	1.45	(13.63)	(12.62)
2017	78,146	11.74	12.28	942,712	1.30	0.25	1.45	21.28	22.80
2016	71,396	9.68	10.00	707,631	1.40	0.25	1.45	(0.72)	0.50
2015	35,826	9.75	9.95	353,938	2.50	0.25	1.45	1.67	2.90
Morgan Stanley VIF Emerging Markets Debt
2019	16,926	9.38	9.83	158,869	8.36	0.25	1.45	9.22	10.45
2018	20,108	8.50	9.00	171,098	5.70	0.25	1.45	(11.07)	(10.03)
2017	20,921	9.47	10.12	198,217	5.90	0.25	1.45	4.76	6.10
2016	8,063	8.95	9.66	72,608	7.80	0.25	1.45	5.81	7.13
2015	34,382	8.37	9.13	287,946	10.06	0.25	1.45	(5.49)	(4.43)
Morgan Stanley VIF Emerging Markets Equity
2019	1,094,953	7.09	9.62	9,074,201	1.02	0.25	1.45	14.41	15.76
2018	1,451,353	6.19	8.31	10,474,677	0.40	0.25	1.45	(21.17)	(20.17)
2017	1,282,526	7.84	10.41	11,630,213	0.89	0.25	1.45	29.16	30.61
2016	1,632,252	6.07	8.04	10,836,160	0.50	0.25	1.45	1.90	3.24
2015	1,039,577	5.94	7.89	7,056,389	0.91	0.25	1.45	(14.61)	(13.55)
Morningstar Aggressive Growth ETF Asset Allocation Portfolio
2019	138,904	11.83	14.27	1,707,455	1.62	0.25	1.45	16.83	18.33
2018	128,590	10.05	12.06	1,346,149	1.60	0.25	1.45	(13.26)	(12.29)
2017	96,932	11.51	13.75	1,173,196	2.04	0.25	1.45	14.51	16.03
2016	12,455	9.98	11.85	126,566	1.21	0.25	1.45	6.44	7.63
2015	12,805	9.31	11.01	121,406	1.76	0.25	1.45	(7.12)	(5.98)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Morningstar Balanced ETF Asset Allocation Portfolio
2019	523,466	10.80	12.30	5,672,536	2.20	0.25	1.45	11.23	12.53
2018	452,811	9.66	10.93	4,389,814	2.01	0.25	1.45	(10.34)	(9.22)
2017	415,838	10.70	12.04	4,469,292	1.81	0.25	1.45	8.41	9.75
2016	333,572	9.80	10.97	3,289,668	1.50	0.25	1.45	3.74	4.98
2015	389,950	9.38	10.45	3,683,984	2.49	0.25	1.45	(6.50)	(5.34)
Morningstar Conservative ETF Asset Allocation Portfolio
2019	238,445	9.19	9.87	2,274,187	2.20	0.25	1.45	4.67	6.02
2018	200,364	8.78	9.31	1,810,263	2.17	0.25	1.45	(6.60)	(5.48)
2017	164,194	9.40	9.85	1,578,270	1.87	0.25	1.45	1.51	2.82
2016	146,580	9.26	9.58	1,378,149	1.27	0.25	1.45	0.11	1.27
2015	200,873	9.25	9.46	1,870,490	2.25	0.25	1.45	(5.52)	(4.35)
Morningstar Growth ETF Asset Allocation Portfolio
2019	636,242	11.43	13.55	7,287,936	1.81	0.25	1.45	14.54	15.91
2018	650,623	9.91	11.69	6,462,930	1.99	0.25	1.45	(12.01)	(10.97)
2017	423,111	11.19	13.13	4,754,160	1.79	0.25	1.45	12.10	13.48
2016	205,409	9.91	11.57	2,062,501	1.93	0.25	1.45	4.91	6.24
2015	99,432	9.38	10.89	958,942	1.76	0.25	1.45	(6.77)	(5.63)
Morningstar Income and Growth ETF Asset Allocation Portfolio
2019	121,864	9.97	11.03	1,248,386	1.99	0.25	1.45	8.02	9.32
2018	135,631	9.23	10.09	1,278,790	3.10	0.25	1.45	(8.43)	(7.35)
2017	49,602	10.08	10.89	504,978	1.41	0.25	1.45	5.11	6.45
2016	73,363	9.58	10.23	705,007	2.21	0.25	1.45	1.80	3.02
2015	38,851	9.35	9.93	365,465	2.30	0.25	1.45	(5.99)	(4.89)
Neuberger Berman AMT Sustainable Equity I (d)
2019	475,001	10.62	17.28	5,070,295	2.80	0.25	1.45	6.20	7.14
2018	748,738	11.64	13.73	10,049,003	0.99	0.25	1.45	(11.62)	(4.20)
2017	938,707	12.35	15.35	13,485,948	0.51	0.25	1.45	8.47	21.44
2016	1,057,180	10.98	13.11	13,760,440	0.55	0.25	1.45	3.98	23.37
2015	392,632	9.17	12.08	4,477,628	0.60	0.25	1.45	(15.67)	(8.04)

(d) Merger. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Neuberger Berman AMT Sustainable Equity S
2019	250,063	23.80	25.85	6,458,231	0.29	0.75	1.35	20.26	20.96
2018	273,134	11.70	21.37	5,813,469	0.17	0.25	1.45	(10.07)	(8.92)
2017	446,557	13.01	23.59	10,497,983	0.34	0.25	1.45	12.93	14.31
2016	486,307	11.52	20.74	10,063,066	0.54	0.25	1.45	4.92	6.15
2015	395,272	10.98	19.64	7,739,364	0.30	0.25	1.45	(4.94)	(3.82)
Neuberger Berman Core Bond
2019	333,795	9.36	10.31	3,382,897	3.22	0.90	1.25	4.46	4.88
2018	485,831	8.96	9.83	4,691,013	2.57	0.90	1.25	(5.68)	(5.30)
2017	559,206	9.50	10.38	5,708,572	2.35	0.90	1.25	(0.94)	(0.57)
2016	732,851	9.59	10.44	7,564,381	2.42	0.90	1.25	(1.74)	(1.42)
2015	935,151	9.76	10.59	9,809,414	2.42	0.90	1.25	(4.31)	(3.99)
Neuberger Berman Large Cap Value
2019	70,964	12.41	13.00	922,103	1.50	0.90	1.25	18.42	18.83
2018	70,797	10.48	10.94	775,106	1.30	0.90	1.25	(5.42)	(5.12)
2017	75,033	11.08	11.53	865,390	0.94	0.90	1.25	8.31	8.67
2016	75,672	10.23	10.61	802,915	1.34	0.90	1.25	22.51	22.94
2015	84,185	8.35	8.63	726,604	1.83	0.90	1.25	(16.25)	(15.89)
Neuberger Berman Sustainable Equity
2019	63,329	15.76	16.55	1,046,490	0.50	0.90	1.25	20.40	20.89
2018	63,940	13.09	13.69	874,536	0.27	0.90	1.25	(9.91)	(9.58)
2017	62,696	14.53	15.14	948,421	0.46	0.90	1.25	13.43	13.83
2016	70,780	12.81	13.30	940,537	1.02	0.90	1.25	5.35	5.64
2015	83,845	12.16	12.59	1,054,566	1.23	0.90	1.25	(4.70)	(4.33)
North Square Oak Ridge Small Cap Growth (c)
2019	5,734	14.67	14.67	84,111	-	0.90	0.90	17.74	17.74
2018	5,201	12.46	12.46	64,796	-	0.90	0.90	(10.17)	(10.17)
2017	4,643	13.87	13.87	64,409	-	0.90	0.90	14.34	14.34
2016	2,947	12.13	12.13	35,726	-	0.90	0.90	(1.70)	(1.70)
2015	6,196	12.34	12.34	76,471	-	0.90	0.90	(8.32)	(8.32)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Northern Global Tactical Asset Allocation
2019	8,720	12.79	12.79	111,585	2.01	0.90	0.90	13.09	13.09
2018	10,363	11.31	11.31	117,233	3.06	0.90	0.90	(11.43)	(11.43)
2017	11,147	12.77	12.77	142,376	2.44	0.90	0.90	9.80	9.80
2016	12,078	11.63	11.63	140,481	2.86	0.90	0.90	4.96	4.96
2015	17,902	11.08	11.08	198,406	2.61	0.90	0.90	(6.02)	(6.02)
Northern Large Cap Core
2019	8,644	18.32	18.32	158,360	1.82	0.90	0.90	20.84	20.84
2018	9,091	15.16	15.16	137,818	2.45	0.90	0.90	(9.49)	(9.49)
2017	5,682	16.75	16.75	95,200	1.54	0.90	0.90	15.68	15.68
2016	7,230	14.48	14.48	104,679	1.76	0.90	0.90	7.02	7.02
2015	8,278	13.53	13.53	112,046	1.56	0.90	0.90	(5.32)	(5.32)
Northern Large Cap Value
2019	25,085	17.11	17.11	428,979	2.93	0.90	0.90	21.09	21.09
2018	10,435	14.13	14.13	147,236	1.60	0.90	0.90	(12.02)	(12.02)
2017	9,915	16.06	16.06	158,995	2.33	0.90	0.90	8.29	8.29
2016	10,321	14.83	14.83	152,930	1.40	0.90	0.90	12.43	12.43
2015	13,030	13.19	13.19	171,696	1.58	0.90	0.90	(9.60)	(9.60)
PGIM Jennison 20/20 Focus
2019	219,151	15.96	16.72	3,662,835	0.25	0.90	1.25	23.24	23.67
2018	234,735	12.95	13.52	3,172,951	0.34	0.90	1.25	(9.12)	(8.77)
2017	242,293	14.25	14.82	3,590,191	-	0.90	1.25	21.28	21.77
2016	240,533	11.75	12.17	2,927,467	-	0.90	1.25	(1.09)	(0.81)
2015	265,123	11.88	12.27	3,252,298	-	0.90	1.25	0.08	0.49
PGIM Jennison Mid-Cap Growth
2019	7,536	16.12	16.12	121,439	-	0.90	0.90	31.91	31.91
2018	7,486	12.22	12.22	91,434	-	0.90	0.90	(11.96)	(11.96)
2017	8,101	13.88	13.88	112,410	-	0.90	0.90	17.53	17.53
2016	7,230	11.81	11.81	85,307	-	0.90	0.90	(0.08)	(0.08)
2015	11,101	11.82	11.82	131,190	-	0.90	0.90	(6.49)	(6.49)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PGIM Jennison Natural Resources
2019	2,452	5.07	5.07	12,418	1.73	0.90	0.90	12.17	12.17
2018	2,778	4.52	4.52	12,560	1.24	0.90	0.90	(30.67)	(30.67)
2017	2,905	6.52	6.52	18,928	-	0.90	0.90	1.09	1.09
2016	1,863	6.45	6.45	12,029	1.45	0.90	0.90	29.00	29.00
2015	803	5.00	5.00	4,019	-	0.90	0.90	(32.16)	(32.16)
PGIM Jennison Small Company
2019	37,406	15.38	16.11	602,154	-	0.90	1.25	22.94	23.45
2018	40,348	12.51	13.05	526,373	0.21	0.90	1.25	(17.04)	(16.77)
2017	42,878	15.08	15.68	672,047	0.04	0.90	1.25	14.50	14.87
2016	47,929	13.17	13.65	653,869	0.52	0.90	1.25	8.48	8.85
2015	67,677	12.14	12.54	848,013	0.15	0.90	1.25	(7.82)	(7.45)
PGIM QMA Small-Cap Value (e)
2019	28,776	10.95	11.47	328,358	2.93	0.90	1.25	13.59	14.02
2018	28,712	9.64	10.06	287,396	1.26	0.90	1.25	(22.51)	(22.26)
2017	37,958	12.44	12.94	488,290	1.26	0.90	1.25	1.63	1.97
2016	46,588	12.24	12.69	588,580	0.48	0.90	1.25	28.03	28.44
2015	275,536	9.56	9.88	2,712,234	2.75	0.90	1.25	(12.21)	(11.86)
PIMCO All Asset
2019	34,297	10.36	10.36	354,523	2.66	0.90	0.90	7.25	7.25
2018	37,156	9.66	9.66	358,429	4.52	0.90	0.90	(9.30)	(9.30)
2017	35,661	10.65	10.65	379,162	3.18	0.90	0.90	8.78	8.78
2016	55,087	9.79	9.79	538,739	2.87	0.90	0.90	8.30	8.30
2015	63,447	9.04	9.04	573,167	2.69	0.90	0.90	(12.91)	(12.91)
PIMCO CommodityRealReturn Strategy
2019	19,370	4.28	4.28	82,717	3.85	0.90	0.90	7.54	7.54
2018	16,977	3.98	3.98	67,450	4.82	0.90	0.90	(17.60)	(17.60)
2017	17,863	4.83	4.83	86,165	7.50	0.90	0.90	(1.63)	(1.63)
2016	22,454	4.91	4.91	110,052	0.64	0.90	0.90	9.84	9.84
2015	29,041	4.47	4.47	129,717	5.78	0.90	0.90	(28.93)	(28.93)

(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO Emerging Markets Bond
2019	1,490	10.16	10.16	15,117	3.56	0.90	0.90	10.08	10.08
2018	867	9.23	9.23	7,985	3.88	0.90	0.90	(8.16)	(8.16)
2017	1,513	10.05	10.05	15,189	5.33	0.90	0.90	5.90	5.90
2016	886	9.49	9.49	8,381	5.49	0.90	0.90	10.09	10.09
2015	890	8.62	8.62	7,651	4.84	0.90	0.90	(6.81)	(6.81)
PIMCO High Yield
2019	101,573	12.91	16.91	1,636,893	5.10	0.90	1.25	9.69	10.14
2018	127,545	11.77	15.39	1,866,560	5.13	0.90	1.25	(6.88)	(6.59)
2017	137,254	12.64	16.50	2,152,300	4.77	0.90	1.25	2.27	2.56
2016	158,511	12.36	16.12	2,423,175	5.44	0.90	1.25	7.57	8.01
2015	254,395	11.49	14.95	3,599,085	5.63	0.90	1.25	(6.28)	(5.93)
PIMCO International Bond (U.S. Dollar-Hedged)
2019	464,576	11.22	11.75	5,450,083	5.60	0.90	1.25	2.28	2.62
2018	453,461	10.97	11.45	5,189,182	2.14	0.90	1.25	(2.32)	(1.97)
2017	369,784	11.23	11.68	4,314,223	0.82	0.90	1.25	(1.49)	(1.10)
2016	277,128	11.40	11.81	3,266,931	0.76	0.90	1.25	1.97	2.25
2015	289,672	11.18	11.55	3,340,660	5.56	0.90	1.25	(4.44)	(4.07)
PIMCO Low Duration
2019	4,061	8.11	8.11	32,924	3.15	0.90	0.90	(0.12)	(0.12)
2018	5,223	8.12	8.12	42,393	1.57	0.90	0.90	(3.91)	(3.91)
2017	4,991	8.45	8.45	42,163	1.53	0.90	0.90	(2.54)	(2.54)
2016	11,973	8.67	8.67	103,863	1.51	0.90	0.90	(2.58)	(2.58)
2015	8,392	8.90	8.90	74,707	1.72	0.90	0.90	(3.78)	(3.78)
PIMCO Real Return
2019	100,796	9.25	9.25	931,514	1.31	0.90	0.90	3.70	3.70
2018	105,292	8.92	8.92	938,427	1.99	0.90	0.90	(6.30)	(6.30)
2017	114,967	9.52	9.52	1,094,073	1.95	0.90	0.90	(0.73)	(0.73)
2016	129,977	9.59	9.59	1,245,640	0.44	0.90	0.90	0.42	0.42
2015	144,662	9.55	9.55	1,381,365	0.39	0.90	0.90	(7.10)	(7.10)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO StocksPLUS® Small Fund
2019	88,649	17.89	17.89	1,586,392	2.61	0.90	0.90	21.37	21.37
2018	75,008	14.74	14.74	1,105,741	2.00	0.90	0.90	(15.92)	(15.92)
2017	86,425	17.53	17.53	1,515,207	3.23	0.90	0.90	12.73	12.73
2016	89,485	15.55	15.55	1,391,679	4.64	0.90	0.90	19.80	19.80
2015	36,887	12.98	12.98	478,904	1.84	0.90	0.90	(10.67)	(10.67)
PIMCO Total Return
2019	226,602	10.36	10.36	2,347,695	3.20	0.90	0.90	3.50	3.50
2018	251,176	10.01	10.01	2,513,995	2.59	0.90	0.90	(4.67)	(4.67)
2017	230,874	10.50	10.50	2,424,476	2.04	0.90	0.90	0.48	0.48
2016	228,036	10.45	10.45	2,383,562	2.42	0.90	0.90	(1.97)	(1.97)
2015	217,244	10.66	10.66	2,316,155	2.18	0.90	0.90	(3.79)	(3.79)
PIMCO VIT All Asset Administrative
2019	447,756	12.14	13.43	5,994,323	2.92	0.75	1.35	7.15	7.78
2018	534,699	11.33	12.46	6,644,048	3.17	0.75	1.35	(9.43)	(8.92)
2017	606,291	12.51	13.68	8,270,983	4.66	0.75	1.35	8.69	9.35
2016	708,089	11.51	12.51	8,832,698	2.58	0.75	1.35	8.08	8.78
2015	817,807	10.65	11.50	9,384,131	3.01	0.75	1.35	(12.85)	(12.35)
PIMCO VIT All Asset Advisor
2019	32,905	9.46	10.50	333,049	3.39	0.25	1.45	6.89	8.25
2018	19,474	8.85	9.70	177,697	3.03	0.25	1.45	(9.60)	(8.49)
2017	24,922	9.79	11.97	249,960	4.46	0.25	1.45	8.42	11.97
2016	27,206	9.03	9.66	252,678	2.87	0.25	1.45	8.01	9.28
2015	17,470	8.36	8.84	151,598	3.29	0.25	1.45	(13.19)	(12.13)
PIMCO VIT CommodityRealReturn Strategy Administrative
2019	640,609	3.85	4.33	2,755,722	3.25	0.75	1.35	6.65	7.44
2018	1,369,364	3.61	4.03	5,238,282	2.67	0.75	1.35	(17.77)	(17.25)
2017	854,313	4.39	4.87	4,143,513	8.00	0.75	1.35	(2.23)	(1.62)
2016	1,666,410	4.49	4.95	7,924,344	0.98	0.75	1.35	10.32	10.74
2015	1,103,808	4.07	4.47	4,842,227	4.51	0.75	1.35	(28.97)	(28.37)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT CommodityRealReturn Strategy Advisor
2019	15,974	3.86	4.93	61,553	3.18	0.25	1.45	6.48	7.97
2018	6,483	3.59	4.63	23,176	2.54	0.25	1.45	(17.91)	(17.08)
2017	6,604	4.33	11.39	28,493	10.24	0.25	1.45	(2.42)	0.80
2016	5,233	4.39	5.78	22,895	0.91	0.25	1.45	9.89	11.28
2015	8,358	3.96	5.26	33,011	4.21	0.25	1.45	(29.01)	(28.11)
PIMCO VIT Emerging Markets Bond
2019	270,091	10.13	12.39	3,272,587	4.02	0.25	1.45	9.63	10.92
2018	483,588	9.24	11.22	5,305,528	4.20	0.25	1.45	(8.97)	(7.86)
2017	469,364	10.15	12.24	5,631,169	5.19	0.25	1.45	4.96	6.29
2016	753,360	9.67	11.58	8,598,007	6.17	0.25	1.45	8.29	9.56
2015	325,894	8.93	10.62	3,418,956	5.23	0.25	1.45	(6.69)	(5.44)
PIMCO VIT Global Bond Opportunities Portfolio (Unhedged)
2019	5,074	8.37	11.34	56,300	2.36	0.25	1.45	1.33	2.62
2018	4,932	8.26	11.05	53,438	5.17	0.25	1.45	(8.43)	(7.38)
2017	8,485	9.02	11.93	99,372	2.87	0.25	1.45	3.80	5.11
2016	1,237	8.69	11.35	13,816	4.64	0.25	1.45	(0.57)	0.53
2015	963	8.74	11.29	10,716	1.90	0.25	1.45	(8.39)	(7.15)
PIMCO VIT Global Managed Asset Allocation (c)
2019	1,630	10.39	11.13	16,938	0.48	0.25	1.45	11.84	13.22
2018	-	9.29	9.83	-	-	0.25	1.45	(9.72)	(8.64)
2017	-	10.29	10.76	-	-	0.25	1.45	9.00	10.36
2016	-	9.44	9.75	-	-	0.25	1.45	(0.63)	0.62
2015	-	9.50	9.69	-	-	0.25	1.45	(4.62)	(3.49)
PIMCO VIT High Yield
2019	133,897	10.49	18.68	1,912,690	4.97	0.25	1.45	9.61	10.93
2018	34,422	9.57	16.84	417,210	4.64	0.25	1.45	(7.00)	(5.82)
2017	29,613	10.29	17.88	440,466	6.17	0.25	1.45	1.88	3.05
2016	191,468	10.10	17.35	2,095,843	11.14	0.25	1.45	7.45	8.78
2015	20,045	9.40	15.95	257,019	67.15	0.25	1.45	(6.09)	(4.89)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT International Bond Portfolio (U.S. Dollar-Hedged)
2019	629,161	11.57	12.30	7,731,018	1.86	0.75	1.35	2.39	3.10
2018	830,987	11.30	11.93	9,878,006	1.42	0.75	1.35	(2.25)	(1.65)
2017	805,890	11.56	12.13	9,768,853	4.37	0.75	1.35	(1.62)	(1.06)
2016	965,371	11.75	12.26	11,787,884	1.33	0.75	1.35	2.00	2.59
2015	1,351,544	11.52	11.95	16,035,523	2.74	0.75	1.35	(4.00)	(3.40)
PIMCO VIT International Bond Portfolio (Unhedged)
2019	24,266	8.30	8.62	205,480	0.86	0.25	1.45	2.22	3.48
2018	5,324	8.12	8.33	43,723	5.59	0.25	1.45	(8.25)	(7.13)
2017	7,760	8.85	8.97	68,728	1.97	0.25	1.45	5.86	7.17
2016	4,026	8.27	8.37	33,342	1.86	0.25	1.45	(1.65)	(0.36)
2015	3,070	8.32	8.50	25,570	1.39	0.25	1.45	(11.18)	(10.16)
PIMCO VIT Low Duration Administrative (e)
2019	3,160,496	7.71	9.70	26,421,783	2.77	0.25	1.40	(0.48)	0.73
2018	3,662,980	7.74	9.63	30,621,962	1.89	0.25	1.40	(4.02)	(2.92)
2017	3,826,748	8.06	9.92	33,144,660	1.34	0.25	1.40	(3.01)	(1.88)
2016	4,302,353	8.31	10.11	38,289,628	1.52	0.25	1.40	(2.92)	(1.84)
2015	4,414,390	8.56	10.30	40,299,089	3.37	0.25	1.40	(4.05)	(2.83)
PIMCO VIT Low Duration Advisor
2019	106,010	8.18	8.56	892,132	2.37	0.25	1.45	(0.61)	0.59
2018	173,346	8.23	8.51	1,449,761	1.32	0.25	1.45	(4.08)	(2.96)
2017	235,105	8.58	8.77	2,029,143	1.16	0.25	1.45	(3.16)	(2.01)
2016	86,070	8.85	8.95	762,359	1.69	0.25	1.45	(3.17)	(1.86)
2015	137,845	9.04	9.15	1,251,062	3.87	0.25	1.45	(4.09)	(3.08)
PIMCO VIT Real Return Administrative (e)
2019	2,138,306	9.63	11.13	22,383,387	1.68	0.25	1.40	3.74	5.00
2018	2,561,635	9.28	10.60	25,676,192	2.64	0.25	1.40	(6.45)	(5.36)
2017	2,775,539	9.92	11.20	29,577,046	2.32	0.25	1.40	(0.80)	0.36
2016	3,506,689	10.00	11.16	37,371,297	2.29	0.25	1.40	0.60	1.82
2015	3,426,724	9.94	10.96	36,524,948	3.63	0.25	1.40	(6.89)	(5.84)

(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

PIMCO VIT Real Return Advisor
2019	55,355	8.48	9.33	506,777	1.34	0.25	1.45	3.67	4.83
2018	80,066	8.18	8.90	700,508	2.56	0.25	1.45	(6.62)	(5.42)
2017	80,582	8.76	10.21	746,952	2.40	0.25	1.45	(0.90)	2.30
2016	61,588	8.84	9.38	570,559	1.99	0.25	1.45	0.45	1.74
2015	64,986	8.80	9.22	592,731	4.32	0.25	1.45	(6.98)	(5.92)
PIMCO VIT Short-Term
2019	151,650	8.34	8.86	1,322,300	2.00	0.25	1.45	(1.77)	(0.56)
2018	91,187	8.49	8.91	802,561	2.05	0.25	1.45	(2.97)	(1.87)
2017	137,470	8.75	9.08	1,235,245	1.65	0.25	1.45	(2.13)	(0.98)
2016	146,987	8.94	9.17	1,336,186	0.57	0.25	1.45	(2.30)	(0.97)
2015	228,613	9.15	9.26	2,098,031	0.38	0.25	1.45	(3.38)	(2.22)
PIMCO VIT Total Return Administrative
2019	1,339,766	10.42	12.49	13,997,936	3.03	0.25	1.40	3.68	4.87
2018	1,527,795	10.05	11.91	15,389,858	2.50	0.25	1.40	(4.83)	(3.72)
2017	1,691,503	10.56	12.37	17,898,060	2.00	0.25	1.40	0.38	1.56
2016	1,772,489	10.52	12.18	18,678,574	2.16	0.25	1.40	(1.77)	(0.57)
2015	2,037,440	10.71	12.25	21,849,128	4.74	0.25	1.40	(3.86)	(2.78)
PIMCO VIT Total Return Advisor
2019	863,420	9.12	9.99	8,315,061	2.58	0.25	1.45	3.52	4.72
2018	897,248	8.81	9.54	8,274,688	2.20	0.25	1.45	(4.96)	(3.83)
2017	868,650	9.27	9.92	8,375,823	1.76	0.25	1.45	0.22	1.54
2016	570,492	9.25	9.77	5,439,769	2.49	0.25	1.45	(1.80)	(0.71)
2015	918,271	9.42	9.84	8,823,427	6.49	0.25	1.45	(4.07)	(2.86)
Pioneer Bond VCT
2019	219,708	9.35	9.86	2,073,250	3.24	0.25	1.45	4.12	5.34
2018	108,321	8.98	9.36	986,106	2.33	0.25	1.45	(5.27)	(4.10)
2017	55,391	9.48	9.76	535,425	2.58	0.25	1.45	(0.84)	0.31
2016	47,761	9.56	9.73	460,935	2.66	0.25	1.45	(0.62)	0.52
2015	41,440	9.62	9.68	398,406	2.96	0.25	1.45	(4.28)	(3.10)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Pioneer Equity Income VCT
2019	9,677	14.42	18.48	171,872	2.54	0.25	1.45	19.77	21.26
2018	8,297	12.04	15.24	121,520	2.25	0.25	1.45	(12.75)	(11.70)
2017	11,900	13.80	17.26	194,518	1.29	0.25	1.45	10.14	11.50
2016	14,017	12.53	15.48	210,777	1.56	0.25	1.45	14.32	15.70
2015	3,710	10.96	13.38	49,373	1.87	0.25	1.45	(4.11)	(2.97)
Pioneer High Yield VCT
2019	10,830	10.01	11.42	118,517	5.20	0.25	1.45	9.40	10.66
2018	-	9.15	10.32	-	4.02	0.25	1.45	(8.22)	(7.03)
2017	10,653	9.97	11.10	116,837	10.12	0.25	1.45	2.36	3.54
2016	1,441	9.74	10.72	13,978	-	0.25	1.45	8.83	10.17
2015	2,041	8.95	9.73	18,755	5.15	0.25	1.45	(8.39)	(7.33)
Pioneer Real Estate Shares VCT
2019	3,702	12.24	14.43	50,362	1.84	0.25	1.45	22.28	23.86
2018	1,679	10.01	11.65	17,654	2.51	0.25	1.45	(11.57)	(10.52)
2017	1,551	11.32	13.02	18,472	2.44	0.25	1.45	(1.22)	(1.22)
2016	1,138	11.46	13.02	13,911	0.80	0.25	1.45	1.24	2.44
2015	6,568	11.32	12.71	74,342	0.41	0.25	1.45	1.19	1.19
Pioneer Strategic Income
2019	7,490	10.09	10.09	75,480	3.07	0.90	0.90	5.99	5.99
2018	8,144	9.52	9.52	77,455	2.95	0.90	0.90	(5.65)	(5.65)
2017	9,826	10.09	10.09	99,098	3.50	0.90	0.90	1.20	1.20
2016	10,229	9.97	9.97	101,970	3.73	0.90	0.90	3.42	3.42
2015	8,975	9.64	9.64	86,423	3.26	0.90	0.90	(5.21)	(5.21)
Pioneer Strategic Income VCT
2019	121,371	9.35	9.91	1,136,819	3.77	0.25	1.45	4.70	5.99
2018	30,988	8.93	9.35	277,640	2.21	0.25	1.45	(6.20)	(5.08)
2017	13,638	9.52	9.85	131,690	3.34	0.25	1.45	0.11	1.34
2016	13,740	9.51	9.72	131,626	3.24	0.25	1.45	2.70	3.96
2015	15,508	9.26	9.35	143,934	4.12	0.25	1.45	(5.80)	(4.69)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Power Income VIT
2019	22,572	8.17	8.92	198,541	1.82	0.25	1.45	3.03	4.33
2018	38,098	7.93	8.55	321,943	2.09	0.25	1.45	(7.58)	(6.46)
2017	41,709	8.58	9.14	374,008	1.01	0.25	1.45	(2.28)	(1.08)
2016	29,660	8.78	9.24	267,720	-	0.25	1.45	(0.23)	0.98
2015	29,433	8.80	9.15	264,900	1.00	0.25	1.45	(6.68)	(5.67)
Probabilities Fund
2019	215,693	9.98	11.03	2,275,934	-	0.25	1.45	27.62	29.16
2018	219,082	7.82	8.54	1,800,432	-	0.25	1.45	(19.21)	(18.20)
2017	341,426	9.68	10.44	3,405,872	-	0.25	1.45	10.38	11.66
2016	396,385	8.77	9.35	3,560,029	-	0.25	1.45	(2.34)	(1.16)
2015	937,136	8.98	9.46	8,531,843	-	0.25	1.45	(9.75)	(8.60)
Putnam VT Diversified Income
2019	48,910	9.51	10.47	481,691	3.98	0.25	1.45	6.38	7.72
2018	31,889	8.94	9.72	303,542	3.21	0.25	1.45	(5.40)	(4.14)
2017	15,223	9.45	10.14	151,681	5.38	0.25	1.45	2.49	3.68
2016	15,957	9.22	9.78	153,790	6.73	0.25	1.45	0.88	2.09
2015	16,959	9.14	9.58	159,929	7.24	0.25	1.45	(6.64)	(5.52)
Putnam VT Equity Income
2019	46,574	14.42	18.88	811,385	1.81	0.25	1.45	24.74	26.20
2018	44,725	11.56	14.96	618,745	0.65	0.25	1.45	(12.49)	(11.43)
2017	47,216	13.21	16.89	739,179	1.60	0.25	1.45	13.59	14.98
2016	46,820	11.63	14.69	651,004	1.63	0.25	1.45	8.69	10.04
2015	60,224	10.70	13.35	745,296	1.39	0.25	1.45	(7.28)	(6.12)
Putnam VT Global Asset Allocation
2019	1,056	11.89	14.12	12,526	1.45	0.25	1.45	12.06	13.41
2018	1,025	10.61	12.45	10,851	1.87	0.25	1.45	(11.36)	(10.24)
2017	994	11.97	13.87	11,873	2.64	0.25	1.45	10.32	11.58
2016	7,324	10.85	12.43	79,437	1.01	0.25	1.45	2.07	3.33
2015	10,288	10.63	12.03	109,332	0.90	0.25	1.45	(4.23)	(3.06)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Putnam VT Growth Opportunities
2019	-	19.56	24.87	-	0.38	0.25	1.45	30.75	32.36
2018	5,092	14.96	18.79	94,516	-	0.25	1.45	(2.09)	(0.90)
2017	-	15.28	18.96	-	-	0.25	1.45	25.25	26.74
2016	-	12.20	14.96	-	-	0.25	1.45	1.84	3.10
2015	5,080	11.98	14.51	73,283	0.21	0.25	1.45	(3.39)	(2.22)
Putnam VT High Yield
2019	71,425	10.21	11.20	751,680	6.17	0.25	1.45	9.43	10.78
2018	78,129	9.33	10.11	747,295	4.33	0.25	1.45	(8.26)	(7.16)
2017	128,095	10.17	10.89	1,346,514	0.17	0.25	1.45	2.31	3.52
2016	4,826	9.94	10.52	50,186	1.74	0.25	1.45	10.44	11.91
2015	15,456	9.00	9.40	144,369	36.33	0.25	1.45	(9.46)	(8.38)
Putnam VT Income
2019	32,366	9.74	10.27	316,847	4.26	0.25	1.45	7.03	8.33
2018	2,683	9.10	9.48	25,130	2.91	0.25	1.45	(4.21)	(2.97)
2017	2,469	9.50	9.77	23,886	3.55	0.25	1.45	1.06	2.20
2016	1,688	9.40	9.56	16,007	8.08	0.25	1.45	(2.49)	(1.24)
2015	19,327	9.63	9.68	186,431	6.00	0.25	1.45	(5.77)	(4.63)
Putnam VT Multi-Asset Absolute Return
2019	68,689	8.23	9.04	582,258	-	0.25	1.45	1.23	2.49
2018	73,160	8.13	8.82	607,793	0.37	0.25	1.45	(11.82)	(10.73)
2017	90,014	9.22	9.88	849,152	-	0.25	1.45	2.22	3.56
2016	123,858	9.02	9.54	1,142,500	3.24	0.25	1.45	(3.63)	(2.55)
2015	163,819	9.36	9.79	1,569,486	0.03	0.25	1.45	(4.88)	(3.74)
Putnam VT Multi-Cap Core
2019	8,344	15.72	20.43	168,051	1.07	0.25	1.45	25.86	27.45
2018	7,764	12.49	16.03	122,967	1.15	0.25	1.45	(11.67)	(10.60)
2017	7,561	13.57	17.93	134,206	1.13	0.25	1.45	17.54	21.27
2016	8,747	12.03	15.08	126,762	1.23	0.25	1.45	7.12	8.49
2015	8,513	11.23	13.90	114,137	1.18	0.25	1.45	(6.42)	(5.31)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Putnam VT Small Cap Growth
2019	1,755	12.22	15.86	21,438	-	0.25	1.45	31.54	33.05
2018	1,709	9.29	11.92	15,881	-	0.25	1.45	(17.64)	(16.59)
2017	1,664	11.28	14.29	18,770	0.94	0.25	1.45	3.20	4.46
2016	-	10.93	13.68	-	-	0.25	1.45	10.52	11.86
2015	-	9.89	12.23	-	-	0.25	1.45	(11.70)	(10.60)
Putnam VT Small Cap Value
2019	14,106	11.01	11.01	155,600	0.32	0.75	0.75	19.67	19.67
2018	37,155	9.20	9.20	342,060	0.34	0.75	0.75	(22.88)	(22.88)
2017	23,614	11.93	13.62	282,085	0.58	0.75	1.25	3.92	6.49
2016	17,262	11.48	11.48	198,321	1.43	0.75	0.75	22.78	22.78
2015	22,876	9.35	9.35	213,977	0.40	0.75	0.75	(7.79)	(7.79)
Redwood Managed Volatility (b)
2019	115,508	10.41	10.94	1,213,829	0.74	0.25	1.45	4.00	5.19
2018	284,065	10.01	10.40	2,853,427	7.53	0.25	1.45	(7.14)	(5.97)
2017	707,585	10.78	11.06	7,635,448	6.15	0.25	1.45	2.76	4.05
2016	1,184,775	10.49	10.63	12,427,718	1.93	0.25	1.45	7.15	8.47
2015	-	9.79	9.80	-	-	0.25	1.45	(2.10)	(2.00)
Royce Micro-Cap
2019	394,530	8.82	10.57	4,148,364	-	0.75	1.35	14.40	15.14
2018	518,643	7.71	9.18	4,645,697	-	0.75	1.35	(12.88)	(12.40)
2017	949,281	8.85	10.48	9,247,207	0.80	0.75	1.35	0.68	1.35
2016	593,899	8.79	10.34	6,135,125	0.63	0.75	1.35	14.60	15.27
2015	706,733	7.67	8.97	6,333,198	-	0.75	1.35	(16.17)	(15.70)
Royce Opportunity
2019	173,507	13.80	14.45	2,506,615	-	0.90	1.25	22.45	22.87
2018	149,633	11.27	11.76	1,757,371	-	0.90	1.25	(23.44)	(23.19)
2017	161,565	14.72	15.31	2,470,383	-	0.90	1.25	16.36	16.78
2016	176,763	12.65	13.11	2,314,818	-	0.90	1.25	24.26	24.62
2015	132,986	10.18	10.52	1,398,989	-	0.90	1.25	(17.57)	(17.23)

(b) Subaccount incepted prior to 2019. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Royce Small-Cap Value
2019	107,549	11.27	11.80	1,268,488	0.56	0.90	1.25	13.27	13.68
2018	133,833	9.95	10.38	1,388,227	0.16	0.90	1.25	(11.00)	(10.75)
2017	142,960	11.18	11.63	1,661,315	0.27	0.90	1.25	0.90	1.22
2016	137,194	11.08	11.49	1,574,710	0.56	0.90	1.25	16.02	16.41
2015	147,686	9.55	9.87	1,456,255	0.45	0.90	1.25	(15.26)	(14.84)
Rydex VIF Banking
2019	224,158	5.49	12.01	1,390,148	0.94	0.25	1.45	22.80	24.23
2018	229,450	4.43	9.78	1,178,828	0.71	0.25	1.45	(22.75)	(21.72)
2017	247,297	5.67	12.66	1,643,104	0.21	0.25	1.45	7.65	8.82
2016	403,850	5.22	11.76	2,586,765	0.53	0.25	1.45	21.61	23.38
2015	168,919	4.25	9.67	842,757	0.32	0.25	1.45	(8.95)	(7.89)
Rydex VIF Basic Materials
2019	131,322	10.76	13.34	1,671,521	-	0.25	1.45	16.20	17.52
2018	163,068	9.26	11.47	1,796,682	0.40	0.25	1.45	(21.06)	(20.08)
2017	332,869	11.73	14.51	4,592,374	0.46	0.25	1.45	16.14	17.53
2016	365,647	10.00	12.47	4,368,242	-	0.25	1.45	25.15	26.67
2015	192,000	7.91	9.95	1,898,091	-	0.25	1.45	(20.96)	(19.96)
Rydex VIF Biotechnology
2019	168,722	13.99	29.46	2,928,424	-	0.25	1.45	19.27	20.69
2018	201,971	11.73	24.41	3,041,286	-	0.25	1.45	(13.43)	(12.32)
2017	258,556	13.55	27.84	4,369,791	-	0.25	1.45	23.86	25.29
2016	258,344	10.94	22.22	3,509,893	-	0.25	1.45	(23.17)	(22.25)
2015	387,552	14.24	28.58	6,873,613	-	0.25	1.45	3.71	5.03
Rydex VIF Commodities Strategy
2019	133,313	1.60	3.61	216,482	1.09	0.25	1.45	10.06	11.50
2018	300,912	1.45	3.28	460,996	4.81	0.25	1.45	(18.99)	(17.82)
2017	481,836	1.79	4.04	1,018,968	-	0.25	1.45	(0.25)	1.10
2016	657,016	1.79	4.05	1,423,055	-	0.25	1.45	5.74	6.80
2015	334,750	1.69	3.83	581,064	-	0.25	1.45	(36.70)	(35.77)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Consumer Products
2019	91,124	11.92	20.19	1,735,569	0.96	0.25	1.45	16.98	18.42
2018	111,887	10.19	17.23	1,723,283	0.72	0.25	1.45	(15.92)	(14.91)
2017	126,304	12.12	20.47	2,365,068	1.09	0.25	1.45	6.60	7.90
2016	167,343	11.37	19.17	2,863,303	0.91	0.25	1.45	0.89	2.09
2015	271,111	11.27	18.98	5,086,327	0.52	0.25	1.45	1.53	2.83
Rydex VIF Dow 2x Strategy
2019	79,702	25.39	29.93	2,302,938	0.95	0.25	1.45	41.06	42.77
2018	104,161	18.00	21.18	2,122,376	0.17	0.25	1.45	(18.00)	(16.99)
2017	131,685	21.95	25.79	3,249,464	0.06	0.25	1.45	51.59	53.43
2016	143,261	14.48	16.98	2,367,865	-	0.25	1.45	25.04	26.53
2015	253,237	11.58	13.56	3,416,667	-	0.25	1.45	(8.39)	(7.28)
Rydex VIF Electronics
2019	102,943	8.15	23.64	939,847	-	0.25	1.45	52.32	54.17
2018	96,754	5.34	15.52	519,422	-	0.25	1.45	(16.51)	(15.47)
2017	159,196	6.39	18.59	1,041,994	-	0.25	1.45	25.35	26.80
2016	257,580	5.09	14.83	1,391,457	-	0.25	1.45	18.93	20.34
2015	180,740	4.28	12.47	792,814	-	0.25	1.45	(2.35)	(1.15)
Rydex VIF Energy
2019	170,739	4.55	6.48	1,078,416	0.22	0.25	1.45	2.02	3.44
2018	220,407	4.46	6.33	1,354,441	0.68	0.25	1.45	(28.64)	(27.92)
2017	281,537	6.25	8.87	2,415,313	0.56	0.25	1.45	(10.46)	(9.24)
2016	419,569	6.98	9.88	3,985,575	0.80	0.25	1.45	25.77	27.14
2015	393,163	5.55	7.85	3,051,350	0.34	0.25	1.45	(33.29)	(32.40)
Rydex VIF Energy Services
2019	155,061	2.08	2.47	354,332	-	0.25	1.45	(4.59)	(3.14)
2018	442,518	2.18	2.55	1,073,955	3.73	0.25	1.45	(48.09)	(47.42)
2017	377,070	4.19	4.85	1,762,363	-	0.25	1.45	(22.12)	(21.14)
2016	374,658	5.38	6.15	2,229,336	0.74	0.25	1.45	17.72	19.19
2015	413,311	4.57	5.16	2,118,520	0.33	0.25	1.45	(34.62)	(33.93)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Europe 1.25x Strategy
2019	115,254	5.17	9.04	719,271	1.15	0.25	1.45	22.83	24.36
2018	128,469	4.17	7.36	632,660	0.31	0.25	1.45	(22.53)	(21.51)
2017	220,988	5.32	9.50	1,414,236	0.94	0.25	1.45	23.06	24.49
2016	190,731	4.28	7.72	1,014,865	1.14	0.25	1.45	(9.71)	(8.58)
2015	185,865	4.70	8.55	1,092,824	1.90	0.25	1.45	(11.31)	(10.15)
Rydex VIF Financial Services
2019	147,829	7.88	12.93	1,329,990	0.78	0.25	1.45	22.56	23.93
2018	150,086	6.37	10.55	1,030,977	0.93	0.25	1.45	(16.14)	(15.10)
2017	239,170	7.51	12.58	1,950,167	0.39	0.25	1.45	10.54	11.95
2016	322,551	6.73	11.38	2,505,052	0.62	0.25	1.45	10.81	12.09
2015	346,834	6.01	10.27	2,267,264	0.43	0.25	1.45	(8.22)	(7.13)
Rydex VIF Government Long Bond 1.2x Strategy
2019	66,935	10.90	14.60	879,462	1.27	0.25	1.45	11.68	13.00
2018	79,270	9.76	12.92	928,989	1.41	0.25	1.45	(9.46)	(8.30)
2017	102,772	10.78	14.09	1,328,263	1.16	0.25	1.45	4.86	6.10
2016	240,203	10.28	13.28	2,960,733	1.32	0.25	1.45	(4.73)	(3.56)
2015	227,575	10.79	13.77	2,892,280	0.94	0.25	1.45	(9.25)	(8.14)
Rydex VIF Health Care
2019	199,804	15.09	21.11	3,489,312	-	0.25	1.45	17.25	18.66
2018	302,174	12.87	17.79	4,518,730	-	0.25	1.45	(3.16)	(1.98)
2017	303,520	13.29	18.15	4,726,672	-	0.25	1.45	17.51	18.94
2016	326,930	11.31	15.26	4,351,243	-	0.25	1.45	(13.66)	(12.60)
2015	527,210	13.10	17.46	8,134,957	-	0.25	1.45	(0.08)	1.22
Rydex VIF High Yield Strategy (b)
2019	304,617	11.10	11.67	3,386,344	2.18	0.25	1.45	8.82	10.20
2018	18,890	10.20	10.59	194,521	1.57	0.25	1.45	(5.20)	(3.99)
2017	186,793	10.76	11.03	2,011,574	0.54	0.25	1.45	2.28	3.37
2016	8,143	10.52	10.67	86,634	6.33	0.25	1.45	6.69	8.11
2015	185,563	9.86	9.87	1,828,612	-	0.25	1.45	(1.40)	(1.30)

(b) Subaccount incepted prior to 2019. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Internet
2019	189,172	11.99	22.93	2,320,006	-	0.25	1.45	19.93	21.45
2018	201,737	9.97	18.88	2,076,324	-	0.25	1.45	(7.43)	(6.30)
2017	137,915	10.76	20.15	1,541,358	-	0.25	1.45	28.16	29.67
2016	89,460	8.39	15.54	763,748	-	0.25	1.45	(0.08)	1.11
2015	260,536	8.38	15.37	2,237,610	-	0.25	1.45	3.57	4.91
Rydex VIF Inverse Dow 2x Strategy
2019	952,719	0.13	1.25	126,744	-	0.25	1.45	(38.73)	(36.84)
2018	1,418,568	0.21	2.04	289,726	-	0.25	1.45	(4.55)	(2.56)
2017	679,920	0.22	2.10	154,041	-	0.25	1.45	(41.67)	(40.54)
2016	4,856,361	0.37	3.60	1,958,774	-	0.25	1.45	(32.84)	(31.58)
2015	3,751,428	0.55	5.36	2,053,634	-	0.25	1.45	(11.99)	(11.01)
Rydex VIF Inverse Government Long Bond Strategy
2019	232,363	1.36	4.61	363,389	-	0.25	1.45	(17.07)	(15.97)
2018	361,018	1.64	5.55	676,145	-	0.25	1.45	(0.89)	0.43
2017	380,801	1.65	5.60	654,922	-	0.25	1.45	(12.77)	(11.90)
2016	452,800	1.89	6.42	892,941	-	0.25	1.45	(7.35)	(5.94)
2015	497,059	2.04	6.92	1,046,404	-	0.25	1.45	(5.46)	(4.35)
Rydex VIF Inverse Mid-Cap Strategy
2019	13,896	0.75	3.62	10,424	0.38	0.25	1.45	(23.79)	(22.64)
2018	12,383	0.98	4.75	12,075	-	0.25	1.45	6.03	7.24
2017	29,243	0.92	4.48	27,645	-	0.25	1.45	(17.34)	(16.29)
2016	74,000	1.11	5.42	110,224	-	0.25	1.45	(22.68)	(21.55)
2015	108,583	1.43	7.01	165,612	-	0.25	1.45	(5.40)	(4.13)
Rydex VIF Inverse NASDAQ-100® Strategy
2019	142,335	0.42	2.13	63,898	0.74	0.25	1.45	(31.15)	(29.91)
2018	181,691	0.61	3.09	114,538	-	0.25	1.45	(7.58)	(5.41)
2017	334,341	0.66	3.33	302,897	-	0.25	1.45	(27.92)	(26.92)
2016	713,922	0.91	4.62	809,884	-	0.25	1.45	(13.33)	(12.36)
2015	433,395	1.05	5.33	472,345	-	0.25	1.45	(16.72)	(15.64)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Inverse Russell 2000® Strategy
2019	40,626	0.69	3.64	28,102	0.65	0.25	1.45	(24.18)	(23.23)
2018	74,550	0.91	4.79	90,188	-	0.25	1.45	6.21	7.43
2017	255,790	0.85	4.51	218,138	-	0.25	1.45	(17.48)	(15.91)
2016	499,087	1.03	5.45	560,835	-	0.25	1.45	(23.78)	(23.11)
2015	426,946	1.34	7.15	575,007	-	0.25	1.45	(4.29)	(2.97)
Rydex VIF Inverse S&P 500 Strategy
2019	251,502	0.76	3.18	204,313	1.33	0.25	1.45	(26.22)	(25.38)
2018	123,788	1.03	4.31	176,961	-	0.25	1.45	(0.96)	0.52
2017	308,754	1.04	4.33	373,675	-	0.25	1.45	(20.99)	(20.00)
2016	678,501	1.31	5.48	1,027,201	-	0.25	1.45	(16.03)	(14.93)
2015	1,004,352	1.56	6.52	3,170,046	-	0.25	1.45	(8.56)	(7.40)
Rydex VIF Japan 2x Strategy
2019	47,961	12.01	13.27	577,247	1.28	0.25	1.45	32.97	34.63
2018	47,665	9.02	9.98	431,332	-	0.25	1.45	(26.29)	(25.42)
2017	77,534	12.16	13.54	948,244	-	0.25	1.45	43.74	45.38
2016	109,971	8.38	9.42	933,537	-	0.25	1.45	4.09	5.43
2015	200,324	7.97	9.05	1,632,257	-	0.25	1.45	7.10	8.42
Rydex VIF Leisure
2019	36,688	13.47	15.87	496,889	0.32	0.25	1.45	23.64	25.16
2018	50,599	10.88	12.68	552,940	0.38	0.25	1.45	(17.23)	(16.25)
2017	55,320	13.12	15.14	727,858	0.37	0.25	1.45	14.87	16.28
2016	50,477	11.41	13.02	576,753	0.27	0.25	1.45	4.80	6.11
2015	207,542	10.87	12.27	2,267,784	0.12	0.25	1.45	(4.08)	(2.93)
Rydex VIF Mid-Cap 1.5x Strategy
2019	49,922	15.79	27.05	1,305,513	0.82	0.25	1.45	30.17	31.83
2018	94,476	12.13	20.74	1,693,603	0.16	0.25	1.45	(22.94)	(21.99)
2017	110,631	15.74	26.87	2,589,298	-	0.25	1.45	17.11	18.52
2016	151,864	13.44	22.91	2,933,961	-	0.25	1.45	23.99	25.46
2015	182,430	10.84	18.45	3,052,475	-	0.25	1.45	(9.59)	(8.52)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF NASDAQ-100®
2019	529,272	20.70	29.39	11,765,578	0.09	0.25	1.45	30.93	32.51
2018	303,427	15.81	22.18	5,121,966	-	0.25	1.45	(6.12)	(4.97)
2017	317,132	16.84	23.34	5,795,893	-	0.25	1.45	25.39	26.92
2016	413,711	13.43	18.39	6,002,379	-	0.25	1.45	1.36	2.62
2015	659,936	13.25	17.92	9,311,223	-	0.25	1.45	3.52	4.73
Rydex VIF NASDAQ-100® 2x Strategy
2019	271,071	35.30	71.61	10,247,373	0.23	0.25	1.45	72.64	74.79
2018	511,277	20.41	40.97	10,921,698	-	0.25	1.45	(13.28)	(12.23)
2017	468,700	23.50	46.68	11,620,810	-	0.25	1.45	62.09	64.08
2016	609,466	14.47	28.45	9,240,006	-	0.25	1.45	4.85	6.12
2015	730,846	13.79	26.81	10,645,841	-	0.25	1.45	9.59	10.92
Rydex VIF Nova
2019	161,653	17.07	20.41	2,770,551	1.21	0.25	1.45	38.73	40.47
2018	153,171	12.28	14.59	1,932,670	0.19	0.25	1.45	(14.28)	(13.20)
2017	291,653	14.30	17.02	4,187,700	0.04	0.25	1.45	26.07	27.59
2016	311,455	11.33	13.50	3,546,761	-	0.25	1.45	10.66	12.04
2015	361,827	10.22	12.20	3,735,697	-	0.25	1.45	(5.06)	(3.94)
Rydex VIF Precious Metals
2019	457,383	5.18	9.86	4,255,233	-	0.25	1.45	45.44	47.16
2018	415,057	3.52	6.77	2,730,591	4.73	0.25	1.45	(20.30)	(19.24)
2017	462,659	4.37	8.48	3,851,108	4.93	0.25	1.45	2.44	3.71
2016	599,240	4.23	8.26	4,579,538	-	0.25	1.45	58.33	60.23
2015	732,140	2.64	5.21	3,783,615	5.58	0.25	1.45	(33.42)	(32.75)
Rydex VIF Real Estate
2019	314,855	9.28	16.28	4,841,119	2.53	0.25	1.45	19.06	20.51
2018	244,278	7.72	13.66	2,970,457	1.05	0.25	1.45	(11.41)	(10.33)
2017	208,961	8.62	15.39	3,089,828	3.41	0.25	1.45	1.99	3.28
2016	258,029	8.37	15.07	3,829,723	1.09	0.25	1.45	5.38	6.62
2015	559,833	7.86	14.28	6,896,374	1.99	0.25	1.45	(6.78)	(5.66)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Retailing
2019	56,056	11.92	16.29	817,853	-	0.25	1.45	19.08	20.49
2018	66,547	10.01	13.52	880,385	0.01	0.25	1.45	(7.49)	(6.31)
2017	42,427	10.82	14.58	593,650	-	0.25	1.45	7.88	9.24
2016	61,497	10.03	13.50	820,291	-	0.25	1.45	(4.02)	(2.94)
2015	78,169	10.45	14.05	1,089,881	-	0.25	1.45	(5.69)	(4.49)
Rydex VIF Russell 2000® 1.5x Strategy
2019	42,450	14.18	18.72	789,623	-	0.25	1.45	29.50	31.09
2018	56,858	10.95	14.43	774,642	-	0.25	1.45	(23.10)	(22.14)
2017	55,922	14.19	18.74	1,004,780	-	0.25	1.45	14.84	16.19
2016	96,345	12.24	16.30	1,487,106	-	0.25	1.45	24.75	26.19
2015	53,966	9.71	13.05	698,759	-	0.25	1.45	(13.04)	(11.93)
Rydex VIF Russell 2000® 2x Strategy
2019	114,744	11.72	16.04	1,376,187	0.49	0.25	1.45	40.70	42.51
2018	128,941	8.32	11.40	1,103,418	-	0.25	1.45	(29.41)	(28.61)
2017	363,929	11.77	16.15	4,313,602	-	0.25	1.45	20.79	22.29
2016	303,172	9.73	13.37	3,023,453	-	0.25	1.45	32.11	33.68
2015	273,620	7.35	10.12	2,014,132	-	0.25	1.45	(16.98)	(16.00)
Rydex VIF S&P 500 2x Strategy
2019	213,905	21.01	26.41	4,699,334	-	0.25	1.45	55.44	57.39
2018	240,815	13.50	16.99	3,454,861	0.05	0.25	1.45	(19.10)	(18.13)
2017	315,462	16.66	21.00	5,491,789	-	0.25	1.45	37.25	38.94
2016	313,971	12.12	15.30	3,905,031	-	0.25	1.45	15.12	16.46
2015	419,239	10.51	13.29	4,481,046	-	0.25	1.45	(5.94)	(4.77)
Rydex VIF S&P 500 Pure Growth
2019	296,824	14.84	20.62	5,194,166	-	0.25	1.45	21.04	22.59
2018	371,996	12.26	16.82	5,400,259	-	0.25	1.45	(9.72)	(8.69)
2017	523,214	13.58	18.42	8,216,326	-	0.25	1.45	18.91	20.47
2016	453,991	11.42	15.29	6,097,794	-	0.25	1.45	(1.89)	(0.71)
2015	852,235	11.64	15.40	11,828,712	-	0.25	1.45	(3.32)	(2.16)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF S&P 500 Pure Value
2019	556,955	12.71	15.60	8,442,234	0.80	0.25	1.45	17.90	19.38
2018	485,520	10.78	13.21	6,322,659	0.52	0.25	1.45	(17.08)	(16.12)
2017	347,842	13.00	15.92	5,411,096	0.59	0.25	1.45	10.83	12.15
2016	460,145	11.73	14.34	6,579,064	1.18	0.25	1.45	12.25	13.64
2015	432,385	10.45	12.75	5,507,023	0.96	0.25	1.45	(13.35)	(12.27)
Rydex VIF S&P MidCap 400 Pure Growth
2019	139,027	10.26	16.96	2,317,075	-	0.25	1.45	10.44	11.73
2018	180,111	9.29	15.30	2,725,305	-	0.25	1.45	(18.58)	(17.54)
2017	213,831	11.41	18.75	3,944,404	-	0.25	1.45	13.53	14.92
2016	188,182	10.05	16.48	3,073,113	-	0.25	1.45	(1.76)	(0.56)
2015	316,993	10.23	16.76	5,191,257	-	0.25	1.45	(3.13)	(1.95)
Rydex VIF S&P MidCap 400 Pure Value
2019	97,075	11.31	14.95	1,396,528	-	0.25	1.45	17.08	18.52
2018	89,567	9.66	12.74	1,122,304	-	0.25	1.45	(22.47)	(21.55)
2017	110,031	12.46	16.42	1,781,586	-	0.25	1.45	8.16	9.48
2016	328,287	11.52	15.15	4,806,569	0.43	0.25	1.45	23.34	24.73
2015	153,249	9.34	12.27	1,853,069	0.12	0.25	1.45	(15.70)	(14.68)
Rydex VIF S&P SmallCap 600 Pure Growth
2019	114,122	12.22	16.92	1,882,305	-	0.25	1.45	7.67	8.97
2018	200,950	11.35	15.69	3,105,745	-	0.25	1.45	(13.03)	(11.94)
2017	229,481	13.05	18.01	4,003,685	-	0.25	1.45	11.06	12.36
2016	291,990	11.75	16.20	4,597,782	-	0.25	1.45	13.53	14.88
2015	323,691	10.35	14.25	4,524,742	-	0.25	1.45	(4.78)	(3.57)
Rydex VIF S&P SmallCap 600 Pure Value
2019	100,093	9.37	11.65	1,147,321	0.31	0.25	1.45	15.39	16.76
2018	124,431	8.12	10.08	1,237,373	-	0.25	1.45	(24.04)	(23.07)
2017	167,938	10.69	13.25	2,157,980	-	0.25	1.45	(4.64)	(3.47)
2016	371,339	11.21	13.87	5,059,661	-	0.25	1.45	25.96	27.54
2015	134,182	8.90	11.00	1,463,028	-	0.25	1.45	(17.29)	(16.35)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Strengthening Dollar 2x Strategy
2019	53,414	4.55	9.83	242,829	1.12	0.25	1.45	0.10	1.18
2018	108,982	4.54	9.82	494,924	-	0.25	1.45	6.97	8.24
2017	117,027	4.24	9.18	496,109	-	0.25	1.45	(21.27)	(20.18)
2016	121,547	5.37	11.66	659,295	-	0.25	1.45	2.37	3.48
2015	205,121	5.24	11.39	1,079,200	-	0.25	1.45	8.37	9.80
Rydex VIF Technology
2019	323,722	11.82	20.83	4,179,299	-	0.25	1.45	33.67	35.26
2018	316,032	8.83	15.40	2,926,094	-	0.25	1.45	(5.79)	(4.64)
2017	422,487	9.36	16.15	4,118,435	-	0.25	1.45	26.85	28.38
2016	510,000	7.36	12.58	3,786,642	-	0.25	1.45	6.16	7.52
2015	689,537	6.92	11.70	4,963,157	-	0.25	1.45	(3.31)	(2.17)
Rydex VIF Telecommunications
2019	124,740	5.31	10.37	691,507	-	0.25	1.45	8.25	9.64
2018	128,999	4.90	9.58	656,865	0.74	0.25	1.45	(9.37)	(8.31)
2017	107,936	5.40	10.57	599,204	1.45	0.25	1.45	1.15	2.43
2016	253,289	5.33	10.45	1,369,674	0.27	0.25	1.45	12.37	13.67
2015	151,164	4.74	9.30	735,930	1.76	0.25	1.45	(10.83)	(9.71)
Rydex VIF Transportation
2019	21,410	12.67	15.20	321,919	-	0.25	1.45	16.99	18.36
2018	36,766	10.83	12.98	451,418	-	0.25	1.45	(23.57)	(22.63)
2017	120,188	14.17	16.95	1,880,865	0.09	0.25	1.45	16.72	18.16
2016	167,328	12.14	14.50	2,212,648	-	0.25	1.45	10.36	11.73
2015	55,927	11.00	13.12	720,345	-	0.25	1.45	(17.85)	(16.87)
Rydex VIF U.S. Government Money Market
2019	7,729,205	5.15	7.60	43,961,783	0.79	0.25	1.45	(3.43)	(2.38)
2018	12,318,299	5.33	7.87	78,108,112	0.45	0.25	1.45	(3.91)	(2.59)
2017	11,159,254	5.54	8.19	70,482,464	-	0.25	1.45	(4.32)	(3.17)
2016	8,503,695	5.78	8.56	53,142,557	-	0.25	1.45	(4.36)	(3.19)
2015	12,677,189	6.03	8.95	84,965,142	-	0.25	1.45	(4.38)	(3.21)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Rydex VIF Utilities
2019	485,122	10.11	15.63	5,436,315	0.27	0.25	1.45	13.74	15.18
2018	406,727	8.87	13.57	3,860,800	1.20	0.25	1.45	(0.67)	0.44
2017	490,807	8.93	13.51	4,899,581	2.16	0.25	1.45	6.17	7.48
2016	518,473	8.39	12.57	4,473,787	1.23	0.25	1.45	11.24	12.63
2015	518,870	7.53	11.16	3,922,198	2.05	0.25	1.45	(11.45)	(10.36)
Rydex VIF Weakening Dollar 2x Strategy
2019	43,395	3.76	4.76	163,093	0.94	0.25	1.45	(8.99)	(7.91)
2018	49,675	4.13	5.23	204,976	-	0.25	1.45	(15.37)	(14.51)
2017	58,363	4.88	6.18	285,004	-	0.25	1.45	14.02	15.63
2016	48,029	4.27	5.42	205,240	-	0.25	1.45	(12.72)	(11.76)
2015	54,868	4.84	6.21	268,063	-	0.25	1.45	(20.39)	(19.44)
SEI VP Balanced Strategy
2019	-	9.86	10.56	-	1.37	0.25	1.45	11.66	12.94
2018	26,265	8.83	9.35	232,035	2.11	0.25	1.45	(10.90)	(9.75)
2017	25,488	9.91	10.36	252,760	1.42	0.25	1.45	6.44	7.69
2016	29,150	9.31	9.62	272,674	2.21	0.25	1.45	2.20	3.44
2015	28,363	9.11	9.30	259,110	2.25	0.25	1.45	(7.61)	(6.44)
SEI VP Conservative Strategy
2019	3,747	9.07	9.71	34,930	2.34	0.25	1.45	4.37	5.54
2018	3,637	8.69	9.20	32,349	1.55	0.25	1.45	(6.56)	(5.45)
2017	3,529	9.30	9.73	33,421	0.81	0.25	1.45	0.22	1.57
2016	10,826	9.28	9.58	102,721	2.09	0.25	1.45	(0.75)	0.42
2015	4,766	9.35	9.54	44,826	1.97	0.25	1.45	(4.79)	(3.64)
SEI VP Defensive Strategy
2019	15,190	8.51	9.11	129,215	1.60	0.25	1.45	1.31	2.47
2018	17,802	8.40	8.89	149,554	1.23	0.25	1.45	(5.30)	(4.10)
2017	17,275	8.87	9.27	153,171	1.26	0.25	1.45	(1.99)	(0.86)
2016	16,764	9.05	9.35	151,782	0.63	0.25	1.45	(2.37)	(1.16)
2015	17,703	9.27	9.46	164,148	0.98	0.25	1.45	(4.83)	(3.67)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

SEI VP Market Growth Strategy
2019	1,986	10.14	10.86	20,150	2.86	0.25	1.45	13.42	14.80
2018	1,927	8.94	9.46	17,241	2.00	0.25	1.45	(12.09)	(11.09)
2017	1,870	10.17	10.64	19,034	2.75	0.25	1.45	8.77	10.14
2016	-	9.35	9.66	-	-	0.25	1.45	2.75	3.98
2015	-	9.10	9.29	-	5.65	0.25	1.45	(7.89)	(6.73)
SEI VP Market Plus Strategy
2019	4,274	10.71	11.47	48,486	2.56	0.25	1.45	16.41	17.88
2018	4,148	9.20	9.73	40,024	1.42	0.25	1.45	(14.18)	(13.20)
2017	7,325	10.72	11.21	81,517	1.42	0.25	1.45	13.20	14.62
2016	7,108	9.47	9.78	69,185	1.93	0.25	1.45	3.38	4.71
2015	6,948	9.16	9.34	64,718	1.23	0.25	1.45	(8.03)	(6.97)
SEI VP Moderate Strategy
2019	4,735	9.77	10.47	46,942	3.32	0.25	1.45	8.31	9.75
2018	3,491	9.02	9.54	31,477	1.82	0.25	1.45	(8.24)	(7.11)
2017	3,387	9.83	10.27	33,293	1.76	0.25	1.45	3.36	4.58
2016	3,287	9.51	9.82	31,271	3.66	0.25	1.45	1.39	2.61
2015	-	9.38	9.57	-	-	0.25	1.45	(5.54)	(4.40)
T. Rowe Price Blue Chip Growth
2019	122,095	19.30	25.86	2,806,288	-	0.25	1.45	23.96	25.47
2018	134,712	15.57	20.61	2,456,867	-	0.25	1.45	(2.81)	(1.62)
2017	234,213	16.02	20.95	4,533,966	-	0.25	1.45	29.93	31.51
2016	134,419	12.33	15.93	1,998,292	-	0.25	1.45	(3.90)	(2.69)
2015	153,206	12.83	16.37	2,368,088	-	0.25	1.45	5.95	7.20
T. Rowe Price Capital Appreciation
2019	441,432	17.31	18.13	7,983,811	1.28	0.90	1.25	18.97	19.43
2018	460,243	14.55	15.18	6,969,674	1.95	0.90	1.25	(3.77)	(3.50)
2017	487,349	15.12	15.73	7,651,030	0.89	0.90	1.25	10.20	10.62
2016	514,456	13.72	14.22	7,300,939	1.17	0.90	1.25	3.39	3.72
2015	561,065	13.27	13.71	7,675,128	1.20	0.90	1.25	0.68	1.11

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

T. Rowe Price Equity Income
2019	40,587	12.69	16.50	608,763	2.04	0.25	1.45	20.51	22.04
2018	36,036	10.53	13.52	440,772	1.39	0.25	1.45	(13.62)	(12.61)
2017	67,493	12.19	15.47	987,840	1.50	0.25	1.45	10.72	12.02
2016	66,459	11.01	13.81	883,554	1.92	0.25	1.45	13.62	15.08
2015	70,585	9.69	12.00	805,694	1.69	0.25	1.45	(11.10)	(10.11)
T. Rowe Price Growth Stock
2019	325,359	20.19	21.15	6,879,144	-	0.90	1.25	24.71	25.15
2018	350,085	16.19	16.90	5,910,162	-	0.90	1.25	(5.65)	(5.32)
2017	359,233	17.16	17.85	6,410,050	-	0.90	1.25	27.39	27.87
2016	350,682	13.47	13.96	4,894,584	-	0.90	1.25	(3.30)	(2.92)
2015	359,103	13.93	14.38	5,165,459	-	0.90	1.25	5.69	6.05
T. Rowe Price Health Sciences
2019	534,442	17.02	31.45	9,452,204	-	0.25	1.45	23.07	24.51
2018	517,167	13.73	25.26	7,368,834	-	0.25	1.45	(3.57)	(2.36)
2017	565,398	14.14	25.87	8,172,690	-	0.25	1.45	21.83	23.25
2016	617,883	11.53	20.99	7,281,474	-	0.25	1.45	(14.66)	(13.59)
2015	888,873	13.41	24.29	12,320,170	-	0.25	1.45	7.57	8.87
T. Rowe Price Limited-Term Bond
2019	5,068	8.08	8.34	41,120	0.88	0.25	1.45	(0.49)	0.72
2018	21,356	8.12	8.28	173,840	1.36	0.25	1.45	(3.45)	(2.24)
2017	26,626	8.36	8.47	222,916	1.28	0.25	1.45	(3.56)	(2.42)
2016	32,569	8.58	8.72	280,395	1.45	0.25	1.45	(3.33)	(2.14)
2015	36,751	8.79	9.02	324,277	0.84	0.25	1.45	(4.35)	(3.17)
T. Rowe Price Retirement 2010
2019	132	11.58	11.58	1,520	1.82	0.90	0.90	11.13	11.13
2018	128	10.42	10.42	1,332	1.68	0.90	0.90	(7.71)	(7.71)
2017	125	11.29	11.29	1,407	0.87	0.90	0.90	6.81	6.81
2016	304	10.57	10.57	3,214	0.71	0.90	0.90	2.42	2.42
2015	925	10.32	10.32	9,539	1.12	0.90	0.90	(4.97)	(4.97)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

T. Rowe Price Retirement 2015
2019	10,635	12.26	12.26	130,346	2.86	0.90	0.90	12.37	12.37
2018	1,965	10.91	10.91	21,417	1.60	0.90	0.90	(8.32)	(8.32)
2017	1,872	11.90	11.90	22,271	1.31	0.90	0.90	8.48	8.48
2016	2,271	10.97	10.97	24,893	1.02	0.90	0.90	2.72	2.72
2015	3,980	10.68	10.68	42,496	1.19	0.90	0.90	(4.90)	(4.90)
T. Rowe Price Retirement 2020
2019	8,155	13.02	13.02	106,182	1.79	0.90	0.90	14.11	14.11
2018	6,988	11.41	11.41	79,666	1.01	0.90	0.90	(9.01)	(9.01)
2017	12,607	12.54	12.54	158,075	1.42	0.90	0.90	10.78	10.78
2016	11,419	11.32	11.32	129,296	1.84	0.90	0.90	2.82	2.82
2015	4,243	11.01	11.01	46,712	1.47	0.90	0.90	(4.68)	(4.68)
T. Rowe Price Retirement 2025
2019	5,394	13.71	13.71	73,958	1.52	0.90	0.90	15.89	15.89
2018	5,905	11.83	11.83	69,903	1.10	0.90	0.90	(9.83)	(9.83)
2017	8,385	13.12	13.12	109,989	1.57	0.90	0.90	12.62	12.62
2016	4,661	11.65	11.65	54,303	0.98	0.90	0.90	2.92	2.92
2015	7,034	11.32	11.32	79,620	1.30	0.90	0.90	(4.39)	(4.39)
T. Rowe Price Retirement 2030
2019	12,370	14.33	14.33	177,268	1.68	0.90	0.90	17.27	17.27
2018	8,524	12.22	12.22	104,193	1.84	0.90	0.90	(10.34)	(10.34)
2017	2,826	13.63	13.63	38,526	1.30	0.90	0.90	14.35	14.35
2016	1,873	11.92	11.92	22,346	1.12	0.90	0.90	3.03	3.03
2015	1,827	11.57	11.57	21,151	1.83	0.90	0.90	(4.38)	(4.38)
T. Rowe Price Retirement 2035
2019	4,224	14.78	14.78	62,441	1.71	0.90	0.90	18.43	18.43
2018	2,109	12.48	12.48	26,321	1.15	0.90	0.90	(10.98)	(10.98)
2017	1,694	14.02	14.02	23,749	1.17	0.90	0.90	15.68	15.68
2016	1,350	12.12	12.12	16,349	0.88	0.90	0.90	3.06	3.06
2015	1,626	11.76	11.76	19,130	0.65	0.90	0.90	(4.16)	(4.16)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

T. Rowe Price Retirement 2040
2019	3,207	15.11	15.11	48,477	0.68	0.90	0.90	19.35	19.35
2018	8,532	12.66	12.66	108,067	0.93	0.90	0.90	(11.28)	(11.28)
2017	8,239	14.27	14.27	117,620	0.44	0.90	0.90	16.68	16.68
2016	2,741	12.23	12.23	33,515	1.17	0.90	0.90	3.03	3.03
2015	1,026	11.87	11.87	12,178	1.79	0.90	0.90	(4.20)	(4.20)
T. Rowe Price Retirement 2045
2019	63	15.21	15.21	963	2.08	0.90	0.90	19.95	19.95
2018	-	12.68	12.68	-	-	0.90	0.90	(11.58)	(11.58)
2017	-	14.34	14.34	-	-	0.90	0.90	17.16	17.16
2016	-	12.24	12.24	-	-	0.90	0.90	3.03	3.03
2015	-	11.88	11.88	-	-	0.90	0.90	(4.12)	(4.12)
T. Rowe Price Retirement 2050
2019	204	15.20	15.20	3,108	1.32	0.90	0.90	19.87	19.87
2018	126	12.68	12.68	1,600	1.60	0.90	0.90	(11.51)	(11.51)
2017	10	14.33	14.33	150	-	0.90	0.90	17.08	17.08
2016	-	12.24	12.24	-	-	0.90	0.90	3.12	3.12
2015	-	11.87	11.87	-	-	0.90	0.90	(4.12)	(4.12)
T. Rowe Price Retirement 2055
2019	2,602	15.19	15.19	39,532	1.15	0.90	0.90	19.89	19.89
2018	2,450	12.67	12.67	31,037	0.81	0.90	0.90	(11.58)	(11.58)
2017	2,384	14.33	14.33	34,171	0.90	0.90	0.90	17.08	17.08
2016	2,319	12.24	12.24	28,384	0.92	0.90	0.90	3.12	3.12
2015	2,257	11.87	11.87	26,799	1.82	0.90	0.90	(4.12)	(4.12)
T. Rowe Price Retirement Balanced
2019	16,127	10.88	10.88	175,496	1.58	0.90	0.90	10.34	10.34
2018	14,319	9.86	9.86	141,187	0.89	0.90	0.90	(7.50)	(7.50)
2017	25,526	10.66	10.66	271,966	1.88	0.90	0.90	5.65	5.65
2016	17,031	10.09	10.09	171,815	1.45	0.90	0.90	1.92	1.92
2015	6,570	9.90	9.90	65,071	1.12	0.90	0.90	(5.08)	(5.08)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Templeton Developing Markets VIP Fund
2019	319,000	10.15	20.82	5,635,375	0.86	0.25	1.45	21.19	22.70
2018	290,225	8.37	17.18	3,965,864	0.75	0.25	1.45	(19.52)	(18.50)
2017	431,026	10.40	21.33	7,306,044	1.04	0.25	1.45	34.19	35.94
2016	271,539	7.75	15.89	3,793,833	0.78	0.25	1.45	12.38	13.64
2015	213,165	6.89	14.14	2,749,594	2.50	0.25	1.45	(23.19)	(22.18)
Templeton Foreign VIP Fund
2019	223,463	8.51	14.39	2,276,332	1.62	0.25	1.45	7.57	8.93
2018	269,291	7.91	13.21	2,585,738	2.71	0.25	1.45	(19.14)	(18.15)
2017	304,827	9.78	16.14	3,508,060	2.52	0.25	1.45	11.64	12.95
2016	207,286	8.76	14.29	2,145,416	2.34	0.25	1.45	2.46	3.78
2015	200,466	8.55	13.77	1,839,501	4.05	0.25	1.45	(10.58)	(9.53)
Templeton Global Bond VIP Fund
2019	225,703	8.16	9.00	1,951,495	6.97	0.25	1.45	(2.39)	(1.32)
2018	255,852	8.36	9.12	2,244,653	-	0.25	1.45	(2.56)	(1.30)
2017	223,698	8.58	9.24	1,997,443	-	0.25	1.45	(2.50)	(1.39)
2016	248,296	8.80	9.37	2,257,959	-	0.25	1.45	(1.57)	(0.32)
2015	209,877	8.94	9.40	1,931,397	8.78	0.25	1.45	(8.50)	(7.39)
Templeton Growth VIP Fund
2019	380	9.94	11.97	3,771	2.76	0.25	1.45	10.20	11.45
2018	368	9.02	10.74	3,323	2.09	0.25	1.45	(18.59)	(17.57)
2017	357	11.08	13.03	3,960	1.62	0.25	1.45	13.29	14.70
2016	5,918	9.78	11.36	65,978	1.76	0.25	1.45	4.82	6.07
2015	6,999	9.33	10.71	73,813	2.02	0.25	1.45	(10.55)	(9.47)
Third Avenue Value
2019	2,052	8.62	9.34	17,694	0.28	0.25	1.45	7.62	8.86
2018	1,992	8.01	8.58	15,964	2.03	0.25	1.45	(23.86)	(22.84)
2017	1,933	10.52	11.12	20,337	0.85	0.25	1.45	8.57	9.88
2016	1,875	9.69	10.12	18,165	0.80	0.25	1.45	7.43	8.70
2015	1,820	9.02	9.31	16,425	4.04	0.25	1.45	(12.93)	(11.84)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

VanEck VIP Global Gold
2019	22,239	8.56	9.22	204,382	-	0.25	1.45	32.66	34.37
2018	22,464	6.39	6.95	156,082	2.99	0.25	1.45	(20.21)	(19.35)
2017	23,841	7.93	8.71	207,697	7.10	0.25	1.45	7.80	9.28
2016	108,028	7.28	8.08	803,122	0.16	0.25	1.45	41.51	43.16
2015	19,085	5.09	5.71	104,977	-	0.25	1.45	(27.45)	(26.65)
VanEck VIP Global Hard Assets
2019	19,680	3.86	5.00	94,280	-	0.25	1.45	6.61	7.97
2018	20,805	3.58	4.69	92,578	-	0.25	1.45	(31.53)	(30.67)
2017	33,181	5.18	6.85	217,335	-	0.25	1.45	(6.29)	(5.06)
2016	92,026	5.47	7.31	586,007	0.08	0.25	1.45	37.15	38.60
2015	10,504	3.95	5.33	46,644	0.03	0.25	1.45	(36.55)	(35.65)
Vanguard® VIF Balanced (b)
2019	58,693	12.11	12.77	731,574	2.47	0.25	1.85	16.67	18.46
2018	49,218	10.38	10.78	523,334	13.39	0.65	1.85	(7.98)	(6.83)
2017	10,036	11.28	11.57	113,284	0.68	0.65	1.85	9.30	10.61
2016	1,785	10.32	10.46	18,436	-	0.65	1.85	5.74	6.95
2015	-	9.76	9.78	-	-	0.65	1.85	(2.40)	(2.20)
Vanguard® VIF Capital Growth (b)
2019	61,457	14.42	15.21	909,794	1.65	0.25	1.85	20.57	22.46
2018	30,392	11.96	12.42	364,781	0.90	0.65	1.85	(5.90)	(4.75)
2017	27,594	12.71	13.04	351,810	0.93	0.65	1.85	22.68	24.19
2016	13,390	10.36	10.50	138,912	-	0.65	1.85	5.61	6.92
2015	-	9.81	9.82	-	-	0.65	1.85	(1.90)	(1.80)
Vanguard® VIF Conservative Allocation (b)
2019	123,092	10.68	11.27	1,349,658	1.45	0.25	1.85	10.33	12.03
2018	53,425	9.68	10.06	518,882	2.99	0.65	1.85	(7.63)	(6.42)
2017	155,171	10.48	10.75	1,627,133	0.92	0.65	1.85	5.65	6.86
2016	47,193	9.92	10.06	468,332	2.69	0.65	1.85	0.92	2.24
2015	-	9.83	9.84	-	-	0.65	1.85	(1.70)	(1.60)

(b) Subaccount incepted prior to 2019. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Vanguard® VIF Diversified Value (b)
2019	34,678	11.64	12.28	411,821	2.29	0.25	1.85	19.75	21.70
2018	23,329	9.72	10.09	227,996	2.79	0.65	1.85	(13.45)	(12.41)
2017	21,910	11.23	11.52	246,959	3.06	0.65	1.85	7.77	9.09
2016	12,111	10.42	10.56	126,140	-	0.65	1.85	7.64	8.87
2015	-	9.68	9.70	-	-	0.65	1.85	(3.20)	(3.00)
Vanguard® VIF Equity Income (b)
2019	82,724	12.80	13.51	1,094,241	2.44	0.25	1.85	18.52	20.41
2018	77,330	10.80	11.22	854,005	1.52	0.65	1.85	(10.45)	(9.30)
2017	57,757	12.06	12.37	701,831	2.18	0.65	1.85	12.61	14.01
2016	39,356	10.71	10.85	422,616	-	0.65	1.85	9.62	10.94
2015	-	9.77	9.78	-	-	0.65	1.85	(2.30)	(2.20)
Vanguard® VIF Equity Index (b)
2019	36,318	13.66	14.42	516,380	0.48	0.25	1.85	24.98	27.05
2018	5,748	10.93	11.35	64,422	-	0.65	1.85	(8.99)	(7.87)
2017	1,964	12.01	12.32	24,105	1.66	0.65	1.85	15.81	17.22
2016	1,001	10.37	10.51	10,497	-	0.65	1.85	6.58	7.79
2015	-	9.73	9.75	-	-	0.65	1.85	(2.70)	(2.50)
Vanguard® VIF Growth (b)
2019	7,851	14.10	14.88	111,198	0.41	0.25	1.85	27.49	29.50
2018	7,835	11.06	11.49	86,947	0.34	0.65	1.85	(4.57)	(3.45)
2017	7,641	11.59	11.90	88,798	0.81	0.65	1.85	24.62	26.33
2016	883	9.30	9.42	8,203	-	0.65	1.85	(5.78)	(4.66)
2015	-	9.87	9.88	-	-	0.65	1.85	(1.30)	(1.20)
Vanguard® VIF High Yield Bond (b)
2019	83,688	10.77	11.37	941,573	6.22	0.25	1.85	10.12	12.02
2018	45,030	9.78	10.15	453,510	5.25	0.65	1.85	(7.30)	(6.28)
2017	41,551	10.55	10.83	447,313	6.20	0.65	1.85	1.93	3.14
2016	33,839	10.35	10.50	350,373	8.78	0.65	1.85	6.05	7.36
2015	-	9.76	9.78	-	-	0.65	1.85	(2.40)	(2.20)

(b) Subaccount incepted prior to 2019. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Vanguard® VIF International (b)
2019	118,105	13.29	14.02	1,637,641	1.15	0.25	1.85	25.02	26.99
2018	83,700	10.63	11.04	914,398	0.56	0.65	1.85	(16.76)	(15.73)
2017	43,225	12.77	13.10	558,355	0.14	0.65	1.85	35.85	37.46
2016	409	9.40	9.53	3,841	2.81	0.65	1.85	(2.89)	(1.75)
2015	-	9.68	9.70	-	-	0.65	1.85	(3.20)	(3.00)
Vanguard® VIF Mid-Cap Index (b)
2019	71,205	12.57	13.26	914,575	0.62	0.25	1.85	24.70	26.65
2018	23,079	10.08	10.47	239,540	2.47	0.65	1.85	(13.62)	(12.60)
2017	12,213	11.67	11.98	145,631	4.24	0.65	1.85	13.41	14.86
2016	3,441	10.29	10.43	35,801	0.69	0.65	1.85	5.86	7.08
2015	-	9.72	9.74	-	-	0.65	1.85	(2.80)	(2.60)
Vanguard® VIF Moderate Allocation (b)
2019	156,912	11.30	11.92	1,843,165	1.80	0.25	1.85	13.91	15.73
2018	69,190	9.92	10.30	701,714	2.03	0.65	1.85	(9.49)	(8.36)
2017	67,773	10.96	11.24	753,688	3.46	0.65	1.85	9.38	10.63
2016	82	10.02	10.16	833	1.92	0.65	1.85	2.45	3.78
2015	-	9.78	9.79	-	-	0.65	1.85	(2.20)	(2.10)
Vanguard® VIF Short Term Investment Grade (b)
2019	92,945	9.13	9.63	885,722	2.74	0.25	1.85	0.66	2.34
2018	103,551	9.07	9.41	967,505	0.96	0.65	1.85	(3.72)	(2.59)
2017	27,655	9.42	9.66	266,214	2.47	0.65	1.85	(2.79)	(1.63)
2016	5,620	9.69	9.82	55,105	10.33	0.65	1.85	(2.12)	(0.91)
2015	-	9.90	9.91	-	-	0.65	1.85	(1.00)	(0.90)
Vanguard® VIF Small Company Growth (b)
2019	11,430	13.44	14.18	160,749	0.74	0.25	1.85	21.96	23.95
2018	36,465	11.02	11.44	414,290	0.32	0.65	1.85	(11.63)	(10.63)
2017	12,252	12.47	12.80	155,776	1.68	0.65	1.85	17.53	19.07
2016	2,288	10.61	10.75	24,552	-	0.65	1.85	9.49	10.82
2015	-	9.69	9.70	-	-	0.65	1.85	(3.10)	(3.00)

(b) Subaccount incepted prior to 2019. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Vanguard® VIF Total Bond Market Index (b)
2019	290,954	9.39	9.91	2,852,581	2.33	0.25	1.85	3.53	5.20
2018	190,057	9.07	9.42	1,778,827	1.94	0.65	1.85	(4.93)	(3.68)
2017	102,615	9.54	9.78	998,805	0.81	0.65	1.85	(1.34)	(0.31)
2016	54,207	9.67	9.81	527,472	2.69	0.65	1.85	(2.42)	(1.21)
2015	-	9.91	9.93	-	-	0.65	1.85	(0.90)	(0.70)
Vanguard® VIF Total Stock Market Index (b)
2019	116,239	13.48	14.22	1,623,787	1.12	0.25	1.85	24.58	26.51
2018	65,181	10.82	11.24	719,633	1.25	0.65	1.85	(9.83)	(8.77)
2017	42,982	12.00	12.32	519,140	1.75	0.65	1.85	15.16	16.67
2016	33,987	10.42	10.56	355,397	-	0.65	1.85	7.20	8.53
2015	-	9.72	9.73	-	-	0.65	1.85	(2.80)	(2.70)
Vanguard® VIF Global Bond Index (a)
2019	-	10.18	10.30	-	-	0.25	1.85	1.80	3.00
Vanguard® VIF Real Estate Index (b)
2019	14,711	11.54	12.18	172,402	1.40	0.25	1.85	22.64	24.67
2018	3,798	9.41	9.77	35,948	2.32	0.65	1.85	(9.78)	(8.69)
2017	12,262	10.43	10.70	128,371	1.58	0.65	1.85	(0.19)	0.94
2016	38,764	10.45	10.60	407,492	1.03	0.65	1.85	3.16	4.54
2015	-	10.13	10.14	-	-	0.65	1.85	1.30	1.40
Vanguard® VIF Total International Stock Market Index (a)
2019	28,834	10.44	10.55	303,348	-	0.25	1.85	4.40	5.50
Victory RS Partners (e)
2019	20,357	26.65	26.65	542,958	0.90	0.90	0.90	25.71	25.71
2018	22,021	21.20	21.20	467,217	0.34	0.90	0.90	(15.44)	(15.44)
2017	24,094	25.07	25.07	604,181	-	0.90	0.90	9.86	9.86
2016	27,855	22.82	22.82	635,858	-	0.90	0.90	19.29	19.29
2015	39,711	19.13	19.13	759,817	-	0.90	0.90	(14.14)	(14.14)

(a) New subaccount. See Note 1.
(b) Subaccount incepted prior to 2019. See Note 1.
(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Victory RS Science and Technology
2019	40,788	28.98	30.35	1,238,664	-	0.90	1.25	33.55	34.00
2018	41,311	21.70	22.65	936,054	-	0.90	1.25	(4.87)	(4.55)
2017	27,283	22.81	23.73	647,735	-	0.90	1.25	38.66	39.26
2016	14,507	16.45	17.04	247,453	-	0.90	1.25	9.08	9.44
2015	16,897	15.08	15.57	263,322	-	0.90	1.25	1.48	1.83
Victory RS Value
2019	174,502	13.58	14.22	2,478,079	0.63	0.90	1.25	25.97	26.29
2018	157,206	10.78	11.26	1,770,118	0.55	0.90	1.25	(14.51)	(14.11)
2017	206,943	12.61	13.11	2,708,008	0.19	0.90	1.25	12.49	12.92
2016	150,070	11.21	11.61	1,743,445	0.26	0.90	1.25	6.36	6.61
2015	343,769	10.54	10.89	3,734,759	-	0.90	1.25	(10.14)	(9.78)
Virtus Ceredex Mid Cap Value Equity
2019	25,192	17.60	17.60	443,713	0.96	0.90	0.90	27.63	27.63
2018	18,509	13.79	13.79	255,628	0.71	0.90	0.90	(11.60)	(11.60)
2017	20,243	15.60	15.60	315,963	0.79	0.90	0.90	6.92	6.92
2016	10,832	14.59	14.59	157,995	1.08	0.90	0.90	15.24	15.24
2015	8,758	12.66	12.66	110,852	1.18	0.90	0.90	(9.83)	(9.83)
Virtus Duff & Phelps Real Estate Securities Series
2019	8,142	12.58	13.17	102,826	1.65	0.25	1.45	21.90	23.43
2018	9,732	10.32	10.67	101,083	1.09	0.25	1.45	(10.65)	(9.58)
2017	20,752	11.55	11.80	240,819	1.36	0.25	1.45	1.40	2.61
2016	26,388	11.39	11.50	300,939	1.91	0.25	1.45	2.15	3.42
2015	21,616	11.06	11.15	239,880	1.52	0.25	1.45	(2.11)	(0.89)
Virtus KAR Small-Cap Growth Series
2019	46,042	24.57	26.32	1,162,475	-	0.25	1.45	31.32	32.93
2018	34,521	18.71	19.80	653,197	-	0.25	1.45	6.79	8.08
2017	30,184	17.52	18.32	541,210	-	0.25	1.45	34.67	36.41
2016	17,971	13.01	13.43	239,091	-	0.25	1.45	20.46	21.87
2015	3,166	10.80	11.02	34,777	-	0.25	1.45	(3.66)	(2.48)

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Virtus Newfleet Multi-Sector Intermediate Bond Series
2019	61,550	9.71	10.04	608,302	2.72	0.25	1.45	5.66	6.92
2018	112,337	9.19	9.39	1,037,703	3.88	0.25	1.45	(6.89)	(5.82)
2017	116,112	9.87	9.97	1,145,914	7.21	0.25	1.45	2.07	3.32
2016	21,033	9.58	9.67	201,632	4.51	0.25	1.45	4.54	5.81
2015	18,543	9.07	9.25	168,573	4.44	0.25	1.45	(5.61)	(4.40)
Virtus SGA International Growth Series (c)
2019	93,139	7.64	7.90	728,469	0.67	0.25	1.45	13.35	14.83
2018	152,149	6.74	6.88	1,037,519	3.30	0.25	1.45	(20.33)	(19.34)
2017	116,344	8.45	8.53	985,433	1.79	0.25	1.45	10.88	12.24
2016	53,340	7.55	7.63	403,715	0.79	0.25	1.45	(5.92)	(4.76)
2015	7,389	7.94	8.11	58,654	1.55	0.25	1.45	(14.36)	(13.36)
Virtus Strategic Allocation Series
2019	6,443	11.93	13.18	76,847	1.29	0.25	1.45	21.98	23.52
2018	6,428	9.78	10.67	62,868	2.61	0.25	1.45	(10.03)	(8.96)
2017	1,008	10.87	11.72	10,957	1.94	0.25	1.45	13.82	15.13
2016	978	9.55	10.18	9,345	1.70	0.25	1.45	(3.63)	(2.40)
2015	949	9.91	10.43	9,405	1.75	0.25	1.45	(9.50)	(8.35)
Voya MidCap Opportunities Portfolio
2019	839	14.12	18.26	11,803	0.09	0.25	1.45	23.32	24.73
2018	814	11.45	14.64	9,292	-	0.25	1.45	(11.92)	(10.84)
2017	-	13.00	16.42	-	-	0.25	1.45	19.05	20.56
2016	-	10.92	13.62	-	-	0.25	1.45	2.25	3.50
2015	-	10.68	13.16	-	-	0.25	1.45	(4.22)	(3.09)
VY Clarion Global Real Estate Portfolio
2019	9,769	10.36	11.67	108,611	2.48	0.25	1.45	18.81	20.19
2018	9,835	8.72	9.71	91,286	4.82	0.25	1.45	(12.89)	(11.73)
2017	10,513	10.01	11.00	111,883	3.32	0.25	1.45	5.59	6.90
2016	12,161	9.48	10.29	121,223	0.64	0.25	1.45	(3.85)	(2.83)
2015	12,858	9.86	10.59	131,918	2.28	0.25	1.45	(6.18)	(4.94)

(c) Name change. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

VY Clarion Real Estate Portfolio
2019	-	12.02	14.11	-	-	0.25	1.45	22.40	23.88
2018	-	9.82	11.39	-	-	0.25	1.45	(11.85)	(10.74)
2017	8,136	11.14	12.76	102,788	3.12	0.25	1.45	0.45	1.67
2016	2,900	11.09	12.55	33,581	1.85	0.25	1.45	(0.45)	0.72
2015	5,139	11.14	12.46	61,114	0.33	0.25	1.45	(1.68)	(0.56)
Wells Fargo Growth (e)
2019	41,791	20.63	36.22	863,397	-	0.90	1.25	31.36	31.82
2018	48,548	15.65	27.52	760,459	-	0.90	1.25	(4.04)	(3.69)
2017	56,550	16.25	28.64	919,728	-	0.90	1.25	28.97	29.48
2016	59,764	12.55	22.17	750,834	-	0.90	1.25	(5.05)	(4.71)
2015	69,364	13.17	23.32	914,503	-	0.90	1.25	(1.74)	(1.42)
Wells Fargo International Equity VT
2019	4,119	9.85	10.07	40,769	3.72	0.25	1.45	10.43	11.76
2018	3,997	8.87	9.01	35,461	8.67	0.25	1.45	(20.92)	(19.91)
2017	6,515	11.10	11.28	72,318	2.73	0.25	1.45	18.99	20.32
2016	2,625	9.24	9.48	24,260	3.46	0.25	1.45	(1.25)	(1.25)
2015	4,194	9.26	9.60	39,437	4.77	0.25	1.45	(2.64)	(1.48)
Wells Fargo Large Cap Core
2019	81,316	13.59	19.23	1,111,757	1.51	0.90	1.25	22.26	22.76
2018	123,075	11.07	15.69	1,425,019	0.98	0.90	1.25	(12.51)	(12.28)
2017	112,246	12.62	17.92	1,425,080	0.68	0.90	1.25	18.08	18.50
2016	91,078	10.65	15.15	977,333	0.70	0.90	1.25	3.83	4.21
2015	105,574	10.22	14.57	1,110,476	0.25	0.90	1.25	(3.99)	(3.68)
Wells Fargo Omega Growth VT
2019	12,214	17.26	21.54	211,753	-	0.25	1.45	31.06	32.72
2018	15,338	13.17	16.23	203,815	-	0.25	1.45	(4.08)	(2.93)
2017	5,495	13.73	16.72	75,408	0.01	0.25	1.45	28.68	30.22
2016	4,198	10.67	12.84	44,741	-	0.25	1.45	(3.87)	(2.65)
2015	5,414	11.10	13.19	62,615	-	0.25	1.45	(3.06)	(1.93)

(e) Closed to new investments. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

Subaccount	Units	Unit Values Lowest ($) (4)	Unit Values Highest ($) (4)	Net Assets ($)	Investment Income Ratios (%) (1)	Expense Ratios Lowest (%) (2)	Expense Ratios Highest (%) (2)	Total Returns Lowest (%) (3)(4)	Total Returns Highest (%) (3)(4)

Wells Fargo Opportunity
2019	49,705	17.00	25.17	857,131	0.24	0.90	1.25	25.82	26.30
2018	52,952	13.46	19.97	727,250	-	0.90	1.25	(11.21)	(10.92)
2017	62,734	15.11	22.46	978,852	0.38	0.90	1.25	15.00	15.43
2016	74,963	13.09	19.50	1,020,518	0.40	0.90	1.25	7.27	7.56
2015	48,751	12.17	18.16	594,659	1.15	0.90	1.25	(7.38)	(6.96)
Wells Fargo Opportunity VT
2019	96,624	14.61	19.00	1,790,052	0.31	0.25	1.45	25.73	27.26
2018	96,174	11.62	15.04	1,434,652	0.19	0.25	1.45	(11.23)	(10.11)
2017	107,931	13.09	16.93	1,812,304	0.67	0.25	1.45	15.23	16.56
2016	113,648	11.36	14.69	1,668,898	2.06	0.25	1.45	7.27	8.61
2015	131,578	10.59	13.68	1,797,554	0.12	0.25	1.45	(7.27)	(6.15)
Wells Fargo Small Company Value (d)
2019	508,901	10.78	10.79	5,488,889	0.78	0.90	1.25	7.80	7.90
2018	264,080	12.40	20.48	4,787,103	-	0.90	1.25	(22.21)	(21.92)
2017	330,567	11.48	18.87	5,488,020	-	0.90	1.25	(14.46)	(14.15)
2016	298,003	14.61	24.05	6,317,715	-	0.90	1.25	27.26	27.70
2015	277,097	15.94	26.28	6,433,987	-	0.90	1.25	9.10	9.50
Western Asset Variable Global High Yield Bond
2019	355,049	9.86	11.76	4,169,164	4.87	0.25	1.45	9.07	10.32
2018	383,461	9.04	10.76	4,114,546	4.31	0.25	1.45	(8.41)	(7.18)
2017	473,780	9.87	11.73	5,519,774	5.93	0.25	1.45	3.68	4.92
2016	319,466	9.52	11.30	3,549,276	5.87	0.25	1.45	10.44	11.67
2015	360,079	8.62	10.23	3,604,766	6.30	0.25	1.45	(10.21)	(9.08)

(d) Merger. See Note 1.

SBL Variable Annuity Account XIV
Notes to Financial Statements (continued)

4. Financial Highlights (continued)

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets.  Average net assets is a simple average of net assets and will not reflect offsetting changes in net assets occurring within a year. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(2) These ratios represent the annualized contract expenses of the Account, consisting primarily of administrative and mortality and expense charges, for each period indicated.  The ratios include only those expenses that result in a direct reduction to the unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.  The additional fees for the mortality and expense risk charges applied to policies whose contract values are less than $100,000 are excluded from these ratios because they result in reductions of contract owner units, rather than direct reductions to the unit values.  See Note 2.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio.  The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.  The total return is calculated for the period indicated or from the inception date through the end of the reporting period.

(4) Unit value information is calculated on a daily basis regardless of whether or not the subaccount has contractholders.

5. Subsequent Events

The Account has performed an evaluation of subsequent events through the date of the financial statements. The worldwide COVID-19 outbreak in the first quarter of 2020 has led to an extreme downturn and volatility of the financial markets and wide-ranging changes in consumer behavior. As the economic and regulatory environment continues to evolve, we cannot reasonably estimate the length or severity of this event or the impact to Separate Account performance and financial results. However, in general, a deterioration in general economic and business conditions can have a negative impact on individual unit values and could cause a net decrease in net assets resulting from operations of the separate account. No other items or events were identified that required disclosure.

PART C
OTHER INFORMATION

Item 24. Financial Statements and Exhibits
a.	Financial Statements
The following financial statements are included in Part B of this Registration Statement: (1) the audited consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries for the years ended December 31, 2019 and 2018, and for the periods February 1, 2017 through December 31, 2017, and January 1, 2017 through January 31, 2017; and (2) the audited financial statements of Variable Annuity Account XIV at December 31, 2019, and for each of the specified periods ended December 31, 2019 and 2018, or for such portions of such periods as disclosed in the financial statements.
b.	Exhibits

(1)	Resolution of the Board of Directors of Security Benefit Life Insurance Company authorizing establishment of the Separate Account(a)
(2)	Not Applicable
(3)	(a)	Facilities Agreement(aq)
(b)	Marketing Organization Agreement(v)
(c)	SBL Variable Product Sales Agreement (3-Way Agreement) (Form 9482C 7‑00)(e)
(d)	Marketing Organization Agreement Commission Schedule – SecureDesigns(am)
(e)	Marketing Organization Agreement Commission Schedule – NEA(am)
(f)	Marketing Organization Agreement Commission Schedule – AdvanceDesigns(t)
(g)	Marketing Organization Agreement Commission Schedule – AEA(i)
(h)	Marketing Organization Agreement Commission Schedule – Security Benefit Advisor(am)
(i)	NEA Valuebuilder Marketing Organization Agreement(f)
(j)	AEA Valuebuilder Marketing Organization Agreement(i)
(k)	NEA Valuebuilder Marketing Organization Agreement Annualization Amendment(f)
(l)	Amendment to Marketing Organization, SBL Variable Products Broker/Dealer Sales, and SBL Variable Product Sales Agreements(k)
(m)	Distribution Agreement(al)
(4)	(a)	Individual Contract (Form V6029 11‑00)(d)
(b)	Individual Contract-Unisex (Form V6029 11‑00U)(d)
(c)	Tax-Sheltered Annuity Endorsement (Form V6101 9‑10)(z)
(d)	Nursing Home Endorsement (Form 6052 10‑10)(z)
(e)	Withdrawal Charge Waiver Endorsement (Form V6051 3‑96)(b)
(f)	Terminal Illness Endorsement (Form 6053 10‑10)(z)
(g)	Waiver of Withdrawal Charge for Terminal Illness Endorsement (Form V6051 TI 2‑97)(ar)
(h)	Individual Retirement Annuity Endorsement (Form V6849A R9‑10)(z)
(i)	Roth IRA Endorsement (Form V6851A R9-10)(z)
(j)	403a Endorsement (Form V6057 10‑98)(c)
(k)	Annual Stepped Up Death Benefit Rider (Form V6063 8‑00)(a)
(l)	Guaranteed Growth Death Benefit Rider (Form V6063‑1 8‑00)(a)
(m)	Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6063‑2 8‑00)(a)

(n)	Disability Rider (Form V6064 8‑00)(a)
(o)	Guaranteed Income Benefit Rider (Form V6065 8‑00)(a)
(p)	Credit Enhancement Rider (Form V6067 8‑00)(a)
(q)	Alternate Withdrawal Charge Rider (Form V6069 10‑00)(d)
(r)	Loan Endorsement Rider (Form V6066 10‑00)(f)
(s)	Waiver of Withdrawal Charge Rider - 10 yrs or Disability (Form V6072 4‑01)(f)
(t)	Waiver of Withdrawal Charge Rider - 15 yrs or Disability (Form V6073 4‑01)(f)
(u)	Waiver of Withdrawal Charge Rider - 5 yrs and Age 59½ (Form V6074 4‑01)(f)
(v)	Waiver of Withdrawal Charge Rider – Hardship (Form V6075 4‑01)(f)
(w)	Enhanced and Guaranteed Growth Death Benefit Rider (Form V6076 4‑01)(e)
(x)	Enhanced, Annual Stepped Up and Guaranteed Growth Death Benefit Rider (Form V6077 4‑01)(e)
(y)	Enhanced Death Benefit Rider (Form V6078 4‑01)(e)
(z)	Enhanced and Annual Stepped Up Death Benefit Rider (Form V6079 4‑01)(e)
(aa)	DCA Plus Rider (Form V6080 4‑01)(f)
(ab)	Credit Enhancement Rider (Form V6084 11‑01)(f)
(ac)	Guaranteed Minimum Withdrawal Benefit (Form V6086 10‑03)(g)
(ad)	Total Protection (Forms V6087 10‑3)(h)
(ae)	Dollar for Dollar Living Benefit Rider (Form V6094 R9‑05)(q)
(af)	Dollar for Dollar Combination Benefit Rider (Form V6095 R9‑05)(t)
(ag)	Bonus Match Rider (Form V6093 10‑05)(p)
(ah)	Guaranteed Lifetime Withdrawal Benefit Rider (Form V6106 6‑07)(u)
(5)	(a)	SecureDesigns Application (Form V9001 9-05)(p)
(b)	SecureDesigns Application (Form V9201 6-07)(y)
(c)	SecureDesigns Application – Unisex (Form V9001 9‑05U)(p)
(d)	SecureDesigns Application – Unisex (Form V9201 6‑07U)(y)
(e)	Security Benefit Advisor Application (Form V9601 5-12)(am)
(f)	Security Benefit Advisor Application (Form V9601 5-12U)(am)
(g)	NEA Application (Form V9701 7‑07)(y)
(h)	NEA Application (Form V9701 7‑07U)(y)
(i)	Application (Form V9496 10‑03)(l)
(j)	Application (Form V9493 11‑00)(d)
(6)	(a)	Composite of Articles of Incorporation of SBL(j)
(b)	Bylaws of SBL(ak)
(7)	Not Applicable
(8)	(a)	Participation Agreement – ABN AMRO (AMG)(ao)
(b)	Participation Agreement – AIM (Invesco) – Variable Insurance Funds(ae)
(c)	Participation Agreement – AllianceBernstein(ad)
(d)	Participation Agreement – ALPS (Morningstar)(an)
(e)	Participation Agreement – American Century – Mutual Funds(ap)
(f)	Participation Agreement – American Century – Variable Insurance Funds(ab)
(g)	Participation Agreement – American Funds(af)
(h)	Participation Agreement – Ariel(ah)
(i)	Participation Agreement – Baron(t)
(j)	Participation Agreement – BlackRock – Mutual Funds(ac)
(k)	Participation Agreement – BlackRock – Variable Insurance Funds(z)

(l)	Participation Agreement – Calamos(x)
(m)	Participation Agreement – Dreyfus – Mutual Funds(n)
(i)	Amendment No. 1(w)
(n)	Participation Agreement – Dreyfus – Variable Insurance Funds(ae)
(o)	Participation Agreement – Federated – Mutual Funds(ac)
(p)	Participation Agreement – Fidelity – Mutual Funds(ao)
(q)	Participation Agreement – Fidelity – Variable Insurance Funds(as)
(r)	Participation Agreement – Franklin Templeton – Variable Insurance Funds(aj)
(s)	Participation Agreement – Goldman Sachs – Mutual Funds(am)
(t)	Participation Agreement – Invesco – Mutual Funds(ah)
(u)	Participation Agreement – Investment Managers Series Trust – Mutual Funds(am)
(v)	Participation Agreement – Ivy – Mutual Funds(ac)
(w)	Participation Agreement – Ivy – Variable Insurance Funds(aq)
(x)	Participation Agreement – Janus Aspen(ad)
(y)	Participation Agreement – Janus – Mutual Funds(ah)
(z)	Participation Agreement – JPMorgan(al)
(aa)	Participation Agreement – Legg Mason – Mutual Funds
(ab)	Participation Agreement – Legg Mason – Variable Funds(al)
(ac)	Participation Agreement – Lord Abbett(z)
(ad)	Participation Agreement – MFS(ad)
(ae)	Participation Agreement – Morgan Stanley(ak)
(af)	Participation Agreement – Neuberger Berman – AMT Funds(an)
(ag)	Participation Agreement – Neuberger Berman – Mutual Funds(ap)
(ah)	Participation Agreement – Northern Trust(p)
(ai)	Participation Agreement – PIMCO – Mutual Funds
(aj)	Participation Agreement – PIMCO – Variable Insurance Funds(as)
(ak)	Participation Agreement – Pioneer – Mutual Funds(ah)
(al)	Participation Agreement – Prudential – Mutual Funds
(am)	Participation Agreement – Putnam(ad)
(an)	Participation Agreement – RidgeWorth – Mutual Funds(ah)
(ao)	Participation Agreement – Royce – Capital Fund(m)
(ap)	Participation Agreement – Royce – Mutual Funds(t)
(aq)	Participation Agreement – RS Partners (Victory)(ao)
(ar)	Participation Agreement – Rydex – Mutual Funds
(as)	Participation Agreement – Rydex – Variable Funds(o)
(i)	Amendment No. 6(q)
(at)	Participation Agreement – SBL(af)
(au)	Participation Agreement – Security Funds(ai)
(av)	Participation Agreement – T. Rowe Price – Mutual Funds(aa)
(aw)	Participation Agreement – T. Rowe Price – Variable Insurance Funds(ae)
(i)	Amendment No. 4(ag)
(ax)	Participation Agreement – Virtus(ap)
(ay)	Participation Agreement – Wells Fargo – Mutual Funds(ah)
(az)	Information Sharing Agreement – ABN AMRO (AMG)(t)
(ba)	Information Sharing Agreement – AIM (Invesco)(s)
(bb)	Information Sharing Agreement – ALPS (Ibbotson)(ae)
(bc)	Information Sharing Agreement – American Century(s)
(bd)	Information Sharing Agreement – American Funds(af)
(be)	Information Sharing Agreement – Ariel(t)
(bf)	Information Sharing Agreement – Calamos(t)
(bg)	Information Sharing Agreement – Dreyfus(s)

(bh)	Information Sharing Agreement – Fidelity Insurance(t)
(bi)	Information Sharing Agreement – Fidelity – Mutual Funds(t)
(bj)	Information Sharing Agreement – Franklin Templeton(ae)
(bk)	Information Sharing Agreement – Goldman Sachs(t)
(bl)	Information Sharing Agreement – Janus(t)
(bm)	Information Sharing Agreement – Ivy – Mutual Funds(ah)
(bn)	Information Sharing Agreement – Ivy – Variable Insurance Funds(ae)
(bo)	Information Sharing Agreement – Legg Mason(x)
(bp)	Information Sharing Agreement – MFS(s)
(bq)	Information Sharing Agreement – Neuberger Berman(s)
(br)	Information Sharing Agreement – Northern Trust(t)
(bs)	Information Sharing Agreement – PIMCO(s)
(bt)	Information Sharing Agreement – Prudential(t)
(bu)	Information Sharing Agreement – Putnam(ae)
(bv)	Information Sharing Agreement – Royce(s)
(bw)	Information Sharing Agreement – Rydex(s)
(bx)	Information Sharing Agreement – Security Funds(t)
(by)	Information Sharing Agreement – T. Rowe Price(t)
(bz)	Information Sharing Agreement – Wells Fargo(r)
(9)	Opinion of Counsel(ak)
(10)	(a)	Consent of Independent Registered Public Accounting Firm
(b)	Consent of Counsel
(11)	Not Applicable
(12)	Not Applicable
(13)	(a)	Powers of Attorney of John F. Guyot, Michael P. Kiley, Roger S. Offermann, Barry G. Ward, Joseph Wittrock and Douglas G. Wolff (ak)
	(b)	Power of Attorney of John P. Wohletz(al)

(a)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed July 11, 2000).
(b)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 30, 1997).
(c)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 1999).
(d)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed February 20, 2001).
(e)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed March 1, 2002).
(f)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed March 1, 2002).
(g)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑52114 (filed February 18, 2004).
(h)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑111589 (filed December 29, 2003).
(i)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30, 2003.)
(j)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed February 23, 2005).
(k)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed November 12, 2004).
(l)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 29, 2005).
(m)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 28, 2006).
(n)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-120399 (filed April 28, 2006).
(o)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-52114 (filed April 28, 2006).
(p)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 28, 2006).
(q)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed March 9, 2007).
(r)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-89236 (filed April 27, 2007).
(s)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 27, 2007).
(t)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 27, 2007).
(u)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed July 6, 2007).
(v)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 033-85592 (filed April 29, 2008).

(w)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2008).
(x)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2009).
(y)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2010).
(z)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 15, 2011).
(aa)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 29, 2011).
(ab)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002-89328 (filed April 30, 2012).
(ac)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30, 2012).
(ad)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed December 28, 2012).
(ae)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed February 21, 2013).
(af)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-138540 (filed April 30, 2014).
(ag)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-84159 (filed April 30, 2013).
(ah)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333-41180 (filed April 30, 2013).
(ai)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30,2014).
(aj)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 30, 2015).
(ak)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 29, 2016).
(al)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 28, 2017).
(am)	Incorporated herein by reference to the Exhibits filed with Registration Statement No 333‑41180 (filed April 30, 2015).
(an)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 30, 2018).
(ao)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 28, 2017).
(ap)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑41180 (filed April 30, 2018).
(aq)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 30, 2019).
(ar)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 002‑89328 (filed April 8, 2002).
(as)	Incorporated herein by reference to the Exhibits filed with Registration Statement No. 333‑138540 (filed April 29, 2020).

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Depositor
Michael P. Kiley	Chief Executive Officer and Chairman of the Board
Douglas G. Wolff	President and Director
John F. Guyot	Senior Vice President, General Counsel, Secretary and Director
Barry G. Ward	Senior Vice President, Chief Financial Officer, Chief Risk Officer, Treasurer and Director
Roger S. Offerman	Senior Vice President, Chief Actuary and Director
Kevin M. Watt	Vice President
Christopher D. Swickard	Vice President, Associate General Counsel, and Assistant Secretary
Albert J. DalPorto	Vice President, Product Development and Market Research
Jackie R. Fox	Vice President
Rui Guo	Vice President
Robert M. Cicchi	Vice President and Chief Underwriter
Amy L. Comer	Vice President, Assistant General Counsel
Joseph W. Wittrock	Senior Vice President, Chief Investment Officer, Director
Christopher C. Ogburn	Vice President, Life Insurance
David G. Byrnes	Vice President
Dustin Stejskal	Vice President, Chief Digital Officer
Cherie L Huffman	Vice President, Investments
John R. Keddy	Vice President and Chief Technology Officer
John P. Wohletz	Vice President and Chief Accounting Officer
Susan J Lacey	Vice President and Controller
Jeanne R. Slusher	Vice President and Director of Audit
Carmen R. Hill	Vice President, Chief Compliance Officer and Chief Privacy Officer
Richard J. Wells	Vice President, Operations
Danny D. Purcell	Vice President
Craig P. Weishaar	Vice President
*Located at One Security Benefit Place, Topeka, KS 66636-0001

Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant

The Depositor, Security Benefit Life Insurance Company (“SBL” or “the Company”), is a wholly-owned subsidiary of SBL Holdings, LLC. The Registrant is a segregated asset account of SBL. The list of companies controlled by or under common control with SBL Holdings, LLC is set forth below.

Name	Jurisdiction	Percent of Voting Securities Owned
Todd L. Boehly, Individual
100 N. Crescent Holdings LLC	DE	100% by Mayfair Portfolio Trust, LLC
100 N. Crescent LLC	DE	100% by 100 N. Cresent Holdings LLC

Name	Jurisdiction	Percent of Voting Securities Owned
123 West 57th Street Holdings LLC	DE	90% by CI W57th Street Holdings LLC
123 West 57th Street Property Owner LLC	DE	100% by 123 West 57th Street Holdings LLC
125 West 57th Street Holdings LLC	DE	90% by CI W57th Street Holdings LLC
125 West 57th Street Mezz, LLC	DE	100% by 125 West 57th Street Holdings LLC
125 West 57th Street Property Owner LLC	DE	100% by 125 West 57th Street Holdings LLC
13 FEG Asset Production, LLC	DE	100% by 13FEG Ops, LLC
13 FEG Haunted Holdings, LLC	DE	100% by 13FEG Ops, LLC
13 FEG LA Holdings, LLC	DE	100% by 13 FEG Haunted Holdings, LLC
13 FEG Touring Events, LLC	DE	100% by 13FEG Ops, LLC
13FEG Alamo Production, LLC	DE	100% by 13 FEG Asset Production, LLC
13FEG Columbus Holdings, LLC	DE	100% by 13 FEG Haunted Holdings, LLC
13FEG IP, LLC	DE	100% by Thirteenth Floor Entertainment Group, LLC
13FEG Jacksonville Holdings, LLC	DE	100% by 13 FEG Haunted Holdings, LLC
13FEG New Orleans, LLC	DE	100% by 13 FEG Haunted Holdings, LLC
13FEG Ops, LLC	DE	100% by Thirteenth Floor Entertainment Group, LLC
13th Floor Denver Holdings, LLC	CO	100% by 13 FEG Haunted Holdings, LLC
234 Productions, LLC	DE	100% by Fulwell 73 Productions US, Inc.
2525 Atlantic LLC	DE	100% by Eldridge Charlston LLC
3030 Chain Bridge Road, LLC	DE	90% by SBT Investors, LLC
333 Fish Tacos NY 1, LLC	NY	100% by Fish Tacos NY 1, LLC
37-41 Mortimer GP LTD	GBR	100% by 37-41 Mortimer Street LLP
37-41 Mortimer LP	GBR	99.99% by 37-41 Mortimer Unit Trust
37-41 Mortimer Nominee 1 Ltd	GBR	100% by 37-41 Mortimer GP LTD
37-41 Mortimer Nominee 2 Ltd	GBR	100% by 37-41 Mortimer GP LTD
37-41 Mortimer Opco Ltc	GBR	100% by 37-41 Mortimer Street LLP
37-41 Mortimer Street LLP	GBR	0% Board rights held by CH Capital A Holdings LLc
37-41 Mortimer Unit Trust	JEY	99.99% by 37-41 Mortimer Street LLP
45-501,LLC	DE	100% by FX Leasing, LLC
45-502, LLC	DE	100% by FX Leasing, LLC
45-506, LLC	DE	100% by FX Leasing, LLC
700 Edgewater Development Mezz, LLC	DE	100% by CHE Edgewater LLC
700 Edgewater Development Parent, LLC	DE	40% by CHE Edgewater LLC
700 Edgewater Development, LLC	DE	100% by CHE Edgewater LLC
720 NE Street Holdco LLC	DE	100% by CHE NE Street LLC
720 NE Street LLC	DE	50% by CHE NE Street LLC
720 NE Street PropCo LLC	DE	100% by CHE NE Street LLC
9350 Civic Center Drive, LLC	DE	100% by 9350 Civic Center JV, LLC
9350 Civic Center JV, LLC	DE	50% by SBC Civic Center LLC
A Bus Could Run Limited	GBR	100% by Fulwell 73 Limited
A24 Analytics LLC	DE	100% by A24 Films LLC
A24 Distribution, LLC	DE	100% by A24 Films LLC
A24 Films, LLC	DE	35% by Valence A24, LLC
A24 International LLC	DE	100% by A24 Films LLC
A24 Investments LLC	DE	100% by A24 Films LLC
A24 Merch LLC	DE	100% by A24 Films LLC
A24 Music LLC	DE	100% by A24 Films LLC
A24 Productions 1 LLC	DE	100% by A24 Films LLC
A24 Services, LLC	DE	100% by A24 Films LLC
A24 Studios LLC	DE	100% by A24 Films LLC

Name	Jurisdiction	Percent of Voting Securities Owned
A24 TV Inc.	DE	100%	by A24 TV LLC
A24 TV LLC	DE	100%	by A24 Films LLC
A24 Ventures LLC	DE	100%	by A24 Films LLC
AB 148 Madison, LLC	NY	100%	by Aurify Brands, LLC
ABA Products LLC	DE	100%	by Lifestyle Products Group LLC
ACS Nextant Holdings LLC	DE	100%	by SCF Aviation Capital LLC
Aequitas Estates (Poyle) Ltd	GBR	100%	by GDL (Aylesbury) Ltd
After The Fact LLC	DE	100%	by A24 Films LLC
AIC The Film Limited	GBR	100%	by Fulwell 73 Limited
Air Eldridge LLC	DE	100%	by Eldridge Corporate Services, LLC
Aircraft Hangar Services LLC	DE	100%	by Air Eldridge LLC
Apocalypse Events LLC	CO	100%	by 13 FEG Touring Events, LLC
Arch Portfolio Trust, LLC	DE	100%	by EPH, LLC
Arotr LLC	DE	49%	by StarVista Live LLC
Arstar Productions, LLC	CA	100%	by Keshet/dcp LLC
Asian Perspective Media, LLC	DE	100%	by Valence APM, LLC
Asylum Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
Atrium Sports, Inc.	DE	51.07%	by Palmer Portfolio Trust, LLC
Aurify Brands Holdings, LLC	NY	100%	by Aurify Brands, LLC
Aurify Brands, LLC	NY	30.2%	by Steamboat Portfolio Trust, LLC
Aurify Brands, LLC	NY	29.7%	by Putnam Asset Holdings, LLC
Aurify Brands, LLC	NY	23.2%	by Arch Portfolio Trust, LLC
Aurify Fish Tacos Holdings LLC	NY	100%	by Aurify Brands Holdings, LLC
Baia Waterviews LLC	DE	100%	by CHE Edgewater LLC
Baleta sp.zo.o	Poland	100%	by PZO JV B.V.
Ballinshire Asset Holdings, LLC	DE	100%	by Ballinshire Capital Funding Trust
Ballinshire Capital Funding Trust	DE	100%	by EPH Holdings, LLC
Ballinshire FA Holdings, LLC	NJ	100%	by Ballinshire Capital Funding Trust
Bambino Films LLC	DE	100%	by MRC II Holdings, LP
Bambino Films UK Limited	GBR	100%	by MRC II Holdings, LP
Banner Creek Bridge, LLC	KS	100%	by Security Benefit Corporation
Bath Road Properties Ltd.	GBR	75%	by Galliard Developments Ltd
BBMA Holdings I, LLC	DE	100%	by dcp LLC
BBMA Holdings II, LLC	DE	51%	by BBMA Parent, LLC
BBMA Holdings, LLC	DE	100%	by DCP Rights, LLC
BBMA Parent, LLC	DE	100%	by CP Investment Holdings, LLC
BCM 625 Broadway Holdco LLC	DE	93%	by CI San Diego Holdings LLC
BCM 625 Broadway LLC	DE	100%	by BCM 625 Broadway Holdco LLC
BD-100-1A10 20084, LLC	DE	100%	by FX Leasing, LLC
BD-700-1A10 9147, LLC	DE	100%	by FX Leasing, LLC
Be Funny When You Can LLC	LA	100%	by A24 Films LLC
Beaumont Hills LLC	DE	100%	by Cain Hoy UK Holdings Limited
BEEU The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Benedict White, LLC	CA	100%	by MRC II Holdings, LP
BH Luxury Residences, LLC	DE	100%	by BHLR Investco, LLC
BHDM LendCo, LLC	DE	100%	by Cain International LP
BHLR Investco, LLC	DE	65%	by CI BH Holdings LLC
Big Week CDN Productions Inc.	CAN	100%	by MRC II Holdings, LP
Big Week Productions, LLC	CA	100%	by MRC II Holdings, LP

Name	Jurisdiction	Percent of Voting Securities Owned
Big Week UK Limited	GBR	100%	by MRC II Holdings, LP
Bilbao Asset Holdings, LLC	DE	100%	by Bilbao Capital, LLC
Bilbao Capital, LLC	DE	100%	by SBT Investors, LLC
Bilbao-KCI, LLC	DE	90%	by Bilbao Capital, LLC
Billboard I, LLC	DE	100%	by MRC Media Entertainment Group LLC
Billboard IP Holdings LLC	DE	50%	by Billboard I, LLC
Billboard IP Holdings, LLC	DE	50%	by BBMA Holdings, LLC
Bird of Paradise LLC	DE	100%	by A24 Films LLC
Blackbrook Capital (Europe) Carry LP	UK	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Blackbrook Capital (Europe) GP, LLC	DE	100%	by Eldridge BBLP, LLC
Blackbrook Capital (Europe) LP	UK	0%	Mgmt. by Blackbrook Capital (Europe) GP, LLC
Bleeker Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
Blue Cat Productions, LLC	DE	100%	by MRC II Holdings, LP
Bombshow Productions, LLC	CA	100%	by Keshet/dcp LLC
Brewskee Limited	GBR	100%	by Competitive Socialising Limited
Bridge Road Southall 2 Ltd	GBR	100%	by Bridge Road Southall Ltd
Bridge Road Southall Ltd	GBR	64.3%	by Galliard Developments Ltd
Bridge Road Southall Newco Limited	GBR	61.9%	by Galliard Developments Ltd
Bros The Film Limited	GBR	100%	by Fulwell 73 UK Limited
Buda Hills JV B.V.	Netherlands	90%	by CIEF1 UK Holdings Limited
C092 The Film Limited	GBR	50%	by Fulwell 73 Limited
C4G Holdings LLC	DE	100%	by Lifestyle Products Group LLC
Cain Hoy Enterprises (U.K.) Limited	GBR	100%	by Cain Hoy UK Holdings Limited
Cain Hoy Finance Limited	GBR	100%	by CH Capital A Holdings LLc
Cain Hoy UK Holdings Limited	MLT	100%	by CHE UK Holdings LP
Cain Hoy US LLC	DE	100%	by Cain International LP
Cain International Advisers Ltd	GBR	100%	by Cain International AM LP
Cain International Agent Ltd	GBR	100%	by Cain International AM LP
Cain International AM LP	GBR	0%	Mgmt. by CI AM GP Ltd
Cain International Equity Fund 1 CIP GP	GBR	100%	by Cain International AM LP
Cain International Equity Fund 1 CIP LP	GBR	0%	Mgmt. by Cain International Equity Fund 1 CIP GP
Cain International Equity Fund 1 GP Limited	GBR	100%	by Cain International AM LP
Cain International Equity Fund 1 LP	GBR	0%	Mgmt. by Cain International Equity Fund 1 GP Limited
Cain International Equity Fund 2 GP LLC	DE	100%	by Cain International AM LP
Cain International Equity Fund 2 LP	DE	80%	by Cain International Equity Fund 2 GP LLC
Cain International Equity Fund 2 LP	DE	20%	by CI Founder Partner LP
Cain International European Real Estate Opportunity Fund I GP Limited	JEY	100%	by Cain International AM LP
Cain International European Real Estate Opportunity Fund I LP	JEY	0%	Mgmt. by Cain International European Real Estate Opportunity Fund I GP Limited
Cain International II LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International LP	DE	0%	Mgmt. by Eldridge CH GP LLC
Cain International Management Ltd	GBR	100%	by Cain International AM LP
Cain International UK Services Ltd	GBR	100%	by Cain International AM LP
Cain International US Services LP	DE	0%	Mgmt. by CI US Services GP LLC
Canon Portfolio Trust, LLC	KS	100%	by EPH, LLC
Cardamom RE HQ, LLC	DE	100%	by Security Benefit Corporation
CardCash Holdings, LLC	DE	86%	by Wanamaker Portfolio Trust, LLC
Cavalcade Productions, LLC	DE	100%	by MRC II Holdings, LP

Name	Jurisdiction	Percent of Voting Securities Owned
CBAM 2018-5 Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2018-6 Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2018-7, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-10, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-11, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM 2019-9, Ltd.	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM Charleston, LLC	DE	100%	by CBAM Holdings, LLC
CBAM CLO 2017-1, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-2, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-3, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO 2017-4, LTD	CYM	0%	Mgmt. by CBAM CLO Management LLC
CBAM CLO Management LLC	DE	100%	by CBAM Partners, LLC
CBAM Equity Fund GP, LLC	DE	100%	by CBAM Partners, LLC
CBAM Equity Fund, LP	DE	100%	by CBAM Equity Fund GP, LLC
CBAM Feeco, LLC	DE	100%	by CBAM Partners, LLC
CBAM Holdings, LLC	DE	56.5%	by Eldridge AM Holdings, LLC
CBAM Partners, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund GP, LLC	DE	100%	by CBAM Holdings, LLC
CBAM Secured Loan Fund, LP	DE	100%	by CBAM Secured Loan Fund GP, LLC
CBCP Holdings, LLC	DE	100%	by EPH II, LLC
Celiana sp. zo. O	Poland	100%	by PZO JV B.V.
CF-G Funding II, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding III, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CF-G Funding, LLC	DE	100%	by Gennessee Insurance Agency, LLC
CH Capital A Holdings LLC	DE	100%	by Cain Hoy UK Holdings Limited
CH Galliard (Courchevef PW) LLP	GBR	0%	Board rights held by CH Capital A Holdings LLc
CH Kansas, LLC	KS	100%	by Security Benefit Corporation
CH McCourt (The Stage) LLC	DE	0%	Board rights held by CH Capital A Holdings LLc
Chain Bridge Opportunistic Funding, LLC	KS	100%	by Security Benefit Corporation
CHE 830 Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE Edgewater LLC	DE	100%	by CHE Miami Holdings LLC
CHE Miami Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE NE Street LLC	DE	100%	by CHE Miami Holdings LLC
CHE SBE Holdings, LLC	DE	100%	by CHE US Holdings LLC
CHE SJG Holdings LLC	DE	100%	by CHE US Holdings LLC
CHE SJG LLC	DE	100%	by CHE SJG Holdings LLC
CHE South Brickell LLC	DE	100%	by CHE Miami Holdings LLC
CHE UK GP Limited	JEY	100%	by Cain International LP
CHE UK Holdings LP	JEY	0%	Mgmt. by CHE UK GP Limited
CHE US Holdings LLC	DE	100%	by Cain International LP
Chemex I Corp.	OK	100%	by El Dorado Chemical Company
Cherokee Nitrogen L.L.C.	OK	100%	by LSB Chemical L.L.C.
Chubby Panda LLC	DE	100%	by A24 Films LLC
CI AM GP Ltd	GBR	100%	by Cain International II LP
CI BH Holdings II LLC	DE	71.49%	by Cain International LP
CI BH Holdings II LLC	DE	28.51%	by Mason Portfolio Trust, LLC
CI BH Holdings LLC	DE	71.5%	by Cain International LP
CI BH Holdings LLC	DE	28.5%	by Wanamaker Portfolio Trust, LLC
CI Boston Holdings LLC	DE	49%	by Cain International LP

Name	Jurisdiction	Percent of Voting Securities Owned
CI Boston Holdings LLC	DE	51% by Cain International Equity Fund 2 LP
CI CB3 Subfund	Ireland	100% by Cain International Equity Fund 1 LP
CI Diplomat Holdings LLC	DE	100% by Cain International LP
CI DMO Holdings LLC	DE	100% by Cain International LP
CI EREO I CIP GP Limited	JEY	100% by Cain International AM LP
CI EREO I CIP LP	JEY	0% Mgmt. by CI EREO I CIP GP Limited
CI ExchangeCo Limited	GBR	99% by Cain Hoy UK Holdings Limited
CI ExchangeCo Limited	GBR	1% by Cain Hoy Enterprises (U.K.) Limited
CI FCL Funding 1 Limited	GBR	100% by CI FCL Investor LP
CI FCL Investor GP Limited	GBR	100% by Cain International LP
CI FCL Investor LP	GBR	100% by CI FCL Investor GP Limited
CI Founder Partner GP LLC	DE	100% by Cain International LP
CI Founder Partner LP	DE	0% Mgmt. by CI Founder Partner GP LLC
CI San Diego Holdings LLC	DE	14% by Cain International LP
CI US Services GP LLC	DE	100% by Cain International AM LP
CI W57th Street Holdings LLC	DE	49% by Cain International LP
CI W57th Street Holdings LLC	DE	51% by Cain International Equity Fund 2 LP
CIEF1 UK Holdings Limited	GBR	100% by Cain International Equity Fund 1 LP
CLC Productions, LLC	DE	100% by dick clark productions, LLC
Click Records, Inc.	DE	100% by dcp Holdco I, LLC
Collins Park, LLC	KS	100% by Dayton Funding, LLC
Colpy Limited	JEY	100% by Dynamo PW S.a.r.l.
Competitive Socialising Limited	GBR	68.81% by Jampurchaseco Limited
Competitive Socializing U.S., LLC	DE	100% by Competitive Socialising Limited
Corporate Funding VIII, LLC	DE	100% by EPH Holdings, LLC
Country Cruise 16 LLC	DE	100% by StarVista Live LLC
Country Cruise 17 LLC	DE	100% by StarVista Live LLC
Country Cruise II, LLC	DE	100% by StarVista Live LLC
Country Cruise LLC	DE	100% by StarVista Live LLC
Country Music Cruise 18 LLC	DE	100% by StarVista Live LLC
Country Music Cruise 19 LLC	DE	100% by StarVista Live LLC
Country Music Cruise 20 LLC	DE	100% by StarVista Live LLC
Country Music Cruise 21 LLC	DE	100% by StarVista Live LLC
CP Guarantor, LLC	DE	100% by MRC II Holdings, LP
CP Investment Holdings, LLC	DE	100% by dcp Holdco II, LLC
CP Lender, LLC	DE	100% by MRC II Holdings, LP
CPI Productions, Inc.	DE	100% by dcp Holdco I, LLC
Craneshaw House Limited	GBR	66% by Galliard Developments Ltd
Creativity Media Ltd	GBR	100% by Fulwell 73 Limited
CSL (Jam) Limited	GBR	100% by Competitive Socialising Limited
Davisville Holdings S.a r.l	LUX	90% by CIEF1 UK Holdings Limited
Dawn Acres, LLC	KS	100% by Security Benefit Corporation
Dayton Funding, LLC	DE	100% by Security Benefit Corporation
DC Company Music, LLC	CA	100% by dick clark productions, LLC
dcp Corp.	DE	100% by dcp Holdco I, LLC
DCP Funding LLC	DE	81.5% by Valence Media Partners, LLC
DCP Guaranty Services, LLC	DE	100% by dick clark productions, LLC
dcp Holdco I, LLC	DE	100% by DCP Funding LLC
dcp Holdco II, LLC	DE	100% by Mirror Media IP Holdings, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
dcp LLC	DE	100% by CP Investment Holdings, LLC
DCP Rights, LLC	DE	100% by DCP Guaranty Services, LLC
dcp TL Funding LLC	DE	50% by CP Investment Holdings, LLC
Dcpg investco, LLC	DE	100% by dcp LLC
Dcpl investco, LLC	DE	100% by dcp LLC
Denver Zombie Crawl, LLC	CO	100% by 13 FEG Touring Events, LLC
Desert Screams LLC	AZ	100% by 13 FEG Haunted Holdings, LLC
DHAI Video LLC	DE	100% by Direct Holdings Global LLC
Dick Clark Communications, Inc.	DE	100% by dcp Holdco I, LLC
Dick Clark Features, Inc.	CA	100% by dcp Holdco I, LLC
Dick Clark Film Group, Inc.	CA	100% by dcp Holdco I, LLC
Dick Clark Kids, Inc.	DE	100% by dcp Holdco I, LLC
Dick Clark Media Archives, LLC	CA	100% by dick clark productions, LLC
dick clark productions, LLC	DE	100% by dcp LLC
Dick Clark Restaurants, Inc.	DE	100% by dcp Holdco I, LLC
Digital Media Asset Holdings, LLC	DE	100% by Media Capital Holdings, LLC
Direct Holdings Americas, Inc.	DE	100% by Direct Holdings U.S. Corp.
Direct Holdings Channel LLC	DE	100% by Direct Holdings Global LLC
Direct Holdings Customer Service Inc.	DE	100% by Direct Holdings Americas, Inc.
Direct Holdings Global LLC	DE	100% by Mosaic Media Investment Partners, LLC
Direct Holdings IP LLC	DE	100% by Direct Holdings U.S. Corp.
Direct Holdings Libraries Inc.	DE	100% by dcp Holdco I, LLC
Direct Holdings U.S. Corp.	DE	100% by Direct Holdings Global LLC
DLICT, LLC	DE	75% by Eldridge Industries, LLC
DNBR Funding II, LLC	DE	100% by Dunbarre Insurance Agency, LLC
DNBR Funding, LLC	KS	100% by Dunbarre Insurance Agency, LLC
Do It Live LLC	DE	100% by A24 Films LLC
Dos Hermanas LLC	DE	100% by A24 Films LLC
DS Malecon Holdings LLC	DE	100% by Steamboat Portfolio Trust, LLC
DS MB Holdings LLC	DE	100% by Steamboat Portfolio Trust, LLC
Dunbarre Insurance Agency, LLC	DE	100% by Security Benefit Life Insurance Company
Dynamo 1C S.a.r.l.	DE	100% by Dynamo Holdings SCSP
Dynamo GP S.a.r.l.	LUX	50% by CH Galliard (Courchevef PW) LLP
Dynamo Holdings SCSP	LUX	0% Mgmt. by Dynamo GP S.a.r.l.
Dynamo PW S.a.r.l.	LUX	100% by Dynamo Holdings SCSP
E&D PH RE Holdings LLC	DE	100% by E&D RE Holdings LLC
E&D RE Holdings LLC	DE	49.99% by Eldridge E&D RE Holdings LLC
E&D W RE 1546 NC HWY 56 LLC	DE	100% by E&D W RE Holdings LLC
E&D W RE 1808 MIAMI BLVD LLC	DE	100% by E&D W RE Holdings LLC
E&D W RE 2214 ERIC LANE LLC	DE	100% by E&D W RE Holdings LLC
E&D W RE 226 GRAHAM-HOPDALE RD LLC	DE	100% by E&D W RE Holdings LLC
E&D W RE 2423 S CHURCH ST LLC	DE	100% by E&D W RE Holdings LLC
E&D W RE 375 S CHURTON ST LLC	DE	100% by E&D W RE Holdings LLC
E&D W RE 735 MADISON BLVD LLC	DE	100% by E&D W RE Holdings LLC
E&D W RE 808 E ATLANTIC ST LLC	DE	100% by E&D W RE Holdings LLC
E&D W RE Holdings LLC	DE	100% by E&D RE Holdings LLC
E&D W RE 1301 MEBANE OAKS RD LLC	DE	100% by E&D W RE Holdings LLC
E10 Holdings Kft	Hungary	100% by Buda Hills JV B.V.
E10 Project Kft	Hungary	100% by E10 Holdings Kft

Name	Jurisdiction	Percent of Voting Securities Owned
Earhart Capital, LLC	KS	100% by Security Benefit Corporation
Echidna Capital LLC	DE	70% by Anthony D. Minella, Individual
EDC Ag Products Company L.L.C.	OK	100% by El Dorado Chemical Company
Eden T Entertainment Inc.	DE	100% by Fulwell 73 Productions US, Inc.
Eden T Productions LLC	CA	100% by Eden T Entertainment Inc.
E-HS Investor II, LLC	DE	100% by EHSI Holdings II, LLC
E-HS Investor, LLC	DE	100% by EHSI Holdings, LLC
EHSI Holdings II, LLC	DE	100% by Dayton Funding, LLC
EHSI Holdings, LLC	DE	100% by Dayton Funding, LLC
EKW Holdings II LLC	DE	100% by Wanamaker Portfolio Trust, LLC
EKW Holdings III LLC	DE	100% by Wanamaker Portfolio Trust, LLC
EKW Holdings IV LLC	DE	100% by Wanamaker Portfolio Trust, LLC
EKW Holdings LLC	DE	100% by Wanamaker Portfolio Trust, LLC
El Dorado Ammonia L.L.C.	OK	100% by El Dorado Chemical Company
El Dorado Chemical Company	OK	100% by LSB Chemical L.L.C.
El Dorado Nitrogen L.L.C.	OK	100% by LSB Chemical L.L.C.
Eldridge 625 Broadway, LLC	DE	100% by Wanamaker Portfolio Trust, LLC
Eldridge Aircraft Services LLC	DE	100% by EPH II, LLC
Eldridge AM Holdings, LLC	DE	100% by Eldridge Industries, LLC
Eldridge BB Holdings, LLC	DE	100% by Eldridge Industries, LLC
Eldridge BBLP, LLC	DE	100% by Eldridge Industries, LLC
Eldridge Bitkraft Funding LLC	DE	100% by Wanamaker Portfolio Trust, LLC
Eldridge Business Services LLC	DE	99% by Eldridge Corporate Services, LLC
Eldridge CH GP LLC	DE	100% by Eldridge CH Holdings, LLC
Eldridge CH Holdings, LLC	DE	100% by Eldridge Industries, LLC
Eldridge CH LP LLC	DE	100% by Eldridge CH Holdings, LLC
Eldridge Charlston LLC	DE	100% by Eldridge CHG Holdings LLC
Eldridge CHG Holdings LLC	DE	100% by Eldridge Industries, LLC
Eldridge CI GP LLC	DE	100% by Eldridge CI Holdings II LLC
Eldridge CI Holdings II LLC	DE	100% by Eldridge AM Holdings, LLC
Eldridge CI LP LLC	DE	100% by Eldridge CI Holdings II LLC
Eldridge Corporate Funding LLC	DE	100% by EPH II, LLC
Eldridge Corporate Services, LLC	DE	100% by Eldridge Industries, LLC
Eldridge DK Holdings, LLC	DE	100% by Steamboat Portfolio Trust, LLC
Eldridge DK II, LLC	DE	100% by Mayfair Portfolio Trust, LLC
Eldridge DK, LLC	DE	100% by Eldridge DK Holdings, LLC
Eldridge DMO, LLC	DE	100% by Wanamaker Portfolio Trust, LLC
Eldridge E&D RE Holdings LLC	DE	100% by EPH, LLC
Eldridge ELO Funding LLC	DE	100% by Steamboat Portfolio Trust, LLC
Eldridge Equipment Finance LLC	DE	100% by EPH II, LLC
Eldridge Esports Funding II LLC	DE	100% by Wanamaker Portfolio Trust, LLC
Eldridge Esports One Funding LLC	DE	100% by Steamboat Portfolio Trust, LLC
Eldridge Executive Services LLC	DE	99% by Eldridge Corporate Services, LLC
Eldridge FEG Holdings	DE	100% by Steamboat Portfolio Trust, LLC
Eldridge Funding, LLC	DE	100% by Security Benefit Corporation
Eldridge Gaming 247 Funding LLC	DE	100% by Wanamaker Portfolio Trust, LLC
Eldridge Gizer Funding LLC	DE	100% by Wanamaker Portfolio Trust, LLC
Eldridge Industries, LLC	DE	0% Echidna Capital LLC
Eldridge Industries, LLC	DE	85.36% by SBT Investors, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Eldridge Industries, LLC	DE	2.1% by Bilbao-KCI, LLC
Eldridge Maranon Holdings, LLC	DE	100% by Eldridge AM Holdings, LLC
Eldridge NPC Holdings LLC	DE	100% by Eldridge Industries, LLC
Eldridge PayActiv Holdings LLC	DE	100% by Wanamaker Portfolio Trust, LLC
Eldridge Pixion Funding LLC	DE	100% by Steamboat Portfolio Trust, LLC
Eldridge SBC Holdings LLC	DE	100% by Eldridge Industries, LLC
Eldridge Services Incorporated	DE	100% by Eldridge Corporate Services, LLC
Eldridge SLG Holdings, LLC	DE	100% by Steamboat Portfolio Trust, LLC
Eldridge Tax Services Inc.	DE	100% by Eldridge Business Services LLC
Eldridge Truebill Funding, LLC	DE	100% by Wanamaker Portfolio Trust, LLC
Eldridge VS, LLC	DE	100% by Wanamaker Portfolio Trust, LLC
Eli Entertainment Inc.	DE	100% by Fulwell 73 Productions US, Inc.
Eli Entertainment LLC	CA	100% by Eli Entertainment Inc.
Elia Management LLC	DE	100% by A24 Films LLC
Ellicott Limited	JEY	100% by Beaumont Hills LLC
Elliott Bay Capital Trust, LLC	DE	99% by Elliott Bay Parent LLC
Elliott Bay Healthcare Realty Holdings II LLC	DE	100% by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings III LLC	DE	100% by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty Holdings LLC	DE	100% by Elliott Bay Holdings LLC
Elliott Bay Healthcare Realty II LLC	DE	100% by Elliott Bay Healthcare Realty Holdings II LLC
Elliott Bay Healthcare Realty III LLC	DE	100% by Elliott Bay Healthcare Realty Holdings III LLC
Elliott Bay Healthcare Realty LLC	DE	100% by Elliott Bay Healthcare Realty Holdings LLC
Elliott Bay Holdings LLC	DE	91.89% by Elliott Bay Parent LLC
Elliott Bay LLC	DE	100% by Elliott Bay Holdings LLC
Elliott Bay Parent LLC	DE	100% by Mason Portfolio Trust, LLC
Ellis Funding LLC	DE	97.5% by SCF Aviation Capital LLC
Elm Portfolio Trust LLC	DE	100% by EPH II, LLC
Elo Entertainment Inc.	DE	28% by Eldridge ELO Funding LLC
EMB 550 36, LLC	DE	100% by FX Leasing, LLC
E-OZ 2019-1, LLC	DE	99% by Eldridge Industries, LLC
EPH Holdings, LLC	DE	100% by Eldridge Industries, LLC
EPH II, LLC	DE	100% by EPH Holdings, LLC
EPH, LLC	DE	100% by EPH II, LLC
Epic Aero, Inc.	DE	17.2% by Epic Preferred Holdings LLC
Epic Preferred Holdings LLC	DE	27.2% by Palmer Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	38.5% by Steamboat Portfolio Trust, LLC
Epic Preferred Holdings LLC	DE	34.4% by Putnam Asset Holdings, LLC
Everest Fuel Management, LLC	DE	100% by Tuvoli, LLC
F&B Advisory Company LLC	DE	50% by Eldridge NPC Holdings LLC
F73 Productions Limited	GBR	100% by Fulwell 73 Limited
Fairchild Place Ltd	GBR	100% by The Stage Shoreditch (Master) Unit Trust
Fairlawn Funding, LLC	DE	100% by Security Benefit Corporation
False Positive LLC	DE	100% by A24 Films LLC
Family Secret Productions, Inc.	DE	100% by dcp Holdco I, LLC
Fang Shui, LLC	DE	100% by MRC II Holdings, LP
Farah Film Limited	GBR	100% by Fulwell 73 UK Limited
Farmhold Financial Holdings LLC	DE	50% by Canon Portfolio Trust, LLC
Farmhold Financial LLC	DE	100% by Farmhold Financial Holdings LLC
Farmhold Financial Management Holdings LLC	DE	100% by Farmhold Financial Holdings LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Farmhold Financial Management Intermediate Holdings LLC	DE	100% by Farmhold Financial Management Holdings LLC
Farmhold Financial Management LLC	DE	1% by Farmhold Financial Management Intermediate Holdings LLC
Farmhold Financial Management LLC	DE	99% by Farmhold Financial Management Holdings LLC
Farmhold Lending LLC	DE	100% by Farmhold Financial Holdings LLC
FC Virginia Soccer Club LLC	VA	100% by Cain International LP
Fear Farm Holdings, LLC	AZ	100% by 13 FEG Haunted Holdings, LLC
FEG Haunted Holdings, LLC	DE	100% by 13FEG Ops, LLC
Felix Keane Enterprises LLC	DE	100% by A24 Films LLC
Fever Lake LLC	LA	100% by A24 Films LLC
Fever Lake Rights LLC	DE	100% by A24 Films LLC
Fevo, Inc.	DE	20.19% by Wanamaker Portfolio Trust, LLC
FGC 101 Maiden, LLC	NY	100% by Fields GC, LLC
FGC 148 Madison, LLC	NY	100% by Fields GC, LLC
FGC 24 E12, LLC	DE	100% by Fields GC, LLC
FGC 275 Madison, LLC	NY	100% by Fields GC, LLC
FGC 304 PAS, LLC	NY	100% by Fields GC, LLC
FGC 599 Lexington, LLC	NY	100% by Fields GC, LLC
FGC Westport, LLC	DE	100% by Fields GC, LLC
Fields GC, LLC	NY	56% by Aurify Brands, LLC
Film Expo Group Holdings LLC	DE	85.7% by Eldridge FEG Holdings LLC
Film Expo Group Intermediate Holdings, LLC	DE	100% by Film Expo Group Holdings LLC
Film Expo Group LLC	DE	99% by Film Expo Group Holdings LLC
First Sec Bft Life Ins & Annuity Co of NY	NY	100% by SBL Holdings, LLC
Fish Tacos NY 1, LLC	NY	61.6% by Aurify Fish Tacos Holdings, LLC
Flairjet Ltd.	DE	100% by Volare Acquisitions, Limited
Flexjet Limited	GBR	100% by One Sky Flight, LLC
Flexjet, LLC	GBR	100% by One Sky Flight, LLC
Flight Options, LLC	DE	100% by One Sky Flight, LLC
Flower Power Cruise 16 LLC	DE	100% by StarVista Live LLC
Flower Power Cruise 17 LLC	DE	100% by StarVista Live LLC
Flower Power Cruise 18 LLC	DE	100% by StarVista Live LLC
Flower Power Cruise 19 LLC	DE	100% by StarVista Live LLC
Flower Power Cruise 20 LLC	DE	100% by StarVista Live LLC
Flower Power Cruise Fall 21 LLC	DE	100% by StarVista Live LLC
Flower Power Cruise Spring 21 LLC	DE	100% by StarVista Live LLC
Fortwell Capital Limited	GBR	80% by Cain International II LP
Fox River Investments, LLC	DE	100% by Spoon River Investments, LLC
FP Rights LLC	DE	100% by A24 Films LLC
Free State Funding, LLC	KS	100% by Security Benefit Corporation
Froome Film Limited	GBR	100% by Fulwell 73 UK Limited
Fulwell 73 Holdco Limited	GBR	32% by Valence FW73, LLC
Fulwell 73 Limited	GBR	100% by Fulwell 73 Holdco Limited
Fulwell 73 Productions US, Inc.	DE	100% by Fulwell 73 UK Limited
Fulwell 73 Project Q, LLC	Qatar	100% by Fulwell 73 UK Limited
Fulwell 73 UK Limited	GBR	100% by Fulwell 73 Holdco Limited
Fulwell Music Limited	GBR	100% by Fulwell 73 Limited
Future Autumn LLC	DE	100% by A24 Films LLC

Name	Jurisdiction	Percent of Voting Securities Owned
FX Leasing, LLC	DE	100% by SCF Aviation Capital LLC
G6000-9796 LLC	DE	95% by SCF Aviation Capital LLC
GA24 LLC	DE	50% by A24 Films LLC
Galliard Developments Ltd	GBR	100% by GDL Holdco Limited
Gaming 247, Inc.	DE	13.9% by Eldridge Gaming 247 Funding LLC
GDL (Aylesbury) Ltd	GBR	51% by Galliard Developments Ltd
GDL (Birmingham Middleway) Ltd	GBR	66% by Galliard Developments Ltd
GDL (Cheltenham) Holdings Ltd	GBR	100% by Galliard Developments Ltd
GDL (Cheltenham) Ltd	GBR	100% by GDL (Cheltenham) Holdings Ltd
GDL (Chiswick) LLP	GBR	66% by Galliard Developments Ltd
GDL (Creekside) Ltd	GBR	52% by Galliard Developments Ltd
GDL (Kilmorie) Ltd	GBR	100% by Galliard Developments Ltd
GDL (Luton) Developments Ltd	GBR	90% by Galliard Developments Ltd
GDL (Millharbour) Ltd	GBR	100% by Galliard Developments Ltd
GDL (Romford) Limited	GBR	100% by Galliard Developments Ltd
GDL (Slough) Developments Ltd	GBR	100% by Galliard Developments Ltd
GDL (Sub 2) Limited	GBR	100% by Galliard Developments Ltd
GDL (Sub 3) Limited	GBR	100% by Galliard Developments Ltd
GDL (TCRW) Limited	GBR	100% by Galliard Developments Ltd
GDL (Tower Bridge Road) Limited	GBR	70% by Galliard Developments Ltd
GDL Holdco Limited	GBR	0% Board rights held by CH Capital A Holdings LLc
Gems Rights LLC	DE	100% by A24 Films LLC
Generate Entertainment, LLC	DE	100% by dcp LLC
Gennessee Insurance Agency, LLC	DE	100% by Security Benefit Life Insurance Company
G-Form, LLC	RI	23.5% by Wanamaker Portfolio Trust, LLC
GIV-X 4330, LLC	DE	100% by FX Leasing, LLC
GIV-X 4332, LLC	DE	100% by FX Leasing, LLC
GIV-X 4334, LLC	DE	100% by FX Leasing, LLC
Gizer Inc.	DE	26.23% by Eldridge Gizer Funding LLC
Glow Holdings, LLC	DE	100% by Pumpkin Fest Holdings, LLC
Golden Dragons, LLC	CA	100% by MRC II Holdings, LP
GRE Austin, LLC	DE	100% by Great Room Escape, LLC
GRE Chicago, LLC	DE	100% by Great Room Escape, LLC
GRE Cincinnati, LLC	DE	100% by Great Room Escape, LLC
GRE Cleveland, LLC	DE	100% by Great Room Escape, LLC
GRE Dallas, LLC	DE	100% by Great Room Escape, LLC
GRE Denver, LLC	DE	100% by Great Room Escape, LLC
GRE San Antonio, LLC	DE	100% by Great Room Escape, LLC
GRE Tempe, LLC	DE	100% by Great Room Escape, LLC
Great Room Escape, LLC	CO	100% by 13FEG Ops, LLC
Greedy Hippo LLC	DE	100% by A24 Films LLC
GS BTS Limited	GBR	100% by Fulwell 73 UK Limited
GS TV Productions Ltd	GBR	50% by Fulwell 73 UK Limited
Guacamole Airlines LLC	DE	100% by A24 Films LLC
GV 667, LLC	DE	100% by Air Eldridge LLC
GVI 6274, LLC	DE	100% by Air Eldridge LLC
H of A Production Limited	GBR	100% by Fulwell 73 Limited
Halfnelson Films UK Limited	GBR	100% by MRC II Holdings, LP
Halfnelson Films, LLC	CA	100% by MRC II Holdings, LP

Name	Jurisdiction	Percent of Voting Securities Owned
Haworth Limited	JEY	100% by Dynamo PW S.a.r.l.
Highland Peak Asset Holdings, LLC	DE	100% by Highland Peak Trust
Highland Peak FA Holdings, LLC	NJ	100% by Highland Peak Trust
Highland Peak Trust	DE	100% by EPH Holdings, LLC
Holliday Park, LLC	KS	100% by Dayton Funding, LLC
Hollyleaf Holdings LLC	DE	100% by Media Capital Holdings, LLC
Hollywood Awards LLC	CA	100% by dick clark productions, LLC
Hot Costs LLC	DE	100% by A24 Films LLC
Hotdog Hands LLC	DE	100% by A24 Films LLC
House of Torment LLC	TX	100% by 13 FEG Haunted Holdings, LLC
Hungry City, Limited	New Zealand	100% by Hungry City, LLC
Hungry City, LLC	DE	100% by MRC II Holdings, LP
Hyphen Hyphen LLC	DE	100% by A24 Films LLC
Ibiza 87 Limited	GBR	100% by Fulwell 73 Limited
IDF V, LLC	DE	100% by Security Benefit Life Insurance Company
IDF VI, LLC	DE	100% by Security Benefit Life Insurance Company
Jampurchaseco Limited	GBR	100% by Cain International LP
Jazz Hands Motion Picture Group LLC	DE	100% by A24 Films LLC
Jefferson Square, LLC	DE	100% by Dayton Funding, LLC
Jessica House Developments Ltd	GBR	95% by Galliard Developments Ltd
JP Initiative, LLC	DE	100% by Eldridge Business Services LLC
Jubilee Scripted Limited	GBR	100% by Fulwell 73 UK Limited
Juno Albatros, S.L.U.	Spain	100% by Juno Holdings Spain 1, S.L.U.
Juno CB 1, S.L.U.	Spain	100% by Juno Holdings Spain 1, S.L.U.
Juno Corn, S.L.U.	Spain	100% by Juno Holdings Spain 1, S.L.U.
Juno EURO, S.L.U.	Spain	100% by Juno Holdings Spain 1, S.L.U.
Juno Holdings Lux 2 S.a.r.l	LUX	100% by Juno Holdings Lux I S.a.r.l
Juno Holdings Lux I S.a.r.l	LUX	95% by CIEF1 UK Holdings Limited
Juno Holdings Spain 1, S.L.U.	Spain	100% by Juno Holdings Lux 2 S.a.r.l
Juno Mini, S.L.U.	Spain	100% by Juno Holdings Spain 1, S.L.U.
Juno Munt, S.L.U.	Spain	100% by Juno Holdings Spain 1, S.L.U.
Juno Plan, S.L.U.	Spain	100% by Juno Holdings Spain 1, S.L.U.
Keshet/dcp LLC	DE	50% by dcp LLC
KitchenTek Holdings LLC	DE	50% by Lifestyle Products Group LLC
KitchenTek LLC	DE	100% by KitchenTek Holdings LLC
KitchenTek Operating LLC	DE	100% by KitchenTek Holdings LLC
Kitewood (Creekside) Limited	GBR	75% by GDL (Creekside) Limited
KMA Gems LLC	DE	100% by A24 Films LLC
Knight Takes King Productions, LLC	DE	100% by MRC II Holdings, LP
Krakow Office Park B.V.	Netherlands	90% by CIEF1 UK Holdings Limited
KWCI GP	Ireland	50% by Cain International Equity Fund 1 GP Limited
KWCI LP	NJ	50% by CI CB3 Subfund
LB 1140 Broadway, LLC	NY	100% by Little Beet, LLC
LB 125 Park, LLC	NY	100% by Little Beet, LLC
LB 1291 First Avenue, LLC	DE	100% by Little Beet, LLC
LB 148 Madison, LLC	NY	100% by Little Beet, LLC
LB 320 Park, LLC	NY	100% by Little Beet, LLC
LB Aventura, LLC	NY	100% by Little Beet, LLC
LB Boca Raton, LLC	NY	100% by Little Beet, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
LB Bryant Park, LLC	NY	100%	by Little Beet, LLC
LB City Vista, LLC	DE	100%	by Little Beet, LLC
LB Coconut Grove, LLC	DE	100%	by Little Beet, LLC
LB DC 1212, LLC	NY	100%	by Little Beet, LLC
LB Hanover Square, LLC	NY	100%	by Little Beet, LLC
LB Newport Center, LLC	NY	100%	by Little Beet, LLC
LB Penn, LLC	NY	100%	by Little Beet, LLC
LB Pentagon City, LLC	DE	100%	by Little Beet, LLC
LB Roosevelt Field, LLC	NY	100%	by Little Beet, LLC
LB Rosslyn, LLC	NY	100%	by Little Beet, LLC
LB Sub W50, LLC	NY	100%	by LB W50, LLC
LB W50, LLC	NY	100%	by Little Beet, LLC
LB Westchester, LLC	NY	100%	by Little Beet, LLC
LB Westport, LLC	DE	100%	by Little Beet, LLC
LBMISF LLC	DE	100%	by A24 Films LLC
LBT Chevy Chase, LLC	NY	100%	by LBT Chicago, LLC
LBT Chicago, LLC	NY	100%	by Little Beet Table, LLC
LBT Greenwich, LLC	NY	100%	by LBT Chicago, LLC
Leadoff Investments, LLC	DE	100%	by SBT Investors, LLC
Lebanon 3998, LLC	KS	100%	by Security Benefit Corporation
Life.io Holdco, LLC	DE	100%	by Life.io Holdings, LLC
Life.io Holdings, LLC	DE	100%	by se2 Holdings, LLC
Life.io, LLC	DE	1%	by Life.io Holdings, LLC
Life.io, LLC	DE	100%	by Lifo.io Holdco, LLC
Lifestyle Products Group LLC	DE	100%	by Direct Holdings Global LLC
Little Beet Table, LLC	NY	100%	by Aurify Brands Holdings, LLC
Little Beet, LLC	NY	98%	by Aurify Brands Holdings, LLC
LME1 Limited	GBR	100%	by Competitive Socialising Limited
Louisiana DCP Productions, LLC	LA	100%	by dick clark productions, LLC
Love Retro LLC	DE	100%	by Lifestyle Products Group LLC
LSB Chemical L.L.C.	OK	100%	by LSB Industries, Inc.
LSB Funding LLC	DE	100%	by Steamboat Portfolio Trust, LLC
LSB Industries, Inc.	DE	10%	by LSB Funding LLC
LU The Film Limited	GBR	50%	by Fulwell 73 Limited
MAG Finance, LLC	KS	100%	by Security Benefit Corporation
Make Hay LLC	DE	100%	by A24 Films LLC
Malecon Entertainment LLC	DE	50%	by DS Malecon Holdings LLC
Malt Shop Cruise 15, LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 16 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 17 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 18 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 19 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise 20 LLC	DE	100%	by StarVista Live LLC
Malt Shop Cruise III, LLC	DE	100%	by StarVista Live LLC
MAOdcp LLC	DE	50%	by dick clark productions, LLC
Maranon Capital Ultimate General Partner LLC	DE	50%	by Eldridge Maranon Holdings, LLC
Maranon Capital, L.P.	DE	60.51%	by Eldridge Maranon Holdings, LLC
Maranon Centre Street Executive Fund LP	DE	99%	by Maranon Capital, L.P.
Maranon Centre Street General Partner, LP	DE	100%	by Maranon Capital Ultimate General Partner LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Maranon Centre Street Partnership LP	DE	0% Mgmt. by Maranon Centre Street General Partner, LP
Maranon Centre Street SPV LLC	DE	100% by Maranon Centre Street Partnership LP
Maranon Loan Funding 2018-1, Ltd	CYM	0% Mgmt. by Maranon Management LLC
Maranon Loan Funding 2019-1, Ltd	CYM	0% Mgmt. by Maranon Capital, L.P.
Maranon Management LLC	DE	100% by Maranon Capital, L.P.
Maranon Mezzanine Executive Funding, LP	DE	0% Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine Fund II, LP	DE	0% Mgmt. by Maranon Mezzanine GP II, LP
Maranon Mezzanine Fund III-A, LP	DE	0% Mgmt. by Maranon Mezzanine GP III-A, LP
Maranon Mezzanine Fund, LP	DE	0% Mgmt. by Maranon Mezzanine GP, LP
Maranon Mezzanine GP II, LP	DE	0% Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine GP III-A, LP	DE	0% Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine GP, LP	DE	0% Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Mezzanine Offshore Fund II, LP	CYM	0% Mgmt. by Maranon Mezzanine GP II, LP
Maranon Senior Credit Fund II-A, LP	DE	0% Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund II-B, LP	DE	0% Mgmt. by Maranon Senior Credit GP II, L.P.
Maranon Senior Credit Fund IX DB, L.P.	DE	100% by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX GP, L.P.	DE	100% by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Fund IX, LLC	DE	0% Mgmt. by Maranon Senior Credit Fund IX GP, L.P.
Maranon Senior Credit Fund IX, LLC	DE	100% by Maranon Senior Credit Fund IX DB, L.P.
Maranon Senior Credit Fund V-Onshore SPV LLC	DE	100% by Maranon Senior Credit Strategies Fund V-Levered, LP
Maranon Senior Credit GP II, L.P.	DE	0% Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit IV, LLC	KS	100% by Security Benefit Corporation
Maranon Senior Credit Opportunities Fund SPV GP, LP	DE	0% Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Credit Opportunities Fund SPV, LLC	DE	100% by Maranon Senior Credit Opportunities Fund SPV, LP
Maranon Senior Credit Opportunities Fund SPV, LP	DE	0% Mgmt. by Maranon Senior Credit Opportunities Fund SPV GP, LP
Maranon Senior Credit Strategies Fund V-Levered, LP	DE	0% Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies Fund V-Unlevered, LP	DE	0% Mgmt. by Maranon Senior Credit Strategies GP V, LP
Maranon Senior Credit Strategies GP V, LP	DE	0% Mgmt. by Maranon Capital Ultimate General Partner LLC
Maranon Senior Rated Fund I LLC	DE	0% Mgmt. by Maranon Capital, L.P.
Maranon Services Corp.	DE	100% by Maranon Capital, L.P.
Maranon Services, LLC	DE	99.9% by Maranon Capital, L.P.
Maslow's Group LLP	GBR	0% Board rights held by CH Capital A Holdings LLC
Maslow's UK Services Ltd	GBR	100% by 37-41 Mortimer Street LLP
Mason Portfolio Trust, LLC	DE	100% by EPH, LLC
Massive Noise Holdings, LLC	DE	100% by 13FEG Ops, LLC
Massive Noise LLC	CO	100% by Massive Noise Holdings, LLC
Mayfair Portfolio Trust, LLC	DE	100% by EPH, LLC
MB Group Holdings LLC	DE	100% by DS MB Holdings LLC
MB The Film Limited	GBR	100% by Fulwell 73 UK Limited
McGlue LLC	DE	100% by A24 Films LLC
Media Capital Holdings, LLC	DE	100% by Valence Media Group, LLC
Media Rights Capital II, L.P.	DE	100% by Original Narrative Library, LLC
Mediabistro Holdings LLC	DE	100% by MB Group Holdings LLC
Melt Shop Enterprises LLC	NY	100% by Melt Shop, LLC
Melt Shop, LLC	NY	96% by Aurify Brands Holdings, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Mercer Ltd.	CYM	0% Mgmt. by CBAM CLO Management LLC
MF Master Seed Co., LLC	DE	100% by Wanamaker Portfolio Trust, LLC
MF Seed Co, LLC	DE	100% by MF Master Seed Co, LLC
Miami Waterfront Ventures Mezz, LLC	DE	100% by CHE South Brickell LLC
Miami Waterfront Ventures Parent, LLC	DE	60% by CHE South Brickell LLC
Miami Waterfront Ventures, LLC	DE	100% by CHE South Brickell LLC
Microphone Holdings, LLC	DE	80% by Putnam Asset Holdings, LLC
Microphone Services Holdings, LLC	DE	100% by Microphone Holdings, LLC
Microphone Services, LLC	DE	1% by Microphone Services Holdings, LLC
Microphone Services, LLC	DE	99% by Microphone Holdings, LLC
Microphone, LLC	DE	100% by Microphone Holdings, LLC
Midsommar LLC	DE	100% by A24 Films LLC
Mill Link Developments Limited	GBR	100% by Galliard Developments Ltd
Minari LLC	DE	100% by A24 Films LLC
Minari Rights LLC	DE	100% by A24 Films LLC
Ministry of a Frozen World LLC	DE	100% by A24 Films LLC
Ministry of Arts and Interrogation LLC	DE	100% by A24 Films LLC
Ministry of Creative Reasoning LLC	DE	100% by A24 Films LLC
Mirror Media IP Holdings, LLC	DE	100% by Valence Media, LLC
Mirrors and Windows Films Inc.	CAN	100% by A24 Films LLC
Monterra Asset Holdings, LLC	DE	100% by Monterra Trust
Monterra FA Holdings, LLC	NJ	100% by Monterra Trust
Monterra Trust	DE	100% by EPH Holdings, LLC
Moon Base LLC	DE	100% by A24 Films LLC
Mosaic Media Investment Partners, LLC	DE	52.4% by dcp TL Funding LLC
Mosaic Media Investment Partners, LLC	DE	47.6% by dcp LLC
Motown The Film Limited	GBR	100% by Fulwell 73 UK Limited
MRC Data, LLC	DE	100% by Mirror Media IP Holdings, LLC
MRC I Hedge Co, LLC	DE	100% by MRC II Holdings, LP
MRC I Project Co, LLC	DE	100% by MRC II Holdings, LP
MRC II Distribution Company, L.P.	DE	99.9% by Media Rights Capital II, L.P.
MRC II Finance Company, L.P.	DE	99.9% by Media Rights Capital II, L.P.
MRC II Holdings, LP	DE	99.9% by MRC II Distribution Company, L.P.
MRC II Sub GP, LLC	DE	100% by Media Rights Capital II, L.P.
MRC International Distribution Company, Inc.	DE	100% by MRC II Distribution Company, L.P.
MRC Investments, LLC	DE	100% by Media Rights Capital II, L.P.
MRC Media Entertainment Group LLC	DE	100% by MRC Media LLC
MRC Media Holdings LLC	DE	100% by Mirror Media IP Holdings, LLC
MRC Media LLC	DE	100% by MRC Media Holdings LLC
MRC360, LLC	CA	100% by MRC II Holdings, LP
MS 111 Fulton, LLC	NY	100% by Melt Shop, LLC
MS 135 Fourth Avenue, LLC	NY	100% by Melt Shop, LLC
MS Ameream, LLC	NY	100% by Melt Shop, LLC
MS Boca Raton, LLC	NY	100% by Melt Shop, LLC
MS Enterprises International, LLC	NY	100% by Melt Shop, LLC
MS Marketing Fund, LLC	NY	100% by Melt Shop, LLC
MS Menlo Park, LLC	NY	100% by Melt Shop, LLC
MS MOA, LLC	NY	100% by Melt Shop, LLC
MS Newport Center, LLC	NY	100% by Melt Shop, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
MS Rockaway, LLC	NY	100%	by Melt Shop, LLC
MS Roosevelt Field, LLC	NY	100%	by Melt Shop, LLC
MS Sawgrass I, LLC	NY	100%	by Melt Shop, LLC
MS Smith Haven, LLC	NY	100%	by Melt Shop, LLC
MS Staten Island, LLC	NY	100%	by Melt Shop, LLC
MS Sub W50, LLC	NY	100%	by MS W50, LLC
MS W26, LLC	NY	100%	by Melt Shop, LLC
MS W50, LLC	NY	100%	by Melt Shop, LLC
MS W52, LLC	NY	100%	by Melt Shop, LLC
MS Westchester, LLC	NY	100%	by Melt Shop, LLC
MS Woodbury Commons, LLC	NY	100%	by Melt Shop, LLC
N318MM, LLC	KS	50%	by Security Benefit Corporation
Nashville Nightmare, LLC	TN	100%	by Nightmare Holdings, LLC
Nashville The Film Limited	GBR	100%	by Fulwell 73 UK Limited
NBT Holdings, LLC	DE	97%	by Venture Brand Management LLC
Net-Net Worldwide LLC	DE	100%	by A24 Films LLC
Nextant Aircraft 9017, LLC	OH	100%	by Nextant Aircraft, LLC
Nextant Aircraft 9054, LLC	OH	100%	by Nextant Aircraft, LLC
Nextant Aircraft, LLC	OH	100%	by ACS Nextant Holdings LLC
Nightmare Holdings, LLC	DE	100%	by 13 FEG Haunted Holdings, LLC
Nolensville Invest S.L.	Spain	100%	by Pleasant Invest S.L.
North City Screams LLC	IL	100%	by 13 FEG Haunted Holdings, LLC
North Woolwich Road Developments Limited	GBR	30%	by Galliard Developments Ltd
Note Funding 1892, LLC	KS	100%	by Dayton Funding, LLC
Note Funding 1892-2, LLC	KS	100%	by EPH, LLC
NPC Holdings, Inc.	DE	99.44%	by NPC Restaurant Holdings II LLC
NPC International Holdings, LLC	DE	100%	by NPC Holdings, Inc.
NPC International, Inc.	DE	100%	by NPC Restaurant Holdings, LLC
NPC Operating Company B, Inc.	DE	100%	by NPC International, Inc.
NPC QB LLC	DE	100%	by NPC International, Inc.
NPC Quality Burgers, Inc.	DE	100%	by NPC International, Inc.
NPC RE Holdings LLC	DE	100%	by NPC Restaurant Holdings I LLC
NPC Restaurant Holdings I LLC	DE	49.99%	by Eldridge NPC Holdings LLC
NPC Restaurant Holdings II LLC	DE	100%	by NPC Restaurant Holdings I LLC
NPC Restaurant Holdings, LLC	DE	100%	by NPC International Holdings, LLC
NZC Capital LLC	DE	80.5%	by Todd L. Boehly, Individual
Oaktree Entertainment, LLC	DE	100%	by MRC II Holdings, LP
Oasis BH Holdings LLC	DE	48.2%	by CI BH Holdings LLC
Oasis West Realty LLC	DE	100%	by OWR Mezz II Borrower LLC
OBH Intermediate Holdco, LLC	DE	100%	by Oasis BH Holdings LLC
On The Rocks LLC	DE	100%	by A24 Films LLC
One Sky Flight Holdings, LLC	DE	100%	by Epic Aero, Inc.
One Sky Flight, LLC	DE	100%	by One Sky Flight Holdings, LLC
Oneida Portfolio Trust, LLC	DE	100%	by Steamboat Portfolio Trust, LLC
Operation Mongoose LLC	DE	50%	by A24 Films LLC
Orchard Wharf Developments Ltd	GBR	50%	by Galliard Developments Ltd
Original Narrative Library, LLC	DE	100%	by Valence Media, LLC
OWR Mezz II Borrower LLC	DE	100%	by OBH Intermediate Holdco, LLC
Ozawkie LLC	KS	100%	by Dayton Funding, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Paderna sp.zo.o	Poland	100% by PZO JV B.V.
Palio Funding 2, Ltd.	CYM	0% Mgmt. by CBAM CLO Management LLC
Pallazzo Funding LLC	DE	97.5% by SCF Aviation Capital LLC
Palmer Portfolio Trust, LLC	DE	100% by EPH, LLC
PayActiv, Inc.	DE	13.12% by Eldridge PayActiv Holdings LLC
PC-12/47E 1525, LLC	DE	100% by SA Leasing, LLC
PC-12/47E 1533, LLC	DE	100% by SA Leasing, LLC
PD Holdings LLC	DE	100% by Dayton Funding, LLC
PGM-MB Holdings LLC	DE	100% by Mediabistro Holdings LLC
Pickleback NOLA, LLC	LA	100% by MRC II Holdings, LP
Pickleback, LLC	CA	100% by MRC II Holdings, LP
Pink Freud LLC	DE	100% by A24 Films LLC
Pixion Games Limited	UK	11.62% by Eldridge Pixion Funding LLC
Pleasant Invest S.L.	Spain	100% by Davisville Holdings S.a r.l
Post Its LLC	DE	100% by A24 Films LLC
Post Portfolio Trust, LLC	DE	100% by Dayton Funding, LLC
Potwin Place, LLC	KS	100% by Dayton Funding, LLC
Priest Lake Haunted Woods, LLC	TN	100% by Nightmare Holdings, LLC
Primary Issue Anchor Separate Account LLC	DE	100% by Security Benefit Corporation
PrivateFly Limited	GBR	100% by Skyjet Europe Limited
PrivateFly, LLC	DE	100% by PrivateFly Limited
Pryor Chemical Company	OK	100% by LSB Chemical L.L.C.
Public House Productions LLC	DE	100% by A24 Films LLC
Pumpkin Fest Holdings, LLC	DE	100% by 13FEG Ops, LLC
Putnam Asset Holdings, LLC	DE	100% by EPH, LLC
PZO JV B.V.	Netherlands	90% by CIEF1 UK Holdings Limited
Queens LLC	DE	100% by A24 Films LLC
Quinton Heights, LLC	KS	100% by Dayton Funding, LLC
Raging Bear, LLC	DE	100% by MRC II Holdings, LP
Ramy Rights LLC	DE	100% by A24 Films LLC
Ravenwood Portfolio Trust, LLC	DE	100% by Dayton Funding, LLC
Renegade Brands USA, INC.	DE	20% by Canon Portfolio Trust, LLC
Reserving Rights LLC	DE	100% by A24 Films LLC
Ridge Media Holdings, LLC	DE	78.52% by Eldridge Industries, LLC
Ridge Media Holdings, LLC	DE	21.48% by Arch Portfolio Trust, LLC
Rivabella sp.zo.o	Poland	100% by Krakow Office Park B.V.
Rock and Romance Cruise 17 LLC	DE	100% by StarVista Live LLC
Rock and Romance Cruise 18 LLC	DE	100% by StarVista Live LLC
Rock and Romance Cruise 19 LLC	DE	100% by StarVista Live LLC
Rock and Romance Cruise 20 LLC	DE	100% by StarVista Live LLC
Rock and Romance Cruise 21 LLC	DE	100% by StarVista Live LLC
RR The Film Limited	GBR	100% by Fulwell 73 UK Limited
Ruby Entertainment Inc.	DE	100% by Fulwell 73 Productions US, Inc.
Ruby Productions LLC	CA	100% by Ruby Entertainment Inc.
S(WDC) LLC	DC	100% by Competitive Socializing U.S., Inc.
SA Leasing II, LLC	DE	100% by SA Leasing, LLC
SA Leasing, LLC	DE	100% by SCF Aviation Capital LLC
Sager House (Almedia) Limited	GBR	92.5% by CH Capital A Holdings LLC
Saguaro Road Records Inc.	DE	100% by Direct Holdings U.S. Corp.

Name	Jurisdiction	Percent of Voting Securities Owned
SAILES 2, LLC	DE	100% by Security Benefit Life Insurance Company
Sandy Beaches Cruise 21 LLC	DE	100% by StarVista Live LLC
Sarena Holdings Ltd	GBR	100% by Galliard Developments Ltd
Sarena House LLP	GBR	50% by Sarena Holdings Ltd
SBC Civic Center LLC	DE	100% by Mason Portfolio Trust, LLC
SBL Holdings, LLC	KS	100% by Security Benefit Corporation
SBT Investors, LLC	DE	100% by NZC Capital LLC
SBT Media Holdings, LLC	DE	100% by SBT Investors, LLC
SCF Aviation Capital LLC	DE	100% by SCF Funding LLC
SCF Canada 2018 GP Ltd.	CAN	100% by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2019 GP Ltd.	CAN	100% by Stonebriar Commercial Finance Canada Inc.
SCF Canada 2019-2 GP Ltd.	CAN	100% by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing 2017-1 LLC	DE	100% by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2017-2 LLC	DE	100% by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2018-1 LLC	DE	100% by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2019-1 LLC	DE	100% by Stonebriar Commercial Finance LLC
SCF Equipment Leasing 2019-2 LLC	DE	100% by Stonebriar Commercial Finance LLC
SCF Equipment Leasing Canada 2018 Limited Partnership	CAN	99% by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Leasing Canada 2019 Limited Partnership	CAN	99.9% by Stonebriar Commercial Finance Canada Inc.
SCF Equipment Trust 2016-1 LLC	DE	100% by Stonebriar Commercial Finance LLC
SCF Funding LLC	DE	100% by Stonebriar Finance Holdings LLC
SCF Goose LLC	DE	100% by SCF Aviation Capital LLC
SCF Maverick LLC	DE	100% by SCF Aviation Capital LLC
SCF Merlin LLC	DE	100% by SCF Aviation Capital LLC
SCF NBL LLC	DE	100% by SCF Funding LLC
SCF Rail Leasing LLC	DE	100% by SCF Funding LLC
SCF Revolver 2018-1 LLC	DE	100% by Stonebriar Commercial Finance LLC
SCF Servicing Company LLC	DE	99.9% by SCF Funding LLC
SE2 Digital Service LLP	India	99.9999% by se2 Holdings, LLC
SE2 Digital Service LLP	India	0.0001% by se2, LLC
se2 Holdco, LLC	KS	100% by Security Benefit Corporation
se2 Holdings, LLC	KS	93.2% by se2 Holdco, LLC
SE2 Information Services Ireland Limited	IRL	100% by se2 Holdings, LLC
se2, LLC	KS	100% by se2 Holdings, LLC
SecBen GBM Investco, LLC	DE	100% by Security Benefit Life Insurance Company
Security Benefit Academy, Inc.	KS	100% by Security Benefit Corporation
Security Benefit Business Services, LLC	KS	100% by SBL Holdings, LLC
Security Benefit Corporation	KS	99.925% by Eldridge SBC Holdings LLC
Security Benefit Life Insurance Company	KS	100% by SBL Holdings, LLC
Security Distributors, LLC	KS	100% by Security Benefit Life Insurance Company
Security Financial Resources, Inc.	KS	100% by SBL Holdings, LLC
Sensory Impact Group, LLC	DE	73% by Arch Portfolio Trust, LLC
Sentient Holdings, LLC	DE	100% by One Sky Flight, LLC
Sentient Jet Charter, LLC	DE	100% by Sentient Jet, LLC
Sentient Jet, LLC	DE	100% by Sentient Holdings, LLC
SGT VF GP, LLC	DE	100% by Eldridge Industries, LLC
SGTV Fund, LP	DE	0% Mgmt. by SGT VF GP, LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Shamrock Valley, LLC	KS	100% by Security Benefit Corporation
Short of the Week, LLC	DE	10.3% by Sugar23, Inc.
SIMCOM Holdings, Inc.	DE	50% by Volo Sicuro, LLC
SIMCOM International, Inc.	FL	100% by SIMCOM, Inc.
SIMCOM, Inc.	DE	100% by SIMCOM Holdings, Inc.
Sirio Acquisition S.r.l.	Italy	100% by Volare Acquisitions, Limited
Sirio S.p.A.	Italy	80% by Sirio Acquisition S.r.l.
Sixth Avenue Reinsurance Company	VT	100% by Security Benefit Life Insurance Company
SJS&W Washington Property LLC	DE	100% by St. James Sports and Wellness Washington LLC
Skyjet Europe Limited	GBR	100% by One Sky Flight, LLC
Slushie LLC	DE	100% by A24 Films LLC
Sojourn Aviation Company, LLC	DE	100% by Epic Aero, Inc.
Soul Train Cruise 16 LLC	DE	100% by StarVista Live LLC
Soul Train Cruise 17 LLC	DE	100% by StarVista Live LLC
Soul Train Cruise 18 LLC	DE	100% by StarVista Live LLC
Soul Train Cruise 19 LLC	DE	100% by StarVista Live LLC
Soul Train Cruise 20 LLC	DE	100% by StarVista Live LLC
Soul Train Cruise 21 LLC	DE	100% by StarVista Live LLC
Soul Train Cruise III, LLC	DE	100% by StarVista Live LLC
Soul Train Cruise IV, LLC	DE	100% by StarVista Live LLC
South Audley Street LLP	GBR	0% Board rights held by CH Capital A Holdings LLC
Southern Rock Cruise 18 LLC	DE	100% by StarVista Live LLC
Southern Rock Cruise 19 LLC	DE	100% by StarVista Live LLC
Southern Rock Cruise 20 LLC	DE	100% by StarVista Live LLC
Spinmedia LLC	DE	100% by MRC Media Entertainment Group LLC
Spoon River Investments, LLC	DE	100% by SBT Investors, LLC
Sports Media Technology Corporation	DE	14.1% by Steamboat Portfolio Trust, LLC
St. James Sports and Wellness Washington LLC	DE	100% by The St. James Sports and Wellness Complex LLC
Stanley and Bud LLC	DE	100% by A24 Films LLC
Starbones Ltd	GBR	80% by GDL (Chiswick) LLP
StarVista Entertainment LLC	DE	100% by Direct Holdings Global LLC
StarVista Live LLC	DE	100% by StarVista Entertainment LLC
StarVista Management LLC	DE	100% by StarVista Entertainment LLC
Steamboat Portfolio Trust, LLC	DE	100% by EPH, LLC
Stewart Street Productions, LLC	DE	100% by dcp LLC
Stonebriar Commercial Finance Canada Inc.	CAN	100% by SCF Funding LLC
Stonebriar Commercial Finance LLC	DE	100% by SCF Funding LLC
Stonebriar Finance Holdings LLC	DE	80.7% by Stonebriar Holdings LLC
Stonebriar Holdings LLC	DE	100% by Eldridge Equipment Finance LLC
Stonebriar IFH LLC	DE	100% by SCF Funding LLC
Strivers LLC	DE	100% by The St. James Sports and Wellness Complex LLC
Studio Momo LLC	DE	100% by A24 Films LLC
Sugar23, Inc.	DE	15.1% by Valence Circle Up, LLC
Sunset Screams LLC	TX	100% by 13 FEG Haunted Holdings, LLC
Super, Awesome & Amazing LLC	DE	100% by The St. James Sports and Wellness Complex LLC
Supercluster LLC	DE	50% by A24 Films LLC
Swingers 1 Limited	GBR	100% by Competitive Socialising Limited
Swingers 2 Limited	GBR	100% by Competitive Socialising Limited
Swingers NY LLC	NY	100% by Competitive Socializing U.S., Inc.

Name	Jurisdiction	Percent of Voting Securities Owned
Synergy Sports Technology, LLC	AZ	100% by Atrium Sports, Inc.
Talk Later LLC	DE	100%	by A24 Films LLC
Terror on the Fox Holdings, LLC	CO	100%	by 13 FEG Haunted Holdings, LLC
TG Acquisitions Limited	GBR	100%	by South Audley Street LLP
The Allbright Group LA, LLC	CA	100%	by The Allbright Group US, LLC
The Allbright Group Limited	GBR	0%	Board rights held by CH Capital A Holdings LLC
The Allbright Group US, LLC	DE	100%	by The Allbright Group Limited
The Hollywood Reporter, LLC	DE	100%	by MRC Media LLC
The Humans Rights LLC	DE	100%	by A24 Films LLC
The Lovers LLC	DE	100%	by A24 Films LLC
The St. James FCVA LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Lacrosse LLC	VA	100%	by SJS&W Washington Property LLC
The St. James Sports & Wellness Lincolnshire LLC	DE	100%	by Cain International LP
The St. James Sports and Wellness Complex LLC	DE	0%	Board rights held by CHE SJG LLC
The Stage Shoreditch (Commercial Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) LP	GBR	99.9%	by The Stage Shoreditch (Commercial Tower) Unit Trust
The Stage Shoreditch (Commercial Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Commercial Tower) GP Ltd
The Stage Shoreditch (Commercial Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Containers) GP Ltd	GBR	100%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) LP	GBR	99.9%	by The Stage Shoreditch (Containers) Unit Trust
The Stage Shoreditch (Containers) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Containers) GP Ltd
The Stage Shoreditch (Containers) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Curtain Theatre) GP Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) LP	GBR	64.9%	by The Stage Shoreditch (Curtain Theatre) Unit Trust
The Stage Shoreditch (Curtain Theatre) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Curtain Theatre) GP Ltd
The Stage Shoreditch (Curtain Theatre) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Master) Unit Trust	JEY	99%	by The Stage Shoreditch LLP
The Stage Shoreditch (Office North) GP Ltd	GBR	100%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) LP	GBR	99.9%	by The Stage Shoreditch (Office North) Unit Trust
The Stage Shoreditch (Office North) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office North) GP Ltd
The Stage Shoreditch (Office North) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Office South) GP Ltd	GBR	100%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) LP	GBR	99.9%	by The Stage Shoreditch (Office South) Unit Trust
The Stage Shoreditch (Office South) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Office South) GP Ltd
The Stage Shoreditch (Office South) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (Pavilion) GP Ltd	GBR	65%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) LP	GBR	99.9%	by The Stage Shoreditch (Pavilion) Unit Trust
The Stage Shoreditch (Pavilion) Nominee Ltd	GBR	100%	by The Stage Shoreditch (Pavilion) GP Ltd
The Stage Shoreditch (Pavilion) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch (The Tower) GP Ltd	GBR	100%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) LP	GBR	99.9%	by The Stage Shoreditch (The Tower) Unit Trust
The Stage Shoreditch (The Tower) Nominee Ltd	GBR	100%	by The Stage Shoreditch (The Tower) GP Ltd
The Stage Shoreditch (The Tower) Unit Trust	JEY	99.2%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Deveopment LLP	GBR	100%	by The Stage Shoreditch LLP
The Stage Shoreditch LLP	GBR	0%	Board rights held by CH McCourt (The Stage) LLC
The Stage Shoreditch Management Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust
The Stage Shoreditch Residential Ltd	GBR	100%	by The Stage Shoreditch (Master) Unit Trust

Name	Jurisdiction	Percent of Voting Securities Owned
Thirteenth Floor Entertainment Group, LLC	DE	50% by Sensory Impact Group, LLC
Three L Finance Holdings, LLC	DE	100% by Eldridge Equipment Finance LLC
TLB-GBM, LLC	DE	100%	by Todd L. Boehly, Individual
Toil and Trouble Productions LLC	DE	100%	by A24 Films LLC
Toil and Trouble Rights LLC	DE	100%	by A24 Films LLC
Topeka Grand Hotels, LLC	DE	37%	by Security Benefit Life Insurance Company
Trigger Investco, LLC	DE	100%	by Putnam Asset Holdings, LLC
Trigger Media Group, LLC	DE	100%	by Trigger Investco, LLC
Trinity Stuart Development LLC	DE	100%	by Trinity Stuart Holding, LLC
Trinity Stuart Holding, LLC	DE	85%	by CI Boston Holdings LLC
Triple8, LLC	KS	100%	by Security Benefit Corporation
Trison Construction, Inc.	OK	100%	by LSB Chemical L.L.C.
Truebill, Inc.	DE	17.14%	by Eldridge Truebill Funding, LLC
TS Hotel Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Pied-a-Terre Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Residences Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TS Retail Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
TSJ Lincolnshire Property LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
TSJ Tysons Galleria Property LLC	VA	0%	Mgmt. by The St. James Sports and Wellness Complex LLC
Tumbleweed Funding LLC	KS	100%	by Dayton Funding, LLC
Tuvoli, LLC	DE	100%	by Epic Aero, Inc.
UB The Film Limited	GBR	100%	by Fulwell 73 Limited
Ultimate Disco Cruise 19 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 20 LLC	DE	100%	by StarVista Live LLC
Ultimate Disco Cruise 21 LLC	DE	100%	by StarVista Live LLC
Ultralight Beam LLC	DE	100%	by A24 Films LLC
University Club Holding, LLC	DE	100%	by Trinity Stuart Holding, LLC
Valence A24, LLC	DE	100%	by Media Capital Holdings, LLC
Valence APM, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Circle Up, LLC	DE	100%	by Valence Media Group, LLC
Valence FW73, LLC	DE	100%	by Media Capital Holdings, LLC
Valence Media Group, LLC	DE	99%	by Valence Media Partners, LLC
Valence Media Holdings, LLC	DE	100%	by Valence Media Group, LLC
Valence Media Partners, LLC	DE	38.31%	by Ridge Media Holdings, LLC
Valence Media Partners, LLC	DE	4.64%	by Mason Portfolio Trust, LLC
Valence Media Partners, LLC	DE	22.5%	by SBT Media Holdings, LLC
Valence Media, LLC	DE	100%	by Valence Media Holdings, LLC
Valence Zig Holdings, LLC	DE	100%	by Media Capital Holdings, LLC
Vectura Services LLC	DE	100%	by Eldridge Business Services LLC
Venture Brand Management LLC	DE	100%	by Sugar23, Inc.
Vim & Victor LLC	DE	100%	by The St. James Sports and Wellness Complex LLC
Volare Acquisitions, Limited	IRL	49%	by Flexjet Limited
Volo Sicuro, LLC	DE	5.93%	by Epic Aero, Inc.
Volo Sicuro, LLC	DE	19.77%	by Eldridge VS, LLC
Wanamaker Portfolio Trust, LLC	KS	100%	by EPH, LLC
Watson Brickell Development Mezz, LLC	DE	100%	by CHE 830 Brickell LLC
Watson Brickell Development Parent, LLC	DE	50%	by CHE 830 Brickell LLC
Watson Brickell Development Pledgor, LLC	DE	100%	by CHE 830 Brickell LLC

Name	Jurisdiction	Percent of Voting Securities Owned
Watson Brickell Development, LLC	DE	100% by CHE 830 Brickell LLC
WBC, LLC	DE	100% by MRC II Holdings, LP
Western Remedy LLC	DE	100% by A24 Films LLC
Westgate House Developments Limited	GBR	50% by Galliard Developments Ltd
WFC-FT18 LLC	LA	100% by Lifestyle Products Group LLC
Windy Screams LLC	IL	100% by 13 FEG Haunted Holdings, LLC
Yang Rights LLC	DE	100% by A24 Films LLC
Yekaterina UK Limited	GBR	100% by MRC II Holdings, LP
Yekaterina, LLC	CA	100% by MRC II Holdings, LP
Young Brothers LLC	DE	100% by A24 Films LLC

SBL is also the depositor of the following separate accounts: SBL Variable Annuity Accounts I, III, IV, SBL Variable Universal Life Insurance Account Varilife, Security Varilife Separate Account, Variable Annuity Account XI, Variflex Separate Account, SBL Variable Annuity Account VIII, SBL Variable Annuity Account XIV, SBL Variable Annuity Account XVII, T. Rowe Price Variable Annuity Account and Parkstone Variable Annuity Separate Account. As depositor of the separate accounts, SBL might be deemed to control them.

Item 27. Number of Contractowners

As of February 28, 2020, there were 6,111 owners of Qualified Contracts and 2,438 owners of Non- Qualified Contracts issued under SBL Variable Annuity Account XIV.

Item 28. Indemnification

The bylaws of Security Benefit Life Insurance Company provide that the Company shall, to the extent authorized by the laws of the State of Kansas, indemnify officers and directors for certain liabilities threatened or incurred in connection with such person’s capacity as director or officer.

The Articles of Incorporation include the following provision:

(a)
No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that nothing contained in this Article shall eliminate or limit the liability of a director (a) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under the provisions of K.S.A. 17- 6424 and amendments thereto, or (d) for any transaction from which the director derived an improper personal benefit. If the General Corporation Code of the State of Kansas is amended after the filing of these Articles of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Code of the State of Kansas, as so amended.

(b)
Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

Insofar as indemnification for a liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or other- wise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person of the Depositor in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter
(a)(1)	Security Distributors, LLC (“SDL”), a subsidiary of SBL, acts as principal underwriter for:

SBL Variable Annuity Account I
SBL Variable Annuity Account III
SBL Variable Annuity Account IV
Security Varilife Separate Account (Security Elite Benefit)
Security Varilife Separate Account (Security Varilife)
SBL Variable Universal Life Insurance Account (Varilife)
Parkstone Advantage Variable Annuity
Variflex Separate Account (Variflex)
Variflex Separate Account (Variflex ES)
Variable Annuity Account VIII (Variflex Extra Credit)
Variable Annuity Account VIII (Variflex LS)
Variable Annuity Account VIII (Variflex Signature)
Variable Annuity Account XI (Scarborough Advantage Variable Annuity)
SBL Variable Annuity Account XIV (AdvisorDesigns Variable Annuity)
SBL Variable Annuity Account XIV (AEA Variable Annuity)
SBL Variable Annuity Account XIV (AdvanceDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns Variable Annuity)
SBL Variable Annuity Account XIV (EliteDesigns II Variable Annuity)
SBL Variable Annuity Account XIV (NEA Valuebuilder)
SBL Variable Annuity Account XIV (NEA Valuebuilder Retirement Income Director Variable Annuity)
SBL Variable Annuity Account XIV (SecureDesigns Variable Annuity)
SBL Variable Annuity Account XIV (Security Benefit Advisor Variable Annuity)
SBL Variable Annuity Account XVII (ClassicStrategies Variable Annuity)
SBL Variable Annuity Account XVII (ThirdFed Variable Annuity)
T. Rowe Price Variable Annuity Account

(a)(2)	SDL acts as principal underwriter for the following variable annuity contracts issued by First Security Benefit Life Insurance and Annuity Company of New York (“FSBL”):

Variable Annuity Account A (AdvisorDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns Variable Annuity)
Variable Annuity Account A (EliteDesigns II Variable Annuity)
Variable Annuity Account B (SecureDesigns Variable Annuity)
Variable Annuity Account B (AdvanceDesigns Variable Annuity)
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York

(a)(3)	SDL acts as principal underwriter for the following Nationwide Life Insurance Company Separate Accounts:

Nationwide Multi-Flex Variable Account Nationwide Variable Account 9

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	David G. Byrnes	President and Head of Distribution
	Tom Y Wang	Treasurer
	Justin A. Jacquinot	Senior Vice President, Direct Relationships
	Kevin M Watt	Senior Vice President
	Michael K Reidy	Senior Vice President
	James J. Kiley	Senior Vice President, Education Markets
	Mark W. Turner	Senior Vice President, Education Markets
	Michael T Maghini	Senior Vice President
	Kurt E. Auleta	Senior Vice President, Sales Operations
	Christopher D. Swickard	Vice President, and Secretary
	Donald A. Wiley	Vice President
	Carmen R. Hill	Vice President and Assistant Secretary
	Yolande C Nichols	Chief Compliance Officer
*For all persons listed, the principal business address is One Security Benefit Place, Topeka, Kansas 66636-0001.

(c)	(1)	(2)	(3)	(4)	(5)
	Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commissions	Other Compensation
	Security Distributors, LLC	$2,274,574	$550,736	$0	N/A

1   SBL pays commissions to selling broker-dealers through SDL. This is the amount paid to SDL in connection with all contracts sold through the separate account. SDL passes through to selling broker-dealers all such amounts.

2  A contingent deferred sales charge may be assessed on full or partial withdrawals from the contract. This is the amount of contingent deferred sales charge assessed in connection with all withdrawals from all contracts in the separate account, all of which is retained by SBL.

Item 30. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the 1940 Act and the rules there- under are maintained by SBL at its administrative offices--One Security Benefit Place, Topeka, Kansas 66636-0001.

Item 31. Management Services

All management contracts are discussed in Part A or Part B.

Item 32. Undertakings

(a)
Registrant undertakes that it will file a post-effective amendment to this Registration Statement as frequently as necessary to ensure that the audited financial statements in the Registration Statement are never more than sixteen (16) months old for so long as payments under the Variable Annuity contracts may be accepted.

(b)	Registrant undertakes that it will include as part of the Variable Annuity contract application a space that an applicant can check to request a Statement of Additional Information.

(c)
Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to SBL at the address or phone number listed in the prospectus.

(d)
Security Benefit Life Insurance Company represents that the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Depositor.

(e)
SBL, sponsor of the unit investment trust, SBL Variable Annuity Account XIV, hereby represents that it is relying upon American Council of Life Insurance, SEC No-Action Letter, [1988-1989 Transfer Binder] Fed. Sec. L. Rep. (CCH) paragraph 78,904 (Nov. 28, 1988), and that it has complied with the provisions of paragraphs (1)-(4) of such no-action letter which are incorporated herein by reference.

(f)
Security Benefit Life Insurance Company represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 with respect to Contracts issued to participants under the Texas Optional Retirement Program and that it has complied with the provisions of paragraphs (a) – (d) of that Rule.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and that it has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Topeka, and State of Kansas on this 27th day of April 2020.

Security Benefit Life Insurance Company
(the Depositor)

SBL Variable Annuity Account XIV
(The Registrant)

By:	*
Michael P. Kiley, Chief Executive Officer and Director

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on April 27, 2020.

SIGNATURES AND TITLES

By:	*
Michael P. Kiley, Chief Executive Officer and Director
By:	*
John P. Wohletz, Vice President and Chief Accounting Officer
By:	*
Barry G. Ward, Senior Vice President, Chief Financial Officer Chief Risk Officer, Treasurer, and Director
By:	*
John F. Guyot, Senior Vice President, General Counsel, Secretary and Director
By:	*
Roger S. Offermann, Senior Vice President, Chief Actuary and Director
By:	*
Joseph Wittrock, Senior Vice President, Chief Investment Officer and Director
By:	*
Douglas G. Wolff, President and Director
*By:	CHRIS SWICKARD
Chris Swickard, as Attorney-in-Fact

EXHIBIT INDEX

(8)	(aa)	Participation Agreement – Legg Mason – Mutual Funds
(8)	(ai)	Participation Agreement – PIMCO – Mutual Funds(o)
(8)	(al)	Participation Agreement – Prudential – Mutual Funds
(8)	(ar)	Participation Agreement – Rydex – Mutual Funds
(10)	(a)	Consent of Independent Registered Public Accounting Firm
	(b)	Consent of Counsel